UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

IMPORTANT INFORMATION

The information presented on the following pages is current as of September 30, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company Universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company Universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Best Short-Intermediate Municipal Debt Fund

Lipper Classification Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards were given for three-year, five-year, and ten-year periods ended 11/30/11. The fund did not win the award for other time periods.

Glossary

Barclays Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food,

transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Core PCE Price Index – Personal Consumption Expenditures (PCE) prices excluding food and energy.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations

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IMPORTANT INFORMATION, CONTINUED

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

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THORNBURG LIMITED TERM MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.74%, as disclosed in the most recent Prospectus.

Average Annual Total Returns For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without sales charge	4.36%	4.16%	4.71%	3.59%	5.49%
With sales charge	2.79%	3.64%	4.38%	3.44%	5.43%

30-Day Yields, A Shares As of September 30, 2012

Annualized Distribution Yield	SEC Yield

1.87%	0.73%

Key Portfolio Attributes As of September 30, 2012

Number of Bonds	1,449

Effective Duration	3.3 Yrs

Average Maturity	4.0 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 13.

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Thornburg Limited Term Municipal Fund – September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

October 13, 2012

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 31 cents to $14.70 per share during the fiscal year ended September 30, 2012. If you were with us for the entire period, you received dividends of 31.1 cents per share. If you reinvested your dividends, you received 31.4 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund slightly underperformed the index with a total return of 4.36% at NAV for the fiscal year ended

September 30, 2012, versus 4.50% for the BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index. The Fund generated 2.04% more price appreciation, but 2.18% less income.

The market’s positive returns were primarily due to declining interest rates and narrowing credit spreads. Interest rates declined more for longer maturities; consequently longer-maturity bonds outperformed shorter-maturity bonds. As credit spreads compressed, lower-quality bonds outperformed higher-quality bonds. The Fund’s additional price appreciation is due to several factors. Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve subtracted 0.26% of relative price appreciation. Our overweight to the insured and revenue sectors subtracted 0.13%. We underweighted the general obligation and pre-refunded sectors, which added 0.79% of relative price performance. Our overweight to lower credit quality securities added 0.68% of performance relative to the benchmark. Other risk factors accounted for another 0.96%.

The Economy and the Federal Reserve

During the first quarter of the fiscal year, economic activity appeared to be picking up; the December 2011 gross domestic product (GDP) reading was a strong 4.1%. The acceleration in activity proved to be an illusion as the March and June 2012 GDP readings were 2.0% and 1.3%, respectively. Non-farm payrolls continued to grow but at rather anemic rates. The unemployment rate began the fiscal year at 9.0% and decreased to 7.8% by the end of the fiscal year. Inflation, as measured by the Consumer Price Index (CPI), is running in the 2.0% range. If one subtracts the food and energy components to arrive at core CPI, the last reading was likewise at 2.0%. But given higher readings earlier in the year, the trend shows a decline. Inflation as measured by the Personal Consumption Expenditure Index (PCE), the Federal Reserve Board’s (the Fed) favored inflation measure, is running at a core level of 1.6%. All of these economic indicators and others point to an economy on shaky footing.

In addition to these fundamental factors, many investors are concerned about the impact of the so-called “fiscal cliff”, which The Washington Post referred to as follows:

The “ fiscal cliff” is a term coined by Federal Reserve Chairman Ben S. Bernanke. It refers to a collection of changes in current law that are all set to strike in January, triggering the sharpest reduction in the federal budget deficit in more than 40 years.

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LETTER TO SHAREHOLDERS,

CONTINUED

The Post goes on to say that taxes would also increase:

For most taxpayers, the bulk of the increase would be triggered by the expiration of tax cuts enacted in 2001 and 2003 during the George W. Bush administration. The expiration of President Obama’s payroll tax holiday, which shaved two percentage points off the 6.2 percent Social Security tax, comes in a close second. If these issues are not addressed many analysts think the United States will be pushed into another recession.

On top of all this, Europe is still a mess, but the fixed income markets seem not to be as headline sensitive to news coming out of Europe as they were last year. The Fed, at its last meeting decided to enter into its third round of quantitative easing – QE3. In this round, the Fed will concentrate its security purchases to the mortgage market in an effort to lower borrowing costs for homebuyers, which should spur the housing market. As anyone who has recently applied for a mortgage knows, it is not the interest cost of the product that stands as a borrower’s major roadblock. The fixed income markets’ initial reaction to the latest Fed move was an increase in inflation expectations and a decrease in bond prices, though this fear has subsided in recent weeks.

The Presidential Election and Tax Policy

Tax policy and the federal deficit have proven to be key election season issues. Both candidates have put forward their respective plans for deficit reduction; both could influence the municipal bond market. Table I shows a side-by-side analysis based on a recent article in The Bond Buyer, a leading publication on the municipal bond market.

Table I
Obama	Romney

Extends the 2001 and 2003 tax cuts for individuals earning under $200,000 and families earning under $250,000.	Permanently extend all the 2001 and 2003 tax cuts. Eliminate taxation of investment income for individuals earning less than $200,000.

Returns to the Clinton Era highest marginal tax rate of 39.6% .	Lowers marginal rates across the board by 20%, eliminates the alternative minimum tax.

In a jobs bill he floated last October and his 2013 budget, Obama proposed to place a 28% cap on the value of tax-exempt interest for the wealthy.	Announced he would cap individual tax deductions at $17,000. Not clear if he would cap exclusions, like tax exemption, as well as deductions.

Bruce Bartlett, former policy adviser to President Ronald Reagan and Treasury official under President George H. W. Bush, said without a doubt Obama’s tax proposals would be more beneficial to the municipal market primarily because he wants to impose higher tax rates on the wealthy, which would make tax-exempt bonds more attractive.	While Romney has not specifically mentioned capping tax exemption, in a Wall Street Journal editorial in August, Glenn Hubbard, his senior economic adviser, said the exclusion of interest on tax-exempt municipal bonds is “on the table” for the Republican candidate.

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One can see that both candidates’ potential tax policies, as known today, could influence the municipal bond market. However, as with most election rhetoric, the eventual legislation may look nothing like the campaign proposals. There are two things that people should never watch being made, sausage and legislation!

The Municipal Market

The demand picture in the municipal market improved during the fiscal year. Investors poured $56 billion into municipal bond mutual funds over the last 12 months. The total assets in municipal bond mutual funds were $562 billion, according to the Investment Company Institute, a mutual fund industry advocacy group. Assets in municipal bond mutual funds on November 30, 2010, just before the six-month period of investor exodus, were $497 billion. On the other side of the ledger, the supply picture improved. The supply of new-issue municipal bonds was $379 billion for the 12 months ended September 30, 2012. This exceeded the $329 billion for the 12 months ending September 30, 2011 by $50 billion – or a 15% increase.

The trend towards lower interest rates continued throughout this fiscal year. With short-term yields anchored near zero, investors moved out along the yield curve in search of more income. This caused long-term maturities to decrease in yield much more than short-term maturities. The average change in yield for the Thornburg Limited Term Municipal Fund’s investment universe (1–10 years) as measured by the average change in yield of a AAA general obligation bond was 0.05% for the first half of the fiscal year. In the second half of the fiscal year, the same measure of average yield change decreased 0.29%. See Graph I.

Investors, again in a search for income, have been willing to pay much more for lower quality securities than any time since 2008. This caused quality spreads to narrow and lower-quality securities to out-perform higher-quality securities. On December 30, 2011, the incremental yield an investor gained for buying a BBB security

Graph I: AAA General Obligation Municipal Yield Changes for 9/30/2011 Through 9/30/2012

Past performance does not guarantee future results.

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LETTER TO SHAREHOLDERS,

CONTINUED

Past performance does not guarantee future results.

versus a AAA security with a five-year maturity was 2.48%. On September 30, 2012, that incremental yield equaled 1.63%, a 0.85% decrease. Graph II shows the quarter-by-quarter and cumulative total return performance of the BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index for the fiscal year.

The credit picture in the municipal market is still mixed. At the state level, revenues continue to increase. At the local level, which has a heavy reliance on real estate taxes, the continued decline of assessed values has put pressure on local finances. Pension funding levels continue to decline due to poor investment returns and cutbacks in the annual pension contributions. Several state and local pension plans, recognizing the unsustainability of this condition, have begun to reform their pension systems, calling for higher participant contributions, higher retirement ages, or both. These and other measures have caused us to forsake investments in the state of Illinois and Puerto Rico general obligation debt.

In the last semi-annual letter to shareholders, we noted the risks of rising interest rates. As bond portfolio managers, we are always worried. If bonds are doing well, the economy is probably doing poorly, and we worry. If the economy is doing well, we worry because yields are probably rising and bond prices are declining. Such is the life we have chosen!

The level of real yields (yield less inflation) is a measure of value for fixed income products. Real yield levels are at record lows across all fixed income products. Relative to other fixed income products, municipal bonds appear to be attractive. Graph III illustrates this measure.

The Federal Reserve tends to favor an inflation measure known as the PCE Index, and we adopt that measure in our yield calculations here. Real yield levels for a five-year AAA general obligation municipal bond using core PCE as an inflation measure are negative and at 20-year lows, so we worry. At the same time, we are reminded of a famous quote by John Maynard Keynes, “The market can stay irrational longer than you can

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Past performance does not guarantee future results.

stay solvent.” Solvency is not an issue, of course, but Graph III would suggest rationality is. This state of affairs can continue for some time, but it is still a risk. The long-term average real yield for a five-year AAA municipal general obligation bond is 1.45%, meaning that since May 1991, investors have demanded 1.45% above the core PCE inflation rate to invest in five-year AAA general obligation bonds. The current yield on a five-year AAA municipal general obligation bond is 0.62%. If this relationship were return to the average long-term real yield level, one of three things would have to happen. First, five-year interest rates would need to increase about 2.50%. Second, inflation would need to decrease by about 2.50%. Neither of these two outcomes would be pleas-ant. Third, some combination of the two prior outcomes could occur, which also promises to be unpleasant. Investors should use this information to recognize the risk inherent in fixed income products at these historically low yield levels. They should take this opportunity to review their portfolios and determine whether their portfolios are properly diversified. In addition, they should ask themselves if they have an appropriate time horizon in mind for their investments. We suggest two to three years from the point that question is asked.

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LETTER TO SHAREHOLDERS,

CONTINUED

Conclusion

Your Thornburg Limited Term Municipal Fund currently consists of a laddered portfolio structure of over 1,440 securities. We ladder our core portfolios because we believe this structure has the potential to maximize an investor’s income. In fact, in an internal study of portfolio structures (using indices as proxies for portfolios) extending back to 1997, a hypothetical laddered portfolio structure outperformed bullet and barbell structures approximately 2/3 of the time (for a copy of the study, go to www.thornburg.com/whyladder). Past performance does not guarantee future results, of course. The laddered structure manages a portfolio’s yield curve exposure with a roughly equal weighting of each maturity, thereby mitigating a major risk factor. Graph I illustrates that yield changes are not uniform across the Limited Term Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year, so it can be reinvested. Graph IV describes the percentages of your Fund’s bond port-folio maturing in each of the coming years. We thank you for the trust you have placed with us and will continue to keep that foremost in our minds.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2012

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.55%
Alabama Public School and College Authority, 5.00% due 5/1/2013 (Education System Capital Improvements)	AA/Aa1	$5,000,000	$5,139,800
Alabama Public School and College Authority, 5.00% due 5/1/2015 (Education System Capital Improvements)	NR/Aa1	8,530,000	9,514,789
Alabama Public School and College Authority, 5.00% due 5/1/2016 (Education System Capital Improvements)	AA/Aa1	5,000,000	5,783,100
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,213,969
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,275,969
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,459,607
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,117,550
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,105,300
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,355,595
City of Birmingham GO, 5.00% due 10/1/2013 (Government Services; Insured: MBIA)	AA/Aa2	2,500,000	2,611,125
City of Birmingham GO, 5.00% due 2/1/2015 (Government Services)	AA/Aa2	4,240,000	4,643,436
City of Birmingham GO, 4.00% due 8/1/2015 (Government Services)	AA/Aa2	3,005,000	3,264,422
City of Birmingham GO, 5.00% due 2/1/2016 (Government Services)	AA/Aa2	3,775,000	4,274,659
City of Birmingham GO, 4.00% due 8/1/2016 (Government Services)	AA/Aa2	3,645,000	4,056,812
City of Birmingham GO, 5.00% due 2/1/2017 (Government Services)	AA/Aa2	2,045,000	2,382,180
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	3,127,991
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,379,480
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A2	6,000,000	6,129,900
City of Mobile Industrial Development Board Pollution Control, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Company Barry Plant Project)	A/A2	6,000,000	6,585,720
City of Mobile Private Placement Warrants GO, 4.50% due 8/15/2016 (Senior Center)	NR/NR	1,420,000	1,480,236
City of Mobile Warrants GO, 5.00% due 2/15/2019 (City Capital Improvements)	AA-/Aa2	2,000,000	2,365,360
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,455,305
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	927,872
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2016	AAA/Aa1	2,080,000	2,424,760
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	4,060,631
Town of Courtland Industrial Development Board, 4.75% due 5/1/2017 (Solid Waste Disposal-International Paper Company Project)	BBB/NR	5,000,000	5,251,300
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017	A+/A1	2,500,000	2,869,950
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	A+/A1	1,500,000	1,729,980

ALASKA — 0.66%
Alaska Energy Power Authority, 6.00% due 7/1/2013 (Bradley Lake Hydroelectric; Insured: AGM)	AA-/Aa2	1,600,000	1,660,944
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA+/Aa2	2,000,000	2,357,060
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2014	AA+/Aa3	2,000,000	2,136,480

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2015	AA+/Aa3	$1,900,000	$2,110,596
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2016	AA+/Aa3	1,000,000	1,144,460
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017	AA+/Aa3	3,000,000	3,532,110
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018	AA+/Aa3	2,455,000	2,953,758
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: Natl-Re) (State Aid Withholding)	AA/Aa2	1,175,000	1,264,418
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: Natl-Re)	AA-/Aa3	3,250,000	3,642,112
North Slope Boro GO, 5.00% due 6/30/2017 (Insured: Natl-Re)	AA-/Aa3	8,800,000	10,491,976
Valdez Alaska Marine Terminal, 5.00% due 1/1/2021 (BP Pipelines, Inc.)	A/A2	7,000,000	8,367,450

ARIZONA — 3.30%
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,471,698
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	4,263,017
Arizona Board of Regents COP, 5.00% due 6/1/2022 (University of Arizona)	AA-/Aa3	6,080,000	7,368,778
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	4,163,110
Arizona HFA, 5.00% due 7/1/2018 (Catholic Health Care West)	A/A2	1,470,000	1,700,055
Arizona HFA, 5.00% due 7/1/2019 (Catholic Health Care West)	A/A2	1,365,000	1,582,854
Arizona HFA, 5.00% due 7/1/2020 (Catholic Health Care West)	A/A2	1,290,000	1,488,492
Arizona Lottery, 5.00% due 7/1/2018 (Insured: AGM)	AA-/Aa3	8,370,000	10,067,352
Arizona Lottery, 5.00% due 7/1/2020 (Insured: AGM)	AA-/Aa3	8,000,000	9,803,680
Arizona School Facilities Board, 5.00% due 7/1/2016 (Insured: AMBAC)	NR/NR	5,775,000	6,391,366
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,500,000	4,332,755
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	9,409,782
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	6,215,450
City of Chandler, 3.00% due 7/1/2013	AA/Aa3	1,905,000	1,942,890
City of Chandler, 3.00% due 7/1/2014	AA/Aa3	2,790,000	2,911,449
City of Phoenix Civic Improvement Corp., 3.00% due 7/1/2013	A+/A1	1,000,000	1,019,400
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	A-/NR	1,000,000	1,083,870
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	A-/NR	1,325,000	1,472,367
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A-/NR	1,440,000	1,630,224
Glendale Western Loop 101 Public Facilities Corp., 6.00% due 7/1/2019	AA/A3	2,200,000	2,344,650
Maricopa County IDA Health Facilities, 4.125% due 7/1/2015 (Catholic Health Care West)	A/A2	1,000,000	1,081,380
Maricopa County IDA Health Facilities, 5.00% due 7/1/2038 put 7/1/2014 (Catholic Health
Care West)	A/A2	7,500,000	7,969,875
Mesa Highway GO, 3.25% due 7/1/2016	AA+/Aa3	10,000,000	10,464,600
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: Syncora) (ETM)	AA+/NR	3,135,000	3,353,635
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	12,100,000	13,434,993
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB/Baa1	1,600,000	1,708,976
Navajo County PCR, 5.50% due 6/1/2034 put 6/1/2014 (Arizona Public Service Co.)	BBB/Baa1	2,600,000	2,767,674
Navajo County PCR, 5.75% due 6/1/2034 put 6/1/2016 (Arizona Public Service Co.)	BBB/Baa1	9,700,000	10,942,570
Northern Arizona University COP, 5.00% due 9/1/2019 (Insured: AMBAC)	A/A2	3,500,000	3,665,865
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	190,000	190,828
Pima County IDA, 5.00% due 7/1/2016 (Metro Police Facility)	AA/Aa3	2,500,000	2,798,600
[a] Pima County IDA, 5.00% due 7/1/2017 (Metro Police Facility)	AA/Aa3	3,000,000	3,424,830
Pima County IDA, 5.00% due 7/1/2018 (Metro Police Facility)	AA/Aa3	3,285,000	3,798,150
Pima County IDA, 5.00% due 7/1/2019 (Metro Police Facility)	AA/Aa3	2,000,000	2,332,780
Pima County Sewer, 4.00% due 7/1/2014	A+/NR	1,500,000	1,586,205
Pima County Sewer, 5.00% due 7/1/2015	A+/NR	1,250,000	1,390,750
Pima County Sewer, 5.00% due 7/1/2016	A+/NR	2,000,000	2,295,940
Pima County Sewer, 4.50% due 7/1/2017 (Insured: AGM)	AA-/Aa3	5,000,000	5,831,500
Pima County Sewer, 5.00% due 7/1/2017	A+/NR	2,750,000	3,240,270
Pima County Sewer, 5.00% due 7/1/2018	A+/NR	2,000,000	2,403,120
Pima County Sewer, 5.00% due 7/1/2018 (Insured: AGM)	AA-/Aa3	5,000,000	6,046,350
Salt River Agricultural Improvement & Power District, 3.00% due 1/1/2014	AA/Aa1	11,275,000	11,652,712
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	A-/A3	6,885,000	7,693,230

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Town of Gilbert Public Facilities Municipal Property Corporation, 3.00% due 7/1/2015	AA/Aa2	$1,080,000	$1,142,856
University Arizona Medical Center Corp. GO, 5.00% due 7/1/2014	BBB+/Baa1	1,000,000	1,059,410
Yuma Property Corp. Utility Systems, 5.00% due 7/1/2016 (Insured: Syncora)	A+/A1	2,000,000	2,259,540
Yuma Property Corp. Utility Systems, 5.00% due 7/1/2018 (Insured: Syncora)	A+/A1	2,130,000	2,433,205

ARKANSAS — 0.28%
Fort Smith Water & Sewer, 2.00% due 10/1/2013 (Insured: AGM)	AA-/NR	1,000,000	1,013,800
Fort Smith Water & Sewer, 3.00% due 10/1/2014 (Insured: AGM)	AA-/NR	1,000,000	1,048,040
Fort Smith Water & Sewer, 3.50% due 10/1/2016 (Insured: AGM)	AA-/NR	1,370,000	1,516,193
Fort Smith Water & Sewer, 3.50% due 10/1/2017 (Insured: AGM)	AA-/NR	1,930,000	2,167,139
Fort Smith Water & Sewer, 4.00% due 10/1/2018 (Insured: AGM)	AA-/NR	1,000,000	1,156,350
Fort Smith Water & Sewer, 4.00% due 10/1/2019 (Insured: AGM)	AA-/NR	1,670,000	1,941,325
Jefferson County Hospital, 4.00% due 6/1/2015 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,205,000	1,289,470
Jefferson County Hospital, 4.00% due 6/1/2016 (Jefferson Regional Medical Center; Insured:
AGM)	AA-/NR	1,395,000	1,501,745
Jefferson County Hospital, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,375,000	1,486,691
Jefferson County Hospital, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,495,000	1,667,045
Jefferson County Hospital, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA-/NR	1,580,000	1,760,689

CALIFORNIA — 9.83%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,000,000	1,180,730
Anaheim Public Financing Authority, 5.25% due 10/1/2018 (Electric Systems Generation; Insured: AGM)	AA-/Aa3	1,560,000	1,566,115
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Facility Improvements; Insured: AGM)	AA-/Aa3	3,250,000	2,225,925
Brentwood Infrastructure, 2.00% due 11/1/2015 (Insured: AGM)	AA-/NR	520,000	527,134
Brentwood Infrastructure, 4.00% due 11/1/2016 (Insured: AGM)	AA-/NR	325,000	351,917
Brentwood Infrastructure, 5.00% due 11/1/2017 (Insured: AGM)	AA-/NR	965,000	1,097,765
Brentwood Infrastructure, 5.25% due 11/1/2018 (Insured: AGM)	AA-/NR	1,020,000	1,185,260
Brentwood Infrastructure, 5.25% due 11/1/2019 (Insured: AGM)	AA-/NR	725,000	851,143
Cabrillo USD GO, 0% due 8/1/2015 (Educational Facilities Projects; Insured: AMBAC)	NR/NR	1,000,000	963,420
Calexico USD COP, 5.75% due 9/1/2013	A-/NR	590,000	607,446
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A3	1,460,000	1,667,072
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,825,884
California HFFA, 5.50% due 2/1/2017 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A-/NR	2,575,000	2,902,926
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A-/NR	2,865,000	3,328,643
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A-/NR	1,975,000	2,343,515
California HFFA, 5.00% due 3/1/2020 (Catholic Healthcare West Health Facilities)	A/A2	4,400,000	5,214,308
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	A-/NR	1,695,000	2,005,863
California HFFA, 5.00% due 3/1/2021 (Catholic Healthcare West Health Facilities)	A/A2	3,450,000	4,064,755
California HFFA, 5.25% due 3/1/2022 (Catholic Healthcare West Health Facilities)	A/A2	7,020,000	8,333,863
California HFFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Healthcare West Health Facilities)	A/A2	3,500,000	3,727,500
California HFFA, 5.00% due 7/1/2028 put 7/1/2014 (Catholic Healthcare West Health Facilities)	A/A2	2,000,000	2,130,000
California Infrastructure & Economic Development Bank, 0.16% due 9/1/2037 put 10/1/2012 (Los Angeles County Museum of Natural History Foundation; LOC: Wells Fargo Bank) (daily demand notes)	AA-/Aa1	21,265,000	21,265,000

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California PCR Financing Authority, 0.20% due 11/1/2026 put 10/1/2012 (Pacific Gas & Electric; LOC: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	$6,300,000	$6,300,000
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	BBB/A2	895,000	898,661
California State Department of Water Resources, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,582,750
California State Department of Water Resources, 5.00% due 5/1/2016	AA-/Aa3	5,000,000	5,796,050
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	4,000,000	4,898,160
California State Economic Recovery GO, 5.00% due 7/1/2020	A+/Aa3	4,200,000	5,148,948
California State GO, 4.75% due 4/1/2018 (Various Purposes)	A-/A1	1,250,000	1,482,937
California State GO, 5.00% due 9/1/2020 (Tax-Exempt Various Purposes)	A-/A1	10,000,000	12,265,000
California State GO, 5.00% due 9/1/2021 (Tax-Exempt Various Purposes)	A-/A1	5,000,000	6,163,700
California State GO, 0.16% due 5/1/2034 put 10/1/2012 (Kindergarten University Public Education Facilities; LOC: State Street B&T Co.) (daily demand notes)	AA-/Aa2	1,500,000	1,500,000
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments- MFH; Collateralized: GNMA)	NR/Aaa	1,725,000	1,773,438
California State Public Works Board, 5.00% due 9/1/2016 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,499,800
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	3,000,000	3,573,660
California State Public Works Board, 5.00% due 11/1/2017 (California State University)	BBB+/Aa3	3,000,000	3,520,050
California State Public Works Board, 5.00% due 11/1/2018 (California State University)	BBB+/Aa3	2,700,000	3,219,480
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	BBB+/A2	1,000,000	1,215,610
California State Public Works Board, 5.00% due 10/1/2021 (Various Department Projects)	BBB+/A2	1,000,000	1,211,980
California State School Cash Reserve Program Authority, 2.00% due 10/31/2012	SP-1+/NR	1,000,000	1,001,520
California State School Cash Reserve Program Authority, 2.00% due 12/31/2012	SP-1+/NR	8,000,000	8,033,360
California State School Cash Reserve Program Authority, 2.00% due 12/31/2012	SP-1+/NR	5,500,000	5,522,935
California Statewide Community Development Authority, 5.00% due 6/15/2013	A-/A1	9,500,000	9,818,725
California Statewide Community Development Authority, 5.00% due 4/1/2019 (Kaiser Credit Group)	A+/NR	27,000,000	32,256,630
California Statewide Community Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; Insured: College for Certain LLC)	NR/NR	2,100,000	2,112,159
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison County; Insured: Syncora)	A/A1	1,000,000	1,018,250
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	7,000,000	5,618,060
Centinela Valley USD GO, 4.00% due 12/1/2013	SP-1+/NR	5,665,000	5,885,142
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	A+/A1	600,000	694,596
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	A+/A1	1,750,000	2,086,437
Chula Vista COP, 5.25% due 3/1/2018	A-/NR	1,170,000	1,338,468
Chula Vista COP, 5.25% due 3/1/2019	A-/NR	1,235,000	1,427,648
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	AA/NR	2,685,000	2,236,175
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	BBB/Baa2	2,655,000	1,961,169
Golden State Tobacco Securitization Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	AA+/Aaa	2,000,000	2,071,180
Inland Valley Development Agency, 5.25% due 4/1/2013 (ETM)	NR/NR	2,000,000	2,050,460
Inland Valley Development Agency, 5.50% due 4/1/2014 (ETM)	NR/NR	2,000,000	2,153,240
Irvine USD, 5.25% due 9/1/2017 (Community Facilities District 86; Insured: AGM)	AA-/NR	5,000,000	5,803,450
Irvine USD, 5.25% due 9/1/2018 (Community Facilities District 86; Insured: AGM)	AA-/NR	3,000,000	3,534,210
Irvine USD, 5.25% due 9/1/2019 (Community Facilities District 86; Insured: AGM)	AA-/NR	3,000,000	3,572,640
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	12,000,000	12,537,600
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018	A+/A2	2,095,000	2,408,810
Los Angeles County Public Works Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	A+/A1	17,935,000	21,306,601
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	A+/A1	4,000,000	4,716,400
Los Angeles Department of Water & Power, 0.18% due 7/1/2034 put 10/1/2012 (SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA-/Aa3	2,100,000	2,100,027
Los Angeles USD COP, 5.00% due 10/1/2017 (Information Technology; Insured: AMBAC)	A+/A1	2,445,000	2,844,513

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities Improvements)	A+/A1	$4,600,000	$5,548,520
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities Improvements)	A+/A1	7,040,000	8,563,034
Los Angeles USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA/Aa2	4,000,000	4,770,440
Monterey County COP, 5.00% due 8/1/2016 (Insured: AGM)	AA/Aa3	1,435,000	1,629,127
Monterey County COP, 5.00% due 8/1/2018 (Insured: AGM)	AA/Aa3	2,260,000	2,657,331
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	5,000,000	4,562,550
Newport Beach, 5.00% due 12/1/2038 put 2/7/2013 (Hoag Memorial Hospital)	AA/Aa3	3,000,000	3,049,350
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A2	1,000,000	1,186,450
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A3	4,480,000	5,354,182
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A2	1,000,000	1,223,430
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A2	1,325,000	1,587,588
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	A+/Aa3	1,245,000	1,470,768
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aa1	1,000,000	858,550
Palomar Community College District GO, 0% due 8/1/2021 Pittsburgh Redevelopment Agency, 5.00% due 8/1/2018 (Los Medanos Community	AA-/Aa2	2,560,000	1,882,317
Development; Insured: Natl-Re)	BBB+/Baa2	5,150,000	5,238,168
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	3,955,000	4,640,797
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/A1	5,455,000	6,189,407
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,265,000	3,947,711
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	A+/A1	750,000	881,813
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Insured: AMBAC)	BBB/NR	8,290,000	8,890,445
Sacramento County Sanitation Districts Financing Authority, 0.21% due 12/1/2039 put 10/1/2012 (LOC: Morgan Stanley) (daily demand notes)	AAA/Aa3	12,425,000	12,425,000
Sacramento Municipal Utility District, 5.00% due 7/1/2016 (Cosumnes Project; Insured: Natl-Re)	BBB/A3	4,870,000	5,373,996
Sacramento Municipal Utility District, 5.00% due 7/1/2019 (Cosumnes Project; Insured: Natl-Re)	BBB/A3	5,000,000	5,507,000
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/A3	8,675,000	9,482,295
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	A+/NR	4,000,000	4,739,040
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	A+/NR	3,000,000	3,556,170
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	A+/NR	8,000,000	9,448,640
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/Ba1	1,240,000	1,305,695
San Diego USD GO, 5.50% due 7/1/2020 (Insured: Natl-Re)	AA-/Aa2	10,000,000	12,788,500
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa2	7,600,000	6,064,876
San Jose Redevelopment Agency, 6.00% due 8/1/2015 (Insured: Natl-Re)	BBB/Baa2	2,780,000	3,022,194
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (DHCCP Development Project)	A+/NR	3,900,000	4,092,660
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	BBB/Baa2	4,035,000	4,709,612
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re/FGIC)	BBB/NR	3,425,000	2,829,461
Santa Clara County Financing Authority, 4.00% due 5/15/2014 (Multiple Facilities)	AA/A1	4,245,000	4,470,834
Solano County COP, 5.00% due 11/15/2017	AA-/A1	1,580,000	1,842,628
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	2,000,000	2,089,920
State of California, 2.50% due 6/20/2013 (General Fund Cash Management)	SP-1+/Mig1	64,700,000	65,739,729
State of California GO, 0.17% due 5/1/2034 put 10/1/2012 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	40,200,000	40,200,000
State of California GO, 0.20% due 5/1/2034 put 10/1/2012 (Kindergarten University Facilities; LOC: Citibank N.A./California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	2,500,000	2,500,000
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A2	2,000,000	2,376,020
Tuolumne Wind Project Authority, 5.00% due 1/1/2019 (Tuolumne Co.)	A+/A2	2,000,000	2,412,640
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment)	A/NR	935,000	998,094
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 (Tustin Redevelopment)	A/NR	1,010,000	1,075,529
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 (Tustin Redevelopment)	A/NR	1,050,000	1,110,869
Twin Rivers USD GO, 0% due 4/1/2014 (Educational Facilities Improvements)	SP-1/NR	3,490,000	3,418,350
Ventura County COP, 5.00% due 8/15/2016	AA/Aa3	1,520,000	1,741,616

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ventura County COP, 5.25% due 8/15/2017	AA/Aa3	$1,635,000	$1,933,093
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities Projects; Insured: AGM)	AA-/Aa3	4,000,000	2,766,320
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	AA+/NR	6,085,000	7,221,191

COLORADO — 3.42%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community
Hospital Association; Insured: Natl-Re/FHA)	BBB/NR	1,530,000	1,654,909
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: Natl-Re/FHA)	BBB/NR	1,565,000	1,716,523
Beacon Point Metropolitan District, 4.375% due 12/1/2015 (LOC: Compass Bank)	BBB/NR	970,000	972,454
City & County of Denver Airport System, 5.00% due 11/15/2016 (Insured: Natl-Re)	A+/A1	1,725,000	2,023,960
City & County of Denver Airport System, 5.00% due 11/15/2017 (Insured: Natl-Re)	A+/A1	1,000,000	1,203,170
City & County of Denver COP, 5.00% due 5/1/2013 (Human Services Center Properties; Insured: MBIA)	AA+/Aa1	3,890,000	3,994,836
City & County of Denver COP, 5.00% due 5/1/2014 (Human Services Center Properties; Insured: MBIA)	AA+/Aa1	4,000,000	4,268,480
City & County of Denver COP, 5.00% due 12/1/2016 (Buell Theatre/Jail Dormitory; Insured: Natl-Re)	AA+/Aa1	3,025,000	3,189,560
City & County of Denver COP, 0.20 % due 12/1/2029 put 10/1/2012 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	44,905,000	44,905,000
City & County of Denver COP, 0.20 % due 12/1/2031 put 10/1/2012 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	25,710,000	25,710,000
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	4,071,058
Colorado Educational & Cultural Facilities, 4.00% due 6/1/2014 (NCSL)	A/A3	1,300,000	1,357,434
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2016 (NCSL)	A/A3	1,475,000	1,643,386
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2018 (NCSL)	A/A3	1,625,000	1,883,781
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2020 (NCSL)	A/A3	1,805,000	2,140,225
Colorado Educational & Cultural Facilities, 5.00% due 6/1/2021 (NCSL)	A/A3	1,000,000	1,180,190
Colorado Educational & Cultural Facilities, 0.20% due 5/1/2037 put 10/1/2012 (National Jewish Federation; LOC: JPMorgan Chase Bank) (daily demand notes)	NR/Aa3	650,000	650,000
Colorado Educational & Cultural Facilities, 0.20% due 9/1/2038 put 10/1/2012 (National Jewish Federation; LOC: JPMorgan Chase Bank) (daily demand notes)	NR/Aa3	950,000	950,000
Colorado HFA, 5.00% due 11/15/2013 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,840,000	2,989,952
Colorado HFA, 5.00% due 11/15/2015 (Adventist Health/Sunbelt Group)	AA-/Aa3	2,365,000	2,686,049
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM)	AA-/NR	1,185,000	1,387,078
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM)	AA-/NR	2,225,000	2,692,206
Colorado HFA, 5.50% due 10/1/2038 put 11/12/2015 (Catholic Health Initiatives)	AA/Aa2	1,000,000	1,146,260
Colorado HFA, 5.00% due 7/1/2039 put 11/8/2012 (Catholic Health Initiatives)	AA/Aa2	3,500,000	3,517,885
Colorado HFA, 5.00% due 7/1/2039 put 11/12/2013 (Catholic Health Initiatives)	AA/Aa2	7,255,000	7,623,336
Colorado HFA, 5.00% due 7/1/2039 put 11/11/2014 (Catholic Health Initiatives)	AA/Aa2	3,000,000	3,278,460
Colorado Higher Education COP, 5.00% due 11/1/2013	AA-/Aa2	1,025,000	1,074,128
Denver City & County COP, 0.20% due 12/1/2029 put 10/1/2012 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	23,310,000	23,310,000
Denver Convention Center Hotel Authority, 5.25% due 12/1/2014 (Insured: Syncora)	BBB-/Baa3	3,450,000	3,651,756
Denver Convention Center Hotel Authority, 5.00% due 12/1/2019 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	5,000,000	5,271,150
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/Baa3	3,700,000	3,901,391
Denver Convention Center Hotel Authority, 5.00% due 12/1/2022 pre-refunded 12/1/2013 (Insured: Syncora)	NR/NR	2,000,000	2,108,460
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/Baa3	1,000,000	1,046,330
Denver West Metropolitan District GO, 5.00% due 12/1/2021 (Insured: AGM)	AA-/NR	2,175,000	2,626,334
E-470 Public Highway Authority, 0% due 9/1/2014 (Insured: Natl-Re)	BBB/Baa2	1,910,000	1,826,820
Park Creek Metropolitan District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/NR	1,000,000	1,119,620
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM)	AA-/NR	1,035,000	1,189,049

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM)	AA-/NR	$1,525,000	$1,782,527
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM)	AA-/NR	1,200,000	1,461,408
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM)	AA-/NR	1,000,000	1,237,220
Regional Transportation District COP, 5.00% due 6/1/2018	A-/Aa3	1,750,000	2,056,390
Regional Transportation District COP, 5.00% due 6/1/2019	A-/Aa3	4,730,000	5,634,754
Regional Transportation District COP, 5.00% due 6/1/2020	A-/Aa3	3,655,000	4,372,805
Regional Transportation District COP, 5.50% due 6/1/2021	A-/Aa3	2,370,000	2,881,375
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	AA+/NR	745,000	818,494
State of Colorado COP, 3.00% due 3/1/2013 (Colorado Penitentiary II Project)	AA-/Aa2	1,205,000	1,214,411
State of Colorado COP, 4.00% due 3/1/2014 (Colorado Penitentiary II Project)	AA-/Aa2	1,285,000	1,334,383
State of Colorado COP, 5.00% due 3/1/2016 (Colorado Penitentiary II Project)	AA-/Aa2	2,000,000	2,270,860
State of Colorado COP, 5.00% due 3/1/2017 (Colorado Penitentiary II Project)	AA-/Aa2	2,000,000	2,338,700
State of Colorado COP, 5.00% due 3/1/2018 (Colorado Penitentiary II Project)	AA-/Aa2	1,500,000	1,790,715

CONNECTICUT — 0.79%
Connecticut Health & Educational Facilities Authority, 0.16% due 7/1/2036 put 10/1/2012 (Yale University) (daily demand notes)	AAA/Aaa	11,400,000	11,400,000
Connecticut Health & Educational Facilities Authority, 0.17% due 7/1/2036 put 10/1/2012 (Yale University) (daily demand notes)	AAA/Aaa	26,030,000	26,030,000
[b] State of Connecticut GO Floating Rate Note, 0.867% due 9/15/2024 (Public Improvements)	AA/Aa3	10,000,000	10,002,900

DISTRICT OF COLUMBIA — 0.87%
District of Columbia, 4.00% due 4/1/2015 (National Public Radio)	AA-/Aa3	1,000,000	1,076,330
District of Columbia, 5.00% due 4/1/2016 (National Public Radio)	AA-/Aa3	500,000	568,875
District of Columbia, 4.00% due 4/1/2017 (National Public Radio)	AA-/Aa3	1,830,000	2,059,390
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/Aa3	1,195,000	1,426,519
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/Aa3	805,000	974,936
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/Aa3	1,250,000	1,523,625
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Washington Convention Center; Insured: AMBAC)	A/A1	3,000,000	3,122,640
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	A/NR	2,085,000	2,109,415
District of Columbia COP, 5.25% due 1/1/2015 (Insured: Natl-Re/FGIC)	A/Aa3	2,875,000	3,139,672
District of Columbia COP, 5.25% due 1/1/2016 (Insured: Natl-Re/FGIC)	A/Aa3	4,625,000	5,194,846
District of Columbia COP, 5.00% due 1/1/2018	A/Aa3	5,000,000	5,586,550
District of Columbia COP, 5.00% due 1/1/2019 (Insured: Natl-Re)	A/Aa3	5,000,000	5,545,900
District of Columbia COP, 4.50% due 1/1/2021 (Insured: Natl-Re/FGIC)	A/Aa3	1,100,000	1,196,833
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	A+/Aa2	5,000,000	6,270,950
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	A+/Aa2	3,005,000	3,759,045
District of Columbia Housing Finance Agency, 5.00% due 7/1/2014 (Insured: AGM-HUD Loan)	AA-/Aa3	1,195,000	1,271,815
District of Columbia Housing Finance Agency, 5.00% due 7/1/2015 (Insured: AGM-HUD Loan)	AA-/Aa3	1,480,000	1,621,962
Metropolitan Washington Airports Authority, 0% due 10/1/2014 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	2,000,000	1,936,220
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	4,000,000	3,628,360

FLORIDA — 7.83%
Broward County, 5.00% due 9/1/2013 (Port Facilities)	A-/A2	2,000,000	2,072,900
Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC) (ETM)	NR/A1	1,625,000	1,774,370
Broward County, 5.00% due 10/1/2014 (Airport, Marina & Port Improvements; Insured: AMBAC)	A+/A1	2,375,000	2,589,059
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A2	2,820,000	3,239,108
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	250,000	284,188
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,185,240

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A2	$3,500,000	$4,176,130
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	485,567
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	600,190
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A2	2,800,000	3,385,760
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,207,980
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,885,129
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,419,320
Broward County School Board COP, 5.25% due 7/1/2015 (Insured: AGM)	AA-/Aa3	3,035,000	3,378,896
Broward County School Board COP, 5.00% due 7/1/2016 (Insured: AGM)	AA-/Aa3	1,495,000	1,697,827
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA-/Aa3	7,630,000	8,734,900
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: AGM)	AA-/Aa3	3,715,000	4,252,969
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: Natl-Re/FGIC)	A/Aa3	1,000,000	1,147,510
Broward County School Board COP, 5.00% due 7/1/2021	A/Aa3	4,000,000	4,737,280
Broward County School Board COP, 5.00% due 7/1/2022	A/Aa3	4,580,000	5,422,170
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: Natl-Re)	BBB/Baa2	1,820,000	1,820,091
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: Natl-Re)	BBB/Baa2	2,660,000	2,672,156
City of Fort Myers, 5.00% due 12/1/2018 (Insured: Natl-Re)	A+/Aa3	2,195,000	2,511,234
City of Gainesville, 6.50% due 10/1/2013 (Utilities Systems)	AA/Aa2	4,800,000	5,076,096
City of Gainesville, 0.21% due 10/1/2026 put 10/1/2012 (Utilities Systems; SPA: SunTrust Bank) (daily demand notes)	AA/Aa2	5,775,000	5,775,000
City of Gainesville, 0.23% due 10/1/2026 put 10/1/2012 (Utilities Systems; SPA: Suntrust Bank) (daily demand notes)	AA/Aa2	18,260,000	18,260,000
City of Lakeland, 3.00% due 11/15/2013 (Lakeland Regional Health Systems)	NR/A2	1,000,000	1,025,420
City of Lakeland, 4.00% due 11/15/2014 (Lakeland Regional Health Systems)	NR/A2	1,000,000	1,054,700
City of Lakeland, 5.00% due 10/1/2016 (Energy System; Insured: AGM)	AA/Aa3	9,780,000	11,315,362
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/Aa3	7,105,000	8,424,967
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/Aa3	5,000,000	6,113,500
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,640,000	6,586,618
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/Aa3	1,695,000	2,082,562
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	A-/A2	1,970,000	2,299,955
City of North Miami, 5.00% due 4/1/2013 (Johnston & Wales University; Insured: Syncora)	NR/NR	1,530,000	1,555,077
Collier County, 4.00% due 10/1/2014	AA/Aa2	1,410,000	1,509,814
Escambia County HFA, 5.25% due 11/15/2014 (Ascension Health Credit)	AA+/Aa1	1,835,000	2,018,243
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: AGM)	AA-/Aa3	1,605,000	1,725,054
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: AGM)	AA-/Aa3	1,500,000	1,667,895
Florida Atlantic University Financing Corp., 5.00% due 7/1/2014 (Innovation Village Capital Improvements)	A/A1	1,950,000	2,103,251
Florida Atlantic University Financing Corp., 5.00% due 7/1/2015 (Innovation Village Capital Improvements)	A/A1	2,395,000	2,658,450
Florida Atlantic University Financing Corp., 5.00% due 7/1/2016 (Innovation Village Capital Improvements)	A/A1	2,275,000	2,591,725
Florida Department of Management Services, 5.25% due 9/1/2016 (Insured: AGM)	AA+/Aa2	3,500,000	4,078,445
Florida Higher Educational Facilities Financing Authority, 4.00% due 4/1/2013 (Nova Southeastern University)	BBB/Baa2	1,100,000	1,116,830
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2014 (Nova Southeastern University)	BBB/Baa2	2,365,000	2,486,892
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2015 (Nova Southeastern University)	BBB/Baa2	2,350,000	2,539,645
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2016 (Nova Southeastern University)	BBB/Baa2	2,345,000	2,590,170
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University)	BBB/Baa2	1,325,000	1,504,246
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University)	BBB/Baa2	2,630,000	2,991,309

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	BBB+/NR	$1,225,000	$1,400,212
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	BBB/Baa2	1,035,000	1,183,036
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University)	BBB/Baa2	1,705,000	1,972,770
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	BBB/Baa2	1,030,000	1,180,802
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	BBB+/NR	620,000	714,724
Florida Hurricane Catastrophe Fund Finance Corp., 5.00% due 7/1/2014	AA-/Aa3	11,000,000	11,850,300
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,608,548
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,778,672
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	4,973,730
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	AA+/Aa2	2,000,000	2,155,900
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	AA+/NR	770,000	770,254
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	AA+/NR	905,000	969,481
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	AA+/NR	925,000	1,020,164
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,586,440
Florida State Housing Finance Corp., 1.625% due 1/1/2015 (Captiva Cove Apartments-Multi- Family Mtg; Insured: FNMA)	NR/Aaa	1,600,000	1,602,480
Florida Turnpike Authority, 5.00% due 7/1/2013 (Department of Transportation)	AA-/Aa3	4,875,000	5,047,282
Highlands County HFA, 5.00% due 11/15/2015 (Adventist Health System/Sunbelt Group)	AA-/Aa3	1,000,000	1,129,260
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	1,000,000	1,160,240
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	3,200,000	3,807,872
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System/Sunbelt Group)	AA-/Aa3	1,000,000	1,127,800
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Orange County Health Facilities)	AA-/Aa3	3,000,000	3,603,540
Hillsborough County, 5.00% due 3/1/2015 (Water and Wastewater System Capital Improvements; Insured: Natl-Re/FGIC)	A+/A1	5,000,000	5,458,250
Hillsborough County Community Investment, 5.00% due 11/1/2016 (Transportation Related Capital Improvements; Insured: AMBAC)	AA/A1	1,000,000	1,157,780
Hillsborough County Community Investment, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	5,026,740
Hillsborough County Community Investment, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	5,313,017
Hillsborough County Community Investment, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,623,841
Hillsborough County Community Investment, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,933,592
Hillsborough County Community Investment, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,796,570
Hillsborough County Community Investment, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,678,811
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Insured: Natl-Re)	AA-/Aa2	1,000,000	1,172,600
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: Syncora)	NR/A3	2,000,000	2,193,820
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: Syncora)	NR/A3	2,000,000	2,227,920
Hollywood Water & Sewer, 5.00% due 10/1/2014 (Insured: AGM)	NR/Aa2	1,300,000	1,357,148
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	4,500,000	5,122,530
JEA Electric System, 5.00% due 10/1/2014	A+/Aa3	7,165,000	7,662,967
JEA Electric System, 4.00% due 10/1/2016	A+/Aa3	3,540,000	3,986,713

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
JEA Water & Sewer Systems, 3.50% due 10/1/2013	AA/Aa2	$5,565,000	$5,743,303
JEA Water & Sewer Systems, 5.00% due 10/1/2018	AA/Aa2	1,500,000	1,842,900
Kissimmee Utilities Authority, 5.25% due 10/1/2016 (Electrical Systems; Insured: AGM)	NR/Aa3	1,700,000	1,978,443
Lake County School Board COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,313,620
Lake County School Board COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,735,279
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	NR/A3	1,000,000	1,092,680
Miami Beach GO, 4.00% due 9/1/2019	AA-/Aa2	2,745,000	3,182,333
Miami Beach GO, 5.00% due 9/1/2020	AA-/Aa2	3,720,000	4,587,169
Miami Beach GO, 4.00% due 9/1/2021	AA-/Aa2	1,015,000	1,175,959
Miami Beach GO, 5.00% due 9/1/2022	AA-/Aa2	1,000,000	1,229,390
Miami Dade County, 5.80% due 10/1/2012 (Special Housing-HUD Section 8)	NR/Baa3	625,000	625,163
Miami Dade County, 0% due 10/1/2015 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/Aa3	3,845,000	3,597,920
Miami Dade County, 0% due 10/1/2016 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/Aa3	3,535,000	3,216,744
Miami Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/Aa3	2,435,000	2,133,157
Miami Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/Aa3	5,385,000	4,541,655
Miami Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA-/Aa3	2,170,000	1,732,940
Miami Dade County Educational Facilities Authority GO, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	A-/A3	3,000,000	3,326,040
Miami Dade County Expressway Authority, 5.00% due 7/1/2019 (Insured: AGM)	AA-/Aa3	6,530,000	7,785,392
Miami Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA-/Aa2	4,540,000	5,560,093
Miami Dade County School Board COP, 5.00% due 5/1/2014 (Insured: Natl-Re)	A/A1	1,000,000	1,064,210
Miami Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	A/A1	1,000,000	1,109,200
Miami Dade County School Board COP, 5.00% due 5/1/2016 (Insured: Natl-Re)	A/A1	4,015,000	4,514,024
Miami Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	A/A1	1,000,000	1,136,910
Miami Dade County School Board COP, 5.00% due 5/1/2032 put 5/1/2016	A/A1	6,000,000	6,614,880
Miami Dade County School District GO, 5.375% due 8/1/2015 (Insured: AGM)	AA-/Aa3	5,000,000	5,646,650
Orange County HFA, 5.00% due 10/1/2013 (Orlando Health)	A/A2	1,100,000	1,144,935
Orange County HFA, 5.00% due 10/1/2014 (Orlando Health)	A/A2	2,790,000	2,989,931
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health)	A/A2	1,980,000	2,266,823
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health)	A/A2	5,860,000	6,944,920
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health; Insured: Natl-Re)	A/A2	1,870,000	2,367,326
Orlando & Orange County Expressway Authority, 5.00% due 7/1/2013 (Insured: AMBAC)	A/A2	5,845,000	6,047,237
Orlando & Orange County Expressway Authority, 8.25% due 7/1/2016 (Insured: Natl-Re/ IBC/FGIC)	BBB/A2	3,000,000	3,746,910
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Master Lease Purchase Agreement)	NR/Aa3	800,000	960,992
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Master Lease Purchase Agreement)	NR/Aa3	940,000	1,077,005
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Master Lease Purchase Agreement)	NR/Aa3	1,090,000	1,323,565
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Master Lease Purchase Agreement)	NR/Aa3	3,835,000	4,355,218
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Master Lease Purchase Agreement)	NR/Aa3	1,660,000	2,027,740
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016 (Master Lease Purchase Agreement)	NR/Aa3	1,000,000	1,149,890
Polk County School District, 5.00% due 10/1/2013 (Insured: Natl-Re)	A/Baa2	2,000,000	2,076,200
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,000,000	11,239,500
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	3,125,000	3,512,344
South Broward Hospital District, 5.00% due 5/1/2020 (Insured: Natl-Re)	AA-/Aa3	7,260,000	7,918,772
South Florida Water Management District COP, 5.00% due 10/1/2015 (Insured: AMBAC)	AA/Aa2	1,000,000	1,115,250
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	AA/Aa2	1,560,000	1,796,761

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA/Aa2	$4,610,000	$5,447,314
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,450,000	1,499,155
St. Petersburg HFA, 5.50% due 11/15/2015 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,995,000	2,008,247
St. Petersburg HFA, 5.50% due 11/15/2016 (All Children’s Hospital; Insured: AMBAC)	NR/A1	1,980,000	1,993,147
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Insured: AGM)	AA-/Aa3	5,000,000	6,000,150
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa2	5,615,000	6,749,848
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa2	2,890,000	3,538,863
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa2	3,000,000	3,721,950
Tampa Baycare Health Systems, 5.00% due 11/15/2016	NR/Aa2	2,855,000	3,297,439
Tampa Baycare Health Systems, 5.00% due 11/15/2017	NR/Aa2	1,215,000	1,437,163
Tampa Sports Authority, 5.75% due 10/1/2015 (Tampa Bay Arena; Insured: Natl-Re)	BBB/Baa2	950,000	986,404
University of Central Florida Athletics Association, Inc. COP, 5.00% due 10/1/2016 (Insured: Natl-Re/FGIC)	BBB/NR	1,640,000	1,768,609
Volusia County Educational Facility Authority, 4.00% due 10/15/2013 (Embry-Riddle; Insured: AGM)	AA-/Aa3	675,000	692,645
Volusia County Educational Facility Authority, 5.00% due 10/15/2016 (Embry-Riddle; Insured: AGM)	AA-/Aa3	2,320,000	2,595,686
Volusia County Educational Facility Authority, 4.00% due 10/15/2017 (Embry-Riddle; Insured: AGM)	AA-/Aa3	1,030,000	1,119,322
Volusia County Educational Facility Authority, 5.00% due 10/15/2018 (Embry-Riddle; Insured: AGM)	AA-/Aa3	2,075,000	2,376,912
Volusia County Educational Facility Authority, 5.00% due 10/15/2019 (Embry-Riddle; Insured: AGM)	AA-/Aa3	2,245,000	2,587,273

GEORGIA — 2.09%
Burke County Development Authority PCR, 2.50% due 1/1/2040 put 3/1/2013 (Oglethorpe Power)	A/Baa1	7,000,000	7,055,580
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station; Insured: AGM)	AA-/Aa3	3,850,000	4,353,079
City of Atlanta, 5.00% due 1/1/2018 (Airport Passenger Facility)	NR/A1	2,100,000	2,511,348
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	3,145,000	3,793,876
City of Atlanta, 5.00% due 1/1/2020 (Airport Passenger Facility)	NR/A1	6,000,000	7,346,520
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	5,000,000	6,161,000
City of Atlanta, 5.00% due 1/1/2021 (Airport Passenger Facility)	NR/A1	7,000,000	8,448,790
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/A1	3,525,000	4,435,296
City of Atlanta Water & Wastewater, 5.50% due 11/1/2014 (Insured: Natl-Re/FGIC)	A/A1	3,000,000	3,297,810
City of Atlanta Water & Wastewater, 5.50% due 11/1/2015 (Insured: Natl-Re/FGIC)	A/A1	4,000,000	4,571,600
City of Atlanta Water & Wastewater, 5.00% due 11/1/2016 (Insured: AGM)	AA-/Aa3	3,215,000	3,744,736
City of Atlanta Water & Wastewater, 5.50% due 11/1/2016 (Insured: Natl-Re/FGIC)	A/A1	8,215,000	9,733,214
City of Atlanta Water & Wastewater, 5.00% due 11/1/2017 (Insured: AGM)	AA-/Aa3	4,745,000	5,666,574
City of Atlanta Water & Wastewater, 6.00% due 11/1/2019	A/A1	5,650,000	7,294,093
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	2,300,000	2,804,643
Fulton County Facilities COP, 5.00% due 11/1/2017	AA-/Aa3	8,400,000	9,790,956
Fulton County Facilities COP, 5.00% due 11/1/2019	AA-/Aa3	6,600,000	7,865,946
Gainesville Water & Sewer, 6.00% due 11/15/2012 (Insured: Natl-Re/FGIC)	AA-/Aa3	595,000	599,439
Georgia Municipal Electric Authority, 6.50% due 1/1/2017	A+/A1	1,415,000	1,587,602
Lagrange Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	2,500,000	2,766,950
Main Street Natural Gas, Inc., 5.00% due 3/15/2013 (Georgia Gas)	A-/Baa2	1,500,000	1,527,975
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A/A2	3,000,000	3,181,320
Main Street Natural Gas, Inc., 5.00% due 3/15/2014 (Georgia Gas)	A-/Baa2	3,845,000	4,004,337
Main Street Natural Gas, Inc., 5.00% due 3/15/2015 (Georgia Gas)	A-/Baa2	2,000,000	2,128,120
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/Baa2	5,000,000	5,551,000
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	BBB/A1	2,975,000	3,305,255

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Valdosta & Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	$1,500,000	$1,784,475

GUAM — 0.24%
Government of Guam, 5.25% due 12/1/2016	BBB+/NR	5,610,000	6,263,621
Government of Guam, 5.25% due 12/1/2017	BBB+/NR	2,000,000	2,251,280
Government of Guam, 5.50% due 12/1/2018	BBB+/NR	3,000,000	3,449,220
Government of Guam, 5.50% due 12/1/2019	BBB+/NR	2,000,000	2,292,940

HAWAII — 0.27%
State of Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	BBB/A3	315,000	326,611
State of Hawaii GO, 5.00% due 12/1/2019	AA/Aa2	3,000,000	3,763,050
State of Hawaii GO, 5.00% due 12/1/2020	AA/Aa2	2,500,000	3,160,300
State of Hawaii GO, 5.00% due 12/1/2021	AA/Aa2	3,000,000	3,828,150
State of Hawaii GO, 5.00% due 12/1/2022	AA/Aa2	4,000,000	5,014,840

IDAHO — 0.32%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	860,000	888,887
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,506,973
University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	14,120,000	16,670,496

ILLINOIS — 8.16%
Bolingbrook GO, 0% due 1/1/2016 (Insured: Natl-Re)	NR/Aa3	1,500,000	1,357,350
Bolingbrook GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Aa3	2,000,000	1,713,260
Chicago Board of Education GO, 6.25% due 1/1/2015 (Insured: Natl-Re)	BBB/A2	1,310,000	1,381,330
Chicago Board of Education GO, 5.25% due 12/1/2017 (Chicago School Reform Board; Insured: Natl-Re/FGIC)	A+/A2	4,100,000	4,909,012
Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	A+/A2	1,000,000	1,188,710
Chicago Board of Education GO, 0.20% due 3/1/2036 put 10/1/2012 (Capital Improvement Program; LOC: JPMorgan Chase Bank) (State Aid Withholding) (daily demand notes)	AAA/Aa1	27,460,000	27,460,000
Chicago GO, 5.375% due 1/1/2013 (Insured: Natl-Re) (ETM)	BBB/Aa3	675,000	684,018
Chicago GO, 5.375% due 1/1/2013 (Insured: Natl-Re)	NR/Aa3	420,000	425,544
Chicago GO, 0% due 1/1/2016 (City Colleges; Insured: Natl-Re/FGIC)	A+/Aa3	2,670,000	2,508,839
Chicago GO, 5.44% due 1/1/2018 (Insured: Natl-Re)	A+/Aa3	3,050,000	3,447,201
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: AGM)	AA-/Aa3	8,460,000	9,344,155
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: AGM)	AA-/Aa3	2,000,000	2,265,820
Chicago Illinois Board of Education GO, 5.00% due 12/1/2018	A+/A2	3,000,000	3,566,130
Chicago Illinois Board of Education GO, 5.00% due 12/1/2019	A+/A2	2,000,000	2,394,440
Chicago Illinois Board of Education GO, 0% due 12/1/2020 (Insured: BHAC/FGIC)	AA+/Aa1	12,000,000	9,430,560
Chicago Illinois Board of Education GO, 5.00% due 12/1/2020	A+/A2	2,500,000	2,986,100
Chicago Illinois Board of Education GO, 0.20% due 3/1/2031 put 10/1/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	3,800,000	3,800,000
Chicago Illinois Board of Education GO, 0.17% due 3/1/2035 put 10/1/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	14,035,000	14,035,018
Chicago Illinois Park District GO, 5.00% due 1/1/2018 (Personal Property Replacement)	AA+/Aa2	1,150,000	1,362,992
Chicago Illinois Public Building Commerce Building, 4.00% due 1/1/2013	NR/Aa2	3,275,000	3,302,805
Chicago Illinois Public Building Commerce Building, 5.25% due 12/1/2013 (Insured: Natl-Re/ FGIC)	BBB/A2	3,000,000	3,158,340
Chicago Illinois Transit Authority Capital Grant, 5.25% due 6/1/2017 (Federal Transit Administration)	A/A1	3,000,000	3,488,010
Chicago Illinois Transit Authority Capital Grant, 5.50% due 6/1/2018 (Federal Transit Administration)	A/A1	2,500,000	2,967,775
City of Chicago, 5.50% due 1/1/2013 (Midway Airport; Insured: Natl-Re)	A/A2	1,180,000	1,193,487

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission)	A+/Aa3	$1,475,000	$1,685,645
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	5,000,000	5,216,150
City of Chicago, 0.23% due 1/1/2034 put 10/1/2012 (SPA: JPMorgan Chase Bank) (dailydemand notes)	AAA/Aa3	63,445,000	63,445,000
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA-/Aa3	3,000,000	3,012,390
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,549,203
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,468,971
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,500,000	3,142,425
Cook County Community High School District, 5.00% due 12/15/2012 (Insured: AGM)	AA-/NR	3,180,000	3,209,924
Cook County Community High School District, 5.00% due 12/15/2013 (Insured: AGM)	AA-/NR	6,875,000	7,208,987
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: Natl-Re/FGIC)	NR/Aa2	2,250,000	2,455,357
Cook County Community School District GO, 9.00% due 12/1/2018 (Insured: Natl-Re/FGIC)	NR/Aa2	4,000,000	5,672,920
Cook County GO, 5.00% due 11/15/2012 (ETM)	AA/Aa3	6,000,000	6,036,180
Cook County GO, 6.25% due 11/15/2013 (Insured: Natl-Re) (ETM)	AA/Aa3	3,995,000	4,265,901
Cook County GO, 5.00% due 11/15/2019	AA/Aa3	3,690,000	4,459,697
Cook County GO, 5.00% due 11/15/2020	AA/Aa3	3,590,000	4,254,186
Cook County GO, 5.00% due 11/15/2021	AA/Aa3	5,000,000	6,085,950
DeKalb County USD GO, 0% due 1/1/2021	AA-/Aa2	6,140,000	4,760,403
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA/Aa2	1,500,000	1,846,560
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A+/A1	3,030,000	3,429,536
Illinois Educational Facilities, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,389,130
Illinois Educational Facilities, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,500,000	4,028,675
Illinois Educational Facilities, 3.40% due 11/1/2036 put 11/1/2017 (Medical Terminal Field Museum)	A/NR	1,300,000	1,384,942
Illinois Educational Facilities, 4.15% due 11/1/2036 put 11/1/2012 (Field Museum)	A/A2	5,250,000	5,264,437
Illinois Educational Facilities, 4.30% due 11/1/2036 put 11/1/2013 (Field Museum)	A/A2	3,100,000	3,202,734
Illinois Finance Authority, 5.00% due 12/1/2012 (Columbia College)	BBB+/NR	1,000,000	1,005,870
Illinois Finance Authority, 4.00% due 2/15/2013 (Alexian Brothers Health Systems)	NR/A2	1,500,000	1,514,595
Illinois Finance Authority, 5.00% due 2/15/2014 (Alexian Brothers Health Systems)	NR/A2	3,000,000	3,117,810
Illinois Finance Authority, 5.00% due 5/1/2014 (Student Housing)	NR/Baa3	3,895,000	4,106,654
Illinois Finance Authority, 5.00% due 11/1/2014 (Central DuPage Health)	AA/NR	5,000,000	5,402,400
Illinois Finance Authority, 4.00% due 4/1/2015 (Advocate Health Care)	AA/Aa2	3,000,000	3,237,150
Illinois Finance Authority, 5.00% due 10/1/2015 (DePaul University)	NR/A3	1,000,000	1,099,470
Illinois Finance Authority, 5.00% due 11/1/2015 (Central DuPage Health)	AA/NR	5,000,000	5,583,400
Illinois Finance Authority, 5.25% due 12/1/2015 (Columbia College)	BBB+/NR	1,620,000	1,774,321
Illinois Finance Authority, 5.00% due 4/1/2016 (Advocate Health Care)	AA/Aa2	1,250,000	1,421,250
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College)	BBB+/NR	1,710,000	1,899,092
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re)	A-/A2	1,000,000	1,130,720
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College)	BBB+/NR	1,395,000	1,576,573
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,202,100
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,000,000	1,171,070
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA/Aa2	1,000,000	1,116,410
Illinois Finance Authority, 2.625% due 2/1/2033 put 8/1/2015 (Peoples Gas Light & Coke Co.)	A-/A1	9,500,000	9,888,265
Illinois Finance Authority, 4.30% due 6/1/2035 put 6/1/2016 (Peoples Gas Light & Coke Co.; Insured: AMBAC)	A-/A1	2,550,000	2,829,607
Illinois Finance Authority, 3.00% due 7/1/2042 put 5/6/2014 (Prairie Power; Insured: National Rural Utilities Cooperative)	A/NR	17,150,000	17,568,974

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Illinois Finance Authority, 0.20% due 8/1/2043 put 10/1/2012 (University of Chicago Medical Center; Insured: JPMorgan Chase) (daily demand notes)	AAA/Aa1	$1,400,000	$1,400,000
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	AA+/Aa2	1,500,000	1,506,225
Illinois Toll Highway Authority, 5.50% due 1/1/2014 (Insured: AGM)	AA-/Aa3	17,190,000	18,139,060
Illinois Toll Highway Authority, 5.50% due 1/1/2015 (Insured: AGM)	AA-/Aa3	5,000,000	5,479,850
Kane & DeKalb Counties Community GO, 0% due 2/1/2021 (Insured: Natl-Re/FGIC)	NR/Aa3	3,165,000	2,369,889
Kane County Forest Preservation District GO, 5.00% due 12/15/2015 (Insured: Natl-Re/FGIC)	AA+/NR	2,780,000	3,153,910
Kane McHenry Cook & DeKalb Counties GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	2,000,000	1,495,740
Lake County Community High School District GO, 9.00% due 2/1/2014 (Insured: AGM)	AAA/Aa3	1,925,000	2,132,611
Lake County Community High School District GO, 9.00% due 2/1/2015 (Insured: AGM)	AAA/Aa3	1,610,000	1,906,353
Lake County Community High School District GO, 9.00% due 2/1/2016 (Insured: AGM)	AAA/Aa3	1,890,000	2,378,282
Lake County Community High School District GO, 9.00% due 2/1/2017 (Insured: AGM)	AAA/Aa3	2,025,000	2,697,280
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2017 (Insured: Natl-Re)	NR/Baa2	1,185,000	1,050,467
Metropolitan Pier & Exposition Authority, 0% due 6/15/2013 pre-refunded 10/18/2010 (McCormick Place Expansion; Insured: Natl-Re) (ETM)	BBB/A3	485,000	483,419
Metropolitan Pier & Exposition Authority, 0% due 6/15/2013 (McCormick Place Expansion; Insured: Natl-Re)	AAA/A3	560,000	555,940
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re/FGIC)	BBB/NR	3,475,000	3,340,309
Metropolitan Pier & Exposition Authority, 0% due 6/15/2016 (McCormick Place Expansion; Insured: Natl-Re/FGIC)	BBB/A3	8,245,000	7,657,296
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	AAA/NR	4,000,000	4,896,440
Northern Illinois University, 4.00% due 4/1/2013 (Auxiliary Facilities; Insured: AGM)	NR/Aa3	1,000,000	1,016,110
Peoria Tazewell Etc. Counties Community College District No. 54 GO, 4.25% due 12/1/2015	AA+/Aa2	2,360,000	2,598,690
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A-/A3	1,000,000	1,052,430
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A-/A3	1,750,000	1,901,638
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	25,510,760
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,913,887
Regional Transportation Authority GO, 6.25% due 7/1/2014 (Insured: Natl-Re)	AA/Aa3	3,500,000	3,837,855
Sangamon County Community Unit School District No. 5, 5.00% due 1/1/2015 (Insured: AGM)	AA/NR	2,210,000	2,423,044
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	BBB-/Baa3	1,190,000	1,272,265
State of Illinois, 3.50% due 6/15/2013 (Build Illinois Bonds)	AAA/A2	6,455,000	6,604,175
State of Illinois, 3.50% due 6/15/2014 (Build Illinois Bonds)	AAA/A2	6,455,000	6,795,566
State of Illinois, 5.125% due 6/15/2015 pre-refunded 6/15/2013 (Build Illinois Bonds)	AAA/A1	5,000,000	5,168,050
State of Illinois, 5.00% due 6/15/2016 (Build Illinois Bonds)	AAA/NR	3,500,000	4,058,110
State of Illinois, 5.50% due 6/15/2016 (Build Illinois Bonds)	AAA/A2	2,020,000	2,028,444
Town of Cicero Cook County GO, 5.25% due 1/1/2019 (Economic Redevelopment; Insured: Syncora)	NR/NR	6,140,000	6,380,504
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Economic Redevelopment)	A+/NR	1,070,000	1,228,692
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA-/Aa2	2,000,000	2,300,540
Village of Broadview, 5.375% due 7/1/2015	NR/NR	3,400,000	3,403,842
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	BBB/Baa2	1,190,000	1,203,150
Waukegan Illinois GO, 5.00% due 12/30/2019 (Insured: AGM)	NR/Aa3	1,935,000	2,290,788
Waukegan Illinois GO, 5.00% due 12/30/2020 (Insured: AGM)	NR/Aa3	1,000,000	1,184,610
Waukegan Illinois GO, 5.00% due 12/30/2021 (Insured: AGM)	NR/Aa3	2,100,000	2,489,424
Waukegan Illinois GO, 5.00% due 12/30/2022 (Insured: AGM)	NR/Aa3	1,000,000	1,190,010
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	2,944,706

INDIANA — 4.52%
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	700,000	702,982
Allen County Jail Building Corp., 5.00% due 10/1/2014 (Insured: Syncora)	NR/Aa2	1,000,000	1,081,110
Allen County Jail Building Corp., 5.00% due 10/1/2015 (Insured: Syncora)	NR/Aa2	1,480,000	1,654,314

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Allen County Jail Building Corp., 5.00% due 10/1/2016 (Insured: Syncora)	NR/Aa2	$1,520,000	$1,722,616
Allen County Redevelopment District, 5.00% due 11/15/2016	NR/A2	1,000,000	1,102,950
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	A/NR	2,500,000	2,933,325
Board of Trustees for the Vincennes University, 3.00% due 6/1/2014	NR/Aa3	1,000,000	1,034,260
Board of Trustees for the Vincennes University, 3.00% due 6/1/2015	NR/Aa3	1,000,000	1,051,550
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,135,860
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,228,280
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2013 (Insured: AGM) (State Aid Withholding)	AA+/Aa3	1,000,000	1,035,800
Brownsburg 1999 School Building Corp., 5.00% due 7/15/2018 (Insured: AGM) (State Aid Withholding)	AA+/NR	3,430,000	3,835,083
Brownsburg 1999 School Building Corp., 5.00% due 8/1/2018 (Insured: AGM) (State Aid Withholding)	AA+/Aa3	1,250,000	1,399,863
Carmel Redevelopment Authority, 3.00% due 2/1/2013 (Economic Development)	AA+/NR	960,000	967,498
Carmel Redevelopment Authority, 3.00% due 8/1/2013 (Economic Development)	AA+/NR	915,000	932,312
Carmel Redevelopment Authority, 3.00% due 2/1/2014 (Economic Development)	AA+/NR	965,000	992,155
Carmel Redevelopment Authority, 3.00% due 8/1/2014 (Economic Development)	AA+/NR	915,000	949,752
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	AA+/Aa1	1,575,000	1,533,231
Carmel Redevelopment Authority, 4.00% due 2/1/2015 (Economic Development)	AA+/NR	990,000	1,058,914
Carmel Redevelopment Authority, 4.00% due 8/1/2015 (Economic Development)	AA+/NR	975,000	1,056,305
Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Economic Development)	AA+/NR	2,405,000	2,934,340
Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Economic Development)	AA+/NR	2,510,000	3,083,284
Carmel Redevelopment District COP, 5.75% due 7/15/2022	NR/NR	4,470,000	4,801,763
City of Fort Wayne, 4.25% due 8/1/2013 (Sewer Works Improvements)	NR/Aa3	1,715,000	1,761,271
City of Fort Wayne, 4.25% due 8/1/2014 (Sewer Works Improvements)	NR/Aa3	1,745,000	1,844,099
City of Fort Wayne, 4.25% due 8/1/2015 (Sewer Works Improvements)	NR/Aa3	1,780,000	1,929,378
Clay Multiple School Building Corp., 4.00% due 7/15/2015 (State Aid Withholding)	AA+/NR	1,000,000	1,077,600
Clay Multiple School Building Corp., 5.00% due 7/15/2016 (State Aid Withholding)	AA+/NR	1,295,000	1,477,556
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,158,100
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2014 (Insured: AMBAC)	A+/NR	1,000,000	1,058,260
Evansville Vanderburgh Public Library Leasing Corp., 5.00% due 7/15/2015 (Insured: AMBAC)	A+/NR	1,000,000	1,088,880
Hammond Multi-School Building Corp., 5.00% due 1/15/2014 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	1,000,000	1,057,950
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/A2	1,545,000	1,774,093
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A2	5,000,000	5,767,300
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,586,130
Indiana Finance Authority, 3.00% due 3/1/2013 (Indiana University Health System)	A+/A1	1,500,000	1,516,005
Indiana Finance Authority, 5.00% due 11/1/2014 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,000,000	1,088,100
Indiana Finance Authority, 5.00% due 5/1/2015 (Parkview Health Systems)	A+/A1	1,500,000	1,644,075
Indiana Finance Authority, 4.90% due 1/1/2016 (Indiana Power & Light Co.)	BBB/A3	11,650,000	12,818,728
Indiana Finance Authority, 5.00% due 5/1/2016 (Parkview Health Systems)	A+/A1	3,090,000	3,474,458
Indiana Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science; Insured: Natl-Re)	AA+/Aa1	1,030,000	1,180,349
Indiana Finance Authority, 5.00% due 9/15/2016 (Marian University Health Sciences)	BBB-/NR	1,500,000	1,610,160
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/A1	1,000,000	1,142,950
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,690,000	1,826,163
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,213,510
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities)	AA+/NR	2,150,000	2,609,046
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,941,398
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	3,342,185
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,489,850
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,354,525
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	A+/A1	5,000,000	5,832,450
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,430,212

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	A+/A1	$9,880,000	$11,526,798
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	2,320,000	2,495,090
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	A+/A1	3,240,000	3,741,034
Indiana Finance Authority, 0.23% due 2/1/2035 put 10/1/2012 (Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	92,925,000	92,925,000
Indiana Health Facility Financing Authority, 5.50% due 11/15/2015 (Ascension Health)	AA+/Aa1	510,000	518,430
Indiana Health Facility Financing Authority, 5.50% due 11/15/2016 (Ascension Health)	AA+/Aa1	1,385,000	1,407,894
Indiana Health Facility Financing Authority, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa2	7,000,000	8,136,240
Indiana Multi-School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re)	AA/Baa2	5,000,000	5,759,050
Indianapolis Local Public Improvement Bond Bank, 6.75% due 2/1/2014 (Circle Centre)	AA/NR	705,000	733,320
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,090,730
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2015 (Waterworks; Insured: Natl-Re)	A+/A2	1,000,000	1,109,700
Indianapolis Local Public Improvement Bond Bank, 5.00% due 7/1/2016 (Insured: Natl-Re/FGIC)	AA+/Aa1	1,030,000	1,147,781
Indianapolis Multi-School Building Corp. First Mtg, 5.50% due 7/15/2015 (Insured: Natl-Re)	AA/Baa2	1,690,000	1,907,148
Ivy Tech Community College, 4.00% due 7/1/2013	AA-/NR	1,000,000	1,024,440
Ivy Tech Community College, 4.00% due 7/1/2014	AA-/NR	1,500,000	1,581,465
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re/FGIC) (State Aid Withholding)	BBB/NR	1,295,000	1,012,936
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,200,000	1,297,320
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,250,000	1,403,675
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2013 (Insured: Natl-Re) (State Aid Withholding) (ETM)	BBB/Baa2	825,000	855,773
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2013 (Insured: Natl-Re) (State Aid Withholding)	A/Baa2	230,000	237,514
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding) (ETM)	BBB/Baa2	870,000	941,871
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2014 (Insured: Natl-Re) (State Aid Withholding)	A/Baa2	265,000	284,067
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding) (ETM)	BBB/Baa2	870,000	981,143
Mount Vernon of Hancock County Multi-School Building Corp., 5.00% due 7/15/2015 (Insured: Natl-Re) (State Aid Withholding)	A/Baa2	270,000	299,300
MSD of Warren Township Vision 2005 School Building Corp., 5.00% due 7/10/2015 (Insured: Natl-Re/FGIC) (State Aid Withholding)	AA+/NR	2,895,000	3,190,203
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	AA-/NR	1,660,000	1,907,240
Perry Township Multischool Building Corp., 5.00% due 7/10/2014 (Insured: AGM) (State Aid Withholding)	NR/Aa2	2,130,000	2,295,906
Plainfield Community High School Building Corp., 5.00% due 1/15/2015 (Insured: Natl-Re/FGIC)	A/NR	1,445,000	1,571,351
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	4,100,000	4,413,035
Rockport PCR, 6.25% due 6/1/2025 put 6/2/2014 (Indiana Michigan Power Co.)	BBB/Baa2	1,000,000	1,076,350
[a] South Bend Community School Building Corp., 4.00% due 1/15/2013 (State Aid Withholding)	AA+/NR	1,545,000	1,559,430
South Bend Community School Building Corp., 4.00% due 1/15/2013	AA+/NR	1,400,000	1,413,076
South Bend Community School Building Corp., 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,000,000	1,024,870
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: Natl-Re/ FGIC) (State Aid Withholding)	AA+/NR	1,785,000	2,069,761
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: Natl-Re)	AA+/Baa2	1,335,000	1,417,209

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
IOWA — 0.49%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA-/Aa3	$3,870,000	$4,416,754
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA-/Aa3	3,990,000	4,572,141
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA-/Aa3	4,125,000	4,660,961
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA-/Aa3	2,140,000	2,391,792
Iowa Finance Authority, 5.00% due 2/15/2014 (Iowa Health System; Insured: AGM)	NR/Aa3	2,500,000	2,643,050
Iowa Finance Authority, 5.00% due 2/15/2015 (Iowa Health System; Insured: AGM)	NR/Aa3	2,300,000	2,517,005
Iowa Finance Authority, 5.00% due 2/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,808,640
Iowa Finance Authority, 5.00% due 8/15/2016 (Iowa Health System; Insured: AGM)	NR/Aa3	1,500,000	1,720,710
Iowa Finance Authority, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,855,440
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	990,000	1,162,755
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,661,764

KANSAS — 0.80%
City of Burlington Environmental Improvement, 5.25% due 12/1/2023 put 4/1/2013 (Kansas City Power & Light Co.; Insured: Syncora)	BBB+/A3	5,000,000	5,102,200
City of Burlington Environmental Improvement, 5.375% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light Co.; Insured: Natl-Re/FGIC)	BBB/Baa2	12,500,000	12,763,375
City of Wichita GO, 0.30% due 8/15/2013 (Norris Training Systems)	SP-1+/Mig1	26,900,000	26,902,690
Kansas Development Finance Authority, 5.00% due 11/1/2015	AA/Aa2	2,605,000	2,948,391

KENTUCKY — 1.03%
Jefferson County School District Finance Corp., 5.25% due 1/1/2016 (Insured: AGM)	AA-/Aa2	2,145,000	2,459,586
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Health Care; Insured: Natl-Re)	BBB/Baa2	5,000,000	3,860,450
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Health Care; Insured: Natl-Re)	BBB/Baa2	2,685,000	1,865,243
Kentucky Economic DFA, 5.00% due 5/1/2039 put 11/11/2014 (Catholic Health)	AA/Aa2	5,000,000	5,430,850
Kentucky Municipal Power Agency, 4.00% due 9/1/2015 (Insured: AGM)	AA-/Aa3	2,955,000	3,214,360
Louisville and Jefferson County Metropolitan Sewer District, 2.50% due 12/12/2012	SP-1+/Mig1	44,990,000	45,165,911

LOUISIANA — 3.03%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA-/Aa3	2,020,000	2,328,414
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA-/Aa3	2,240,000	2,677,830
City of Lafayette, 4.00% due 11/1/2016 (Utilities System Improvements)	A+/A1	1,395,000	1,560,559
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	A+/A1	1,000,000	1,222,800
City of Monroe, 5.00% due 3/1/2017 pre-refunded 3/1/2015 (Garrett Road Economic Development; Insured: Radian)	NR/NR	1,505,000	1,627,055
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	BBB/A3	3,080,000	3,678,167
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	BBB/A3	3,000,000	3,573,480
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	BBB/A3	5,700,000	6,759,687
East Baton Rouge Sewer Commission, 4.00% due 2/1/2013 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,012,470
East Baton Rouge Sewer Commission, 5.00% due 2/1/2014 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,059,630
East Baton Rouge Sewer Commission, 5.00% due 2/1/2018 (Wastewater System Improvements; Insured: AGM)	AA-/Aa3	3,000,000	3,421,410
Ernest N. Morial New Orleans Exhibit Hall, 5.00% due 7/15/2013 (Insured: AMBAC)	BBB/NR	2,075,000	2,137,748
Jefferson Sales Tax District, 5.00% due 12/1/2018 (Insured: AGM)	AA-/Aa3	2,000,000	2,411,420
Louisiana Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	A-/A3	10,265,000	11,231,963
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00%due 10/1/2013 (LCTCS Facilities Corp.)	AA-/A1	1,500,000	1,547,460

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00%due 10/1/2014 (LCTCS Facilities Corp.)	AA-/A1	$1,500,000	$1,591,875
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00%due 3/1/2015 (Independence Stadium)	A/NR	1,000,000	1,083,500
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00%due 3/1/2016 (Independence Stadium)	A/NR	1,000,000	1,110,750
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00%due 10/1/2016 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,088,960
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00%due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,434,535
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00%due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,103,770
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00%due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,153,610
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50%due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,142,090
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50%due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA-/NR	1,000,000	1,144,950
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Loop LLC Project)	NR/NR	22,000,000	25,624,280
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Loop LLC Project)	A-/NR	5,000,000	5,076,050
Louisiana Public Facilities Authority, 5.00% due 8/1/2013 (Department of Public Safety; Insured: AGM)	AA-/Aa3	2,500,000	2,582,275
Louisiana Public Facilities Authority, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,048,160
Louisiana Public Facilities Authority, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	NR/Baa1	1,825,000	1,963,627
Louisiana Public Facilities Authority, 5.75% due 7/1/2015 (Franciscan Missionaries of Our Lady Health System; Insured: AGM)	AA-/Aa3	1,325,000	1,484,980
Louisiana Public Facilities Authority, 2.875% due 11/1/2015 (Entergy Gulf States)	BBB+/A3	2,500,000	2,587,600
Louisiana Public Facilities Authority, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	NR/Baa1	1,000,000	1,094,420
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	1,035,000	1,148,912
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	2,000,000	2,209,960
Louisiana State GO, 5.00% due 8/1/2017 (Insured: Natl-Re)	AA/Aa2	4,000,000	4,485,560
Louisiana State Office Facilities Corp., 3.75% due 3/1/2015 (State Capitol)	AA-/Aa3	5,000,000	5,342,300
Louisiana State Office Facilities Corp., 5.00% due 5/1/2015 (State Capitol)	NR/Aa3	2,830,000	3,126,556
Louisiana State Office Facilities Corp., 5.00% due 5/1/2016 (State Capitol)	NR/Aa3	1,000,000	1,140,770
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/Aa3	2,500,000	2,989,900
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/Aa3	4,595,000	5,503,110
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	2,400,000	2,513,376
New Orleans Audubon Commission GO, 5.00% due 10/1/2016 (Aquarium Tax)	A/NR	2,380,000	2,694,446
New Orleans Audubon Commission GO, 4.00% due 10/1/2018 (Aquarium Tax; Insured: AGM)	AA-/NR	1,110,000	1,230,946
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,000,000	15,204,420
Parishwide School District GO, 5.00% due 9/1/2016 (Insured: AGM)	AA-/Aa3	4,500,000	5,138,775
Parishwide School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA-/Aa3	4,800,000	5,689,104
Parishwide School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA-/Aa3	3,840,000	4,625,126
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2019	BBB+/NR	1,005,000	1,159,458
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2021	BBB+/NR	1,115,000	1,256,940
Regional Transit Authority, 0% due 12/1/2015 (Insured: Natl-Re/FGIC)	BBB/NR	3,670,000	3,238,371
Regional Transit Authority Sales Tax, 5.00% due 12/1/2017 (Insured: AGM)	AA-/Aa3	755,000	897,687
Regional Transit Authority Sales Tax, 5.00% due 12/1/2019 (Insured: AGM)	AA-/Aa3	1,000,000	1,224,380
Regional Transit Authority Sales Tax, 5.00% due 12/1/2021 (Insured: AGM)	AA-/Aa3	1,000,000	1,212,650
Regional Transit Authority Sales Tax, 5.00% due 12/1/2022 (Insured: AGM)	AA-/Aa3	1,110,000	1,331,922
St. Tammany Parish, 5.00% due 6/1/2017 (Insured: CIFG)	A+/NR	1,405,000	1,594,422
Terrebonne Parish Hospital Service District, 4.00% due 4/1/2014 (General Medical Center)	A/A2	800,000	828,560
Terrebonne Parish Hospital Service District, 4.00% due 4/1/2015 (General Medical Center)	A/A2	575,000	608,362
Terrebonne Parish Hospital Service District, 4.00% due 4/1/2017 (General Medical Center)	A/A2	1,000,000	1,080,430

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Terrebonne Parish Hospital Service District, 5.00% due 4/1/2018 (General Medical Center)	A/A2	$1,000,000	$1,141,730
Terrebonne Parish Hospital Service District, 5.00% due 4/1/2019 (General Medical Center)	A/A2	1,810,000	2,070,604
Terrebonne Parish Hospital Service District, 5.00% due 4/1/2021 (General Medical Center)	A/A2	2,320,000	2,637,817

MAINE — 0.06%
Maine Finance Authority, 3.80% due 11/1/2015 (Waste Management, Inc.)	BBB/NR	3,440,000	3,762,259

MARYLAND — 0.34%
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,928,237
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,567,086

MASSACHUSETTS — 1.59%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A-/NR	2,540,000	2,892,247
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A-/NR	2,825,000	3,255,530
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A-/NR	2,765,000	3,202,589
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A-/NR	2,965,000	3,416,955
Greater Lawrence Vocational Technical High School District GO, 2.00% due 3/1/2013 (State Aid Withholding)	NR/Aa2	1,470,000	1,479,143
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 put 5/1/2019 (Dominion Energy Brayton)	A-/Baa2	2,000,000	2,412,380
Massachusetts DFA, 5.625% due 1/1/2015 (Semass Partnership; Insured: Natl-Re)	BBB/Baa2	1,025,000	1,033,108
Massachusetts DFA, 3.45% due 12/1/2015 (Carleton-Willard Village)	A-/NR	2,245,000	2,271,671
Massachusetts DFA, 5.625% due 1/1/2016 (Semass Partnership; Insured: Natl-Re)	BBB/Baa2	1,970,000	1,985,740
Massachusetts DFA, 0.20% due 10/1/2042 put 10/1/2012 (Boston University; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	27,175,000	27,175,000
Massachusetts Educational Financing Authority, 5.25% due 1/1/2016	AA/NR	2,450,000	2,718,716
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,700,000	1,955,918
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	12,996,518
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	9,125,175
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: AGM)	AA-/Aa3	2,330,000	2,330,816
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: AGM)	AA-/Aa3	3,215,000	3,338,231
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2014 (UMass Memorial Health Care)	A-/Baa1	2,750,000	2,892,258
[a] Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2015 (UMass Memorial Health Care)	A-/Baa1	2,625,000	2,833,031
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	A-/Baa1	4,290,000	4,833,543
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA-/Aa3	1,750,000	1,886,185
Massachusetts Health & Educational Facilities Authority, 0.18% due 7/1/2039 put 10/1/2012 (Wellesley College) (daily demand notes)	AA+/Aaa	1,200,000	1,200,000

MICHIGAN — 4.89%
Byron Center Michigan Public Schools, 3.00% due 5/1/2013 (Insured: Q-SBLF)	AA-/NR	1,745,000	1,770,739
Byron Center Michigan Public Schools, 4.00% due 5/1/2015 (Insured: Q-SBLF)	AA-/NR	1,985,000	2,146,361
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA-/NR	1,305,000	1,473,397
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA-/NR	1,935,000	2,203,230
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA-/NR	1,000,000	1,146,290
City of Battle Creek County of Calhoun GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA-/Aa3	3,200,000	3,682,912
City of Detroit, 5.00% due 7/1/2013 (Sewage Disposal System; Insured: AGM)	AA-/Aa3	1,590,000	1,629,273

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Detroit, 5.00% due 7/1/2014 (Sewage Disposal System; Insured: Natl-Re)	A/Baa2	$2,000,000	$2,098,300
City of Detroit, 5.00% due 7/1/2014 (Sewage Disposal System; Insured: AGM)	AA-/Aa3	2,060,000	2,170,416
City of Detroit, 5.00% due 7/1/2015 (Sewage Disposal System; Insured: Natl-Re)	A/Baa2	3,000,000	3,219,390
City of Detroit, 5.00% due 7/1/2015 (Water Supply System; Insured: Natl-Re/FGIC)	A+/Baa2	6,000,000	6,489,840
City of Detroit, 5.50% due 7/1/2015 (Sewage Disposal System; Insured: AGM)	AA-/Aa3	3,920,000	4,258,766
City of Detroit, 6.00% due 7/1/2015 (Water Supply System; Insured: Natl-Re)	A+/Baa2	3,380,000	3,743,384
City of Detroit, 6.50% due 7/1/2015 (Water Supply System; Insured: Natl-Re/FGIC)	A+/NR	900,000	975,699
City of Detroit, 5.00% due 7/1/2016 (Water Supply System; Insured: AGM)	AA-/Aa3	2,750,000	3,012,157
City of Detroit, 5.50% due 7/1/2016 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	375,000	417,454
City of Detroit, 5.50% due 7/1/2017 (Sewage Disposal System; Insured: AGM)	AA-/Aa3	825,000	930,427
City of Detroit, 5.50% due 7/1/2018 (Sewage Disposal System; Insured: AGM)	AA-/Aa3	3,000,000	3,417,660
City of Detroit, 5.25% due 7/1/2019 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	3,900,000	4,311,801
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	4,305,000	4,730,377
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	3,415,000	3,752,436
City of Detroit, 5.25% due 7/1/2022 (Sewage Disposal System; Insured: AGM)	AA-/Aa3	3,000,000	3,444,090
City of Grand Haven, 5.50% due 7/1/2016 (Electric System; Insured: Natl-Re)	BBB/Baa2	3,890,000	4,322,996
Dickinson County Health Care Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	2,160,000	2,163,672
Economic Development Corporation of Dickinson County, 5.75% due 6/1/2016 (International Paper Co.)	BBB/Baa3	8,845,000	8,874,631
Genesee County GO, 2.00% due 5/1/2013	NR/A1	1,000,000	1,006,100
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: Natl-Re/FGIC)	BBB/NR	490,000	485,129
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2015 (Bronson Methodist Hospital; Insured: AGM)	NR/Aa3	1,735,000	1,862,297
Kalamazoo Hospital Finance Authority, 4.00% due 5/15/2016 (Bronson Methodist Hospital; Insured: AGM)	NR/Aa3	1,850,000	2,030,208
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/Aa3	1,830,000	2,079,026
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA-/Aa3	1,520,000	1,791,092
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA-/Aa3	2,500,000	2,945,875
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/Aa3	1,735,000	2,081,844
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/Aa3	2,350,000	2,782,071
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	AA/Aa3	5,865,000	6,196,079
Kentwood Public Schools GO, 5.00% due 5/1/2015 pre-refunded 5/1/2013 (Insured: Natl-Re)	AA-/Aa2	4,050,000	4,163,886
Livingston County GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,135,920
Livingston County GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,141,480
Livingston County GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,138,280
Michigan Finance Authority, 2.00% due 8/20/2013 (School District Operating Cash Flow Management) (State Aid Withholding)	SP-1+/NR	7,000,000	7,096,390
Michigan State Building Authority, 5.25% due 10/15/2012 (Insured: AGM)	AA-/Aa3	4,285,000	4,295,027
Michigan State Building Authority, 5.25% due 10/15/2014 (Insured: AGM)	AA-/Aa3	4,300,000	4,511,517
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	A+/Aa3	6,000,000	6,751,800
Michigan State Building Authority, 5.25% due 10/15/2015 (Insured: AGM)	AA-/Aa3	1,305,000	1,368,684
Michigan State Building Authority, 5.50% due 10/15/2017	A+/Aa3	4,000,000	4,838,880
Michigan State Hospital Finance Authority, 5.00% due 11/15/2013 (Sparrow Hospital)	A+/A1	1,225,000	1,282,244
Michigan State Hospital Finance Authority, 5.00% due 7/15/2015 (Oakwood Hospital)	A/A2	2,500,000	2,750,850
Michigan State Hospital Finance Authority, 5.50% due 11/15/2015 (Henry Ford Health System)	A/A1	2,300,000	2,597,436
Michigan State Hospital Finance Authority, 5.00% due 7/15/2016 (Oakwood Hospital)	A/A2	1,205,000	1,360,445
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa1	3,530,000	4,081,704
Michigan State Hospital Finance Authority, 5.50% due 11/1/2017 pre-refunded 11/1/2013 (Oakwood Hospital)	AA+/A2	5,000,000	5,284,850

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	$1,500,000	$1,721,520
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System)	A/A1	1,530,000	1,814,060
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 (Oakwood Hospital)	A/A2	1,000,000	1,133,470
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System)	A/A1	3,500,000	4,239,375
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA/Aa2	2,000,000	2,517,180
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 (Oakwood Hospital)	A/A2	2,000,000	2,234,020
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa2	12,140,000	14,086,649
Michigan State Hospital Finance Authority, 5.75% due 12/1/2034 put 12/1/2015 (Trinity Health)	AA/Aa2	10,000,000	11,402,400
Michigan State Housing Development Authority, 5.00% due 4/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	3,460,000	3,554,735
Michigan State Housing Development Authority, 4.00% due 10/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,715,000	1,881,526
Michigan Strategic Fund, 2.80% due 12/1/2013 (Waste Management, Inc.)	BBB/NR	2,850,000	2,912,130
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/Aa3	2,000,000	2,305,540
Michigan Strategic Fund, 5.25% due 6/1/2018 (Clark Retirement Community, Inc. Project)	BB/NR	1,415,000	1,399,874
Michigan Strategic Fund, 5.25% due 10/15/2019 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/Aa3	1,000,000	1,171,870
Michigan Strategic Fund, 5.25% due 10/15/2020 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/Aa3	4,025,000	4,659,098
Michigan Strategic Fund, 5.25% due 8/1/2029 put 8/1/2014 (Detroit Edison Co. Exempt Facilities Project)	A/NR	7,500,000	8,038,875
Michigan Strategic Fund, 5.50% due 8/1/2029 put 8/1/2016 (Detroit Edison Co. Exempt Facilities Project)	A/NR	5,160,000	5,902,318
Romeo Community School District GO, 5.00% due 5/1/2018 (Insured: Natl-Re/Q-SBLF)	AA-/Aa2	3,050,000	3,388,184
Royal Oak Hospital Finance Authority, 6.25% due 9/1/2014 (William Beaumont Hospital)	A/A1	1,000,000	1,088,980
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital)	A/A1	5,855,000	6,610,646
School District of the City of Detroit GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	2,200,000	2,605,988
School District of the City of Detroit GO, 5.00% due 5/1/2021 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	4,000,000	4,761,000
School District of the City of Detroit GO, 5.00% due 5/1/2022 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	3,000,000	3,572,220
Sparta Area Schools, Counties of Kent and Ottawa GO, 4.00% due 5/1/2016 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,000,000	1,094,690
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,255,844
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,507,806
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,593,656
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re/FGIC)	A/A2	1,000,000	1,176,480
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,847,082
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	15,029,594
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	3,176,316
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,382,688
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,815,034
Western Townships Utilities Authority GO, 4.00% due 1/1/2013 (Sewage Disposal System)	AA/NR	1,000,000	1,008,940
Western Townships Utilities Authority GO, 4.00% due 1/1/2014 (Sewage Disposal System)	AA/NR	1,000,000	1,040,880
Western Townships Utilities Authority GO, 5.00% due 1/1/2015 (Sewage Disposal System)	AA/NR	1,870,000	2,041,872
Western Townships Utilities Authority GO, 5.00% due 1/1/2016 (Sewage Disposal System)	AA/NR	1,670,000	1,885,898
Western Townships Utilities Authority GO, 5.00% due 1/1/2017 (Sewage Disposal System)	AA/NR	1,500,000	1,743,375

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	$1,500,000	$1,778,655

MINNESOTA — 1.14%
City of St. Cloud, 5.00% due 5/1/2013 (Centracare Health Systems)	NR/A1	1,000,000	1,026,750
City of St. Cloud, 5.00% due 5/1/2015 (Centracare Health Systems)	NR/A1	1,000,000	1,100,100
City of St. Cloud, 5.00% due 5/1/2016 (Centracare Health Systems)	NR/A1	1,250,000	1,414,912
City of St. Cloud, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A1	2,920,000	3,384,981
City of St. Cloud, 5.00% due 5/1/2017 (Centracare Health Systems)	NR/A1	1,000,000	1,159,240
City of St. Cloud, 5.00% due 5/1/2018 (Centracare Health Systems)	NR/A1	3,105,000	3,640,923
City of St. Cloud, 5.00% due 5/1/2019 (Centracare Health Systems)	NR/A1	3,495,000	4,127,665
City of St. Cloud, 5.00% due 5/1/2020 (Centracare Health Systems)	NR/A1	3,200,000	3,839,776
City of St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 (Regions Hospital)	A-/A3	1,070,000	1,156,424
City of St. Paul Housing & Redevelopment Authority and City of Minneapolis, 5.25% due 12/1/2012 (Group Health Plan, Inc.)	A-/A3	1,000,000	1,008,390
City of St. Paul Housing & Redevelopment Authority and City of Minneapolis, 5.25% due 12/1/2013 (Group Health Plan, Inc.)	A-/A3	2,200,000	2,318,822
City of St. Paul Housing & Redevelopment Authority and City of Minneapolis, 6.00% due 12/1/2019 (Group Health Plan, Inc.)	A-/A3	1,000,000	1,047,200
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2017 (Insured: AMBAC)	AA-/NR	8,005,000	9,296,527
Minnesota Agricultural & Economic Development Board, 4.00% due 2/15/2014 (Essential Health; Insured: AGM)	AA-/NR	3,460,000	3,606,462
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2015 (Essential Health; Insured: AGM)	AA-/NR	1,335,000	1,457,980
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA-/NR	2,500,000	2,886,425
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A2	5,000,000	6,041,550
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A2	3,500,000	4,250,820
St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A-/NR	1,255,000	1,420,534
St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A-/NR	2,010,000	2,308,284
Tobacco Securitization Authority, 5.00% due 3/1/2020	A/NR	2,000,000	2,337,900
Tobacco Securitization Authority, 5.00% due 3/1/2021	A/NR	2,000,000	2,347,100
Tobacco Securitization Authority, 5.00% due 3/1/2022	A/NR	6,100,000	7,164,511

MISSISSIPPI — 0.22%
Medical Center Educational Building, 4.00% due 6/1/2015 (University of Mississippi Medical Center)	AA-/Aa2	2,325,000	2,513,441
Medical Center Educational Building, 4.00% due 6/1/2016 (University of Mississippi Medical Center)	AA-/Aa2	3,300,000	3,655,674
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,861,607
Mississippi Development Bank Canton Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,230,000	1,325,461

MISSOURI — 1.53%
Cass County COP, 3.00% due 5/1/2014	A/NR	1,425,000	1,465,399
Cass County COP, 4.00% due 5/1/2015	A/NR	1,000,000	1,066,910
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,487,874
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,439,443
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,649,986
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	2,023,350
Jackson County, 4.00% due 12/1/2014 (Truman Sports Complex)	NR/A1	2,580,000	2,733,149
Kansas City IDA, 4.00% due 9/1/2014 (NNSA National Security Campus)	NR/NR	1,535,000	1,573,805
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Downtown Redevelopment District)	AA-/A1	2,000,000	2,338,500

34    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (Bartle Music Hall and Municipal Auditorium Parking Garage; Insured: Natl-Re/FGIC)	AA-/Aa3	$1,000,000	$1,176,630
Missouri Development Finance Board, 4.00% due 6/1/2014 (Electric Systems)	A-/NR	3,930,000	4,097,732
Missouri Development Finance Board, 4.00% due 6/1/2015 (Electric Systems)	A-/NR	1,000,000	1,063,660
Missouri Development Finance Board, 4.00% due 6/1/2016 (Electric Systems)	A-/NR	1,560,000	1,689,979
Missouri Development Finance Board, 5.00% due 6/1/2017 (Electric Systems)	A-/NR	1,525,000	1,746,460
Missouri Development Finance Board, 5.00% due 6/1/2018 (Electric Systems)	A-/NR	1,705,000	1,978,414
Missouri Development Finance Board, 5.00% due 6/1/2019 (Electric Systems)	A-/NR	1,790,000	2,096,502
Missouri Development Finance Board, 5.00% due 6/1/2020 (Electric Systems)	A-/NR	1,000,000	1,173,380
Missouri Development Finance Board, 0.20% due 12/1/2033 put 10/1/2012 (Nelson Gallery Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	23,440,000	23,440,000
Missouri Regional Convention & Sports Complex Authority, 5.25% due 8/15/2016 (Insured: AMBAC)	AA+/Aa2	1,800,000	1,877,616
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2015 (Webster University)	NR/A2	2,155,000	2,298,695
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2016 (Webster University)	NR/A2	1,685,000	1,830,247
Missouri State Health & Educational Facilities Authority, 4.00% due 4/1/2017 (Webster University)	NR/A2	2,360,000	2,594,348
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,130,630
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,152,620
Missouri State Health & Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,142,200
Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,639,410
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,320,135
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,325,040
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,864,658
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: Natl-Re)	AA/A1	2,000,000	2,106,400
St. Louis Municipal Finance Corp., 4.00% due 2/15/2013 (City Justice Center)	A/A1	750,000	760,305
St. Louis Municipal Finance Corp., 4.00% due 2/15/2014 (City Justice Center)	A/A1	1,000,000	1,045,170
St. Louis Municipal Finance Corp., 5.00% due 2/15/2015 (City Justice Center)	A/A1	1,250,000	1,362,600
St. Louis Municipal Finance Corp., 5.00% due 2/15/2016 (City Justice Center)	A/A1	2,065,000	2,308,154
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A1	2,000,000	2,281,200
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A1	3,865,000	4,471,805

NEBRASKA — 0.31%
Omaha Public Power District, 5.00% due 2/1/2013 (Electric System)	AA/Aa1	5,000,000	5,022,250
Public Power Generation Agency, 5.00% due 1/1/2020 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	9,930,000	11,296,666
Public Power Generation Agency, 5.00% due 1/1/2021 (Nebraska Whelan Energy Center; Insured: AMBAC)	A-/A2	1,860,000	2,099,624

NEVADA — 1.71%
Carson City, 4.00% due 9/1/2015 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,063,770
Carson City, 4.00% due 9/1/2016 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,245,000	1,341,923
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,139,390
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,000,000	1,133,560
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	2,250,000	2,553,750
City of Las Vegas COP, 5.00% due 9/1/2016 (City Hall)	AA-/Aa3	4,000,000	4,515,320
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	4,300,000	4,941,259
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	4,000,000	4,672,120
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	2,250,243

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	$2,095,000	$2,675,273
City of Las Vegas Redevelopment Agency, 5.00% due 6/15/2013 (Fremont Street)	BBB-/NR	3,685,000	3,731,284
City of Las Vegas Special Local Improvement District 707, 5.375% due 6/1/2013 (Insured: AGM)	AA-/Aa3	970,000	975,995
City of Reno, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: AGM)	AA-/Aa3	1,000,000	1,066,400
City of Reno, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: AGM)	AA-/Aa3	1,100,000	1,250,238
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA-/Aa3	1,000,000	1,182,110
Clark County GO, 5.00% due 11/1/2014	AA+/Aa1	4,000,000	4,368,760
Clark County GO, 5.00% due 11/1/2017 (Insured: AMBAC)	AA+/Aa1	1,185,000	1,376,093
Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	BBB+/NR	1,735,000	1,880,272
Clark County School District GO, 5.00% due 6/15/2015 (Insured: Natl-Re)	AA-/Aa3	1,000,000	1,056,300
Clark County School District GO, 5.50% due 6/15/2015 pre-refunded 12/15/2012 (Insured: AGM)	AA-/Aa3	5,470,000	5,696,020
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	7,752,667
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,616,950
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2013 (Insured: AMBAC)	A+/A1	1,530,000	1,583,734
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2014 (Insured: AMBAC)	A+/A1	2,680,000	2,880,946
Las Vegas Convention & Visitors Authority, 5.25% due 7/1/2015 (Insured: AMBAC)	A+/A1	4,620,000	5,143,492
Las Vegas Convention & Visitors Authority, 5.00% due 7/1/2019 (Insured: AMBAC)	A+/A1	6,000,000	6,610,680
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA+/Aa2	1,050,000	1,237,677
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA+/Aa2	1,000,000	1,220,930
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	4,255,000	5,228,884
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA+/Aa2	5,080,000	6,242,710
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA+/Aa2	5,000,000	6,191,750
Redevelopment Agency of the City of Mesquite, 7.00% due 6/1/2019 (Public Facility and Redevelopment Projects)	BBB+/NR	1,000,000	1,047,470
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	2,079,593
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	3,022,725

NEW HAMPSHIRE — 0.36%
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/Baa1	1,365,000	1,447,200
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern New Hampshire Health Systems)	A-/NR	1,260,000	1,406,185
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern New Hampshire Health Systems)	A-/NR	1,000,000	1,134,130
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: Natl-Re)	A+/A1	2,985,000	3,487,107
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	A+/A1	3,130,000	3,759,506
[b] New Hampshire Turnpike System, 5.00% due 2/1/2016	A+/A1	3,000,000	3,384,900
[b] New Hampshire Turnpike System, 5.00% due 2/1/2017	A+/A1	2,425,000	2,809,702
[b] New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,532,930
[b] New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,204,970
[b] New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,525,961

NEW JERSEY — 2.18%
Camden County Improvement Authority, 5.00% due 7/1/2014 (Cooper Medical School)	A+/A2	2,845,000	3,031,973
Camden County Improvement Authority, 5.00% due 7/1/2015 (Cooper Medical School)	A+/A2	2,990,000	3,285,322
Camden County Improvement Authority, 5.00% due 7/1/2016 (Cooper Medical School)	A+/A2	3,040,000	3,430,914
City of Paterson, 4.25% due 6/15/2015 (General Improvement; Insured: AGM) (State Aid Withholding)	NR/Aa3	1,275,000	1,353,260
Essex County Improvement Authority, 5.125% due 10/1/2016 (Insured: Natl-Re)	NR/Aa2	2,545,000	2,774,406
Hudson County COP, 7.00% due 12/1/2012 (Insured: Natl-Re)	BBB/Baa2	1,610,000	1,624,957
Hudson County COP, 7.00% due 12/1/2013 (Insured: Natl-Re)	BBB/Baa2	710,000	751,642
Hudson County COP, 6.25% due 12/1/2014 (Insured: Natl-Re)	BBB/Baa2	1,500,000	1,635,750
Hudson County COP, 6.25% due 12/1/2016 (Insured: Natl-Re)	BBB/Baa2	550,000	637,874

36    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Hudson County Improvement Authority, 5.25% due 10/1/2014 (Hudson County Lease; Insured: AGM)	AA-/Aa3	$3,000,000	$3,248,340
Hudson County Improvement Authority, 4.75% due 10/1/2015 (Hudson County Lease; Insured: AGM)	AA-/Aa3	2,000,000	2,210,100
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease; Insured: AGM)	AA-/Aa3	3,155,000	3,569,535
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease; Insured: AGM)	AA-/Aa3	4,065,000	4,676,295
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease; Insured: AGM)	AA-/Aa3	2,000,000	2,334,260
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease; Insured: AGM)	AA-/Aa3	4,390,000	5,151,489
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease; Insured: AGM)	AA-/Aa3	1,955,000	2,389,597
Jersey City GO, 3.00% due 12/14/2012 (State Aid Withholding)	NR/NR	5,000,000	5,010,100
Jersey City GO, 5.00% due 9/1/2013 (Insured: Natl-Re) (State Aid Withholding)	BBB/A2	5,820,000	6,041,684
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,114,320
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	1,039,050
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A+/A1	10,000,000	11,697,200
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A+/A1	5,525,000	6,972,882
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2013 (St Peter’s University Hospital)	BBB-/Ba1	1,000,000	1,022,130
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2014 (St Peter’s University Hospital)	BBB-/Ba1	3,575,000	3,736,483
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2015 (St Peter’s University Hospital)	BBB-/Ba1	3,520,000	3,762,739
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,500,000	1,743,570
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,541,110
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,000,000	6,021,000
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	A/Aa3	11,050,000	11,532,995
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	A/Aa3	7,650,000	8,019,036
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019	A+/A1	1,000,000	1,216,060
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020	A+/A1	1,000,000	1,222,300
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021	A+/A1	2,360,000	2,896,239
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	BBB/Baa2	3,075,000	3,431,546
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A2	1,210,000	1,448,781
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A2	2,000,000	2,440,340
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A2	2,800,000	3,438,904
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A2	1,000,000	1,234,670

NEW MEXICO — 0.77%
City of Albuquerque, 5.50% due 7/1/2013 (Albuquerque International Sunport & Double Eagle II Airports)	A/A2	1,820,000	1,891,271
Gallup PCR, 5.00% due 8/15/2016 (Insured: AMBAC)	A/A3	2,500,000	2,745,750
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/Aa3	2,365,000	2,867,988
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/Aa3	2,205,000	2,740,881
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018	AAA/Aaa	5,000,000	5,979,400
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021	AAA/Aaa	3,000,000	3,585,780
State of New Mexico, 5.00% due 7/1/2014	AA/Aa1	7,435,000	8,047,347
State of New Mexico, 5.00% due 7/1/2015	AA/Aa1	5,500,000	6,196,520
State of New Mexico, 5.00% due 7/1/2016	AA/Aa1	10,265,000	12,007,792

NEW YORK — 7.49%
Amherst Development Corp., 5.00% due 10/1/2015 (Student Housing; Insured: AGM)	AA-/Aa3	1,535,000	1,703,221

Certified Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of New York GO, 0.14 % due 8/1/2015 put 10/1/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	$7,700,000	$7,700,019
City of New York GO, 0.17% due 8/1/2021 put 10/1/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	800,000	800,000
City of New York GO, 0.22% due 8/1/2035 put 10/1/2012 (SPA: Landesbank Hessen- Thuringen) (daily demand notes)	AA/Aa2	7,870,000	7,870,000
Erie County Individual Development Agency, 5.00% due 5/1/2015 (Buffalo School District)	AA-/Aa3	3,000,000	3,329,100
Erie County Individual Development Agency, 5.00% due 5/1/2016 (Buffalo School District)	AA-/Aa3	8,795,000	10,083,380
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA-/Aa3	7,265,000	8,555,337
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA-/Aa3	5,000,000	6,009,650
Metropolitan Transportation Authority, 5.00% due 11/15/2020	A/A2	12,955,000	15,842,929
Metropolitan Transportation Authority, 5.00% due 11/15/2021	A/A2	24,325,000	29,790,098
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	BBB+/NR	1,425,000	1,640,032
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	BBB+/NR	1,030,000	1,184,933
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	BBB+/NR	2,000,000	2,309,460
Nassau County GO, 2.50% due 10/31/2012	SP-1+/NR	13,500,000	13,525,110
Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology)	BBB+/NR	1,260,000	1,460,416
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology)	BBB+/NR	1,715,000	2,024,952
Nassau Health Care Corp., 3.125% due 12/15/2012 (Insured: AGM)	AA-/Aa3	5,000,000	5,025,900
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2013 (Health Care Facilities Improvements)	A+/Aa3	2,755,000	2,801,449
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2019 (Health Care Facilities Improvements)	A+/Aa3	2,700,000	3,197,556
New York City Health & Hospital Corp. GO, 5.00% due 2/15/2021 (Health Care Facilities Improvements)	A+/Aa3	2,615,000	3,079,319
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Health Care Facilities Improvements)	A+/Aa3	10,000,000	11,887,400
New York City Municipal Water Finance Authority, 0.20% due 6/15/2039 put 10/1/2012 (Water and Sewer System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	10,905,000	10,905,000
New York City Municipal Water Finance Authority, 0.24% due 6/15/2039 put 10/1/2012 (Water and Sewer System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	38,800,000	38,800,000
New York City Transitional Finance Authority, 5.00% due 11/1/2012 (City Transitional Capital Plan) (State Aid Withholding)	AAA/Aaa	5,000,000	5,022,000
New York City Transitional Finance Authority, 4.00% due 7/15/2014 (School Financing Act) (State Aid Withholding)	AA-/Aa3	2,000,000	2,129,780
New York City Transitional Finance Authority, 5.00% due 11/1/2014 (City Transitional Capital Plan) (State Aid Withholding)	AAA/Aaa	2,000,000	2,191,280
New York City Transitional Finance Authority, 5.00% due 7/15/2016 (School Financing Act) (State Aid Withholding)	AA-/Aa3	3,155,000	3,672,799
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA-/Aa3	4,865,000	5,820,535
New York City Transitional Finance Authority, 0.20% due 8/1/2031 put 10/1/2012 (SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	32,350,000	32,353,742
New York State Dormitory Authority, 5.00% due 11/1/2012 (Insured: SONYMA)	NR/Aa1	1,255,000	1,259,844
New York State Dormitory Authority, 5.50% due 7/1/2013 (Winthrop South Nassau University)	NR/Baa1	1,500,000	1,547,820
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: AGM/FHA)	AA-/Aa3	3,650,000	3,804,066
New York State Dormitory Authority, 5.00% due 11/1/2013 (Insured: SONYMA)	NR/Aa1	3,105,000	3,116,954
New York State Dormitory Authority, 5.25% due 2/15/2014 (Presbyterian Hospital; Insured: AGM)	AA-/Aa3	2,405,000	2,558,631
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services Facilities) (ETM)	NR/NR	10,000	10,489
New York State Dormitory Authority, 3.00% due 8/15/2014 (Mental Health Services Facilities)	AA-/NR	2,630,000	2,758,423
New York State Dormitory Authority, 5.00% due 11/1/2014 (Insured: SONYMA)	NR/Aa1	1,010,000	1,013,868

38    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.25% due 5/15/2015 (Insured: Natl-Re/IBC)	BBB/Aa3	$10,000,000	$10,822,500
New York State Dormitory Authority, 5.25% due 8/15/2015 (New York Presbyterian Hospital; Insured: AGM/FHA)	AA-/Aa3	5,075,000	5,536,926
New York State Dormitory Authority, 5.50% due 7/1/2016 pre-refunded 7/1/2013 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	1,220,000	1,267,531
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA-/NR	5,000,000	5,998,850
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa3	4,585,000	5,431,620
New York State Dormitory Authority, 5.50% due 7/1/2017 pre-refunded 7/1/2013 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	2,500,000	2,597,400
New York State Dormitory Authority, 5.50% due 10/1/2017 (School Districts Financing; Insured: Natl-Re) (State Aid Withholding)	A+/A2	1,570,000	1,575,636
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA-/NR	5,000,000	6,156,600
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/NR	60,000,000	75,212,400
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa3	1,000,000	1,203,030
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/Baa1	5,000,000	5,123,350
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A+/A1	2,000,000	2,413,940
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A+/A1	2,500,000	3,046,975
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A+/A1	3,000,000	3,688,740
Patchogue-Medford Union Free School District GO, 4.25% due 10/1/2015 (Insured: MBIA) (State Aid Withholding)	BBB/Baa2	1,000,000	1,092,800
Port Authority 148th GO, 5.00% due 8/15/2017 (Insured: AGM)	AA-/Aa3	4,725,000	5,644,910
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	A-/A3	5,000,000	5,961,950
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	A-/A3	5,000,000	5,940,850
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	A-/A3	5,000,000	5,895,850
Suffolk County IDA Civic Facilities GO, 5.25% due 3/1/2019 (New York Institute of Technology)	BBB+/Baa2	1,400,000	1,492,134
Tobacco Settlement Financing Corp., 5.00% due 6/1/2014	AA-/NR	5,000,000	5,372,100
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA-/NR	3,725,000	4,499,316
Triborough Bridge & Tunnel Authority GO, 0.17% due 1/1/2032 put 10/1/2012 (MTA Bridgesand Tunnels; LOC: California State Teachers’ Retirement System) (daily demand notes)	AA-/Aa1	13,600,000	13,600,043
United Nations Development Corp., 5.00% due 7/1/2016	NR/A1	3,400,000	3,932,440
United Nations Development Corp., 5.00% due 7/1/2017	NR/A1	3,000,000	3,559,320
United Nations Development Corp., 5.00% due 7/1/2019	NR/A1	4,000,000	4,880,800

NORTH CAROLINA — 1.56%
Catawba County, 4.00% due 10/1/2015	AA-/Aa2	1,620,000	1,765,946
Catawba County, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,115,700
Catawba County, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,134,140
Charlotte Mecklenburg Hospital Authority, 5.00% due 1/15/2016 (Carolinas Health Network)	AA-/Aa3	3,420,000	3,869,080
Charlotte Mecklenburg Hospital Authority, 5.00% due 1/15/2017 (Carolinas Health Network)	AA-/Aa3	2,000,000	2,323,560
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	A-/Baa1	1,055,000	1,068,135
North Carolina Eastern Municipal Power Agency, 7.00% due 1/1/2013 (Insured: Natl-Re/IBC)	BBB/Baa1	740,000	750,486
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	A-/NR	1,700,000	1,928,582
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	NR/Baa1	7,500,000	9,208,725
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC)	AA+/Aa1	5,965,000	7,361,406
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: AGM)	AA-/Aa3	3,000,000	3,556,710
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021	A-/Baa1	5,000,000	6,098,200
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022	A-/Baa1	4,715,000	5,731,507

Certified Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 pre-refunded 2/1/2014 (Correctional Facilities)	AA+/Aa1	$2,400,000	$2,552,016
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: AGM/FHA 242) (ETM)	AA-/Aa3	1,000,000	1,042,840
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric) (ETM)	NR/NR	800,000	810,984
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A/A2	1,705,000	1,727,830
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	3,100,000	3,662,092
North Carolina Municipal Power Agency, 5.25% due 1/1/2019 (Catawba Electric; Insured: Natl-Re)	A/A2	3,020,000	3,057,991
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 pre-refunded 2/1/2014 (Correctional Facilities)	AA+/Aa1	5,000,000	5,316,700
State of North Carolina, 5.00% due 11/1/2019	AA+/Aa1	23,635,000	29,437,629

NORTH DAKOTA — 0.03%
County of Ward, 5.00% due 7/1/2013 (Trinity Health System)	BBB-/NR	1,560,000	1,604,585

OHIO — 2.77%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,171,420
Allen County Hospital Facilities, 5.00% due 9/1/2015 (Catholic Healthcare Partners)	AA-/A1	10,000,000	11,172,500
Allen County Hospital Facilities, 5.00% due 9/1/2016 (Catholic Healthcare Partners)	AA-/A1	10,000,000	11,491,200
American Municipal Power, 5.25% due 2/15/2018 (Hydroelectric Projects)	A/A3	5,500,000	6,476,580
American Municipal Power, 5.25% due 2/15/2019 (Hydroelectric Projects)	A/A3	5,015,000	5,994,179
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,257,620
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,580,787
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,365,120
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	5,076,746
City of Akron COP, 5.00% due 12/1/2013 (Canal Park Baseball Stadium; Insured: AGM)	AA-/NR	3,000,000	3,150,720
City of Akron COP, 5.00% due 12/1/2014 (Canal Park Baseball Stadium; Insured: AGM)	AA-/NR	2,000,000	2,175,140
City of Akron GO, 5.00% due 12/1/2019 (Various Improvement Projects)	AA-/NR	1,685,000	2,049,095
City of Cleveland GO, 5.50% due 10/1/2019 (Insured: AMBAC)	AA/A1	1,260,000	1,551,211
Cleveland Package Facilities, 5.25% due 9/15/2021 pre-refunded 10/21/2012 (Insured: AGM) (ETM)	AA-/Aa3	965,000	1,239,668
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA-/Aa3	2,035,000	2,454,882
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,213,140
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	854,042
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,222,300
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,441,100
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,464,780
Cuyahoga County, 6.00% due 1/1/2021 pre-refunded 7/1/2013 (Cleveland Clinic)	NR/NR	2,550,000	2,660,797
Cuyahoga County, 6.00% due 1/1/2021 pre-refunded 7/1/2013 (Cleveland Clinic)	AA-/Aa2	2,450,000	2,556,452
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,146,890
Garfield Heights City School District GO, 5.375% due 12/15/2016 (School Improvements; Insured: Natl-Re)	NR/A1	1,625,000	1,879,183
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: Natl-Re)	NR/Aa2	1,000,000	1,128,310
Kent State University, 5.00% due 5/1/2020 (Insured: AGM)	AA-/Aa3	1,000,000	1,220,300
Montgomery County, 5.25% due 10/1/2038 put 11/1/2013 (Catholic Health Initiatives)	AA/Aa2	2,500,000	2,625,800
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear)	BBB-/Baa2	5,000,000	5,830,900
Ohio State Air Quality Development Authority, 5.75% due 6/1/2033 put 12/1/2011 (FirstEnergy Nuclear)	BBB-/Baa3	5,800,000	6,523,608
Ohio State Air Quality Development Authority, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa3	7,200,000	7,462,296

40    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Ohio State Air Quality Development Authority, 3.875% due 12/1/2038 put 6/1/2014 (Columbus Southern Power Co.)	BBB/Baa1	$4,800,000	$4,948,896
Ohio State Building Authority, 5.00% due 10/1/2015 (Insured: Natl-Re/FGIC)	AA/Aa2	4,600,000	5,192,940
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	2,063,834
Ohio State Department Administrative Services COP, 5.00% due 9/1/2015 (Insured: Natl-Re)	AA/Aa2	1,950,000	2,149,758
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	5,500,000	6,225,560
Ohio State Water Development Authority PCR, 3.375% due 1/1/2034 put 7/1/2015 (FirstEnergy Nuclear)	BBB-/Baa3	24,400,000	25,235,700
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	3,034,575
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,678,750
State of Ohio GO, 4.00% due 10/1/2014 (Revitalization Project)	AA-/Aa3	2,075,000	2,216,909
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	3,375,000	3,784,860
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA-/Aa3	3,415,000	4,074,300

OKLAHOMA — 1.90%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,585,348
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	3,108,672
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,647,011
Cleveland County Public Facilities Authority, 4.00% due 6/1/2013 (Norman Public Schools)	A+/NR	5,000,000	5,117,450
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	BBB-/NR	1,340,000	1,449,505
Oklahoma County Finance Authority, 4.00% due 3/1/2013 (Putnam City Public Schools)	A/NR	2,580,000	2,614,262
Oklahoma County Finance Authority, 3.125% due 9/1/2013 (Western Heights Public Schools)	A+/NR	2,525,000	2,571,207
Oklahoma County Finance Authority, 5.00% due 9/1/2016 (Western Heights Public Schools)	A+/NR	3,000,000	3,397,890
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,719,502
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,488,329
Oklahoma County ISD, 3.00% due 1/1/2013	A+/NR	3,880,000	3,903,784
Oklahoma County ISD, 3.00% due 1/1/2014	A+/NR	2,880,000	2,961,734
Oklahoma DFA, 5.25% due 12/1/2012 (Duncan Regional Hospital)	A-/NR	1,330,000	1,340,707
Oklahoma DFA, 5.00% due 8/15/2017 (Integris Health)	AA-/Aa3	4,375,000	5,124,219
Oklahoma DFA, 0.20% due 8/15/2033 put 10/1/2012 (Integris Health; Insured: AGM; SPA: JPMorgan Chase Bank) (daily demand notes)	AA-/Aa3	48,380,000	48,380,083
Oklahoma Municipal Power Authority, 5.00% due 1/1/2013	A/A2	3,745,000	3,788,629
Oklahoma Municipal Power Authority, 5.00% due 1/1/2014 (Insured: AGM)	A/A2	4,005,000	4,220,349
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	NR/A1	1,165,000	1,308,889
[a] Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	NR/A1	1,075,000	1,242,582
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,839,171
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	10,143,022

OREGON — 0.18%
Clackamas County, 5.00% due 7/15/2037 put 7/15/2014 (Legacy Health Systems)	A+/A2	6,465,000	6,878,437
Oregon Facilities Authority, 5.00% due 3/15/2015 (Legacy Health Systems)	A+/A2	1,635,000	1,780,956
Oregon Facilities Authority, 5.00% due 3/15/2016 (Legacy Health Systems)	A+/A2	1,000,000	1,118,490
Oregon State Department of Administrative Services COP, 5.00% due 11/1/2014 (Insured: Natl-Re/FGIC)	AA/Aa2	1,000,000	1,093,800

PENNSYLVANIA — 3.60%
Adams County IDA, 5.00% due 8/15/2014 (Gettysburg College)	A/A2	1,000,000	1,073,600
Adams County IDA, 5.00% due 8/15/2016 (Gettysburg College)	A/A2	1,250,000	1,425,613
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,560,283
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	2,115,423

Certified Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	$3,000,000	$3,509,970
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	2,206,537
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,988,454
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,551,520
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	2,000,000	2,387,060
Allegheny County Redevelopment Authority, 5.10% due 7/1/2014 (Pittsburgh Mills)	NR/NR	890,000	921,337
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	A+/NR	1,915,000	2,135,704
City of Philadelphia, 5.00% due 6/15/2013 (Water & Wastewater System; Insured: AGM)	AA-/Aa3	7,020,000	7,255,732
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA-/Aa3	5,570,000	6,562,630
City of Philadelphia Gas Works, 5.375% due 7/1/2014 (Insured: AGM)	AA-/Aa3	7,280,000	7,787,343
City of Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: AGM)	AA-/Aa3	3,000,000	3,201,030
City of Philadelphia Gas Works, 5.00% due 10/1/2014 (Insured: AMBAC)	BBB+/Baa2	1,825,000	1,952,312
City of Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: AGM)	AA-/Aa3	3,315,000	3,553,514
City of Philadelphia Gas Works, 5.00% due 7/1/2018 (Insured: AGM)	AA-/Aa3	1,395,000	1,601,083
City of Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	BBB/A1	905,000	945,200
City of Pittsburgh GO, 5.25% due 9/1/2016 (Insured: AGM)	AA-/Aa3	3,000,000	3,469,440
City of Pittsburgh GO, 5.25% due 9/1/2017 (Insured: AGM)	AA-/Aa3	2,210,000	2,504,836
City of Pittsburgh GO, 5.25% due 9/1/2018 (Insured: AGM)	AA-/Aa3	3,240,000	3,648,596
Geisinger Authority Montour County, 0.15% due 6/1/2041 put 10/1/2012 (Geisinger Health Systems; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	300,000	300,000
Geisinger Authority Montour County, 0.15% due 6/1/2041 put 10/1/2012 (Geisinger Health System; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	34,570,000	34,570,000
Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.20% due 7/1/2022put 10/1/2012 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	4,500,000	4,500,000
Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.20% due 2/15/2024put 10/1/2012 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	1,700,000	1,700,000
Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.20% due 7/1/2025put 10/1/2012 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	10,600,000	10,600,000
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2012	AA-/A3	3,475,000	3,506,240
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	2,400,000	2,878,416
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,000,000	1,212,650
Montgomery County IDA, 5.00% due 8/1/2016 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,143,110
Montgomery County IDA, 5.00% due 2/1/2017 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,154,120
Montgomery County IDA, 5.00% due 2/1/2020 (Regional Medical Center; Insured: FHA)	AA/Aa2	1,000,000	1,174,570
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA-/Aa3	1,835,000	2,079,569
Pennsylvania EDA, 3.70% due 11/1/2021 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	7,750,000	8,177,102
Pennsylvania EDA, 3.00% due 12/1/2037 put 9/1/2015 (PPL Energy Supply)	BBB/NR	14,000,000	14,352,660
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015 (Philadelphia University)	BBB/Baa2	1,440,000	1,512,000
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,679,624
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	5,100,000	6,109,392
Pennsylvania Turnpike Commission, 0.80% due 12/1/2012	A+/Aa3	2,500,000	2,500,900
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB+/NR	765,000	800,986
Philadelphia Municipal Authority, 5.25% due 11/15/2017 (Lease Appropriation; Insured: AGM)	AA-/Aa3	2,100,000	2,210,481
Philadelphia Parking Authority, 5.00% due 9/1/2016	A/A1	1,500,000	1,704,900

42    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	$1,020,000	$1,182,027
Philadelphia School District GO, 5.00% due 9/1/2013 (State Aid Withholding)	A+/Aa3	2,000,000	2,087,260
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	A+/Aa3	2,270,000	2,559,856
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa3	18,000,000	20,890,260
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	A+/Aa3	4,210,000	4,886,000
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	A+/Aa3	2,265,000	2,663,912
Pittsburgh School District GO, 3.00% due 9/1/2013 (Insured: AGM)	AA-/Aa3	2,100,000	2,150,232

RHODE ISLAND — 1.23%
Convention Center Authority, 5.25% due 5/15/2015 (Insured: Natl-Re)	BBB/Baa2	1,115,000	1,167,082
[a] Convention Center Authority, 5.00% due 5/15/2019 (Insured: AGM)	AA-/Aa3	10,000,000	10,292,000
Convention Center Authority, 5.00% due 5/15/2020 (Insured: AGM)	AA-/Aa3	6,830,000	6,971,108
Rhode Island Economic Development Corp., 5.00% due 6/15/2014 (RIDOT Transit Improvements; Insured: AGM)	AA-/Aa2	2,000,000	2,065,980
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,565,000	1,610,620
Rhode Island State Health & Education Building Corp., 5.25% due 4/1/2015 (Johnson & Wales University; Insured: Syncora)	NR/NR	1,500,000	1,534,710
State of Rhode Island and Providence Plantations, 5.00% due 10/1/2014 (Department of Children, Youth, and Families; Insured: MBIA)	AA-/Aa3	1,000,000	1,072,390
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development)	AA/Aa2	5,000,000	6,154,450
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development)	AA/Aa2	8,365,000	10,261,094
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development)	AA/Aa2	16,535,000	20,306,964
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development)	AA/Aa2	9,825,000	12,090,055

SOUTH CAROLINA — 0.51%
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	BBB/Baa3	7,975,000	8,514,190
Greenville County School District, 5.25% due 12/1/2015 (Building Equity Sooner for Tomorrow)	AA/Aa2	1,000,000	1,058,310
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner for Tomorrow)	AA/Aa2	3,500,000	4,168,500
Greenwood County, 5.00% due 10/1/2013 (Self Regional Health Care; Insured: AGM)	AA-/Aa3	2,000,000	2,084,500
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/Aa3	1,000,000	1,125,520
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM)	AA-/Aa3	1,000,000	1,159,810
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re/FGIC)	NR/Baa1	3,695,000	4,795,703
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2014 (CareAlliance Health Services; Insured: AGM)	AA-/Aa3	4,000,000	4,269,400
South Carolina Jobs Economic Development Authority, 5.00% due 8/15/2015 (CareAlliance Health Services; Insured: AGM)	AA-/Aa3	3,000,000	3,298,680

SOUTH DAKOTA — 0.39%
South Dakota Building Authority, 4.50% due 6/1/2016 (Insured: Natl-Re/FGIC)	AA/NR	2,000,000	2,260,060
[a] South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2015 (Regional Health)	NR/A1	1,390,000	1,548,585
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2015 (Sanford Health)	A+/A1	1,310,000	1,464,003
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2016 (Regional Health)	NR/A1	1,000,000	1,137,000
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,480,822
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,271,721
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,605,356
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,485,885

Certified Annual Report    43

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	$2,440,000	$2,805,902
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,167,210
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health Issue)	A+/A1	1,370,000	1,602,037
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,060,000	1,170,993
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	1,075,000	1,200,646
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	1,185,000	1,339,856

TENNESSEE — 0.70%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	3,200,000	3,388,544
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2015	NR/Baa2	3,500,000	3,756,795
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa2	6,000,000	6,605,640
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	A-/Baa2	3,000,000	3,254,430
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	BBB/Baa3	5,000,000	5,512,400
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	A-/Baa2	11,000,000	12,445,620
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	A-/Baa2	5,000,000	5,691,950
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	A-/Baa2	1,190,000	1,345,402

TEXAS — 8.83%
Amarillo Health Facilities Corp., 5.50% due 1/1/2015 (Baptist St. Anthony’s Hospital Corp.; Insured: AGM)	NR/Aa3	1,065,000	1,137,601
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	AA/Aa2	1,500,000	1,798,980
Bexar Metropolitan Water District, 4.50% due 5/1/2021 (Waterworks System; Insured: Natl-Re)	A/A1	1,200,000	1,330,956
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: Natl-Re)	BBB/Baa2	4,535,000	4,935,486
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2013 (Roman Catholic Diocese of Austin)	NR/Baa2	670,000	683,159
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2014 (Roman Catholic Diocese of Austin)	NR/Baa2	890,000	936,013
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2015 (Roman Catholic Diocese of Austin)	NR/Baa2	1,100,000	1,194,710
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa2	1,370,000	1,555,032
City of Austin, 5.50% due 11/15/2013 (Electric Utility System; Insured: AMBAC)	A+/A1	1,000,000	1,058,500
City of Austin, 5.00% due 5/15/2014 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	2,890,000	3,106,230
City of Austin, 5.00% due 5/15/2015 (Water and Wastewater System; Insured: AMBAC)	AA/Aa2	1,520,000	1,698,007
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,312,646
City of Bryan, 4.00% due 7/1/2014 (Electric System)	A+/A1	1,300,000	1,373,190
City of Bryan, 5.00% due 7/1/2015 (Electric System)	A+/A1	1,150,000	1,277,823
City of Bryan, 5.00% due 7/1/2019 (Electric System)	A+/A1	8,000,000	9,289,200
City of Denton GO, 3.00% due 2/15/2013	AA/Aa2	2,710,000	2,737,859
City of Denton GO, 3.00% due 2/15/2014	AA/Aa2	3,325,000	3,438,050
City of Denton GO, 4.00% due 2/15/2015	AA/Aa2	3,445,000	3,720,152
City of Denton GO, 4.00% due 2/15/2016	AA/Aa2	3,535,000	3,924,663
City of Denton GO, 5.00% due 2/15/2017	AA/Aa2	3,675,000	4,344,217
City of Denton GO, 5.00% due 2/15/2019	AA/Aa2	3,990,000	4,894,573
City of Denton GO, 5.00% due 2/15/2020	AA/Aa2	4,195,000	5,079,893
City of Houston, 5.00% due 11/15/2013 (Combined Utility System; Insured: AGM)	AA/Aa2	3,000,000	3,159,090
City of Houston, 5.00% due 9/1/2014 (Convention & Entertainment Facilities Department)	A-/A2	2,000,000	2,157,720
City of Houston, 5.00% due 9/1/2014 (Convention & Entertainment Facilities Department)	A-/A2	1,300,000	1,402,518
City of Houston, 5.00% due 7/1/2015 (Airport System)	AA-/Aa3	2,600,000	2,888,990
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,884,448
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,199,110
City of Houston, 0% due 9/1/2020 (Insured: AGM/AMBAC)	AA-/Aa3	3,650,000	2,781,811
City of Houston COP, 6.25% due 12/15/2014 (Water Conveyance System; Insured: AMBAC)	NR/NR	2,850,000	3,092,421

44    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Laredo, 5.00% due 3/15/2013 (Sports Venue Improvement; Insured: AMBAC)	A+/A1	$1,745,000	$1,779,499
City of Laredo, 5.00% due 3/15/2014 (Sports Venue Improvement; Insured: AMBAC)	A+/A1	1,835,000	1,940,953
City of Laredo, 5.00% due 3/15/2015 (Sports Venue Improvement; Insured: AMBAC)	A+/A1	1,930,000	2,111,478
City of Laredo GO, 5.00% due 2/15/2018 (Insured: Natl-Re)	AA/Aa2	2,000,000	2,356,060
City of Richardson GO, 5.00% due 2/15/2014 (Insured: Natl-Re)	AAA/Aaa	3,000,000	3,187,860
City of San Antonio, 1.15% due 12/1/2027 put 12/3/2012 (Electric and Gas Systems; SPA: BNP Paribas)	AA-/Aa2	27,000,000	27,036,720
City of Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Waterworks and Sewer System; Insured: Natl-Re)	BBB+/A3	2,835,000	3,281,796
Collin County GO, 5.00% due 2/15/2016 (Road and Highway Construction)	AAA/Aaa	1,465,000	1,680,252
Corpus Christi Business & Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A2	625,000	740,888
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A+/A1	5,240,000	4,520,181
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A+/A1	5,200,000	6,123,260
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,160,000	1,307,784
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	BBB+/A3	1,260,000	1,420,524
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	1,935,000	2,159,615
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	BBB+/A3	2,035,000	2,271,223
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	BBB+/A3	2,175,000	2,408,421
Dallas-Fort Worth International Airport, 4.00% due 11/1/2012	A+/A1	1,000,000	1,003,410
Dallas-Fort Worth International Airport, 5.00% due 11/1/2013	A+/A1	1,175,000	1,232,375
Dallas-Fort Worth International Airport, 5.00% due 11/1/2014	A+/A1	1,300,000	1,417,286
Dallas-Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	3,370,000	3,803,550
Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,326,160
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,751,380
Guadalupe-Blanco River Authority PCR, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB/Baa2	5,000,000	5,728,700
Harris County Cultural Education Facilities Finance Corp., 0.20% due 9/1/2031 put 10/1/2012 (Texas Medical Center; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	27,540,000	27,540,000
Harris County Cultural Education Facilities Finance Corp., 0.20% due 9/1/2031 put 10/1/2012
(Texas Medical Center; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	5,735,000	5,735,000
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2015 (Teco Project)	AA/Aa3	1,450,000	1,646,722
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2018 (Teco Project)	AA/Aa3	1,365,000	1,674,882
Harris County Educational Facilities Finance Corp., 5.00% due 11/15/2019 (Teco Project)	AA/Aa3	1,000,000	1,242,530
Harris County Health Facilities Development Corp., 5.00% due 11/15/2015 pre-refunded 11/15/2013 (Teco Project; Insured: Natl-Re)	AA/Aa3	1,500,000	1,573,680
Harris County Health Facilities Development Corp., 5.00% due 7/1/2016 (Christus Health; Insured: AGM)	AA-/Aa3	5,860,000	6,736,422
Harris County Hospital District, 5.00% due 2/15/2014 (Insured: Natl-Re)	A/A2	1,275,000	1,338,967
Harris County Hospital District, 5.00% due 2/15/2017 (Insured: Natl-Re)	A/A2	1,500,000	1,701,480
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,129,430
Houston Higher Education Finance Corp., 0.18 % due 5/15/2048 put 10/1/2012 (William Marsh Rice University) (daily demand notes)	AAA/Aaa	21,085,000	21,085,071
Houston Higher Education Finance Corp., 0.20% due 5/15/2048 put 10/1/2012 (William Marsh Rice University) (daily demand notes)	AAA/Aaa	22,875,000	22,875,000
Houston ISD, 5.00% due 2/15/2014 (Limited Tax Schoolhouse)	AA+/Aaa	2,000,000	2,127,740
Houston ISD, 5.00% due 2/15/2015 (Limited Tax Schoolhouse)	AA+/Aaa	2,450,000	2,711,954
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	AA/Aa2	6,190,000	6,089,165
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	AAA/NR	2,170,000	1,958,382
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	AAA/Aaa	1,000,000	921,090
Kerrville Health Facilities Development Corp., 5.25% due 8/15/2021 (Sid Peterson Memorial Hospital)	BBB-/NR	4,000,000	4,213,240
Lower Colorado River Authority, 5.875% due 5/15/2016 (Insured: BHAC/FSA)	NR/Aa1	2,210,000	2,219,812
Mission Economic Development Corp., 3.75% due 12/1/2018 put 5/1/2015 (Waste Management, Inc.)	BBB/NR	8,500,000	9,066,525
North East ISD GO, 5.00% due 8/1/2016 (Guaranty: PSF)	AAA/Aaa	2,000,000	2,342,980

Certified Annual Report    45

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
North Texas University, 5.00% due 4/15/2014	NR/Aa2	$1,250,000	$1,337,038
North Texas University, 5.00% due 4/15/2016	NR/Aa2	2,250,000	2,592,382
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Educational Facilities Improvements; Guaranty: PSF)	AAA/NR	19,195,000	19,245,867
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	NR/Baa2	6,000,000	6,002,640
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,162,880
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	3,040,987
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,929,436
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	2,000,000	2,213,360
State of Texas, 2.50% due 8/30/2013 (General Revenue Fund Cash Management)	SP-1+/Mig1	118,000,000	120,453,220
Tarrant County Cultural Educational Facilities Finance Corp., 5.00% due 8/15/2016 (Scott & White Memorial Hospital)	A/A1	2,280,000	2,584,562
Tarrant County Cultural Educational Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital)	A/A1	2,000,000	2,309,880
Tarrant County Cultural Educational Facilities Finance Corp., 0.20% due 10/1/2041 put 10/1/2012 (Methodist Hospitals of Dallas; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	19,930,000	19,930,000
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: Natl-Re)	A+/A2	1,000,000	994,440
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA-/Aa3	10,000,000	11,949,400
Texas Public Finance Authority, 5.00% due 1/1/2014 (Unemployment Compensation)	AAA/Aaa	5,000,000	5,292,950
Texas Public Finance Authority, 5.00% due 7/1/2014 (Unemployment Compensation)	AAA/Aaa	5,000,000	5,406,250
Texas Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,305,000	1,419,214
Texas Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University; Insured: Natl-Re)	NR/A1	1,450,000	1,631,221
Texas Public Finance Authority, 5.00% due 7/1/2017 (Unemployment Compensation)	AAA/Aaa	15,500,000	17,667,675
Uptown Development Authority, 5.00% due 9/1/2015 (Infrastructure Improvements)	BBB/NR	1,370,000	1,508,082
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,780,676
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	2,120,430
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,208,703
Waco Health Facilities Development Corp., 4.00% due 9/1/2013 (Hillcrest Health System; Insured: Natl-Re) (ETM)	BBB/NR	1,000,000	1,032,570
West Harris County Regional Water Authority, 5.25% due 12/15/2012 (Insured: AGM)	AA-/Aa3	2,435,000	2,459,983

U.S. VIRGIN ISLANDS — 0.22%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Matching Fund Loan Diageo Project)	NR/Baa3	7,690,000	9,066,510
Virgin Islands Water & Power Authority, 4.75% due 7/1/2015	BBB-/Baa2	1,000,000	1,075,230
Virgin Islands Water & Power Authority, 4.75% due 7/1/2016	BBB-/Baa2	1,225,000	1,344,719
Virgin Islands Water & Power Authority, 4.75% due 7/1/2017	BBB-/Baa2	1,300,000	1,434,342

UTAH — 1.13%
Intermountain Power Agency, 5.00% due 7/1/2013	A+/A1	5,000,000	5,178,250
Intermountain Power Agency, 5.25% due 7/1/2014 (Insured: Natl-Re)	A+/Baa2	2,300,000	2,424,407
Murray City, 0.20% due 5/15/2037 put 10/1/2012 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	31,785,000	31,785,000
Murray City, 0.20% due 5/15/2037 put 10/1/2012 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	1,400,000	1,400,000
Weber County, 0.20% due 2/15/2031 put 10/1/2012 (IHC Health Services, Inc.; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa1	11,220,000	11,220,000
Weber County, 0.20% due 2/15/2035 put 10/1/2012 (IHC Health Services, Inc.; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa1	15,925,000	15,925,000

46    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value

VERMONT — 0.37%
Vermont Colleges GO, 4.00% due 7/1/2017	A+/NR	$5,375,000	$5,948,136
Vermont Economic Development Authority, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/A3	14,250,000	16,490,243

VIRGINIA — 0.26%
Fairfax County EDA, 5.00% due 8/1/2016	AA+/Aa2	2,600,000	2,982,096
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health Systems Project)	AA+/Aa2	5,500,000	6,280,120
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health Systems Project)	AA+/Aa2	5,000,000	6,133,100

WASHINGTON — 1.87%
Energy Northwest, 5.00% due 7/1/2013 (Bonneville Power Administration Project 1)	AA-/Aa1	3,835,000	3,973,789
Energy Northwest, 5.00% due 7/1/2014 (Wind Project; Insured: AMBAC)	A/A2	2,575,000	2,755,456
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,985,050
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	6,547,645
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 (Insured: Natl- Re/FGIC)	AA+/Aa1	2,000,000	2,285,260
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re/FGIC)	A/A1	5,000,000	6,091,700
Seattle Municipal Light & Power, 5.00% due 2/1/2016	AA-/Aa2	1,000,000	1,148,330
Seattle Municipal Light & Power, 5.00% due 2/1/2017	AA-/Aa2	2,000,000	2,366,080
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,110,660
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,423,619
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	2,016,406
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,891,771
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,769,399
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,395,333
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,125,300
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,123,430
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,126,660
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,116,550
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	2,047,174
Snohomish County Public Utilities District, 5.00% due 12/1/2015 (Insured: AGM)	AA-/Aa3	5,015,000	5,387,263
State of Washington COP, 5.00% due 7/1/2019 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,227,040
State of Washington COP, 5.00% due 7/1/2020 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	4,063,874
State of Washington COP, 5.00% due 7/1/2021 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,890,406
State of Washington COP, 5.00% due 7/1/2022 (State & Local Agency Real & Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,768,510
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl- Re/FGIC)	AA+/Aa1	4,000,000	3,715,120
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl- Re/FGIC)	AA+/Aa1	3,000,000	2,666,820
State of Washington GO, 0% due 12/1/2019 (Motor Vehicle Capital Appreciation; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,638,342
State of Washington Public Power Supply Systems, 0% due 7/1/2013 (Nuclear Project No. 3; Insured: Natl-Re/IBC)	AA-/Aa1	1,760,000	1,755,072
State of Washington Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Project No. 3; Insured: Natl-Re/IBC)	AA-/Aa1	3,000,000	2,934,270
Washington Health Care Facilities Authority, 5.00% due 7/1/2013 (Overlake Hospital Medical Center; Insured: AGM)	AA-/Aa3	1,000,000	1,032,300
Washington Health Care Facilities Authority, 5.00% due 8/15/2013 (Multicare Health Systems)	AA-/A1	1,250,000	1,292,712

Certified Annual Report    47

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Washington Health Care Facilities Authority, 5.00% due 8/15/2014 (Multicare Health Systems)	AA-/A1	$1,500,000	$1,589,640
Washington Health Care Facilities Authority, 5.00% due 8/15/2015 (Multicare Health Systems)	AA-/A1	2,000,000	2,176,480
Washington Health Care Facilities Authority, 5.00% due 8/15/2016 (Multicare Health Systems)	AA-/A1	2,075,000	2,293,207
Washington Health Care Facilities Authority, 5.375% due 12/1/2016 (Group Health Cooperative of Puget Sound; Insured: AMBAC)	BB+/NR	2,000,000	2,007,420
Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A-/A3	1,245,000	1,390,304
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (Multicare Health Systems)	AA-/A1	1,000,000	1,120,530
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242)	A+/NR	7,955,000	9,270,121
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (Multicare Health Systems)	AA-/A1	2,000,000	2,274,180
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A-/A3	1,050,000	1,187,162
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A-/A3	1,000,000	1,125,450
Yakima County School District, 5.00% due 12/1/2012 (Insured: Natl-Re)	NR/Aa1	1,270,000	1,280,541

WEST VIRGINIA — 0.29%
City of Clarksburg, 5.25% due 9/1/2019 (Insured: Natl-Re/FGIC)	BBB/NR	1,425,000	1,444,750
Kanawha, Mercer, Nicholas Counties Single Family Mtg, 0% due 2/1/2015 pre-refunded 2/1/2014	NR/Aaa	2,260,000	2,017,796
Mason County PCR, 2.00% due 10/1/2022 put 10/1/2014 (Appalachian Power Co.)	NR/Baa2	1,500,000	1,508,400
Monongalia County Building Commission, 5.25% due 7/1/2020 (Monongalia General Hospital)	A-/NR	3,880,000	4,119,862
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,030,280
West Virginia EDA PCR, 4.85% due 5/1/2019 put 9/4/2013 (Appalachian Power Company)	BBB/Baa2	1,000,000	1,030,280
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,219,680
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,229,060
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,853,895
West Virginia University, 0% due 4/1/2013 (Insured: AMBAC)	A+/Aa3	2,000,000	1,993,420

WISCONSIN — 0.71%
State of Wisconsin, 5.00% due 7/1/2015 (Petroleum Environmental Cleanup Fund Award Program)	AA/Aa2	4,000,000	4,479,560
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2014 (Aurora Health Care, Inc.)	NR/A3	4,265,000	4,565,427
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2015 (Aurora Health Care, Inc.)	NR/A3	4,100,000	4,511,394
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2016 (Aurora Health Care, Inc.)	NR/A3	3,695,000	4,155,619
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A3	1,295,000	1,468,310
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Health Care, Inc.)	A-/A3	1,000,000	1,116,710
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A3	5,025,000	5,727,746
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Health Care, Inc.)	A-/A3	1,855,000	2,102,234
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Health Care, Inc.)	A-/A3	1,000,000	1,127,030
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Health Care, Inc.)	A-/A3	2,110,000	2,404,788
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,260,061

48    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	$2,575,000	$3,008,553
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,847,520
Wisconsin Health & Educational Facilities Authority, 5.125% due 8/15/2027 put 8/15/2016 (Aurora Health Care, Inc.)	NR/A3	4,500,000	5,016,646

TOTAL INVESTMENTS — 98.62% (Cost $5,611,770,627)			$5,911,013,917
OTHER ASSETS LESS LIABILITIES — 1.38%			82,424,393

NET ASSETS — 100.00%			$5,993,438,310

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access	SONYMA	State of New York Mortgage Authority
AGM	Insured by Assured Guaranty Municipal Corp.	SPA	Stand-by Purchase Agreement
AMBAC	Insured by American Municipal Bond Assurance Corp.	Syncora	Insured by Syncora Guarantee Inc.
BHAC	Insured by Berkshire Hathaway Assurance Corp.	USD	Unified School District
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation	See notes to financial statements.
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
NCSL	National Conference of State Legislature
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance

Certified Annual Report    49

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2012

ASSETS
Investments at value (cost $5,611,770,627) (Note 2)	$5,911,013,917
Cash	11,346,923
Receivable for investments sold	22,195,000
Receivable for fund shares sold	30,043,669
Interest receivable	58,675,396
Prepaid expenses and other assets	83,550

Total Assets	6,033,358,455

LIABILITIES
Payable for investments purchased	25,301,047
Payable for fund shares redeemed	10,354,065
Payable to investment advisor and other affiliates (Note 3)	2,480,408
Accounts payable and accrued expenses	475,261
Dividends payable	1,309,364

Total Liabilities	39,920,145

NET ASSETS	$5,993,438,310

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,177,027)
Net unrealized appreciation on investments	299,243,290
Accumulated net realized gain (loss)	(3,092,444)
Net capital paid in on shares of beneficial interest	5,698,464,491

$5,993,438,310

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($2,131,540,323 applicable to 145,033,999 shares of beneficial interest outstanding - Note 4)	$14.70
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.92

Class C Shares:
Net asset value and offering price per share* ($777,025,817 applicable to 52,773,189 shares of beneficial interest outstanding - Note 4)	$14.72

Class I Shares:
Net asset value, offering and redemption price per share ($3,084,872,170 applicable to 209,870,891 shares of beneficial interest outstanding - Note 4)	$14.70

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

50    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Interest income (net of premium amortized of $51,447,662)	$147,235,015

EXPENSES:
Investment advisory fees (Note 3)	14,391,353
Administration fees (Note 3)
Class A Shares	2,389,755
Class C Shares	803,623
Class I Shares	1,309,616
Distribution and service fees (Note 3)
Class A Shares	4,779,509
Class C Shares	3,234,084
Transfer agent fees
Class A Shares	672,355
Class C Shares	311,728
Class I Shares	718,642
Registration and filing fees
Class A Shares	136,475
Class C Shares	79,698
Class I Shares	150,852
Custodian fees (Note 3)	558,773
Professional fees	97,611
Accounting fees	122,635
Trustee fees	148,746
Other expenses	425,892

Total Expenses	30,331,347
Less:
Fees paid indirectly (Note 3)	(24,593)

Net Expenses	30,306,754

Net Investment Income	116,928,261

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(253,680)
Net change in unrealized appreciation (depreciation) on investments	109,312,126

Net Realized and Unrealized Gain	109,058,446

Net Increase in Net Assets Resulting from Operations	$225,986,707

See notes to financial statements.

Certified Annual Report    51

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$116,928,261	$109,234,125
Net realized gain (loss) on investments	(253,680)	400,325
Net unrealized appreciation (depreciation) on investments	109,312,126	33,955,135

Net Increase (Decrease) in Net Assets Resulting from Operations	225,986,707	143,589,585

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(40,670,113)	(40,261,376)
Class C Shares	(11,881,023)	(11,239,321)
Class I Shares	(64,377,125)	(57,733,428)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	441,112,029	25,207,173
Class C Shares	237,635,398	40,398,775
Class I Shares	801,326,547	318,758,568

Net Increase in Net Assets	1,589,132,420	418,719,976

NET ASSETS:
Beginning of Year	4,404,305,890	3,985,585,914

End of Year	$5,993,438,310	$4,404,305,890

See notes to financial statements.

52    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently has three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reason-ably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where the market value of a debt obligation held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. In any case where a pricing service fails to provide a price for a debt obligation

Certified Annual Report    53

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$5,911,013,917	$—	$5,911,013,917	$—

Total Investments in Securities	$5,911,013,917	$—	$5,911,013,917	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012.

54    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

Certified Annual Report    55

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned commissions aggregating $12,264 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $91,455 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, fees paid indirectly were $24,593.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	54,107,919	$787,098,134	34,018,460	$480,834,989
Shares issued to shareholders in reinvestment of dividends	2,233,518	32,542,776	2,121,045	29,967,195
Shares repurchased	(25,997,455)	(378,528,881)	(34,515,435)	(485,595,011)

Net increase (decrease)	30,343,982	$441,112,029	1,624,070	$25,207,173

Class C Shares
Shares sold	21,938,370	$320,066,110	10,957,730	$155,484,465
Shares issued to shareholders in reinvestment of dividends	617,961	9,021,510	556,994	7,884,261
Shares repurchased	(6,273,080)	(91,452,222)	(8,723,778)	(122,969,951)

Net increase (decrease)	16,283,251	$237,635,398	2,790,946	$40,398,775

Class I Shares
Shares sold	86,658,506	$1,262,228,836	68,377,616	$967,194,986
Shares issued to shareholders in reinvestment of dividends	3,667,418	53,444,458	3,399,837	48,048,652
Shares repurchased	(35,332,908)	(514,346,747)	(49,330,992)	(696,485,070)

Net increase (decrease)	54,993,016	$801,326,547	22,446,461	$318,758,568

56    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,430,879,795 and $587,721,685, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$5,611,783,277

Gross unrealized appreciation on a tax basis	$299,560,149
Gross unrealized depreciation on a tax basis	(329,509)

Net unrealized appreciation (depreciation) on investments (tax basis)	$299,230,640

At September 30, 2012, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011, of $409,196. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

The Fund utilized $155,516 of capital loss carryforwards during the year ended September 30, 2012.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund’s fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2015	$2,478,154
2016	192,444

$2,670,598

At September 30, 2012, the Fund did not have any undistributed tax basis net tax-exempt income, net ordinary income or undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2012 and September 30, 2011 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Tax exempt income	$116,700,482	$108,960,884
Ordinary income	227,779	273,241

Total	$116,928,261	$109,234,125

Certified Annual Report    57

Thornburg Limited Term Municipal Fund	September 30, 2012

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

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Certified Annual Report    59

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13	0.72	0.72	0.72	4.36	12.72	$2,131,540
2011(b)	$14.27	0.36	0.12	0.48	(0.36)	—	(0.36)	$14.39	2.53	0.74	0.74	0.74	3.43	16.15	$1,649,965
2010(b)	$14.00	0.37	0.28	0.65	(0.38)	—	(0.38)	$14.27	2.66	0.78	0.78	0.78	4.70	12.57	$1,613,582
2009(b)	$13.22	0.47	0.78	1.25	(0.47)	—	(0.47)	$14.00	3.50	0.86	0.86	0.86	9.67	12.18	$1,040,628
2008(b)	$13.49	0.48	(0.27)	0.21	(0.48)	—	(0.48)	$13.22	3.54	0.89	0.88	0.89	1.54	17.78	$705,238
Class C Shares
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85	0.99	0.99	0.99	4.08	12.72	$777,026
2011	$14.30	0.32	0.11	0.43	(0.32)	—	(0.32)	$14.41	2.27	1.00	1.00	1.00	3.08	16.15	$525,923
2010	$14.02	0.33	0.29	0.62	(0.34)	—	(0.34)	$14.30	2.36	1.05	1.05	1.55	4.48	12.57	$481,808
2009	$13.24	0.43	0.79	1.22	(0.44)	—	(0.44)	$14.02	3.21	1.13	1.13	1.63	9.37	12.18	$206,952
2008	$13.51	0.44	(0.27)	0.17	(0.44)	—	(0.44)	$13.24	3.26	1.17	1.16	1.67	1.26	17.78	$99,972
Class I Shares
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46	0.39	0.39	0.39	4.71	12.72	$3,084,872
2011	$14.27	0.41	0.12	0.53	(0.41)	—	(0.41)	$14.39	2.87	0.40	0.40	0.40	3.78	16.15	$2,228,418
2010	$14.00	0.41	0.28	0.69	(0.42)	—	(0.42)	$14.27	2.98	0.44	0.44	0.44	5.04	12.57	$1,890,196
2009	$13.22	0.51	0.79	1.30	(0.52)	—	(0.52)	$14.00	3.81	0.53	0.53	0.53	10.03	12.18	$865,827
2008	$13.49	0.52	(0.27)	0.25	(0.52)	—	(0.52)	$13.22	3.88	0.55	0.55	0.55	1.88	17.78	$437,393

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

60 Certified Annual Report	Certified Annual Report 61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

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EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,021.70	$3.66
Hypothetical*	$1,000.00	$1,021.38	$3.65
Class C Shares
Actual	$1,000.00	$1,019.60	$5.01
Hypothetical*	$1,000.00	$1,020.04	$5.01
Class I Shares
Actual	$1,000.00	$1,023.40	$1.97
Hypothetical*	$1,000.00	$1,023.05	$1.97

†	Expenses are equal to the annualized expense ratio for each class (A: 0.72%; C: 0.99%; I: 0.39%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Limited Term Municipal Fund versus BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index,

Barclays Five-Year Municipal Bond Index, and Consumer Price Index (September 30, 2002 to September 30, 2012)

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)	2.79%	4.38%	3.44%	5.43%
C Shares (Incep: 9/1/94)	3.58%	4.42%	3.30%	3.91%
I Shares (Incep: 7/5/96)	4.71%	5.05%	3.93%	4.58%

Effective February 1, 2012, the Fund’s benchmark changed from the Barclays Five-Year Municipal Bond Index to the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Advisor believes that the new index better reflects the Fund’s principal investment strategies, including the Fund’s practice of investing in obligations having a range of maturities.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50% . Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

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TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    65

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

66    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and control-ling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

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OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, dividends paid by the Fund of $116,700,482 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

68    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reason-able expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund produced positive returns in accordance with expectations in all years, that the Fund’s investment return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded or were comparable to the average returns of the category in all of the preceding nine years. Other noted quantitative data showed that the Fund’s investment returns fell within the top decile of performance for the first fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s investment returns fell within the top quartile of performance for the second fund category for the one-year and three-year periods ended with the second quarter and within the top decile of performance for the fund category for the five-year period. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient, and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, a comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was comparable to the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was comparable to the median and average expense ratios for the fund category. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional

Certified Annual Report    69

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2012 (Unaudited)

clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor from its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    71

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

72    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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74    This page is not part of the Annual Report.

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Distributor: Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH858

Thornburg Investment Management®

Thornburg
Intermediate Municipal Fund

Informational Brochure and Annual Report – September 30, 2012

Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager
Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You invest in the future, without spending a dime.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Core PCE Price Index – Personal Consumption Expenditures (PCE) prices excluding food and energy.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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IMPORTANT INFORMATION, CONTINUED

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

4    This page is not part of the Annual Report.

THORNBURG INTERMEDIATE MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and purse attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.95%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A shares from July 22, 1991 through September 30, 2012

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without sales charge	7.69%	5.51%	5.38%	4.21%	5.36%
With sales charge	5.52%	4.81%	4.95%	4.00%	5.26%

30-Day Yields, A Shares

As of September 30, 2012

Annualized Distribution Yield	SEC Yield
2.57%	1.49%

Key Portfolio Attributes

As of September 30, 2012

Number of Bonds	398
Effective Duration	5.6 Yrs
Average Maturity	8.2 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 14.

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Thornburg Intermediate Municipal Fund – September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 13, 2012

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 63 cents to $14.22 per share during the fiscal year ended September 30, 2012. If you were with us for the entire period, you received dividends of 40.2 cents per share. If you reinvested your dividends, you received 40.8 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund outperformed the Index with a total return of 7.69% at NAV for the fiscal year ended September 30, 2012, versus 7.06% for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index. The Fund generated 2.02% more price appreciation but 1.39% less income.

The markets’ positive returns were primarily due to declining interest rates and narrowing credit spreads. Interest rates declined more for longer maturities; consequently longer-maturity bonds outperformed shorter-maturity bonds. As credit spreads compressed, lower-quality bonds outperformed higher-quality bonds. The Fund’s additional price appreciation is due to several factors. Our interest-rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve added 0.80% of relative price appreciation. Our overweight to the insured and revenue sectors added 0.04%. We underweighted the general obligation and pre-refunded sectors, which added 0.13% of relative price performance. Our overweight to lower credit quality securities added 0.42% of performance relative to the benchmark. Other risk factors accounted for an additional positive 0.63%.

The Economy and the Federal Reserve

During the first quarter of the fiscal year, economic activity appeared to be picking up; the December 2011 gross domestic product (GDP) reading was a strong 4.1%. But the acceleration in activity proved to be an illusion, as the March and June 2012 GDP readings were 2.0% and 1.3%, respectively. Non-farm payrolls continued to grow but at rather anemic rates. The unemployment rate began the fiscal year at 9.0% and decreased to 7.8% by the end of the fiscal year. Inflation as measured by the Consumer Price Index (CPI) is running in the 2.0% range. If one subtracts the food and energy components to arrive at Core CPI, the last reading was likewise at 2.0%. But given higher readings earlier in the year, the trend shows a decline. Inflation as measured by the Personal Consumption Expenditure Index (PCE), the Federal Reserve Board’s (the Fed) favored inflation measure, is running at a core level of 1.6%. All of these economic indicators and others point to an economy on shaky footing.

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LETTER TO SHAREHOLDERS,

CONTINUED

In addition to these fundamental factors, many investors are concerned about the impact of the so-called “fiscal cliff”, which The Washington Post referred to as follows:

The “ fiscal cliff” is a term coined by Federal Reserve Chairman Ben S. Bernanke. It refers to a collection of changes in current law that are all set to strike in January, triggering the sharpest reduction in the federal budget deficit in more than 40 years.

The Post goes on to say that taxes would also increase:

For most taxpayers, the bulk of the increase would be triggered by the expiration of tax cuts enacted in 2001 and 2003 during the George W. Bush administration. The expiration of President Obama’s payroll tax holiday, which shaved two percentage points off the 6.2 percent Social Security tax, comes in a close second. If these issues are not addressed many analysts think the United States will be pushed into another recession.

On top of all this, Europe is still a mess, but the fixed income markets seem not to be as headline sensitive to news coming out of Europe as they were last year. The Fed decided at its last meeting to enter into a third round of quantitative easing – QE3. In this round, the Fed will concentrate its security purchases in the mortgage markets in an effort to lower borrowing costs for homebuyers, which should spur the housing market. But as anyone who has recently applied for a mortgage knows, it is not the interest cost of the product that stands as a borrower’s major roadblock. The fixed income markets’ initial reaction to the latest Fed move was an increase in inflation expectations and a decrease in bond prices, though this fear has subsided in recent weeks.

The Presidential Election and Tax Policy

Tax policy and the federal deficit have proven to be key election season issues. Both candidates have put forward their respective plans for deficit reduction; both could influence the municipal bond market. Table I shows a side-by-side analysis based on a recent article in The Bond Buyer, a leading publication on the municipal bond market.

8     Certified Annual Report

Table I

Obama	Romney
Extends the 2001 and 2003 tax cuts for individuals earning under $200,000 and families earning under $250,000.	Permanently extend all the 2001 and 2003 tax cuts. Eliminate taxation of investment income for individuals earning less than $200,000.

Returns to the Clinton Era highest marginal tax rate of 39.6%.	Lowers marginal rates across the board by 20%, eliminates the alternative minimum tax.

In a jobs bill he floated last October and his 2013 budget, Obama proposed to place a 28% cap on the value of tax-exempt interest for the wealthy.	Announced he would cap individual tax deductions at $17,000. Not clear if he would cap exclusions, like tax exemption, as well as deductions.

Bruce Bartlett, former policy adviser to President Ronald Reagan and Treasury official under President George H. W. Bush, said without a doubt Obama’s tax proposals would be more beneficial to the municipal market primarily because he wants to impose higher tax rates on the wealthy, which would make tax-exempt bonds more attractive.	While Romney has not specifically mentioned capping tax exemption, in a Wall Street Journal editorial in August, Glenn Hubbard, his senior economic adviser, said the exclusion of interest on tax-exempt municipal bonds is “on the table” for the Republican candidate.

One can see that both candidates’ potential tax policies, as understood today, could influence the municipal bond market. However, as with most election rhetoric, the eventual legislation may look nothing like the campaign proposals. There are two things that people should never watch being made, sausage and legislation!

The Municipal Market

The demand picture in the municipal market improved during the fiscal year. Investors poured $56 billion into municipal bond mutual funds over the last 12 months. The total assets in municipal bond mutual funds were $562 billion, according to the Investment Company Institute, a mutual fund industry advocacy group. Assets in municipal bond mutual funds on November 30, 2010, just before the six-month period of investor exodus, were $497 billion. On the other side of the ledger, the supply picture improved. The supply of new issue municipal bonds was $379 billion for the year ended September 30, 2012. This exceeded the $329 billion for the year ended September 30, 2011 by $50 billion, for a 15% increase.

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LETTER TO SHAREHOLDERS,

CONTINUED

The trend towards lower interest rates continued throughout this fiscal year. With short-term yields anchored near zero, investors moved out the yield curve in search of income. This caused long-term maturities to decrease in yield much more than short-term maturities. The average change in yield for the Thornburg Intermediate Municipal Fund’s investment universe (1–20 years), as measured by the average change in yield of a AAA general obligation bond, was negative 0.13% for the first half of the fiscal year. In the second half of the fiscal year, the same measure of average yield change decreased 0.42%. This decline in average yields was 1.5 times that of the 1–10 year maturity range of the municipal market. See Graph I.

Investors, again in a search for income, have been willing to pay much more for lower-quality securities than any time since 2008. This caused quality spreads to narrow and lower-quality securities to out-perform higher quality securities. On December 30, 2011 the incremental yield an investor gained for buying a BBB security versus an AAA security with a 10-year maturity was 3.00%. On September 30, 2012, that incremental yield equaled 2.08%, a 0.92% decrease. Graph II shows the quarter-by-quarter and cumulative total return performance of the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index for the fiscal year.

The credit picture in the municipal market is still mixed. At the state level, revenues continue to increase. At the local level, which has a heavy reliance on real estate taxes, the continued decline of assessed values has put pressure on local finances. Pension funding levels continue to decline due to

Graph I: AAA General Obligation Municipal Yield Changes for 9/30/2011 through 9/30/2012

Past performance does not guarantee future results.

10     Certified Annual Report

poor investment returns and cutbacks in annual pension contributions. Several state and local pension plans, recognizing the folly of this condition, have begun to reform their pension systems, calling for higher participant contributions, higher retirement ages, or both. These and other measures have caused us to forsake investments in the state of Illinois and Puerto Rico general obligation debt.

Graph II: BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index

Quarterly and Cumulative Total Returns

Past performance does not guarantee future results.

In the last semi-annual letter to shareholders, we noted the risks of rising interest rates. As bond portfolio managers, we are always worried. If bonds are doing well, the economy is probably doing poorly, so we worry. If the economy is doing well, we worry because yields are probably rising and bond prices are declining. Such is the life we have chosen!

The level of real yields (yield less inflation) is a measure of value for fixed income products. Real yield levels are at record lows across all fixed income products. Relative to other fixed income products, municipal bonds appear attractive. Graph III on the following page illustrates this measure.

Real yield levels for a 10-year AAA general obligation municipal bond using the Fed’s favored inflation measure – the Core PCE – are near 20-year lows, and we worry. At the same time, we are reminded of a famous quote by John Maynard Keynes, “The market can stay irrational longer than you can stay solvent.” Solvency is not an issue, of course, but Graph III would suggest rationality is. This state of affairs can continue for some time, but it is still a risk. The long-term average real yield for a ten-year AAA municipal general obligation bond is 2.18%. Meaning that since May 1991, investors have demanded 2.18% above the Core PCE inflation rate to invest in ten-year AAA general obligation bonds. The current yield on a ten-year AAA municipal general obligation bond is 1.69% and Core PCE inflation is 1.60% as of August 31, 2012 (last data point available). If this relationship

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LETTER TO SHAREHOLDERS,

CONTINUED

Graph III: 10-Year AAA Muni Real Yield Using Core PCE

Past performance does not guarantee future results.

were to return to the average long-term real yield level, one of three things would have to happen. First, 10-year interest rates would need to increase about 2.00%. Second, inflation would have to decrease by about 2.00%. Neither of these two outcomes would be pleasant. Third, some combination of the two prior outcomes could occur, which also promises to be unpleasant. Investors should use this information to recognize the risk inherent in fixed-income products at these historically low yield levels. They should take this opportunity to review their portfolios and determine whether these portfolios are properly diversified. In addition, they should ask themselves whether they have an appropriate time horizon in mind for their investments. We suggest two to three years from the point the question is asked.

Conclusion

Your Thornburg Intermediate Municipal Fund currently consists of a laddered portfolio structure of 398 securities. We ladder our core portfolios because we believe this structure has the potential to maximize an investor’s income. In fact, in an internal study of portfolio structures (using indices as proxies for portfolios) extending back to 1997, a hypothetical laddered portfolio structure outperformed

12     Certified Annual Report

bullet and barbell structures approximately 2/3 of the time (for a copy of the study, go to www.thornburg.com/whyladder). Past performance does not guarantee future results, of course. Laddering manages a portfolio’s yield-curve exposure via a roughly equal weighting of each maturity, thereby mitigating a major risk factor. Graph I illustrates that yield changes are not uniform across the Intermediate Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year so it can be reinvested. Graph IV describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. We thank you for the trust you have placed with us and will continue to keep that foremost in our minds.

Graph IV: % of Portfolio Maturing

        As of 9/30/12. Percentages vary over time.

Data may not add up to 100% due to rounding.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2012

SUMMARY OF SECURITY CREDIT RATINGS†

May not add up to 100% due to rounding.

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.34%
Alabama Drinking Water Finance Authority, 5.25% due 8/15/2015 (Insured: AMBAC)	NR/NR	$1,200,000	$1,326,000
Alabama Public School & College Authority, 5.00% due 5/1/2016	NR/Aa1	2,000,000	2,313,240
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A2	2,000,000	2,043,300
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,377,575
Montgomery Water Works & Sanitary Sewer Board, 4.00% due 9/1/2014	AAA/Aa1	1,310,000	1,397,377
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,617,936
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2025	A+/A1	2,000,000	2,207,900
ALASKA — 0.53%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: Natl-Re/FGIC)	AA/Aa2	2,470,000	2,726,460
Anchorage GO, 6.00% due 10/1/2012 (Insured: Natl-Re/FGIC)	AA+/NR	125,000	125,060
Valdez Alaska Marine Terminal, 5.00% due 1/1/2021 (BP Pipelines, Inc.)	A/A2	2,000,000	2,390,700
ARIZONA — 2.57%
Arizona HFA, 5.00% due 7/1/2017 (Catholic Health Care West)	A/A2	1,450,000	1,654,972
City of Tucson GO, 9.75% due 7/1/2013 (ETM)	AA-/NR	500,000	535,710
Mohave County IDA, 7.25% due 5/1/2015 (Mohave Prison LLC)	BBB+/NR	4,630,000	5,140,828
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,000,000	1,181,850
Pima County IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	2,047,020
Salt Verde Financial Corporation, 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	2,000,000	2,223,260
Salt Verde Financial Corporation, 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	A-/Baa2	735,000	821,216
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA-/Aa3	7,280,000	8,875,266
University Medical Center Corporation GO, 5.00% due 7/1/2015 (Health Care Facilities)	BBB+/Baa1	1,000,000	1,088,810
University of Arizona, 5.00% due 8/1/2024	AA-/Aa3	1,635,000	1,913,081
CALIFORNIA — 11.97%
Anaheim Public Financing Authority, 0% due 9/1/2023 (Anaheim Convention Center & Walt Disney Co. Development Agreement; Insured: AGM)	AA-/Aa3	10,000,000	6,503,800
Brea Redevelopment Agency, 0% due 8/1/2023 (Parking Facility and Public Improvements)	AA-/NR	3,320,000	1,946,317
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA-/NR	2,000,000	2,219,760
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A3	3,000,000	3,410,130
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,141,880
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,126,640
California HFFA, 5.25% due 3/1/2027 (Catholic Health Care)	A/A2	5,250,000	6,005,160

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	A-/NR	$1,500,000	$1,688,700
California Infrastructure & Economic Development Bank, 0.16% due 9/1/2037 put 10/1/2012 (Los Angeles County Museum of Natural History Foundation; LOC: Wells Fargo Bank) (daily demand notes)	AA-/Aa1	900,000	900,000
California PCR Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB/Baa3	2,000,000	2,273,580
California State Housing Finance Agency, 4.55% due 2/1/2015 (Home Mtg; Insured: FGIC)	BBB/Baa2	2,640,000	2,732,479
California State Public Works Board, 5.00% due 6/1/2017 (Regents of University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	2,000,000	2,366,500
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	BBB+/A2	2,500,000	2,844,425
California State School Cash Reserve Program Authority, 2.00% due 10/31/2012	SP-1+/NR	7,000,000	7,010,640
California State School Cash Reserve Program Authority, 2.00% due 12/31/2012	SP-1+/NR	1,000,000	1,004,170
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: California Mtg Insurance)	A-/NR	1,050,000	1,214,598
California Statewide Community Development Authority, 6.00% due 7/1/2030 (Aspire Public Schools)	NR/NR	7,045,000	7,273,821
Carson Redevelopment Agency, 6.25% due 10/1/2022 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,872,898
Carson Redevelopment Agency, 6.375% due 10/1/2024 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,496,066
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	4,000,000	4,129,720
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA-/Aa3	1,245,000	1,451,247
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA-/Aa3	1,000,000	1,162,960
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	680,000	778,362
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re/FGIC)	NR/A1	1,000,000	1,223,360
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	A+/Baa2	1,065,000	1,357,886
Golden West Schools Financing Authority, 0% due 8/1/2018 pre-refunded 8/1/2013 (Insured: Natl-Re)	BBB/Baa2	2,140,000	1,502,152
Grossmont Union High School District GO, 0% due 8/1/2025 (School Improvements; Insured: AGM)	AA-/Aa2	1,000,000	594,750
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	5,000,000	5,224,000
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A/NR	1,120,000	1,275,523
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA-/Aa3	1,120,000	1,200,483
M-S-R Energy Authority, 6.125% due 11/1/2029	A-/NR	2,500,000	3,058,425
Merced Redevelopment Agency, 6.25% due 9/1/2029 (Gateways Redevelopment)	BB+/NR	1,500,000	1,602,210
Mojave USD COP, 0% due 9/1/2021 (Insured: AGM)	AA-/NR	1,095,000	761,069
Mojave USD COP, 0% due 9/1/2023 (Insured: AGM)	AA-/NR	1,100,000	665,412
Pittsburg Redevelopment Agency, 0% due 8/1/2025 (Los Medanos Community Development Project; Insured: AMBAC)	BBB+/NR	2,900,000	1,412,358
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,060,000	1,190,000
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/Ba1	2,400,000	2,450,856
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/Ba1	1,175,000	1,207,171
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities Improvements; Insured: Natl-Re/FGIC)	AA/Aa1	3,000,000	2,554,740
Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa2	900,000	606,420
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,000,000	1,041,400
State of California, 2.50% due 6/20/2013 (General Fund Cash Management)	SP-1+/Mig1	5,400,000	5,486,778
State of California GO, 5.25% due 9/1/2026 (Kindergarten University Facilities)	A-/A1	5,000,000	5,968,650

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of California GO, 0.20% due 5/1/2034 put 10/1/2012 (Kindergarten University Facilities; LOC: Citibank N.A./California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	$900,000	$900,000
State of California GO, 0.22% due 5/1/2034 put 10/1/2012 (Kindergarten University Facilities; LOC: Citibank N.A./California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	8,310,000	8,310,000
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 (Tuolumne Co.)	A+/A2	3,000,000	3,590,760
Turlock Irrigation District, 5.00% due 1/1/2021	A+/A2	1,750,000	2,091,250
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	1,535,000	897,008
COLORADO — 3.44%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: Natl-Re/FHA 242)	BBB/NR	1,000,000	1,066,900
ADCOM Public Facilities Leasing Trust COP, 5.75% due 12/1/2016 (Adams County Communications Center, Inc.-Emergency Telephone System Project)	NR/A1	1,080,000	1,085,130
Denver City & County COP, 0.20% due 12/1/2029 put 10/1/2012 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	3,500,000	3,500,000
Denver City & County COP, 0.20% due 12/1/2029 put 10/1/2012 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	300,000	300,000
Denver City & County COP, 0.20% due 12/1/2031 put 10/1/2012 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	350,000	350,000
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,430,000	2,545,377
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	AA-/Aa2	500,000	538,525
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers Rehabilitation; Insured: AGM)	NR/Aaa	1,220,000	1,475,066
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM)	NR/Aa3	1,335,000	1,442,120
Jefferson County School District No. R-1 GO, 5.00% due 12/15/2026 (Educational Facility Improvements) (State Aid Withholding)	AA-/Aa2	8,000,000	10,357,600
North Range Metropolitan District GO, 5.00% due 12/15/2021 (Insured: ACA)	NR/NR	1,500,000	1,489,515
Northwest Parkway Public Highway Authority, 5.20% due 6/15/2014 (Insured: AGM) (ETM)	AA-/Aa3	1,005,000	1,086,827
Park Creek Metropolitan District, 5.25% due 12/1/2020 (Insured: AGM)	AA-/NR	1,120,000	1,346,430
Public Authority for Colorado Energy Gas, 6.125% due 11/15/2023	A-/Baa2	2,000,000	2,376,880
Regional Transportation District, 5.50% due 6/1/2022	A-/Aa3	3,000,000	3,600,930
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	AA+/NR	1,370,000	1,565,814
CONNECTICUT — 0.63%
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 (Ethel Walker School)	BBB-/NR	1,350,000	1,466,950
Connecticut Health & Educational Facilities Authority, 0.16% due 7/1/2036 put 10/1/2012 (Yale University) (daily demand notes)	AAA/Aaa	500,000	500,000
Connecticut Health & Educational Facilities Authority, 0.17% due 7/1/2036 put 10/1/2012 (Yale University) (daily demand notes)	AAA/Aaa	2,235,000	2,235,000
[a] State of Connecticut GO Floating Rate Note, 0.68% due 9/15/2017 (Public Improvements)	AA/Aa3	2,000,000	2,007,200
DISTRICT OF COLUMBIA — 1.72%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,169,850
District of Columbia COP, 5.25% due 1/1/2014 (Insured: Natl-Re/FGIC)	A/Aa3	2,000,000	2,108,580
District of Columbia COP, 5.00% due 1/1/2020 (Insured: Natl-Re/FGIC)	A/Aa3	3,900,000	4,297,020
District of Columbia GO, 6.00% due 6/1/2015 (Insured: Natl-Re)	A+/Aa2	3,000,000	3,418,320
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	4,890,000	3,110,382
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	5,000,000	2,996,300
FLORIDA — 8.44%
Broward County School Board COP, 5.00% due 7/1/2020 (Master Lease Purchase Agreement; Insured: AGM)	AA-/Aa3	1,000,000	1,114,800

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Broward County School Board COP, 5.00% due 7/1/2026 (Master Lease Purchase Agreement)	A/Aa3	$3,000,000	$3,457,590
Broward County School Board COP, 5.00% due 7/1/2027 (Master Lease Purchase Agreement)	A/Aa3	2,000,000	2,296,000
City of Gainesville, 0.21% due 10/1/2026 put 10/1/2012 (Utilities Systems; SPA: SunTrust Bank) (daily demand notes)	AA/Aa2	4,940,000	4,940,000
City of Lakeland, 5.00% due 10/1/2018 (Energy System; Insured: AGM)	AA/Aa3	2,000,000	2,416,080
City of Lakeland, 5.25% due 10/1/2036 (Energy System)	AA/A1	2,770,000	3,633,437
Correctional Privatization Commission COP, 5.00% due 8/1/2017 (Insured: AMBAC)	AA+/Aa2	1,000,000	1,076,030
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	NR/NR	2,225,000	2,330,643
[b] Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: AGM)	AA-/Aa3	2,560,000	2,799,309
Florida Board of Education GO, 9.125% due 6/1/2014 (Capital Outlay)	AAA/Aa1	165,000	173,304
Florida Municipal Loan Council, 5.00% due 10/1/2020 (Insured: Natl-Re)	A-/Baa2	1,000,000	1,088,720
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: Natl-Re)	A-/Baa2	2,235,000	2,430,048
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	AA+/NR	2,090,000	2,308,447
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	AA+/NR	2,255,000	2,490,693
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: Natl-Re/FGIC)	AA-/A1	1,000,000	1,045,470
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	1,100,000	1,235,861
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	AA-/Aa3	875,000	983,071
Hillsborough County, 5.00% due 3/1/2017 (Water & Wastewater System Capital Improvements; Insured: Natl-Re/FGIC)	A+/A1	5,630,000	6,198,630
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: Syncora)	NR/A3	3,000,000	3,233,790
Lake County School Board Master Lease Program COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,385,970
Manatee County, 5.00% due 10/1/2016 (Insured: AMBAC)	AA-/Aa2	1,000,000	1,079,850
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	NR/A3	1,000,000	1,115,610
Miami Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA-/Aa2	1,040,000	1,247,397
Miami Dade County GO, 6.25% due 7/1/2026 (Building Better Communities)	AA-/Aa2	2,130,000	2,576,150
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,532,527
Miami Dade County School Board COP, 5.25% due 5/1/2022 (Insured: AGM)	AA-/Aa3	2,600,000	3,022,500
Miami GO, 5.375% due 9/1/2015 (Insured: Natl-Re)	BBB/A2	1,000,000	1,002,820
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	440,000	462,427
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: Natl-Re)	A/A2	2,545,000	2,830,931
[b] Orange County HFA, 5.125% due 10/1/2026 (Orlando Health)	A/A2	2,000,000	2,214,840
Palm Beach County School Board COP, 5.00% due 8/1/2032 put 8/1/2016	NR/Aa3	1,500,000	1,724,835
Sarasota County Public Hospital Board, 4.202% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	2,000,000	1,987,060
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA/Aa2	1,500,000	1,719,945
St. Johns County IDA, 5.85% due 8/1/2024 (Presbyterian Retirement)	NR/NR	4,885,000	5,134,477
State of Florida Board of Governors, 4.00% due 7/1/2023 (University System Capital Improvement)	AA/Aa2	4,565,000	5,123,117
Tampa Health Systems, 5.50% due 11/15/2013 (Catholic Health East Group; Insured: Natl-Re)	BBB/Aa2	1,050,000	1,104,075
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: Natl- Re/FGIC)	BBB/NR	1,135,000	1,178,607
GEORGIA — 2.18%
City of Atlanta Water & Wastewater, 5.50% due 11/1/2022 (Insured: Natl-Re/FGIC)	A/A1	530,000	643,113
City of Atlanta Water & Wastewater, 5.50% due 11/1/2024 (Insured: AGM)	AA-/Aa3	5,000,000	5,883,200
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,475,667
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,755,091
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	525,000	620,949
Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	852,317

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Fulton County Development Authority, 5.00% due 10/1/2019 (Georgia Tech Athletic Association)	NR/A2	$3,000,000	$3,641,550
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	BBB/A1	3,015,000	3,349,695
Valdosta & Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,413,096
HAWAII — 1.28%
State of Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: Natl-Re)	BBB/A3	455,000	471,771
State of Hawaii GO, 5.00% due 12/1/2027	AA/Aa2	10,000,000	12,240,800
ILLINOIS — 7.89%
Chicago Board of Education GO, 0.20% due 3/1/2035 put 10/1/2012 (Capital Improvement Program; LOC: JPMorgan Chase Bank) (State Aid Withholding) (daily demand notes)	AAA/Aa1	895,000	895,000
Chicago Board of Education GO, 0.20% due 3/1/2036 put 10/1/2012 (Capital Improvement Program; LOC: JPMorgan Chase Bank) (State Aid Withholding) (daily demand notes)	AAA/Aa1	9,095,000	9,095,000
Chicago Midway Airport, 5.00% due 1/1/2019 (Insured: AMBAC) (AMT)	A-/A3	1,210,000	1,281,729
Chicago Transit Authority, 5.00% due 12/1/2018	AA/Aa3	1,500,000	1,811,430
Chicago Wastewater Transmission, 5.00% due 1/1/2014	A+/Aa3	1,485,000	1,566,779
City of Chicago, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	875,000	875,577
City of Chicago, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	1,590,000	1,592,417
City of Chicago, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	1,440,000	1,296,187
City of Chicago, 0.23% due 1/1/2034 put 10/1/2012 (SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa3	1,435,000	1,435,000
City of Waukegan GO, 4.00% due 12/30/2015 (Insured: AGM)	NR/Aa3	500,000	540,065
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/Aa3	1,500,000	1,707,645
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/Aa3	1,680,000	1,942,937
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/Aa3	2,000,000	2,347,280
Cook County GO, 5.25% due 11/15/2024	AA/Aa3	3,000,000	3,573,420
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	1,579,620
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A-/A2	1,000,000	1,113,510
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A-/A2	1,000,000	1,127,110
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA/NR	2,000,000	2,295,340
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA/NR	2,000,000	2,350,280
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,076,340
Illinois Finance Authority, 6.125% due 11/1/2023 (Advocate Health)	AA/Aa2	5,175,000	6,277,585
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Centers, Inc.; Collateralized GNMA)	NR/Aaa	695,000	703,806
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 pre-refunded 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	43,165
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	866,386
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	AAA/NR	1,000,000	1,233,580
Railsplitter Tobacco Settlement Authority, 5.50% due 6/1/2023	A-/NR	13,000,000	15,238,990
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,600,000	2,601,638
Southern Illinois University, 0% due 4/1/2014 (Insured: Natl-Re)	BBB/A2	1,425,000	1,371,049
Southern Illinois University, 5.00% due 4/1/2014 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,350,000	1,428,867
Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities System; Insured: Natl-Re)	A+/A2	1,000,000	1,201,830
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: AGM)	AA-/NR	2,975,000	1,846,374
State of Illinois, 5.00% due 6/15/2018 (Build Illinois)	AAA/NR	2,000,000	2,408,100
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re/FGIC)	NR/A1	1,205,000	1,945,075
University of Illinois, 0% due 4/1/2014 (Insured: Natl-Re)	BBB/Aa2	1,590,000	1,566,611

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
INDIANA — 7.71%
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	$1,355,000	$1,375,948
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: Syncora)	NR/Aa2	2,495,000	2,836,466
Allen County Redevelopment District, 5.00% due 11/15/2018	NR/A2	1,560,000	1,704,721
Carmel Redevelopment Authority, 0% due 2/1/2016 (Performing Arts Center)	AA+/Aa1	1,730,000	1,643,950
Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,565,440
Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	2,730,000	2,909,634
Clay Multi-School Building Corp., 4.00% due 7/15/2013 (State Aid Withholding)	AA+/NR	1,290,000	1,320,251
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	2,064,997
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,550,968
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding)	AA+/NR	1,000,000	1,317,770
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A2	5,340,000	6,273,379
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	AA/NR	2,000,000	2,483,600
Indiana Finance Authority, 0.20% due 2/1/2037 put 10/1/2012 (Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	4,200,000	4,200,000
Indiana Finance Authority, 0.20% due 2/1/2037 put 10/1/2012 (Stadium Project; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa3	6,900,000	6,900,000
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	AA+/A3	445,000	453,637
Indiana State Finance Authority, 5.00% due 3/1/2019 (University Health)	A+/A1	5,000,000	5,792,350
Indiana State Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,694,024
Indiana State Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,815,614
Indiana State Finance Authority, 0.23% due 2/1/2035 put 10/1/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	18,000,000	18,000,000
Indiana State Finance Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health)	AA+/Aa1	1,000,000	1,111,920
Indianapolis Local Public Improvement Bond Bank, 5.00% due 1/1/2019 (Airport Authority Project; Insured: AGM) (AMT)	AA-/Aa3	3,065,000	3,099,635
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	AA-/NR	1,000,000	1,145,710
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	AA-/NR	1,000,000	1,127,190
Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,096,366
IOWA — 0.31%
Coralville COP, 5.25% due 6/1/2022	NR/Baa2	2,980,000	3,042,580
KANSAS — 1.22%
City of Wichita, 4.00% due 11/15/2012 (Via Christi Health System)	AA-/NR	1,000,000	1,004,760
City of Wichita GO, 0.30% due 8/15/2013 (Norris Training Systems)	SP-1+/Mig1	10,000,000	10,001,000
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: Natl-Re/FGIC)	NR/A1	1,030,000	1,112,884
KENTUCKY — 0.81%
Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: Natl-Re)	BBB/Baa2	2,665,000	2,804,326
Kentucky EDA, 0% due 10/1/2024 (Norton Healthcare; Insured: Natl-Re)	BBB/Baa2	6,130,000	3,605,053
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: AGM)	AA-/Aa3	1,500,000	1,682,100
LOUISIANA — 2.60%
Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014 (Independence Stadium)	A/NR	1,000,000	1,050,460
Louisiana Office Facilities Corp., 5.00% due 5/1/2014 (State Capitol)	NR/Aa3	1,000,000	1,068,110
Louisiana Offshore Terminal Authority, 2.125% due 10/1/2037 put 10/1/2015 (Loop LLC Project)	A-/NR	2,500,000	2,538,025
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA-/Aa3	1,590,000	1,735,882
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	BBB/Baa3	3,000,000	3,141,720
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA-/Aa3	1,000,000	1,167,950
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA-/Aa3	2,000,000	2,263,040

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA-/Aa3	$1,000,000	$1,189,940
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA-/Aa3	1,000,000	1,180,060
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2023	BBB+/NR	1,230,000	1,351,807
Plaquemines Parish Law Enforcement District GO, 5.00% due 9/1/2025	BBB+/NR	1,350,000	1,470,083
Plaquemines Parish Law Enforcement District GO, 5.15% due 9/1/2027	BBB+/NR	1,490,000	1,630,403
Plaquemines Parish Law Enforcement District GO, 5.30% due 9/1/2029	BBB+/NR	1,650,000	1,810,990
St. Tammany Parish, 5.00% due 6/1/2019 (Insured: CIFG)	A+/NR	1,300,000	1,456,884
St. Tammany Parish, 5.00% due 6/1/2020 (Insured: CIFG)	A+/NR	1,000,000	1,111,880
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A/A2	1,500,000	1,637,085
MASSACHUSETTS — 0.13%
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Student Loan Review)	AA/NR	1,130,000	1,324,236
MICHIGAN — 4.39%
City of Detroit, 5.00% due 7/1/2015 (Water Supply System; Insured: AGM)	AA-/Aa3	1,260,000	1,352,144
City of Detroit, 4.25% due 7/1/2016 (Water Supply System; Insured: Natl-Re)	BBB/Baa2	1,100,000	1,200,001
City of Detroit, 5.25% due 7/1/2020 (Sewage Disposal System; Insured: Natl-Re)	A+/Baa2	3,000,000	3,296,430
City of Troy Michigan GO, 5.00% due 10/1/2016	AAA/NR	1,060,000	1,221,671
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA-/Aa2	3,150,000	3,878,059
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA-/Aa2	1,000,000	1,234,840
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center; Insured: FGIC) (ETM)	AA+/Aaa	650,000	710,151
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA-/Aa3	2,000,000	2,330,960
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/Aa3	2,470,000	2,890,295
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,457,357
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: Natl- Re) (ETM)	AA/Aa3	85,000	86,010
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,763,075
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	1,108,268
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	975,000	1,016,828
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: AGM)	AA-/Aa3	2,450,000	2,567,429
Michigan State Building Authority, 0% due 10/15/2025 (Insured: Natl-Re/FGIC)	A+/Aa3	6,000,000	3,294,600
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Health System)	A+/A1	2,140,000	2,311,906
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Health System)	A/A2	3,000,000	3,231,240
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA-/Aa3	1,000,000	1,130,100
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2016 (William Beaumont Hospital)	A/A1	2,000,000	2,221,120
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 (William Beaumont Hospital)	A/A1	2,540,000	3,258,007
State of Michigan Trunk Line Fund, 5.50% due 11/1/2020 (Insured: AGM)	AA+/Aa2	1,500,000	1,950,870
MINNESOTA — 1.87%
City of St. Cloud, 5.00% due 5/1/2014 (Centracare Health System)	NR/A1	835,000	889,158
Housing & Redevelopment Authority of the City of St. Paul, 5.25% due 5/15/2020 (HealthPartners Health System)	A-/A3	1,965,000	2,148,511
Housing & Redevelopment Authority of the City of St. Paul and the City of Minneapolis, 6.00% due 12/1/2018 (HealthPartners Health System)	A-/A3	1,000,000	1,047,200
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essential Healthcare; Insured: AGM)	AA-/NR	2,500,000	2,962,975
Tobacco Securitization Authority, 5.25% due 3/1/2025 (Tobacco Settlement)	A-/NR	5,000,000	5,759,400
Tobacco Securitization Authority, 5.25% due 3/1/2026 (Tobacco Settlement)	A-/NR	5,000,000	5,711,650

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MISSISSIPPI — 0.96%
Medical Center Educational Building Corp., 4.00% due 6/1/2014 (University of Mississippi Medical Center)	AA-/Aa2	$1,240,000	$1,305,770
Mississippi Development Bank, 5.00% due 3/1/2018 (Municipal Energy Agency Power Supply; Insured: Syncora)	NR/Baa1	1,920,000	2,084,486
Mississippi Development Bank, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	2,146,902
Mississippi Development Bank, 5.25% due 8/1/2027 (Department of Corrections)	AA-/NR	3,415,000	3,974,138
MISSOURI — 1.77%
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,106,640
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,178,280
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,211,380
Missouri Development Finance Board, 0.20% due 12/1/2033 put 10/1/2012 (Nelson Gallery Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	5,460,000	5,460,000
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,594,187
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,945,981
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Project-Public Improvements)	NR/NR	1,000,000	1,052,420
NEVADA — 1.42%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,693,971
Clark County School District GO, 5.50% due 6/15/2016 pre-refunded 12/15/2012 (Insured: AGM)	AA-/Aa3	1,000,000	1,041,320
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,829,950
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,296,040
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,263,180
NEW HAMPSHIRE — 1.39%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian/ACA)	NR/Caa1	4,990,000	3,703,877
New Hampshire Business Finance Authority PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	BBB+/Baa1	3,920,000	4,156,063
New Hampshire Health & Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,095,750
[a] State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,737,463
[a] State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	2,101,384
NEW JERSEY — 0.96%
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & State Court Facilities; Insured: Natl-Re)	NR/Aa2	2,500,000	3,259,475
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A+/A1	2,000,000	2,591,320
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A2	3,000,000	3,729,570
NEW MEXICO — 0.77%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB/Baa1	3,000,000	3,341,820
Las Cruces State Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,040,000	2,366,277
Rio Rancho Public School District No. 94, 5.00% due 8/1/2015 (State Aid Withholding)	NR/Aa1	1,715,000	1,926,854
NEW YORK — 2.94%
City of New York GO, 0.14% due 8/1/2021 put 10/1/2012 (LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	2,000,000	2,000,000
Erie County IDA, 5.00% due 5/1/2019 (Buffalo City School District)	AA-/Aa3	3,000,000	3,657,450

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York City Municipal Water Finance Authority, 0.24% due 6/15/2039 put 10/1/2012 (Water and Sewer System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	$4,050,000	$4,050,000
New York State Dormitory Authority, 5.625% due 7/1/2016 (City University System)	AA-/Aa3	995,000	1,124,847
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	976,455
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA-/Aa3	500,000	630,115
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,435,649
New York State Dormitory Authority, 5.00% due 12/15/2027 (State Educational & Medical Facilities)	AAA/NR	10,000,000	12,393,600
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	1,700,000	1,951,328
NORTH DAKOTA — 0.25%
County of Ward Health Care Facilities, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,054,010
North Dakota Building Authority, 4.25% due 12/1/2015 (Insured: Natl-Re)	AA/Aa2	1,305,000	1,457,554
OHIO — 3.70%
Akron, Bath Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,140,570
City of Cleveland GO, 5.00% due 12/1/2016 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,156,920
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,199,870
City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,459,813
City of Hamilton, 5.25% due 10/1/2017 (Wastewater System; Insured: AGM)	NR/Aa3	1,500,000	1,694,790
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB/NR	925,000	935,675
Cleveland Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	1,330,000	1,626,377
County of Allen Hospital Facilities, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	4,470,000	5,186,005
County of Allen Hospital Facilities, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	AA-/A1	3,855,000	4,440,189
Deerfield Township, 5.00% due 12/1/2016	NR/A1	1,035,000	1,168,308
Deerfield Township, 5.00% due 12/1/2025	NR/A1	1,000,000	1,071,860
Franklin County Convention Facilities Authority, 5.25% due 12/1/2015 pre-refunded 12/1/2012 (Insured: AMBAC)	AA/Aaa	1,000,000	1,008,710
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,000,000	1,100,690
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,339,462
Ohio State Air Quality Development Authority, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,505,050
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 put 5/1/2013 (Columbus Southern Power; Insured: Natl-Re) (AMT)	BBB/Baa1	3,000,000	3,075,900
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,131,920
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	3,000,000	3,102,750
State of Ohio Higher Educational Facility Commission, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A+/A1	1,200,000	1,345,728
OKLAHOMA — 0.83%
Oklahoma City Municipal Water and Sewer, 0% due 7/1/2013 (Insured: AMBAC)	NR/NR	1,485,000	1,474,694
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (Oklahoma Medical Research Foundation)	NR/A1	3,730,000	4,251,379
Oklahoma State Power Authority, 5.00% due 1/1/2018 (Insured: AGM)	AA-/Aa3	1,000,000	1,194,750
Tulsa County Industrial Authority, 5.00% due 12/15/2024 (St. Francis Health System, Inc.)	AA+/Aa2	1,130,000	1,313,004

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
PENNSYLVANIA — 3.79%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	$2,500,000	$2,981,975
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	1,145,000	1,219,036
Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,227,417
Bradford County IDA, 5.20% due 12/1/2019 (International Paper Company)	BBB/Baa3	2,620,000	2,812,125
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	945,288
Geisinger Authority Montour County, 0.15% due 6/1/2041 put 10/1/2012 (Geisinger Health System; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	8,130,000	8,130,000
Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.20% due 7/1/2022 put 10/1/2012 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	1,300,000	1,300,000
Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.20% due 2/15/2024 put 10/1/2012 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	200,000	200,000
Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.20% due 7/1/2025 put 10/1/2012 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	1,000,000	1,000,000
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	6,570,000	6,667,433
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,150,241
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (PennDOT-Mass Transit Agencies)	A-/A3	4,000,000	3,919,600
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	A+/Aa3	5,250,000	6,065,430
RHODE ISLAND — 0.14%
Rhode Island Health & Education Building Corp., 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/NR	1,325,000	1,362,299
SOUTH CAROLINA — 1.97%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A/A1	2,000,000	2,229,900
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: AGM)	AA-/Aa3	2,400,000	2,661,576
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	NR/Aa3	1,000,000	1,121,760
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	NR/Aa3	1,700,000	1,894,327
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: AGM)	AA-/Aa3	1,000,000	1,142,090
Scago Educational Facilities Corp., 5.00% due 4/1/2019 (Spartanburg School District; Insured: AGM)	AA-/Aa3	2,740,000	3,053,840
Scago Educational Facilities Corp., 5.00% due 4/1/2021 (Spartanburg School District; Insured: AGM)	AA-/Aa3	1,000,000	1,112,030
[b] South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022 (AMT)	NR/Aa1	1,925,000	2,112,668
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	930,000	987,242
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: AGM)	AA-/Aa3	2,855,000	3,233,544
SOUTH DAKOTA — 0.35%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	A+/A1	1,375,000	1,575,695
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,923,414
TENNESSEE — 1.16%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2014	NR/Baa2	1,000,000	1,058,920

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	BBB/Baa3	$2,500,000	$2,699,125
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	A-/Baa2	7,000,000	7,781,830
TEXAS — 8.14%
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	AA/Aa2	2,180,000	2,582,690
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,915,000	1,967,452
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: Syncora)	A/A1	1,300,000	1,436,396
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: Syncora)	A/A1	2,300,000	2,525,952
City of Bryan, 3.00% due 7/1/2013 (Electric System)	A+/A1	1,000,000	1,018,400
City of Cedar Park GO, 5.00% due 2/15/2016 pre-refunded 2/15/2014 (Recreational Facility Improvements; Insured: Natl-Re)	BBB/Aa2	75,000	79,885
City of Cedar Park GO, 5.00% due 2/15/2016 (Recreational Facility Improvements; Insured: Natl-Re)	NR/Aa2	560,000	593,594
City of Cedar Park GO, 5.00% due 2/15/2016 pre-refunded 2/15/2014 (Recreational Facility Improvements; Insured: Natl-Re)	BBB/Aa2	365,000	388,878
City of Houston, 5.00% due 9/1/2013	A-/A2	1,500,000	1,563,210
City of Houston, 5.00% due 9/1/2013	A-/A2	1,400,000	1,458,996
City of Laredo, 5.00% due 3/15/2018 (Sports Venue Improvements; Insured: AMBAC)	A+/A1	2,040,000	2,200,630
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	5,050,000	5,618,478
City of San Antonio Passenger Facility, 5.00% due 7/1/2024 (Airport System Improvements) (AMT)	A-/A2	2,065,000	2,364,115
City of San Antonio Passenger Facility, 5.00% due 7/1/2025 (Airport System Improvements) (AMT)	A-/A2	1,160,000	1,321,263
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	BBB+/A3	3,000,000	3,273,150
Dallas-Fort Worth International Airport, 5.00% due 11/1/2015	A+/A1	1,000,000	1,128,650
Eagle Mountain & Saginaw Texas ISD GO, 2.50% due 8/1/2050 put 8/1/2014 (School Improvements; Guaranty: PSF)	AAA/NR	1,000,000	1,032,900
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Center Acquisition Program)	BBB/NR	1,115,000	1,135,549
Harris County Hospital District, 5.00% due 2/15/2015 (Insured: Natl-Re)	A/A2	2,075,000	2,249,217
Houston Airport System, 5.00% due 7/1/2014	A/NR	1,000,000	1,074,820
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	700,000	839,636
Kimble County Hospital District GO, 5.00% due 8/15/2017	NR/NR	510,000	557,552
Kimble County Hospital District GO, 5.00% due 8/15/2018	NR/NR	525,000	579,395
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 (Kipp, Inc.)	BBB/NR	3,000,000	3,399,660
Mission Economic Development Corporation, 6.00% due 8/1/2020 put 8/1/2013 (Waste Management, Inc. Project) (AMT)	BBB/NR	3,250,000	3,395,340
Northside ISD GO, 1.75% due 6/1/2037 put 6/1/2013 (Educational Facilities Improvements; Guaranty: PSF)	AAA/NR	4,125,000	4,135,931
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,791,294
Stafford Economic Development Corp., 6.00% due 9/1/2017 (Convention Center-Performing Arts Center Theater Complex; Insured: Natl-Re/FGIC)	A+/A1	1,775,000	2,040,008
State of Texas, 2.50% due 8/30/2013 (General Revenue Fund Cash Management)	SP-1+/Mig1	15,000,000	15,311,850
Tarrant County Cultural Educational Facilities Finance Corp., 0.20% due 10/1/2041 put 10/1/2012 (Methodist Hospitals of Dallas; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	1,665,000	1,665,000
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	2,450,000	3,357,358
Texas Public Finance Authority, 5.00% due 8/15/2023 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,191,850
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	2,010,243
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (IDEA Public Schools; Insured: ACA)	BBB/NR	2,000,000	2,083,280
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvement)	BBB/NR	1,250,000	1,374,288

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. VIRGIN ISLANDS — 0.59%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	$5,000,000	$5,892,200
UTAH — 0.41%
City of Herriman, 5.75% due 11/1/2027 (Towne Center Assessment Area)	A/NR	1,000,000	1,148,830
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020	NR/Aa2	1,250,000	1,482,937
Murray City, 0.20% due 5/15/2037 put 10/1/2012 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	1,405,000	1,405,000
VIRGINIA — 0.88%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	BBB/NR	795,000	861,915
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	BBB+/NR	1,000,000	1,022,850
Virginia Housing Development Authority Commonwealth Mtg GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,420,137
Virginia Housing Development Authority Commonwealth Mtg GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,419,393
WASHINGTON — 2.11%
Seattle Municipal Power and Light, 5.00% due 2/1/2019	AA-/Aa2	3,000,000	3,701,940
Skagit County Public Hospital District No. 1 GO, 5.125% due 12/1/2015 (Skagit Valley Hospital; Insured: Natl-Re)	NR/A1	1,900,000	2,137,614
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,730,815
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,474,150
Washington Health Care Facilities, 5.25% due 8/15/2024 (Multicare Systems; Insured: AGM)	AA-/Aa3	1,000,000	1,134,210
Washington Health Care Facilities, 6.25% due 8/1/2028 (Highline Medical Centers; Insured: FHA 242)	A+/NR	3,985,000	4,758,887
WEST VIRGINIA — 0.17%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	A+/A2	1,530,000	1,652,186
WISCONSIN — 2.02%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Health Care, Inc.)	A-/A3	2,170,000	2,399,478
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,263,239
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,780,587
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Health Care, Inc.)	A-/A3	5,000,000	5,619,800
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,561,282
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,055,000	3,392,211

TOTAL INVESTMENTS — 97.75% (Cost $904,604,454)			$969,769,202
OTHER ASSETS LESS LIABILITIES — 2.25%			22,271,987

NET ASSETS — 100.00%			$992,041,189

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

26    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2012

ASSETS
Investments at value (cost $904,604,454) (Note 2)	$969,769,202
Cash	2,330,481
Receivable for investments sold	13,638,911
Receivable for fund shares sold	4,289,093
Interest receivable	10,768,465
Prepaid expenses and other assets	36,999

Total Assets	1,000,833,151

LIABILITIES
Payable for investments purchased	6,611,514
Payable for fund shares redeemed	885,398
Payable to investment advisor and other affiliates (Note 3)	618,589
Accounts payable and accrued expenses	117,558
Dividends payable	558,903

Total Liabilities	8,791,962

NET ASSETS	$992,041,189

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	65,164,748
Accumulated net realized gain (loss)	(1,821,108)
Net capital paid in on shares of beneficial interest	928,701,330

$992,041,189

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($456,527,424 applicable to 32,105,854 shares of beneficial interest outstanding - Note 4)	$14.22
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.51

Class C Shares:
Net asset value and offering price per share* ($170,070,509 applicable to 11,945,088 shares of beneficial interest outstanding - Note 4)	$14.24

Class I Shares:
Net asset value, offering and redemption price per share ($365,443,256 applicable to 25,733,540 shares of beneficial interest outstanding - Note 4)	$14.20

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    27

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Interest income (net of premium amortized of $4,562,176)	$32,849,075

EXPENSES:
Investment advisory fees (Note 3)	4,136,402
Administration fees (Note 3)
Class A Shares	526,560
Class C Shares	184,264
Class I Shares	147,493
Distribution and service fees (Note 3)
Class A Shares	1,053,119
Class C Shares	888,336
Transfer agent fees
Class A Shares	151,437
Class C Shares	74,540
Class I Shares	122,079
Registration and filing fees
Class A Shares	42,188
Class C Shares	31,983
Class I Shares	30,456
Custodian fees (Note 3)	133,363
Professional fees	44,598
Accounting fees	19,164
Trustee fees	26,400
Other expenses	70,531

Total Expenses	7,682,913
Less:
Expenses reimbursed by investment advisor (Note 3)	(106,653)
Fees paid indirectly (Note 3)	(4,480)

Net Expenses	7,571,780

Net Investment Income	25,277,295

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	2,323,034
Net change in unrealized appreciation (depreciation) on investments	35,830,543

Net Realized and Unrealized Gain	38,153,577

Net Increase in Net Assets Resulting from Operations	$63,430,872

See notes to financial statements.

28    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$25,277,295	$25,759,429
Net realized gain (loss) on investments	2,323,034	347,891
Net unrealized appreciation (depreciation) on investments	35,830,543	(4,587,013)

Net Increase (Decrease) in Net Assets Resulting from Operations	63,430,872	21,520,307

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,120,165)	(13,661,413)
Class C Shares	(3,778,248)	(3,975,988)
Class I Shares	(9,378,882)	(8,122,028)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	56,002,136	(25,338,872)
Class C Shares	38,025,992	(2,034,648)
Class I Shares	120,086,204	30,234,435

Net Increase (Decrease) in Net Assets	252,267,909	(1,378,207)

NET ASSETS:
Beginning of Year	739,773,280	741,151,487

End of Year	$992,041,189	$739,773,280

See notes to financial statements.

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently has three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

30    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

In any case where the market value of a debt obligation held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board, (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$969,769,202	$—	$969,769,202	$—

Total Investments in Securities	$969,769,202	$—	$969,769,202	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012.

Certified Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $106,653 for Class C shares.

32     Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $13,483 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $12,088 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, fees paid indirectly were $4,480.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,619,891	$106,230,975	5,028,226	$66,853,658
Shares issued to shareholders in reinvestment of dividends	644,066	8,991,046	685,893	9,091,944
Shares repurchased	(4,246,912)	(59,219,885)	(7,682,668)	(101,284,474)

Net increase (decrease)	4,017,045	$56,002,136	(1,968,549)	$(25,338,872)

Class C Shares
Shares sold	3,973,096	$55,487,969	2,153,415	$28,743,629
Shares issued to shareholders in reinvestment of dividends	195,519	2,733,791	199,501	2,647,910
Shares repurchased	(1,444,650)	(20,195,768)	(2,539,929)	(33,426,187)

Net increase (decrease)	2,723,965	$38,025,992	(187,013)	$(2,034,648)

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	11,479,675	$160,071,744	7,875,098	$104,437,154
Shares issued to shareholders in reinvestment of dividends	424,006	5,917,617	389,907	5,164,406
Shares repurchased	(3,290,060)	(45,903,157)	(6,042,219)	(79,367,125)

Net increase (decrease)	8,613,621	$120,086,204	2,222,786	$30,234,435

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $274,977,726 and $135,055,154, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$904,604,454

Gross unrealized appreciation on a tax basis	$65,816,979
Gross unrealized depreciation on a tax basis	(652,231)

Net unrealized appreciation (depreciation)on investments (tax basis)	$65,164,748

The Fund utilized $2,305,987 of capital loss carryforwards during the year ended September 30, 2012. For the year ended September 30, 2012, $1,991,995 of capital loss carryforwards from prior years expired.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund’s fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2013	$39,577
2017	391,762
2018	533,767
2019	856,003

$1,821,109

In order to account for book/tax differences, the Fund decreased accumulated net realized loss by $1,991,995 and decreased net capital paid in on shares of beneficial interest by $1,991,995. This reclassification has no impact on the net asset value of the Fund. Reclassification resulted from the expiration of capital loss carryforwards.

34     Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012

At September 30, 2012, the Fund did not have any undistributed tax basis net tax-exempt income, net ordinary income or undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2012 and September 30, 2011 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Tax exempt income	$25,125,981	$25,608,742
Ordinary income	151,314	150,687

Total	$25,277,295	$25,759,429

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    35

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$13.59	0.40	0.63	1.03	(0.40)	—	(0.40)	$14.22	2.88	0.93	0.93	0.93	7.69	16.94	$456,527
2011(b)	$13.64	0.48	(0.05)	0.43	(0.48)	—	(0.48)	$13.59	3.59	0.95	0.95	0.95	3.27	18.33	$381,839
2010(b)	$13.40	0.49	0.24	0.73	(0.49)	—	(0.49)	$13.64	3.68	0.97	0.97	0.97	5.61	9.87	$409,844
2009(b)	$12.47	0.54	0.93	1.47	(0.54)	—	(0.54)	$13.40	4.26	0.98	0.98	0.98	12.12	15.15	$337,037
2008(b)	$13.15	0.52	(0.68)	(0.16)	(0.52)	—	(0.52)	$12.47	3.95	0.96	0.95	0.96	(1.33)	22.00	$311,435
Class C Shares
2012	$13.61	0.36	0.63	0.99	(0.36)	—	(0.36)	$14.24	2.56	1.24	1.24	1.31	7.36	16.94	$170,071
2011	$13.65	0.44	(0.04)	0.40	(0.44)	—	(0.44)	$13.61	3.29	1.24	1.24	1.32	3.05	18.33	$125,512
2010	$13.42	0.45	0.24	0.69	(0.46)	—	(0.46)	$13.65	3.39	1.24	1.24	1.73	5.25	9.87	$128,449
2009	$12.48	0.50	0.94	1.44	(0.50)	—	(0.50)	$13.42	3.99	1.24	1.24	1.76	11.90	15.15	$80,571
2008	$13.16	0.48	(0.68)	(0.20)	(0.48)	—	(0.48)	$12.48	3.67	1.25	1.24	1.75	(1.61)	22.00	$59,243
Class I Shares
2012	$13.58	0.44	0.63	1.07	(0.45)	—	(0.45)	$14.20	3.18	0.61	0.61	0.61	7.96	16.94	$365,443
2011	$13.62	0.52	(0.04)	0.48	(0.52)	—	(0.52)	$13.58	3.90	0.63	0.63	0.63	3.67	18.33	$232,422
2010	$13.39	0.53	0.23	0.76	(0.53)	—	(0.53)	$13.62	3.99	0.65	0.65	0.65	5.87	9.87	$202,859
2009	$12.45	0.57	0.94	1.51	(0.57)	—	(0.57)	$13.39	4.59	0.66	0.66	0.68	12.56	15.15	$125,709
2008	$13.13	0.56	(0.68)	(0.12)	(0.56)	—	(0.56)	$12.45	4.28	0.64	0.63	0.64	(1.02)	22.00	$171,848

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

36 Certified Annual Report	Certified Annual Report 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

38    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,036.10	$4.76
Hypothetical*	$1,000.00	$1,020.32	$4.73
Class C Shares
Actual	$1,000.00	$1,034.50	$6.31
Hypothetical*	$1,000.00	$1,018.80	$6.26
Class I Shares
Actual	$1,000.00	$1,037.80	$3.15
Hypothetical*	$1,000.00	$1,021.91	$3.12

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.24%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In dition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    39

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Intermediate Municipal Fund versus BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index, BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index and Consumer Price Index (September 30, 2002 to

September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)	5.52%	4.95%	4.00%	5.26%
C Shares (Incep: 9/1/94)	6.76%	5.09%	3.92%	4.50%
I Shares (Incep: 7/5/96)	7.96%	5.71%	4.55%	5.07%

Effective February 1, 2012, the Fund’s benchmark changed from the BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index to the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Advisor believes that the new index better reflects the Fund’s principal investment strategies, including the Fund’s practice of investing in obligations having a range of maturities.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00% . Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

40    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    41

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

42    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    43

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, dividends paid by the Fund of $25,125,981 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

44    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over various periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating the quantitative and performance data presented, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund had produced positive investment returns in accordance with expectations in nine of ten years, that the Fund’s return for the most recent calendar year had exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns had exceeded or had been comparable to the average returns of the category in all of the preceding nine calendar years. Other noted quantitative data showed that the Fund’s investment returns fell at or within the top quartile of performance for the first fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s returns also fell within or near the top quintile of performance for the second fund category for the same periods. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for the fund category, and that the expense ratio for a reference share class of the Fund was somewhat higher than the median and average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fee levels are determined.

Certified Annual Report    45

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2012 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    47

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

48    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
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TH079

Thornburg Investment Management®

Thornburg
Strategic Municipal Income Fund

Informational Brochure and Annual Report – September 30, 2012

Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager

Among 41 firms in the Large Company Universe

1040
U.S. Individual Income Tax Return
2008
Department of the Treasury—Internal Revenue Service
Label
Presidential Election Campaign
Filing Status
Check only one box.
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Married filing join
Exempt
Yourself.
Spouse
Dependents:

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edelivery

Thornburg Strategic Municipal Income Fund

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the Prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio's duration and credit quality to our perception of future market conditions.

IMPORTANT INFORMATION

The information presented on the following pages is current as of September 30, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in derivatives are subject to counterparty risk and the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

BofA Merrill Lynch Municipal Master Index – This index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

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IMPORTANT INFORMATION, CONTINUED

Core CPI – Consumer Price Index minus the energy and food components.

Core PCE Price Index – Personal Consumption Expenditures (PCE) prices excluding food and energy.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

4    This page is not part of the Annual Report.

THORNBURG STRATEGIC MUNICIPAL INCOME FUND

The Thornburg Strategic Municipal Income Fund differentiates itself in four ways from other high-yield municipal funds.

•	First, it has a more flexible mandate; we go where we perceive value. This allows us to search various sectors, issuers, credit qualities, geographic areas, and segments of the yield curve.

•	Second, we don’t have a legacy of bonds purchased prior to the credit meltdown of 2007–2008.

•	Third, the Fund does not use leverage, as do many other high-yield muni funds.

•

Finally, we believe that we can apply some of the risk-management skills we have demonstrated in our investment grade funds. Our portfolio managers have over 55 years of combined experience in the municipal market.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 4/1/09)
Without sales charge	11.71%	7.74%	11.94%
With sales charge	9.45%	7.02%	11.31%

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thorn-burg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 1.38%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2013, so that actual expenses for Class A shares do not exceed 1.25%.

30-Day Yields, A Shares

As of September 30, 2012

Annualized	SEC
Distribution Yield	Yield
2.80%	2.09%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 1.98% and the Annualized Distribution Yield would have been 2.69%.

Key Portfolio Attributes

As of September 30, 2012

Number of Bonds	180
Effective Duration	7.6 Yrs
Average Maturity	14.1 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 13.

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Thornburg Strategic Municipal Income Fund — September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 18, 2012

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares increased by $1.11 to $15.17 per share during the fiscal year ended September 30, 2012. If you were with us for the entire period, you received dividends of 49.7 cents per share. If you reinvested your dividends, you received 50.5 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund outperformed the index with a total return of 11.71% at NAV for the fiscal year ended September 30, 2012, compared to the 8.96% for the BofA Merrill Lynch Municipal Master Index. The Fund generated 3.73% more price appreciation, but 0.98% less income.

The markets’ positive returns were primarily due to declining interest rates and narrowing credit spreads. Interest rates declined more for longer maturities and consequently longer maturity bonds outperformed shorter maturity bonds. As credit spreads compressed, lower-quality bonds outperformed higher-quality bonds. The Fund’s additional price appreciation is due to several factors. Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve added 0.79% of relative price appreciation. Our overweight to the insured and revenue sectors added 2.08%. We underweighted the general obligation and pre-refunded sectors, which added 0.50% of relative price performance. Our overweight to lower credit quality securities added 1.35% of performance relative to its benchmark. Our allocations to bonds of varying dollars prices cost the Fund 1.33% of relative price performance. Other risk factors accounted for an additional 0.34%.

The Economy and the Federal Reserve

During the first quarter of the fiscal year, economic activity looked to be picking up. The December 2011 gross domestic product (GDP) reading was a strong 4.1%. The pickup in activity proved to be an illusion as the March and June 2012 GDP readings were 2.0% and 1.3% respectively. Non-farm payrolls continued to grow, but at rather anemic rates. The unemployment rate began the fiscal year at 9.0% and decreased to 7.8% by the end of the fiscal year.

Inflation as measured by the Consumer Price Index (CPI) is running in the 2.0% range. If one takes out the food and energy components (Core CPI), the trend is declining with the last reading of 2.0%. Inflation as measured by the Personal Consumption Expenditure Index (PCE), the Federal Reserve Board’s (the Fed) favorite inflation measure, is running at a core level of 1.6%. All of these economic indicators and others point to an economy that is on shaky footing.

In addition to these fundamental factors, many investors are concerned about the impact of the “fiscal cliff”, which The Washington Post described as follows:

The “ fiscal cliff” is a term coined by Federal Reserve Chairman Ben S. Bernanke. It refers to a collection of changes in current law that are all set to strike in January, triggering the sharpest reduction in the federal budget deficit in more than 40 years.

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LETTER TO SHAREHOLDERS,

CONTINUED

The Washington Post goes on to say that taxes would also increase:

For most taxpayers, the bulk of the increase would be triggered by the expiration of tax cuts enacted in 2001 and 2003 during the George W. Bush administration. The expiration of President Obama’s payroll tax holiday, which shaved two percentage points off the 6.2 percent Social Security tax, comes in a close second. If these issues are not addressed many analysts think the United States will be pushed into another recession.

On top of all this, Europe is still a mess but the fixed income markets seem not to be as headline sensitive to news coming out of Europe as they were last year. The Fed, at its last meeting, decided to enter into its third round of quantitative easing, known as QE3. In this round, the Fed will concentrate its security purchases to the mortgage market in an effort to lower borrowing costs for homebuyers, which should spur the housing market. As anyone who has recently applied for a mortgage knows, it is not the interest cost of the product that stands as a borrower’s major roadblock. The fixed income market’s initial reaction to the latest Fed move was an increase in inflation expectations and a decrease in bond prices, though this fear has subsided in recent weeks.

The Presidential Election and Tax Policy

Tax policy and the federal deficit have proven to be key election season issues. Both candidates have put forward their respective plans for deficit reduction; both could influence the municipal bond market. Below, in Table I is a side-by-side analysis based on a recent article in the Bond Buyer, a leading publication about the municipal bond market.

Table I

Obama	Romney
Extends the 2001 and 2003 tax cuts for individuals earning under $200,000 and families earning under $250,000.	Permanently extend all the 2001 and 2003 tax cuts. Eliminate taxation of investment income for individuals earning less than $200,000.

Returns to the Clinton Era highest marginal tax rate of 39.6%.	Lowers marginal rates across the board by 20%, eliminates the alternative minimum tax.

In a jobs bill he floated last October and his 2013 budget, Obama proposed to place a 28% cap on the value of tax-exempt interest for the wealthy.	Announced he would cap individual tax deductions at $17,000. Not clear if he would cap exclusions, like tax exemption, as well as deductions.

Bruce Bartlett, former policy adviser to President Ronald Reagan and Treasury official under President George H. W. Bush, said without a doubt Obama’s tax proposals would be more beneficial to the municipal market primarily because he wants to impose higher tax rates on the wealthy, which would make tax-exempt bonds more attractive.	While Romney has not specifically mentioned capping tax exemption, in a Wall Street Journal editorial in August, Glenn Hubbard, his senior economic adviser, said the exclusion of interest on tax-exempt municipal bonds is “on the table” for the Republican candidate.

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One can see that both candidates’ potential tax policies, as known today, could influence the municipal bond market. However, as with most election rhetoric the eventual legislation may look nothing like the original thoughts. There are two things that people should never watch being made, sausage and legislation!

The Municipal Market

The demand picture in the municipal market improved during the fiscal year. Investors poured $56 billion into municipal bond mutual funds over the last twelve months. The total assets in municipal bond mutual funds were $562 billion according to the Investment Company Institute, a mutual fund industry advocacy group. Assets in municipal bond mutual funds on November 30, 2010, just before the six-month period of investor exodus, were $497 billion. On the other side of the ledger, the supply picture improved. The supply of new issue municipal bonds was $379 billion for the 12 months ending September 30, 2012. This exceeded the $329 billion for the twelve months ending September 30, 2011, by $50 billion, or a 15% increase.

The trend towards lower interest rates continued throughout this fiscal year. With short-term yields anchored near zero, investors moved out along the yield curve in search of more income. This caused long-term maturities to decrease in yield much more than short-term maturities. The average change in yield for the Thornburg Strategic Municipal Income Fund’s investment universe (1-30 years) as measured by the average change in yield of a AAA general obligation bond, was negative 0.17% for the first half of the fiscal year. In the second half of the fiscal year the same measure of average yield change decreased 0.45%. This change in average yields was almost double that of the 1-10 year maturity range of the municipal market. See Graph I.

Graph I: AAA General Obligation Municipal Yield Changes for 9/30/2011 through 9/30/2012

Past performance does not guarantee future results.

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LETTER TO SHAREHOLDERS,

CONTINUED

Graph II: BofA Merrill Lynch Municipal Master Index

Quarterly and Cumulative Total Returns

Past performance does not guarantee future results.

Investors, again in a search for income, have been willing to pay much more for lower quality securities than any time since 2008. This caused quality spreads to narrow and lower quality securities to out-perform higher quality securities. On December 30, 2011, the incremental yield an investor picked up for buying a BBB security versus an AAA security with a 10-year maturity was 3.00%. On September 30, 2012, that incremental yield equaled 2.08%, a 0.92% decrease. Graph II shows the quarter by quarter and cumulative total return performance of the BofA Merrill Lynch Municipal Master Index for the fiscal year.

The credit picture in the municipal market is still mixed. At the state level, revenues continue to increase. At the local level, which has a heavy reliance on real estate taxes, the continued decline of assessed values has put pressure on local finances. Pension funding levels continue to decline due to poor investment returns and cutbacks in annual pension contributions. Several state and local pension plans, recognizing the folly of this condition, have begun to reform their pension system calling for higher participant contributions, higher retirement ages or both. These measures and others have caused us to forsake investments in the state of Illinois and Puerto Rico general obligation debt.

In the last semi-annual letter to shareholders, we noted the risks of rising interest rates. As bond portfolio managers, we are always worried. If bonds are doing well, the economy is probably doing poorly, and we worry. If the economy is doing well, we worry because yields are probably rising and bond prices are declining. This is the life we chose.

The level of real yields (yield less inflation) is a measure of value for fixed income products. Real yield levels are at record lows across all fixed income products. Relative to other fixed income products, municipal bonds appear to be attractive. Graph III illustrates this measure.

Real yield levels for a 30-year AAA general obligation municipal bond using Core PCE as an inflation measure are near 20-year lows, and we worry. At the same time, we are reminded of a famous quote by John Maynard Keynes, “The market can stay irrational longer than you can stay solvent.” Not that solvency is an issue but Graph III would suggest rationality is. This state of affairs can continue for some time, but it is still a risk.

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Graph III: 30 Year AAA Muni Real Yield Using Core PCE

Past performance does not guarantee future results.

The long-term average real yield for a 30-year AAA municipal general obligation bond is 3.03%. This means that since May 1991, investors have demanded 3.03% above the Core PCE inflation rate to invest in 30-year AAA general obligation bonds. The current yield on a 30-year AAA municipal general obligation bond is 3.35% and Core PCE inflation is 1.60% as of August 31, 2012 (last data point available). If this relationship were to return back to the average long-term real yield level one of three things must happen. First, 30-year interest rates need to increase approximately 1.25%. Second, inflation must decrease by 1.25%. Neither of these two outcomes will be pleasant. Third, some combination of the two prior outcomes could occur, which also promises to be unpleasant. Investors should use this information to recognize the risk inherent in fixed income products at these historically low yield levels. They should take this opportunity to review their portfolios and determine if these portfolios are properly diversified. In addition, they should ask themselves if they have an appropriate time horizon in mind for their investments; we suggest two to three years from the point you ask yourself that question.

Conclusion

Your Thornburg Strategic Municipal Income Fund continues to traverse the municipal market looking for undervalued securities. We do not maintain a laddered portfolio structure for this Fund as we do for the “core” funds (Limited and Intermediate). This Fund strives to offer its shareholders a durable income stream and as such purchases securities with longer durations (market risk) and lower credit quality when valuations are attractive. We would like to thank you for the trust you have placed with us and will continue to keep that foremost in our minds.

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LETTER TO SHAREHOLDERS,

CONTINUED

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2012

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.56%
City of Mobile Industrial Development Board PCR, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A/A2	$1,000,000	$1,021,650
ARIZONA — 1.04%
Maricopa County PCR, 6.00% due 5/1/2029 put 5/1/2014 (Arizona Public Service Co.)	BBB/Baa1	500,000	534,815
Pima County IDA, 6.25% due 7/1/2013 (Arizona Charter Schools)	NR/Baa3	185,000	185,736
Pima County IDA, 5.875% due 4/1/2022 (Cambridge Academy)	NR/NR	435,000	454,706
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	716,319
CALIFORNIA — 21.30%
Brea Redevelopment Agency, 0% due 8/1/2032 (Redevelopment Project AB)	AA-/NR	1,370,000	372,613
Brea Redevelopment Agency, 0% due 8/1/2034 (Redevelopment Project AB)	AA-/NR	5,000,000	1,141,700
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A-/NR	1,500,000	1,766,400
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	451,781
California Housing Finance Agency, 4.625% due 8/1/2016 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	BBB/Baa2	1,175,000	1,222,576
California Housing Finance Agency, 4.625% due 8/1/2026 (Low-Moderate Income Housing Loans; Insured: FGIC) (AMT)	BBB/Baa2	560,000	544,846
California Municipal Finance Authority, 8.50% due 11/1/2039 (Harbor Regional Center)	NR/Baa1	1,000,000	1,205,420
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	BBB+/A2	1,000,000	1,137,770
California State Public Works Board, 6.25% due 4/1/2034 (Department of General Services-Offices Renovation)	BBB+/A2	100,000	118,825
California Statewide Communities Development Authority, 5.00% due 8/15/2039 (Children’s Hospital of Los Angeles; Insured: Natl-Re)	BBB/Baa2	1,185,000	1,217,433
California Statewide Communities Development Authority, 6.125% due 7/1/2046 (Aspire Public Schools)	NR/NR	1,000,000	1,033,150
Calipatria USD, 0% due 8/1/2025 (Educational Facilities Improvements; Insured: ACA)	NR/NR	2,425,000	1,120,980
Carson Redevelopment Agency, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	586,885
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,000,000	1,032,430
City of Los Angeles, 5.00% due 6/1/2027 (Insured: MBIA) (Wastewater System)	AA/Aa3	600,000	616,686
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA-/Aa3	1,750,000	1,937,442
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	706,583
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Mobile Park)	A/NR	650,000	701,174
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	2,500,000	2,612,000
M-S-R Energy Authority, 6.50% due 11/1/2039	A-/NR	1,000,000	1,318,890
Merced Redevelopment Agency, 6.50% due 9/1/2039 (Merced Gateways Redevelopment)	BB+/NR	300,000	320,445

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	BBB/NR	$1,000,000	$1,099,600
Newport-Mesa USD, 0% due 8/1/2034 (Orange County District Schools)	AA/Aa1	5,000,000	1,882,450
Oak Park USD GO, 0% due 8/1/2030 (Insured: AGM)	AA-/Aa3	500,000	206,080
Pittsburg Redevelopment Agency, 0% due 8/1/2027 (Los Medanos Community Development; Insured: AMBAC)	BBB+/NR	1,275,000	548,097
Pittsburg Redevelopment Agency, 0% due 8/1/2028 (Los Medanos Community Development; Insured: AMBAC)	BBB+/NR	5,000,000	2,011,900
Placentia-Yorba Linda USD COP, 5.00% due 10/1/2030 (Educational Facilities Construction; Insured: Natl-Re/FGIC)	A+/A1	1,500,000	1,567,635
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	839,825
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	BBB/A2	535,000	350,602
San Diego USD, 0% due 7/1/2035	AA-/Aa2	1,700,000	569,551
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	A/Baa2	925,000	564,898
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 (Mission Bay North Redevelopment)	A-/NR	250,000	290,643
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 (Mission Bay North Redevelopment)	A-/NR	500,000	585,610
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/Ba1	1,000,000	1,017,110
Sonoma County Community Redevelopment Agency, 6.50% due 8/1/2034 (The Springs Redevelopment; Insured: AGM)	AA-/NR	100,000	104,206
State of California, 2.50% due 6/20/2013 (General Fund Cash Management)	SP-1+/Mig1	1,050,000	1,066,873
State of California GO, 0.17% due 5/1/2034 put 10/1/2012 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	400,000	400,000
State of California GO, 0.20% due 5/1/2034 put 10/1/2012 (Kindergarten University Facilities; LOC: Citibank N.A./California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	1,430,000	1,430,000
State of California GO, 0.22% due 5/1/2034 put 10/1/2012(Kindergarten University Facilities; LOC: Citibank N.A./California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	1,000,000	1,000,000
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	490,239
Whittier Public Financing Authority, 5.00% due 11/1/2030 (Whittier Boulevard Redevelopment Project; Insured: AMBAC)	A-/NR	1,425,000	1,438,951
COLORADO — 4.90%
Denver City & County COP, 0.20% due 12/1/2029 put 10/1/2012 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	3,225,000	3,225,000
Denver Convention Center Hotel Authority, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	1,000,000	1,034,780
Denver Convention Center Hotel Authority, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	466,128
Denver Convention Center Hotel Authority, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	621,625
Eagle Bend Metropolitan District GO, 5.00% due 12/1/2020 (Insured: Radian)	A-/NR	1,010,000	1,053,814
Eagle River Fire District, 6.625% due 12/1/2024	NR/NR	225,000	249,118
Eagle River Fire District, 6.875% due 12/1/2030	NR/NR	400,000	443,192
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	A-/Baa2	770,000	885,092
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	A-/Baa2	260,000	331,835
Regional Transportation District COP, 5.375% due 6/1/2031	A-/Aa3	500,000	573,280
CONNECTICUT — 1.16%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 (Ethel Walker School)	BBB-/NR	1,000,000	1,096,870
[a] State of Connecticut GO, 0.68% due 9/15/2017 (Public Improvements) Floating Rate Note	AA/Aa3	1,000,000	1,003,600

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
DISTRICT OF COLUMBIA — 0.42%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA-/Aa3	$1,500,000	$755,760
FLORIDA — 7.26%
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	BBB/Baa2	1,000,000	1,098,780
Gainesville Utilities Systems, 0.21% due 10/1/2026 put 10/1/2012 (SPA: SunTrust Bank) (daily demand notes)	AA/Aa2	865,000	865,000
Hollywood Community Redevelopment Agency, 5.625% due 3/1/2024	NR/A3	340,000	351,893
Lakeland Energy System, 5.25% due 10/1/2036	AA/A1	2,000,000	2,623,420
Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,245,000	1,355,743
Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	BBB-/A3	1,790,000	1,959,226
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,232,275
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	547,245
Sarasota County Public Hospital Board, 4.202% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	1,000,000	993,530
Sarasota County Public Hospital Board, 5.50% due 7/1/2028 (Sarasota Memorial Hospital; Insured: Natl-Re)	BBB/A1	665,000	792,820
St. Johns County IDA, 5.625% due 8/1/2034 (Presbyterian Retirement)	NR/NR	230,000	238,324
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	BBB/Baa2	1,000,000	1,115,740
GEORGIA — 1.55%
City of Atlanta, 6.25% due 11/1/2034 (Water and Wastewater Capital Improvement Program)	A/A1	500,000	608,265
Fulton County Development Authority, 5.00% due 10/1/2019 (Georgia Tech Athletic Association)	NR/A2	1,000,000	1,213,850
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A/A2	515,000	590,679
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	A-/Baa2	350,000	404,303
GUAM — 1.24%
Guam Government, 5.75% due 12/1/2034 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	562,370
Guam Government Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B/NR	1,000,000	1,098,950
Guam Government GO, 7.00% due 11/15/2039	B+/NR	520,000	587,850
ILLINOIS — 5.70%
City of Chicago, 4.70% due 11/15/2013 (Near South Redevelopment; Insured: AMBAC)	NR/NR	800,000	802,336
City of Chicago, 6.75% due 6/1/2022 (Pilsen Redevelopment)	NR/NR	1,000,000	1,043,230
City of Chicago, 5.00% due 1/1/2035 (Midway Airport Development Plan; Insured: Natl-Re)	A/A2	1,055,000	1,057,996
Cook County GO, 5.25% due 11/15/2033	AA/Aa3	1,000,000	1,139,560
Illinois Civic Center, 5.375% due 12/15/2012 (Insured: AGM)	NR/Aa3	505,000	507,086
Illinois Finance Authority, 5.75% due 11/15/2037 (OSF Healthcare System)	A/A3	330,000	361,010
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A3	1,565,000	1,815,854
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	AAA/A3	1,500,000	1,632,885
Railsplitter Tobacco Settlement Authority, 6.00% due 6/1/2028	A-/NR	1,000,000	1,178,220
Village of Melrose Park GO, 6.75% due 12/15/2016 (Redevelopment Project Costs; Insured: Natl-Re)	NR/Baa2	250,000	279,685
Village of Melrose Park GO, 6.75% due 12/15/2021 (Redevelopment Project Costs; Insured: Natl-Re)	NR/Baa2	410,000	519,913

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
INDIANA — 5.66%
Carmel Redevelopment District COP, 6.50% due 7/15/2035 (Performing Arts Center)	NR/NR	$1,000,000	$1,065,800
Indiana Finance Authority, 6.00% due 12/1/2019 (U.S. Steel Corp.)	BB/B1	2,500,000	2,789,225
Indiana Finance Authority, 0.23% due 2/1/2035 put 10/1/2012 (Lease Appropriation; SPA:
JPMorgan Chase Bank) (daily demand notes)	AA+/NR	2,800,000	2,800,000
Indiana Finance Authority, 0.20% due 2/1/2037 put 10/1/2012 (Lease Appropriation; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa2	2,500,000	2,500,000
[b] Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,108,630
KANSAS — 2.76%
City of Wichita GO, 0.30% due 8/15/2013 (Norris Training Systems)	SP-1+/Mig1	3,900,000	3,900,390
City of Wichita MFR, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	400,000	379,556
City of Wichita MFR, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	732,352
KENTUCKY — 1.49%
Kentucky EDA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	BBB/Baa2	715,000	496,703
Kentucky EDA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	BBB/Baa2	2,490,000	1,636,578
Owen County Waterworks Systems, 6.25% due 6/1/2039 (American Water Co.)	BBB+/Baa2	500,000	564,055
LOUISIANA — 1.56%
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA-/Aa3	120,000	126,101
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	500,000	523,390
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,000,000	2,172,060
MASSACHUSETTS — 0.27%
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	420,000	490,573
MICHIGAN — 7.72%
Charter County of Wayne, 5.00% due 12/1/2030 (Airport Hotel; Insured: Natl-Re)	BBB+/Baa2	805,000	805,354
Detroit School District, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa2	1,000,000	1,159,890
Detroit School District, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA-/Aa2	1,000,000	1,234,840
Detroit Water and Sewerage Department, 5.25% due 7/1/2039 (Sewage Disposal System; Insured: AGM)	A+/Baa2	1,250,000	1,337,575
Detroit Water Supply Systems, 5.00% due 7/1/2018 (Insured: Natl-Re)	BBB/Baa2	350,000	384,090
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	1,072,630
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Healthcare Group)	NR/A2	1,000,000	1,102,700
Michigan Finance Authority, 5.00% due 4/1/2031 (Local Government Loan Program)	A+/NR	1,000,000	1,090,020
Michigan Finance Authority, 8.125% due 4/1/2041 (Hope Academy)	NR/NR	1,000,000	1,170,900
Michigan Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Southshore Medical Center)	A/A2	650,000	700,102
Michigan Hospital Finance Authority, 5.75% due 4/1/2032 pre-refunded 4/1/2013 (Various Hospital Facility Improvements)	AA+/A2	150,000	154,205
Michigan Hospital Finance Authority, 5.75% due 11/15/2039 (Henry Ford Health)	A/A1	1,000,000	1,151,750
Michigan Housing Development Authority, 3.375% due 11/1/2016 (AMT)	AA/NR	865,000	891,607
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	1,070,000	1,115,903
Michigan Strategic Fund, 5.00% due 8/1/2013 (NSF International)	A-/NR	300,000	308,457
Michigan Strategic Fund, 7.00% due 5/1/2021 (The Detroit Edison Company; Insured: Natl- Re/AMBAC)	NR/NR	250,000	326,717
MINNESOTA — 0.29%
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023	A-/A3	100,000	106,797

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 (Birchwood & Woodbury)	NR/NR	$415,000	$422,462
MISSOURI — 1.23%
Kansas City Tax Increment Financing Commission, 5.25% due 3/1/2018 (Maincor Project- Public Improvements)	NR/NR	1,265,000	1,331,311
Missouri Development Finance Board, 0.20% due 12/1/2033 put 10/1/2012 (Nelson Gallery Foundation; SPA: JPMorgan Chase Bank) (daily demand notes)	AAA/Aaa	900,000	900,000
NEVADA — 1.61%
Carson City, 5.00% due 9/1/2033 (Carson Tahoe Regional Healthcare Project)	BBB+/NR	1,250,000	1,345,162
Redevelopment Agency of the City of Mesquite, 7.00% due 6/1/2019 (Public Facility and Redevelopment Projects)	BBB+/NR	700,000	733,229
Redevelopment Agency of the City of Mesquite, 7.125% due 6/1/2021 (Public Facility and Redevelopment Projects)	BBB+/NR	300,000	312,738
Redevelopment Agency of the City of Mesquite, 7.375% due 6/1/2024 (Public Facility and Redevelopment Projects)	BBB+/NR	500,000	520,610
NEW JERSEY — 0.43%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	775,672
NEW MEXICO — 0.61%
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB/Baa1	1,000,000	1,113,940
NEW YORK — 2.62%
New York State Dormitory Authority, 5.00% due 6/15/2031 (Metropolitan Transportation Authority and Urban Development Corp.)	AAA/NR	3,000,000	3,621,150
New York Thruway Authority, 5.00% due 1/1/2037 (Governor Thomas E. Dewey Thruway)	A+/A1	1,000,000	1,135,480
OHIO — 2.83%
American Municipal Power, Inc., 5.00% due 2/15/2037 (AMP Fremont Energy Center)	A/A1	1,000,000	1,114,790
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	BBB/NR	345,000	348,981
Cleveland Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Insured: City Appropriations)	BBB/NR	1,000,000	1,131,840
Ohio State Water Development Authority PCR, 5.875% due 6/1/2033 put 6/1/2016 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa2	1,000,000	1,131,920
Ohio State Water Development Authority PCR, 3.375% due 7/1/2033 put 7/1/2015 (FirstEnergy Nuclear Generation Corp.)	BBB-/Baa3	1,350,000	1,396,238
OREGON — 0.84%
Oregon MFR Pass-Through Certificates, 6.05% due 11/1/2034 (AMT)	NR/Baa1	500,000	500,490
Western Generation Agency, 5.00% due 1/1/2016 (Wauna Cogeneration; Insured: ACA)	NR/NR	1,000,000	1,027,900
PENNSYLVANIA — 5.33%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	950,000	1,056,542
Hospitals and Higher Educational Facilities Authority of Philadelphia, 0.20% due 7/1/2025 put 10/1/2012 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank) (daily demand notes)	AA/Aa2	1,000,000	1,000,000
Pennsylvania Economic Development Financing Authority, 5.00% due 12/1/2014 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	450,000	459,261

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Pennsylvania Economic Development Financing Authority, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	$1,800,000	$1,826,694
Pennsylvania Turnpike Commission, 0% due 12/1/2030 (Convertible Capital Appreciation)	A-/A3	2,000,000	1,959,800
Philadelphia Airport, 5.00% due 6/15/2027 (AMT)	A+/A2	2,000,000	2,238,040
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB+/NR	1,000,000	1,132,700
RHODE ISLAND — 0.45%
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2022 (Public Housing Development)	AA-/NR	315,000	384,502
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2024 (Public Housing Development)	AA-/NR	350,000	421,438
SOUTH DAKOTA — 0.47%
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	845,460
TENNESSEE — 0.37%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2015	BBB/Baa3	100,000	106,621
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	A-/Baa2	500,000	554,790
TEXAS — 11.13%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	720,000	769,111
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BB+/Ba1	665,000	687,863
Clifton Higher Education Finance Corp., 9.00% due 2/15/2038 (Tejano Center for Community Concerns, Inc.)	BBB-/NR	1,000,000	1,194,380
Gulf Coast Waste Disposal Authority, 6.10% due 8/1/2024 (International Paper Co.) (AMT)	BBB/Baa3	100,000	100,351
Houston Higher Education Finance Corp., 0.18% due 5/15/2048 put 10/1/2012 (William Marsh Rice University) (daily demand notes)	AAA/Aaa	780,000	780,000
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	555,000
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 (Kipp, Inc.)	BBB/NR	1,000,000	1,166,150
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021	A-/Baa3	40,000	45,392
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 (IDEA Public School)	BBB/NR	1,000,000	1,161,830
State of Texas, 2.50% due 8/30/2013 (General Revenue Fund Cash Management)	SP-1+/Mig1	3,500,000	3,572,765
Tarrant County Cultural Educational Facilities Finance Corp., 0.20% due 10/1/2041 put 10/1/2012 (Methodist Hospitals of Dallas; LOC: JPMorgan Chase Bank) (daily demand notes)	AAA/Aa1	1,955,000	1,955,000
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (BP Pipelines N.A., Inc.)	A/A2	1,000,000	1,370,350
Texas Multi-Family Housing Corp., 7.00% due 7/1/2043 (HDSA Affordable Housing Pool)	BB/NR	3,000,000	3,022,950
Texas Public Finance Authority Charter School Finance Corp., 4.15% due 8/15/2016 (IDEA Public Schools; Insured: ACA)	BBB/NR	100,000	107,097
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 2/15/2018 (Cosmos Foundation, Inc.)	BBB/NR	785,000	826,895
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	164,912
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,500,000	1,562,460
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,148,990
U.S. VIRGIN ISLANDS — 0.41%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Baa3	500,000	591,625
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/NR	150,000	150,360
UTAH — 1.06%
Herriman City, 4.75% due 11/1/2022 (Towne Center Access and Utility Improvements)	A/NR	1,000,000	1,115,710

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Murray City, 0.20% due 5/15/2037 put 10/1/2012 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank) (daily demand notes)	AA+/Aa1	$800,000	$800,000
VERMONT — 0.44%
Vermont Student Assistance Corp., 5.10% due 6/15/2032 (Student Loan Program) (AMT)	A/NR	760,000	789,184
VIRGINIA — 0.86%
Lexington IDA Residential Care Facility, 5.375% due 1/1/2028 (Kendal at Lexington)	NR/NR	1,000,000	1,018,750
Virginia Small Business Financing Authority, 9.00% due 7/1/2039 (Hampton RDS Proton)	NR/NR	500,000	540,250
WASHINGTON — 0.61%
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A-/A3	1,000,000	1,111,240
WISCONSIN — 2.01%
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2027 (ProHealth Care, Inc.)	A+/A1	3,300,000	3,644,091

TOTAL INVESTMENTS — 98.19% (Cost $163,320,885)			$178,063,074
OTHER ASSETS LESS LIABILITIES — 1.81%			3,290,248

NET ASSETS — 100.00%			$181,353,322

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Q-SBLF	Qualified School Bond Loan Fund
Radian	Insured by Radian Asset Assurance
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Certified Annual Report    19

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	September 30, 2012

ASSETS
Investments at value (cost $163,320,885) (Note 2)	$178,063,074
Cash	254,611
Receivable for investments sold	1,165,000
Receivable for fund shares sold	1,096,312
Interest receivable	2,098,131
Prepaid expenses and other assets	23,003

Total Assets	182,700,131

LIABILITIES
Payable for investments purchased	1,000,000
Payable for fund shares redeemed	80,743
Payable to investment advisor and other affiliates (Note 3)	136,215
Accounts payable and accrued expenses	49,516
Dividends payable	80,335

Total Liabilities	1,346,809

NET ASSETS	$181,353,322

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,622
Net unrealized appreciation on investments	14,742,189
Accumulated net realized gain (loss)	431,429
Net capital paid in on shares of beneficial interest	166,176,082

$181,353,322

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($65,445,781 applicable to 4,315,010 shares of beneficial interest outstanding—Note 4)	$15.17
Maximum sales charge, 2.00% of offering price	0.31

Maximum offering price per share	$15.48

Class C Shares:
Net asset value and offering price per share* ($23,521,020 applicable to 1,549,180 shares of beneficial interest outstanding—Note 4)	$15.18

Class I Shares:
Net asset value, offering and redemption price per share ($92,386,521 applicable to 6,085,721 shares of beneficial interest outstanding—Note 4)	$15.18

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

20    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Interest income (net of premium amortized of $280,708)	$6,586,471

EXPENSES:
Investment advisory fees (Note 3)	1,078,438
Administration fees (Note 3)
Class A Shares	68,243
Class C Shares	23,706
Class I Shares	35,116
Distribution and service fees (Note 3)
Class A Shares	136,486
Class C Shares	113,792
Transfer agent fees
Class A Shares	29,199
Class C Shares	14,637
Class I Shares	25,065
Registration and filing fees
Class A Shares	22,370
Class C Shares	27,495
Class I Shares	22,278
Custodian fees (Note 3)	55,880
Professional fees	41,068
Accounting fees	3,108
Trustee fees	4,008
Other expenses	21,700

Total Expenses	1,722,589
Less:
Expenses reimbursed by investment advisor (Note 3)	(76,228)
Fees paid indirectly (Note 3)	(357)

Net Expenses	1,646,004

Net Investment Income	4,940,467

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	431,431
Net change in unrealized appreciation (depreciation) on investments	10,241,692

Net Realized and Unrealized Gain	10,673,123

Net Increase in Net Assets Resulting from Operations	$15,613,590

See notes to financial statements.

Certified Annual Report    21

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$4,940,467	$3,933,277
Net realized gain (loss) on investments	431,431	98,722
Net unrealized appreciation (depreciation) on investments	10,241,692	(464,465)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,613,590	3,567,534

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,821,624)	(1,443,523)
Class C Shares	(577,455)	(599,513)
Class I Shares	(2,541,388)	(1,887,215)
From realized gains
Class A Shares	(35,959)	(48,451)
Class C Shares	(13,233)	(26,448)
Class I Shares	(48,816)	(67,868)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	21,540,065	11,532,230
Class C Shares	6,778,829	401,837
Class I Shares	32,570,889	12,899,113

Net Increase in Net Assets	71,464,898	24,327,696

NET ASSETS:
Beginning of Year	109,888,424	85,560,728

End of Year	$181,353,322	$109,888,424

Undistributed net investment income	$3,622	$3,622

See notes to financial statements.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS,

Thornburg Strategic Municipal Income Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently has three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services, and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where the market value of a debt obligation held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities Municipal Bonds	$178,063,074	$—	$178,063,074	$—
Total Investments in Securities	$178,063,074	$—	$178,063,074	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $31,039 for Class A shares and $45,189 for Class C shares.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $1,085 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,384 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, fees paid indirectly were $357.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,136,532	$31,110,750	1,515,491	$20,437,728
Shares issued to shareholders in reinvestment of dividends	97,853	1,436,857	83,263	1,126,525
Shares repurchased	(750,631)	(11,007,542)	(748,444)	(10,032,023)

Net increase (decrease)	1,483,754	$21,540,065	850,310	$11,532,230

Class C Shares
Shares sold	727,947	$10,720,340	500,548	$6,822,609
Shares issued to shareholders in reinvestment of dividends	28,039	412,028	28,470	385,419
Shares repurchased	(296,969)	(4,353,539)	(511,043)	(6,806,191)

Net increase (decrease)	459,017	$6,778,829	17,975	$401,837

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	3,079,352	$45,330,018	2,118,197	$28,788,268
Shares issued to shareholders in reinvestment of dividends	144,496	2,125,272	114,091	1,545,006
Shares repurchased	(1,027,578)	(14,884,401)	(1,304,041)	(17,434,161)

Net increase (decrease)	2,196,270	$32,570,889	928,247	$12,899,113

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $66,852,176 and $16,156,631, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$163,320,885

Gross unrealized appreciation on a tax basis	$14,759,883
Gross unrealized depreciation on a tax basis	(17,694)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,742,189

At September 30, 2012, the Fund had distributable tax basis net ordinary income of $388,000 and capital gains of $43,428.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2012 and September 30, 2011 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Tax exempt income	$4,841,870	$3,828,976
Ordinary income	98,597	238,593
Capital gains	98,008	5,449

Total	$5,038,475	$4,073,018

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34		1.25		1.25		1.31		11.71	12.52	$65,446
2011(b)	$14.22	0.59	(0.14)	0.45	(0.59)	(0.02)	(0.61)	$14.06	4.37		1.25		1.25		1.38		3.47	19.45	$39,808
2010(b)	$13.86	0.60	0.48	1.08	(0.61)	(0.11)	(0.72)	$14.22	4.40		1.25		1.25		1.50		8.20	16.26	$28,166
2009(b)(c)	$11.94	0.29	1.91	2.20	(0.28)	—	(0.28)	$13.86	4.71	(d)	1.25	(d)	1.25	(d)	2.92	(d)	18.65	14.37	$11,761
Class C Shares
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04		1.55		1.55		1.78		11.38	12.52	$23,521
2011	$14.23	0.55	(0.14)	0.41	(0.55)	(0.02)	(0.57)	$14.07	4.07		1.55		1.55		1.83		3.16	19.45	$15,344
2010	$13.87	0.55	0.49	1.04	(0.57)	(0.11)	(0.68)	$14.23	4.05		1.55		1.55		2.36		7.88	16.26	$15,261
2009(c)	$11.94	0.27	1.93	2.20	(0.27)	—	(0.27)	$13.87	4.40	(d)	1.55	(d)	1.55	(d)	6.40	(d)(e)	18.58	14.37	$3,684
Class I Shares
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62		0.95		0.95		0.95		12.03	12.52	$92,386
2011	$14.23	0.63	(0.14)	0.49	(0.63)	(0.02)	(0.65)	$14.07	4.62		0.99		0.99		1.03		3.74	19.45	$54,736
2010	$13.87	0.64	0.48	1.12	(0.65)	(0.11)	(0.76)	$14.23	4.66		0.99		0.99		1.11		8.48	16.26	$42,134
2009(c)	$11.94	0.31	1.92	2.23	(0.30)	—	(0.30)	$13.87	4.90	(d)	0.99	(d)	0.99	(d)	2.12	(d)	18.87	14.37	$18,561

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on April 1, 2009.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Municipal Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

30    Certified Annual Report

EXPENSE EXAMPLE
Thornburg Strategic Municipal Income Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/12	9/30/12	4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,051.00	$6.41
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class C Shares
Actual	$1,000.00	$1,048.70	$7.90
Hypothetical*	$1,000.00	$1,017.28	$7.78
Class I Shares
Actual	$1,000.00	$1,052.50	$4.88
Hypothetical*	$1,000.00	$1,020.24	$4.81

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.54%; I: 0.95%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON
Thornburg Strategic Municipal Income Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Strategic Municipal Income Fund versus BofA Merrill Lynch Municipal Master Index and Consumer Price Index (April 1, 2009 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

			Since
	1 Yr	3 Yrs	Inception
A Shares (Incep: 4/1/09)	9.45%	7.02%	11.31%
C Shares (Incep: 4/1/09)	10.78%	7.42%	11.63%
I Shares (Incep: 4/1/09)	12.03%	8.03%	12.26%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Municipal Income Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012 dividends paid by the Fund of $4,841,870 (or the maximum allowed) are tax exempt dividends and $98,008 are designated as taxable long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, and (iii) measures of the Fund’s investment performance since inception relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) performance data for the two full calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent year exceeded the average return of the mutual fund category for which calendar year data was presented and was comparable to the average return of the category for the preceding year. Other noted quantitative data showed that the Fund’s investment returns fell at the third quartile of performance for the first fund category for the three-month period ended with the second quarter of the current year, fell in the bottom quartile for the year-to-date period and fell near or above the midpoint of performance for the category for the one-year and three-year periods, and that the Fund’s investment returns fell within the top quartile of performance for the second fund category for the three-month and year-to-date periods ended with the second quarter and fell within the top decile of performance for the one-year and three-year periods.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was higher than the median and slightly higher than the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2012 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

38    Certified Annual Report

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This page is not part of the Annual Report.    39

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    41

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    43

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1978

Thornburg Investment Management®

Thornburg California Limited Term Municipal Fund

Informational Brochure and Annual Report – September 30, 2012

Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager

Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You invest in the future, without spending a dime.

edelivery

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

IMPORTANT INFORMATION

The information presented on the following pages is current as of September 30, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned. Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

Barclays Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Core PCE Price Index – Personal Consumption Expenditures (PCE) prices excluding food and energy.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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IMPORTANT INFORMATION, CONTINUED

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

4    This page is not part of the Annual Report.

THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

Long-Term Stability of Principal

Net Asset Value History of A Shares from February 19, 1987 through September 30, 2012

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without sales charge	4.78%	4.34%	4.57%	3.35%	4.77%
With sales charge	3.24%	3.82%	4.26%	3.20%	4.71%

30-Day Yields, A Shares

As of September 30, 2012

Annualized Distribution Yield	SEC Yield
1.89%	0.82%

Key Portfolio Attributes

As of September 30, 2012

Number of Bonds	220
Effective Duration	3.2 Yrs
Average Maturity	4.1 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 14.

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Thornburg California Limited Term Municipal Fund – September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

October 17, 2012

Dear Shareholder:

We are pleased to present the annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 34 cents to $13.75 per share during the fiscal year ended September 30, 2012. If you were with us for the entire period, you received dividends of 29.4 cents per share. If you reinvested your dividends, you received 29.8 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund slightly outperformed the index with a total return of 4.78% at NAV for the fiscal year ended September 30, 2012, compared to 4.50% for the BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index. The Fund generated 2.43% more price appreciation, but 2.15% less income.

The markets’ positive returns were primarily due to declining interest rates and narrowing credit spreads. Interest rates declined more for longer maturities and consequently longer-maturity bonds outperformed shorter-maturity bonds. As credit spreads compressed, lower-quality bonds outperformed higher-quality bonds. The Fund’s additional price appreciation is due to several factors. Our interest rate sensitivity as measured by the Fund’s duration and differing allocations along the yield curve subtracted 0.14% of relative price appreciation. Our overweight to the insured and revenue sectors added 0.71% of relative price performance. We underweighted the general obligation and pre-refunded sectors, which added 0.88% of relative price performance. Our overweight to lower credit quality securities added 0.16% of performance relative to the benchmark. Other risk factors accounted for an additional 0.82%.

The California Economy, the Fiscal Cliff, and the Federal Reserve

The California economy seems to be improving. The Sacramento Bee reported that the California economy added 298,000 private-sector jobs in the last year, led by the tech sector. A recent Wells Fargo Securities report recently stated: “The state’s gross domestic product grew by 2.0 percent in 2011 and likely accelerated during the first half of this year.” The same report also cited an improvement in the real estate market: “Sales of existing single family homes have increased 16.7 percent over the past year and permits for new home construction have risen 16.1 percent.” Along with these indicators, total income rose at a 3.9% annualized rate for the first quarter of 2012, a 2.5% increase from the previous year. California still attracts 50% of all new venture-capital dollars nationally.

Although these early signs of improvement are encouraging, California still faces some significant hurdles. Tax revenues have been weaker than forecast, and a November ballot measure to raise the tax rate for seven years on incomes of more than $250,000 is uncertain. If the initiative is not passed, budget cuts to education spending would be triggered. A slowdown in Asia would have a negative impact on California’s trade activity, a historic strength of the Californian economy.

In addition to these fundamental factors, many investors are concerned about the impact of the so-called “fiscal cliff”, which The Washington Post referred to as follows:

The “ fiscal cliff” is a term coined by Federal Reserve Chairman Ben S. Bernanke. It refers to a collection of changes in current law that are all set to strike in January, triggering the sharpest reduction in the federal budget deficit in more than 40 years.

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LETTER TO SHAREHOLDERS,

CONTINUED

The Post goes on to say that taxes would also increase:

For most taxpayers, the bulk of the increase would be triggered by the expiration of tax cuts enacted in 2001 and 2003 during the George W. Bush administration. The expiration of President Obama’s payroll tax holiday, which shaved two percentage points off the 6.2 percent Social Security tax, comes in a close second. If these issues are not addressed many analysts think the United States will be pushed into another recession.

On top of all this, Europe is still a mess, but the fixed-income markets seem not to be as headline sensitive to news coming out of Europe as they were last year. At its last meeting, the Federal Reserve Board (the Fed) decided to enter into a third round of quantitative easing – QE3. In this round, the Fed will concentrate security purchases in the mortgage markets in an effort to lower borrowing costs for home-buyers, which should spur the housing market. As anyone who has recently applied for a mortgage knows, it is not the interest cost of the product that stands as a borrower’s major roadblock. The fixed income markets’ initial reaction to the latest Fed move was an increase in inflation expectations and a decrease in bond prices, though this fear has subsided in recent weeks.

The Presidential Election and Tax Policy

Tax policy and the federal deficit have proven to be key election season issues. Both candidates have put forward their respective plans for deficit reduction; both could influence the municipal bond market. Table I shows a side-by-side analysis, based on a recent article in The Bond Buyer, a leading publication on the municipal bond market.

Table I

Obama	Romney

Extends the 2001 and 2003 tax cuts for individuals earning under $200,000 and families earning under $250,000.	Permanently extend all the 2001 and 2003 tax cuts. Eliminate taxation of investment income for individuals earning less than $200,000.

Returns to the Clinton Era highest marginal tax rate of 39.6% .	Lowers marginal rates across the board by 20%, eliminates the alternative minimum tax.

In a jobs bill he floated last October and his 2013 budget, Obama proposed to place a 28% cap on the value of tax-exempt interest for the wealthy.	Announced he would cap individual tax deductions at $17,000. Not clear if he would cap exclusions, like tax exemption, as well as deductions.

Bruce Bartlett, former policy adviser to President Ronald Reagan and Treasury official under President George H. W. Bush, said without a doubt Obama’s tax proposals would be more beneficial to the municipal market primarily because he wants to impose higher tax rates on the wealthy, which would make tax-exempt bonds more attractive.	While Romney has not specifically mentioned capping tax exemptions, in a Wall Street Journal editorial in August, Glenn Hubbard, his senior economic adviser, said the exclusion of interest on tax-exempt municipal bonds is “on the table” for the Republican candidate.

One can see that both candidates’ potential tax policies, as understood today, could influence the municipal bond market. However, as with most election rhetoric, the eventual legislation may look nothing like the campaign proposals. There are two things that people should never watch being made, sausage and legislation!

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The Municipal Market

The demand picture in the municipal market improved during the fiscal year. Investors poured $56 billion into municipal bond mutual funds over the last 12 months. The total assets in municipal bond mutual funds were $562 billion according to the Investment Company Institute, a mutual fund industry advocacy group. Assets in municipal bond mutual funds on November 30, 2010, just before the six-month period of investor exodus, were $497 billion. On the other side of the ledger, the supply picture improved. The supply of new issue municipal bonds was $379 billion for the 12 months ended September 30, 2012. This exceeded the $329 billion for the 12 months ended September 30, 2011 by $50 billion, for a 15% increase.

The trend towards lower interest rates continued throughout this fiscal year. With short-term yields anchored near zero, investors moved out along the yield curve in search of more income. This caused long-term maturities to decrease in yield much more than short-term maturities. The average change in yield for the Thornburg California Limited Term Municipal Fund’s investment universe (1–10 years), as measured by the average change in yield of a AAA general obligation bond, was negative 0.05% for the first half of the fiscal year. In the second half of the fiscal year, the same measure of average yield change decreased 0.29%. See Graph I.

Investors, again in a search for income, have been willing to pay much more for lower-quality securities than any time since 2008. This caused quality spreads to narrow and lower-quality securities to outperform higher-quality securities. On December 30, 2011, the incremental yield an investor gained for buying a BBB security versus an AAA security with a five-year maturity was 2.48%. On September 30, 2012, that incremental yield equaled 1.63%, a 0.85% decrease. Graph II shows the quarter-by-quarter and cumulative total return performance of the BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index for the fiscal year.

Graph I: AAA General Obligation Municipal Yield Changes for 9/30/2011 through 9/30/2012

Past performance does not guarantee future results.

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LETTER TO SHAREHOLDERS, CONTINUED

Graph II: BofA Merrill Lynch 1–10 Year U.S. Municipal Securities Index

Quarterly and Cumulative Total Returns

The credit picture in California is still mixed. The credit rating of the state itself seems to be improving as investors are demanding less and less yield premium to buy the state’s general obligation credit. One year ago, investors demanded 1.30% higher yield versus a generic AAA-rated municipal general obligation bond; today, that credit spread has compressed to 0.65%. The drivers of this compression could be one of three things (or a combination of all three). First, investors’ views of California’s economic outlook are improving. Second, investors are stretching for income. Finally, investors are very concerned about the prospect of increasing state income taxes.

The local credit picture is very different from the state’s economic picture. Many localities are straining with the loss of redevelopment agency revenue, which now must be remitted to the state. Several have made headlines with high-profile Chapter 9 bankruptcy filings. Table II outlines basic financial information on the California cities that recently filed for Chapter 9 protections, or are on the brink of doing so.

Table II

Credit Risk Factor	City of Stockton	City of San Bernardino	Town of Mammoth Lakes	City of Atwater
Change in Property Tax Receipts	-29%	-15%	-12%	-13%
Public Safety Expenses as a percent of General Fund Expenses	76%	68%	28%	57%
Pension Expenses as a percent of General Fund Expenses	11%	12%	11%	17%
Other Post-Employment Benefit Expenses as a percent of General Fund Expenses	23%	4%	N/A	15%
Bonded Debt Service as a percent of General Fund Expenses	9%	6%	7%	0%
Bonded per Capita Debt	$771	$399	$325	$0

Source: Thornburg

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The Town of Mammoth Lakes should be excluded from the discussion because the driver of their Chapter 9 filing was the loss of a lawsuit to a developer, centering on a hotel project near the airport. It seems the town managers neglected to obtain FAA approval for the project! The other cities share key characteristics: each had double-digit declines in tax revenues resulting from the declines in real estate assessed values, and each paid their public service employees a great deal in terms of salaries and pension expenses. Debt was not the primary driver in these cities’ seeking Chapter 9 protections. The Stockton Chapter 9 bankruptcy will be very interesting to follow; issues such as state versus federal law primacy in bankruptcy will be decided. Some observers have said that the final decisions will be years away due to lengthy appeals. We at Thornburg Investment Management will continue to apply sound, fundamental, bottom-up credit analysis to securities we intend to purchase and will continually review the securities we hold to avoid these pitfalls.

In the last semi-annual letter to shareholders, we noted the risks of rising interest rates. As bond portfolio managers, we are always worried. If bonds are doing well, the economy is probably doing poorly, and we worry. If the economy is doing well, we worry because yields are probably rising and bond prices declining. Such is the life we have chosen!

The level of real yields (yield less inflation) is a measure of value for fixed-income products. Real yield levels are at record lows across all fixed income products. Relative to other fixed-income products, municipal bonds appear to be attractive. Graph III illustrates this measure.

Graph III: 5 Yr AAA Muni Real Yield Using Core PCE

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LETTER TO SHAREHOLDERS, CONTINUED

Graph IV: % of Portfolio Maturing

The Federal Reserve tends to favor the Personal Consumption Expenditure Index (PCE) as an inflation measure; here, we use that index in our real yield calculations. Real yield levels for five-year AAA general-obligation municipal bonds, using Core PCE as the inflation measure, are negative and are at 20-year lows. We worry. At the same time, we are reminded of a famous quote by John Maynard Keynes, “The market can stay irrational longer than you can stay solvent.” Solvency is not an issue, of course, but Graph III would suggest rationality is. This state of affairs can continue for some time, but it remains a risk. The long-term average real yield for a five-year AAA municipal general obligation bond is 1.45%, meaning that since May 1991, investors have demanded 1.45% above the Core PCE inflation rate to invest in five-year AAA general obligation bonds. The current yield on a five-year AAA municipal general obligation bond is 0.62%. If this relationship were to return to the average long-term real yield level, one of three things would have to happen. First, five-year interest rates would need to increase by about 2.50%. Second, inflation would have to decrease by about 2.50%. Neither of these two outcomes would be pleasant. Third, some combination of the two prior outcomes could occur, which also promises to be unpleasant. Investors should use this information to recognize the risk inherent in fixed-income products at these historically low yield levels. They should take this opportunity to review their portfolios and determine if they are properly diversified. In addition, investors should ask themselves if they have an appropriate time horizon in mind for their investments. We suggest two to three years from the point that question is posed.

Conclusion

Your Thornburg California Limited Term Municipal Fund currently consists of a laddered portfolio structure of 220 securities. We ladder our core portfolios because we believe this structure has the potential to maximize an investor’s income. In fact, in an internal study of portfolio structures (using indices as proxies for portfolios) extending back to 1997, a hypothetical laddered portfolio structure outperformed bullet and barbell structures approximately 2/3 of the time (for a copy of the study, go to www.thornburg. com/whyladder). Past performance does not guarantee future results, of course. The laddering structure manages a portfolio’s yield-curve exposure via a roughly equal weighting of each maturity, thereby mitigating a major risk factor. Graph I illustrates that yield changes are not uniform across the Fund’s

12    Certified Annual Report

investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year, so it can be reinvested. Graph IV describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. We thank you for the trust you have placed with us and will continue to keep that foremost in our minds.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2012

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,830,000	$2,162,438
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Capital Projects)	AA/A1	1,000,000	1,238,080
Alvord USD GO, 5.25% due 2/1/2014 (Insured: Natl-Re)	A+/Baa2	1,150,000	1,203,245
Anaheim Public Financing Authority, 5.00% due 10/1/2020 (Electric System Distribution; Insured: AMBAC)	NR/NR	445,000	479,492
Anaheim Public Financing Authority, 5.00% due 10/1/2021 (Electric System Distribution; Insured: AMBAC)	NR/NR	820,000	878,622
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Facility Improvements; Insured: AGM)	AA-/Aa3	3,000,000	2,054,700
Antelope Valley Community College District GO, 2.00% due 11/30/2012	SP-1+/NR	3,050,000	3,058,753
Bay Area Toll Authority, 5.00% due 4/1/2016 (San Francisco Bay Area)	AA/Aa3	2,075,000	2,395,401
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	3,060,000	3,585,218
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A3	1,540,000	1,784,429
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,650,982
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A3	1,445,000	1,705,273
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,367,240
California HFFA, 4.00% due 2/1/2013 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A-/NR	1,665,000	1,680,251
California HFFA, 5.25% due 10/1/2013 (Providence Health and Services)	AA/Aa2	650,000	680,843
California HFFA, 5.00% due 8/15/2014 (Cedars-Sinai Medical Center)	NR/A2	1,500,000	1,618,515
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA/Aa2	1,100,000	1,331,781
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	A-/NR	2,715,000	3,127,626
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA/Aa2	1,000,000	1,260,250
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,413,322
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance)	A-/NR	1,635,000	1,833,456
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,363,562
California HFFA, 5.25% due 3/1/2022 (Catholic Healthcare West Health Facilities)	A/A2	1,000,000	1,187,160
California HFFA, 5.125% due 7/1/2022 (Catholic Healthcare West Health Facilities)	A/A2	2,635,000	2,860,292
California HFFA, 1.45% due 8/15/2023 put 3/15/2017 (Lucile Salter Packard Children’s Hospital)	AA/Aa3	3,000,000	3,052,110
California HFFA, 5.00% due 7/1/2027 put 7/1/2014 (Catholic Healthcare West Health Facilities)	A/A2	2,000,000	2,130,000
California Mobilehome Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	570,000	577,598
California PCR Financing Authority, 5.90% due 6/1/2014 (San Diego Gas & Electric)	A/A2	2,500,000	2,723,175
California PCR Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB/Baa3	2,820,000	3,205,748
California PCR Financing Authority, 0.20% due 11/1/2026 put 10/1/2012 (Pacific Gas & Electric; LOC: JPMorgan Chase Bank) (daily demand notes)	AA+/NR	7,900,000	7,900,026
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: Natl-Re)	BBB/A2	1,785,000	1,792,301
California State Department of Water Resources Power Supply, 5.00% due 5/1/2015	AA-/Aa3	5,000,000	5,582,750
California State Economic Recovery GO, 5.00% due 7/1/2015 (Insured: Natl-Re)	A+/Aa3	500,000	541,040
California State Economic Recovery GO, 5.00% due 7/1/2018	A+/Aa3	3,000,000	3,673,620

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State Housing Finance Agency, 3.70% due 8/1/2013 (Insured: FGIC)	BBB/Baa2	$1,670,000	$1,693,931
California State Housing Finance Agency, 3.80% due 2/1/2014 (Insured: FGIC)	BBB/Baa2	770,000	781,311
California State Housing Finance Agency, 5.00% due 2/1/2014 (Insured: FGIC) (AMT)	BBB/Baa2	2,405,000	2,439,560
California State Housing Finance Agency, 4.85% due 8/1/2016 (Insured: AGM) (AMT)	AA-/Aa3	1,000,000	1,064,440
California State Housing Finance Agency, 5.00% due 8/1/2017 (Insured: AGM) (AMT)	AA-/Aa3	980,000	1,044,572
California State Housing Finance Agency, 5.125% due 8/1/2018 (Insured: AGM) (AMT)	AA-/Aa3	1,000,000	1,057,670
California State Housing Finance Agency, 3.05% due 12/1/2019 (Insured: FHA)	NR/Aaa	735,000	755,146
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	A-/NR	1,000,000	1,172,430
California State Public Works Board, 5.25% due 10/1/2013 (California State University)	BBB+/Aa3	500,000	501,925
California State Public Works Board, 5.25% due 12/1/2014 (California Community Colleges)	BBB+/A2	1,525,000	1,530,765
California State Public Works Board, 5.00% due 1/1/2015 (Correctional Facilities Improvements; Insured: AMBAC)	BBB+/A2	2,000,000	2,182,880
California State Public Works Board, 5.00% due 11/1/2015 (University of California)	AA-/Aa2	1,000,000	1,095,310
California State Public Works Board, 5.00% due 11/1/2016 (California State University-J. Paul Leonard & Sutro Library)	BBB+/Aa3	1,000,000	1,150,180
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re/FGIC)	AA-/Aa2	1,185,000	1,453,367
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	BBB+/A2	1,635,000	1,947,628
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	BBB+/A2	2,500,000	3,034,425
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	BBB+/A2	1,200,000	1,432,428
California State School Cash Reserve Program Authority, 2.00% due 10/31/2012	SP-1+/NR	3,000,000	3,004,560
California Statewide Community Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: California Mtg Insurance)	A-/NR	750,000	805,208
California Statewide Community Development Authority, 5.00% due 4/1/2019 (Kaiser Credit Group)	A+/NR	3,600,000	4,300,884
California Statewide Community Development Authority, 5.00% due 7/1/2020 (Aspire Public Schools; Insured: College for Certain LLC)	NR/NR	1,460,000	1,468,453
California Statewide Community Development Authority, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison County; Insured: Syncora)	A/A1	2,000,000	2,036,300
California Statewide Community Development Authority PCR, 4.10% due 4/1/2028 put 4/1/2013 (Southern California Edison County; Insured: Syncora)	A/A1	3,225,000	3,283,856
Calipatria USD, 0% due 8/1/2025 (Educational Facilities Improvements; Insured: ACA)	NR/NR	5,000,000	2,311,300
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,237,236
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re/FGIC)	A+/NR	3,200,000	2,568,256
Centinela Valley USD GO, 4.00% due 12/1/2013	SP-1+/NR	3,000,000	3,116,580
Central Valley Financing Authority, 5.00% due 7/1/2015 (Carson Ice)	A+/A1	1,000,000	1,102,780
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	A+/A1	500,000	606,820
Cerritos Public Financing Authority, 5.00% due 11/1/2014 (Insured: AMBAC)	A-/NR	1,260,000	1,334,680
Chabot-Las Positas Community College District GO, 0% due 8/1/2018 (Capital Improvements; Insured: AMBAC)	AA-/Aa2	2,465,000	2,054,232
Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project)	A-/NR	1,300,000	1,510,132
Chula Vista Elementary School District COP, 4.70% due 9/1/2022 (Insured: Natl-Re)	BBB/Baa2	900,000	904,563
City of Burbank California Water and Power Electric, 5.00% due 6/1/2015 (Electric Systems Capital Improvements)	AA-/A1	750,000	836,580
City of Burbank California Water and Power Electric, 5.00% due 6/1/2016 (Electric Systems Capital Improvements)	AA-/A1	500,000	576,980
City of Burbank California Water and Power Electric, 5.00% due 6/1/2017 (Electric Systems Capital Improvements)	AA-/A1	1,000,000	1,191,910
City of Burbank California Water and Power Electric, 5.00% due 6/1/2018 (Electric Systems Capital Improvements)	AA-/A1	360,000	438,106
City of Burbank California Water and Power Electric, 5.00% due 6/1/2020 (Electric Systems Capital Improvements)	AA-/A1	625,000	778,613
City of Folsom, 4.00% due 12/1/2014 (Community Facilities District No. 2)	A+/NR	755,000	790,160

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	$1,100,000	$1,230,460
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,101,712
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank N.A.)	NR/Aa2	3,000,000	3,155,460
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	BBB/NR	965,000	1,009,062
City of Oxnard Financing Authority, 5.00% due 5/1/2013 (Solid Waste System; Insured: AMBAC) (AMT)	A-/NR	2,115,000	2,153,408
City of Oxnard Financing Authority, 5.25% due 6/1/2014 (Wastewater Treatment Plants; Insured: Natl-Re/FGIC)	BBB/NR	1,000,000	1,028,400
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC)	NR/NR	1,250,000	1,353,325
City of Seal Beach Redevelopment Agency, 5.20% due 12/15/2013 (Seal Beach Mobile Home Park; Insured: ACA)	NR/NR	245,000	248,224
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	A/A2	1,155,000	1,358,961
City of Torrance, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	A/A2	2,600,000	2,609,906
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	BBB/Baa2	1,240,000	1,340,948
City of Whittier, 5.375% due 8/1/2014 (Solid Waste; Insured: AMBAC)	NR/NR	370,000	370,803
Contra Costa Water District, 2.50% due 10/1/2013	AA/NR	2,000,000	2,046,720
Corona-Norco USD GO, 2.00% due 12/31/2012	SP-1+/NR	5,000,000	5,021,100
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA-/Aa2	1,595,000	1,461,690
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,972,969
County of Monterey COP, 5.00% due 8/1/2014 (Natividad Medical Center; Insured: AGM)	AA/Aa3	2,000,000	2,142,300
County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/Aa3	3,700,000	4,393,306
County of Stanislaus, 5.75% due 5/1/2015 (Insured: Natl-Re)	A+/Baa2	1,815,000	1,973,250
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A/NR	1,085,000	1,253,674
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A/NR	1,135,000	1,330,390
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A/NR	1,195,000	1,417,378
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	AA-/Aa3	735,000	816,534
Fresno USD GO, 5.90% due 8/1/2017 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	590,000	694,395
Fresno USD GO, 5.90% due 8/1/2018 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	630,000	756,920
Fresno USD GO, 5.90% due 8/1/2019 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	675,000	818,404
Fresno USD GO, 5.00% due 2/1/2020 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	2,510,000	2,891,871
Fresno USD GO, 5.90% due 8/1/2020 (Educational Facilities Improvements; Insured: Natl-Re)	A+/Baa2	720,000	878,069
Fullerton Public Financing Authority, 5.00% due 9/1/2016 (Insured: AMBAC)	A/NR	1,775,000	1,902,835
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA-/NR	1,335,000	1,516,186
Irvine Public Facilities & Infrastructure Authority, 2.00% due 9/2/2013	BBB+/NR	1,000,000	1,008,870
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2015	BBB+/NR	570,000	587,761
Irvine Public Facilities & Infrastructure Authority, 3.00% due 9/2/2016	BBB+/NR	1,290,000	1,331,873
Kern Community College District COP, 4.00% due 4/1/2014	SP-1+/NR	3,000,000	3,134,400
Lindsay USD COP, 5.75% due 10/1/2017 (Insured: AGM)	AA-/NR	1,160,000	1,294,746
Lindsay USD COP, 6.00% due 10/1/2018 (Insured: AGM)	AA-/NR	680,000	777,832
Lodi Public Financing Authority, 3.00% due 10/1/2016 (City Police Building and Jail)	A/NR	830,000	870,894
Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A/NR	965,000	1,115,038
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A/NR	1,020,000	1,177,590
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A/NR	1,040,000	1,194,263
Long Beach Bond Finance Authority, 5.00% due 11/15/2012 (Natural Gas Utility Improvements)	A-/Baa2	1,050,000	1,055,502
Los Alamitos USD GO, 0% due 9/1/2016 (School Facilities Improvement)	SP-1+/Aa2	2,000,000	1,889,960
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016	A+/A2	2,000,000	2,237,220
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017	A+/A2	1,660,000	1,889,146
Los Angeles County Public Works Financing Authority, 5.00% due 9/1/2014 (Multiple Facilities Projects; Insured: Natl-Re/FGIC)	BBB/NR	2,990,000	3,206,745
Los Angeles County Public Works Financing Authority, 4.25% due 6/1/2016 (Calabasas Landfill; Insured: AMBAC)	A+/A1	1,000,000	1,062,780

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	A+/A1	$2,060,000	$2,428,946
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,416,039
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,402,880
Los Angeles Department of Water & Power, 0.18% due 7/1/2034 put 10/1/2012 (SPA: Wells Fargo Bank N.A.) (daily demand notes)	AA-/Aa3	3,200,000	3,200,000
Los Angeles Department of Water & Power, 0.15% due 7/1/2035 put 10/1/2012 (SPA: Royal Bank of Canada) (daily demand notes)	AA/Aa2	10,600,000	10,600,000
Los Angeles Municipal Improvement Corp., 5.00% due 11/1/2017 (Capital Equipment)	A+/A3	3,235,000	3,764,667
Los Angeles USD COP, 5.00% due 10/1/2014 (Information Technology Projects; Insured: AMBAC)	A+/A1	725,000	786,342
Los Angeles USD COP, 5.00% due 10/1/2015 (Information Technology Projects; Insured: AMBAC)	A+/A1	1,500,000	1,670,985
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities Improvements)	A+/A1	2,000,000	2,412,400
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities Improvements; Insured: Natl-Re/FGIC)	AA-/NR	1,275,000	1,311,797
Merced Redevelopment Agency, 5.25% due 9/1/2020	BB+/NR	1,190,000	1,254,367
Milpitas Redevelopment Agency, 5.00% due 9/1/2015 (Insured: Natl-Re)	A/Baa2	2,200,000	2,290,750
Mojave USD COP, 0% due 9/1/2017 (Educational Facilities Improvements; Insured: AGM)	AA-/NR	1,045,000	933,687
Mojave USD COP, 0% due 9/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA-/NR	1,095,000	931,210
Mojave USD GO, 0% due 6/1/2013 (Cash Flow Management)	SP-1+/NR	2,070,000	2,056,690
Northern California Power Agency, 4.00% due 7/1/2015 (Hydroelectric Project)	A+/A2	500,000	545,860
Northern California Power Agency, 5.00% due 7/1/2016 (Hydroelectric Project)	A+/A2	500,000	578,800
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A2	100,000	118,645
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A2	1,250,000	1,514,300
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A3	2,340,000	2,832,172
Norwalk Redevelopment Agency, 5.00% due 10/1/2014 (Insured: Natl-Re)	BBB/Baa2	625,000	661,600
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa3	2,000,000	1,652,240
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	A+/A1	2,635,000	1,952,693
Pittsburg Redevelopment Agency, 5.00% due 8/1/2020 (Los Medanos Community Development Project; Insured: Natl-Re)	BBB+/Baa2	1,205,000	1,221,725
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities Improvements; Insured: Natl-Re)	A/Baa2	465,000	569,597
Redding Electrical Systems COP, 5.00% due 6/1/2020 (Insured: AGM)	NR/Aa3	2,500,000	2,933,500
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa2	1,250,000	1,433,438
Richmond Joint Powers Financing Authority, 5.25% due 5/15/2013	A+/NR	105,000	105,258
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2016 (Ridgecrest Redevelopment Project)	A-/Ba1	1,055,000	1,152,123
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Ridgecrest Redevelopment Project)	A-/Ba1	1,055,000	1,165,100
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Ridgecrest Redevelopment Project)	A-/Ba1	1,050,000	1,179,339
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Ridgecrest Redevelopment Project)	A-/Ba1	1,050,000	1,203,206
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Ridgecrest Redevelopment Project)	A-/Ba1	1,040,000	1,195,407
Riverside County Palm Desert Financing Authority, 5.00% due 5/1/2013 (County Facilities Projects)	AA-/A2	1,000,000	1,026,890
Riverside County Public Financing Authority, 3.625% due 10/1/2012 (Jurupa Valley Desert & Interstate 215; Insured: Natl-Re)	BBB/Baa2	1,245,000	1,245,087
Rosemead Community Development Commission, 5.00% due 10/1/2015 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	1,015,000	1,093,449
Rosemead Community Development Commission, 5.00% due 10/1/2016 (Redevelopment Project Area No. 1; Insured: AMBAC)	A+/NR	700,000	768,033
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A-/Baa2	1,390,000	1,520,604
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: Natl-Re)	BBB/Baa2	3,480,000	3,281,118
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,600,000	4,352,760
Sacramento Cogeneration Authority, 5.00% due 7/1/2015 (Procter & Gamble Project)	A+/A1	1,100,000	1,221,627

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	A+/A1	$625,000	$757,488
Sacramento County Sanitation Districts Financing Authority, 0.21% due 12/1/2039 put 10/1/2012 (LOC: Morgan Stanley) (daily demand notes)	AAA/Aa3	18,300,000	18,300,000
Sacramento Municipal Utility District, 5.00% due 7/1/2020 (Cosumnes Project; Insured: Natl-Re)	BBB/A3	3,000,000	3,279,180
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	309,831
San Diego Redevelopment Agency, 5.00% due 9/1/2014 (Centre City Redevelopment; Insured: AMBAC)	NR/Ba1	200,000	210,546
San Diego Redevelopment Agency, 5.25% due 9/1/2015 (Centre City Redevelopment; Insured: AGM)	AA-/Aa3	1,375,000	1,387,361
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/Ba1	3,215,000	3,516,985
San Diego Redevelopment Agency, 0% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA-/Aa3	1,910,000	1,562,246
San Diego Redevelopment Agency, 5.80% due 11/1/2021 (Horton Plaza)	A-/Ba1	2,635,000	2,640,244
San Diego USD GO, 5.50% due 7/1/2020 (Insured: Natl-Re)	AA-/Aa2	1,390,000	1,777,601
San Francisco City & County Airports Commission, 4.00% due 5/1/2013	A+/A1	500,000	510,885
San Francisco City & County COP, 5.00% due 11/1/2022 (525 Golden Gate Ave-Public Utilities Commission Office Project)	AA-/A1	700,000	824,250
San Francisco City & County Redevelopment Agency, 0% due 7/1/2013 (George R. Moscone Convention Center)	AA-/Aa3	1,200,000	1,192,752
San Francisco City & County Redevelopment Agency, 5.25% due 8/1/2013 (San Francisco Redevelopment Project; Insured: Natl-Re/FGIC)	A/Ba1	1,250,000	1,284,138
San Francisco City & County Redevelopment Agency, 5.25% due 8/1/2014 (San Francisco Redevelopment Project; Insured: Natl-Re/FGIC)	A/Ba1	2,000,000	2,043,820
San Francisco City & County Redevelopment Agency, 5.00% due 6/1/2020 (San Francisco Redevelopment Project; Insured: AGM)	AA-/Aa3	1,730,000	2,052,299
San Joaquin County COP, 5.50% due 11/15/2013 (Capital Facilities; Insured: Natl-Re)	BBB/Baa2	690,000	700,447
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA-/Aa2	5,000,000	3,990,050
San Jose Financing Authority, 5.25% due 6/1/2016 (Civic Center Project; Insured: AMBAC)	AA/Aa3	500,000	502,090
San Luis & Delta-Mendota Water Authority, 4.50% due 3/1/2014 (DHCCP Development Project)	A+/NR	2,000,000	2,098,800
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: Natl-Re)	BBB/Baa2	1,000,000	1,001,810
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities Improvements; Insured: Natl-Re/FGIC)	AA/Aa1	2,000,000	1,703,160
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	BBB/Baa2	2,000,000	2,334,380
Santa Ana USD GO, 0% due 8/1/2020 (Insured: Natl-Re/FGIC)	BBB/NR	2,035,000	1,601,810
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities)	AA/A1	1,000,000	1,120,740
Santa Margarita-Dana Point Authority, 7.25% due 8/1/2013 (Improvement Districts 3-3A, 4-4A; Insured: Natl-Re)	BBB/Baa2	2,000,000	2,088,780
Santa Monica Community College District GO, 0% due 8/1/2018 (College District Capital Improvements; Insured: MBIA)	AA/Aa1	1,320,000	1,080,895
Solano County COP, 5.00% due 11/15/2013 (Health & Social Services Headquarters)	AA-/A1	1,780,000	1,868,519
Solano County COP, 5.00% due 11/15/2016 (Health & Social Services Headquarters)	AA-/A1	1,000,000	1,145,710
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	A+/A1	1,060,000	1,103,884
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	A+/A1	1,000,000	1,044,960
Southern California Public Power Authority, 5.00% due 11/1/2013 (Gas Project No. 1)	BBB/Baa1	1,000,000	1,039,020
Southern California Public Power Authority, 0% due 7/1/2015 (Multiple Transmission Projects; Insured: Natl-Re)	AA-/Aa3	1,500,000	1,451,115
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Adelanto Projects; Insured: AMBAC)	NR/Aa3	450,000	483,147
Southern California Public Power Authority, 5.15% due 7/1/2015 (Mead-Phoenix Project; Insured: AMBAC)	NR/Aa3	275,000	295,350

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Southern California Public Power Authority, 5.00% due 7/1/2016 (Southern Transmission Project)	AA-/NR	$2,000,000	$2,331,420
State of California, 2.50% due 6/20/2013 (General Fund Cash Management)	SP-1+/Mig1	8,850,000	8,992,219
State of California GO, 5.00% due 3/1/2017 (Various Capital Projects; Insured: Syncora)	A-/A1	2,860,000	3,260,572
State of California GO, 5.25% due 2/1/2018 pre-refunded 2/1/2013 (Kindergarten University Facilities)	AA+/Aaa	3,000,000	3,051,720
State of California GO, 5.00% due 9/1/2020 (Kindergarten University Facilities)	A-/A1	2,000,000	2,453,000
State of California GO, 0.17% due 5/1/2034 put 10/1/2012 (Kindergarten University Facilities; LOC: Citibank N.A.) (daily demand notes)	AAA/Aa2	1,000,000	1,000,000
State of California GO, 0.20% due 5/1/2034 put 10/1/2012 (Kindergarten University Facilities; LOC: Citibank N.A./California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	4,500,000	4,500,000
State of California GO, 0.22% due 5/1/2034 put 10/1/2012 (Kindergarten University Facilities; LOC: Citibank N.A./California State Teachers’ Retirement System) (daily demand notes)	A/Aa3	850,000	850,000
Sweetwater Union High School District COP, 4.00% due 9/1/2014 (Rancho Del Rey Middle School; Insured: Natl-Re)	BBB/Baa2	1,020,000	1,063,442
Sweetwater Union High School District COP, 5.00% due 9/1/2021 (High Schools No. 11 & No. 12 Projects; Insured: AGM)	AA-/Aa3	2,250,000	2,278,777
Tracy Area Public Facilities Financing Agency, 5.875% due 10/1/2019 (Community Facilities District No. 87)	BBB/Baa2	590,000	597,298
Tuolumne Wind Project Authority, 5.00% due 1/1/2015 (Tuolumne Co.)	A+/A2	500,000	546,075
Tuolumne Wind Project Authority, 5.00% due 1/1/2018 (Tuolumne Co.)	A+/A2	1,690,000	2,007,737
Turlock Irrigation District, 5.00% due 1/1/2015	A+/A2	1,125,000	1,232,123
Turlock Irrigation District, 5.00% due 1/1/2019	A+/A2	1,000,000	1,204,330
Tustin Community Redevelopment Agency, 3.50% due 9/1/2014 (Public Improvements; Insured: AGM)	AA-/NR	760,000	797,172
Twin Rivers USD COP, 3.50% due 6/1/2041 put 5/31/2013 (Educational Facilities Improvements; Insured: AGM)	AA-/NR	2,000,000	2,005,380
Twin Rivers USD GO, 0% due 4/1/2014 (Educational Facilities Improvements)	SP-1/NR	1,000,000	979,470
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	A/A1	2,000,000	1,666,880
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/Baa2	1,050,000	751,328
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: Natl-Re/FGIC) (ETM)	NR/NR	445,000	471,598
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	823,172
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	995,030
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,183,684
West Contra Costa USD GO, 4.00% due 8/1/2013 (Educational Facilities Improvements; Insured: AGM)	AA-/Aa3	500,000	512,875

TOTAL INVESTMENTS — 97.99% (Cost $379,227,809)			$397,623,662

OTHER ASSETS LESS LIABILITIES — 2.01%			8,165,645

NET ASSETS — 100.00%			$405,789,307

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

20    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2012

ASSETS
Investments at value (cost $379,227,809) (Note 2)	$397,623,662
Cash	4,834,124
Receivable for fund shares sold	1,069,434
Interest receivable	3,657,717
Prepaid expenses and other assets	106

Total Assets	407,185,043

LIABILITIES
Payable for fund shares redeemed	896,344
Payable to investment advisor and other affiliates (Note 3)	246,824
Accounts payable and accrued expenses	46,255
Dividends payable	206,313

Total Liabilities	1,395,736

NET ASSETS	$405,789,307

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,404
Net unrealized appreciation on investments	18,395,853
Accumulated net realized gain (loss)	293,032
Net capital paid in on shares of beneficial interest	387,098,018

$405,789,307

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($150,155,024 applicable to 10,921,990 shares of beneficial interest outstanding - Note 4)	$13.75
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.96

Class C Shares:
Net asset value and offering price per share* ($59,562,945 applicable to 4,328,857 shares of beneficial interest outstanding - Note 4)	$13.76

Class I Shares:
Net asset value, offering and redemption price per share ($196,071,338 applicable to 14,248,467 shares of beneficial interest outstanding - Note 4)	$13.76

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    21

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Interest income (net of premium amortized of $3,100,753)	$10,571,141

EXPENSES:
Investment advisory fees (Note 3)	1,709,371
Administration fees (Note 3)
Class A Shares	171,530
Class C Shares	64,740
Class I Shares	76,429
Distribution and service fees (Note 3)
Class A Shares	343,059
Class C Shares	260,193
Transfer agent fees
Class A Shares	38,938
Class C Shares	23,707
Class I Shares	35,702
Registration and filing fees
Class A Shares	38
Class C Shares	38
Class I Shares	38
Custodian fees (Note 3)	79,171
Professional fees	28,652
Accounting fees	8,492
Trustee fees	10,113
Other expenses	32,770

Total Expenses	2,882,981
Less:
Fees paid indirectly (Note 3)	(5,833)

Net Expenses	2,877,148

Net Investment Income	7,693,993

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	293,032
Net change in unrealized appreciation (depreciation) on investments	7,910,143

Net Realized and Unrealized Gain	8,203,175

Net Increase in Net Assets Resulting from Operations	$15,897,168

See notes to financial statements.

22    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$7,693,993	$7,152,466
Net realized gain (loss) on investments	293,032	230,108
Net unrealized appreciation (depreciation) on investments	7,910,143	752,244

Net Increase (Decrease) in Net Assets Resulting from Operations	15,897,168	8,134,818

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,954,435)	(3,228,051)
Class C Shares	(975,200)	(1,034,416)
Class I Shares	(3,764,358)	(2,889,999)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	22,903,988	8,719,932
Class C Shares	12,392,594	3,784,147
Class I Shares	71,789,804	41,213,163

Net Increase in Net Assets	115,289,561	54,699,594

NET ASSETS:
Beginning of Year	290,499,746	235,800,152

End of Year	$405,789,307	$290,499,746

Undistributed net investment income	$2,404	$88

See notes to financial statements.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (“the Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (“the Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where the market value of a debt obligation held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. In any case where a pricing service fails to provide a price for a debt obligation held by

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$397,623,662	$—	$397,623,662	$—

Total Investments in Securities	$397,623,662	$—	$397,623,662	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investments transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it refunded commissions of $13,258 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,358 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, fees paid indirectly were $5,833.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,337,311	$45,421,777	2,623,333	$34,563,347
Shares issued to shareholders in reinvestment of dividends	165,009	2,247,338	155,786	2,053,355
Shares repurchased	(1,821,571)	(24,765,127)	(2,115,963)	(27,896,770)

Net increase (decrease)	1,680,749	$22,903,988	663,156	$8,719,932

Class C Shares
Shares sold	1,559,315	$21,248,082	995,972	$13,168,906
Shares issued to shareholders in reinvestment of dividends	51,394	700,402	51,658	681,227
Shares repurchased	(701,947)	(9,555,890)	(765,757)	(10,065,986)

Net increase (decrease)	908,762	$12,392,594	281,873	$3,784,147

Class I Shares
Shares sold	7,459,712	$101,835,082	5,116,896	$67,639,490
Shares issued to shareholders in reinvestment of dividends	162,300	2,214,254	119,897	1,582,985
Shares repurchased	(2,366,192)	(32,259,532)	(2,136,868)	(28,009,312)

Net increase (decrease)	5,255,820	$71,789,804	3,099,925	$41,213,163

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $106,637,353 and $40,388,008, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$379,227,809

Gross unrealized appreciation on a tax basis	$18,491,687
Gross unrealized depreciation on a tax basis	(95,834)

Net unrealized appreciation (depreciation) on investments (tax basis)	$18,395,853

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $2,316 and decreased net capital paid in on shares of beneficial interest by $2,316. This reclassification has no impact on the net asset value of the Fund. Reclassifications resulted primarily from non-deductible expenses.

At September 30, 2012, the Fund did not have any undistributed tax basis net tax-exempt income, or net ordinary income. At September 30, 2012, the Fund had $293,032 undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2012 and September 30, 2011 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Tax exempt income	$7,693,980	$7,145,306
Ordinary income	13	7,160

Total	$7,693,993	$7,152,466

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

28    Certified Annual Report

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Certified Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$13.41	0.29	0.34	0.63	(0.29)	—	(0.29)	$13.75	2.15	0.95	0.95	0.95	4.78	13.06	$150,155
2011(b)	$13.38	0.36	0.03	0.39	(0.36)	—	(0.36)	$13.41	2.71	0.96	0.96	0.96	2.98	13.33	$123,910
2010(b)	$13.09	0.39	0.29	0.68	(0.39)	—	(0.39)	$13.38	2.94	0.97	0.97	0.97	5.29	13.69	$114,813
2009(b)	$12.49	0.44	0.60	1.04	(0.44)	—	(0.44)	$13.09	3.48	0.98	0.98	0.99	8.50	44.06	$79,455
2008(b)	$12.73	0.42	(0.24)	0.18	(0.42)	—	(0.42)	$12.49	3.32	1.00	0.98	1.00	1.42	34.88	$66,023
Class C Shares
2012	$13.42	0.26	0.34	0.60	(0.26)	—	(0.26)	$13.76	1.88	1.22	1.22	1.22	4.49	13.06	$59,563
2011	$13.40	0.32	0.02	0.34	(0.32)	—	(0.32)	$13.42	2.45	1.22	1.22	1.22	2.63	13.33	$45,897
2010	$13.10	0.35	0.30	0.65	(0.35)	—	(0.35)	$13.40	2.67	1.23	1.23	1.74	5.09	13.69	$42,039
2009	$12.50	0.41	0.60	1.01	(0.41)	—	(0.41)	$13.10	3.23	1.24	1.24	1.76	8.22	44.06	$26,004
2008	$12.74	0.39	(0.24)	0.15	(0.39)	—	(0.39)	$12.50	3.06	1.26	1.24	1.78	1.16	34.88	$15,963
Class I Shares
2012	$13.42	0.33	0.35	0.68	(0.34)	—	(0.34)	$13.76	2.46	0.62	0.62	0.62	5.12	13.06	$196,071
2011	$13.40	0.40	0.02	0.42	(0.40)	—	(0.40)	$13.42	3.03	0.63	0.62	0.63	3.24	13.33	$120,693
2010	$13.10	0.43	0.30	0.73	(0.43)	—	(0.43)	$13.40	3.27	0.63	0.63	0.63	5.72	13.69	$78,948
2009	$12.50	0.48	0.60	1.08	(0.48)	—	(0.48)	$13.10	3.81	0.65	0.65	0.65	8.86	44.06	$41,186
2008	$12.74	0.47	(0.24)	0.23	(0.47)	—	(0.47)	$12.50	3.66	0.65	0.63	0.65	1.77	34.88	$41,814

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,020.90	$4.79
Hypothetical*	$1,000.00	$1,020.26	$4.79
Class C Shares
Actual	$1,000.00	$1,019.60	$6.14
Hypothetical*	$1,000.00	$1,018.92	$6.14
Class I Shares
Actual	$1,000.00	$1,021.90	$3.13
Hypothetical*	$1,000.00	$1,021.90	$3.13

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; C: 1.22%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg California Limited Term Municipal Fund versus BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index, Barclays Five-Year Municipal Bond Index, and Consumer Price Index (September 30, 2002 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

				Since
	1 Yr	5 Yrs	10 Yrs	Inception
A Shares (Incep: 2/19/87)	3.24%	4.26%	3.20%	4.71%
C Shares (Incep: 9/1/94)	3.98%	4.29%	3.08%	3.75%
I Shares (Incep: 4/1/97)	5.12%	4.91%	3.69%	4.31%

Effective February 1, 2012, the Fund’s benchmark changed from the Barclays Five-Year Municipal Bond Index to the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Advisor believes that the new index better reflects the Fund’s principal investment strategies, including the Fund’s practice of investing in obligations having a range of maturities.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012. (8) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, dividends paid by the Fund of $7,693,980 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii), measures of the Fund’s investment performance over different periods of time relative to two categories of California municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and comparative performance data presented, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in all years, that the Fund’s investment return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded or were comparable to the average returns of the category in eight of the preceding nine years. Noted quantitative data further showed that the Fund’s investment returns fell within the top decile of performance for the first fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s investment returns fell within the top quartile of performance for the second fund category for the one-year and three-year period ended with the second quarter and within the top decile for the five-year period. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, also considered the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and slightly higher than the average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was somewhat higher than the median and slightly higher than the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2012 (Unaudited)

of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealer firms, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    41

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    43

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH859

Thornburg Investment Management®

Thornburg New Mexico Intermediate Municipal Fund

Informational Brochure and Annual Report – September 30, 2012

Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager
Among 41 firms in the Large Company Universe

THE STATE OF NEW MEXICO

Invest in our planet, while you invest with us

You invest in the future, without spending a dime.

edelivery

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund's primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Core PCE Price Index – Personal Consumption Expenditures (PCE) prices excluding food and energy.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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IMPORTANT INFORMATION, CONTINUED

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

4    This page is not part of the Annual Report.

THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.96%, as disclosed in the most recent Prospectus.

Long-term Stability of Principal

Net Asset Value History of A shares from June 18, 1991 through September 30, 2012

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without sales charge	4.80%	4.03%	4.71%	3.84%	4.94%
With sales charge	2.70%	3.33%	4.28%	3.64%	4.84%

30-Day Yields, A Shares

As of September 30, 2012

Annualized Distribution Yield	SEC Yield
2.62%	0.98%

Key Portfolio Attributes

As of September 30, 2012

Number of Bonds	123
Effective Duration	4.8Yrs
Average Maturity	9.0Yrs

See the entire portfolio in the Schedule of Investments beginning on page 14.

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Thornburg New Mexico Intermediate Municipal Fund — September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

October 13, 2012

Dear Fellow Shareholder:

We are pleased to present the annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 23 cents to $13.95 per share during the fiscal year ended September 30, 2012. If you were with us for the entire period, you received dividends of 40.8 cents per share. If you reinvested your dividends, you received 41.4 cents per share. Dividends per share were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a total return of 4.80% at NAV for the fiscal year ended September 30, 2012, compared to 7.06% for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The investment-universe constraints of a single-state fund can often lead to wide performance variations, and the Fund generated 0.94% less price appreciation and 1.32% less income.

The markets’ positive returns were primarily due to declining interest rates and narrowing credit spreads. Interest rates declined more for longer maturities; consequently, longer-maturity bonds outperformed shorter-maturity bonds. As credit spreads compressed, lower-quality bonds outperformed higher quality bonds. The Fund’s overall price depreciation is due to several factors. Our interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve added 0.34% of relative price appreciation. Our overweight to the insured and revenue sectors subtracted 0.34%. We underweighted the general obligation and pre-refunded sectors, which added 0.13% of relative price performance. Our overweight to lower-credit-quality securities subtracted 0.46% of performance relative to the benchmark. Other risk factors subtracted 0.61%.

The New Mexico Economy, the Fiscal Cliff, and the Presidential Election

The relative economic health of the state of New Mexico, as measured by Bloomberg’s Economic Evaluation of the States index, is 51 out of 51 (the index includes the District of Columbia), even with our state’s unique strengths. This index is based on data from the second quarter of 2012 versus the second quarter of 2011. The data used in the index includes the following:

•	Percentage change in mortgage delinquency rates

•	Percentage change in personal income

•	Percentage change in tax revenue

•	Percentage change in non-farm employment

•	Percentage change in home prices

•	Percentage change in equity index - a capitalization-weighted index consisting of equities domiciled in New Mexico

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LETTER TO SHAREHOLDERS, CONTINUED

The overall economic health grade reflected in this index is negative 9.6% (as of 10/18/2012), based on a scale ranging from 11.0% to negative 11.0%. The best-performing state based on this evaluation metric is North Dakota, which posted an economic evaluation reading of 10.8%.

Positive Drivers

The positive factors in New Mexico’s evaluation were personal income, which increased 2.0% from the second quarter of 2011 versus the same quarter in 2012. Personal income is defined as the income that is received by all persons from all sources, as reported by the Bureau of Economic Analysis (BEA). The equity index was up 12.4% for the same period.

Negative Drivers

The other five factors were negative – to varying degrees. Mortgage delinquencies were up 0.2%; this measure shows “seriously” delinquent (90+ days) first-mortgage loans. This statistic began to climb in late 2008, reaching a high of 6.3% in March 2012. It has hovered between 5.9% and 6.13% since then; the last reading in June 2012 was 6.13%. State tax revenues were down 9.0%. This measure is based on the quarterly summary of state government tax revenue provided by the U.S. Census Bureau. New Mexico quarterly state tax revenues hit a high point in March 2006 and a low in September 2011. Due to the significant decline in revenues in September 2011, New Mexico state quarterly tax revenues are down 26% (on average) since June 2011. If one were to exclude the September decline as anomalous, quarterly state tax revenue would be down 11%. Non-farm payrolls were lower by 0.5%. Finally, home prices were down by 2.3%.

Unique Strengths

On the bright side, oil and gas resources provided over $2 billion in annual taxes and other revenues to the state. New Mexico’s August unemployment rate of 6.5% was below the national average of 8.1%.

The Fiscal Cliff

In addition to these fundamental factors, many investors are concerned about the impact of the so-called “fiscal cliff”, which The Washington Post referred to as follows:

The “ fiscal cliff” is a term coined by Federal Reserve Chairman Ben S. Bernanke. It refers to a collection of changes in current law that are all set to strike in January, triggering the sharpest reduction in the federal budget deficit in more than 40 years.

The Post goes on to say that taxes would also increase:

For most taxpayers, the bulk of the increase would be triggered by the expiration of tax cuts enacted in 2001 and 2003 during the George W. Bush administration. The expiration of President Obama’s payroll tax holiday, which shaved two percentage points off the 6.2 percent Social Security tax, comes in a close second. If these issues are not addressed, many analysts think the United States will be pushed into another recession.

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On top of all this, Europe is still a mess, but the fixed income markets seem not to be as headline sensitive to news coming out of Europe as they were last year. In its most recent meeting, the Federal Reserve Board (the Fed) decided to enter into a third round of quantitative easing, known as QE3. In this round, the Fed will concentrate its security purchases in the mortgage markets in an effort to lower borrowing costs for homebuyers, which should spur the housing market. But as anyone who has recently applied for a mortgage knows, it is not the interest cost of the product that stands as a borrower’s major roadblock. The fixed income markets’ initial reaction to the latest Fed move was an increase in inflation expectations and a decrease in bond prices, though this fear has subsided in recent weeks.

The Presidential Election and Tax Policy

Tax policy and the federal deficit have proven to be key election-season issues. Both candidates have put forward their respective plans for deficit reduction; both could influence the municipal bond market. Table I shows a side-by-side analysis based on a recent article in The Bond Buyer, a leading publication on the municipal bond market.

Table I

Obama	Romney

Extends the 2001 and 2003 tax cuts for individuals earning under $200,000 and families earning under $250,000.	Permanently extend all the 2001 and 2003 tax cuts. Eliminate taxation of investment income for individuals earning less than $200,000.

Returns to the Clinton Era highest marginal tax rate of 39.6%.	Lowers marginal rates across the board by 20%, eliminates the alternative minimum tax.

In a jobs bill he floated last October and his 2013 budget, Obama proposed to place a 28% cap on the value of tax-exempt interest for the wealthy.	Announced he would cap individual tax deductions at $17,000. Not clear if he would cap exclusions, like tax exemption, as well as deductions.

Bruce Bartlett, former policy adviser to President Ronald Reagan and Treasury official under President George H. W. Bush, said without a doubt Obama’s tax proposals would be more beneficial to the municipal market primarily because he wants to impose higher tax rates on the wealthy, which would make tax-exempt bonds more attractive.	While Romney has not specifically mentioned capping tax exemption, in a Wall Street Journal editorial in August, Glenn Hubbard, his senior economic adviser, said the exclusion of interest on tax-exempt municipal bonds is “on the table” for the Republican candidate.

One can see that both candidates’ potential tax policies, as understood today, could influence the municipal bond market. However, as with most election rhetoric, the eventual legislation may look nothing like the campaign proposals. There are two things that people should never watch being made, sausage and legislation!

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LETTER TO SHAREHOLDERS, CONTINUED

The Municipal Market

The demand picture in the municipal market improved during the fiscal year. Investors poured $56 billion into municipal bond mutual funds over the last 12 months. The total assets in municipal bond mutual funds were $562 billion, according to the Investment Company Institute, a mutual fund industry advocacy group. Assets in municipal bond mutual funds on November 30, 2010, just before the six-month period of investor exodus, were $497 billion. On the other side of the ledger, the supply picture improved. Nationally, the supply of new issue municipal bonds was up 44.5% for the period January through September 2012. During the same period, the supply of new-issue municipal bonds originating from New Mexico issuers decreased by 6.1%.

The trend towards lower interest rates continued throughout this fiscal year. With short-term yields anchored near zero, investors moved out along the yield curve in search of more income. This caused long-term maturities to decrease in yield much more than short-term maturities. The average change in yield for the Thornburg New Mexico Intermediate Municipal Fund’s investment universe (1–20 years), as measured by the average change in yield of a AAA general obligation bond, was negative 0.13% for the first half of the fiscal year. In the second half of the fiscal year, the same measure of average yield change was 0.42%. This decline in average yields was 1.5 times that of the 1–10 year maturity range of the municipal market. See Graph I.

Graph I: AAA General Obligation Municipal Yield Changes for 9/30/2011 through 9/30/2012

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Investors, again in a search for income, have been willing to pay much more for lower-quality securities than any time since 2008. This caused quality spreads to narrow and lower quality securities to outperform higher quality securities. On December 30, 2011, the incremental yield an investor gained for buying a BBB security versus a AAA security with a 10-year maturity was 3.00%. On September 30, 2012, that incremental yield equaled 2.08%, a 0.92% decrease. Graph II shows the quarter-by-quarter and cumulative total return performance of the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index for the fiscal year.

The credit picture in the municipal market is still mixed. Total tax revenues at the state of New Mexico have been mixed over the last year. The decrease in tax revenues experienced in September 2011 appears to be a seasonal anomaly, having occurred each September for the last few years. Tax revenues in the quarters that followed showed the same seasonal volatility, but at much lower absolute levels. At the local level – heavily reliant on real estate taxes – the continued decline of assessed values has put pressure on local finances. Pension funding levels continue to decline due to poor investment returns and cutbacks in annual pension contributions. New Mexico’s state pension plans were 72% funded according to the June 2012 Pew Center on the States The Widening Gap Update. The same group estimates that a 80% funding level is sufficient to meet future liabilities.

In the most recent semi-annual letter to shareholders, we noted the risks of rising interest rates. As bond portfolio managers, we are always worried. If bonds are doing well, the economy is probably doing poorly, and we worry. If the economy is doing well, we worry because yields are probably rising and bond prices are declining. Such is the life we have chosen!

The level of real yields (yield less inflation) is a measure of value for fixed income products. Real yield levels are at record lows across all fixed income products. Relative to other fixed income products, municipal bonds appear to be attractive. Graph III on the next page illustrates this measure.

Graph II: BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index

Quarterly and Cumulative Total Returns

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LETTER TO SHAREHOLDERS, CONTINUED

Real yield levels for ten-year AAA general obligation municipal bonds using Core Personal Consumption Expenditures (PCE) as an inflation measure are near 20-year lows. And we worry. At the same time, we are reminded of a famous quote by John Maynard Keynes, “The market can stay

Graph III: 10-Year AAA Muni Real Yield Using Core PCE

irrational longer than you can stay solvent.” Solvency is not an issue, of course, but Graph III would suggest rationality is. This state of affairs can continue for some time, but it is still a risk. The long-term average real yield for a ten-year AAA municipal general obligation bond is 2.18%. Meaning that since May 1991, investors have demanded 2.18% above the Core PCE inflation rate to invest in ten-year AAA general-obligation bonds. The current yield on a ten-year AAA municipal general-obligation bond is 1.69%, and Core PCE inflation is 1.60% as of August 31, 2012 (the last data point available). If this relationship were to return to the average long-term real yield level, one of three things would have to happen. First, 10-year interest rates would need to increase about 2.00%. Second, inflation would have to decrease by about 2.00%. Neither of these two outcomes would be pleasant. Third, some combination of the two prior outcomes could occur, which also promises to be unpleasant. Investors should use this information to recognize the risk inherent in fixed income products at these historically low yield levels. They should take this opportunity to review their portfolios and determine whether these portfolios are properly diversified. In addition, they should ask themselves if they have an appropriate time horizon in mind for their investments. We suggest two to three years from the point that question is posed.

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Graph IV: % of Portfolio Maturing

Conclusion

Your Thornburg New Mexico Intermediate Municipal Fund currently consists of a laddered portfolio structure of 123 securities. We ladder our core portfolios because we believe this structure has the potential to maximize an investor’s income. In fact, in an internal study of portfolio structures (using indices as proxies for portfolios) extending back to 1997, a hypothetical laddered portfolio structure outperformed bullet and barbell structures approximately 2/3 of the time (for a copy of the study, go to www.thornburg.com/whyladder). Past performance does not guarantee future results, of course. Laddering manages a portfolio’s yield curve exposure with a roughly equal weighting of each maturity, mitigating a major risk factor. Graph I illustrates that yield changes are not uniform across the New Mexico Intermediate Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year, so it can be reinvested. Graph IV describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. We would like to thank you for the trust you have placed with us and will continue to keep that foremost in our minds.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a] Albuquerque Metropolitan Arroyo Flood Control Authority GO, 2.00% due 8/1/2013 (Flood Control System Improvements)	AAA/Aaa	$2,200,000	$2,233,682
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	5,885,000	7,357,662
Bernalillo County GRT, 5.25% due 10/1/2012 (Public Capital Improvements)	AAA/Aa2	1,000,000	1,000,420
Bernalillo County GRT, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,577,980
Bernalillo County GRT, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	4,097,764
Bernalillo County GRT, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,657,334
Bernalillo County GRT, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	5,107,872
Bernalillo County GRT, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	100,000	126,965
Bernalillo County GRT, 5.70% due 4/1/2027 (Juvenile Detention Facilities)	AAA/Aa2	3,000,000	3,939,000
Bernalillo County GRT, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	415,000	544,895
Bernalillo County Water Utility Authority, 5.00% due 7/1/2021	AA+/Aa2	1,760,000	2,138,717
Bernalillo County Water Utility Authority, 5.50% due 7/1/2025	AA+/Aa2	1,000,000	1,258,340
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026	AA+/Aa2	1,420,000	1,687,130
Central New Mexico Community College, 4.00% due 8/15/2023	AA+/Aa1	1,920,000	2,211,840
City of Albuquerque, 5.50% due 7/1/2013 (Albuquerque International Sunport)	A/A2	4,000,000	4,156,640
City of Albuquerque, 5.00% due 7/1/2014	A/A2	1,000,000	1,077,300
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	1,340,000	1,609,809
City of Albuquerque GRT, 5.00% due 7/1/2021	AAA/Aa2	3,000,000	3,604,050
City of Albuquerque IDRB, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A2	820,000	834,219
City of Albuquerque IDRB, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	NR/A2	2,140,000	2,176,123
City of Farmington, 5.00% due 6/1/2013 (San Juan Regional Medical Center)	NR/A3	500,000	513,650
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	1,035,000	1,174,218
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	597,799
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	672,896
[b] City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	3,083,600
City of Farmington PCR, 4.70% due 9/1/2024 (Arizona Public Service Co.)	BBB/Baa1	4,000,000	4,455,760
City of Farmington PCR, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co. Four Corners Project)	BBB/Baa2	3,300,000	3,309,405
City of Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	A/A3	2,110,000	2,183,301
City of Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	A/A3	3,540,000	3,863,521
City of Rio Rancho GRT, 5.00% due 6/1/2014 (Public Service Facility Projects; Insured: Natl-Re/FGIC)	AA-/Aa2	955,000	1,022,843
City of Rio Rancho GRT, 5.00% due 6/1/2016 (Public Service Facility Projects; Insured: Natl-Re/FGIC)	AA-/Aa2	555,000	618,836
City of Rio Rancho GRT, 5.00% due 6/1/2022 (Public Service Facility Projects; Insured: Natl-Re/FGIC)	AA-/Aa2	1,000,000	1,104,450
Colfax County GRT, 5.00% due 9/1/2019 (Government Center Facility)	A-/NR	760,000	880,460
Colfax County GRT, 5.50% due 9/1/2029 (Government Center Facility)	A-/NR	2,510,000	2,854,297
County of Los Alamos GRT, 5.75% due 6/1/2016 (Public Facilities Projects)	AA+/Aa3	1,000,000	1,183,830

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Los Alamos GRT, 5.625% due 6/1/2023 (Public Facilities Projects)	AA+/Aa3	$1,000,000	$1,206,040
County of Los Alamos GRT, 5.75% due 6/1/2024 (Public Facilities Projects)	AA+/Aa3	3,000,000	3,623,880
County of Los Alamos GRT, 5.75% due 6/1/2025 (Public Facilities Projects)	AA+/Aa3	1,000,000	1,206,760
Dona Ana County, 5.50% due 12/1/2014 (County Administrative Facilities; Insured: Radian)	A/NR	460,000	501,497
Dona Ana County GRT, 5.50% due 6/1/2016 (County Jail Improvement Project; Insured: AMBAC)	NR/NR	250,000	274,170
Espanola Public School District, 3.55% due 7/1/2013 (State Aid Withholding)	NR/Aa1	410,000	419,594
Grant County Department of Health, 5.50% due 7/1/2020 (Ft. Bayard)	AA/Aa1	1,565,000	1,832,224
Grant County Department of Health, 5.50% due 7/1/2021 (Ft. Bayard)	AA/Aa1	1,655,000	1,924,037
Grant County Department of Health, 5.50% due 7/1/2022 (Ft. Bayard)	AA/Aa1	1,745,000	2,014,463
Guam Government 5.375% due 12/1/2024	BBB+/NR	2,000,000	2,205,320
Las Cruces State Shared GRT, 5.00% due 6/1/2021	NR/Aa3	730,000	890,461
Las Cruces State Shared GRT, 5.00% due 6/1/2022	NR/Aa3	765,000	922,139
Las Cruces State Shared GRT, 5.00% due 6/1/2023	NR/Aa3	800,000	956,184
Las Cruces State Shared GRT, 5.00% due 6/1/2024	NR/Aa3	840,000	999,575
Las Cruces State Shared GRT, 5.00% due 6/1/2030	NR/Aa3	2,000,000	2,319,880
Las Cruces State Shared GRT, 5.00% due 6/1/2037	NR/Aa3	5,000,000	5,582,700
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: AGM)	AA-/Aa3	1,265,000	1,309,111
Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	AA-/NR	3,000,000	3,218,880
New Mexico Educational Assistance Foundation, 4.10% due 9/1/2015 (Insured: Fitch) (AMT)	NR/Aaa	2,000,000	2,155,000
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2016	NR/Aaa	540,000	597,575
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019	AAA/Aaa	1,000,000	1,207,100
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022	AAA/Aaa	3,000,000	3,555,570
[b] New Mexico Finance Authority, 5.00% due 6/15/2013 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,280,000	2,356,152
New Mexico Finance Authority, 5.00% due 6/1/2014 (Various Governmental Projects; Insured: Natl-Re)	AAA/Aa1	2,660,000	2,742,300
New Mexico Finance Authority, 5.25% due 6/1/2015 (Various Governmental Projects; Insured: AMBAC)	AAA/Aa1	1,000,000	1,078,860
New Mexico Finance Authority, 5.00% due 6/15/2015 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,360,000	2,634,539
New Mexico Finance Authority, 5.00% due 6/15/2018 (Bernalillo County Metropolitan Court; Insured: AMBAC)	NR/Aa2	2,915,000	3,223,669
New Mexico Finance Authority, 5.00% due 6/15/2019 (UNM Health Sciences Center; Insured: Natl-Re)	NR/Aa2	1,215,000	1,341,238
New Mexico Finance Authority, 5.00% due 6/1/2020 (Various Governmental Projects; Insured: AMBAC)	AAA/Aa1	365,000	417,096
New Mexico Finance Authority, 5.00% due 6/15/2022 (Various Governmental Projects; Insured: Natl-Re)	AA/Aa2	1,300,000	1,505,686
New Mexico Finance Authority, 5.00% due 6/15/2024 (Various Governmental Projects; Insured: Natl-Re)	AA/Aa2	7,000,000	8,079,960
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,730,000	1,926,303
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,113,470
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,185,000	1,319,462
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	7,018,980
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	NR/NR	1,000,000	1,120,270
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,246,870

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Mexico Housing Authority MFR, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	$850,000	$849,958
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2015	A+/A1	490,000	540,225
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020	A+/A1	590,000	704,436
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023	A+/A1	685,000	798,135
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024	A+/A1	525,000	606,858
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025	A+/A1	505,000	581,008
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028	A+/A1	1,500,000	1,702,290
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2031	A+/A1	1,700,000	1,907,196
New Mexico MFA SFMR, 5.25% due 7/1/2023 (HERO Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	930,000	1,014,732
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Saver Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	860,000	863,672
New Mexico MFA SFMR, 4.625% due 3/1/2028 (NIBP Program; Collateralized: GNMA/ FNMA/FHLMC)	AA+/NR	1,955,000	2,128,819
New Mexico MFA SFMR, 5.50% due 7/1/2028 (HERO Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	2,020,000	2,176,166
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Saver Loan Program; Collateralized: GNMA/ FNMA/FHLMC) (AMT)	AA+/NR	775,000	842,417
New Mexico MFA SFMR, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	AA-/NR	2,335,000	2,454,949
New Mexico MFA SFMR, 5.40% due 9/1/2029 (Saver Loan Program; Collateralized: GNMA/ FNMA/FHLMC)	AA+/NR	775,000	865,660
New Mexico State University, 5.00% due 4/1/2013 (Insured: AGM)	AA/Aa2	1,000,000	1,023,960
Regents of the University of New Mexico, 5.00% due 1/1/2014 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/Aa3	1,000,000	1,051,430
Regents of the University of New Mexico, 5.00% due 6/1/2015 (Campus Improvements; Insured: AMBAC)	AA/Aa2	1,590,000	1,779,194
Regents of the University of New Mexico, 5.25% due 6/1/2015 (UNM Hospital Capital Improvements)	AA/Aa2	1,195,000	1,233,109
Regents of the University of New Mexico, 5.00% due 1/1/2016 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/Aa3	2,920,000	3,102,675
Regents of the University of New Mexico, 5.00% due 1/1/2017 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/Aa3	2,000,000	2,132,520
Regents of the University of New Mexico, 5.00% due 1/1/2018 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/Aa3	2,000,000	2,125,660
Regents of the University of New Mexico, 5.25% due 6/1/2018 (UNM Hospital Capital Improvements)	AA/Aa2	1,200,000	1,238,268
Regents of the University of New Mexico, 5.00% due 1/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/Aa3	3,000,000	3,176,070
Regents of the University of New Mexico, 5.00% due 7/1/2019 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/Aa3	3,000,000	3,171,510
Regents of the University of New Mexico, 5.00% due 1/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/Aa3	2,310,000	2,442,063
Regents of the University of New Mexico, 5.00% due 7/1/2020 (Children’s Hospital and Critical Care Pavilion; Insured: AGM/FHA)	AA-/Aa3	500,000	528,585
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	610,000	733,190
[a] Rio Rancho Public School District No. 94 GO, 3.00% due 8/1/2013 (Sandoval County School Facilities) (State Aid Withholding)	NR/Aa1	2,795,000	2,859,369
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2013 (Sandoval County School Facilities) (State Aid Withholding)	NR/Aa1	1,210,000	1,246,953
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2014 (Sandoval County School Facilities) (State Aid Withholding)	NR/Aa1	1,715,000	1,825,000
San Juan County GRT, 5.00% due 6/15/2014 (Insured: Natl-Re)	A+/A2	1,225,000	1,312,881

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Sandoval County Incentive Payment, 4.00% due 6/1/2015 (Intel Corp.)	A+/NR	$625,000	$645,031
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	A+/NR	6,390,000	6,921,073
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	NR/Baa2	1,090,000	1,132,379
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	NR/Baa2	1,335,000	1,379,509
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	BBB-/NR	594,000	595,123
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	BBB-/NR	1,835,000	1,837,661
Santa Fe County, 5.625% due 5/15/2025 (El Castillo Retirement)	BBB-/NR	1,250,000	1,250,475
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: AGM)	AA-/Aa3	1,080,000	1,188,670
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: AGM)	AA-/Aa3	1,520,000	1,919,806
Santa Fe County GRT, 5.00% due 6/1/2025	AA+/Aa1	1,400,000	1,603,000
Santa Fe County GRT, 5.00% due 6/1/2026	AA+/Aa1	1,535,000	1,748,641
Silver City GRT, 4.00% due 6/1/2029	A+/NR	1,000,000	1,090,210
Silver City GRT, 4.25% due 6/1/2032	A+/NR	1,050,000	1,137,034
Taos County GRT, 4.75% due 10/1/2012 (ETM)	NR/A3	1,500,000	1,500,570
Ventana West Public Improvement District, 6.625% due 8/1/2023	NR/NR	1,885,000	1,919,175
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Baa3	2,500,000	2,946,100
Virgin Islands Water & Power Authority, 5.00% due 7/1/2025 (Electric System)	BB+/Baa3	990,000	1,046,064
Virgin Islands Water & Power Authority, 5.00% due 7/1/2026 (Electric System)	BB+/Baa3	1,090,000	1,149,296
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,806,816

TOTAL INVESTMENTS — 92.29% (Cost $218,930,164)			$237,799,214

OTHER ASSETS LESS LIABILITIES — 7.71%			19,861,787

NET ASSETS — 100.00%			$257,661,001

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
IDRB	Industrial Development Revenue Bond
LOC	Letter of Credit
MFA	Mortgage Finance Authority
MFR	Multi-Family Revenue
Natl-Re	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue Bond
Radian	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

ASSETS
Investments at value (cost $218,930,164) (Note 2)	$237,799,214
Cash	22,307,473
Receivable for fund shares sold	264,700
Interest receivable	3,030,403
Prepaid expenses and other assets	795

Total Assets	263,402,585

LIABILITIES
Payable for investments purchased	5,080,502
Payable for fund shares redeemed	343,850
Payable to investment advisor and other affiliates (Note 3)	179,782
Accounts payable and accrued expenses	43,182
Dividends payable	94,268

Total Liabilities	5,741,584

NET ASSETS	$257,661,001

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	18,869,050
Accumulated net realized gain (loss)	(1,163,043)
Net capital paid in on shares of beneficial interest	239,980,890

$257,661,001

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($187,577,844 applicable to 13,442,482 shares of beneficial interest outstanding - Note 4)	$13.95
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$14.23

Class D Shares:
Net asset value, offering and redemption price per share ($31,983,762 applicable to 2,290,792 shares of beneficial interest outstanding - Note 4)	$13.96

Class I Shares:
Net asset value, offering and redemption price per share ($38,099,395 applicable to 2,731,939 shares of beneficial interest outstanding - Note 4)	$13.95

See notes to financial statements.

18    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,164,076)	$9,829,937

EXPENSES:
Investment advisory fees (Note 3)	1,259,540
Administration fees (Note 3)
Class A Shares	232,472
Class D Shares	34,676
Class I Shares	19,094
Distribution and service fees (Note 3)
Class A Shares	464,945
Class D Shares	138,704
Transfer agent fees
Class A Shares	57,358
Class D Shares	11,034
Class I Shares	5,453
Registration and filing fees
Class A Shares	524
Class D Shares	525
Class I Shares	525
Custodian fees (Note 3)	60,632
Professional fees	27,276
Accounting fees	5,873
Trustee fees	7,367
Other expenses	21,570

Total Expenses	2,347,568
Less:
Expenses reimbursed by investment advisor (Note 3)	(8,488)
Fees paid indirectly (Note 3)	(13,217)

Net Expenses	2,325,863

Net Investment Income	7,504,074

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,163,043)
Net change in unrealized appreciation (depreciation) on investments	5,728,003

Net Realized and Unrealized Gain	4,564,960

Net Increase in Net Assets Resulting from Operations	$12,069,034

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$7,504,074	$7,774,237
Net realized gain (loss) on investments	(1,163,043)	421,555
Net unrealized appreciation (depreciation) on investments	5,728,003	(1,832,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,069,034	6,363,728

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,492,712)	(6,076,310)
Class D Shares	(748,415)	(687,399)
Class I Shares	(1,262,947)	(1,010,528)
From realized gains
Class A Shares	(142,643)	(168,225)
Class D Shares	(19,090)	(20,580)
Class I Shares	(32,129)	(22,438)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(809,076)	(16,253,032)
Class D Shares	7,285,463	322,750
Class I Shares	(4,267,820)	14,724,089

Net Increase (Decrease) in Net Assets	6,579,665	(2,827,945)

NET ASSETS:
Beginning of Year	251,081,336	253,909,281

End of Year	$257,661,001	$251,081,336

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently has three classes of shares of beneficial interest outstanding: Class A, Class D, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where the market value of a debt obligation held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$237,799,214	$—	$237,799,214	$—

Total Investments in Securities	$237,799,214	$—	$237,799,214	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $8,488 for Class D shares.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $581 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, fees paid indirectly were $13,217.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,301,259	$18,006,908	1,168,293	$15,776,655
Shares issued to shareholders in reinvestment of dividends	312,719	4,326,709	330,856	4,448,456
Shares repurchased	(1,673,821)	(23,142,693)	(2,720,968)	(36,478,143)

Net increase (decrease)	(59,843)	$(809,076)	(1,221,819)	$(16,253,032)

Class D Shares
Shares sold	710,780	$9,852,694	452,641	$6,130,011
Shares issued to shareholders in reinvestment of dividends	51,740	716,479	45,105	606,858
Shares repurchased	(237,274)	(3,283,710)	(478,285)	(6,414,119)

Net increase (decrease)	525,246	$7,285,463	19,461	$322,750

Class I Shares
Shares sold	249,807	$3,463,659	1,123,761	$15,329,793
Shares issued to shareholders in reinvestment of dividends	78,558	1,086,275	59,248	797,322
Shares repurchased	(633,977)	(8,817,754)	(103,888)	(1,403,026)

Net increase (decrease)	(305,612)	$(4,267,820)	1,079,121	$14,724,089

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $29,879,160 and $27,353,750, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$218,930,164

Gross unrealized appreciation on a tax basis	$18,877,160
Gross unrealized depreciation on a tax basis	(8,110)

Net unrealized appreciation (depreciation) on investments (tax basis)	$18,869,050

At September 30, 2012, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $1,163,043. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

In order to account for book/tax differences, the Fund decreased accumulated net realized loss by $72 and increased distribution in excess of net investment income by $72. Reclassifications result from a reclass of distributions.

At September 30, 2012, the Fund did not have any undistributed tax basis net tax-exempt income, net ordinary income or undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2012 and September 30, 2011 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Tax exempt income	$7,497,663	$7,767,483
Ordinary income	62,223	6,754
Capital gains	138,050	211,243

Total	$7,697,936	$7,985,480

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)		Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95	0.95	0.95	0.95	4.80		11.66	$187,578
2011(b)	$13.78	0.44	(0.05)	0.39	(0.44)	(0.01)	(0.45)	$13.72	3.23	0.96	0.96	0.96	2.93		10.64	$185,208
2010 (b)	$13.63	0.43	0.15	0.58	(0.43)	—	(0.43)	$13.78	3.19	0.96	0.96	0.96	4.38		7.70	$202,870
2009(b)	$12.64	0.47	0.99	1.46	(0.47)	—	(0.47)	$13.63	3.62	0.96	0.96	0.96	11.79		14.12	$187,940
2008(b)	$13.10	0.47	(0.46)	0.01	(0.47)	—	(0.47)	$12.64	3.56	0.97	0.95	0.97	—	(c)	13.48	$163,928
Class D Shares
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71	1.18	1.18	1.22	4.62		11.66	$31,984
2011	$13.78	0.40	(0.05)	0.35	(0.40)	(0.01)	(0.41)	$13.72	2.97	1.22	1.21	1.22	2.66		10.64	$24,228
2010	$13.63	0.28	0.27	0.55	(0.40)	—	(0.40)	$13.78	2.92	1.22	1.22	1.71	4.11		7.70	$24,068
2009	$12.64	0.44	0.99	1.43	(0.44)	—	(0.44)	$13.63	3.35	1.23	1.23	1.73	11.50		14.12	$17,301
2008	$13.11	0.43	(0.47)	(0.04)	(0.43)	—	(0.43)	$12.64	3.29	1.24	1.22	1.74	(0.35)		13.48	$15,525
Class I Shares
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30	0.61	0.61	0.61	5.24		11.66	$38,099
2011	$13.77	0.48	(0.05)	0.43	(0.48)	(0.01)	(0.49)	$13.71	3.57	0.62	0.61	0.62	3.28		10.64	$41,645
2010	$13.62	0.67	(0.04)	0.63	(0.48)	—	(0.48)	$13.77	3.53	0.61	0.61	0.61	4.74		7.70	$26,971
2009	$12.63	0.52	0.99	1.51	(0.52)	—	(0.52)	$13.62	3.96	0.62	0.62	0.62	12.18		14.12	$27,508
2008	$13.10	0.51	(0.47)	0.04	(0.51)	—	(0.51)	$12.63	3.90	0.63	0.61	0.63	0.26		13.48	$23,728

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total return figure was less than 0.01%.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Certified Annual Report	Certified Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

28    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,028.10	$4.81
Hypothetical*	$1,000.00	$1,020.25	$4.79
Class D Shares
Actual	$1,000.00	$1,026.50	$6.32
Hypothetical*	$1,000.00	$1,018.76	$6.30
Class I Shares
Actual	$1,000.00	$1,030.70	$3.11
Hypothetical*	$1,000.00	$1,021.94	$3.10

†	Expenses are equal to the annualized expense ratio for each class (A: 0.95%; D: 1.25%; I: 0.61%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    29

INDEX COMPARISON

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg New Mexico Intermediate Municipal Fund versus BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index, BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index and Consumer Price Index (September 30, 2002 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)	2.70%	4.28%	3.64%	4.84%
D Shares (Incep: 6/1/99)	4.62%	4.44%	3.57%	3.88%
I Shares (Incep: 2/1/07)	5.24%	5.07%	—	4.95%

Effective February 1, 2012, the Fund’s benchmark changed from the BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index to the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Advisor believes that the new index better reflects the Fund’s principal investment strategies, including the Fund’s practice of investing in obligations having a range of maturities.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. For Class D shares and Class I shares there is no sales charge and no contingent deferred sales charge (CDSC).

30    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    33

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, dividends paid by the Fund of $7,497,663 (or the maximum allowed) are tax exempt dividends and $138,050 are being reported as taxable long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan for the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

34    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over various periods of time relative to two categories of single-state municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk, and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating the quantitative and performance data presented, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund generally produced positive investment returns in accordance with expectations for the years considered, that the Fund’s return for the most recent calendar year was comparable to the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded or were comparable to the average returns of the category in a majority of the preceding nine calendar years. Other noted quantitative data showed that the Fund’s investment returns fell in the fourth quartile of performance for the first fund category for the one-year period ended with the second quarter of the current year, fell near the third quartile for the three-year period and near the midpoint of the category for the five-year period, and that the Fund’s investment returns similarly fell in the fourth quartile of performance of the second fund category for the one-year period, within the third quartile for the three-year period and near the midpoint of performance for the five-year period. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to those measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a universe of fixed income mutual funds assembled by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was comparable to the average and slightly higher than the median expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations

Certified Annual Report    35

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2012 (Unaudited)

that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the differences in the circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

38    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Thornburg Investment Management®

Thornburg New York Intermediate Municipal Fund

Informational Brochure and Annual Report – September 30, 2012

Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager
Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You invest in the future, without spending a dime.

edelivery

Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund's primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with an average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Share Class	NASDAQ Symbol	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index – This index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Municipal Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Core CPI – Consumer Price Index minus the energy and food components.

Core PCE Price Index – Personal Consumption Expenditures (PCE) prices excluding food and energy.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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IMPORTANT INFORMATION, CONTINUED

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Quantitative Easing – The Federal Reserve’s monetary policy used to stimulate the U.S. economy following the recession that began in 2007/08.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

4    This page is not part of the Annual Report.

THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

We apply time-tested techniques to manage risk and pursue attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

Portfolio Managers

Josh Gonze, Chris Ryon, CFA, and Chris Ihlefeld

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual operating expenses of Class A shares are 1.07% as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2013, so that actual expenses, for Class A shares, do not exceed 0.99%.

Long-term Stability of Principal

Net Asset Value History of A shares from September 5, 1997 through September 30, 2012

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without sales charge	6.90%	4.92%	5.25%	3.97%	4.54%
With sales charge	4.79%	4.22%	4.83%	3.76%	4.39%

30-Day Yields, A Shares

As of September 30, 2012

Annualized Distribution Yield	SEC Yield
2.61%	1.19%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 1.09% and the Annualized Distribution Yield would have been 2.51%.

Key Portfolio Attributes

As of September 30, 2012

Number of Bonds	57
Effective Duration	5.7 Yrs
Average Maturity	8.7 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 14.

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Thornburg New York Intermediate Municipal Fund – September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 13, 2012

Dear Shareholder:

We are pleased to present the annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 51 cents to $13.44 per share during the fiscal year ended September 30, 2012. If you were with us for the entire period, you received dividends of 37.1 cents per share. If you reinvested your dividends, you received 37.6 cents per share. Dividends per share were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a total return of 6.90% at NAV for the fiscal year ended September 30, 2012, compared to 7.06% for the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index, a broad national-market representation of the municipal bond market. The constrained investment universe of a single-state fund can often lead to wide performance variations, and the Fund generated 1.32% more price appreciation and 1.48% less income.

The markets’ positive returns were primarily due to declining interest rates and narrowing credit spreads. Interest rates declined more for longer maturities; consequently longer-maturity bonds outperformed shorter-maturity bonds. As credit spreads compressed, lower-quality bonds outperformed higher-quality bonds. The Fund’s additional price appreciation is due to several factors. Our interest-rate sensitivity, as measured by the Fund’s duration and differing allocations along the yield curve, added 0.56% of relative price appreciation. Our overweight to the insured and revenue sectors subtracted 0.38%. We underweighted the general obligation and pre-refunded sectors, which added 0.11% of relative price performance. Our overweight to lower-credit-quality securities added 0.73% of performance relative to the benchmark. Other risk factors accounted for an additional 0.30%.

The New York Economy, the Fiscal Cliff, and the Presidential Election

The relative economic health of the state of New York, as measured by Bloomberg’s Economic Evaluation of the States Index, is 35 out of 51 (the index includes the District of Columbia). This index is based on data from the second quarter of 2012 compared to data from the second quarter of 2011. The data used in this index includes the following:

•	Percentage change in mortgage delinquency rates

•	Percentage change in personal income

•	Percentage change in tax revenue

•	Percentage change in non-farm employment

•	Percentage change in home prices

•	Percentage change in equity index – a capitalization-weighted index consisting of equities domiciled in New York

Certified Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

The overall economic health grade reflected by this index is negative 1.8% (as of 10/18/2012) and is based on a scale ranging from 11.0% to negative 11.0%. The best-performing state based on this evaluation metric is North Dakota, which posted an economic evaluation reading of 10.8%.

Positive Drivers

The positive factors in New York’s evaluation were personal income, which increased 2.1% from the second quarter of 2011 versus the same quarter in 2012. Personal income is defined as the income received by all persons from all sources, as reported by the Bureau of Economic Analysis (BEA). State tax revenues increased 2.1%. This measure is based on the quarterly summary of state government tax revenue provided by the U.S. Census Bureau. New York’s quarterly state tax revenues hit a high point in March 2011. The variation in the last year’s quarterly revenue figures is not out of the ordinary; the revenues are higher overall than in the same period in 2010 or 2011. Non-farm payrolls were higher by 1.7%. The equity index was up 5.0% for the same period.

Negative Drivers

“Seriously” delinquent (90+ days) first-mortgage loans were up 0.5%. This measure began to climb in late 2007 reaching a high of 9.53% in June 2012. It has been hovering between 9.00% and 9.53% for the last year.

Unique Issues

New York’s 9.1% August unemployment rate was above the 8.1% national average.

The Fiscal Cliff

In addition to these fundamental factors, many investors are concerned about the impact of the “fiscal cliff”, which The Washington Post referred to as follows:

The “fiscal cliff” is a term coined by Federal Reserve Chairman Ben S. Bernanke. It refers to a collection of changes in current law that are all set to strike in January, triggering the sharpest reduction in the federal budget deficit in more than 40 years.

The Post goes on to say that taxes would also increase:

For most taxpayers, the bulk of the increase would be triggered by the expiration of tax cuts enacted in 2001 and 2003 during the George W. Bush administration. The expiration of President Obama’s payroll tax holiday, which shaved two percentage points off the 6.2 percent Social Security tax, comes in a close second. If these issues are not addressed, many analysts think the United States will be pushed into another recession.

On top of all this, Europe is still a mess, but the fixed income markets seem not to be as headline sensitive to news coming out of Europe as they were last year. At its most recent meeting, the Federal Reserve Board (the Fed), decided to enter into a third round of quantitative easing – QE3. In this round, the Fed will concentrate its security purchases in the mortgage markets in an effort

8    Certified Annual Report

to lower borrowing costs for homebuyers, which should spur the housing market. But as anyone who has recently applied for a mortgage knows, it is not the interest cost of the product that stands as a borrower’s major roadblock. The fixed income markets’ initial reaction to the latest Fed move was an increase in inflation expectations and a decrease in bond prices, though this fear has subsided in recent weeks.

The Presidential Election and Tax Policy

Tax policy and the federal deficit have proven to be key election-season issues. Both candidates have put forward their respective plans for deficit reduction; both could influence the municipal bond market. Table I shows a side-by-side analysis based on a recent article in The Bond Buyer, a leading publication on the municipal bond market.

Table I

Obama	Romney
Extends the 2001 and 2003 tax cuts for individuals earning under $200,000 and families earning under $250,000.	Permanently extend all the 2001 and 2003 tax cuts. Eliminate taxation of investment income for individuals earning less than $200,000.

Returns to the Clinton Era highest marginal tax rate of 39.6%.	Lowers marginal rates across the board by 20%, eliminates the alternative minimum tax.

In a jobs bill he floated last October and his 2013 budget, Obama proposed to place a 28% cap on the value of tax-exempt interest for the wealthy.	Announced he would cap individual tax deductions at $17,000. Not clear if he would cap exclusions, like tax exemption, as well as deductions.

Bruce Bartlett, former policy adviser to President Ronald Reagan and Treasury official under President George H. W. Bush, said without a doubt Obama’s tax proposals would be more beneficial to the municipal market primarily because he wants to impose higher tax rates on the wealthy, which would make tax-exempt bonds more attractive.	While Romney has not specifically mentioned capping tax exemption, in a Wall Street Journal editorial in August, Glenn Hubbard, his senior economic adviser, said the exclusion of interest on tax-exempt municipal bonds is “on the table” for the Republican candidate.

One can see that both candidates’ potential tax policies, as understood today, could influence the municipal bond market. However, as with most election rhetoric, the eventual legislation may look nothing like the campaign proposals. There are two things that people should never watch being made, sausage and legislation!

The Municipal Market

The demand picture in the municipal market improved during the fiscal year. Investors poured $56 billion into municipal bond mutual funds over the last 12 months. The total assets in municipal bond mutual funds were $562 billion according to the Investment Company Institute, a mutual fund

Certified Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

industry advocacy group. Assets in municipal bond mutual funds on November 30, 2010, just before the six-month period of investor exodus, were $497 billion. On the other side of the ledger, the supply picture improved. Nationally, the supply of new-issue municipal bonds was up 44.5% for the period January through September 2012. During the same period, the supply of new issue municipal bonds originating from New York issuers increased by 61.3%.

The trend towards lower interest rates continued throughout this fiscal year. With short-term yields anchored near zero, investors moved out along the yield curve in search of more income. This caused long-term maturities to decrease in yield much more than short-term maturities. The average change in yield for the Thornburg New York Intermediate Municipal Fund’s investment universe (1-20 years) as measured by the average change in yield of a AAA general-obligation bond, was negative 0.13% for the first half of the fiscal year. In the second half of the fiscal year, the same measure of average yield change was 0.42%. This decline in average yields was 1.5 times that of the 1–10 year maturity range of the municipal market. See Graph I.

Graph I: AAA General Obligation Municipal Yield Changes for 9/30/2011 through 9/30/2012

Past performance does not guarantee future results.

Investors, again in a search for income, have been willing to pay much more for lower-quality securities than any time since 2008. This caused quality spreads to narrow, and lower-quality securities to out-perform higher quality securities. On December 30, 2011, the incremental yield an investor gained for buying a BBB security versus a AAA security with a 10-year maturity was 3.00%. On September 30, 2012, that incremental yield equaled 2.08%, a 0.92% decrease. Graph II shows the quarter-by-quarter and cumulative total return performance of the BofA Merrill Lynch 3–15 Year U.S. Municipal Securities Index for the fiscal year.

10    Certified Annual Report

Graph II: BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index

Quarterly and Cumulative Total Returns

Past performance does not guarantee future results.

The credit picture in the municipal market is still mixed. Total tax revenues at the state of New York have been increasing moderately over the last year. New York’s state pension plans were 94% funded according to the June 2012 Pew Center on the States, The Widening Gap Update. The same group estimates that a 80% funding level is sufficient to meet future liabilities. Issuers in New York State are among the most sophisticated in the municipal bond market, and as interest rates hit historic lows, they rushed to market to refund outstanding (higher yielding) debt. At the local level, heavily reliant on real estate taxes, the continued decline of assessed values has pressured local finances. Pension funding levels continue to decline due to poor investment returns and cutbacks in annual pension contributions.

In the most recent semi-annual letter to shareholders, we noted the risks of rising interest rates. As bond portfolio managers, we are always worried. If bonds are doing well, the economy is probably doing poorly. If the economy is doing well, we worry because yields are probably rising and bond prices are declining. Such is the life we have chosen.

The level of real yields (yield less inflation) is a measure of value for fixed income products. Real yield levels are at record lows across all fixed-income products. Relative to other fixed income products, municipal bonds appear to be attractive. Graph III illustrates this measure.

The Personal Consumption Expenditure (PCE) Index is the Federal Reserve’s favored inflation measure, and we use that measure here. Real yield levels for a ten-year AAA general-obligation municipal bond using Core PCE as an inflation measure (PCE minus adjustments for food and energy costs) are near 20-year lows, and we worry. At the same time, we are reminded of a famous

Certified Annual Report    11

LETTER TO SHAREHOLDERS,

CONTINUED

Graph III: 10-Year AAA Muni Real Yield Using Core PCE

Past performance does not guarantee future results.

quote by John Maynard Keynes, “The market can stay irrational longer than you can stay solvent.” Solvency is not an issue, of course, but Graph III would suggest rationality is. This state of affairs can continue for some time, but it is still a risk. The long-term average real yield for a ten-year AAA municipal general-obligation bond is 2.18%, meaning that since May 1991, investors have demanded 2.18% above the Core PCE inflation rate to invest in ten-year AAA general-obligation bonds. The current yield on a ten-year AAA municipal general-obligation bond is 1.69%, and Core PCE inflation is 1.60%, as of August 31, 2012 (the last data point available). If this relationship were to return to the average long-term real yield level, one of three things would have to happen. First, 10-year interest rates would need to increase about 2.00%. Second, inflation would have to decrease by about 2.00%. Neither of these two outcomes would be pleasant. Third, some combination of the two prior outcomes could occur, which also promises to be unpleasant. Investors should use this information to recognize the risk inherent in fixed income products at these historically low yield levels. They should take this opportunity to review their portfolios and determine if these portfolios are properly diversified. In addition, they should ask themselves if they have an appropriate time horizon in mind for their investments. We suggest two to three years from the point that question is posed.

12    Certified Annual Report

Graph IV: % of Portfolio Maturing

        As of 9/30/12. Percentages vary over time.

Data may not add up to 100% due to rounding.

Conclusion

Your Thornburg New York Intermediate Municipal Fund currently consists of a laddered portfolio structure of 57 securities. We ladder our core portfolios because we believe this structure has the potential to maximize an investor’s income. In fact, in an internal study of portfolio structures (using indices as proxies for portfolios) extending back to 1997, a hypothetical laddered portfolio structure outperformed bullet and barbell structures approximately 2/3 of the time (for a copy of the study, go to www.thornburg.com/whyladder). Past performance does not guarantee future results, of course. Laddering manages a portfolio’s yield curve exposure with a roughly equal weighting of each maturity, mitigating a major risk factor. Graph I illustrates that yield changes are not uniform across the New York Intermediate Municipal Fund’s investment universe. Laddering also reduces reinvestment risk by ensuring that a portion of the portfolio matures each year so it can be reinvested. Graph IV describes the percentages of your Fund’s bond portfolio maturing in each of the coming years. We would like to thank you for the trust you have placed with us and will continue to keep that foremost in our minds.

Sincerely,

Christopher Ihlefeld	Christopher Ryon, CFA	Josh Gonze
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    13

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2012

SUMMARY OF SECURITY CREDIT RATINGS†

May not add up to 100% due to rounding.

We have used ratings from Standard & Poor’s (S&P). Where S&P ratings are not available, we have used Moody’s Investors Service. Where neither rating is available, we have used ratings from Fitch Ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Babylon New York GO, 5.00% due 9/1/2015 (Insured: AMBAC)	NR/NR	$465,000	$504,655
Dutchess County IDA, 5.00% due 8/1/2020 (Bard College)	NR/Baa1	825,000	917,384
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	NR/Baa1	1,100,000	1,217,359
Erie County IDA School Facilities, 5.25% due 5/1/2025 (Buffalo City School District)	AA-/Aa3	1,000,000	1,191,580
Guam Government, 5.375% due 12/1/2024	BBB+/NR	1,000,000	1,102,660
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	575,250
Long Island Power Authority, 5.25% due 9/1/2029	NR/A3	645,000	802,322
Monroe County Industrial Development Corp., 4.00% due 6/1/2016 (St. John Fisher College)	BBB+/NR	880,000	951,491
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/NR	1,000,000	1,099,860
New York City GO, 5.00% due 8/1/2025	AA/Aa2	400,000	470,648
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Health Care Facilities Improvements)	A+/Aa3	770,000	915,330
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Health Care Facilities Improvements)	A+/Aa3	1,000,000	1,142,160
New York City Metropolitan Transportation Authority, 6.25% due 11/15/2023	A/A2	1,000,000	1,277,550
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (Water and Sewer System; Insured: Natl-Re) (ETM)	AAA/A2	520,000	532,704
New York City Municipal Water Finance Authority, 0.24% due 6/15/2039 put 10/1/2012 (Water and Sewer System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA+/Aa2	400,000	400,000
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (World Trade Center Recovery) (State Aid Withholding)	AA-/Aa3	1,000,000	1,207,390
New York City Transitional Finance Authority, 5.00% due 11/1/2020 (World Trade Center Recovery)	AAA/Aaa	1,000,000	1,135,180
New York City Transitional Finance Authority, 0.20% due 8/1/2031 put 10/1/2012 (SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	1,700,000	1,700,000
New York Convention Center Development Corp., 5.00% due 11/15/2017 (Hotel Unit Fee; Insured: AMBAC)	NR/A1	1,000,000	1,105,300
New York Environmental Facilities Corp., 6.875% due 6/15/2014 (Pollution Control)	AAA/Aaa	215,000	216,189
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA-/Aa3	1,000,000	1,190,650
New York State Dormitory Authority, 5.25% due 2/15/2014 (Presbyterian Hospital; Insured: AGM)	AA-/Aa3	500,000	531,940
New York State Dormitory Authority, 5.00% due 10/1/2014 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA-/Aa3	1,000,000	1,082,520
New York State Dormitory Authority, 5.00% due 2/15/2015 (Mental Health Services; Insured: AMBAC)	AA-/NR	1,000,000	1,104,410
New York State Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	600,000	692,994
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District; Insured: AGM)	AA-/Aa3	1,000,000	1,188,980
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District; Insured: AGM)	AA-/Aa3	775,000	932,496
New York State Dormitory Authority, 5.00% due 3/15/2019 pre-refunded 3/15/2015 (University & College Improvements; Insured: AGM)	AA-/NR	950,000	1,058,822
New York State Dormitory Authority, 5.00% due 3/15/2019 (University & College Improvements; Insured: AGM)	AAA/NR	50,000	55,334

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.50% due 7/1/2019 pre-refunded 7/1/2013 (Brooklyn Law School; Insured: Radian)	BBB+/Baa1	$1,400,000	$1,454,544
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa3	1,175,000	1,413,560
New York State Dormitory Authority, 5.00% due 2/15/2021 (Interfaith Medical Center)	AA-/NR	2,000,000	2,433,700
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	A-/A3	1,000,000	1,246,130
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,128,430
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,090,430
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,720,088
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District; Insured: AGM) (State Aid Withholding)	AA-/Aa3	1,000,000	1,176,050
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,223,555
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa3	1,000,000	1,129,330
New York State Dormitory Authority, 5.00% due 7/1/2027 (Teachers College, Columbia University)	A+/A1	750,000	892,125
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA-/Aa3	500,000	548,355
New York State Dormitory Authority, 5.25% due 5/1/2030 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,120,300
New York State Energy Research & Development Authority, 2.25% due 12/1/2015 (New York Electric & Gas Corp.)	BBB+/Baa1	1,000,000	1,024,670
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	AA/NR	1,000,000	1,184,960
New York State Urban Development Corp., 5.25% due 1/1/2021	AA-/NR	1,000,000	1,192,850
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central New York; LOC: HSBC Bank USA)	NR/A1	450,000	451,584
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,133,420
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (Upstate Properties Development)	A+/NR	1,000,000	1,169,430
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA-/Aa3	1,000,000	1,189,320
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA-/Aa3	2,150,000	2,576,968
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	AA-/Aa3	1,000,000	1,034,820
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA-/Aa3	1,000,000	1,193,420
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,660,712
United Nations Development Corp., 5.00% due 7/1/2025	NR/A1	710,000	814,966
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	NR/A2	210,000	210,861
Utica IDA Civic Facility, 5.375% due 7/15/2019 (Munson Williams Proctor Institute)	NR/A2	525,000	527,011
Virgin Islands Water & Power Authority, 5.50% due 7/1/2017	NR/NR	1,350,000	1,353,240

TOTAL INVESTMENTS — 98.40% (Cost $54,750,190)			$59,597,987
OTHER ASSETS LESS LIABILITIES — 1.60%			970,963

NET ASSETS — 100.00%			$60,568,950

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Radian	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
SPA	Stand-by Purchase Agreement

See notes to financial statements.

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2012

ASSETS
Investments at value (cost $54,750,190) (Note 2)	$59,597,987
Cash	204,175
Receivable for fund shares sold	187,224
Interest receivable	740,766
Prepaid expenses and other assets	308

Total Assets	60,730,460

LIABILITIES
Payable for fund shares redeemed	62,298
Payable to investment advisor and other affiliates (Note 3)	36,332
Accounts payable and accrued expenses	27,904
Dividends payable	34,976

Total Liabilities	161,510

NET ASSETS	$60,568,950

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	4,847,797
Accumulated net realized gain (loss)	(133,211)
Net capital paid in on shares of beneficial interest	55,871,211

$60,568,950

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($55,861,631 applicable to 4,155,801 shares of beneficial interest outstanding - Note 4)	$13.44
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.71

Class I Shares:
Net asset value, offering and redemption price per share ($4,707,319 applicable to 350,197 shares of beneficial interest outstanding - Note 4)	$13.44

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Interest income (net of premium amortized of $264,653)	$2,071,539

EXPENSES:
Investment advisory fees (Note 3)	273,048
Administration fees (Note 3)
Class A Shares	63,140
Class I Shares	2,047
Distribution and service fees (Note 3)
Class A Shares	126,281
Transfer agent fees
Class A Shares	23,791
Class I Shares	3,794
Registration and filing fees
Class A Shares	293
Custodian fees (Note 3)	28,127
Professional fees	26,081
Accounting fees	1,199
Trustee fees	1,561
Other expenses	14,423

Total Expenses	563,785
Less:
Expenses reimbursed by investment advisor (Note 3)	(35,232)
Fees paid indirectly (Note 3)	(1,094)

Net Expenses	527,459

Net Investment Income	1,544,080

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,824)
Net change in unrealized appreciation (depreciation) on investments	2,135,272

Net Realized and Unrealized Gain	2,133,448

Net Increase in Net Assets Resulting from Operations	$3,677,528

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$1,544,080	$1,520,039
Net realized gain (loss) on investments	(1,824)	(98,557)
Net unrealized appreciation (depreciation) on investments	2,135,272	195,166

Net Increase (Decrease) in Net Assets Resulting from Operations	3,677,528	1,616,648

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,416,550)	(1,450,725)
Class I Shares	(127,530)	(69,314)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	8,331,577	(2,726,714)
Class I Shares	1,038,620	1,720,642

Net Increase (Decrease) in Net Assets	11,503,645	(909,463)

NET ASSETS:
Beginning of Year	49,065,305	49,974,768

End of Year	$60,568,950	$49,065,305

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently has two classes of shares of beneficial interest outstanding: Class A and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012

In any case where the market value of a debt obligation held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from a different independent pricing service. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to to use an alternative method to determine a fair value for the debt obligation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$59,597,987	$—	$59,597,987	$—

Total Investments in Securities	$59,597,987	$—	$59,597,987	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable (if any) and tax exempt income of the Fund. Therefore, no provision for federal income tax is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized to call dates or maturity dates of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $31,075 for Class A shares and $4,157 for Class I shares.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $871 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, fees paid indirectly were $1,094.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	880,583	$11,619,127	807,669	$10,231,983
Shares issued to shareholders in reinvestment of dividends	74,364	982,762	79,211	995,815
Shares repurchased	(323,381)	(4,270,312)	(1,122,823)	(13,954,512)

Net increase (decrease)	631,566	$8,331,577	(235,943)	$(2,726,714)

Class I Shares
Shares sold	131,881	$1,742,051	200,446	$2,554,922
Shares issued to shareholders in reinvestment of dividends	8,665	114,614	4,201	53,168
Shares repurchased	(62,258)	(818,045)	(70,956)	(887,448)

Net increase (decrease)	78,288	$1,038,620	133,691	$1,720,642

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $15,098,807 and $6,808,290, respectively.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$54,750,190

Gross unrealized appreciation on a tax basis	$4,847,797
Gross unrealized depreciation on a tax basis	—

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,847,797

At September 30, 2012, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $1,824. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At September 30, 2012, the Fund had cumulative tax basis capital losses of $98,557, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund’s fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Fund had tax basis capital losses of $32,830, which expire September 30, 2014.

At September 30, 2012, the Fund did not have any undistributed tax basis net tax-exempt income, net ordinary income or undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2012 and September 30, 2011 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the fiscal years ending September 30, 2012 and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Tax exempt income	$1,544,080	$1,519,692
Ordinary income	—	347

Total	$1,544,080	$1,520,039

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, liquidity risk, and the risks of investing primarily in the obligations of a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

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Certified Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80		0.99		0.99		1.05		6.90	13.37	$55,862
2011(b)	$12.82	0.41	0.11	0.52	(0.41)	—	(0.41)	$12.93	3.26		0.99		0.99		1.07		4.20	26.39	$45,551
2010(b)	$12.79	0.42	0.04	0.46	(0.43)	—	(0.43)	$12.82	3.38		0.99		0.99		1.07		3.68	11.79	$48,203
2009(b)	$11.87	0.45	0.92	1.37	(0.45)	—	(0.45)	$12.79	3.67		0.99		0.99		1.07		11.77	13.00	$40,115
2008(b)	$12.30	0.44	(0.43)	0.01	(0.44)	—	(0.44)	$11.87	3.61		1.01		0.99		1.08		0.07	13.42	$30,685
Class I Shares
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12		0.67		0.67		0.77		7.33	13.37	$4,707
2011	$12.82	0.45	0.10	0.55	(0.45)	—	(0.45)	$12.92	3.54		0.67		0.67		0.71		4.45	26.39	$3,514
2010(c)	$12.48	0.29	0.35	0.64	(0.30)	—	(0.30)	$12.82	3.53	(d)	0.67	(d)	0.67	(d)	1.32	(d)	5.22	11.79	$1,772

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2010.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

26 Certified Annual Report	Certified Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

28    Certified Annual Report

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,038.70	$5.05
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class I Shares
Actual	$1,000.00	$1,040.40	$3.41
Hypothetical*	$1,000.00	$1,021.66	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    29

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg New York Intermediate Municipal Fund versus BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index, BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index, and Consumer Price Index (September 5, 1997 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)	4.79%	4.83%	3.76%	4.39%
I Shares (Incep: 2/1/10)	7.33%	—	—	6.41%

Effective February 1, 2012, the Fund’s benchmark changed from the BofA Merrill Lynch 7-12 Year U.S. Municipal Securities Index to the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Advisor believes that the new index better reflects the Fund’s principal investment strategies, including the Fund’s practice of investing in obligations having a range of maturities.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charge. Class A shares are sold with a maximum sales charge of 2.00% . There is no sales charge for Class I shares

30    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012. (8) Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    33

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012 dividends paid by the Fund of $1,544,080 (or the maximum allowed) are tax exempt dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

34    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, The Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over various periods of time relative to two categories of New York municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund produced positive investment returns in accordance with expectations in the years considered, that the Fund’s return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded or were comparable to the average returns of the category in a majority of the preceding nine calendar years. Other noted quantitative data showed that the Fund’s investment returns fell above the midpoint of performance for the first fund category for the one-year and three-year periods ended with the second quarter of the current year and within the top quartile of the same category for the five-year period, and fell above the midpoint of performance for the second category for the one-year period ended with the second quarter and at the top quartile of the same category for the three-year and five-year periods. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to those measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectus, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of municipal debt mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and average management fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratios for the fund category. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report    35

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2012 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH860

Thornburg Investment Management®

Thornburg
Limited Term Income Funds

Informational Brochure and Annual Report – September 30, 2012

Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager

Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You invest in the future, without spending a dime.

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of normally less than five years.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of normally less than five years.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Funds’ shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of a bond will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage backed securities may bear additional risk. Please see each Fund’s Prospectus for a discussion of the risks associated with an investment in either Fund. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I, R3, and R5 shares may not be available to all investors.

Limited Term U.S.	NASDAQ
Government Fund	SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class B	LTUBX	885-215-848
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R5	LTGRX	885-216-861

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R5	THRRX	885-216-853

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment-grade, speculative-grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and/or Fitch Ratings.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Government-Sponsored Enterprise (GSE) – Certain financial services corporations (examples: the Federal Home Loan Banks and Freddie Mac) created by the United States Congress, whose intended function is to enhance the flow of credit to targeted sectors of the economy. The desired effect of the GSEs is to enhance the availability and reduce the cost of credit to the targeted borrowing sectors by reducing the risk of capital losses to investors.

Lipper Short-Intermediate Investment-Grade Category – Funds that invest at least 65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate U.S. Government Bond Category – Funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar weighted average maturities of one to five years.

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IMPORTANT INFORMATION, CONTINUED

Option Adjusted Spread (OAS) – The flat spread over the treasury yield curve required to discount a security payment to match its market price.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

At Thornburg, our approach to management of the Fund is based on the premise that investors in the Fund seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they often fail to stack up over longer periods of time.

Portfolio Manager

Jason Brady, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.89%, as disclosed in the most recent Prospectus.

Portfolio Ladder

As of September 30, 2012

•	Building a laddered portfolio. Laddering has been shown over time to mitigate reinvestment and interest-rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

Long-Term Stability of Principal

Net Asset Value History of A shares from November 16, 1987 through September 30, 2012

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without sales charge	2.29%	3.21%	4.51%	3.53%	5.70%
With sales charge	0.77%	2.69%	4.19%	3.38%	5.63%

30-Day Yields, A Shares

As of September 30, 2012

Annualized Distribution Yield	SEC Yield
2.60%	1.12%

Key Portfolio Attributes

As of September 30, 2012

Number of Bonds	182
Effective Duration	2.9 Yrs
Average Maturity	3.5 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 11.

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THORNBURG LIMITED TERM INCOME FUND

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. Our team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest-rate and reinvestment risk, the team also:

Portfolio Managers

Jason Brady,CFA and Lon Erickson,CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual operating expenses of Class A shares are 0.98% as disclosed in the most recent Prospectus.

Portfolio Ladder

As of September 30, 2012

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

Long-Term Stability of Principal

Net Asset Value History of A shares from October 1, 1992 through September 30, 2012

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without sales charge	7.04%	6.35%	6.43%	4.84%	5.72%
With sales charge	5.46%	5.80%	6.11%	4.68%	5.64%

30-Day Yields, A Shares

As of September 30, 2012

Annualized Distribution Yield	SEC Yield
2.77%	1.83%

Key Portfolio Attributes

As of September 30, 2012

Number of Bonds	523
Effective Duration	3.5 Yrs
Average Maturity	4.5 Yrs

See the entire portfolio in the Schedule of Investments beginning on page 16.

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Thornburg Limited Term Income Funds –

September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

October 28, 2012

Dear Fellow Shareholders:

We are pleased to present the annual reports for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the year ended September 30, 2012. The net asset value (NAV) of a Class A share of the Thornburg Limited Term U.S. Government Fund decreased 4 cents in the period to $13.86. If you were invested for the entire period, you received dividends of 35.4 cents per share. If you reinvested your dividends, you received 35.8 cents per share. The net asset value of a Class A share of the Thornburg Limited Term Income Fund increased 40 cents in the period to $13.72. If you were invested for the entire period, you received dividends of 42.3 cents per share. If you reinvested your dividends, you received 43.0 cents per share. Dividends per share were lower for Class B, C, and R3 shares and higher for Class I and R5 shares as a percentage of NAV to account for varying class-specific expenses. Please examine the accompanying exhibits for more detailed information.

The yields on U.S. Treasuries were very stable over the course of the past year, with some price appreciation along with a meager income stream driving returns in that sector. Volatility in credit spreads (defined as the additional yield the market requires for investing in risky securities versus credit risk-less U.S. Treasuries) on all non-Treasury bond asset classes also remained relatively low, though that lack of significant volatility increased investors’ confidence in those sectors. The two-year U.S. Treasury moved from a 0.245% yield to a 0.232% yield over the course of the past year, while the 10-year U.S. Treasury moved from a 1.916% yield to a 1.634% yield. Credit spreads recovered from a near-term high at the beginning of this past fiscal year (October 1, 2011) and advanced without much pause. The Barclays Corporate Credit Index Option Adjusted Spread (or the difference between Treasuries and the average investment-grade corporate bond) moved from 2.38% on September 30, 2011 to 1.56% on September 30, 2012. This is a significant movement and has placed high-quality corporate bonds very close to their all-time lows in yield. The price appreciation of corporate bonds relative to U.S. government securities is largely responsible for the difference in total returns over the past year between the two funds discussed here.

We believe that the run of capital appreciation in high quality bond funds such as the Thornburg Limited Term U.S. Government and the Thornburg Limited Term Income Funds is very well advanced. Though there is always the risk of a “Japan” scenario (an extended period of very low yields), this is not our base case. In an environment in which rates slowly return to a more “normalized” level, there is likely to be a period in which returns on high quality bond funds are close to zero or indeed negative (depending on the speed of adjustment). While a portfolio position in our Funds — in order to reduce volatility and provide ballast in an ugly market — is a prudent part of any investor’s allocation, the prospective returns of the Funds themselves are unlikely to be particularly additive. Indeed, inflation effects make the likely real returns of these Funds flat at best — given the current yields of most of our investment universe. Even in a benign, recovering-credit environment, spreads are low enough that the movements of underlying so called “risk-free” Treasury rates will dominate price volatility. As such, it is useful to remember why our “Limited Term” Funds are loath to invest notably further out the curve into longer duration securities.

8    Certified Annual Report

As a reminder, while “Limited Term” refers to a 10-year and shorter investment universe, the longer end of the curve (more than 10 years) is only 13% of the Barclays Aggregate Index. As a result, we are capturing the vast majority of the various opportunities available in the marketplace. Though the yield curve is steep and therefore the promised yield on the 30-year Treasury is quite high relative to the two-year, we don’t think that over time the additional volatility that investors must endure to achieve this higher yield is worth it. (This is not to mention the opportunity cost of foregoing future investment opportunities that will likely crop up somewhere between two and 30 years’ time. This concentration on maturing securities is central to our laddering approach.) We will continue to invest shareholder funds in accordance with our mandate of a good risk/reward balance, muted price volatility, and low correlation to equities.

In previous letters, we discussed the fact that the nearly uninterrupted recovery from early 2009 through 2012 was a boon to us at Thornburg as we altered the Limited Term Income Fund’s credit allocation (along with that of multiple other funds) to take advantage of unprecedented levels during the late 2008/ early 2009 upset. The Fund reached its prospectus limitation (minimum 65%) on A and above credit at several points over that time period. Today we remain close to that limit, but are focused on reducing sector risk (financials are typically, still, highly rated and represent about one-third of the corporate universe) through a continued skew towards industrial credits. Corporates are still a focus for the Limited Term Income Fund given that the quality of corporate balance sheets remains quite high relative to government and individual balance sheets. Even in the Thornburg Limited Term U.S. Government Fund, with its more restrictive purview, we took advantage of spread tightening, given our significant allocation to Government Sponsored Enterprise (GSE) mortgage debt that traded at levels that provided a notable income advantage versus Treasuries. All of these advantages are narrowing and our caution is increasing as a result.

We continue to believe that the Federal Reserve’s extraordinarily accommodative policy has been a key driver of returns on “risk” assets in the marketplace, and their commitment to unlimited quantitative easing (purchasing many of the same securities that are part of the investment universe of our Funds) will continue to distort prices and make real investment returns difficult. In addition, a market that is obsessed with one moving part (Fed/global central bank policy) is liable to be subject to more volatility than a more idiosyncratically driven market. We continue to be alert to this potential for volatility. Again, given low yield levels, this has the potential to be more destructive than constructive to net asset values.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 2.29% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate Government Index produced a 2.39% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was 2.21%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 7.04% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Intermediate Government/Credit Index produced a 4.40% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade category was 5.16%. Both Barclays indices reflect no deduction for fees, expenses, or taxes.

In any environment, high quality bond funds should represent a safe haven, not necessarily a source of tremendous return. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns. The broad distribution of fund returns in the past three, five, and 10 years shows that those that reached for yield by taking incremental risk for which they were not compensated have suffered, while

Certified Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

those not nimble enough to take advantage of opportunities in the market did not benefit from a market recovery. In many cases investors have been surprised by their fixed income allocation’s performance. We believe that the store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind. In this environment, though low-quality fixed income can move in tandem with equities, the risk of holding extremely high quality cash instruments or U.S. Treasuries alone is also present especially when one considers potential erosion of purchasing power due to potential long-run inflation. As a result, we continue to try to place capital preservation (in all senses of the term) at the top of the list of priorities for these core Funds. While we don’t believe that yields will rise dramatically in the near term given an outlook for slow economic growth, rest assured that we at Thornburg are very cognizant of that longer-term risk, and are investing accordingly.

No matter the direction of interest rates or credit spreads in the near term, we believe your Funds are well positioned to achieve their longer-term goals of principal stability and reasonable income. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This balances duration and yield in a way that is designed to provide the best risk-adjusted bond returns over time.

Thank you very much for investing in our Funds. We feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for those looking for core bond investments. While we of course cannot guarantee future performance, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2012

SUMMARY OF TYPES OF HOLDINGS

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 8.42%
United States Treasury Notes, 2.625%, 12/31/2014	$2,000,000	$2,106,344
United States Treasury Notes, 1.375%, 11/30/2015	2,500,000	2,580,723
United States Treasury Notes, 2.625%, 2/29/2016	2,000,000	2,153,109
United States Treasury Notes, 4.875%, 8/15/2016	5,000,000	5,848,711
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,707,219
United States Treasury Notes, 2.25%, 11/30/2017	3,500,000	3,782,215
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,178,430
United States Treasury Notes Inflationary Index, 2.00%, 7/15/2014	2,430,980	2,592,405
United States Treasury Notes Inflationary Index, 1.875%, 7/15/2015	4,711,680	5,179,498
United States Treasury Notes Inflationary Index, 2.00%, 1/15/2016	5,771,850	6,470,337

TOTAL U.S. TREASURY SECURITIES (Cost $33,151,306)		36,598,991

U.S. GOVERNMENT AGENCIES — 18.71%
Carobao Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.829%, 9/7/2024	4,750,000	4,808,567
Federal Agricultural Mtg Corp., 6.71%, 7/28/2014	200,000	221,854
Federal Farm Credit Bank, 6.06%, 5/28/2013	240,000	249,244
Federal Farm Credit Bank, 3.98%, 1/22/2015	1,000,000	1,083,399
Federal Home Loan Bank, 5.375%, 6/13/2014	2,000,000	2,171,710
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,634,062
Federal Home Loan Bank, 2.25%, 3/26/2018	3,000,000	3,025,873
Federal Home Loan Mtg Corp., 4.50%, 1/15/2015	5,000,000	5,478,065
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,644,381
Federal National Mtg Assoc., 4.40%, 2/19/2015	1,585,000	1,737,683
[a] Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686%, 7/16/2019	5,000,000	4,981,220
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	2,961,935	3,022,043
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	2,763,157	3,289,099
Overseas Private Investment Corp., 4.10%, 11/15/2014	628,800	631,403
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	3,100,000	3,135,650
Private Export Funding Corp., 4.974%, 8/15/2013	2,700,000	2,812,266
Private Export Funding Corp., 5.45%, 9/15/2017	3,000,000	3,659,184
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	3,704,574	4,125,299
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	2,288,815	2,561,483
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	1,249,608	1,394,382
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	1,461,809	1,619,441
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	871,374	978,775
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	1,682,289	1,935,611
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	941,815	1,095,496
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	3,037,177	3,509,137
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	1,849,446	2,133,601
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	4,640,124	5,405,973
Tennessee Valley Authority, 4.75%, 8/1/2013	3,000,000	3,114,257
[b,c] U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594%, 12/7/2021	2,472,189	2,946,080
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	$2,940,042	$2,985,201

TOTAL U.S. GOVERNMENT AGENCIES (Cost $76,408,448)		81,390,439

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2012

Issuer-Description	Principal Amount	Value
MORTGAGE BACKED — 64.04%
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	337,313	374,293
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	375,567	404,144
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50%, 4/15/2022	635,034	640,587
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	907,679	968,117
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	933,949	999,108
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	682,212	728,586
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	3,229,611	3,450,250
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	1,703,146	1,798,611
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00%, 11/15/2017	133,445	135,360
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	334,918	354,964
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	2,000,000	2,135,643
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	840,405	895,275
Federal Home Loan Mtg Corp., CMO Series 2692 Class QD, 5.00%, 12/15/2022	2,010,711	2,081,614
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50%, 12/15/2014	1,128,732	1,178,123
Federal Home Loan Mtg Corp., CMO Series 2770 Class UD, 4.50%, 5/15/2017	203,506	203,815
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50%, 5/15/2015	3,532,445	3,730,940
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	333,996	340,508
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50%, 6/15/2015	2,434,926	2,555,767
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	2,333,637	2,430,227
Federal Home Loan Mtg Corp., CMO Series 3020 Class VA, 5.50%, 11/15/2014	312,775	313,266
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50%, 7/15/2031	344,020	344,385
Federal Home Loan Mtg Corp., CMO Series 3271 Class LU, 5.50%, 1/15/2018	1,690,568	1,704,934
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	3,000,000	3,270,656
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00%, 1/15/2031	206,976	207,012
Federal Home Loan Mtg Corp., CMO Series 3351 Class PK, 5.50%, 1/15/2032	132,294	132,349
Federal Home Loan Mtg Corp., CMO Series 3456 Class KV, 5.50%, 9/15/2017	1,802,046	1,844,859
Federal Home Loan Mtg Corp., CMO Series 3477 Class VA, 5.50%, 7/15/2019	3,465,113	3,656,766
Federal Home Loan Mtg Corp., CMO Series 3480 Class VA, 6.00%, 6/15/2019	2,087,747	2,304,017
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00%, 6/15/2022	251,588	255,298
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	989,330	1,028,014
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	1,944,127	2,054,057
Federal Home Loan Mtg Corp., CMO Series 3678 Class AL, 4.50%, 10/15/2027	1,137,353	1,176,828
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	921,424	1,006,315
Federal Home Loan Mtg Corp., CMO Series 3872 Class DT, 4.00%, 6/15/2026	1,175,330	1,342,050
Federal Home Loan Mtg Corp., CMO Series 3920 Class AB, 3.00%, 9/15/2025	2,404,252	2,483,772
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	3,568,893	3,620,895
Federal Home Loan Mtg Corp., CMO Series 3981 Class ME, 3.00%, 1/15/2027	3,778,285	4,007,769
Federal Home Loan Mtg Corp., CMO Series 3996 Class VN, 3.50%, 3/15/2025	4,820,927	5,223,835
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	3,415,796	3,723,296
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	3,991,828	4,016,662
Federal Home Loan Mtg Corp., CMO Series R003 Class VA, 5.50%, 8/15/2016	756,694	766,646
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50%, 12/15/2020	119,742	120,122
Federal Home Loan Mtg Corp., Multifamily Structured Pass-Through Certificates, CMO Series K708 Class A2, 2.13%, 1/25/2019	5,100,000	5,336,121
Federal Home Loan Mtg Corp., Multifamily Structured Pass-Through Certificates, CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,128,984
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	3,348,977	3,589,423
Federal Home Loan Mtg Corp., Pool 1N1736, 2.92%, 4/1/2037	281,600	281,600
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	3,821,206	4,052,419
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	633,568	673,127

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2012

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool C90041, 6.50%, 11/1/2013	$2,231	$2,277
Federal Home Loan Mtg Corp., Pool D37120, 7.00%, 7/1/2023	10,003	11,085
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	1,778,964	1,905,159
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	1,441,434	1,547,720
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	401,565	428,845
Federal Home Loan Mtg Corp., Pool G13517, 4.00%, 5/1/2024	935,431	993,896
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	1,833,410	1,978,579
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	2,126,869	2,277,744
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	2,361,324	2,533,442
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	2,902,803	3,069,034
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50%, 10/15/2020	2,321,537	2,376,222
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	2,963,578	3,231,766
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	42,603	47,716
Federal National Mtg Assoc., CMO Series 2002-18 Class PC, 5.50%, 4/25/2017	214,183	218,868
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	550,109	586,695
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	1,402,351	1,508,002
Federal National Mtg Assoc., CMO Series 2003-49 Class YD, 5.50%, 6/25/2023	677,667	723,839
Federal National Mtg Assoc., CMO Series 2003-66 Class PA, 3.50%, 2/25/2033	247,311	258,967
Federal National Mtg Assoc., CMO Series 2003-89 Class XC, 6.00%, 9/25/2014	519,544	531,200
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	633,806	677,257
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00%, 8/25/2042	3,259,226	3,783,090
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50%, 1/25/2030	1,978,360	2,071,302
Federal National Mtg Assoc., CMO Series 2004-35 Class CA, 4.00%, 12/25/2017	87,910	88,197
Federal National Mtg Assoc., CMO Series 2005-26 Class G, 5.00%, 6/25/2032	1,068,154	1,111,490
Federal National Mtg Assoc., CMO Series 2005-99 Class VA, 5.50%, 11/25/2016	1,036,686	1,121,021
Federal National Mtg Assoc., CMO Series 2006-121 Class VA, 5.50%, 3/25/2017	745,468	772,230
Federal National Mtg Assoc., CMO Series 2007-60 Class VA, 6.00%, 12/25/2017	2,846,316	2,972,677
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00%, 10/25/2032	566,213	566,614
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00%, 7/25/2019	2,023,962	2,104,525
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50%, 2/25/2021	1,589,408	1,656,694
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 2.349%, 3/25/2039	1,387,788	1,396,435
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	475,412	506,246
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	1,112,594	1,172,327
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	714,537	757,329
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	1,011,125	1,069,349
Federal National Mtg Assoc., CMO Series 2010-46 Class VM, 5.00%, 5/25/2021	2,470,615	2,673,774
Federal National Mtg Assoc., CMO Series 2010-6 Class VA, 5.00%, 2/25/2021	2,765,022	3,008,392
Federal National Mtg Assoc., CMO Series 2010-69 Class EJ, 2.50%, 7/25/2024	1,309,075	1,337,265
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	2,781,216	3,031,402
Federal National Mtg Assoc., CMO Series 2011-106 Class LV, 3.50%, 1/25/2023	3,702,925	3,953,132
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	3,100,024	3,383,141
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	3,079,589	3,364,174
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	4,959,229	5,045,972
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	3,652,055	4,036,436
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	3,687,960	4,005,357
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	6,896,423	7,379,835
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	2,185,089	2,350,415
Federal National Mtg Assoc., CMO Series 2011-88 Class WA, 2.50%, 9/25/2026	3,524,697	3,641,733
Federal National Mtg Assoc., CMO Series 2011-98 Class VC, 3.50%, 1/25/2023	4,165,785	4,490,969
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	3,855,482	4,227,307
Federal National Mtg Assoc., CMO Series 2012-48 Class PD, 2.00%, 7/25/2041	4,382,642	4,474,068
Federal National Mtg Assoc., CMO Series 2012-50 Class LV, 3.50%, 8/25/2023	5,302,207	5,669,749
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	6,254	6,724
Federal National Mtg Assoc., Pool 050811, 7.50%, 12/1/2012	479	482
Federal National Mtg Assoc., Pool 050832, 7.50%, 6/1/2013	111	112

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2012

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	$17,373	$18,937
Federal National Mtg Assoc., Pool 190555, 7.00%, 1/1/2014	2,054	2,104
Federal National Mtg Assoc., Pool 251759, 6.00%, 5/1/2013	1,619	1,636
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	48,587	54,526
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	117,576	133,246
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	34,645	37,702
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	13,851	15,956
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	876,389	936,024
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	834,152	890,913
Federal National Mtg Assoc., Pool 895572, 2.945%, 6/1/2036	712,494	765,709
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	1,496,927	1,612,763
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	1,971,488	2,105,642
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	2,248,342	2,438,573
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	4,509,786	4,873,388
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	4,270,151	4,579,237
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	1,107,677	1,187,205
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	789,045	850,103
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	597,425	643,655
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	1,474,763	1,580,646
Government National Mtg Assoc., CMO Series 2004-45 Class C, 5.67%, 10/16/2033	3,000,000	3,360,525
Government National Mtg Assoc., CMO Series 2004-45 Class C, 5.585%, 11/20/2059	5,288,568	5,877,064
Government National Mtg Assoc., CMO Series 2005-67 Class C, 4.907%, 3/16/2035	1,655,177	1,789,128
Government National Mtg Assoc., CMO Series 2009-105 Class A, 3.456%, 12/16/2050	2,675,436	2,802,098
Government National Mtg Assoc., CMO Series 2009-92 Class VA, 5.00%, 10/20/2020	1,235,155	1,368,012
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	872,588	992,300
Government National Mtg Assoc., Pool 000623, 8.00%, 9/20/2016	10,975	11,670
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	593,610	647,872
Government National Mtg Assoc., Pool 453928, 7.00%, 7/15/2017	772	779
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	2,096,392	2,319,798
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	4,240,953	4,839,203
Government National Mtg Assoc., Pool 731491, 5.156%, 12/20/2060	4,237,216	4,874,239
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	3,495,677	4,031,508
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	5,373,415	6,312,408
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	5,961,884	6,583,184
Government National Mtg Assoc., Pool 765151, 4.692%, 7/20/2061	3,087,263	3,508,683
Government National Mtg Assoc., Pool 894205, 4.00%, 8/20/2039	2,025,826	2,147,768
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	4,855,775	5,091,458

TOTAL MORTGAGE BACKED (Cost $272,332,503)		278,495,349

SHORT TERM INVESTMENTS — 4.60%
Bank of New York Tri-Party Repurchase Agreement 0.20% dated 9/28/2012 due 10/1/2012, repurchase price $20,000,333 collateralized by 7 U.S. Government Agency debt securities, having an average coupon of 1.286%, credit rating of AAA, maturity dates from 12/25/2017 to 9/20/2042, and having an aggregate market value of $20,387,038 at 9/28/2012	20,000,000	20,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $20,000,000)		20,000,000

TOTAL INVESTMENTS — 95.77% (Cost $401,892,257)		$416,484,779
OTHER ASSETS LESS LIABILITIES — 4.23%		18,403,557

NET ASSETS — 100.00%		$434,888,336

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2012

Footnote Legend

a	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2012, the aggregate value of these securities in the Fund’s portfolio was $2,946,080, representing 0.68% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Certified Annual Report    15

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2012

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from Fitch Ratings. “NR” = not rated.

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
U.S. TREASURY SECURITIES — 0.74%
United States Treasury Notes, 1.75% due 4/15/2013	NR/NR	$2,500,000	$2,521,289
United States Treasury Notes, 2.50% due 3/31/2015	NR/NR	6,500,000	6,860,090
United States Treasury Notes, 5.125% due 5/15/2016	NR/NR	1,000,000	1,169,000
United States Treasury Notes, 4.875% due 8/15/2016	NR/NR	2,000,000	2,339,484
United States Treasury Notes, 3.00% due 2/28/2017	NR/NR	2,000,000	2,215,062
United States Treasury Notes, 2.125% due 8/15/2021	NR/NR	5,000,000	5,289,102

TOTAL U.S. TREASURY SECURITIES (Cost $18,956,393)			20,394,027

U.S. GOVERNMENT AGENCIES — 3.21%
[a] Agribank FCB, 9.125% due 7/15/2019	A-/NR	14,185,000	18,825,126
Carobao Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.829% due 9/7/2024	NR/NR	10,000,000	10,123,300
Federal National Mtg Assoc., 7.491% due 8/1/2014	AA+/Aaa	10,437	10,437
[b] Government of Tunisia, (Guaranty: U.S. Agency for International Development), 1.686% due 7/16/2019	NR/NR	10,000,000	9,962,440
[c] MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	12,000,000	12,000,000
Mtg-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	4,072,661	4,155,309
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	6,000,000	6,069,000
Private Export Funding Corp., 5.45% due 9/15/2017	AA+/Aaa	3,000,000	3,659,184
[c] Santa Rosa Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	6,000,000	6,007,500
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	1,277,863	1,412,771
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	2,665,245	3,068,236
Small Business Administration, Series 2005-P10A Class 1, 4.638% due 2/10/2015	NR/NR	988,359	1,047,089
Tagua Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.732% due 9/18/2024	NR/NR	2,500,000	2,518,625
[c] Tortola Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.732% due 9/18/2024	NR/NR	2,815,000	2,815,000
[a,c] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,691,268
[a,c] U.S. Department of Transportation Headquarters, Series 2004 Class A-2, 5.594% due 12/7/2021	NR/NR	2,266,173	2,700,574

TOTAL U.S. GOVERNMENT AGENCIES (Cost $ 83,898,834)			88,065,859

OTHER GOVERNMENT — 2.91%
[b] Export-Import Bank of Korea, 8.125% due 1/21/2014	A+/Aa3	11,250,000	12,245,456
[b] Export-Import Bank of Korea, 5.875% due 1/14/2015	A+/Aa3	3,000,000	3,298,794
[b] Government of Aruba, 6.80% due 4/2/2014	A-/NR	5,616,000	5,902,922

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[a,b] Government of Bermuda, 5.603% due 7/20/2020	AA-/Aa2	$3,000,000	$3,480,000
[a,b] Government of Bermuda, 4.138% due 1/3/2023	AA-/Aa2	4,000,000	4,203,718
[b] Korea Finance Corp., 4.625% due 11/16/2021	A+/Aa3	7,500,000	8,474,145
[a,b] Korea Housing Finance Co., 3.50% due 12/15/2016	NR/Aa2	6,000,000	6,384,274
[a,b] Republic of Iceland, 4.875% due 6/16/2016	BBB-/Baa3	11,000,000	11,455,180
[a,b] Republic of Iceland, 5.875% due 5/11/2022	BBB-/NR	5,000,000	5,450,000
[a,b] State of Qatar, 3.125% due 1/20/2017	AA/Aa2	4,000,000	4,210,000
[b] Swedish Export Credit Corp., 1.75% due 5/30/2017	AA+/Aa1	14,300,000	14,610,310

TOTAL OTHER GOVERNMENT (Cost $75,733,857)			79,714,799

MORTGAGE BACKED — 8.77%
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.834% due 6/25/2020	NR/NR	39,222,042	3,750,922
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.916% due 5/25/2019	NR/NR	49,971,619	4,839,217
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	586,142	623,565
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	3,061,956	3,248,138
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	784,947	814,798
Federal Home Loan Mtg Corp., CMO Series 2654 Class OG, 5.00% due 2/15/2032	NR/NR	556,354	574,070
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	2,656,201	2,858,683
Federal Home Loan Mtg Corp., CMO Series 2778 Class JD, 5.00% due 12/15/2032	NR/NR	2,251,527	2,335,528
Federal Home Loan Mtg Corp., CMO Series 2780 Class VJ, 5.00% due 4/15/2015	NR/NR	498,547	499,369
Federal Home Loan Mtg Corp., CMO Series 2808 Class VA, 5.50% due 5/15/2015	NR/NR	1,587,045	1,676,224
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	333,996	340,508
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	NR/NR	1,799,123	1,888,410
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	2,800,364	2,916,272
Federal Home Loan Mtg Corp., CMO Series 2943 Class BV, 5.00% due 3/15/2016	NR/NR	1,853,426	1,937,324
Federal Home Loan Mtg Corp., CMO Series 3083 Class U, 4.50% due 1/15/2017	NR/NR	818,648	819,881
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	3,898,975	4,353,445
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	4,000,000	4,360,875
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	737,708	775,562
Federal Home Loan Mtg Corp., CMO Series 3563 Class BC, 4.00% due 6/15/2022	NR/NR	503,176	510,596
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	1,483,995	1,542,020
Federal Home Loan Mtg Corp., CMO Series 3872 Class DT, 4.00% due 6/15/2026	NR/NR	881,497	1,006,537
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	5,636,552	6,258,048
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	5,353,340	5,431,343
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	3,902,652	4,253,980
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	3,763,723	4,105,173
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	11,975,485	12,049,985
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	AA+/Aaa	11,210,684	12,015,577
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	AA+/Aaa	4,619,237	4,935,547
Federal Home Loan Mtg Corp., Pool P10039, 5.00% due 4/1/2013	AA+/Aaa	127,043	127,958
Federal Home Loan Mtg Corp., REMIC Series 3626 Class AV, 5.50% due 10/15/2020	NR/NR	3,869,229	3,960,370
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	11,142,013	12,453,720
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	2,982,173	3,252,043
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	1,413,184	1,519,652
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	631,822	652,316
Federal National Mtg Assoc., CMO Series 2003-92 Class VG, 5.00% due 9/25/2014	NR/NR	418,814	433,613
Federal National Mtg Assoc., CMO Series 2003-W3 Class 1A2, 7.00% due 8/25/2042	NR/NR	1,866,212	2,166,174
Federal National Mtg Assoc., CMO Series 2004-33 Class MW, 4.50% due 1/25/2030	NR/NR	2,048,699	2,144,945
Federal National Mtg Assoc., CMO Series 2005-35 Class VG, 5.00% due 4/25/2016	NR/NR	810,916	815,827
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	1,209,679	1,326,104
Federal National Mtg Assoc., CMO Series 2007-26 Class VH, 5.50% due 2/25/2018	NR/NR	3,558,148	3,758,581
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	1,986,270	2,166,543

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
Federal National Mtg Assoc., CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	NR/NR	$582,523	$582,936
Federal National Mtg Assoc., CMO Series 2008-54 Class EA, 5.00% due 7/25/2019	NR/NR	2,698,616	2,806,034
Federal National Mtg Assoc., CMO Series 2008-55 Class VA, 5.00% due 7/25/2019	NR/NR	3,372,371	3,472,874
Federal National Mtg Assoc., CMO Series 2009-111 Class VB, 4.50% due 2/25/2021	NR/NR	1,589,408	1,656,694
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 2.349% due 3/25/2039	NR/NR	2,312,980	2,327,392
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	1,109,294	1,181,242
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	AA+/Aaa	3,140,851	3,326,854
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	1,854,324	1,953,879
Federal National Mtg Assoc., CMO Series 2009-65 Class GA, 4.50% due 11/25/2023	NR/NR	739,173	777,897
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	1,786,343	1,893,322
Federal National Mtg Assoc., CMO Series 2009-70 Class PA, 5.00% due 8/25/2035	NR/NR	1,131,259	1,155,637
Federal National Mtg Assoc., CMO Series 2009-89 Class BV, 4.50% due 12/25/2020	NR/NR	2,344,290	2,429,219
Federal National Mtg Assoc., CMO Series 2011-100 Class VE, 4.00% due 12/25/2022	NR/NR	7,167,644	7,325,931
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	2,755,258	3,003,109
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,765,200	1,928,194
Federal National Mtg Assoc., CMO Series 2011-88 Class WA, 2.50% due 9/25/2026	NR/NR	2,863,816	2,958,908
Federal National Mtg Assoc., CMO Series 2011-89 Class VA, 4.00% due 9/25/2023	NR/NR	6,387,011	6,879,671
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	3,517,164	3,856,361
Federal National Mtg Assoc., CMO Series 2012-48 Class PD, 2.00% due 7/25/2041	NR/NR	14,462,719	14,764,423
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	AA+/Aaa	472,347	508,899
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	AA+/Aaa	2,214,134	2,408,389
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	AA+/Aaa	5,956,318	6,387,452
Government National Mtg Assoc., CMO Series 2009-35 Series KV, 4.50% due 6/20/2020	NR/NR	3,741,736	4,045,999
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	1,842,942	2,001,560
Government National Mtg Assoc., Pool 003007, 8.50% due 11/20/2015	AA+/Aaa	10,667	11,404
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	AA+/Aaa	5,660,258	6,263,454
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	AA+/Aaa	6,183,116	7,055,338
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	AA+/Aaa	4,057,789	4,667,837
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	AA+/Aaa	5,493,206	6,335,227
Government National Mtg Assoc., Pool 765151, 4.692% due 7/20/2061	AA+/Aaa	4,991,075	5,672,372
Government National Mtg Assoc., Pool 827148, 1.625% due 2/20/2024	AA+/Aaa	28,550	29,511
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	AA+/Aaa	4,904,823	5,142,887

TOTAL MORTGAGE BACKED (Cost $236,432,201)			240,310,349

ASSET BACKED SECURITIES — 10.61%
ADVANCE RECEIVABLES — 0.95%
AH Mtg Advance Trust, Series SART-1 Class A1R, 2.23% due 5/10/2043	AAA/NR	7,000,000	7,000,885
AH Mtg Advance Trust, Series SART-1 Class A2, 3.37% due 5/10/2043	AAA/NR	5,000,000	5,000,000
AH Mtg Advance Trust, Series SART-2 Class B1, 6.90% due 9/15/2043	BBB/NR	10,000,000	10,002,498
AH Mtg Advance Trust, Series SART-3 Class 1A2, 3.72% due 3/13/2044	AAA/NR	4,000,000	4,005,533

			26,008,916

AUTO RECEIVABLES — 0.53%
Santander Drive Auto Receivables Trust, 2.86% due 6/15/2017	A/NR	869,781	873,077
Santander Drive Auto Receivables Trust, 2.72% due 5/16/2016	AA/Aa1	2,500,000	2,559,404
[a,b] SMART Trust, Series 2012-2USA Class A3B Floating Rate Bond, 1.174% due 10/14/2016	NR/Aaa	8,000,000	8,009,386
[a,b] SMART Trust, Series 2012-2USA Class A4B Floating Rate Bond, 1.474% due 3/14/2018	NR/Aaa	3,000,000	3,016,957

			14,458,824

COMMERCIAL MTG TRUST — 2.03%
Banc of America Commercial Mtg Inc., Series 2002-PB2 Class C, 6.349% due 6/11/2035	B+/Aa1	3,045,000	3,071,997
Banc of America Commercial Mtg Inc., Series 2006-6 Class A3, 5.369% due 10/10/2045	AAA/Aaa	3,000,000	3,262,413

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[a] Banc of America Re-Remic Trust Series 2012-CLRN Class A Floating Rate Bond, 1.39% due 8/15/2029	NR/NR	$5,000,000	$5,000,000
[a] CFCRE Commercial Mtg Trust Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	14,208,441
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.93% due 3/25/2034	B+/Caa2	370,373	315,208
Commercial Mtg Pass-Through Certificates, Series 2011-THL Class A, 3.376% due 6/9/2028	NR/Aaa	4,845,243	4,962,301
Commercial Mtg Pass-Through Certificates, Series 2011-THL Class B, 4.554% due 6/9/2028	NR/Aa2	1,500,000	1,578,814
Credit Suisse Commercial Mtg Capital Certificates, Series 2007-C2 Class A2, 5.448% due 1/15/2049	AAA/Aaa	154,730	157,206
DBUBS Mtg Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	5,317,555	5,779,703
DBUBS Mtg Trust CMO, Series 2011-LC2A Class A1FL, 1.578% due 7/12/2044	NR/Aaa	1,348,086	1,372,868
JPMorgan Chase Commercial Mtg, Series 2004-C3 Class A-5, 4.878% due 1/15/2042	NR/Aaa	5,000,000	5,370,269
JPMorgan Chase, Series 2011-FL1 Class B, 3.971% due 11/15/2028	AA/Aa2	2,725,000	2,765,875
Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.983% due 8/12/2045	NR/Aaa	2,838,000	3,333,699
[a] Rialto Real Estate Fund LLC, CMO Series 2012-LT1A Class A, 4.75% due 2/15/2025	NR/Baa3	367,354	367,568
Wachovia Bank Commercial Mtg Trust, Series 2004-C10 Class C, 4.842% due 2/15/2041	AA+/Aaa	4,000,000	4,060,790

			55,607,152

CREDIT CARD — 0.63%
First Financial Bank USA, Series 2010-C Class B, 5.19% due 9/17/2018	AA-/NR	2,000,000	2,014,777
First Financial Bank USA, Series 2010-D Class A, 3.72% due 6/17/2019	AAA/NR	5,000,000	5,131,105
[a,b] Turquoise Card Backed Securities plc, Series 2012-1A Class A Floating Rate Bond, 1.021% due 6/17/2019	NR/Aaa	10,000,000	10,009,306

			17,155,188

OTHER ASSET BACKED — 2.87%
[a,c,d] Beacon Container Finance LLC, 3.72% due 9/20/2027	NR/NR	10,000,000	10,062,500
[a,b] Cie Financement Foncier, 2.50% due 9/16/2015	AAA/Aaa	6,000,000	6,204,480
[a,b] Cronos Containers Program Ltd., 3.81% due 9/18/2027	A/NR	6,700,000	6,787,100
Dominos Pizza Master Issuer LLC, 5.216% due 1/25/2042	BBB+/Baa1	9,925,000	10,807,521
[a] GTP Cellular Sites LLC, 3.721% due 3/15/2042	NR/NR	9,500,000	9,733,605
MIRAMAX LLC, 6.25% due 10/20/2021	BBB/Baa3	7,500,000	7,883,107
Nomura Asset Securities Corp., 7.328% due 3/15/2030	AAA/Aaa	1,806,589	1,816,446
[c] Northwind Holdings LLC Floating Rate Bond, 1.198% due 12/1/2037	A/Baa1	4,566,138	3,652,911
Sierra Receivables Funding Co. LLC, 2.84% due 11/20/2028	A+/NR	7,297,646	7,313,508
Sonic Capital LLC, 5.438% due 5/20/2041	BBB/Baa2	7,680,000	8,534,400
[a,b] Trafigura Securitisation Finance plc, Series 2012-1A Class A Floating Rate Bond, 2.621% due 10/15/2015	AAA/Aaa	6,000,000	6,004,632

			78,800,210

RESIDENTIAL MTG TRUST — 2.52%
Ameriquest Mtg Securities Inc., Series 2004-R12 Class A4 Floating Rate Note, 0.687% due 1/25/2035	A+/Aaa	3,170,882	3,125,510
Arran Residential Mtg Funding plc, Series 2011-1A Class A2C, 1.884% due 11/19/2047	NR/Aaa	5,000,000	5,032,373
Banc of America Mtg Securities, Inc., Series 2004-4 Class 1A2, 5.50% due 5/25/2034	AAA/NR	787,579	798,594
Banc of America Mtg Securities, Inc., Series 2005 A Class B1 Floating Rate Note, 3.178% due 2/25/2035	NR/NR	2,700,349	234,606
Bear Stearns Mtg, Series 2004-3 Class 1-A2, 3.101% due 7/25/2034	BBB+/B1	251,354	238,270
Countrywide Home Loan, Series 2004 Class 1-A, 2.827% due 7/20/2034	A/B1	470,888	467,433
FNBC Trust, Series 1993 A, 8.08% due 1/5/2018	A+/Aa1	819,871	910,368
[a,b] Fosse Master Issuer plc, Series 2011-1A Class A2 Floating Rate Bond, 1.855% due 10/18/2054	AAA/Aaa	7,776,589	7,896,541
[a] FREMF Mtg Trust, Series 2012-K709 Class B, 3.872% due 4/25/2045	NR/NR	10,000,000	10,318,115
Home Equity Asset Trust, Series 2006-3 Class 2A, 0.397% due 7/25/2036	AAA/A1	1,391,017	1,383,549
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 2.467% due 10/25/2028	A+/B3	1,079,643	367,268

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
Merrill Lynch Mtg Investors, Series 2004 A4 Class M1, 2.582% due 8/25/2034	CCC/NR $	807,860	$605,852
New Century Home Equity Loan Trust, Series 2005-2 Class A2C, 0.517% due 6/25/2035	AAA/Aa1	4,152,565	4,124,631
Option One Mtg Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.427% due 12/25/2035	AAA/Baa2	1,660,218	1,570,422
Popular ABS Mtg Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	AAA/Baa1	6,316,321	6,629,820
Residential Asset Mtg Products, Inc., 0.517% due 3/25/2035	NR/Aa3	919,702	872,007
Residential Asset Mtg Products, Inc., 7.125% due 4/25/2031	AAA/NR	2,792,115	3,039,764
[a] RiverView HECM Trust Series 2007-1 Class A, 0.69% due 5/25/2047	A-/Ba3	6,300,462	5,453,837
[b] Saecure B.V., Series 11A Class A1A, 1.997% due 7/30/2092	NR/Aaa	4,924,086	5,030,337
[b] Silverstone Master Issuer, Series 2010-1A Class A1 Floating Rate Note, 1.853% due 1/21/2055	AAA/Aaa	5,000,000	5,063,056
Structured Asset Securities Corp., 2.735% due 3/25/2033	AAA/Baa1	3,079,125	3,096,090
Structured Asset Securities Corp., 5.50% due 3/25/2019	AAA/Ba2	1,347,206	1,376,527
Washington Mutual Mtg, Series 2003-S13 Class 21-A1, 4.50% due 12/25/2018	AAA/NR	1,253,418	1,270,499
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.615% due 2/25/2035	CC/C	921,701	84,251
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.614% due 3/25/2035	NR/NR	890,261	57,696

			69,047,416

STUDENT LOAN — 1.08%
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Bond, 0.779% due 9/15/2020	A+/Aa2	3,388,403	3,270,889
SLM Student Loan Trust, Series 2004-B Class A3 Floating Rate Bond, 0.719% due 3/15/2024	A+/Aaa	8,000,000	6,569,110
SLM Student Loan Trust, Series 2006-A Class A4 Floating Rate Bond, 0.579% due 12/15/2023	A+/Aa1	12,075,000	11,477,557
SLM Student Loan Trust, Series 2006-B Class A3 Floating Rate Bond, 0.529% due 12/15/2022	AA/Aaa	3,087,759	3,078,921
SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	5,000,000	5,357,391

			29,753,868

TOTAL ASSET BACKED SECURITIES (Cost $287,802,031)			290,831,574

CORPORATE BONDS — 55.87%
AUTOMOBILES & COMPONENTS — 1.38%
AUTOMOBILES — 1.38%
[a] American Honda Finance Corp., 1.50% due 9/11/2017	A+/A1	2,000,000	2,008,362
[a] American Honda Finance Corp., 1.00% due 8/11/2015	A+/A1	3,000,000	3,006,075
[a] American Honda Finance Corp., 2.60% due 9/20/2016	A+/A1	5,000,000	5,269,775
[a] Harley-Davidson Funding Corp., 5.25% due 12/15/2012	BBB+/Baa1	3,000,000	3,023,271
[a] Hyundai Capital America, 3.75% due 4/6/2016	BBB+/Baa2	500,000	531,916
[b] Hyundai Capital Services, Inc., 6.00% due 5/5/2015	BBB+/Baa2	8,000,000	8,803,704
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	BBB+/A3	15,000,000	15,132,840

			37,775,943

BANKS — 12.04%
COMMERCIAL BANKS — 11.22%
[a,b] ABN AMRO Bank N.V., 4.25% due 2/2/2017	A+/A2	1,000,000	1,072,680
[a,b] ANZ National International Ltd., 3.125% due 8/10/2015	AA-/Aa3	4,000,000	4,174,568
[a,b] ANZ National International Ltd., 6.20% due 7/19/2013	AA-/Aa3	1,000,000	1,039,451
[a,b] Australia and New Zealand Bank, 2.40% due 11/23/2016	NR/Aaa	6,000,000	6,286,200
[a,b] Banco Bradesco, 4.50% due 1/12/2017	BBB/Baa1	2,500,000	2,662,500
[a,b] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,150,000
[a,b] Banco Santander Brasil Floating Rate Bond, 2.485% due 3/18/2014	BBB/Baa1	7,883,000	7,753,821
[a,b] Banco Santander Chile, 3.875% due 9/20/2022	A/Aa3	3,000,000	3,009,330
[a,b] Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	4,000,000	4,280,188
[b] Bank of Nova Scotia, 2.55% due 1/12/2017	AA-/Aa1	5,000,000	5,290,720
[a,b] Barclays Bank plc, 2.50% due 9/21/2015	AAA/Aaa	14,650,000	15,195,566
[a,b] BNP Paribas Home Loan Covered Bonds SA, 2.20% due 11/2/2015	AAA/Aaa	10,000,000	10,297,000

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[a] CoBank, ACB, 7.875% due 4/16/2018	A-/NR	$14,331,000	$17,938,972
[a,b] Commonwealth Bank of Australia, 2.25% due 3/16/2017	NR/Aaa	7,500,000	7,800,750
[b] Corp Andina de Fomento, 3.75% due 1/15/2016	A+/Aa3	11,000,000	11,532,664
[a,b] Credit Agricole London, 1.903% due 1/21/2014	A/A2	7,000,000	7,022,302
[a,b] Danske Bank A/S, 3.75% due 4/1/2015	A-/Baa1	4,000,000	4,119,320
[b,c] DFS Funding Corp. Floating Rate Note, 1.214% due 6/15/2015	NR/Baa3	4,400,000	4,136,000
[a,b] DNB Bank ASA, 3.20% due 4/3/2017	A+/A1	10,000,000	10,444,000
[a,b] HSBC Bank plc, 3.50% due 6/28/2015	AA-/Aa3	2,000,000	2,121,870
HSBC Bank USA, N.A., 4.875% due 8/24/2020	A/A2	1,000,000	1,077,828
[b] HSBC Holdings plc, 4.875% due 1/14/2022	A+/Aa3	2,000,000	2,290,042
HSBC USA, Inc., 2.375% due 2/13/2015	A+/A2	2,000,000	2,058,880
[a,b] Intesa Sanpaolo SpA, 2.831% due 2/24/2014	BBB+/Baa2	5,000,000	4,925,455
[a,b] Kookmin Bank, 7.25% due 5/14/2014	AA/Aa1	7,000,000	7,640,437
[a,b] National Australia Bank, 2.00% due 6/20/2017	NR/Aaa	16,000,000	16,433,600
[a,b] National Bank of Canada, 2.20% due 10/19/2016	NR/Aaa	2,000,000	2,115,000
National City Bank Floating Rate Note, 0.78% due 6/7/2017	A-/A3	4,000,000	3,823,712
[a,b] Oversea-Chinese Banking Corp. Ltd., 3.15% due 3/11/2023	A+/Aa2	29,650,000	29,779,422
[b] Rabobank Nederland, 3.375% due 1/19/2017	AA/Aa2	2,000,000	2,122,820
[b] Royal Bank of Scotland plc, 9.50% due 3/16/2022	BBB-/NR	17,000,000	19,040,000
[a,b] Societe Generale, 3.10% due 9/14/2015	A/A2	6,000,000	6,125,988
[a,c] Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	BBB+/A2	5,920,404	7,785,332
[a,b] Sparebank 1 Boligkreditt AS, 2.30% due 6/30/2018	NR/Aaa	8,000,000	8,349,600
[a,b] Standard Chartered plc, 3.20% due 5/12/2016	A+/A2	5,000,000	5,218,550
[b] Svenska Handelsbanken AB, 3.125% due 7/12/2016	AA-/Aa3	6,000,000	6,360,000
[a,b] Swedbank Hypotek AB, 2.375% due 4/5/2017	AAA/Aaa	5,000,000	5,235,500
[a,b] Toronto-Dominion Bank, 2.20% due 7/29/2015	NR/Aaa	3,000,000	3,140,700
[a,b] UBS AG London, 2.25% due 3/30/2017	NR/Aaa	12,543,000	13,054,554
US Bank NA, 3.778% due 4/29/2020	A+/Aa3	10,000,000	10,622,220
[a] Webster Bank, 5.875% due 1/15/2013	BBB-/Baa1	3,000,000	3,020,988
Wells Fargo Bank NA, 0.647% due 5/16/2016	A+/A1	4,629,000	4,500,638
[b] Westpac Banking Corp., 3.00% due 8/4/2015	AA-/Aa2	2,000,000	2,111,098
[a,b] Westpac Banking Corp. Floating Rate Note, 1.255% due 7/17/2015	NR/Aaa	5,000,000	5,041,445
[a,b] Woori Bank, 4.75% due 1/20/2016	A-/A1	5,000,000	5,434,490
THRIFTS & MORTGAGE FINANCE — 0.82%
[a,b] Northern Rock Asset Management, 5.625% due 6/22/2017	AAA/Aaa	20,000,000	22,474,000

			330,110,201

CAPITAL GOODS — 2.51%
AEROSPACE & DEFENSE — 0.06%
Boeing Co., 5.00% due 3/15/2014	A/A2	1,500,000	1,598,753
CONSTRUCTION & ENGINEERING — 0.33%
[a] URS Corp., 3.85% due 4/1/2017	BBB-/Baa3	8,995,000	9,057,057
INDUSTRIAL CONGLOMERATES — 0.89%
General Electric Co., 5.25% due 12/6/2017	AA+/Aa3	2,500,000	2,957,957
[a,b] Hutchison Whampoa Ltd., 3.50% due 1/13/2017	A-/A3	5,000,000	5,303,385
[b] Philips Electronics N.V., 3.75% due 3/15/2022	A-/A3	3,500,000	3,787,364
[a,b] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,677,100
[a,b] Smiths Group plc, 6.05% due 5/15/2014	BBB+/Baa2	3,000,000	3,163,800
[a] Southern Star Central Gas Pipeline, Inc., 6.00% due 6/1/2016	BBB-/Baa3	5,000,000	5,587,950
MACHINERY — 0.78%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,802,617
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB+/Baa1	3,000,000	3,636,729
John Deere Capital Corp., 5.25% due 10/1/2012	A/NR	1,600,000	1,600,000

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[a,b] Volvo Treasury AB, 5.95% due 4/1/2015	BBB/Baa2	$13,100,000	$14,348,692
TRADING COMPANIES & DISTRIBUTORS — 0.45%
[a,c] Air Lease Corp., 7.375% due 1/30/2019	NR/NR	12,000,000	12,300,000

			68,821,404

CONSUMER DURABLES & APPAREL — 0.21%
HOUSEHOLD DURABLES — 0.11%
Newell Rubbermaid, Inc., 2.00% due 6/15/2015	BBB-/Baa3	3,000,000	3,039,678
TEXTILES, APPAREL & LUXURY GOODS — 0.10%
Nike, Inc., 5.15% due 10/15/2015	A+/A1	2,315,000	2,604,442

			5,644,120

DIVERSIFIED FINANCIALS — 8.31%
CAPITAL MARKETS — 4.59%
[b] AMVESCAP plc, 5.375% due 2/27/2013	A-/A3	5,606,000	5,704,363
Bank of New York Mellon, 2.40% due 1/17/2017	A+/Aa3	7,000,000	7,366,695
[a] Blackstone Holdings Finance Co. LLC, 4.75% due 2/15/2023	A/NR	5,000,000	5,213,180
[a,b] CDP Financial, Inc., 3.00% due 11/25/2014	AAA/Aaa	4,000,000	4,196,504
[a,b] CDP Financial, Inc., 4.40% due 11/25/2019	AAA/Aaa	5,000,000	5,745,905
[a,b] Credit Suisse Group AG - Guernsey, 1.625% due 3/6/2015	NR/Aaa	13,000,000	13,224,796
Deutsche Bank Financial LLC, 5.375% due 3/2/2015	BBB+/Baa3	5,000,000	5,295,020
[a] FMR LLC, 4.75% due 3/1/2013	A+/A2	5,000,000	5,075,515
Goldman Sachs Group, Inc. Floating Rate Note, 0.853% due 7/22/2015	A-/A3	8,890,000	8,604,098
Goldman Sachs Group, Inc. Floating Rate Note, 0.823% due 3/22/2016	A-/A3	5,000,000	4,805,560
[a,b] IPIC GMTN Ltd., 3.125% due 11/15/2015	AA/Aa3	1,000,000	1,037,000
[a,b] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa3	1,000,000	1,092,500
[a] Legg Mason, Inc., 5.50% due 5/21/2019	BBB/Baa1	5,000,000	5,361,290
[a,b] Macquarie Bank Ltd., 5.00% due 2/22/2017	A/A2	5,000,000	5,340,500
[a,b] Macquarie Bank Ltd., 3.45% due 7/27/2015	A/A2	2,000,000	2,046,874
[a,b] Macquarie Group Ltd., 7.625% due 8/13/2019	BBB/A3	2,000,000	2,318,600
[a,b] Macquarie Group Ltd., 7.30% due 8/1/2014	BBB/A3	8,000,000	8,615,824
[b] Man Group plc, 6.50% due 8/1/2013	NR/Baa3	5,000,000	5,141,000
[b] Man Group plc Floating Rate Note, 2.023% due 9/22/2015	NR/Ba1	5,000,000	4,075,000
Merrill Lynch & Co., 0.993% due 5/2/2017	BBB+/Baa3	2,500,000	2,261,232
Merrill Lynch & Co., 6.875% due 4/25/2018	A-/Baa2	2,000,000	2,396,228
Morgan Stanley Floating Rate Note, 2.937% due 5/14/2013	A-/Baa1	5,000,000	5,049,270
Murray Street Investment Trust, 4.647% due 3/9/2017	A-/A3	5,000,000	5,369,360
[b] UBS AG Stamford, 7.625% due 8/17/2022	BBB-/NR	10,000,000	10,455,600
CONSUMER FINANCE — 0.80%
American Express Credit Co., 5.125% due 8/25/2014	A-/A2	3,000,000	3,245,220
American Express Credit Co., 2.80% due 9/19/2016	A-/A2	8,000,000	8,505,840
American Express Credit Co., 1.75% due 6/12/2015	A-/A2	1,000,000	1,022,872
[a,b] Banque PSA Finance, 2.361% due 4/4/2014	BBB-/Baa3	7,000,000	6,862,366
Western Union Co., 3.65% due 8/22/2018	A-/A3	2,000,000	2,214,940
DIVERSIFIED FINANCIAL SERVICES — 2.92%
Bank of America Corp., 6.50% due 8/1/2016	A-/Baa2	2,000,000	2,313,020
[a,b] BM&F Bovespa SA, 5.50% due 7/16/2020	BBB+/Baa1	1,000,000	1,136,500
Citigroup, Inc., 6.00% due 12/13/2013	A-/Baa2	2,000,000	2,121,128
Citigroup, Inc., 6.50% due 8/19/2013	A-/Baa2	1,000,000	1,049,698
Citigroup, Inc., 5.00% due 9/15/2014	BBB+/Baa3	3,000,000	3,164,160
[a] CME Group Index Services, 4.40% due 3/15/2018	AA-/Aa3	4,530,000	5,098,162
General Electric Capital Corp. Floating Rate Note, 0.529% due 12/28/2018	AA+/A1	4,850,000	4,065,803
General Electric Capital Corp. Floating Rate Note, 0.519% due 6/20/2014	AA+/A1	4,000,000	3,971,536

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[a] General Electric Capital Corp. /LJ VP Holdings LLC, 3.80% due 6/18/2019	AA+/A1	$5,000,000	$5,276,125
[b] IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa3	3,000,000	3,156,000
[a,b] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa3	3,500,000	3,920,000
JPMorgan Chase Bank NA, 0.729% due 6/13/2016	A/A1	16,875,000	16,263,754
[b] Korea Development Bank, 8.00% due 1/23/2014	A/Aa3	3,000,000	3,261,744
MBNA Corp., 6.125% due 3/1/2013	A-/Baa2	1,305,000	1,333,586
Moody’s Corp., 4.50% due 9/1/2022	BBB+/NR	4,700,000	4,983,010
Morgan Stanley, 5.55% due 4/27/2017	A-/Baa1	5,000,000	5,481,615
[a,b] National Agricultural Cooperative Federation, 5.00% due 9/30/2014	A/A1	2,000,000	2,139,296
National Rural Utilities CFC, 10.375% due 11/1/2018	A+/A1	2,000,000	2,959,536
[a] USAA Capital Corp., 2.25% due 12/13/2016	AA+/Aa1	8,000,000	8,338,664

			227,676,489

ENERGY — 5.05%
ENERGY EQUIPMENT & SERVICES — 0.49%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A/A2	2,000,000	2,157,440
Nabors Industries, Inc., 9.25% due 1/15/2019	BBB/Baa2	2,000,000	2,617,440
Rowan Companies, Inc., 7.875% due 8/1/2019	BBB-/Baa3	7,000,000	8,678,411
OIL, GAS & CONSUMABLE FUELS — 4.56%
[a,b] BG Energy Capital plc, 2.875% due 10/15/2016	A/A2	5,000,000	5,303,995
[b] BP Capital Markets plc, 3.875% due 3/10/2015	A/A2	2,000,000	2,149,680
[a,b] Canadian Oil Sands Trust, 4.50% due 4/1/2022	BBB/Baa2	3,000,000	3,218,748
[a,b] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,177,100
[a] DCP Midstream LLC, 9.75% due 3/15/2019	BBB/Baa2	6,500,000	8,355,211
[a,b] Dolphin Energy Ltd., 5.50% due 12/15/2021	NR/A1	2,000,000	2,313,000
Energen Corp., 4.625% due 9/1/2021	BBB/Baa3	10,000,000	10,398,110
Energy Transfer Partners LP, 9.70% due 3/15/2019	BBB-/Baa3	3,856,000	5,095,330
[a,b] Eni S.p.A., 4.15% due 10/1/2020	A/A3	15,925,000	16,034,882
[a] Florida Gas Transmission, 4.00% due 7/15/2015	BBB/Baa2	2,000,000	2,098,950
[a,b] Gazprom, 4.95% due 5/23/2016	BBB/Baa1	4,000,000	4,235,080
[a] Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	BBB/Baa1	4,000,000	4,035,400
[a,b] Korea National Oil Corp., 4.00% due 10/27/2016	A+/A1	2,000,000	2,162,622
[b] Norsk Hydro A/S, 6.70% due 1/15/2018	AA-/Aa2	1,000,000	1,244,037
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	59,852
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Baa3	5,000,000	4,715,950
[e] Oneok Partners LP, 8.625% due 3/1/2019	BBB/Baa2	7,865,000	10,327,012
[a,b] Origin Energy Finance Ltd., 5.45% due 10/14/2021	BBB+/Baa1	10,000,000	11,100,240
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A3	3,000,000	3,343,356
[b] Shell International Finance, 3.10% due 6/28/2015	AA/Aa1	3,000,000	3,206,769
[a,b] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	A+/Aa3	6,000,000	6,221,346
[e] Sunoco Logistics, 8.75% due 2/15/2014	NR/Baa2	5,000,000	5,455,415
[b] Total Capital International S.A., 1.55% due 6/28/2017	AA-/Aa1	6,500,000	6,621,888
[a,b] Woodside Finance Ltd., 8.125% due 3/1/2014	BBB+/Baa1	2,000,000	2,182,506

			138,509,770

FOOD, BEVERAGE & TOBACCO — 2.07%
BEVERAGES — 0.79%
Anheuser-Busch Cos., Inc., 4.375% due 1/15/2013	A/A3	2,000,000	2,019,132
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA-/NR	3,380,000	4,145,966
[b] Coca Cola HBC Finance BV, 5.125% due 9/17/2013	BBB/Baa1	6,524,000	6,700,885
[b] Coca Cola HBC Finance BV, 5.50% due 9/17/2015	BBB/Baa1	7,985,000	8,625,844
FOOD PRODUCTS — 0.24%
[a,b] BRF-Brasil Foods S.A., 5.875% due 6/6/2022	BBB-/Baa3	5,000,000	5,462,500

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
Corn Products International, Inc., 3.20% due 11/1/2015	BBB/Baa2	$1,000,000	$1,055,333
TOBACCO — 1.04%
Altria Group, Inc., 8.50% due 11/10/2013	BBB/Baa1	1,000,000	1,085,174
Altria Group, Inc., 9.70% due 11/10/2018	BBB/Baa1	1,014,000	1,452,353
[a,b] B.A.T International Finance plc, 2.125% due 6/7/2017	BBB+/Baa1	8,000,000	8,184,128
[a,b] B.A.T International Finance plc, 3.25% due 6/7/2022	BBB+/Baa1	4,000,000	4,104,696
Lorillard Tobacco Co., 8.125% due 6/23/2019	BBB-/Baa2	5,000,000	6,447,970
Lorillard Tobacco Co., 6.875% due 5/1/2020	BBB-/Baa2	5,000,000	6,138,070
UST, Inc., 5.75% due 3/1/2018	BBB/NR	1,000,000	1,198,093

			56,620,144

HOTELS RESTAURANTS & LEISURE — 0.18%
HOTELS, RESTAURANTS & LEISURE — 0.18%
[a] Hyatt Hotels Corp., 5.75% due 8/15/2015	BBB/Baa2	2,500,000	2,737,290
[a,b] TDIC Finance Ltd., 6.50% due 7/2/2014	AA/A1	2,000,000	2,128,000

			4,865,290

HOUSEHOLD & PERSONAL PRODUCTS — 0.08%
HOUSEHOLD PRODUCTS — 0.08%
Energizer Holdings, Inc., 4.70% due 5/24/2022	BBB-/Baa3	2,000,000	2,121,356

			2,121,356

INSURANCE — 3.07%
INSURANCE — 3.07%
Aflac, Inc., 8.50% due 5/15/2019	A-/A3	3,000,000	4,018,191
Aflac, Inc., 2.65% due 2/15/2017	A-/A3	2,000,000	2,098,404
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Baa3	2,600,000	3,323,830
[a] Genworth Life Institutional Fund, 5.875% due 5/3/2013	A/A3	1,000,000	1,020,127
Hanover Insurance Group, 6.375% due 6/15/2021	BBB-/Baa3	2,480,000	2,838,568
Hartford Financial Services Group, Inc., 4.625% due 7/15/2013	BBB/Baa3	5,370,000	5,507,499
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	NR/NR	3,000,000	3,122,460
[a] ING U.S., Inc., 5.50% due 7/15/2022	BBB-/Baa3	4,000,000	4,172,736
Kemper Corp., 6.00% due 5/15/2017	BBB-/Baa3	1,950,000	2,119,500
[a] Liberty Mutual Group, Inc., 5.75% due 3/15/2014	BBB-/Baa2	1,000,000	1,050,523
[a] MassMutual Global Funding LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,215,240
[a] MetLife Global Funding I, 1.208% due 1/10/2014	AA-/Aa3	6,000,000	6,032,502
[a] MetLife Global Funding I, 1.70% due 6/29/2015	AA-/Aa3	4,000,000	4,080,024
[a] MetLife Institutional Funding II, 1.625% due 4/2/2015	AA-/Aa3	5,000,000	5,074,645
[b] Montpelier Re Holdings Ltd., 6.125% due 8/15/2013	BBB/NR	7,035,000	7,274,443
[a] Prudential Covered Trust Co., 2.997% due 9/30/2015	A/NR	3,000,000	3,116,769
[a,b] QBE Insurance Group Ltd., 5.647% due 7/1/2023	BBB+/Baa1	9,141,000	9,004,653
Unitrin, Inc., 6.00% due 11/30/2015	BBB-/Baa3	5,000,000	5,254,525
[a,b] White Mountains Re Group Ltd., 6.375% due 3/20/2017	BBB/Baa3	6,335,000	6,702,316

			84,026,955

MATERIALS — 3.33%
CHEMICALS — 0.53%
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A/A2	325,000	330,159
[a] Incitec Pivot Finance LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	5,028,876
[a] Incitec Pivot Ltd., 4.00% due 12/7/2015	BBB/Baa3	4,325,000	4,487,226
RPM International, Inc., 6.125% due 10/15/2019	BBB-/Baa3	4,000,000	4,634,164

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
CONSTRUCTION MATERIALS — 0.05%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	$1,150,000	$1,398,493
METALS & MINING — 2.75%
[a,b] Anglo American Capital plc, 2.625% due 9/27/2017	NR/NR	9,700,000	9,732,980
[a,b] Anglo American Capital plc, 9.375% due 4/8/2014	BBB+/Baa1	1,000,000	1,116,000
[b] Anglogold Holdings plc, 5.375% due 4/15/2020	BBB-/Baa2	7,100,000	7,455,000
[b] Anglogold Holdings plc, 5.125% due 8/1/2022	BBB-/Baa2	7,000,000	7,128,296
[b] Arcelormittal, 4.00% due 8/5/2015	BB+/Baa3	3,000,000	2,981,040
[b] Arcelormittal, 10.10% due 6/1/2019	BB+/Baa3	8,089,000	9,317,574
[b] Arcelormittal, 4.75% due 2/25/2017	BB+/Baa3	3,000,000	2,942,577
[a,b] Codelco, Inc., 3.00% due 7/17/2022	A/A1	5,000,000	5,039,235
[b] Kinross Gold Corp., 3.625% due 9/1/2016	NR/Baa3	7,000,000	7,066,794
[a,b,d] Newcrest Finance Pty Ltd., 4.20% due 10/1/2022	NR/NR	5,000,000	5,033,710
[b] Teck Resources Ltd., 2.50% due 2/1/2018	BBB/Baa2	1,700,000	1,707,415
[a,b] Xstrata Finance Canada Ltd., 3.60% due 1/15/2017	BBB+/Baa2	10,000,000	10,459,670
[a,b] Xstrata Finance Canada Ltd., 4.95% due 11/15/2021	BBB+/Baa2	5,000,000	5,356,910

			91,216,119

MEDIA — 0.48%
MEDIA — 0.48%
[a,b] Globo Comunicacao e Participacoes S.A., 4.875% due 4/11/2022	BBB/Baa2	5,000,000	5,418,750
The Washington Post Co., 7.25% due 2/1/2019	BBB/Baa1	5,000,000	5,858,390
Time Warner Cable, Inc., 8.05% due 1/15/2016	BBB/Baa2	200,000	238,455
Time Warner Cable, Inc., 7.50% due 4/1/2014	BBB/Baa2	1,500,000	1,646,868

			13,162,463

MISCELLANEOUS — 0.61%
MISCELLANEOUS — 0.61%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,750,000	1,993,040
Rensselaer Polytechnic I, 5.60% due 9/1/2020	A-/A3	10,925,000	12,761,056
University of Chicago, 3.065% due 10/1/2024	AA/Aa1	1,880,000	1,949,917

			16,704,013

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.68%
BIOTECHNOLOGY — 0.29%
Biogen Idec, Inc., 6.875% due 3/1/2018	BBB+/Baa2	3,000,000	3,690,714
Genzyme Corp., 3.625% due 6/15/2015	AA-/A2	3,000,000	3,239,475
Genzyme Corp., 5.00% due 6/15/2020	AA-/A2	1,000,000	1,192,069
PHARMACEUTICALS — 0.39%
[b] Teva Pharmaceuticals, 2.40% due 11/10/2016	A-/A3	4,500,000	4,727,970
[b] Teva Pharmaceuticals, 3.65% due 11/10/2021	A-/A3	3,500,000	3,794,049
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 3.513% due 2/1/2014	AA/A1	2,000,000	2,069,500

			18,713,777

REAL ESTATE — 1.15%
REAL ESTATE INVESTMENT TRUSTS — 1.15%
Alexandria Real Estate Equities, Inc., 4.60% due 4/1/2022	BBB-/Baa2	3,625,000	3,867,770
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa2	4,000,000	4,358,704
[a,b] Goodman Funding Property Ltd., 6.00% due 3/22/2022	BBB/Baa2	10,285,000	11,047,509
Ventas Realty LP/Ventas Capital Corp., 4.00% due 4/30/2019	BBB/Baa2	2,000,000	2,136,682

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	$9,100,000	$10,021,885

			31,432,550

RETAILING — 0.97%
MULTILINE RETAIL — 0.31%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	8,000,000	8,633,776
SPECIALTY RETAIL — 0.66%
Best Buy Co., Inc., 3.75% due 3/15/2016	BB+/Baa2	8,000,000	7,659,168
Best Buy Co., Inc., 7.00% due 7/15/2013	BB+/Baa2	3,000,000	3,088,809
O’Reilly Automotive, Inc., 4.875% due 1/14/2021	BBB/Baa3	5,000,000	5,563,835
Staples, Inc., 9.75% due 1/15/2014	BBB/Baa2	1,500,000	1,659,508

			26,605,096

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.63%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.63%
KLA Tencor Corp., 6.90% due 5/1/2018	BBB/Baa1	14,314,000	17,273,835

			17,273,835

SOFTWARE & SERVICES — 1.10%
INFORMATION TECHNOLOGY SERVICES — 0.42%
Computer Sciences Corp., 6.50% due 3/15/2018	BBB/Baa2	6,075,000	7,039,923
Electronic Data Systems Corp., 6.00% due 8/1/2013	BBB+/A3	1,000,000	1,042,292
SAIC Inc., 4.45% due 12/1/2020	A-/A3	2,000,000	2,197,408
Western Union Co., 6.50% due 2/26/2014	A-/A3	1,000,000	1,080,641
SOFTWARE — 0.68%
BMC Software, Inc., 7.25% due 6/1/2018	BBB+/Baa2	15,564,000	18,747,865

			30,108,129

TECHNOLOGY HARDWARE & EQUIPMENT — 0.87%
COMMUNICATIONS EQUIPMENT — 0.54%
[b] Ericsson LM, 4.125% due 5/15/2022	BBB+/A3	14,300,000	14,744,244
COMPUTERS & PERIPHERALS — 0.18%
Hewlett-Packard Co., 3.30% due 12/9/2016	BBB+/A3	2,000,000	2,084,818
Hewlett-Packard Co., 2.60% due 9/15/2017	BBB+/A3	3,000,000	3,009,414
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.15%
Tech Data Corp., 3.75% due 9/21/2017	BBB-/Baa3	4,000,000	4,072,244

			23,910,720

TELECOMMUNICATION SERVICES — 3.64%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.34%
[b] France Telecom, 5.375% due 7/8/2019	A-/A3	10,000,000	11,753,320
[a,c] Hidden Ridge Facility, 5.65% due 1/1/2022	NR/Baa1	4,376,519	4,726,641
Michigan Bell Telephone Co., 7.85% due 1/15/2022	A-/NR	3,000,000	4,058,652
[a,b] Oi S.A., 5.75% due 2/10/2022	BBB-/Baa2	5,000,000	5,237,500
[a,b] Qtel International Finance Ltd., 3.375% due 10/14/2016	A/A2	500,000	522,000
[a,b] Qtel International Finance Ltd., 6.50% due 6/10/2014	A/A2	1,000,000	1,083,500
Qwest Corp., 6.75% due 12/1/2021	BBB-/Baa3	3,000,000	3,605,172
[a] SBA Tower Trust, 4.254% due 4/15/2040	NR/A2	9,225,000	9,717,310
[a] SBA Tower Trust, 5.101% due 4/15/2042	NR/A2	2,305,000	2,568,644
[b] Telecom Italia Capital SA, 6.175% due 6/18/2014	BBB/Baa2	3,000,000	3,157,500
[b] Telefonica Emisiones SAU, 6.421% due 6/20/2016	BBB/Baa2	10,000,000	10,562,500
[a,b] Vivendi SA, 2.40% due 4/10/2015	BBB/Baa2	2,000,000	2,026,556

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[a,b] Vivendi SA, 3.45% due 1/12/2018	BBB/Baa2	$5,000,000	$5,096,000
WIRELESS TELECOMMUNICATION SERVICES — 1.30%
[b] America Movil S.A.B. de C.V., 2.375% due 9/8/2016	A-/A2	2,500,000	2,601,472
[b] America Movil S.A.B. de C.V., 5.00% due 10/16/2019	A-/A2	5,000,000	5,841,565
[a] Crown Castle Towers LLC, 6.113% due 1/15/2040	NR/A2	4,395,000	5,293,268
[a] Crown Castle Towers LLC, 5.495% due 1/15/2037	NR/A2	8,220,000	9,375,929
[a] Richland Towers, 4.606% due 3/15/2041	NR/NR	2,515,376	2,690,435
[a] Unison Ground Lease Funding LLC, 6.392% due 4/15/2040	NR/NR	8,540,000	9,979,639

			99,897,603

TRANSPORTATION — 2.20%
AIR FREIGHT & LOGISTICS — 0.21%
[a] FedEx Corp., 2.625% due 1/15/2018	BBB/A3	5,000,000	5,078,076
FedEx Corp., 8.76% due 5/22/2015	BBB/A3	640,076	686,481
AIRLINES — 0.88%
[f] American Airlines Pass-Through Trust, 8.625% due 4/15/2023	BBB-/Baa3	1,940,956	2,088,955
[a] Aviation Capital Group, 6.75% due 4/6/2021	BB+/NR	3,000,000	3,058,200
[a] Aviation Capital Group, 7.125% due 10/15/2020	BB+/NR	6,912,000	7,253,660
[a,b] BAA Funding Ltd., 2.50% due 6/25/2017	A-/NR	5,000,000	5,101,010
[b,c] Iberbond plc, 4.826% due 12/24/2017	NR/Baa1	5,168,987	5,039,762
United Airlines, Inc. Pass-Through Certificates, 10.40% due 5/1/2018	BBB+/Baa2	1,456,087	1,678,140
ROAD & RAIL — 1.11%
[a,b] Asciano Finance, 5.00% due 4/7/2018	BBB-/Baa2	2,000,000	2,147,932
[a,b] Asciano Finance, 4.625% due 9/23/2020	BBB-/Baa2	5,830,000	5,961,810
[a,b] Asciano Finance, 3.125% due 9/23/2015	BBB-/Baa2	3,000,000	3,044,067
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 2.50% due 3/15/2016	BBB-/Baa3	6,000,000	5,998,434
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 3.75% due 5/11/2017	BBB-/Baa3	9,970,000	10,227,794
Ryder System, Inc., 3.50% due 6/1/2017	BBB/Baa1	2,885,000	3,055,224

			60,419,545

UTILITIES — 5.31%
ELECTRIC UTILITIES — 3.70%
[a,b] E.ON International Finance BV, 5.80% due 4/30/2018	A-/A3	2,000,000	2,418,000
[a,b] Electricite de France SA, 5.50% due 1/26/2014	A+/Aa3	1,250,000	1,324,239
Empire District Electric Co., 4.65% due 6/1/2020	BBB+/A3	3,000,000	3,332,760
[a,b] Enel Finance International S.A., 6.25% due 9/15/2017	BBB+/Baa1	9,500,000	10,386,350
Entergy Louisiana LLC, 4.80% due 5/1/2021	A-/A3	4,300,000	4,935,058
Entergy Texas, Inc., 3.60% due 6/1/2015	BBB+/Baa2	3,000,000	3,127,068
Entergy Texas, Inc., 7.125% due 2/1/2019	BBB+/Baa2	2,000,000	2,460,880
[a] Great River Energy Series 2007-A, 5.829% due 7/1/2017	A-/Baa1	2,531,705	2,741,179
Gulf Power Co., 4.35% due 7/15/2013	A/A3	925,000	951,092
[a,b] Iberdrola Finance Ireland Ltd., 3.80% due 9/11/2014	BBB+/Baa1	6,000,000	6,108,060
Idaho Power Corp., 6.025% due 7/15/2018	A-/A2	1,000,000	1,199,278
[a] Kincaid Generation LLC, 7.33% due 6/15/2020	BBB-/Ba1	7,274,510	8,352,978
[a,b] Korea East-West Power Co., 2.50% due 7/16/2017	A+/A1	5,000,000	5,092,370
[a,b] Korea Hydro and Nuclear Power Co., Ltd., 4.75% due 7/13/2021	A+/A1	7,000,000	7,946,421
[a,b] Korea Southern Power Co., 5.375% due 4/18/2013	A+/A1	1,000,000	1,020,600
Metropolitan Edison Co., 7.70% due 1/15/2019	BBB-/Baa2	2,250,000	2,823,914
[a] Midland Cogen Venture, 6.00% due 3/15/2025	BBB-/NR	7,788,000	8,400,964
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/Baa1	4,785,000	5,477,638
MP Environmental, 4.982% due 7/15/2016	AAA/Aaa	1,493,948	1,550,018
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB-/Baa3	3,000,000	3,178,485
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A3	11,732,000	13,343,120

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
[a] Steelriver Transmission Co. LLC, 4.71% due 6/30/2017	NR/Baa2	$3,806,169	$3,916,129
Toledo Edison Co., 7.25% due 5/1/2020	BBB/Baa1	1,000,000	1,310,933
GAS UTILITIES — 0.35%
[a,b] ENN Energy Holdings Ltd., 6.00% due 5/13/2021	BBB-/Baa3	6,000,000	6,733,254
[a] Maritimes and North East Pipeline, 7.50% due 5/31/2014	BBB-/Ba1	2,635,200	2,802,456
MULTI-UTILITIES — 1.26%
Black Hills Corp., 5.875% due 7/15/2020	BBB-/Baa3	5,000,000	5,697,770
[a] Enogex LLC, 6.25% due 3/15/2020	BBB-/Baa3	3,640,000	4,103,849
[a] Enogex LLC, 6.875% due 7/15/2014	BBB-/Baa3	4,000,000	4,282,116
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A3	10,000,000	11,280,140
Scana Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,052,620
[a,b] Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013	A-/A3	5,000,000	5,195,000
Union Electric Co., 4.65% due 10/1/2013	BBB+/A3	2,000,000	2,064,168

			145,608,907

TOTAL CORPORATE BONDS (Cost $1,457,196,397)			1,531,224,429

CONVERTIBLE BONDS — 1.90%
DIVERSIFIED FINANCIALS — 1.72%
CAPITAL MARKETS — 1.72%
Apollo Investment Corp., 5.75% due 1/15/2016	BBB/NR	14,075,000	14,497,250
Fifth Street Finance Corp., 5.375% due 4/1/2016	BBB-/NR	12,150,000	12,241,125
[a] Prospect Capital Corp., 5.75% due 3/15/2018	BBB/NR	20,000,000	20,287,500

			47,025,875

MATERIALS — 0.18%
METALS & MINING — 0.18%
[b] Kinross Gold Corp., 1.75% due 3/15/2028	NR/NR	5,000,000	5,003,125

			5,003,125

TOTAL CONVERTIBLE BONDS (Cost $50,307,176)			52,029,000

MUNICIPAL BONDS — 6.02%
American Fork City Utah, 5.07% due 3/1/2013 (Insured: AGM)	AA-/Aa3	120,000	121,787
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018	A/A1	5,000,000	5,623,800
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Insured: Natl Re/FGIC)	BBB+/A1	2,205,000	2,220,281
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Insured: Natl-Re/FGIC)	BBB+/A1	3,270,000	3,456,030
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019	AA-/NR	2,110,000	2,412,468
California Health Facilities Financing Authority, 6.76% due 2/1/2019	A-/NR	3,905,000	4,521,521
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,404,000
Camden County New Jersey, 5.47% due 7/1/2018	A+/A2	2,140,000	2,413,321
Camden County New Jersey, 5.62% due 7/1/2019	A+/A2	3,025,000	3,419,490
Carson California Redevelopment Agency, 4.511% due 10/1/2016	A-/NR	5,000,000	5,028,050
City of North Little Rock Arkansas, 3.562% due 7/1/2022 (Insured: AGM)	AA-/NR	8,185,000	8,192,612
City of Riverside California, 5.61% due 8/1/2017	AA-/Aa2	2,000,000	2,303,920
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	BBB-/NR	200,000	200,480
Connecticut Housing Finance Authority, 5.071% due 11/15/2019	AAA/Aaa	3,430,000	3,604,038
Florida State Board of Education, 3.60% due 6/1/2015	AAA/Aa1	3,000,000	3,203,130
Fort Collins Colorado Electric Utility, 4.92% due 12/1/2020	AA-/NR	2,250,000	2,473,650
Hanover Pennsylvania Area School District, 4.47% due 3/15/2013 (Insured: AGM)	AA-/Aa3	1,385,000	1,408,282
Illinois Finance Authority, 5.629% due 7/1/2016 (Insured: Syncora)	AA-/NR	1,425,000	1,505,926
Irvine Ranch Water District Joint Powers Agency, 2.388% due 3/15/2014	A-/NR	14,725,000	14,753,714
Los Angeles California Department of Airports, 5.175% due 5/15/2017	AA-/A1	4,000,000	4,463,840

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Credit Rating†	Principal
Issuer-Description	S&P/Moody’s	Amount	Value
Los Angeles California Municipal Improvement Corp., 6.165% due 11/1/2020	A+/A3	$10,000,000	$11,446,400
Los Angeles County California Public Works Financing Authority, 5.591% due 8/1/2020	A+/A1	3,000,000	3,352,620
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	AA-/Aa3	1,390,000	1,387,762
Maine Finance Authority, 4.55% due 10/1/2014	A/NR	750,000	776,798
Menomonee Falls Wisconsin GO, 4.25% due 11/1/2014	NR/Aa2	3,350,000	3,424,705
[a,c] Midwest Family Housing, 5.168% due 7/1/2016 (Insured: CIFG)	AA-/Baa3	1,020,000	1,019,153
Mississippi Development Bank, 5.21% due 7/1/2013 (Insured: AGM)	AA-/NR	1,200,000	1,236,192
New York City Transitional Finance Authority, 4.075% due 11/1/2020	AAA/Aa1	2,500,000	2,759,800
New York, New York GO, 3.48% due 10/1/2018	AA/Aa2	3,500,000	3,813,530
Oakland California Redevelopment Agency, 8.00% due 9/1/2016	A-/NR	4,200,000	4,622,268
Ohio Housing Financing Agency, 5.20% due 9/1/2014 (GNMA/FNMA)	NR/Aaa	1,455,000	1,526,935
Oklahoma Development Finance Authority, 8.00% due 5/1/2020	NR/NR	8,500,000	8,602,765
Orleans Parish Louisiana School Board GO, 4.40% due 2/1/2021	AA-/Aa3	10,000,000	10,956,500
Port St. Lucie Florida, 4.457% due 9/1/2014 (Wyndcrest)	A/Aa3	1,470,000	1,496,019
Redlands California Redevelopment Agency, 5.818% due 8/1/2022 (Insured: AMBAC)	A-/NR	2,250,000	2,357,640
San Bernardino County California San Sevaine Redevelopment Agency, 7.135% due 9/1/2020	BBB/NR	1,840,000	1,941,605
San Francisco California City and County Redevelopment Financing Authority, 8.00% due 8/1/2019	A/Ba1	6,500,000	7,491,770
San Jose California Redevelopment Agency, 3.447% due 8/1/2013	A/Ba1	1,000,000	1,012,390
San Jose California Redevelopment Agency, 4.281% due 8/1/2014	A/Ba1	750,000	777,443
San Luis Obispo County California, 7.45% due 9/1/2019	AA-/NR	3,950,000	4,844,754
San Marcos California Redevelopment Agency, 6.125% due 10/1/2018	AA-/NR	5,000,000	5,449,550
Victor New York, 9.20% due 5/1/2014	NR/NR	490,000	503,598
Wallenpaupack Pennsylvania Area School District GO, (State Aid Withholding), 3.80% due 9/1/2019	AA-/NR	3,000,000	3,145,170
Wallenpaupack Pennsylvania Area School District GO, (State Aid Withholding), 4.00% due 9/1/2020	AA-/NR	2,750,000	2,885,190
Wisconsin State Health and Educational Facilities, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	1,325,000	1,305,986
Yuba California Levee Financing Authority, 6.375% due 9/1/2021	AA-/NR	1,000,000	1,085,640

TOTAL MUNICIPAL BONDS (Cost $154,134,529)			164,952,523

SHORT TERM INVESTMENTS — 8.87%
Bank of New York Tri-Party Repurchase Agreement 0.28% dated 9/28/2012 due 10/1/2012, repurchase price $79,001,843 collateralized by 24 U.S. Government debt securities and 1 corporate debt securities, having an average coupon of 3.18%, a minimum credit weighting of AA-, maturity dates from 5/1/2019 to 10/1/2044, and having an aggregate market value of $80,507,134 at 9/28/12	NR/NR	79,000,000	79,000,000
McCormick & Co., Inc., 0.22% due 10/1/2012	NR/NR	13,532,000	13,532,000
Northern Illinois Gas Co., 0.33% due 10/1/2012	NR/NR	30,000,000	30,000,000
NYSE Euronext, Inc., 0.37% due 10/1/2012	NR/NR	90,462,000	90,462,000
Vodafone Group plc, 0.85% due 12/28/2012 USA	NR/NR	30,000,000	29,937,667

TOTAL SHORT TERM INVESTMENTS (Cost $242,931,667)			242,931,667

TOTAL INVESTMENTS — 98.90% (Cost $2,607,393,085)			$2,710,454,227
OTHER ASSETS LESS LIABILITIES — 1.10%			30,028,996

NET ASSETS — 100.00%			$2,740,483,223

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2012, the aggregate value of these securities in the Fund’s portfolio was $1,044,459,065, representing 38.11% of the Fund’s net assets.
b	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
FCB	Farm Credit Bank
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Insured by Government National Mortgage Association
GO	General Obligation
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
Syncora	Insured by Syncora Guarantee Inc.
VA	Veterans Affairs

See notes to financial statements.

30    Certified Annual Report

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Certified Annual Report    31

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Fund	September 30, 2012

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
ASSETS
Investments at value (cost $401,892,257 and $2,607,393,085) (Note 2)	$416,484,779	$2,710,454,227
Cash	17,159,520	1,457,841
Receivable for investments sold	—	7,316,369
Receivable for fund shares sold	959,322	21,506,787
Dividend and interest reclaim receivable	—	125,680
Interest receivable	1,775,919	21,567,772
Prepaid expenses and other assets	48,065	92,333

Total Assets	436,427,605	2,762,521,009

LIABILITIES
Payable for investments purchased	—	14,970,503
Payable for fund shares redeemed	1,062,280	4,081,483
Payable to investment advisor and other affiliates (Note 3)	260,805	1,531,158
Accounts payable and accrued expenses	—	330,143
Dividends payable	216,184	1,124,499

Total Liabilities	1,539,269	22,037,786

NET ASSETS	$434,888,336	$2,740,483,223

NET ASSETS CONSIST OF:
Undistributed (distribution in excess of) net investment income	$245,952	$(139,845)
Net unrealized appreciation on investments	14,592,522	103,061,142
Accumulated net realized gain (loss)	(3,230,276)	9,773,824
Net capital paid in on shares of beneficial interest	423,280,138	2,627,788,102

	$434,888,336	$2,740,483,223

32    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2012

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($214,749,590 and $1,049,044,180 applicable to 15,496,973 and 76,439,856 shares of beneficial interest outstanding - Note 4)	$13.86	$13.72
Maximum sales charge, 1.50% of offering price	0.21	0.21

Maximum offering price per share	$14.07	$13.93

Class B Shares:
Net asset value per share* ($3,452,205 applicable to 249,700 shares of beneficial interest outstanding - Note 4)	$13.83	$—

Class C Shares:
Net asset value and offering price per share* ($102,790,113 and $604,313,984 applicable to 7,372,933 and 44,106,171 shares of beneficial interest outstanding - Note 4)	$13.94	$13.70

Class I Shares:
Net asset value, offering and redemption price per share ($98,111,960 and $1,012,429,630 applicable to 7,080,409 and 73,758,973 shares of beneficial interest outstanding - Note 4)	$13.86	$13.73

Class R3 Shares:
Net asset value, offering and redemption price per share ($15,485,727 and $73,373,487 applicable to 1,116,824 and 5,342,748 shares of beneficial interest outstanding - Note 4)	$13.87	$13.73

Class R5 Shares:
Net asset value, offering and redemption price per share ($298,741and $1,321,942 applicable to 21,563 and 96,329 shares of beneficial interest outstanding - Note 4)	$13.85	$13.72

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    33

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Fund	Year Ended September 30, 2012

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $1,661,559 and $ 8,209,292 and net of paydown losses of $2,896,171 and $1,701,129)	$11,567,274	$79,219,530

EXPENSES:
Investment advisory fees (Note 3)	1,620,080	8,520,002
Administration fees (Note 3)
Class A Shares	265,311	1,010,227
Class B Shares	4,992	—
Class C Shares	129,773	595,324
Class I Shares	48,369	354,036
Class R3 Shares	18,982	68,728
Class R5 Shares	18	30
Distribution and service fees (Note 3)
Class A Shares	530,622	2,020,454
Class B Shares	39,833	—
Class C Shares	520,103	2,399,707
Class R3 Shares	76,012	276,069
Transfer agent fees
Class A Shares	167,558	707,379
Class B Shares	9,273	—
Class C Shares	102,268	394,416
Class I Shares	53,349	483,449
Class R3 Shares	16,583	38,810
Class R5 Shares	546	546
Registration and filing fees
Class A Shares	33,851	129,191
Class B Shares	19,109	—
Class C Shares	25,685	60,248
Class I Shares	29,382	112,326
Class R3 Shares	20,203	23,019
Class R5 Shares	15,263	14,869
Custodian fees (Note 3)	100,223	258,891
Professional fees	41,906	62,750
Accounting fees	10,785	48,929
Trustee fees	12,389	61,539
Other expenses	49,985	287,150

Total Expenses	3,962,453	17,928,089
Less:
Expenses reimbursed by investment advisor (Note 3)	(60,714)	(125,464)
Fees paid indirectly (Note 3)	(28,494)	—

Net Expenses	3,873,245	17,802,625

Net Investment Income	$7,694,029	$61,416,905

34    Certified Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Fund	Year Ended September 30, 2012

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$603,821	$12,965,543
Net change in unrealized appreciation (depreciation) on investments	1,453,008	73,342,069

Net Realized and Unrealized Gain	2,056,829	86,307,612

Net Increase in Net Assets Resulting from Operations	$9,750,858	$147,724,517

See notes to financial statements.

Certified Annual Report    35

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$7,694,029	$8,445,601
Net realized gain (loss) on investments	603,821	1,221,494
Net unrealized appreciation (depreciation) on investments	1,453,008	(931,450)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,750,858	8,735,645

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,424,214)	(5,372,127)
Class B Shares	(48,104)	(69,647)
Class C Shares	(2,366,058)	(2,517,254)
Class I Shares	(2,792,566)	(1,872,821)
Class R3 Shares	(373,741)	(347,035)
Class R5 Shares	(1,030)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	12,467,979	14,142,048
Class B Shares	(899,839)	(816,910)
Class C Shares	2,899,499	1,254,589
Class I Shares	15,374,578	27,792,691
Class R3 Shares	2,769,576	165,396
Class R5 Shares	297,969	—

Net Increase in Net Assets	31,654,907	41,094,575

NET ASSETS:
Beginning of Year	403,233,429	362,138,854

End of Year	$434,888,336	$403,233,429

Undistributed net investment income	$245,952	$715,121

See notes to financial statements.

36    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$61,416,905	$39,561,285
Net realized gain (loss) on investments	12,965,543	11,878,682
Net unrealized appreciation (depreciation) on investments	73,342,069	(16,707,685)

Net Increase (Decrease) in Net Assets Resulting from Operations	147,724,517	34,732,282

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(25,172,276)	(16,646,234)
Class C Shares	(13,689,646)	(9,679,993)
Class I Shares	(24,360,205)	(13,126,192)
Class R3 Shares	(1,669,104)	(797,810)
Class R5 Shares	(1,939)	—
From realized gains
Class A Shares	(4,404,576)	(1,414,228)
Class C Shares	(2,727,096)	(830,699)
Class I Shares	(3,486,977)	(945,122)
Class R3 Shares	(237,575)	(55,975)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	442,203,183	123,252,312
Class C Shares	221,399,070	110,921,477
Class I Shares	538,081,197	155,891,117
Class R3 Shares	41,267,790	11,342,497
Class R5 Shares	1,312,866	—

Net Increase in Net Assets	1,316,239,229	392,643,432

NET ASSETS:
Beginning of Year	1,424,243,994	1,031,600,562

End of Year	$2,740,483,223	$1,424,243,994

Undistributed net investment income	$—	$1,167,161

See notes to financial statements.

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), the “Funds,” are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently two of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the safety of capital. As a secondary objective, the Funds seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has six classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3 and Class R5). The Government Fund no longer offers Class B shares for sale. The Income Fund currently offers five classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3 and Class R5). Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Funds’ Trustees of the Trust (“the Trustees”) have authorized employees of the Funds’ investment advisor, acting as the Valuation and Pricing Committee (“the Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Funds’ investment advisor administer and implement the valuation process and make fair value decisions. Certain valuation determination issues have been described under “Valuation of Investments”. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Funds upon a sale of the investment, and that difference could be material to the Funds’ financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

38    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012

Valuation of Investments: Debt obligations held by the Funds have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Funds, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Funds may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Valuation Measurements: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Account Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable valuation inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect the Funds’ assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The inputs or methodologies used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of each Funds’ investments. These inputs are summarized according to the three-level hierarchy listed below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs, (including the Funds’ own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

Certified Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012

GOVERNMENT FUND

The following table displays a summary of the fair value measurements of the Government Fund’s net investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$36,598,991	$36,598,991	$—	$—
U.S. Government Agencies	81,390,439	—	78,444,359	2,946,080
Mortgage Backed	278,495,349	—	278,495,349	—
Short Term Investments	20,000,000	—	20,000,000	—

Total Investments in Securities	$416,484,779	$36,598,991	$376,939,708	$2,946,080

(a)	In accordance with the guidance prescribed in Accounting Standards Update, (“ASU”) No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, unadjusted broker quotes were applied to portfolio investments characterized as Level 3 at September 30, 2012. It is the policy of the Funds to recognize transfers between Levels 1, 2, and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2012.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2012, is as follows:

	U.S. Government Agencies	Total
Beginning Balance 9/30/2011	$2,852,955	$2,852,955
Accrued Discounts/(Premiums)	2,959	2,959
Net Realized Gain/(Loss)(a)	1,836	1,836
Gross Purchases	—	—
Gross Sales	(121,407)	(121,407)
Change in Unrealized Appreciation (Depreciation)(b)	209,737	209,737
Transfers into Level 3(c)	—	—
Transfers out of Level 3(c)	—	—

Ending Balance 9/30/2012(d)	$2,946,080	$2,946,080

(a)	Amount of net realized gain (loss) from investments recognized in net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2012.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2012.
(c)	Transfers into or out of Level 3 were into or out of Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2012. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 0.68% of total Net Assets at the year ended September 30, 2012. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 investments may increase or decrease the fair value of these portfolio investments.

40    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s net investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$20,394,027	$20,394,027	$—	$—
U.S. Government Agencies	88,065,859	—	60,851,517	27,214,342
Other Government	79,714,799	—	79,714,799	—
Mortgage Backed	240,310,349	—	240,310,349	—
Asset Backed Securities	290,831,574	—	277,116,163	13,715,411
Corporate Bonds	1,531,224,429	—	1,497,236,694	33,987,735
Convertible Bonds	52,029,000	—	52,029,000	—
Municipal Bonds	164,952,523	—	163,933,370	1,019,153
Short Term Investments	242,931,667	—	242,931,667	—

Total Investments in Securities	$2,710,454,227	$20,394,027	$2,614,123,559	$75,936,641

(a)	In accordance with the guidance prescribed in ASU No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, unadjusted broker quotes were applied to portfolio investments characterized as Level 3 at September 30, 2012. It is the policy of the Funds to recognize transfers between Levels 1, 2, and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2012.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2012, is as follows:

	Asset Backed Securities	Corporate Bonds	Municipal Bonds	Other Government	Total
Beginning Balance 9/30/2011	$10,032,000	$20,171,794	$—	$8,568,169	$38,771,963
Accrued Discounts/(Premiums)	29,811	(91,105)	30,308	(23,550)	(54,536)
Net Realized Gain/(Loss)(a)	74,031	87,001	23,488	1,684	186,204
Gross Purchases	9,999,553	17,319,310	—	24,225,640	51,544,503
Gross Sales	(465,111)	(4,274,864)	(165,000)	(111,290)	(5,016,265)
Change in Unrealized Appreciation (Depreciation)(b)	169,305	1,384,794	(44,582)	506,649	2,016,166
Transfers into Level 3 (c)	3,907,822	12,051,861	1,174,939	—	17,134,622
Transfers out of Level 3 (c)	(10,032,000)	(12,661,056)	—	(5,952,960)	(28,646,016)

Ending Balance 9/30/2012 (d)	$13,715,411	$33,987,735	$1,019,153	$27,214,342	$75,936,641

(a)	Amount of net realized gain (loss) from investments recognized in net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2012.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2012.
(c)	Transfers into or out of Level 3 were into or out of Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2012. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 2.77% of total Net Assets at the year ended September 30, 2012. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 may increase or decrease the fair value of these portfolio investments.

Certified Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Funds. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of each Funds’ financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Funds’ tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time a Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining the Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records at the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds is declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on investments purchased are amortized over the life of the respective investments. Realized gains and losses from the sale of investments are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such investments pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these investments are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Translation: With respect to the Income Fund, portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net unrealized appreciation or depreciation from investments.

42    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of income recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I and Class R5 shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses and administrative fees of $44,976 for the Class R3 shares and $15,738 for the Class R5 shares of the Government Fund and $110,169 for the Class R3 shares and $15,295 for the Class R5 shares of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Funds that they earned net commissions aggregating $10,488 from the sale of Class A shares of the Government Fund, $11,501 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $12,520 and $59,041 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, Class I, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C, and Class R3, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statements of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2012, fees paid indirectly were $28,494 for the Government Fund and $0 for the Income Fund.

Certified Annual Report    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,047,470	$69,868,966	6,089,014	$84,261,899
Shares issued to shareholders in reinvestment of dividends	295,188	4,086,639	296,937	4,103,217
Shares repurchased	(4,443,689)	(61,487,626)	(5,376,288)	(74,223,068)

Net increase (decrease)	898,969	$12,467,979	1,009,663	$14,142,048

Class B Shares
Shares sold	57,885	$800,862	92,757	$1,288,851
Shares issued to shareholders in reinvestment of dividends	2,898	40,033	4,432	61,084
Shares repurchased	(126,040)	(1,740,734)	(157,102)	(2,166,845)

Net increase (decrease)	(65,257)	$(899,839)	(59,913)	$(816,910)

Class C Shares
Shares sold	2,770,702	$38,593,798	3,263,009	$45,521,197
Shares issued to shareholders in reinvestment of dividends	131,511	1,831,613	132,767	1,845,636
Shares repurchased	(2,695,423)	(37,525,912)	(3,317,720)	(46,112,244)

Net increase (decrease)	206,790	$2,899,499	78,056	$1,254,589

Class I Shares
Shares sold	5,010,466	$69,361,668	3,547,628	$49,190,355
Shares issued to shareholders in reinvestment of dividends	155,056	2,146,620	104,011	1,438,003
Shares repurchased	(4,056,310)	(56,133,710)	(1,653,928)	(22,835,667)

Net increase (decrease)	1,109,212	$15,374,578	1,997,711	$27,792,691

Class R3 Shares
Shares sold	691,586	$9,580,609	323,070	$4,463,372
Shares issued to shareholders in reinvestment of dividends	25,564	354,172	24,162	333,959
Shares repurchased	(516,999)	(7,165,205)	(335,949)	(4,631,935)

Net increase (decrease)	200,151	$2,769,576	11,283	$165,396

44    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012

GOVERNMENT FUND (continued)

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class R5 Shares*
Shares sold	21,925	$302,955	—	$—
Shares issued to shareholders in reinvestment of dividends	74	1,030	—	—
Shares repurchased	(436)	(6,016)	—	—

Net increase (decrease)	21,563	$297,969	—	$—

* Effective date for this class of shares was May 1, 2012 INCOME FUND

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	47,057,811	$631,127,101	20,710,535	$276,339,436
Shares issued to shareholders in reinvestment of dividends	1,838,883	24,670,726	1,106,507	14,704,071
Shares repurchased	(15,896,424)	(213,594,644)	(12,648,538)	(167,791,195)

Net increase (decrease)	33,000,270	$442,203,183	9,168,504	$123,252,312

Class C Shares
Shares sold	21,374,155	$286,302,664	13,049,288	$173,595,727
Shares issued to shareholders in reinvestment of dividends	971,990	13,011,563	570,537	7,571,261
Shares repurchased	(5,818,601)	(77,915,157)	(5,303,599)	(70,245,511)

Net increase (decrease)	16,527,544	$221,399,070	8,316,226	$110,921,477

Class I Shares
Shares sold	53,493,565	$718,064,995	21,300,995	$284,000,634
Shares issued to shareholders in reinvestment of dividends	1,617,644	21,734,746	854,816	11,362,919
Shares repurchased	(15,023,845)	(201,718,544)	(10,513,149)	(139,472,436)

Net increase (decrease)	40,087,364	$538,081,197	11,642,662	$155,891,117

Class R3 Shares
Shares sold	4,091,469	$54,734,839	1,524,111	$20,253,169
Shares issued to shareholders in reinvestment of dividends	136,421	1,833,436	60,933	810,560
Shares repurchased	(1,137,089)	(15,300,485)	(731,735)	(9,721,232)

Net increase (decrease)	3,090,801	$41,267,790	853,309	$11,342,497

Class R5 Shares*
Shares sold	96,188	$1,310,927	—	$—
Shares issued to shareholders in reinvestment of dividends	141	1,939	—	—
Shares repurchased	—	—	—	—

Net increase (decrease)	96,329	$1,312,866	—	$—

*	Effective date for this class of shares was May 1, 2012

Certified Annual Report    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $151,286,355 and $38,802,444, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $1,428,336,142 and $433,081,201, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$401,892,257	$2,607,416,995

Gross unrealized appreciation on a tax basis	$15,044,418	$110,726,918
Gross unrealized depreciation on a tax basis	(451,896)	(7,689,686)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,592,522	$103,037,232

At September 30, 2012, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011, of $1,965,636. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At September 30, 2012, the Government Fund had cumulative tax basis capital losses of $1,141,175, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund’s fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Government Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire as follows:

2018	$17,316
2019	106,151

$123,467

In order to account for permanent book/tax differences, the Government Fund decreased distribution in excess of net investment income by $2,842,515 and increased accumulated net realized loss by $2,842,515. The Income Fund decreased distribution in excess of net investment income by $2,169,259 and decreased accumulated net realized gain by $2,169,259. These reclassifications have no impact on the net asset values of the Funds. Reclassifications result primarily from paydown losses, which are recorded as an adjustment to interest income in the financial statements and as realized losses in the tax returns.

At September 30, 2012, the Government Fund had distributable tax basis net ordinary income of $462,138. The Income Fund had distributable tax basis net ordinary income of $6,852,487 and tax basis distributable capital gains of $3,929,901.

46    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012

The tax character of distributions paid for the Government Fund for the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Ordinary income	$11,005,713	$10,178,884
Capital gains	—	—

Total	$11,005,713	$10,178,884

The tax character of the distributions paid by the Income Fund for the years ended September 30, 2012 and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Ordinary income	$66,826,503	$40,250,229
Capital gains	8,922,891	3,246,024

Total	$75,749,394	$43,496,253

OTHER NOTES:

Risks: Each Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk and, in the case of Income Fund, the risks associated with investments in non-U.S. issuers. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    47

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
2011(b)	$13.94	0.33	0.03	0.36	(0.40)	—	(0.40)	$13.90	2.42		0.90		0.89		0.90		2.66	14.62	$202,910
2010(b)	$13.78	0.39	0.80	1.19	(0.41)	(0.62)	(1.03)	$13.94	2.81		0.93		0.92		0.93		4.69	16.01	$189,465
2009(b)	$13.26	0.41	0.54	0.95	(0.43)	—	(0.43)	$13.78	3.04		0.94		0.93		0.94		7.21	39.42	$142,872
2008(b)	$12.97	0.45	0.29	0.74	(0.45)	—	(0.45)	$13.26	3.39		0.95		0.93		0.95		5.75	19.61	$123,625
Class B Shares
2012	$13.87	0.06	0.06	0.12	(0.16)	—	(0.16)	$13.83	0.42		2.26		2.25		2.26		0.90	9.89	$3,452
2011	$13.91	0.16	0.02	0.18	(0.22)	—	(0.22)	$13.87	1.13		2.20		2.19		2.20		1.33	14.62	$4,368
2010	$13.75	0.23	0.80	1.03	(0.25)	(0.62)	(0.87)	$13.91	1.65		2.11		2.11		2.11		3.46	16.01	$5,215
2009	$13.23	0.27	0.53	0.80	(0.28)	—	(0.28)	$13.75	1.96		2.01		2.01		2.04		6.08	39.42	$5,950
2008	$12.94	0.28	0.28	0.56	(0.27)	—	(0.27)	$13.23	2.08		2.26		2.25		2.26		4.37	19.61	$5,147
Class C Shares
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
2011	$14.03	0.30	0.02	0.32	(0.37)	—	(0.37)	$13.98	2.15		1.17		1.16		1.17		2.31	14.62	$100,212
2010	$13.87	0.35	0.81	1.16	(0.38)	(0.62)	(1.00)	$14.03	2.53		1.21		1.20		1.71		4.39	16.01	$99,430
2009	$13.34	0.37	0.55	0.92	(0.39)	—	(0.39)	$13.87	2.74		1.22		1.21		1.72		6.97	39.42	$80,039
2008	$13.04	0.41	0.30	0.71	(0.41)	—	(0.41)	$13.34	3.10		1.24		1.22		1.75		5.51	19.61	$63,998
Class I Shares
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
2011	$13.94	0.37	0.04	0.41	(0.45)	—	(0.45)	$13.90	2.71		0.57		0.57		0.57		2.99	14.62	$82,994
2010	$13.78	0.42	0.82	1.24	(0.46)	(0.62)	(1.08)	$13.94	3.09		0.60		0.59		0.60		5.03	16.01	$55,398
2009	$13.26	0.45	0.53	0.98	(0.46)	—	(0.46)	$13.78	3.31		0.66		0.66		0.67		7.51	39.42	$24,887
2008	$12.97	0.49	0.29	0.78	(0.49)	—	(0.49)	$13.26	3.68		0.66		0.64		0.67		6.06	19.61	$21,275
Class R3 Shares
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
2011	$13.95	0.32	0.03	0.35	(0.39)	—	(0.39)	$13.91	2.33		1.00		0.99		1.32		2.56	14.62	$12,749
2010	$13.79	0.38	0.80	1.18	(0.40)	(0.62)	(1.02)	$13.95	2.73		0.99		0.99		1.31		4.62	16.01	$12,631
2009	$13.27	0.41	0.53	0.94	(0.42)	—	(0.42)	$13.79	3.00		1.00		0.99		1.40		7.15	39.42	$7,625
2008	$12.97	0.44	0.30	0.74	(0.44)	—	(0.44)	$13.27	3.33		1.01		0.99		1.47		5.77	19.61	$6,367
Class R5 Shares
2012(c)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(d)	0.68	(d)	0.67	(d)	44.86	(d)(e)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was May 1, 2012.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

48 Certified Annual Report	Certified Annual Report 49

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
2011(b)	$13.41	0.46	(0.04)	0.42	(0.47)	(0.04)	(0.51)	$13.32	3.44		0.98		0.97		0.98		3.19	24.86	$578,731
2010(b)	$12.81	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.41	3.88		0.99		0.99		1.01		8.91	16.35	$459,532
2009(b)	$11.92	0.60	0.90	1.50	(0.61)	—	(0.61)	$12.81	5.04		0.99		0.99		1.04		13.05	45.31	$243,141
2008(b)	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.38		0.99		0.99		1.03		0.44	42.84	$134,372
Class C Shares
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
2011	$13.39	0.42	(0.04)	0.38	(0.43)	(0.04)	(0.47)	$13.30	3.19		1.22		1.22		1.23		2.93	24.86	$366,822
2010	$12.79	0.47	0.61	1.08	(0.48)	—	(0.48)	$13.39	3.62		1.24		1.24		1.77		8.64	16.35	$257,869
2009	$11.90	0.57	0.90	1.47	(0.58)	—	(0.58)	$12.79	4.79		1.24		1.24		1.82		12.78	45.31	$117,950
2008	$12.38	0.52	(0.49)	0.03	(0.51)	—	(0.51)	$11.90	4.15		1.24		1.24		1.83		0.18	42.84	$57,114
Class I Shares
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
2011	$13.41	0.50	(0.04)	0.46	(0.51)	(0.04)	(0.55)	$13.32	3.79		0.63		0.63		0.63		3.55	24.86	$448,669
2010	$12.82	0.55	0.60	1.15	(0.56)	—	(0.56)	$13.41	4.22		0.64		0.64		0.64		9.20	16.35	$295,433
2009	$11.92	0.64	0.90	1.54	(0.64)	—	(0.64)	$12.82	5.39		0.66		0.66		0.68		13.50	45.31	$146,099
2008	$12.40	0.59	(0.48)	0.11	(0.59)	—	(0.59)	$11.92	4.72		0.66		0.66		0.67		0.77	42.84	$118,222
Class R3 Shares
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
2011	$13.42	0.45	(0.03)	0.42	(0.47)	(0.04)	(0.51)	$13.33	3.42		0.99		0.99		1.29		3.17	24.86	$30,022
2010	$12.82	0.51	0.61	1.12	(0.52)	—	(0.52)	$13.42	3.89		0.99		0.99		1.35		8.90	16.35	$18,767
2009	$11.92	0.61	0.90	1.51	(0.61)	—	(0.61)	$12.82	5.08		0.99		0.99		1.48		13.13	45.31	$10,091
2008	$12.40	0.55	(0.48)	0.07	(0.55)	—	(0.55)	$11.92	4.42		0.99		0.99		1.52		0.44	42.84	$9,712
Class R5 Shares
2012(c)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(d)	0.67	(d)	0.67	(d)	25.61	(d)(e)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was May 1, 2012.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

50 Certified Annual Report	Certified Annual Report 51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds	September 30, 2012

To the Trustees and Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

52    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2012 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Limited Term U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,016.30	$4.51
Hypothetical*	$1,000.00	$1,020.53	$4.52
Class B Shares
Actual	$1,000.00	$1,009.00	$11.68
Hypothetical*	$1,000.00	$1,013.37	$11.70
Class C Shares
Actual	$1,000.00	$1,014.10	$5.89
Hypothetical*	$1,000.00	$1,019.15	$5.90
Class I Shares
Actual	$1,000.00	$1,017.90	$2.86
Hypothetical*	$1,000.00	$1,022.17	$2.87
Class R3 Shares
Actual	$1,000.00	$1,015.80	$4.99
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R5 Shares
Actual	$1,000.00	$1,014.35	$3.37
Hypothetical*	$1,000.00	$1,021.65	$3.39

Limited Term Income Fund
Class A Shares
Actual	$1,000.00	$1,038.10	$4.73
Hypothetical*	$1,000.00	$1,020.36	$4.69
Class C Shares
Actual	$1,000.00	$1,036.90	$5.94
Hypothetical*	$1,000.00	$1,019.17	$5.89
Class I Shares
Actual	$1,000.00	$1,040.60	$2.97
Hypothetical*	$1,000.00	$1,022.09	$2.94
Class R3 Shares
Actual	$1,000.00	$1,037.80	$5.04
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R5 Shares
Actual	$1,000.00	$1,038.15	$3.41
Hypothetical*	$1,000.00	$1,021.65	$3.38

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.89%; B: 2.33%; C: 1.17%; I: 0.57%; R3: 0.99% R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.17%; I: 0.58%; R3: 0.99% R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    53

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Limited Term U.S. Government Fund versus Barclays Intermediate Government Bond Index and Consumer Price Index (November 16, 1987 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)	0.77%	4.19%	3.38%	5.63%
B Shares (Incep: 11/1/02)	-4.08%	2.86%	—	2.62%
C Shares (Incep: 9/1/94)	1.51%	4.22%	3.24%	4.69%
I Shares (Incep: 7/5/96)	2.63%	4.83%	3.84%	5.24%
R3 Shares (Incep: 7/1/03)	2.19%	4.44%	—	3.47%
R5 Shares (Incep: 5/1/12)	—	—	—	1.20%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0%depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, and Class R5 shares.

54    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Limited Term Income Fund versus Barclays Intermediate Government/Credit Bond Index and Consumer Price Index (October 1, 1992 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)	5.46%	6.11%	4.68%	5.64%
C Shares (Incep: 9/1/94)	6.28%	6.17%	4.57%	5.46%
I Shares (Incep: 7/5/96)	7.49%	6.81%	5.19%	6.06%
R3 Shares (Incep: 7/1/03)	6.97%	6.43%	—	4.69%
R5 Shares (Incep: 5/1/12)	—	—	—	3.19%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I, Class R3, and Class R5 shares.

Certified Annual Report    55

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

56    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    57

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

58    Certified Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, dividends paid by the Thornburg Limited Term Income Fund of $8,922,891 are being reported as long-term capital gain dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees’ evaluation of the Advisor’s services and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the Fund’s investment performance.

Certified Annual Report    59

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees reviewed information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of U.S. government obligation mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in all years, that the Fund’s investment return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded or were comparable to the average returns of the category in all of the preceding nine calendar years. Other noted quantitative data showed that the Fund’s investment returns fell within the top quartile of performance for the first fund category for the one-year and three-year periods ended with the second quarter of the current year and fell within the top decile of performance for the five-year period, and that the Fund’s returns fell near the midpoint of performance for the second fund category for the one-year period ended with the second quarter and near the top quartile of performance for the three-year and five-year periods. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of U.S. government obligation mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and slightly higher than the average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients

60    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012 (Unaudited)

did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance

Certified Annual Report    61

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012 (Unaudited)

over different periods of time, relative to two categories of taxable fixed-income mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) performance data for the ten most recent calendar years, which showed that the Fund had produced positive returns in accordance with expectations in most years, that the Fund’s investment return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s return exceeded or was comparable to the average return of the category in all of the preceding nine calendar years. Noted quantitative data further showed that the Fund’s investment returns fell within the top decile of performance for the first fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and that the Fund’s investment returns fell within the top quintile of performance for the second fund category for the one-year and three-year periods ended with the second quarter and within the first decile for the five-year period. These data indicated to the Trustees that the Fund’s investment performance met expectations in view of the Fund’s stated objectives and strategies in the market conditions for the relevant periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures also continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of fixed income mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was slightly higher than the median and average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its

62    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2012 (Unaudited)

capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized and may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    63

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

64    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
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TH076

Thornburg Investment Management®

Thornburg Strategic Income Fund

Informational Brochure and Annual Report – September 30, 2012

Includes All Share Classes

LIPPER
FUND AWARDS 2012
UNITED STATES

Best Fixed Income Funds Manager

Among 41 firms in the Large Company Universe

Invest in our planet, while you invest with us

You invest in the future, without spending a dime.

edelivery

Thornburg Strategic Income Fund

Harvesting a Sustainable Yield

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Funds invested in mortgage-backed securities may bear additional risk. Investments in lower-rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher-rated bonds. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R5	TSRRX	885-216-879

Lipper’s 2012 Best Fixed Income Funds Manager

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income Large Company universe for the three-year period ended 11/30/11, based on risk-adjusted returns. Lipper’s Large Company universe is comprised of fund families with more than $40 billion in total net assets. Only fund families with at least five bond funds were eligible for the fixed income funds manager award. Asset Class Group Awards are given for the three-year period only.

Glossary

Blended Index – The Blended Index is composed of 80% Barclays Aggregate Bond Index and 20% MSCI World Index. The Barclays Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.

Barclays U.S. Corporate High-Yield Index – This index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Barclays U.S. Universal Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when its issued. The coupon is typically paid semi-annually.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

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IMPORTANT INFORMATION, CONTINUED

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

4    This page is not part of the Annual Report.

THORNBURG STRATEGIC INCOME FUND

Portfolio Managers

Jason Brady, CFA, and George Strickland

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.32%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2013, so that actual expenses, for Class A shares, do not exceed 1.25%.

Harvesting a Sustainable Yield

Many investors are in need of significant income and typically turn to “high-yield” funds to find notable dividends. The simple yield statistic is potentially quite misleading. At Thornburg Investment Management, we believe we have a better income-generation mousetrap in the form of our Strategic Income Fund, which has a goal of high income, without resorting solely to the below investment grade portion of the taxable fixed income universe.

The idea behind this fund is that “high-yield,” in the context of a fund type, is not an investment goal but an asset type. Most taxable high-yield funds are solely focused on below investment grade corporate bonds. We believe this focus ultimately makes these funds less flexible and correspondingly less capable of succeeding in multiple investment climates. Below investment grade corporate bonds represent less than 2% of the total taxable investment universe. There is no reason to ignore huge chunks of the market merely because they do not have a very low credit quality; in fact, quite the opposite. By sifting through

30-Day Yields, Class A

As of September 30, 2012

SEC Yield	4.10%
Annualized Distribution Yield	5.13%

Without fee waivers and expense reimbursements, the 30-day SEC Yield would have been 4.00% and the Annualized Distribution Yield would have been 5.04%.

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/19/07)
Without sales charge	12.73%	10.46%	8.61%
With sales charge	7.65%	8.77%	7.57%
Barclays U.S. Universal Index (Since 12/19/07)	6.45%	6.70%	6.44%
Blended Index (Since 12/19/07)	8.51%	6.72%	5.10%

Blended Index: 80% Barclays Aggregate Bond Index and 20% MSCI World Index

This page is not part of the Annual Report.    5

the available choices across many sub-asset classes, we are able to generate an interesting income stream from a variety of different sources. We believe this is likely to lead to a more stable fund with a robust yield.

This is the reason that our Strategic Income Fund has a much larger purview than a typical “high-yield” fund. Though we are currently focused on corporate bonds, that focus is a result of our belief that corporate balance sheets are currently the most attractive bond investment. Given the choice between government bonds, asset-backed bonds (mortgages, commercial mortgage, auto loans, etc.) and corporate bonds, we are skewing towards corporates.

The Thornburg Strategic Income Fund even has a small allocation to equity securities. As such, the occasional “bond-like” equity, which typically exhibits little growth but relatively strong income generation, is attractive. While adding equities to what is primarily a bond fund can add volatility (which we work hard to mitigate), we can find no good reason why we should ignore an asset class that can potentially be another diverse source of income for the Fund. Thornburg Investment Management has always tried to “go where the value is.” It is a mantra of ours across our Funds, regardless of the asset classes in which we invest.

Key Portfolio Attributes

For the Year Ended September 30, 2012

Fixed Income Statistics		Equity Statistics
Weighted Average Coupon	6.4%	Portfolio P/E (12-mo. trailing)	10.75
Average Maturity	5.8 yrs	Median Market Cap	$2.8 B
Effective Duration	3.1 yrs	Equity & Pref. Equity Holdings	25
Bond Holdings	274

Source: FactSet

Portfolio Composition

As of September 30, 2012

Credit Quality Summary

As of September 30, 2012

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Thornburg Strategic Income Fund –

September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    7

LETTER TO SHAREHOLDERS

October 28, 2012

Dear Fellow Shareholder:

We are very pleased to present the annual report for the Thornburg Strategic Income Fund for the period ended September 30, 2012. The net asset value (NAV) of a Class A share of the Fund increased 42 cents to $12.28 since September 30, 2011. If you were invested for the entire period, you received dividends of 73.8 cents per share. If you reinvested your dividends, you received 75.8 cents per share. Dividends per share were lower for Class C and R3 and higher for Class I and R5 shares as a percentage of NAV to account for varying class-specific expenses. Please examine the accompanying report for more detailed information.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 12.73% at NAV since September 30, 2011. A blended index of 80% of the Barclays Aggregate Bond Index and 20% of the MSCI World Index produced an 8.51% total return, and the Barclays U.S. Universal Index produced a 6.45% total return over the same time period. These indices reflect no deduction for fees, expenses, or taxes.

As we approach the five-year anniversary of the Fund’s inception (12/19/2007), we are inclined to step back for a moment and survey the investment landscape over that time period and into the future. The past five years have seen one of the worst and ugliest markets in history, followed — certainly for fixed income investors — by one of the best. Central bank liquidity has been a key driver of the recovery in markets even as economic fundamentals have been much slower to move back up. Many of the riskiest structures and behaviors we saw in 2007 (payment-in-kind notes, no-covenant bonds, credit enhancement on AAA asset-backed securities at very low levels, assuming a rosy future) have come and gone…and come back again. We remain of the opinion that our flexible mandate is crucial in our search for the best relative value opportunities in both good times and in bad.

The various markets in which we participate have continued to appreciate in price and depreciate in available yield. Over the past year, the Spanish 10-year note has moved higher in yield (we don’t own it) from 5.136% to 5.938%. Who would have guessed in that environment, and with the Euro crisis far from solved on a sustainable basis, that pan-European high yield (in the form of the Barclays index of that same name) would have appreciated 26.56%? Color us skeptical that those returns — along with the U.S. High Yield Index’s one-year return of 19.37% — are repeatable. With our income objective, we are finding opportunities notably fewer and further between. In addition, and as referenced earlier, we are increasingly aware of other market participants engaging in risky behavior without regard to the consequence. With central bank pressure on yield-seeking investors seeming to continue to the horizon, it isn’t surprising that yields on riskier, “yieldier” securities are approaching all-time lows.

That said, investing is (or should be) a forward-looking activity. We believe that a driver of lower default rates and riskier fixed income returns (as well as some significant portion of equity returns) is the easy-money policy of the Federal Reserve (the Fed), which is pumping large amounts of liquidity (money at zero percent interest rates) into the global economy. The U.S. continues to drag, along with a legacy of large consumer debt and growing government debt. Housing prices may be recovering (or at least not continuing to fall), but the employment-to-population ratio continues to bump along the bottom.

With regard to market movements, we are pleased to have participated in a good portion of the “risk on” market rally of the past several years. We feel as though our individual asset selection has also been a

8    Certified Annual Report

significant benefit to shareholders. Going forward, the environment for total returns is not as favorable, yet we believe that our asset selection as well as our portfolio positioning will continue to allow us to provide shareholders with a strong and sustainable income stream, with a good balance of risk and reward. We have recently kept the portfolio at a shorter duration to be better able to take advantage of interesting opportunities in the future. At the same time, though the Fed’s injections of liquidity have revved all risk markets to very hot levels, we still believe that deep security analysis and a disdain for what investors are being “forced” to do allows us to invest well and appropriately within our mandate. We are unlikely to be the highest yielding portfolio, but our broad purview certainly comes in handy in finding the best risk/ reward in the marketplace. We continue to find good stories and interesting risk/reward in various pockets of the marketplace. This has always been the investment style of Thornburg Investment Management, and this Fund is a great beneficiary of that legacy.

Because a lower-growth environment is likely to mute the potential for further significant capital appreciation across asset classes, we believe that remaining invested in income producing assets is crucial. While many market participants are caught between running for the safety of U.S. Treasuries in bad times and swapping out for notably risky assets in good times, this portfolio is intended to enjoy continued compounding of interesting yields. The Fund could certainly “print” a higher yield, but our objective remains a sustainable income stream as opposed to the highest possible one-period number. Selectively investing in assets we believe to be good quality and keeping an eye on income production is this Fund’s goal. It is a mindset that we believe will serve our shareholders over time and in many different environments.

Thank you very much for investing in the Strategic Income Fund. We believe that the Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Regards,

Jason H. Brady, CFA	George Strickland
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	September 30, 2012

Summary of Industry Exposure

As of 9/30/12

Diversified Financials	9.9%	Media	1.3%
Energy	9.4%	Pharmaceuticals, Biotechnology & Life Sciences	1.0%
Utilities	7.1%	Commercial & Professional Services	1.0%
Banks	5.4%	Semiconductors & Semiconductor Equipment	0.9%
Transportation	5.3%	Retailing	0.8%
Materials	4.5%	Technology Hardware & Equipment	0.6%
Telecommunication Services	4.1%	Food & Staples Retailing	0.2%
Capital Goods	4.1%	Other Non-Classified Securities:
Insurance	3.3%	Asset Backed Securities	11.4%
Real Estate	2.7%	Other Securities	3.1%
Health Care Equipment & Services	2.6%	Municipal Bonds	2.3%
Food, Beverage & Tobacco	2.3%	Other Government	0.4%
Miscellaneous	1.7%	U.S. Treasury Securities	0.4%
Software & Services	1.7%	U.S. Government Agencies	0.2%
Consumer Services	1.6%	Other Assets & Liabilities	10.7%

Summary of Country Exposure

As of 9/30/12

United States	66.2%	Norway	0.6%
Canada	3.5%	Mexico	0.4%
Australia	3.4%	United Arab Emirates	0.4%
United Kingdom	2.5%	South Korea	0.4%
Brazil	2.0%	Ireland	0.3%
Cayman Islands	1.5%	France	0.3%
Bermuda	1.3%	Russia	0.3%
Japan	1.0%	Italy	0.3%
Switzerland	1.0%	Czech Republic	0.2%
Spain	0.9%	Trinidad and Tobago	0.2%
Luxembourg	0.9%	Germany	0.2%
Netherlands	0.7%	Iceland	0.2%
Argentina	0.6%	Other Assets & Liabilities	10.7%

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Shares/ Principal Amount	Value
COMMON STOCK — 3.19%

DIVERSIFIED FINANCIALS — 0.35%
CAPITAL MARKETS — 0.23%
Apollo Investment Corp.	168,060	$1,322,632
DIVERSIFIED FINANCIAL SERVICES — 0.12%
KKR Financial Holdings LLC	73,000	733,650

		2,056,282

ENERGY — 0.53%
ENERGY EQUIPMENT & SERVICES — 0.31%
Seadrill Ltd.	46,100	1,800,096
OIL, GAS & CONSUMABLE FUELS — 0.22%
Eni S.p.A.	58,500	1,279,485

		3,079,581

INSURANCE — 0.05%
INSURANCE — 0.05%
Swiss Re Ltd.	4,400	282,807

		282,807

REAL ESTATE — 1.81%
REAL ESTATE INVESTMENT TRUSTS — 1.81%
Annaly Capital Management, Inc.	207,100	3,487,564
Chimera Investment Corp.	770,900	2,089,139
Invesco Mtg Capital, Inc.	242,900	4,889,577

		10,466,280

TELECOMMUNICATION SERVICES — 0.34%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.34%
Telstra Corp. Ltd.	483,000	1,963,983

		1,963,983

UTILITIES — 0.11%
ELECTRIC UTILITIES — 0.05%
Enel S.p.A.	87,856	310,699
MULTI-UTILITIES — 0.06%
E. ON AG	13,100	310,843

		621,542

TOTAL COMMON STOCK (Cost $17,741,681)		18,470,475

PREFERRED STOCK — 4.62%
BANKS — 2.22%
COMMERCIAL BANKS — 1.68%
First Niagara Financial Group Pfd, 8.75%	40,000	1,168,752
GMAC Capital Trust I Pfd, 8.125%	100,000	2,511,000
Huntington Bancshares Pfd, 8.50%	750	956,250
Royal Bank of Scotland plc Pfd, 7.25%	58,905	1,336,554
Webster Financial Corp. Pfd, 8.50%	15	17,100
Wintrust Financial Corp. Pfd, 5.00%	3,500	3,717,700

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30 ,2012

	Shares/ Principal Amount	Value
THRIFTS & MORTGAGE FINANCE — 0.54%
Falcons Funding Trust I Pfd, 8.875%	3,000	$3,150,938

		12,858,294

COMMERCIAL & PROFESSIONAL SERVICES — 0.39%
COMMERCIAL SERVICES & SUPPLIES — 0.39%
Pitney Bowes International Holdings Pfd, 6.125%	2,500	2,266,562

		2,266,562

ENERGY — 0.93%
OIL, GAS & CONSUMABLE FUELS — 0.93%
[b] Sanchez Energy Corp. Pfd, 4.875%	100,000	5,424,660

		5,424,660

FOOD, BEVERAGE & TOBACCO — 0.09%
FOOD PRODUCTS — 0.09%
H.J. Heinz Finance Co. Pfd, 8.00%	5	527,813

		527,813

MISCELLANEOUS — 0.20%
U.S. GOVERNMENT AGENCIES — 0.20%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,168,750

		1,168,750

REAL ESTATE — 0.24%
REAL ESTATE INVESTMENT TRUSTS — 0.24%
Alexandria Real Estate Pfd, 7.00%	50,000	1,367,500

		1,367,500

TECHNOLOGY HARDWARE & EQUIPMENT — 0.20%
COMMUNICATIONS EQUIPMENT — 0.20%
Lucent Technologies Capital Trust I Pfd, 7.75%	2,000	1,160,000

		1,160,000

UTILITIES — 0.35%
MULTI-UTILITIES — 0.35%
Centerpoint Energy, Inc. Pfd, 7.5%	50,000	2,009,375

		2,009,375

TOTAL PREFERRED STOCK (Cost $25,081,991)		26,782,954

ASSET BACKED SECURITIES — 11.43%
ADVANCE RECEIVABLES — 0.35%
AH Mtg Advance Trust, 6.90%, 9/15/2043	$2,000,000	2,000,499

		2,000,499

COMMERCIAL MTG TRUST — 2.12%
[c] Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	2,993,106	2,992,495
Citigroup Commercial Mtg Trust, Series 2004-HYB2 Class B1, 2.93%, 3/25/2034	166,835	141,986
Commercial Mtg Pass-Through Certificates, Series 2011-FL1 Class B, 3.97%, 7/17/2028	1,780,670	1,809,606
[b] CVS Pass-Through Trust, 9.35%, 1/10/2023	4,605,000	5,350,550
[b] ORES NPL LLC, Series 2012-LV1 Class A, 4.00%, 9/25/2044	2,000,000	2,016,914

		12,311,551

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Shares/ Principal Amount	Value
OTHER ASSET BACKED — 2.49%
Dominos Pizza Master Issuer LLC, Series 2012-1A Class A2, 5.216%, 1/25/2042	$1,985,000	$2,161,504
[c] JPR Royalty LLC, 14.00%, 12/1/2020	2,000,000	2,000,000
MIRAMAX LLC, Series 2011-1A Class A, 6.25%, 10/20/2021	1,500,000	1,576,621
MIRAMAX LLC, Series 2011-1A Class B, 10.00%, 10/20/2021	1,950,000	1,991,732
[c] Northwind Holdings LLC, 1.198%, 12/1/2037	1,304,611	1,043,689
[b] Richland Towers, 7.87%, 3/15/2041	2,000,000	2,054,684
Trafigura Securitisation Finance plc, Series 2012-1A Class B, 4.221%, 10/15/2015	2,000,000	2,002,432
Westgate Resorts, Series 2012-1 Class C, 11.00%, 9/20/2025	1,606,532	1,622,598

		14,453,260

RESIDENTIAL MTG TRUST — 5.20%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.903%, 12/20/2036	932,813	194,535
Banc of America Mtg Services, Series 2005-A Class B1, 3.178%, 2/25/2035	900,116	78,202
Bayview Financial Acquisition Trust, 0.896%, 4/28/2039	4,000,000	2,576,440
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.497%, 8/25/2033	446,195	319,920
[b] CIT Mtg Loan Trust, Series 2007-1 Class 2A2, 1.467%, 10/25/2037	5,820,000	5,689,096
Countrywide, Series 2005-11 Class AF3, 4.778%, 2/25/2036	774,083	711,615
Countrywide, Series 2006-15 Class A6, 5.82%, 10/25/2046	378,720	323,562
CS First Boston Mtg Securities Co., Series 2005-CF1 Class M1, 0.917%, 3/25/2045	2,750,000	2,441,263
FBR Securitization Trust, Series 2005-2 Class M-1, 0.937%, 9/25/2035	3,000,000	2,415,491
FREMF Mtg Trust, Series 2012-K709 Class C, 3.872%, 4/25/2045	3,046,000	2,839,336
JPMorgan Mtg Acquisition Corp., Series 2006-CH1 Class A4, 0.357%, 7/25/2036	1,645,000	1,567,659
JPMorgan, Series 2007-CH5 Class A2, 0.267%, 5/25/2037	170,158	169,064
Merrill Lynch Mtg Investors Trust, 2.582%, 8/25/2034	323,144	242,341
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.537%, 11/25/2035	1,505,969	1,431,272
New Century Home Equity Loan Trust, 0.647%, 6/25/2035	2,000,000	1,862,364
Park Place Securities, Inc., Series 2004- MHQ1 Class M2, 0.967%, 12/25/2034	2,250,000	1,868,433
Residential Asset Securities Corp., 0.367%, 6/25/2036	1,640,357	1,589,260
Structured Asset Investment Loan Trust, 1.177%, 8/25/2033	1,828,512	1,693,570
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	1,948,736	2,066,002
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class B1, 2.615%, 2/25/2035	368,681	33,700
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.614%, 3/25/2035	329,726	21,369

		30,134,494

STUDENT LOAN — 1.27%
Access Group, Inc., Series 2005-A Class A3, 0.851%, 7/25/2034	4,000,000	2,876,089
SLM Student Loan Trust, Series 2004-B Class A3, 0.719%, 3/15/2024	2,000,000	1,642,277
SLM Student Loan Trust, Series 2006-A Class A4, 0.579%, 12/15/2023	3,000,000	2,851,567

		7,369,933

TOTAL ASSET BACKED SECURITIES (Cost $65,792,612)		66,269,737

CORPORATE BONDS — 51.19%
BANKS — 2.83%
COMMERCIAL BANKS — 2.25%
[b,d] Banco do Brasil SA, 5.875%, 1/26/2022	1,000,000	1,070,000
[b,d] Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	1,000,000	997,500
[b,d] Banco Pine SA, 8.75%, 1/6/2017	2,000,000	1,945,000
[b,d] Credit Agricole London, 1.903%, 1/21/2014	1,688,000	1,693,378
a,b,d,[e] Islandsbanki, 2.951%, 10/15/2008	60,000	18,000
[a,b,d,e] Landsbanki Islands HF, 5.73%, 8/25/2009	175,000	10,281
National City Bank Floating Rate Note, 0.78%, 6/7/2017	1,000,000	955,928
[b] PNC Preferred Funding Trust III Floating Rate Note, 8.70%, 12/31/2049	500,000	507,565

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30 ,2012

	Shares/ Principal Amount	Value
Provident Bank of Maryland, 9.50%, 5/1/2018	$1,500,000	$1,590,437
[d] Royal Bank of Scotland plc, 9.50%, 3/16/2022	2,000,000	2,240,000
[b] Webster Bank, 5.875%, 1/15/2013	2,000,000	2,013,992
THRIFTS & MORTGAGE FINANCE — 0.58%
[b,d] Northern Rock Asset Management plc, 5.625%, 6/22/2017	3,000,000	3,371,100

		16,413,181

CAPITAL GOODS — 4.05%
INDUSTRIAL CONGLOMERATES — 1.56%
General Electric Capital Corp., 0.519%, 6/20/2014	1,000,000	992,884
[b,d] Hutchison Whampoa International (10) Ltd., 6.00%, Perpetual	2,000,000	2,070,000
[b] Nesco LLC/Holdings Corp., 11.75%, 4/15/2017	1,250,000	1,331,250
Otter Tail Corp., 9.00%, 12/15/2016	4,000,000	4,650,000
MACHINERY — 0.18%
Case New Holland, Inc., 7.75%, 9/1/2013	1,000,000	1,046,250
TRADING COMPANIES & DISTRIBUTORS — 2.31%
[c] Air Lease Corp., 7.375%, 1/30/2019	3,000,000	3,075,000
[b] Aviation Capital Group, 7.125%, 10/15/2020	1,881,000	1,973,978
[b] Aviation Capital Group, 6.75%, 4/6/2021	2,500,000	2,548,500
International Lease Finance Corp., 4.875%, 4/1/2015	3,000,000	3,118,236
[b] International Lease Finance Corp., 6.50%, 9/1/2014	2,000,000	2,150,000
International Lease Finance Corp., 5.75%, 5/15/2016	500,000	530,121

		23,486,219

COMMERCIAL & PROFESSIONAL SERVICES — 0.56%
PROFESSIONAL SERVICES — 0.56%
Affinion Group, Inc., 7.875%, 12/15/2018	4,000,000	3,270,000

		3,270,000

CONSUMER SERVICES — 0.93%
HOTELS, RESTAURANTS & LEISURE — 0.93%	3,500,000	3,360,000
[b] Ruby Tuesday, Inc., 7.625%, 5/15/2020	3,500,000	3,360,000
[b] Sizzling Platter LLC, 12.25%, 4/15/2016	2,000,000	2,055,000

		5,415,000

DIVERSIFIED FINANCIALS — 5.19%
CAPITAL MARKETS — 2.90%
[b,d] Macquarie Bank Ltd., 5.00%, 2/22/2017	2,000,000	2,136,200
[b,d] Macquarie Group Ltd., 7.30%, 8/1/2014	1,000,000	1,076,978
[d] Man Group plc, 2.023%, 9/22/2015	5,000,000	4,075,000
[b] Nationstar Mtg LLC/Nationstar Capital Corp., 9.625%, 5/1/2019	3,000,000	3,277,500
Oppenheimer Holdings, Inc., 8.75%, 4/15/2018	1,000,000	1,020,000
[d] UBS AG, 7.625%, 8/17/2022	5,000,000	5,227,800
CONSUMER FINANCE — 1.17%
[b,c,d] DFS Funding Corp., 1.214%, 6/15/2015	1,100,000	1,034,000
SLM Corp., 6.00%, 1/25/2017	2,000,000	2,177,500
SLM Corp., 6.25%, 1/25/2016	1,000,000	1,085,000
TMX Finance LLC, 13.25%, 7/15/2015	1,250,000	1,387,500
TMX Finance LLC, 13.25%, 7/15/2015	1,000,000	1,110,000
DIVERSIFIED FINANCIAL SERVICES — 1.12%
[d] Banco BTG Pactual/Cayman, 5.75%, 9/28/2022	1,000,000	1,012,500
[b] Citicorp, 8.04%, 12/15/2019	250,000	293,192
Citigroup, Inc., 5.00%, 9/15/2014	750,000	791,040

14    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Shares/ Principal Amount	Value
[c] Counts, Series 1998 II-A, 6.67%, 2/15/2018	$165,809	$160,835
[d] Korea Development Bank, 5.30%, 1/17/2013	200,000	202,329
Merrill Lynch & Co., 0.993%, 5/2/2017	2,500,000	2,261,233
SquareTwo Financial Corp., 11.625%, 4/1/2017	2,000,000	1,770,000

		30,098,607

ENERGY — 7.64%
ENERGY EQUIPMENT & SERVICES — 1.15%
[b,d] RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	2,250,000	2,508,750
[b] Schahin II Finance Co. SPV, 5.875%, 9/25/2023	4,000,000	4,190,000
OIL, GAS & CONSUMABLE FUELS — 6.49%
[b] Aurora USA Oil & Gas, Inc., 9.875%, 2/15/2017	3,000,000	3,195,000
Black Elk Energy Offshore Operations LLC, 13.75%, 12/1/2015	2,000,000	2,025,000
[b] DCP Midstream LLC, 9.75%, 3/15/2019	500,000	642,708
[b] Endeavour International, 12.00%, 3/1/2018	3,000,000	3,300,000
Energy Transfer Partners LP, 8.50%, 4/15/2014	500,000	550,918
Energy Transfer Partners LP, 9.70%, 3/15/2019	1,500,000	1,982,104
Enterprise Products Operating LP, 7.034%, 1/15/2068	2,000,000	2,240,000
[b] Everest Acquisition, LLC, 6.875%, 5/1/2019	1,000,000	1,070,000
[b,d] Gaz Capital SA, 7.51%, 7/31/2013	1,000,000	1,050,000
[b] Green Field Energy Services, 13.00%, 11/15/2016	2,000,000	1,960,000
[b] Maritimes & Northeast Pipeline LLC, 7.50%, 5/31/2014	878,400	934,152
[b] NFR Energy LLC, 9.75%, 2/15/2017	1,000,000	915,000
Northern Tier Energy LLC, 10.50%, 12/1/2017	1,350,000	1,478,250
[b,d] Origin Energy Finance Ltd., 5.45%, 10/14/2021	1,000,000	1,110,024
[b,d] Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	1,000,000	1,285,000
Petrobras International Finance Co., 2.875%, 2/6/2015	1,000,000	1,027,826
[a,b,d,e] Petroplus Finance Ltd., 6.75%, 5/1/2014	1,000,000	140,000
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,344,653
[b] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2018	1,781,200	1,852,448
Raam Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,060,000
[b] Rockies Express Pipeline, 6.85%, 7/15/2018	2,000,000	2,045,000
bRockies Express Pipeline LLC, 3.90%, 4/15/2015	2,000,000	1,970,000
[b] Southern Star Central Gas Pipeline, Inc., 6.00%, 6/1/2016	2,000,000	2,235,180
Tennessee Gas Pipeline Co., 8.00%, 2/1/2016	1,000,000	1,189,985

		44,301,998

FOOD, BEVERAGE & TOBACCO — 1.42%
FOOD PRODUCTS — 1.20%
[b,d] BRF-Brasil Foods S.A., 5.875%, 6/6/2022	2,000,000	2,185,000
Bunge Ltd. Finance Co., 5.10%, 7/15/2015	321,000	344,835
[b] Harmony Foods Corp., 10.00%, 5/1/2016	2,000,000	2,100,000
[b,d] Minerva Luxembourg SA, 12.25%, 2/10/2022	2,000,000	2,307,400
TOBACCO — 0.22%
Lorillard Tobacco Co., 8.125%, 6/23/2019	1,000,000	1,289,594

		8,226,829

HEALTH CARE EQUIPMENT & SERVICES — 2.13%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.57%
[b] Physio-Control International Corp., 9.875%, 1/15/2019	3,000,000	3,285,000
HEALTH CARE PROVIDERS & SERVICES — 0.91%
Aurora Diagnostics Holdings LLC, 10.75%, 1/15/2018	1,000,000	1,007,500
[b] Fresenius Medical Care, 6.50%, 9/15/2018	500,000	563,750

Certified Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30 ,2012

	Shares/ Principal Amount	Value
[b] Prospect Medical Holdings, Inc., 8.375%, 5/1/2019	$3,500,000	$3,710,000
HEALTH CARE TECHNOLOGY — 0.65%
Merge Healthcare, Inc., 11.75%, 5/1/2015	3,500,000	3,788,750

		12,355,000

INSURANCE — 2.98%
INSURANCE — 2.98%
[b] Forethought Financial Group, 8.625%, 4/15/2021	1,330,000	1,700,267
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,335,293
[b,d] Oil Casualty Insurance, 8.00%, 9/15/2034	1,934,000	2,128,406
[b] Oil Insurance Ltd., 3.443%, 12/31/2049	1,000,000	874,040
[b] Prudential Holdings LLC, 8.695%, 12/18/2023	585,000	736,854
[b,d] QBE Insurance Group Ltd., 9.75%, 3/14/2014	780,000	850,568
[b,d] QBE Insurance Group Ltd., 5.647%, 7/1/2023	3,500,000	3,447,794
Unum Group, 7.125%, 9/30/2016	500,000	581,914
[b,d] White Mountains Re Group Ltd., 7.506%, 12/31/2049	2,500,000	2,547,900
Willis North America, Inc., 7.00%, 9/29/2019	1,286,000	1,528,941
[b] ZFS Finance USA Trust II, 6.45%, 12/15/2065	1,460,000	1,547,600

		17,279,577

MATERIALS — 3.41%
CHEMICALS — 0.17%
[b,d] Mexichem S.A.B. de C.V., 4.875%, 9/19/2022	1,000,000	1,015,000
CONSTRUCTION MATERIALS — 0.50%
Texas Industries, Inc., 9.25%, 8/15/2020	2,750,000	2,915,000
METALS & MINING — 2.64%
[d] ArcelorMittal, 10.10%, 6/1/2019	1,000,000	1,151,882
[b,d] FMG Resources, 8.25%, 11/1/2019	2,000,000	1,940,000
[b,d] IAMGOLD Corp., 6.75%, 10/1/2020	5,000,000	4,900,000
[b,d] Inmet Mining Corp., 8.75%, 6/1/2020	1,750,000	1,811,250
[b] Molycorp, Inc., 10.00%, 6/1/2020	3,000,000	2,970,000
[b,d] Posco, 8.75%, 3/26/2014	500,000	552,567
[d] Rio Tinto Alcan, Inc., 5.00%, 6/1/2015	50,000	55,158
[d] Thompson Creek Metals Co., 12.50%, 5/1/2019	2,000,000	1,905,000
MISCELLANEOUS — 0.10%
[b,d] Anglo American Capital, 9.375%, 4/8/2014	500,000	558,000

		19,773,857

MEDIA — 0.86%
MEDIA — 0.86%
Friendfinder Networks, Inc., 14.00%, 9/30/2013	523,741	432,086
[b] Live Nation Entertainment, Inc., 7.00%, 9/1/2020	1,000,000	1,040,000
[b] Proquest LLC, 9.00%, 10/15/2018	2,000,000	1,860,000
Washington Post Co., 7.25%, 2/1/2019	500,000	585,839
WMG Acquisition Corp., 9.50%, 6/15/2016	1,000,000	1,088,750

		5,006,675

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.02%
LIFE SCIENCES TOOLS & SERVICES — 0.49%
[b] BPA Laboratories, Inc., 12.25%, 4/1/2017	3,000,000	2,850,000

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Shares/ Principal Amount	Value
PHARMACEUTICALS — 0.53%
[b,c] Alvogen Pharma U.S., Inc., 10.50%, 3/15/2019	$3,000,000	$3,030,000

		5,880,000

REAL ESTATE — 0.67%
REAL ESTATE INVESTMENT TRUSTS — 0.67%
Bayview Financial Asset Trust, Series 2003-SSRA Class M, 1.567%, 10/25/2038	739,708	635,026
[b,d] Goodman Funding Property Ltd., 6.00%, 3/22/2022	3,000,000	3,222,414

		3,857,440

RETAILING — 0.82%
MULTILINE RETAIL — 0.18%
[b,d] Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,000,000	1,065,000
SPECIALTY RETAIL — 0.64%
[b] Penske Auto Group, Inc., 5.75%, 10/1/2022	1,000,000	1,025,000
[b] Sonic Automotive, Inc., 7.00%, 7/15/2022	2,500,000	2,675,000

		4,765,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.63%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.63%
[b] Advanced Micro Devices, Inc., 7.50%, 8/15/2022	2,500,000	2,412,500
KLA Tencor Corp., 6.90%, 5/1/2018	1,000,000	1,206,779

		3,619,279

SOFTWARE & SERVICES — 0.99%
INTERNET SOFTWARE & SERVICES — 0.81%
[b,d] EAccess Ltd., 8.25%, 4/1/2018	2,955,000	2,689,050
EarthLink, Inc., 8.875%, 5/15/2019	2,000,000	1,995,000
SOFTWARE — 0.18%
Aspect Software, Inc., 10.625%, 5/15/2017	1,000,000	1,027,500

		5,711,550

TECHNOLOGY HARDWARE & EQUIPMENT — 0.38%
COMMUNICATIONS EQUIPMENT — 0.19%
[b] Brightstar Corp., 9.50%, 12/1/2016	1,000,000	1,073,750
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.19%
Avnet, Inc., 5.875%, 6/15/2020	1,000,000	1,118,432

		2,192,182

TELECOMMUNICATION SERVICES — 3.52%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.24%
Centurylink, Inc., 6.45%, 6/15/2021	2,000,000	2,257,000
[b] Level 3 Communications, Inc., 8.875%, 6/1/2019	1,000,000	1,050,000
Level 3 Communications, Inc., 11.875%, 2/1/2019	1,000,000	1,135,000
Level 3 Financing, Inc., 4.469%, 2/15/2015	1,000,000	997,500
Qwest Corp., 6.75%, 12/1/2021	2,000,000	2,403,448
[d] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,000,000	2,090,000
[d] Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,000,000	981,250
[d] Telefonica Emisiones SAU, 3.992%, 2/16/2016	1,000,000	995,000
[d] Telefonica Emisiones SAU, 6.421%, 6/20/2016	1,000,000	1,056,250
WIRELESS TELECOMMUNICATION SERVICES — 1.28%
[b] CC Holdings GS V LLC/Crown Castle Intl. Corp., 7.75%, 5/1/2017	1,500,000	1,601,250
[b,d] Digicel SA, 12.00%, 4/1/2014	500,000	557,500

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Shares/ Principal Amount	Value
[b,d] VimpelCom (UBS SA), 8.25%, 5/23/2016	$500,000	$551,865
[b,d] VimpelCom Holdings BV, 7.504%, 3/1/2022	2,000,000	2,097,500
[b] WCP Wireless Site Fund, 6.829%, 11/15/2040	2,500,000	2,623,695

		20,397,258

TRANSPORTATION — 4.52%
AIR FREIGHT & LOGISTICS — 0.37%
[b] SPL Logistics Escrow LLC, 8.875%, 8/1/2020	2,000,000	2,140,000
AIRLINES — 3.71%
[b,d] Air Canada, 9.25%, 8/1/2015	2,000,000	2,080,000
[a,e] American Airlines, Inc., 13.00%, 8/1/2016	630,113	677,371
[e] American Airlines, Inc., 10.375%, 1/2/2021	2,195,205	2,381,797
[a,e] American Airlines, Inc., 10.50%, 10/15/2012	2,000,000	2,205,000
Continental Airlines, 6.90%, 7/2/2018	1,043,370	1,085,105
Continental Airlines, 7.02%, 11/1/2018	838,866	864,032
[f] Continental Airlines, 5.50%, 4/29/2022	500,000	512,500
[b] JetBlue Pass-Through Trust, 3.336%, 1/2/2014	5,000,000	4,912,500
United Airlines, Inc., 10.40%, 5/1/2018	1,456,087	1,678,140
US Airways, 5.90%, 4/1/2026	2,000,000	2,115,000
US Airways, 7.076%, 9/20/2022	961,654	983,291
US Airways, 6.25%, 10/22/2024	1,870,886	1,987,816
MARINE — 0.10%
[b] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	881,138	565,030
ROAD & RAIL — 0.34%
[b] J.B. Poindexter & Co., Inc., 9.00%, 4/1/2022	2,000,000	2,000,000

		26,187,582

UTILITIES — 6.64%
ELECTRIC UTILITIES — 3.03%
Alabama Power Capital Trust V, 3.561%, 10/1/2042	700,000	707,861
[a,b,c,d,e] Centrais Eletricas DO PA, 10.50%, 6/3/2016	2,000,000	320,000
[b,d] Dubai Electricity & Water, 6.375%, 10/21/2016	1,000,000	1,091,500
[b] Duquesne Light Holdings, 6.40%, 9/15/2020	2,000,000	2,363,352
[b,d] Enel Finance International S.A., 6.25%, 9/15/2017	1,500,000	1,639,950
Metropolitan Edison, 7.70%, 1/15/2019	250,000	313,768
PNM Resources, Inc., 9.25%, 5/15/2015	3,070,000	3,515,150
Public Service Co. of New Mexico, 7.95%, 5/15/2018	1,325,000	1,618,527
[b] Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,650,000
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,293,760
[b,d] Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013	1,000,000	1,039,000
GAS UTILITIES — 0.70%
[b,d] ENN Energy Holdings Ltd., 6.00%, 5/13/2021	1,000,000	1,122,209
[b] Source Gas LLC., 5.90%, 4/1/2017	1,250,000	1,333,343
Southern Union Co., 3.462%, 11/1/2066	2,000,000	1,595,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.65%
[d] Atlantic Power Corp. Co., 9.00%, 11/15/2018	2,000,000	2,125,000
[b,d] Inkia Energy Ltd., 8.375%, 4/4/2021	2,000,000	2,180,000
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,618,750
[b] Midland Cogen Venture, 6.00%, 3/15/2025	1,947,000	2,100,241
RRI Energy, Inc., 7.625%, 6/15/2014	500,000	533,750
MULTI-UTILITIES — 1.26%
Black Hills Corp., 9.00%, 5/15/2014	500,000	559,059

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Shares/ Principal Amount	Value
CMS Energy Corp., 8.75%, 6/15/2019	$2,000,000	$2,596,116
[b] Enogex LLC, 6.875%, 7/15/2014	1,000,000	1,070,529
NiSource Finance Corp., 6.40%, 3/15/2018	1,130,000	1,382,104
Sempra Energy, 9.80%, 2/15/2019	250,000	352,513
[b] Texas-New Mexico Power Co., 9.50%, 4/1/2019	1,000,000	1,360,684

		38,482,166

TOTAL CORPORATE BONDS (Cost $278,556,084)		296,719,400

CONVERTIBLE BONDS — 5.98%
DIVERSIFIED FINANCIALS — 3.09%
CAPITAL MARKETS — 3.09%
Apollo Investment Corp., 5.75%, 1/15/2016	1,525,000	1,570,750
Fifth Street Finance Corp., 5.375%, 4/1/2016	4,650,000	4,684,875
Hercules Technology Growth Capital, Inc., 6.00%, 4/15/2016	1,000,000	1,019,375
[b] Prospect Capital Corp., 5.375%, 10/15/2017	2,000,000	2,056,250
[b] Prospect Capital Corp., 5.75%, 3/15/2018	3,500,000	3,550,312
[b] Technology Investment CA, 7.50%, 11/1/2017	5,000,000	5,058,050

		17,939,612

ENERGY — 0.33%
OIL, GAS & CONSUMABLE FUELS — 0.33%
SunPower Corp., 4.75%, 4/15/2014	2,000,000	1,895,000

		1,895,000

FOOD, BEVERAGE & TOBACCO — 0.40%
BEVERAGES — 0.40%
Central European Distribution Corp., 3.00%, 3/15/2013	2,500,000	2,318,750

		2,318,750

HEALTH CARE EQUIPMENT & SERVICES — 0.51%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.51%
Hologic, Inc., 2.00%, 12/15/2037	3,000,000	2,975,625

		2,975,625

MATERIALS — 0.80%
CONSTRUCTION MATERIALS — 0.26%
[d] CEMEX SAB de CV, 4.875%, 3/15/2015	1,500,000	1,485,938
METALS & MINING — 0.54%
[b,d] Jaguar Mining, Inc., 4.50%, 11/1/2014	2,000,000	1,128,750
[d] Kinross Gold Corp., 1.75%, 3/15/2028	2,000,000	2,001,250

		4,615,938

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.31%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.31%
[d] Trina Solar Ltd., 4.00%, 7/15/2013	2,000,000	1,780,000

		1,780,000

SOFTWARE & SERVICES — 0.20%
SOFTWARE — 0.20%
THQ, Inc., 5.00%, 8/15/2014	2,000,000	1,150,000

		1,150,000

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.23%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.23%
[b] Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	$2,000,000	$1,353,750

		1,353,750

TRANSPORTATION — 0.11%
MARINE — 0.11%
[b] Ultrapetrol Bahamas Ltd., 7.25%, 1/15/2017	1,000,000	611,250

		611,250

TOTAL CONVERTIBLE BONDS (Cost $36,012,607)		34,639,925

WARRANTS — 0.01%
[a] Green Field Energy Services	2,000	62,000

TOTAL WARRANTS (Cost $78,418)		62,000

MUNICIPAL BONDS — 2.25%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,320,842
Los Angeles California Municipal Improvement Corp. (Build America Bonds), 6.165%, 11/1/2020	1,885,000	2,157,646
[b,c,g] Midwest Family Housing, 5.168%, 7/1/2016	660,000	659,452
Oakland California Redevelopment Agency, 8.00%, 9/1/2016	1,000,000	1,100,540
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	900,000	935,100
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	1,500,000	1,518,135
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,000,000	2,140,100
San Marcos California Redevelopment Agency, 6.125%, 10/1/2018	1,000,000	1,089,910
Texas State Public Finance Authority Charter School Finance Corp. (ED-New Frontiers), 8.75%, 8/15/2027	750,000	780,525
Wisconsin State Health & Educational Facilities (Richland Hospital), 7.08%, 6/1/2016	370,000	364,691

TOTAL MUNICIPAL BONDS (Cost $11,727,445)		13,066,941

U.S. TREASURY SECURITIES — 0.36%
U.S. Treasury, 2.25%, 1/31/2015	2,000,000	2,091,859

TOTAL U.S. TREASURY SECURITIES (Cost $1,995,948)		2,091,859

U.S. GOVERNMENT AGENCIES — 0.23%
[b] Agribank FCB, 9.125%, 7/15/2019	1,000,000	1,327,115

TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,038,800)		1,327,115

OTHER GOVERNMENT — 0.37%
[b,d] Republic of Iceland, 5.875%, 5/11/2022	1,000,000	1,090,000
[b,d] Republic of Iceland, 4.875%, 6/16/2016	1,000,000	1,041,380

TOTAL OTHER GOVERNMENT (Cost $1,987,025)		2,131,380

MORTGAGE BACKED — 0.00%
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	7,532	8,448

TOTAL MORTGAGE BACKED (Cost $7,559)		8,448

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Shares/ Principal Amount	Value
FOREIGN BONDS — 6.58%
BANKS — 0.34%
COMMERCIAL BANKS — 0.34%
NRW Bank (NOK), 3.50%, 5/21/2013	$5,000,000	$883,138
Royal Bank of Scotland Group plc (CAD), 5.875%, 5/12/2016	1,000,000	1,068,040

		1,951,178

CONSUMER SERVICES — 0.63%
HOTELS, RESTAURANTS & LEISURE — 0.63%
[b] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	7,000,000	3,677,395

		3,677,395

DIVERSIFIED FINANCIALS — 1.25%
CAPITAL MARKETS — 0.36%
Morgan Stanley (AUD), 3.927%, 3/1/2013	1,000,000	1,034,138
Morgan Stanley (BRL), 10.09%, 5/3/2017	2,000,000	1,062,523
CONSUMER FINANCE — 0.89%
[b] Cash Store Financial (CAD), 11.50%, 1/31/2017	1,750,000	1,798,062
[b] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	2,000,000	3,366,857

		7,261,580

FOOD & STAPLES RETAILING — 0.24%
FOOD & STAPLES RETAILING — 0.24%
Wesfarmers Ltd. (AUD), 6.16%, 9/11/2014	1,300,000	1,375,633

		1,375,633

FOOD, BEVERAGE & TOBACCO — 0.38%
BEVERAGES — 0.38%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	1,119,744
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	2,000,000	1,112,344

		2,232,088

INSURANCE — 0.31%
INSURANCE — 0.31%
ELM BV (AUD), 7.635%, 12/31/2049	1,000,000	962,376
ELM BV (AUD), 4.568%, 12/31/2049	1,000,000	816,760

		1,779,136

MATERIALS — 0.33%
CONSTRUCTION MATERIALS — 0.33%
CEMEX Finance LLC (EUR), 9.625%, 12/14/2017	1,500,000	1,935,285

		1,935,285

MEDIA — 0.42%
MEDIA — 0.42%
[b] Corus Entertainment (CAD), 7.25%, 2/10/2017	1,000,000	1,074,153
CET 21 SPOL S.R.O. (EUR), 9.00%, 11/1/2017	1,000,000	1,387,854

		2,462,007

MISCELLANEOUS — 1.52%
MISCELLANEOUS — 1.52%
BK Nederlandse Gemeenten N.V. (NOK), 4.00%, 5/15/2015	5,000,000	911,309
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	6,120,000	3,790,189

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Shares/ Principal Amount	Value
International Bank for Reconstruction and Development (BRL), 9.00%, 4/28/2014	$1,000,000	$520,459
[c] International Finance Corp. (KRW), 1.75%, 8/23/2013	1,450,000,000	1,300,196
Kommunalbanken AS (NOK), 4.00%, 1/26/2015	5,000,000	912,845
New South Wales Treasury Corp. (AUD), 4.076%, 11/20/2020	1,000,000	1,352,639

		8,787,637

SOFTWARE & SERVICES — 0.50%
INTERNET SOFTWARE & SERVICES — 0.50%
EAccess Ltd. (EUR), 8.375%, 4/1/2018	2,500,000	2,883,330

		2,883,330

TRANSPORTATION — 0.66%
AIR FREIGHT & LOGISTICS — 0.27%
[b] Livingston International (CAD), 10.125%, 11/9/2015	1,500,000	1,561,337
AIRLINES — 0.39%
[c] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	1,899,874	2,246,118

		3,807,455

TOTAL FOREIGN BONDS (Cost $36,044,244)		38,152,724

OTHER SECURITIES — 3.06%
LOAN PARTICIPATIONS — 3.06%
Affinion Group, Inc., 5.00%, 7/16/2015	500,000	456,690
Baker & Taylor Acquisitions, 12.00%, 9/19/2016	5,000,000	4,850,000
Harland Clarke Holdings Corp., 1.00%, 6/30/2017	3,000,000	2,685,000
Insight Global, Inc., 6.50%, 8/16/2017	4,653,691	4,642,057
Lonestar Intermediate Super Holdings, 11.00%, 8/7/2019	2,000,000	2,123,340
[b,c] Private Restaurants Properties, Inc., 9.00%, 3/1/2017	2,988,686	2,988,686

TOTAL OTHER SECURITIES (Cost $17,444,562)		17,745,773

SHORT TERM INVESTMENTS — 9.64%
Bank of New York Tri-Party Repurchase Agreement 0.28% dated 9/28/2012, due 10/01/2012,repurchase price $16,000,373 collateralized by 1 corporate debt security having a coupon of 6.45%, a minimum credit rating of AA-, maturity date of 9/15/2037, and having an aggregate market value of $17,250,664 at 9/28/2012	16,000,000	16,000,000
Consolidated Edison Co., 0.30%, 10/1/2012	8,379,000	8,379,000
Darden Restaurants, Inc., 0.32%, 10/1/2012	19,503,000	19,503,000
Oneok, Inc., 0.36%, 10/1/2012	12,000,000	12,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $55,882,000)		55,882,000

TOTAL INVESTMENTS — 98.91% (Cost $549,390,976)		$573,350,731

OTHER ASSETS LESS LIABILITIES — 1.09%		6,312,776

NET ASSETS — 100.00%		$579,663,507

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

Footnote Legend

a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2012, the aggregate value of these securities in the Fund’s portfolio was $222,674,930, representing 38.41% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
d	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Bond in default.
f	When-issued security.
g	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
GBP	Great Britain Pound
KRW	Denominated in Korean Won
Mtg	Mortgage
NOK	Denominated in Norwegian Krone
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

Certified Annual Report    23

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	September 30, 2012

ASSETS
Investments at value (cost $549,390,976) (Note 2)	$573,350,731
Cash	205,857
Cash denominated in foreign currency (cost $135,502)	135,469
Receivable for investments sold	2,208,789
Receivable for fund shares sold	6,305,746
Dividends receivable	468,764
Dividend and interest reclaim receivable	18,920
Interest receivable	7,742,319
Prepaid expenses and other assets	31,695

Total Assets	590,468,290

LIABILITIES
Payable for investments purchased	8,767,027
Payable for fund shares redeemed	664,672
Unrealized depreciation on forward currency contracts (Note 7)	172,941
Payable to investment advisor and other affiliates (Note 3)	497,455
Accounts payable and accrued expenses	122,545
Dividends payable	580,143

Total Liabilities	10,804,783

NET ASSETS	$579,663,507

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(327,976)
Net unrealized appreciation on investments	23,798,974
Accumulated net realized gain (loss)	5,670,696
Net capital paid in on shares of beneficial interest	550,521,813

$579,663,507

24    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($199,769,709 applicable to 16,268,125 shares of beneficial interest outstanding - Note 4)	$12.28
Maximum sales charge, 4.50% of offering price	0.58

Maximum offering price per share	$12.86

Class C Shares:
Net asset value and offering price per share* ($188,782,416 applicable to 15,395,544 shares of beneficial interest outstanding - Note 4)	$12.26

Class I Shares:
Net asset value, offering and redemption price per share ($191,090,024 applicable to 15,593,383 shares of beneficial interest outstanding - Note 4)	$12.25

Class R3 Shares:
Net asset value, offering and redemption price per share ($10,673 applicable to 869 shares of beneficial interest outstanding - Note 4)	$12.28

Class R5 Shares:
Net asset value, offering and redemption price per share ($10,685 applicable to 872 shares of beneficial interest outstanding - Note 4)	$12.25

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    25

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $22,468)	$3,165,957
Interest income (net of premium amortized of $773,755)	28,804,809

Total Income	31,970,766

EXPENSES:
Investment advisory fees (Note 3)	3,314,203
Administration fees (Note 3)
Class A Shares	191,485
Class C Shares	179,258
Class I Shares	73,066
Class R3 Shares	5
Class R5 Shares	2
Distribution and service fees (Note 3)
Class A Shares	385,407
Class C Shares	1,434,066
Class R3 Shares	21
Transfer agent fees
Class A Shares	140,671
Class C Shares	131,809
Class I Shares	99,480
Class R3 Shares	546
Class R5 Shares	546
Registration and filing fees
Class A Shares	35,456
Class C Shares	34,716
Class I Shares	54,968
Class R3 Shares	15,322
Class R5 Shares	15,322
Custodian fees (Note 3)	119,524
Professional fees	69,861
Accounting fees	10,689
Trustee fees	12,646
Other expenses	77,256

Total Expenses	6,396,325
Less:
Expenses reimbursed by investment advisor (Note 3)	(508,701)

Net Expenses	5,887,624

Net Investment Income	$26,083,142

26    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Year Ended September 30, 2012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$4,989,172
Forward currency contracts (Note 7)	604,317
Foreign currency transactions	(71,794)

5,521,695

Net change in unrealized appreciation (depreciation) on:
Investments	22,294,669
Forward currency contracts (Note 7)	(370,801)
Foreign currency translations	64,648

21,988,516

Net Realized and Unrealized Gain	27,510,211

Net Increase in Net Assets Resulting from Operations	$53,593,353

See notes to financial statements.

Certified Annual Report    27

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$26,083,142	$16,437,230
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	5,521,695	8,440,179
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	21,988,516	(15,811,464)

Net Increase (Decrease) in Net Assets Resulting from Operations	53,593,353	9,065,945

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(9,390,218)	(6,071,158)
Class C Shares	(8,025,509)	(5,413,401)
Class I Shares	(9,337,938)	(5,124,836)
Class R3 Shares	(255)	—
Class R5 Shares	(267)	—
From realized gains
Class A Shares	(2,920,791)	(1,920,858)
Class C Shares	(2,624,522)	(1,933,399)
Class I Shares	(2,482,957)	(1,595,561)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	77,622,309	36,566,623
Class C Shares	75,908,284	29,275,505
Class I Shares	85,319,439	30,458,308
Class R3 Shares	10,455	—
Class R5 Shares	10,467	—

Net Increase in Net Assets	257,681,850	83,307,168

NET ASSETS:
Beginning of Year	321,981,657	238,674,489

End of Year	$579,663,507	$321,981,657

Undistributed net investment income	$—	$396,704

See notes to financial statements.

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (Class I) and Retirement Classes (Class R3 and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investments traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment's primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

30    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$18,470,475	$18,470,475	$—	$—
Preferred Stock(a)	26,782,954	19,908,978	6,873,976	—
Asset Backed Securities	66,269,737	—	60,233,553	6,036,184
Corporate Bonds(b)	296,719,400	—	289,099,565	7,619,835
Convertible Bonds	34,639,925	—	34,639,925	—
Warrants	62,000	62,000	—	—
Municipal Bonds	13,066,941	—	12,407,489	659,452
U.S. Treasury Securities	2,091,859	2,091,859	—	—
U.S. Government Agencies	1,327,115	—	1,327,115	—
Other Government	2,131,380	—	2,131,380	—
Mortgage Backed	8,448	—	8,448	—
Foreign Bonds	38,152,724	—	34,606,410	3,546,314
Other Securities	17,745,773	—	14,757,087	2,988,686
Short Term Investments	55,882,000	—	55,882,000	—

Total Investments in Securities	$573,350,731	$40,533,312	$511,966,948	$20,850,471
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(172,941)	$—	$(172,941)	$—
Spot Currency	$(26)	$(26)	$—	$—

(a)	At September 30, 2012, industry classifications for Preferred Stock in Level 2 consist of $3,168,038 in Banks, $527,813 in Food, Beverages, & Tobacco, $1,168,750 in Miscellaneous, and $2,009,375 in Utilities.
(b)	In accordance with the guidance prescribed in Accounting Standards Update, (“ASU”) No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, unadjusted broker quotes were applied to portfolio investments characterized as Level 3 at September 30, 2012. Certain portfolio investments, representing $320,000 market value in the Corporate Bond asset category and characterized as Level 3, were fair valued by the Committee using adjusted broker quotes.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Certified Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2012, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the year.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2012, is as follows:

	Asset Backed Securities	Corporate Bonds	Foreign Bonds	Municipal Bonds	Other Securities	Total
Beginning Balance 9/30/2011	$4,006,400	$4,029,779	$2,978,038	$—	$1,525,065	$12,539,282
Accrued Discounts (Premiums)	8,519	61,294	32,691	19,633	17,938	140,075
Net Realized Gain (Loss) (a)	21,153	78,088	(787,724)	15,681	31,148	(641,654)
Gross Purchases	2,999,388	7,250,685	899,997	—	3,000,000	14,150,070
Gross Sales	(139,783)	(2,218,686)	(1,150,752)	(110,000)	(1,561,441)	(5,180,662)
Change in Unrealized Appreciation (Depreciation) (b)	30,386	(1,551,325)	883,996	(29,325)	(24,024)	(690,292)
Transfers into Level 3 (c)	1,116,521	1,990,000	1,233,655	763,463	—	5,103,639
Transfers out of Level 3 (c)	(2,006,400)	(2,020,000)	(543,587)	—	—	(4,569,987)

Ending Balance 9/30/2012 (d)	$6,036,184	$7,619,835	$3,546,314	$659,452	$2,988,686	$20,850,471

(a)	Total amount of net realized gain (loss) from investments recognized in the net increase in assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2012.
(b)	Total amount of net change in unrealized appreciation (depreciation) on investments recognized in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2012.
(c)	Transfers into or out of Level 3 were into or out of Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2012. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 3.60% of total Net Assets at the year ended September 30, 2012. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

32    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains on investments of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

Certified Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $85,219 for Class A shares, $375,199 for Class C shares, $16,542 for Class I shares, $15,877 for Class R3 shares, and $15,864 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned commissions aggregating $144,935 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $20,829 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	9,664,667	$115,185,244	5,977,653	$73,696,140
Shares issued to shareholders in reinvestment of dividends	857,823	10,157,758	468,268	5,700,033
Shares repurchased	(4,013,545)	(47,720,693)	(3,475,444)	(42,829,550)

Net increase (decrease)	6,508,945	$77,622,309	2,970,477	$36,566,623

34    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	7,704,463	$91,665,165	3,644,725	$44,913,099
Shares issued to shareholders in reinvestment of dividends	665,888	7,877,901	408,684	4,971,988
Shares repurchased	(1,984,533)	(23,634,782)	(1,678,284)	(20,609,582)

Net increase (decrease)	6,385,818	$75,908,284	2,375,125	$29,275,505

Class I Shares
Shares sold	9,577,774	$113,908,972	5,860,149	$71,847,585
Shares issued to shareholders in reinvestment of dividends	717,845	8,490,090	430,504	5,242,513
Shares repurchased	(3,120,429)	(37,079,623)	(3,782,241)	(46,631,790)

Net increase (decrease)	7,175,190	$85,319,439	2,508,412	$30,458,308

Class R3 Shares*
Shares sold	848	$10,200	—	$—
Shares issued to shareholders in reinvestment of dividends	21	255	—	—
Shares repurchased	—	—	—	—

Net increase (decrease)	869	$10,455	—	$—

Class R5 Shares*
Shares sold	850	$10,200	—	$—
Shares issued to shareholders in reinvestment of dividends	22	267	—	—
Shares repurchased	—	—	—	—

Net increase (decrease)	872	$10,467	—	$—

*	Inception date for these classes of shares was May 1, 2012.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $338,822,876 and $143,012,195, respectively.

Certified Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$549,149,950

Gross unrealized appreciation on a tax basis	$35,990,569
Gross unrealized depreciation on a tax basis	(11,789,788)

Net unrealized appreciation (depreciation) on investments (tax basis)	$24,200,781

In order to account for permanent book/tax differences, the Fund increased distribution in excess of net investment income by $31,553 and increased accumulated net realized gain by $31,553. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from paydown losses, reclass of REIT income, and foreign currency gains (losses).

At September 30, 2012, the Fund had distributable tax basis net ordinary income of $3,209,938 and distributable tax basis capital gains of $2,298,957.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Ordinary income	$28,759,881	$16,609,395
Capital gains	6,022,576	5,449,818

Total	$34,782,457	$22,059,213

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2012 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss)

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012

on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts are indicative of the activity for the year ended September 30, 2012. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the year ended September 30, 2012.

The following table displays the outstanding forward currency contracts at September 30, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	3,530,900	02/21/2013	4,544,478	$—	$(172,941)

Total					$—	$(172,941)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2012

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(172,941)

The net realized gains (losses) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2012 are disclosed in the following tables:

Amount of Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized

in Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$604,317	$604,317

Amount of Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$(370,801)	$(370,801)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, smaller companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    37

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
2011(b)	$12.35	0.79	(0.21)	0.58	(0.79)	(0.28)	(1.07)	$11.86	6.47		1.20		1.20		1.32		4.78	48.09	$115,704
2010(b)	$11.63	0.81	0.77	1.58	(0.81)	(0.05)	(0.86)	$12.35	6.86		1.25		1.25		1.35		14.07	38.87	$83,822
2009(b)	$10.57	0.78	1.06	1.84	(0.78)	—	(0.78)	$11.63	7.66		1.25		1.25		1.49		18.67	47.88	$57,853
2008(b)(c)	$11.94	0.59	(1.41)	(0.82)	(0.55)	—	(0.55)	$10.57	6.51	(d)	1.27	(d)	1.25	(d)	1.79	(d)	(7.18)	36.22	$18,538
Class C Shares
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
2011	$12.34	0.72	(0.22)	0.50	(0.72)	(0.28)	(1.00)	$11.84	5.86		1.80		1.80		2.07		4.11	48.09	$106,684
2010	$11.62	0.75	0.77	1.52	(0.75)	(0.05)	(0.80)	$12.34	6.31		1.80		1.80		2.12		13.48	38.87	$81,841
2009	$10.57	0.73	1.04	1.77	(0.72)	—	(0.72)	$11.62	7.13		1.79		1.79		2.29		17.95	47.88	$51,789
2008(c)	$11.94	0.55	(1.42)	(0.87)	(0.50)	—	(0.50)	$10.57	5.96	(d)	1.82	(d)	1.80	(d)	2.65	(d)	(7.57)	36.22	$13,829
Class I Shares
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
2011	$12.35	0.83	(0.20)	0.63	(0.87)	(0.28)	(1.15)	$11.83	6.71		0.97		0.97		0.98		5.16	48.09	$99,594
2010	$11.64	0.85	0.75	1.60	(0.84)	(0.05)	(0.89)	$12.35	7.13		0.98		0.98		1.00		14.27	38.87	$73,011
2009	$10.58	0.81	1.05	1.86	(0.80)	—	(0.80)	$11.64	7.94		0.99		0.99		1.12		18.95	47.88	$44,319
2008(c)	$11.94	0.63	(1.42)	(0.79)	(0.57)	—	(0.57)	$10.58	6.81	(d)	1.01	(d)	0.99	(d)	1.44	(d)	(6.90)	36.22	$15,145
Class R3 Shares
2012(e)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(d)	1.22	(d)	1.22	(d)	373.07	(d)(f)	4.63	34.54	$11
Class R5 Shares
2012(e)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(d)	0.97	(d)	0.97	(d)	372.35	(d)(f)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 19, 2007.
(d)	Annualized.
(e)	Effective date of this class of shares was May 1, 2012.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

38 Certified Annual Report	Certified Annual Report 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Strategic Income Fund

To the Trustees and Shareholders of Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

40    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,054.10	$6.42
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class C Shares
Actual	$1,000.00	$1,051.50	$9.17
Hypothetical*	$1,000.00	$1,016.06	$9.02
Class I Shares
Actual	$1,000.00	$1,055.70	$4.99
Hypothetical*	$1,000.00	$1,020.15	$4.90
Class R3 Shares
Actual	$1,000.00	$1,055.38	$6.29
Hypothetical*	$1,000.00	$1,018.88	$6.18
Class R5 Shares
Actual	$1,000.00	$1,056.81	$4.99
Hypothetical*	$1,000.00	$1,020.15	$4.90

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.79%; I: 0.97% R3: 1.22% R5: 0.97%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    41

INDEX COMPARISON

Thornburg Strategic Income Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Strategic Income Fund versus Barclays U.S. Universal Index & Blended Index

(December 19, 2007 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/19/07)	7.65%	8.77%	7.57%
C Shares (Incep: 12/19/07)	11.15%	9.84%	7.99%
I Shares (Incep: 12/19/07)	13.06%	10.76%	8.92%
R3 Shares (Incep: 5/1/12)*	—	—	4.63%
R5 Shares (Incep: 5/1/12)*	—	—	4.75%
Barclays U.S. Universal Index (Since 12/19/07)	6.45%	6.70%	6.44%
Blended Index (Since 12/19/07)	8.51%	6.72%	5.10%

*	Not annualized for periods less than one year.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, and R5 shares.

42    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Strategic Income Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    43

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012 (Unaudited)

Name, Age,
Position Held with Fund		Other Directorships
Year Elected	Principal Occupation(s) During Past Five Years	Held by Trustee

James W. Weyhrauch, 53	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of	None
Trustee since 1996,	Nambe LLC, Santa Fe, NM (manufacturing & design company).
Member of Audit Committee &
Operations Risk Oversight
Committee

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 66	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel	Not Applicable
Emeritus Trustee since 2012	and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm),
Washington, D.C. and Beijing, China.(7)

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49	Portfolio Manager, Vice President, and Managing Director of Thornburg	Not applicable
Vice President since 1996,	Investment Management, Inc.
Treasurer since 2007(6)

William V. Fries, 73	Portfolio Manager, Vice President, and Managing Director of Thornburg	Not applicable
Vice President since 1995	Investment Management, Inc.

Leigh Moiola, 45	Vice President, Managing Director, and Director of Marketing of Thornburg	Not applicable
Vice President since 2001	Investment Management, Inc.

Wendy Trevisani, 41	Portfolio Manager and Managing Director of Thornburg Investment	Not applicable
Vice President since 1999	Management, Inc.

Joshua Gonze, 49	Portfolio Manager and Managing Director of Thornburg Investment	Not applicable
Vice President since 1999	Management, Inc.

Christopher Ihlefeld, 42	Portfolio Manager and Managing Director of Thornburg Investment	Not applicable
Vice President since 2003	Management, Inc.

Leon Sandersfeld, 46	Managing Director and Fund Accounting Director of Thornburg Investment	Not applicable
Vice President since 2003	Management, Inc.

Sasha Wilcoxon, 38	Managing Director, Director of Operations, and Vice President of Thornburg	Not applicable
Vice President since 2003	Investment Management, Inc.
Secretary since 2007(6)

Edward Maran, 54	Portfolio Manager and Managing Director of Thornburg Investment	Not applicable
Vice President since 2004	Management, Inc.

Vinson Walden, 42	Portfolio Manager and Managing Director of Thornburg Investment	Not applicable
Vice President since 2004	Management, Inc.

Thomas Garcia, 41	Vice President since 2011, Managing Director, Head Equity Trader,	Not applicable
Vice President since 2006	and Associate Portfolio Manager of Thornburg Investment Management, Inc.

44    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012 (Unaudited)

Name, Age,
Position Held with Fund		Other Directorships
Year Elected	Principal Occupation(s) During Past Five Years	Held by Trustee

Lei Wang, 41	Portfolio Manager and Managing Director of Thornburg Investment	Not applicable
Vice President since 2006	Management, Inc.

Connor Browne, 33	Portfolio Manager and Managing Director of Thornburg Investment	Not applicable
Vice President since 2006	Management, Inc.

Jason Brady, 38	Vice President since 2011, Portfolio Manager and Managing Director	Not applicable
Vice President since 2007	of Thornburg Investment Management, Inc.

Lewis Kaufman, 36	Portfolio Manager and Managing Director and, until 2009, an Associate	Not applicable
Vice President since 2007	Portfolio Manager of Thornburg Investment Management, Inc.

Christopher Ryon, 56	Portfolio Manager and Managing Director since 2009, and Associate	Not applicable
Vice President since 2008	Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.;
Principal of Vanguard Funds until 2008.

Lon Erickson, 37	Portfolio Manager and Managing Director since 2010, and Associate	Not applicable
Vice President since 2008	Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.;
Senior Analyst of State Farm Insurance until 2008.

Kathleen Brady, 52	Senior Tax Accountant of Thornburg Investment Management,	Not applicable
Vice President since 2008	Inc.

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    45

OTHER INFORMATION

Thornburg Strategic Income Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at

1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, dividends paid by the Thornburg Strategic Income Fund of $6,022,576 are being reported as long-term capital gain dividends for federal income tax purposes.

For the tax year ended September 30, 2012, the Thornburg Strategic Income Fund is reporting 4.73% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

3.26% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2012 is being reported as qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees' evaluation of the Advisor's performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

46    Certified Annual Report

OTHER INFORMATION , CONTINUED

Thornburg Strategic Income Fund	September 30, 2012 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns since the Fund’s inception relative to a broad-based securities index, a blended benchmark comprised of two securities indices, and two categories of multi-sector fixed income mutual funds assembled by independent mutual fund analyst firms, and (iv) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) performance data for the four calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent calendar year exceeded the average return of the mutual fund category for which calendar year data was presented, and that the Fund’s returns exceeded the average return of the category in two of the three preceding calendar years. Other noted quantitative data showed that the Fund’s investment returns fell below the midpoint of performance for the first fund category for the three-month and one-year periods ended with the second quarter of the current year, fell in the top half for the year-to-date period and fell within the top quartile of performance for the three-year period, and that the Fund’s returns fell below the midpoint of performance for the second fund category for the three-month and one-year periods ended with the second quarter, fell in the top half for the year-to-date period and fell within the top quartile of performance for the three-year period.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee for the Fund was slightly higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the

Certified Annual Report    47

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2012 (Unaudited)

requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and observed that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor's receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor's expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund's prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
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Thornburg Investment Management®

Thornburg Value Fund

Informational Brochure and Annual Report – September 30, 2012

Includes All Share Classes

Many Reasons

One **Value Fund**

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TVAFX	885-215-731
Class B	TVBFX	885-215-590
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Alpha – A measure of the difference between a fund’s actual returns and its expected performance, given its level of risk as measured by beta.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings per Share (EPS) – The total earnings divided by the number of shares outstanding.

Forward P/E – Price to earnings ratio, using earnings estimates for the next four quarters.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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THORNBURG VALUE FUND

Portfolio Managers

Connor Browne, CFA and Edward Maran, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.28%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it typically invests in a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We strive to accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the last often including on-site visits. The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)
Without sales charge	13.71%	2.23%	-4.11%	6.31%	8.36%
With sales charge	8.58%	0.67%	-4.99%	5.82%	8.07%
S&P 500 Index
(Since 10/2/95)	30.20%	13.20%	1.05%	8.01%	7.43%

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The current posture is to maintain a portfolio of 35–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flow and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, New Mexico as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Stocks Contributing and Detracting

For the Year Ended September 30, 2012

Top Contributors	Top Detractors
Gilead Sciences, Inc.	Tokyo Steel Manufacturing Co. Ltd.
The Gap, Inc.	MEMC Electronic Materials, Inc.
Google, Inc. Cl A	Alpha Natural Resources, Inc.
PulteGroup, Inc.	Genworth Financial Inc. Cl A
Community Health Systems, Inc.	Staples, Inc.

Source: FactSet

Key Portfolio Attributes

As of September 30, 2012

Portfolio P/E Trailing 12-months*	13.3x

Portfolio Price to Cash Flow*	6.1x

Portfolio Price to Book Value*	1.5x

Median Market Cap*	$16.9 B

7-Year Beta (A Shares vs. S&P 500)*	1.14

Number of Companies	47

*	Source: FactSet

Market Capitalization Exposure

As of September 30, 2012

Basket Structure

As of September 30, 2012

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Thornburg Value Fund –

September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

October 15, 2012

Dear Fellow Shareholder:

For the Thornburg Value Fund, the fiscal year ending September 30, 2012 was disappointing. The Thornburg Value Fund did not keep pace with the S&P 500, rising 13.71%, for the Class A shares at net asset value (NAV), while the S&P 500 Index increased 30.20%. We can assure you, your portfolio managers and the investment team supporting the Thornburg Value Fund are working hard to improve results. A number of factors played into our underperformance. Our contrarian, bottom-up, long-term, fundamental investment style has not performed well in the past year’s macro-driven, risk-on/risk-off environment. We believe that searching for promising companies at a discount to our calculation of their long-term intrinsic value and purchasing them when they are out of favor is a winning strategy over the long term, though it has not worked well over the last two years. Additionally, we responded to what we viewed as significant opportunities to invest in deeply out of favor stocks by increasing the portfolio’s exposure to more volatile names that we believed provided a compelling risk/reward. In some of these cases, fundamentals held up as we expected, yet valuations declined meaningfully. In other cases, our fundamental theses were challenged and weak operating performance led to much lower stock prices than we would have predicted.

We have taken corrective actions in two ways: we have sold stocks whose fundamentals have deteriorated, and over the last few months, we have worked to bolster the consistent earner characteristics of the portfolio. We believe that the Thornburg Value Fund today has compelling individual investments that combine to create a portfolio that has better growth prospects than the S&P 500, but which trades at a similar valuation. We believe this portfolio has the potential to outperform in either a down or up market environment.

Over the past 12 months, a few specific investments had an outsized negative effect on the portfolio’s performance. In general, these stocks encountered unfavorable changes in the environment. Going forward, we will be more conservative in sizing positions in stocks with high volatility and will place greater emphasis on expected near-term performance.

Five leading detractors from portfolio performance were Tokyo Steel, Alpha Natural Resources, MEMC Electronic Materials, Genworth Financial, and Staples. These investments were mistakes and the explanations that follow are not meant to imply otherwise. We include these discussions because we believe you, our investors, have a right to understand what went wrong and that you deserve an explanation of the thought process behind the major detractors in the portfolio.

Tokyo Steel is, as the name implies, a Japanese steel company. The European sovereign debt crisis dampened global growth, and growth in China, in particular. As a result, steel prices in Asia collapsed. U.S. steel producers tend to have heavy debt loads. Tokyo Steel has more cash than debt and a brand new steel plant which, by our calculations, has significant cash flow generation potential. We believed Tokyo Steel was a lower risk investment because of its balance sheet and new plant, but those factors did not reduce share price volatility and, in fact, Tokyo Steel’s share price fell more than those of its U.S. counterparts.

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LETTER TO SHAREHOLDERS,

CONTINUED

Alpha Natural Resources is a producer of both thermal and metallurgical coal. During the past year, the price of natural gas fell to the point that demand for thermal coal fell sharply. Metallurgical coal is a key ingredient in the production of steel. The economic slowdown in China caused metallurgical coal prices to fall sharply, too. We did not anticipate the magnitude of the changes in the price of natural gas or in Chinese steel demand. We sold our position roughly four months after our initial investment due to fundamental deterioration, but during our holding period the shares declined over 60%.

MEMC Electronic Materials was a company with three main lines of business: silicon wafer manufacturing for use in semiconductors, solar material manufacturing, and solar project development and management. Our bottom-up analysis indicated the company was undervalued on a sum-of-the-parts analysis at the time of investment. As the year progressed, fundamentals deteriorated sharply in the solar material manufacturing segment. Based on our sum-of-the-parts analysis, we believed MEMC Technology shares were attractive even considering the deterioration in the solar materials business. When the company failed to manage cash properly in their solar project development business, we became concerned about whether the company would be an ongoing entity and we sold the shares, notwithstanding our sum-of-the-parts calculation.

Genworth Financial is an insurance company with exposure to mortgage insurance, disability insurance, and long-term care insurance. During our holding period, the shares declined 25% while financial stocks in general were rising. Our perspective at the time of purchase was that Genworth was trading below book value, that pricing in each of its business lines was favorable, and that the company’s financial strength would prove adequate. Low long-term interest rates, sustained high unemployment, and investor fears regarding home prices caused investors to price in significant risk that Genworth may not be adequately capitalized.

Staples is the market leader in office supply superstores and delivery. Our investment thesis was that the company was a market-share gainer that was highly profitable and that when unemployment declined, Staples might experience a cyclical upturn that was not priced into the stock. During our holding period, unemployment did not decline significantly and, if anything, consumer and business confidence continued to deteriorate. When company results did not meet our expectations, we sold the stock. Staples declined 8% during our holding period, which does not seem so bad, but we had an over 3.0% weight in the position while consumer discretionary stocks were up over 36%, so the relative performance was significant.

Though overall results were disappointing, a few things did work in our favor during the year. Our low exposure to utilities and consumer staples benefitted performance. Additionally, a few of our investments showed strong fundamental development over the period and were rewarded with significant stock price appreciation. Our leading contributors included Gilead Sciences, The Gap, Google, Pulte Group, and Community Health Systems. We will highlight only two here, but there is more information about each of our holdings on our website at www.thornburg.com/funds.

8    Certified Annual Report

Gilead is the leader in HIV treatment and seems well positioned in the nascent market for all oral treatment of Hepatitis C infections. Gilead has recently launched a new combination pill for HIV (named Stribild) that we expect will increase both their share of patients on treatment and their profit opportunity per patient. Gilead owns all four components of Stribild, while they must share a portion of the revenues of most current treatment regimens with other drug companies. Within Hepatitis C, Gilead’s 7977 looks to be a leading part of a new Hepatitis C cure. There are tens of millions of potential patients who could benefit greatly if Gilead’s Hepatitis C treatment is as efficacious, safe, and side effect free as it currently appears to be.

We purchased Pulte Group during 2011 when few believed that a housing turnaround was possible within the next few years. Pulte was priced as though there would never be a housing recovery. We are now seeing the early signs of a bottoming of home prices and of increasing new builds. As a result, Pulte stock more than doubled during the fiscal year. We sold Pulte at our price target as much improved expectations are priced into the stock and we have found better opportunities elsewhere.

We continue to execute on the philosophy and approach that has worked over the long term in this and other strategies at Thornburg. We have learned from our disappointing recent performance and have taken corrective actions that we believe will be constructive. It is hard to own stocks in this market, but we are finding unusually compelling opportunities to invest in businesses with promising prospects that seem under-appreciated by the market. Accordingly, we believe this is a good time to be invested in equities in general, and in the Thornburg Value Fund, in particular.

We very much appreciate your continued investment in the Thornburg Value Fund.

Thank you for your continued trust.

Sincerely,

Connor Browne, CFA	Edward E. Maran, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2012

Top Ten Equity Holdings

As of 9/30/12

Gilead Sciences, Inc.	4.5%	Metlife, Inc.	3.1%
Google, Inc.	4.5%	Inpex Corp.	3.0%
Apple, Inc.	4.4%	Community Health Systems, Inc.	2.9%
Thermo Fisher Scientific, Inc.	4.1%	The Gap, Inc.	2.9%
JPMorgan Chase & Co.	3.2%	ConocoPhillips	2.7%

Summary of Industry Exposure

As of 9/30/12

Energy	13.7%	Commercial & Professional Services	4.4%
Software & Services	11.9%	Consumer Services	3.9%
Pharmaceuticals, Biotechnology & Life Sciences	11.5%	Semiconductors & Semiconductor Equipment	2.1%
Technology Hardware & Equipment	7.6%	Banks	1.9%
Diversified Financials	7.4%	Automobiles & Components	1.8%
Telecommunication Services	7.1%	Materials	1.6%
Retailing	6.9%	Consumer Durables & Apparel	0.5%
Insurance	6.9%	Other Assets & Liabilities	4.5%
Health Care Equipment & Services	6.3%

	Shares/ Principal Amount	Value
COMMON STOCK — 94.68%

AUTOMOBILES & COMPONENTS — 1.82%
AUTO COMPONENTS — 1.31%
[a] Delphi Automotive plc.	877,150	$27,191,650
AUTOMOBILES — 0.51%
[a] Tesla Motors, Inc.	362,200	10,605,216

		37,796,866

BANKS — 1.90%
COMMERCIAL BANKS — 1.90%
Sterling Financial Corp.	1,768,129	39,376,233

		39,376,233

COMMERCIAL & PROFESSIONAL SERVICES — 4.43%
COMMERCIAL SERVICES & SUPPLIES — 2.05%
[a] ADT Corp.	1,180,000	42,480,000
PROFESSIONAL SERVICES — 2.38%
[a] Nielsen Holdings NV	1,648,033	49,408,029

		91,888,029

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

	Shares/ Principal Amount	Value
CONSUMER DURABLES & APPAREL — 0.50%
HOUSEHOLD DURABLES — 0.50%
Harman International Industries, Inc.	227,169	$10,486,121

		10,486,121

CONSUMER SERVICES — 3.88%
HOTELS, RESTAURANTS & LEISURE — 3.88%
[a] Life Time Fitness, Inc.	835,936	38,235,713
Yum! Brands, Inc.	639,200	42,404,528

		80,640,241

DIVERSIFIED FINANCIALS — 7.41%
CAPITAL MARKETS — 2.46%
Charles Schwab Corp.	3,996,100	51,110,119
DIVERSIFIED FINANCIAL SERVICES — 4.95%
Citigroup, Inc.	1,118,500	36,597,320
JPMorgan Chase & Co.	1,631,140	66,028,547

		153,735,986

ENERGY — 13.68%
ENERGY EQUIPMENT & SERVICES — 1.45%
Halliburton Co.	894,900	30,149,181
OIL, GAS & CONSUMABLE FUELS — 12.23%
Anadarko Petroleum Corp.	446,500	31,219,280
[a] Bankers Petroleum Ltd.	7,756,120	23,273,882
ConocoPhillips	990,400	56,631,072
Exxon Mobil Corp.	303,400	27,745,930
Inpex Corp.	10,592	63,180,113
Total SA	1,044,200	51,795,369

		283,994,827

HEALTH CARE EQUIPMENT & SERVICES — 6.25%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.31%
[a] Alere, Inc.	723,107	14,093,355
St. Jude Medical, Inc.	1,296,422	54,618,259
HEALTH CARE PROVIDERS & SERVICES — 2.94%
[a] Community Health Systems, Inc.	2,091,239	60,938,705

		129,650,319

INSURANCE — 6.93%
INSURANCE — 6.93%
Hartford Financial Services Group, Inc.	2,624,040	51,011,338
Metlife, Inc.	1,859,840	64,090,086
[a,b,c] NMI Holdings, Inc.	2,944,500	28,708,875

		143,810,299

MATERIALS — 1.63%
CHEMICALS — 0.30%
LyondellBasell Industries NV	120,700	6,235,362
METALS & MINING — 1.33%
[c] Tokyo Steel Mfg.	8,202,308	27,642,324

		33,877,686

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.52%
BIOTECHNOLOGY — 5.71%
[a] Gilead Sciences, Inc.	1,398,105	$92,736,305
[a] Illumina, Inc.	533,313	25,705,687
LIFE SCIENCES TOOLS & SERVICES — 4.10%
Thermo Fisher Scientific, Inc.	1,447,000	85,127,010
PHARMACEUTICALS — 1.71%
[a] Valeant Pharmaceuticals International, Inc.	642,617	35,517,441

		239,086,443

RETAILING — 6.94%
INTERNET & CATALOG RETAIL — 1.07%
[a] Amazon.com, Inc.	87,200	22,176,704
SPECIALTY RETAIL — 5.87%
[a] AutoZone, Inc.	102,249	37,798,388
[c] OfficeMax, Inc.	3,035,162	23,704,615
The Gap, Inc.	1,685,000	60,289,300

		143,969,007

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.11%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.11%
Intel Corp.	1,387,700	31,473,036
[a] MEMC Electronic Materials, Inc.	4,519,013	12,427,286

		43,900,322

SOFTWARE & SERVICES — 11.85%
INFORMATION TECHNOLOGY SERVICES — 5.22%
Accenture plc	748,200	52,396,446
[a] Amdocs Ltd.	1,699,248	56,058,191
INTERNET SOFTWARE & SERVICES — 4.46%
[a] Google, Inc.	122,624	92,519,808
SOFTWARE — 2.17%
Microsoft Corp.	1,513,800	45,080,964

		246,055,409

TECHNOLOGY HARDWARE & EQUIPMENT — 7.58%
COMMUNICATIONS EQUIPMENT — 1.01%
[a] Juniper Networks, Inc.	1,225,871	20,974,653
COMPUTERS & PERIPHERALS — 6.57%
Apple, Inc.	136,400	91,014,264
[a] EMC Corp.	928,300	25,314,741
[a] NetApp, Inc.	612,200	20,129,136

		157,432,794

TELECOMMUNICATION SERVICES — 6.25%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.96%
[a] Level 3 Communications, Inc.	1,766,079	40,566,835
WIRELESS TELECOMMUNICATION SERVICES — 4.29%
KDDI Corp.	598,600	46,482,778
SoftBank Corp.	1,053,209	42,646,597

		129,696,210

TOTAL COMMON STOCK (Cost $1,703,996,274)		1,965,396,792

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 0.83%
TELECOMMUNICATION SERVICES — 0.83%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.83%
Level 3 Communications, Inc., 6.50%, 10/1/2016	$12,049,000	$17,320,438

		17,320,438

TOTAL CONVERTIBLE BONDS (Cost $12,049,000)		17,320,438

SHORT TERM INVESTMENTS — 5.76%
Darden Restaurants, Inc., 0.32%, 10/1/2012	39,764,000	39,764,000
DCP Midstream LLC, 0.36%, 10/1/2012	20,000,000	20,000,000
Kroger Co., 0.40%, 10/2/2012	18,964,000	18,963,789
McCormick & Co., Inc., 0.22%, 10/1/2012	6,468,000	6,468,000
NYSE Euronext, Inc., 0.37%, 10/1/2012	23,864,000	23,864,000
Tyco Electronics Group SA, 0.36%, 10/1/2012	10,416,000	10,416,000

TOTAL SHORT TERM INVESTMENTS (Cost $119,475,789)		119,475,789

TOTAL INVESTMENTS — 101.27% (Cost $1,835,521,063)		$2,102,193,019
LIABILITIES NET OF OTHER ASSETS — (1.27)%		(26,283,462)

NET ASSETS — 100.00%		$2,075,909,557

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.
c	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2011	Gross Additions	Gross Reductions	Shares/Principal September 30, 2012	Market Value September 30, 2012	Investment Income
NMI Holdings, Inc.	—	3,500,000	555,500	2,944,500	$28,708,875	$—
Office Depot*	14,539,100	—	14,539,100	—	—	—
OfficeMax, Inc.*	4,617,314	—	1,582,152	3,035,162	—	—
Tokyo Steel Mfg.	10,800,400	428,700	3,026,792	8,202,308	27,642,324	451,127

Total non-controlled affiliated issuers – 2.72% of net assets					$56,351,199	$451,127

*	Issuers not affiliated at September 30, 2012.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2012

ASSETS
Investments at value
Non-affiliated issuers (cost $1,713,984,476) (Note 2)	$2,045,841,820
Non-controlled affiliated issuers (cost $121,536,587) (Note 2)	56,351,199
Cash	358,284
Receivable for investments sold	36,184,059
Receivable for fund shares sold	8,073,887
Unrealized appreciation on forward currency contracts (Note 7)	521,363
Dividends receivable	2,640,648
Dividend and interest reclaim receivable	713,230
Interest receivable	391,593
Prepaid expenses and other assets	64,561

Total Assets	2,151,140,644

LIABILITIES
Payable for investments purchased	54,182,103
Payable for fund shares redeemed	15,083,712
Unrealized depreciation on forward currency contracts (Note 7)	3,257,024
Payable to investment advisor and other affiliates (Note 3)	1,746,118
Accounts payable and accrued expenses	962,130

Total Liabilities	75,231,087

NET ASSETS	$2,075,909,557

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,667,150)
Net unrealized appreciation on investments	263,923,468
Accumulated net realized gain (loss)	(1,084,665,467)
Net capital paid in on shares of beneficial interest	2,901,318,706

$2,075,909,557

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2012

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 470,119,780 applicable to 14,920,343 shares of beneficial interest outstanding - Note 4)	$31.51
Maximum sales charge, 4.50% of offering price	1.48

Maximum offering price per share	$32.99

Class B Shares:
Net asset value per share* ($ 9,344,023 applicable to 319,400 shares of beneficial interest outstanding - Note 4)	$29.25

Class C Shares:
Net asset value and offering price per share* ($ 185,285,634 applicable to 6,228,593 shares of beneficial interest outstanding - Note 4)	$29.75

Class I Shares:
Net asset value, offering and redemption price per share ($ 1,104,163,331 applicable to 34,248,881 shares of beneficial interest outstanding - Note 4)	$32.24

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 131,012,641 applicable to 4,188,721 shares of beneficial interest outstanding - Note 4)	$31.28

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 45,989,199 applicable to 1,460,186 shares of beneficial interest outstanding - Note 4)	$31.50

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 129,994,949 applicable to 4,038,650 shares of beneficial interest outstanding - Note 4)	$32.19

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2012

INVESTMENT INCOME:

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $580,272)	$28,142,361
Non-controlled affiliated issuers (net of foreign taxes withheld of $33,956)	451,127
Interest income	1,036,329

Total Income	29,629,817

EXPENSES:
Investment advisory fees (Note 3)	22,518,297
Administration fees (Note 3)
Class A Shares	820,991
Class B Shares	14,505
Class C Shares	298,524
Class I Shares	817,438
Class R3 Shares	201,584
Class R4 Shares	64,163
Class R5 Shares	105,491
Distribution and service fees (Note 3)
Class A Shares	1,641,359
Class B Shares	115,910
Class C Shares	2,384,580
Class R3 Shares	805,073
Class R4 Shares	127,920
Transfer agent fees
Class A Shares	989,101
Class B Shares	31,386
Class C Shares	395,655
Class I Shares	1,295,135
Class R3 Shares	375,837
Class R4 Shares	150,674
Class R5 Shares	663,835
Registration and filing fees
Class A Shares	27,224
Class B Shares	19,347
Class C Shares	21,284
Class I Shares	87,327
Class R3 Shares	21,841
Class R4 Shares	20,315
Class R5 Shares	19,534
Custodian fees (Note 3)	337,120
Professional fees	102,042
Accounting fees	90,940
Trustee fees	80,920
Other expenses	429,993

Total Expenses	35,075,345
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,015,696)

Net Expenses	34,059,649

Net Investment Loss	$(4,429,832)

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(610,153,930)
Non-controlled affiliated issuers	(27,520,076)
Forward currency contracts (Note 7)	6,348,657
Foreign currency transactions	257,958

(631,067,391)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	1,045,970,567
Non-controlled affiliated issuers	(1,556,487)
Forward currency contracts (Note 7)	(5,240,470)
Foreign currency translations	(73,457)

1,039,100,153

Net Realized and Unrealized Gain	408,032,762

Net Increase in Net Assets Resulting from Operations	$403,602,930

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(4,429,832)	$2,415,580
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(631,067,391)	320,363,158
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	1,039,100,153	(647,981,934)

Net Increase (Decrease) in Net Assets Resulting from Operations	403,602,930	(325,203,196)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class I Shares	(1,551,142)	(1,083,639)
Class R5 Shares	(70,867)	(98,243)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(441,395,617)	(245,975,542)
Class B Shares	(5,887,171)	(7,564,011)
Class C Shares	(96,800,348)	(53,791,108)
Class I Shares	(1,093,676,019)	80,664,857
Class R3 Shares	(59,407,562)	(14,721,836)
Class R4 Shares	(12,929,895)	3,094,266
Class R5 Shares	(113,034,533)	7,376,378

Net Decrease in Net Assets	(1,421,150,224)	(557,302,074)

NET ASSETS:
Beginning of Year	3,497,059,781	4,054,361,855

End of Year	$2,075,909,557	$3,497,059,781

Undistributed net investment income	$—	$3,088,447

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the security. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, a investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2		Level 3
Assets
Investments in Securities*
Common Stock	$1,965,396,792	$1,936,687,917	$		$28,708,875
Convertible Bonds	17,320,438	—		17,320,438	—
Short Term Investments	119,475,789	—		119,475,789	—

Total Investments in Securities	$2,102,193,019	$1,936,687,917		$136,796,227	$28,708,875
Other Financial Instruments**
Forward Currency Contracts	$521,363	$—		$521,363	$—
Spot Currency	$19,512	$19,512		$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(3,257,024)	$—		$(3,257,024)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels 1 and 2 for the year ended September 30, 2012, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the year.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2012, is as follows:

	Common Stock	Total
Beginning Balance 9/30/2011	$—	$—
Accrued Discounts/(Premiums)	—	—
Net Realized Gain/(Loss)(a)	(16,689)	(16,689)
Gross Purchases	35,000,000	35,000,000
Gross Sales	(5,538,311)	(5,538,311)
Change in Unrealized Appreciation
(Depreciation)(b)	(736,125)	(736,125)
Transfers into Level 3(c)	—	—
Transfers out of Level 3(c)	—	—

Ending Balance 9/30/2012(d)	$28,708,875	$28,708,875

(a)	Amount of net realized gain (loss) from investments recognized in net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended September 30, 2012.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in net assets is included in the Fund’s Statement of Operations for the year ended September 30, 2012.
(c)	Transfers into or out of Level 3 were into or out of Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2012. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 investments represent 1.38% of Total Net Assets at the year ended September 30, 2012. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 investments may increase or decrease the fair value of these portfolio investments.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,414 for Class A, $509,177 for Class R3 shares, $129,783 for Class R4 Shares, and $375,322 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $24,016 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $10,905 from redemptions of Class C shares of the Fund.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,352,990	$73,998,364	3,820,004	$131,182,658
Shares issued to shareholders inreinvestment of dividends	—	—	—	—
Shares repurchased	(17,233,010)	(515,396,078)	(11,195,671)	(377,165,665)
Redemption fees received*	—	2,097	—	7,465

Net increase (decrease)	(14,880,020)	$(441,395,617)	(7,375,667)	$(245,975,542)

Class B Shares
Shares sold	17,884	$502,215	22,294	$708,643
Shares issued to shareholders inreinvestment of dividends	—	—	—	—
Shares repurchased	(222,434)	(6,389,424)	(263,171)	(8,272,792)
Redemption fees received*	—	38	—	138

Net increase (decrease)	(204,550)	$(5,887,171)	(240,877)	$(7,564,011)

Class C Shares
Shares sold	275,887	$8,009,804	636,748	$21,058,206
Shares issued to shareholders inreinvestment of dividends	—	—	—	—
Shares repurchased	(3,647,279)	(104,810,897)	(2,338,535)	(74,851,535)
Redemption fees received*	—	745	—	2,221

Net increase (decrease)	(3,371,392)	$(96,800,348)	(1,701,787)	$(53,791,108)

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	8,910,782	$276,595,590	24,496,289	$847,217,485
Shares issued to shareholders inreinvestment of dividends	41,518	1,245,554	22,978	860,513
Shares repurchased	(44,342,531)	(1,371,522,659)	(22,329,324)	(767,428,563)
Redemption fees received*	—	5,496	—	15,422

Net increase (decrease)	(35,390,231)	$(1,093,676,019)	2,189,943	$80,664,857

Class R3 Shares
Shares sold	1,002,888	$30,300,227	1,565,821	$52,864,246
Shares issued to shareholders inreinvestment of dividends	—	—	—	—
Shares repurchased	(2,965,638)	(89,708,297)	(2,039,207)	(67,587,509)
Redemption fees received*	—	508	—	1,427

Net increase (decrease)	(1,962,750)	$(59,407,562)	(473,386)	$(14,721,836)

Class R4 Shares
Shares sold	513,200	$15,392,038	739,587	$25,201,045
Shares issued to shareholders inreinvestment of dividends	—	—	—	—
Shares repurchased	(928,348)	(28,322,089)	(656,134)	(22,107,183)
Redemption fees received*	—	156	—	404

Net increase (decrease)	(415,148)	$(12,929,895)	83,453	$3,094,266

Class R5 Shares
Shares sold	1,670,971	$51,972,167	2,401,766	$83,473,333
Shares issued to shareholders inreinvestment of dividends	2,345	70,250	2,591	96,926
Shares repurchased	(5,266,749)	(165,077,614)	(2,171,290)	(76,195,579)
Redemption fees received*	—	664	—	1,698

Net increase (decrease)	(3,593,433)	$(113,034,533)	233,067	$7,376,378

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,551,967,567 and $3,384,839,412, respectively.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,838,507,855

Gross unrealized appreciation on a tax basis	$365,552,245
Gross unrealized depreciation on a tax basis	(101,867,081)

Net unrealized appreciation (depreciation) on investments (tax basis)	$263,685,164

At September 30, 2012, the Fund had deferred tax basis late-year ordinary investment losses and capital losses occurring subsequent to October 31, 2011 of $4,647,639 and $527,666,296, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At September 30, 2012, the Fund had cumulative tax basis capital losses of $109,968,347, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund’s fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$204,425,697
2018	242,353,997

$446,779,694

In order to account for permanent book/tax differences, the Fund increased distribution in excess of net investment income by $1,703,756, decreased accumulated net realized loss by $1,891,607 and decreased net capital paid in on shares of beneficial interest by $187,851. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency losses, non-deductible expenses, net operating losses, and the disposition of a partnership investment.

At September 30, 2012, the Fund had no undistributed tax basis ordinary income or capital gains.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Ordinary income	$1,638,057	$1,181,882
Capital gains	—	—

Total	$1,638,057	$1,181,882

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2012 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the year ended September 30, 2012 was $372,170,613. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts during the year ended September 30, 2012.

The following table displays the outstanding forward currency contracts to buy or sell at September 30, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Buy	5,056,300	11/29/2012	6,501,418	$343,048	$—
Euro	Sell	21,747,300	11/29/2012	27,962,798	—	(671,459)
Euro	Sell	19,678,500	11/29/2012	25,302,724	—	(773,474)
Japanese Yen	Buy	3,690,172,000	02/27/2013	47,361,182	178,315	—
Japanese Yen	Sell	18,553,929,000	02/27/2013	238,128,739	—	(1,812,091)

Total					$521,363	$(3,257,024)

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2012

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2012

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$521,363

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(3,257,024)

The net realized gains (losses) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2012 are disclosed in the following tables:

Amount of Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$6,348,657	$6,348,657

Amount of Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$(5,240,470)	$(5,240,470)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

28    Certified Annual Report

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Certified Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income ( Loss)	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income(Loss) (%)	Expenses, After Expense Reductions(%)	Expenses, After Expense Reductions and Net of Custody Credits(%)	Expenses, Before Expense Reductions(%)	Total Return(%)(a)	Portfolio Turnover Rate(%)	Net Assets at End of Year(Thousands)
Class A Shares
2012(b)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)	1.32	1.32	1.32	13.71	54.16	$470,120
2011(b)	$30.44	(0.03)	(2.70)	(2.73)	—	—	—	$27.71	(0.10)	1.28	1.28	1.28	(8.97)	64.14	$825,700
2010(b)	$29.66	0.20	0.76	0.96	(0.18)	—	(0.18)	$30.44	0.65	1.31	1.31	1.31	3.21	72.75	$1,131,594
2009(b)	$28.02	0.37	1.67	2.04	(0.40)	—	(0.40)	$29.66	1.58	1.34	1.34	1.34	7.65	83.00	$1,204,450
2008(b)	$44.17	0.18	(12.26)	(12.08)	(0.14)	(3.93)	(4.07)	$28.02	0.52	1.27	1.27	1.27	(29.52)	70.65	$1,088,766
Class B Shares
2012	$25.99	(0.38)	3.64	3.26	—	—	—	$29.25	(1.33)	2.34	2.34	2.36	12.53	54.16	$9,344
2011	$28.81	(0.33)	(2.49)	(2.82)	—	—	—	$25.99	(1.03)	2.19	2.19	2.19	(9.79)	64.14	$13,616
2010	$28.21	(0.04)	0.69	0.65	(0.05)	—	(0.05)	$28.81	(0.13)	2.18	2.18	2.18	2.29	72.75	$22,036
2009	$26.66	0.16	1.58	1.74	(0.19)	—	(0.19)	$28.21	0.74	2.22	2.22	2.22	6.72	83.00	$38,630
2008	$42.36	(0.09)	(11.68)	(11.77)	— (c)	(3.93)	(3.93)	$26.66	(0.28)	2.05	2.05	2.05	(30.05)	70.65	$64,287
Class C Shares
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)	2.09	2.09	2.09	12.86	54.16	$185,286
2011	$29.18	(0.28)	(2.54)	(2.82)	—	—	—	$26.36	(0.85)	2.03	2.03	2.03	(9.66)	64.14	$253,065
2010	$28.55	(0.03)	0.73	0.70	(0.07)	—	(0.07)	$29.18	(0.09)	2.06	2.06	2.06	2.43	72.75	$329,761
2009	$26.99	0.18	1.61	1.79	(0.23)	—	(0.23)	$28.55	0.81	2.12	2.12	2.12	6.83	83.00	$361,966
2008	$42.82	(0.08)	(11.81)	(11.89)	(0.01)	(3.93)	(3.94)	$26.99	(0.23)	2.02	2.01	2.02	(30.03)	70.65	$401,880
Class I Shares
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07	0.93	0.93	0.93	14.18	54.16	$1,104,163
2011	$30.95	0.09	(2.76)	(2.67)	(0.02)	—	(0.02)	$28.26	0.27	0.91	0.91	0.91	(8.65)	64.14	$1,968,181
2010	$30.15	0.30	0.80	1.10	(0.30)	—	(0.30)	$30.95	0.97	0.94	0.94	0.94	3.62	72.75	$2,087,380
2009	$28.47	0.46	1.70	2.16	(0.48)	—	(0.48)	$30.15	1.94	0.98	0.97	1.00	8.04	83.00	$1,575,522
2008	$44.80	0.32	(12.45)	(12.13)	(0.27)	(3.93)	(4.20)	$28.47	0.92	0.91	0.90	0.91	(29.24)	70.65	$1,961,495
Class R3 Shares
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)	1.35	1.35	1.66	13.70	54.16	$131,013
2011	$30.24	(0.06)	(2.67)	(2.73)	—	—	—	$27.51	(0.17)	1.35	1.35	1.64	(9.03)	64.14	$169,234
2010	$29.48	0.17	0.76	0.93	(0.17)	—	(0.17)	$30.24	0.57	1.35	1.35	1.66	3.14	72.75	$200,362
2009	$27.86	0.36	1.66	2.02	(0.40)	—	(0.40)	$29.48	1.57	1.35	1.35	1.72	7.62	83.00	$162,231
2008	$43.94	0.17	(12.19)	(12.02)	(0.13)	(3.93)	(4.06)	$27.86	0.50	1.35	1.35	1.66	(29.54)	70.65	$161,517
Class R4 Shares
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)	1.25	1.25	1.50	13.80	54.16	$45,989
2011	$30.39	(0.02)	(2.69)	(2.71)	—	—	—	$27.68	(0.06)	1.25	1.25	1.47	(8.92)	64.14	$51,900
2010	$29.62	0.19	0.78	0.97	(0.20)	—	(0.20)	$30.39	0.63	1.25	1.25	1.49	3.25	72.75	$54,461
2009	$27.99	0.39	1.67	2.06	(0.43)	—	(0.43)	$29.62	1.65	1.25	1.25	1.54	7.74	83.00	$44,037
2008	$44.14	0.19	(12.23)	(12.04)	(0.18)	(3.93)	(4.11)	$27.99	0.58	1.24	1.24	1.48	(29.47)	70.65	$29,462
Class R5 Shares
2012	$28.22	— (d)	3.98	3.98	(0.01)	—	(0.01)	$32.19	— (e)	0.99	0.99	1.17	14.10	54.16	$129,995
2011	$30.92	0.07	(2.76)	(2.69)	(0.01)	—	(0.01)	$28.22	0.20	0.98	0.99	1.09	(8.70)	64.14	$215,364
2010	$30.13	0.28	0.79	1.07	(0.28)	—	(0.28)	$30.92	0.91	0.99	0.99	1.12	3.54	72.75	$228,768
2009	$28.45	0.46	1.71	2.17	(0.49)	—	(0.49)	$30.13	1.93	0.98	0.98	1.18	8.05	83.00	$165,663
2008	$44.78	0.32	(12.47)	(12.15)	(0.25)	(3.93)	(4.18)	$28.45	0.92	0.98	0.98	1.03	(29.30)	70.65	$135,173

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income were less than $(0.01) per share.
(d)	Net investment income (loss) was less than $(0.01) per share.
(e)	Net investment loss was less than (0.01)%.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Value Fund

To the Trustees and Shareholders of Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$926.20	$6.37
Hypothetical*	$1,000.00	$1,018.38	$6.68
Class B Shares
Actual	$1,000.00	$921.50	$11.35
Hypothetical*	$1,000.00	$1,013.18	$11.89
Class C Shares
Actual	$1,000.00	$922.80	$10.09
Hypothetical*	$1,000.00	$1,014.51	$10.57
Class I Shares
Actual	$1,000.00	$928.00	$4.49
Hypothetical*	$1,000.00	$1,020.34	$4.70
Class R3 Shares
Actual	$1,000.00	$926.30	$6.50
Hypothetical*	$1,000.00	$1,018.25	$6.81
Class R4 Shares
Actual	$1,000.00	$926.70	$6.02
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class R5 Shares
Actual	$1,000.00	$927.90	$4.77
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.32%; B: 2.36%; C: 2.10%; I: 0.93%; R3: 1.35%; R4: 1.25%; R5: 0.99% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Value Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	8.58%	-4.99%	5.82%	8.07%
B Shares (Incep: 4/3/00)	7.53%	-5.31%	5.61%	0.85%
C Shares (Incep: 10/2/95)	11.86%	-4.83%	5.50%	7.53%
I Shares (Incep: 11/2/98)	14.18%	-3.75%	6.71%	5.03%
R3 Shares (Incep: 7/1/03)	13.70%	-4.15%	—	4.26%
R4 Shares (Incep: 2/1/07)	13.80%	-4.05%	—	-2.25%
R5 Shares (Incep: 2/1/05)	14.10%	-3.80%	—	3.25%
S&P 500 Index (Since 10/2/95)	30.20%	1.05%	8.01%	7.43%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Value Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, the Thornburg Value Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 100.00% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2012 as qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of that information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2012 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to two broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to a broad-based securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) comparative performance data for the ten most recent calendar years, which showed that the Fund’s investment return for the most recent calendar year was lower than the average return for the mutual fund category and the returns for the two indices, and that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the average returns of the category in five of nine years, exceeded the returns of the first index in five of nine years, and exceeded or were comparable to the returns of the second index in five of nine years. Other noted quantitative data showed that the Fund’s investment returns fell in the lowest decile of the fund category for the three-month, year-to-date, one-year, three-year and five-year periods ended with the second quarter of the current year. The Trustees also noted the Fund’s higher cumulative investment return (net of expenses) relative to the Fund’s benchmark index.

The Trustees requested and received from the Advisor explanations of investment judgments in recent periods which had contributed to the Fund’s relative investment performance, together with explanations of the Advisor’s decision-making approach going forward, which had been implemented by the Advisor before the Trustees’ meeting respecting the consideration of a renewal of the advisory agreement. The Trustees concluded, based upon their understanding of recent investment judgments, the Advisor’s explanations of its current decision-making approach and their assessment of the Advisor’s demonstrated capacities, and other considerations, that the nature, extent and quality of the Advisor’s services remained sufficient and that the Advisor is satisfactorily pursuing the Fund’s stated investment objectives.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2012 (Unaudited)

that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund’s assets increase, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    41

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

42    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Thornburg Investment Management® Thornburg International Value Fund Informational Brochure and Annual Report – September 30, 2012 Includes All Share Classes LIPPER FUND AWARDS 2012 UNITED STATES Best Large-Cap Growth Fund Ten-Year Period – Class I Shares Among 113 funds

Invest in our planet, while you invest with us You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime. Edelivery Thornburg International Value Fund Value Knows No Boundaries The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income. The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of declines in value and greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, R5 and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TGVAX	885-215-657
Class B	THGBX	885-215-616
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Lipper Fund Awards 2012

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested). Fund Classification Awards are given for three-year, five-year, and ten-year periods. The fund did not receive the award for all eligible time periods.

Glossary

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI All Country (AC) World ex-U.S. Index – A market capitalization weighted index representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Dividend Yield – A ratio that shows how much a company pays out in dividends each year relative to its share price.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less.

Portfolio Yield – A weighted average dividend yield of all securities in a portfolio including cash.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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THORNBURG INTERNATIONAL VALUE FUND

Portfolio Managers

Lei Wang, CFA, Wendy Trevisani, Bill Fries, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.25%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers: its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without sales charge	14.02%	3.90%	-3.73%	10.38%	7.96%
With sales charge	8.89%	2.31%	-4.61%	9.88%	7.62%
MSCI EAFE Index
(Since 5/28/98)	13.75%	2.12%	-5.24%	8.20%	3.11%
MSCI AC World ex-U.S. Index
(Since 5/28/98)	15.04%	3.63%	-3.67%	10.32%	4.74%

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The current posture is to maintain a portfolio of 50–75 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: basic value, consistent earners and emerging franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

Stocks Contributing and Detracting

For the Year Ended September 30, 2012

Top Contributors	Top Detractors
Novo Nordisk A/S	HTC Corp.
SAP AG	Canon, Inc.
adidas AG	Itau Unibanco Holding S/A ADR
Volkswagen AG Pfd	Vallourec S.A.
British American Tobacco plc	Tesco plc

Source: FactSet

Key Portfolio Attributes

As of September 30, 2012

Portfolio P/E Trailing 12-months*	13.4x

Portfolio Price to Cash Flow*	5.9x

Portfolio Price to Book Value*	1.9x

Median Market Cap*	$36.8 B

7-Year Beta (A Shares vs. MSCI EAFE)*	0.9

Number of Companies	67

*	Source: FactSet

Market Capitalization Exposure

As of September 30, 2012

Basket Structure

As of September 30, 2012

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Thornburg International Value Fund – September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 14, 2012

Dear Fellow Shareholder:

The roller-coaster markets of the last couple of years continue. The Fund’s fiscal year ended September 30, 2012 had a relatively pleasant conclusion, but the ride was not smooth. What is now popularly characterized as “risk on/risk off” trading sentiment, mostly tied to macroeconomic policies and political events, has become as much a market driver week to week as have corporate profits and prospect of profits. By far the most direct impact on market sentiment over the past year has been the European debt crisis. Markets rallied with initiatives on resolution, but traded off as agreements proved too complex to implement. The challenge has been accepting austerity where needed without triggering economic recession or unraveling the integrity of the euro. Progress seems to have been made with a commitment to monetary stimulation by the European Central Bank in late July, triggering global stock market rallies that offset the declines suffered through the spring and early summer.

For the twelve months ended September 30, 2012, the total return for the Thornburg International Value Fund, Class A shares at net asset value (NAV), was 14.02%, slightly above the 13.75% for the MSCI EAFE Index and below the 15.04% for the MSCI AC World ex-U.S. Index. Though economic growth in much of the world has slowed, particularly in Europe and China, anticipated monetary stimulus has lifted markets. Underlying presumptions include some balance between austerity and growth in Europe, continuing slow recovery in the U.S. and the Americas, and a resumption of growth in China at above-average rates once the change in leadership takes place in November. We had good-performing holdings in virtually every economic sector with Danish healthcare company Novo Nordisk A/S, consumer discretionary sector holdings Volkswagen AG, Hyundai, and adidas AG, and technology issues SAP AG and Tencent among the leading relative-performance contributors. Some detractors from performance included HTC, Komatsu Ltd., Credit Suisse Group, Telefonica, and Canon. While we had positive absolute performance from most of our financial holdings — with notable contributions from Brazilian securities exchange BM&F Bovespa and German insurer Allianz AG — our broad financial sector holdings underperformed. Our Asia-centric bank holdings, coupled with our relative underweight, detracted from performance toward the end of the fiscal year as deeply depressed European banks — where we held limited exposure — enjoyed a dramatic rebound.

Of the holdings mentioned above that were detractors from performance, only Komatsu remains in the portfolio. While we trimmed the stock early in the year, we recently added to our position at lower prices. Other recent portfolio activity includes the addition of Accenture, Samsung Electronics, and Baidu. Accenture is a global leader in technology consulting and outsourcing, with a solid business model that generates strong free cash flow, supporting dividend growth and share buybacks.

Certified Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

Samsung Electronics has long been a leader in semiconductor manufacturing and consumer electronics. Its position in manufacturing and product design has helped the company gain market share in smartphones, to split industry leadership with Apple. We initiated positions in Deutsche Bank AG and Royal Bank of Scotland Ltd., two European financial institutions whose valuations reflect the deep stresses within the European financial system. We also made opportunistic additions to existing positions, funding new holdings with sales and by trimming certain outsized positions where our original investment thesis worked well, despite the challenging market environment.

The good recent performance of global equity markets and our participation in the rise is encouraging. We remain well diversified, even though we hold only 67 stocks. Our largest holding is 3% of the portfolio. Emerging-market holdings amount to 16.3% of the portfolio. The bulk of our holdings pay dividends and the portfolio yield before expenses on a weighted average basis is 2.4%. Most of our holdings are large companies with strong balance sheets and industry-leading positions. As the stress in markets persists, the soundness of the companies in the Fund has been comforting, especially as reflected in portfolio volatility characteristics.

With reasonable prospects for a prolonged period of low interest rates, the present may be an opportune time to invest in equities, in our judgment. We will continue to invest in what we judge to be exceptional companies with attractive business models while recognizing the benefits of diversification among basic value, consistent earner, and emerging franchise companies. Thank you for your trust.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2012

Top Ten Equity Holdings

As of 9/30/12

Novo Nordisk A/S	3.0%	CNOOC Ltd.	2.3%
adidas AG	2.6%	LVMH Moet Hennessy Louis Vuitton SA	2.3%
Reckitt Benckiser plc	2.4%	British American Tobacco plc	2.3%
Nestle SA	2.4%	Siemens AG	2.1%
Schlumberger Ltd.	2.4%	Toyota Motor Corp.	2.1%

Summary of Industry Exposure

As of 9/30/12

Banks	10.3%	Household & Personal Products	3.6%
Energy	8.2%	Telecommunication Services	3.6%
Automobiles & Components	7.0%	Retailing	3.3%
Pharmaceuticals, Biotechnology & Life Sciences	7.0%	Food & Staples Retailing	3.2%
Software & Services	6.8%	Consumer Services	3.0%
Capital Goods	6.3%	Insurance	2.9%
Food, Beverage & Tobacco	6.1%	Media	2.8%
Consumer Durables & Apparel	5.7%	Semiconductors & Semiconductor Equipment	2.1%
Materials	5.0%	Transportation	1.6%
Health Care Equipment & Services	4.4%	Other Assets & Liabilities	3.2%
Diversified Financials	3.9%

Summary of Country Exposure

As of 9/30/12 (percent of equity holdings)

United Kingdom	23.3%	South Korea	3.0%
Germany	13.6%	Netherlands	2.5%
Japan	9.4%	Sweden	2.5%
China	7.8%	Ireland	2.4%
France	7.5%	Hong Kong	2.2%
Switzerland	7.5%	Mexico	1.5%
Canada	4.5%	United States	1.5%
Brazil	3.4%	India	0.6%
Israel	3.2%	Russia	0.6%
Denmark	3.0%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

	Shares/ Principal Amount	Value
COMMON STOCK — 94.87%

AUTOMOBILES & COMPONENTS — 5.07%
AUTO COMPONENTS — 1.24%
Cie Generale des Establissements Michelin	4,265,411	$334,137,930
AUTOMOBILES — 3.83%
Hyundai Motor Co.	2,040,115	462,567,407
Toyota Motor Corp.	14,729,026	573,760,111

		1,370,465,448

BANKS — 10.33%
COMMERCIAL BANKS — 10.33%
China Merchants Bank Co. Ltd.	161,970,732	272,386,475
HSBC Holdings plc	60,886,347	572,817,949
Industrial & Commercial Bank of China Ltd.	482,819,400	285,181,660
Itau Unibanco Holding SA ADR	17,136,300	261,842,664
Mitsubishi UFJ Financial Group, Inc.	119,045,233	558,310,549
[a] Royal Bank of Scotland Group plc	31,260,650	129,732,768
Standard Chartered plc	23,401,106	529,033,258
Svenska Handelsbanken AB	4,904,000	183,728,291

		2,793,033,614

CAPITAL GOODS — 6.29%
AEROSPACE & DEFENSE — 1.49%
Embraer S.A.	5,421,345	144,316,204
Rolls Royce Holdings plc	19,038,682	259,168,975
INDUSTRIAL CONGLOMERATES — 2.12%
Siemens AG	5,755,800	574,041,530
MACHINERY — 2.68%
Fanuc Ltd.	2,003,577	322,975,380
Komatsu Ltd.	20,358,776	400,966,667

		1,701,468,756

CONSUMER DURABLES & APPAREL — 5.66%
TEXTILES, APPAREL & LUXURY GOODS — 5.66%
adidas AG	8,678,635	711,974,168
LVMH Moet Hennessy Louis Vuitton SA	4,085,056	614,191,514
Swatch Group AG	510,260	203,561,459

		1,529,727,141

CONSUMER SERVICES — 2.96%
HOTELS, RESTAURANTS & LEISURE — 2.96%
[b] Carnival plc	10,740,103	395,943,223
Yum! Brands, Inc.	6,079,200	403,294,128

		799,237,351

DIVERSIFIED FINANCIALS — 3.86%
CAPITAL MARKETS — 1.61%
Deutsche Bank AG	4,621,000	182,570,414
Julius Baer Group Ltd.	7,225,258	251,981,353
DIVERSIFIED FINANCIAL SERVICES — 2.25%
BM&F Bovespa SA	29,219,800	176,565,569

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

	Shares/ Principal Amount	Value
Hong Kong Exchanges & Clearing Ltd.	28,659,933	$432,816,162

		1,043,933,498

ENERGY — 8.26%
ENERGY EQUIPMENT & SERVICES — 2.40%
Schlumberger Ltd.	8,971,277	648,892,465
OIL, GAS & CONSUMABLE FUELS — 5.86%
BG Group plc	27,351,692	552,093,668
Cenovus Energy, Inc.	7,442,913	259,756,226
CNOOC Ltd.	302,255,683	619,008,163
Coal India Ltd.	22,562,250	153,608,948

		2,233,359,470

FOOD & STAPLES RETAILING — 3.23%
FOOD & STAPLES RETAILING — 3.23%
Tesco plc	91,094,018	488,367,211
Wal-Mart de Mexico SAB de C.V.	137,062,200	386,000,719

		874,367,930

FOOD, BEVERAGE & TOBACCO — 6.07%
BEVERAGES — 1.40%
SABMiller plc	8,615,750	378,425,635
FOOD PRODUCTS — 2.42%
Nestle SA	10,357,500	653,056,619
TOBACCO — 2.25%
British American Tobacco plc	11,873,646	609,623,194

		1,641,105,448

HEALTH CARE EQUIPMENT & SERVICES — 4.42%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.55%
Covidien plc	7,054,798	419,196,097
HEALTH CARE PROVIDERS & SERVICES — 2.87%
Fresenius Medical Care AG & Co.	7,344,894	538,563,895
Sinopharm Group Co. H	74,602,800	238,604,270

		1,196,364,262

HOUSEHOLD & PERSONAL PRODUCTS — 3.57%
HOUSEHOLD PRODUCTS — 2.44%
Reckitt Benckiser plc	11,484,320	661,124,688
PERSONAL PRODUCTS — 1.13%
Natura Cosmeticos SA	11,170,800	304,445,283

		965,569,971

INSURANCE — 2.95%
INSURANCE — 2.95%
AIA Group Ltd.	38,431,100	142,492,520
Allianz SE	4,036,728	480,301,017
China Life Insurance Co.	3,593,651	10,358,213
Dai-ichi Life Insurance Co.	144,257	163,777,168

		796,928,918

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

	Shares/ Principal Amount	Value
MATERIALS — 4.99%
CHEMICALS — 4.81%
Air Liquide SA	4,574,174	$566,937,061
Potash Corp. of Saskatchewan, Inc.	10,109,500	438,954,490
Syngenta AG	786,530	293,955,657
METALS & MINING — 0.18%
Teck Resources Ltd.	1,685,700	49,742,810

		1,349,590,018

MEDIA — 2.81%
MEDIA — 2.81%
Pearson plc	16,108,031	314,735,973
Publicis Groupe	7,975,402	446,334,726

		761,070,699

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.98%
PHARMACEUTICALS — 6.98%
Novartis AG	9,076,196	555,380,202
Novo Nordisk A/S	5,067,870	800,603,784
Teva Pharmaceutical Industries Ltd. ADR	12,869,900	532,942,559

		1,888,926,545

RETAILING — 3.28%
SPECIALTY RETAIL — 3.28%
Hennes & Mauritz AB	13,523,874	469,819,152
Kingfisher plc	98,103,317	418,538,160

		888,357,312

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.15%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.15%
ARM Holdings plc	28,514,516	264,760,020
Samsung Electronics Co. Ltd.	261,456	316,638,348

		581,398,368

SOFTWARE & SERVICES — 6.79%
INFORMATION TECHNOLOGY SERVICES — 0.78%
Accenture plc	3,022,049	211,634,092
INTERNET SOFTWARE & SERVICES — 2.92%
[a] Baidu, Inc. ADR	2,867,804	335,016,863
Tencent Holdings Ltd.	8,571,735	292,944,948
[a] Yandex NV	6,633,900	159,943,329
SOFTWARE — 3.09%
[a] Check Point Software Technologies Ltd.	6,268,276	301,880,172
SAP AG	7,542,813	534,175,158

		1,835,594,562

TELECOMMUNICATION SERVICES — 3.56%
WIRELESS TELECOMMUNICATION SERVICES — 3.56%
KDDI Corp.	5,649,200	438,674,423
Vodafone Group plc	184,319,280	523,099,922

		961,774,345

12    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

	Shares/ Principal Amount	Value
TRANSPORTATION — 1.64%
ROAD & RAIL — 1.64%
Canadian National Railway Co.	5,025,300	$444,665,697

		444,665,697

TOTAL COMMON STOCK (Cost $21,190,981,751)		25,656,939,353

PREFERRED STOCK — 1.98%
AUTOMOBILES & COMPONENTS — 1.98%
AUTOMOBILES — 1.98%
Volkswagen AG Pfd	2,925,675	533,680,596

TOTAL PREFERRED STOCK (Cost $256,125,379)		533,680,596

SHORT TERM INVESTMENTS — 3.17%
Bank of New York Tri-Party Repurchase Agreement 0.28%, dated 9/28/2012 due 10/1/2012, repurchase price $104,002,427 collateralized by 10 U.S. Government securities, having an average coupon of 1.97%, a minimum credit rating of BBB-, maturity dates from 9/01/2033 to 09/01/2042, and having an aggregate market value of $105,931,242 at 9/28/2012	$104,000,000	104,000,000
Consolidated Edison Co., 0.30%, 10/1/2012	29,166,000	29,166,000
CVS Corp., 0.30%, 10/1/2012	12,000,000	12,000,000
DCP Midstream LLC, 0.41%, 10/3/2012	17,000,000	16,999,613
DCP Midstream LLC, 0.41%, 10/4/2012	8,000,000	7,999,727
DCP Midstream LLC, 0.41%, 10/5/2012	8,817,000	8,816,598
Eni Coordination Center, 0.63%, 10/1/2012	100,000,000	100,000,000
Eni Finance USA, Inc., 0.63%, 10/2/2012	30,000,000	29,999,475
Indiana Finance Authority, 0.20%, due 2/1/2037 put 10/1/2012 (Stadium Project: SPA; JPMorgan
Chase Bank (Daily Demand Notes)	38,425,000	38,425,000
Johnson Controls, 0.30%, 10/1/2012	50,000,000	50,000,000
Kinder Morgan Energy, 0.46%, 10/2/2012	10,155,000	10,154,870
Kinder Morgan Energy, 0.46%, 10/3/2012	124,290,000	124,286,824
Kinder Morgan Energy, 0.46%, 10/4/2012	15,555,000	15,554,404
Northeast Utilities, 0.39%, 10/3/2012	25,000,000	24,999,458
Spectra Energy Capital, 0.35%, 10/2/2012	21,000,000	20,999,796
Tyco Electronics Group SA, 0.35%, 10/1/2012	50,000,000	50,000,000
Tyco Electronics Group SA, 0.36%, 10/1/2012	14,584,000	14,584,000
Tyco Electronics Group SA, 0.36%, 10/2/2012	50,000,000	49,999,500
Xstrata Finance Canada Ltd., 0.46%, 10/5/2012	25,000,000	24,998,722
Xstrata Finance Canada Ltd., 0.46%, 10/3/2012	100,000,000	99,997,444
Xstrata Finance Canada Ltd., 0.46%, 10/1/2012	25,000,000	25,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $ 857,981,431)		857,981,431

TOTAL INVESTMENTS — 100.02% (Cost $22,305,088,561)		$27,048,601,380
LIABILITIES NET OF OTHER ASSETS — (0.02)%		(5,045,872)

NET ASSETS — 100.00%		$27,043,555,508

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2011	Gross Additions	Gross Reductions	Shares/Principal September 30, 2012	Market Value September 30, 2012	Investment Income
Carnival plc	12,085,525	—	1,345,422	10,740,103	$395,943,223	$11,059,010
Yandex NV*	6,633,900	—	—	—	—	—

Total non-controlled affiliated issuers – 1.46% of net assets					$395,943,223	$11,059,010

*	Issuer not affiliated at September 30, 2012.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
Pfd	Preferred Stock
SPA	Stand-by Purchase Agreement

See notes to financial statements.

14    Certified Annual Report

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Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2012

ASSETS
Investments at value
Non-affiliated issuers (cost $21,845,453,402) (Note 2)	$26,652,658,157
Non-controlled affiliated issuers (cost $459,635,159) (Note 2)	395,943,223
Cash denominated in foreign currency (cost $23,879,536)	23,854,180
Receivable for investments sold	28,796,435
Receivable for fund shares sold	280,790,986
Unrealized appreciation on forward currency contracts (Note 7)	40,618,361
Dividends receivable	49,757,794
Dividend and interest reclaim receivable	35,442,868
Interest receivable	7,341
Prepaid expenses and other assets	107,116

Total Assets	27,507,976,461

LIABILITIES
Payable for investments purchased	77,995,641
Payable for fund shares redeemed	339,616,594
Unrealized depreciation on forward currency contracts (Note 7)	16,232,307
Payable to investment advisor and other affiliates (Note 3)	18,517,374
Payable to custodian	2,392,025
Accounts payable and accrued expenses	9,667,012

Total Liabilities	464,420,953

NET ASSETS	$27,043,555,508

NET ASSETS CONSIST OF:
Undistributed net investment income	$15,311,141
Net unrealized appreciation on investments	4,766,458,967
Accumulated net realized gain (loss)	(5,034,927,057)
Net capital paid in on shares of beneficial interest	27,296,712,457

$27,043,555,508

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2012

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 5,429,315,534 applicable to 208,193,541 shares of beneficial interest outstanding - Note 4)	$26.08
Maximum sales charge, 4.50% of offering price	1.23

Maximum offering price per share	$27.31

Class B Shares:
Net asset value per share* ($ 44,008,959 applicable to 1,806,231 shares of beneficial interest outstanding - Note 4)	$24.37

Class C Shares:
Net asset value and offering price per share* ($ 1,254,731,824 applicable to 51,250,355 shares of beneficial interest outstanding - Note 4)	$24.48

Class I Shares:
Net asset value, offering and redemption price per share ($ 12,505,552,771 applicable to 469,136,727 shares of beneficial interest outstanding - Note 4)	$26.66

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 1,323,765,398 applicable to 50,706,041 shares of beneficial interest outstanding - Note 4)	$26.11

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 1,495,958,353 applicable to 57,632,679 shares of beneficial interest outstanding - Note 4)	$25.96

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 4,512,144,336 applicable to 169,558,933 shares of beneficial interest outstanding - Note 4)	$26.61

Class R6 Shares:
Net asset value, offering and redemption price per share ($ 478,078,333 applicable to 17,958,230 shares of beneficial interest outstanding - Note 4)	$26.62

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $54,290,337)	$620,707,846
Non-controlled affiliated issuers	11,059,010
Interest income	4,139,855

Total Income	635,906,711

EXPENSES:
Investment advisory fees (Note 3)	180,910,477
Administration fees (Note 3)
Class A Shares	7,298,736
Class B Shares	64,648
Class C Shares	1,701,045
Class I Shares	5,934,770
Class R3 Shares	1,695,608
Class R4 Shares	1,830,856
Class R5 Shares	2,223,555
Distribution and service fees (Note 3)
Class A Shares	14,684,236
Class B Shares	516,968
Class C Shares	13,598,274
Class R3 Shares	6,784,596
Class R4 Shares	3,662,019
Transfer agent fees
Class A Shares	10,717,095
Class B Shares	114,445
Class C Shares	2,391,530
Class I Shares	11,478,435
Class R3 Shares	3,280,320
Class R4 Shares	5,083,974
Class R5 Shares	12,704,092
Class R6 Shares	455
Registration and filing fees
Class A Shares	70,809
Class B Shares	11,232
Class C Shares	45,008
Class I Shares	456,396
Class R3 Shares	28,169
Class R4 Shares	57,032
Class R5 Shares	94,653
Class R6 Shares	15,261
Custodian fees (Note 3)	6,832,825
Professional fees	361,491
Accounting fees	723,160
Trustee fees	781,940
Other expenses	2,586,184

Total Expenses	$298,740,294

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2012

Less:
Expenses reimbursed by investment advisor (Note 3)	$(8,279,106)
Fees paid indirectly (Note 3)	(40,756)

Net Expenses	290,420,432

Net Investment Income	345,486,279

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	(893,801,209)
Non-controlled affiliated issuers	(30,609,481)
Forward currency contracts (Note 7)	179,429,526
Foreign currency transactions	(4,967,276)

(749,948,440)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of change in deferred taxes payable of $804,343)	3,754,457,426
Non-controlled affiliated issuers	150,905,325
Forward currency contracts (Note 7)	(73,459,449)
Foreign currency translations	1,005,684

3,832,908,986

Net Realized and Unrealized Gain	3,082,960,546

Net Increase in Net Assets Resulting from Operations	$3,428,446,825

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$345,486,279	$331,364,536
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(749,948,440)	(820,582,278)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	3,832,908,986	(2,589,492,789)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,428,446,825	(3,078,710,531)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(64,056,950)	(69,407,594)
Class B Shares	(243,509)	(378,403)
Class C Shares	(7,630,934)	(9,501,615)
Class I Shares	(182,520,040)	(161,485,921)
Class R3 Shares	(13,188,781)	(12,042,820)
Class R4 Shares	(17,741,517)	(13,798,685)
Class R5 Shares	(64,779,792)	(49,035,862)
Class R6 Shares	(1,569,796)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,202,692,533)	(27,083,080)
Class B Shares	(18,438,983)	(11,564,128)
Class C Shares	(297,916,156)	(77,646,803)
Class I Shares	190,061,072	2,800,593,247
Class R3 Shares	(105,812,185)	124,874,376
Class R4 Shares	29,709,129	614,382,031
Class R5 Shares	302,005,139	1,808,444,762
Class R6 Shares	471,270,252	—

Net Increase in Net Assets	2,444,901,241	1,837,638,974

NET ASSETS:
Beginning of Year	24,598,654,267	22,761,015,293

End of Year	$27,043,555,508	$24,598,654,267

Undistributed net investment income	$15,311,141	$26,528,333

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg International Value Fund (the “Fund”), is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has eight classes of shares of beneficial interest outstanding: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, Class R5, and Class R6). The Fund no longer offers Class B shares for sale. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 and Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the security. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data, and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$25,656,939,353	$25,656,939,353	$—	$—
Preferred Stock	533,680,596	533,680,596	—	—
Short Term Investments	857,981,431	—	857,981,431	—

Total Investments in Securities	$27,048,601,380	$26,190,619,949	$857,981,431	$—
Other Financial Instruments**
Forward Currency Contracts	$40,618,361	$—	$40,618,361	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(16,232,307)	$—	$(16,232,307)	$—
Spot Currency	$(100,546)	$(100,546)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the year.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains from investments of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized gains and losses and unrealized appreciation or depreciation are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,981,687 for Class R3 shares, $2,973,155 for Class R4 shares, $3,322,161 for Class R5 shares, and $2,103 for Class R6 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned net commissions aggregating $92,569 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $139,774 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I, R5 and R6 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, fees paid indirectly were $40,756.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	44,154,940	$1,108,784,333	73,641,249	$2,053,810,641
Shares issued to shareholders in reinvestment of dividends	2,252,162	56,255,306	2,281,219	60,621,181
Shares repurchased	(94,550,543)	(2,367,750,664)	(77,421,500)	(2,141,570,376)
Redemption fees received*	—	18,492	—	55,474

Net increase (decrease)	(48,143,441)	$(1,202,692,533)	(1,499,032)	$(27,083,080)

Class B Shares
Shares sold	18,153	$426,733	24,956	$650,315
Shares issued to shareholders in reinvestment of dividends	7,356	167,235	10,266	258,925
Shares repurchased	(803,916)	(19,033,123)	(482,497)	(12,473,928)
Redemption fees received*	—	172	—	560

Net increase (decrease)	(778,407)	$(18,438,983)	(447,275)	$(11,564,128)

Class C Shares
Shares sold	3,972,384	$94,317,067	10,625,165	$281,685,590
Shares issued to shareholders in reinvestment of dividends	229,919	5,280,728	251,558	6,347,965
Shares repurchased	(16,849,073)	(397,518,284)	(13,969,796)	(365,693,606)
Redemption fees received*	—	4,333	—	13,248

Net increase (decrease)	(12,646,770)	$(297,916,156)	(3,093,073)	$(77,646,803)

Class I Shares
Shares sold	157,722,651	$4,069,279,456	194,033,971	$5,513,907,653
Shares issued to shareholders in reinvestment of dividends	5,106,228	130,962,371	3,752,040	101,301,163
Shares repurchased	(156,331,425)	(4,010,215,905)	(99,981,535)	(2,814,706,076)
Redemption fees received*	—	35,150	—	90,507

Net increase (decrease)	6,497,454	$190,061,072	97,804,476	$2,800,593,247

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class R3 Shares
Shares sold	13,612,452	$342,095,280	21,235,494	$595,512,797
Shares issued to shareholders in reinvestment of dividends	491,853	12,264,608	419,283	11,084,705
Shares repurchased	(18,208,400)	(460,176,195)	(17,189,759)	(481,734,413)
Redemption fees received*	—	4,122	—	11,287

Net increase (decrease)	(4,104,095)	$(105,812,185)	4,465,018	$124,874,376

Class R4 Shares
Shares sold	20,184,388	$506,211,370	33,293,650	$912,509,372
Shares issued to shareholders in reinvestment of dividends	566,489	14,081,752	411,028	10,732,605
Shares repurchased	(19,386,082)	(490,588,320)	(11,111,297)	(308,869,392)
Redemption fees received*	—	4,327	—	9,446

Net increase (decrease)	1,364,795	$29,709,129	22,593,381	$614,382,031

Class R5 Shares
Shares sold	58,044,149	$1,487,608,837	86,461,533	$2,440,528,039
Shares issued to shareholders in reinvestment of dividends	2,402,448	61,341,403	1,721,328	46,512,270
Shares repurchased	(48,008,440)	(1,246,957,709)	(23,871,556)	(678,624,509)
Redemption fees received*	—	12,608	—	28,962

Net increase (decrease)	12,438,157	$302,005,139	64,311,305	$1,808,444,762

Class R6 Shares **
Shares sold	17,994,013	$472,237,611	—	$—
Shares issued to shareholders in reinvestment of dividends	60,384	1,569,796	—	—
Shares repurchased	(96,167)	(2,537,155)	—	—
Redemption fees received*	—	—	—	—

Net increase (decrease)	17,958,230	$471,270,252	—	$—

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.
**	Effective date for this class of shares was May 1, 2012.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $5,052,409,964 and $4,463,721,791, respectively.

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$22,323,204,950

Gross unrealized appreciation on a tax basis	$5,637,830,106
Gross unrealized depreciation on a tax basis	(912,433,676)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,725,396,430

At September 30, 2012, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $721,639,747. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At September 30, 2012, the Fund had cumulative tax basis capital losses of $672,354,468, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund’s fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$1,052,728,465
2018	1,792,171,182
2019	753,530,754

$3,598,430,401

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $4,972,152, increased net capital paid in on shares of beneficial interest by $4,876 and decreased accumulated net realized loss by $4,967,276. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency gains (losses).

At September 30, 2012, the fund had distributable tax basis ordinary income of $15,228,982.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, are as follows:

	2012	2011
Distributions from:
Ordinary income	$351,736,195	$315,650,900
Capital gains	—	—

Total	$351,736,195	$315,650,900

28    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2012 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts are indicative of the activity for the year ended September 30, 2012. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the year ended September 30, 2012.

The following table displays the outstanding forward currency contracts to buy or sell at September 30, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	1,343,714,900	11/08/2012	1,727,373,723	$33,007,012	$—
Euro	Buy	333,158,900	11/08/2012	428,282,762	7,611,349	—
Euro	Buy	568,776,300	11/08/2012	731,173,878	—	(16,232,307)

Total					$40,618,361	$(16,232,307)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement on Assets and Liabilities at September 30, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2012

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$40,618,361

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(16,232,307)

Certified Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2012

The net realized gains (losses) from forward currency contracts, and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2012 are disclosed in the following tables:

Amount of Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$179,429,526	$179,429,526

Amount of Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$(73,459,449)	$(73,459,449)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

30    Certified Annual Report

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Certified Annual Report    31

FINANCIAL HIGHLIGHTS

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$23.14	0.28	2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09	1.29		1.29		1.29		14.02	17.86	$5,429,316
2011(b)	$26.00	0.30	(2.89)	(2.59)	(0.27)	—	(0.27)	$23.14	1.06	1.25		1.25		1.25		(10.10)	20.78	$5,932,896
2010 (b)	$23.91	0.18	2.07	2.25	(0.16)	—	(0.16)	$26.00	0.72	1.33		1.33		1.33		9.43	22.26	$6,704,550
2009(b)	$23.68	0.21	0.24	0.45	(0.22)	—	(0.22)	$23.91	1.09	1.34		1.34		1.34		2.05	32.76	$5,309,704
2008(b)	$36.09	0.37	(9.59)	(9.22)	(0.31)	(2.88)	(3.19)	$23.68	1.23	1.28		1.28		1.28		(27.77)	27.31	$5,510,070
Class B Shares
2012	$21.67	0.06	2.77	2.83	(0.13)	—	(0.13)	$24.37	0.26	2.09		2.09		2.09		13.07	17.86	$44,009
2011	$24.43	0.05	(2.67)	(2.62)	(0.14)	—	(0.14)	$21.67	0.21	2.06		2.06		2.06		(10.80)	20.78	$56,002
2010	$22.56	(0.02)	1.95	1.93	(0.06)	—	(0.06)	$24.43	(0.10)	2.10		2.10		2.10		8.59	22.26	$74,083
2009	$22.37	0.05	0.22	0.27	(0.08)	—	(0.08)	$22.56	0.29	2.13		2.13		2.13		1.24	32.76	$80,908
2008	$34.33	0.13	(9.06)	(8.93)	(0.15)	(2.88)	(3.03)	$22.37	0.44	2.04		2.04		2.04		(28.33)	27.31	$98,541
Class C Shares
2012	$21.77	0.08	2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35	2.03		2.03		2.03		13.14	17.86	$1,254,732
2011	$24.54	0.08	(2.70)	(2.62)	(0.15)	—	(0.15)	$21.77	0.31	1.99		1.99		1.99		(10.78)	20.78	$1,391,173
2010	$22.65	(0.01)	1.97	1.96	(0.07)	—	(0.07)	$24.54	(0.03)	2.06		2.06		2.06		8.67	22.26	$1,643,753
2009	$22.46	0.06	0.22	0.28	(0.09)	—	(0.09)	$22.65	0.34	2.06		2.06		2.06		1.31	32.76	$1,551,488
2008	$34.45	0.15	(9.10)	(8.95)	(0.16)	(2.88)	(3.04)	$22.46	0.50	2.00		2.00		2.00		(28.28)	27.31	$1,852,185
Class I Shares
2012	$23.65	0.40	3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53	0.88		0.88		0.88		14.47	17.86	$12,505,553
2011	$26.57	0.41	(2.96)	(2.55)	(0.37)	—	(0.37)	$23.65	1.45	0.88		0.88		0.88		(9.77)	20.78	$10,942,112
2010	$24.42	0.29	2.11	2.40	(0.25)	—	(0.25)	$26.57	1.17	0.92		0.92		0.92		9.90	22.26	$9,693,445
2009	$24.18	0.31	0.24	0.55	(0.31)	—	(0.31)	$24.42	1.54	0.92		0.92		0.92		2.46	32.76	$6,330,268
2008	$36.77	0.51	(9.79)	(9.28)	(0.43)	(2.88)	(3.31)	$24.18	1.64	0.89		0.89		0.89		(27.45)	27.31	$5,152,506
Class R3 Shares
2012	$23.17	0.24	2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95	1.45		1.45		1.60		13.82	17.86	$1,323,766
2011	$26.04	0.24	(2.89)	(2.65)	(0.22)	—	(0.22)	$23.17	0.86	1.45		1.45		1.58		(10.27)	20.78	$1,270,000
2010	$23.96	0.15	2.07	2.22	(0.14)	—	(0.14)	$26.04	0.61	1.45		1.45		1.63		9.30	22.26	$1,311,041
2009	$23.73	0.20	0.23	0.43	(0.20)	—	(0.20)	$23.96	1.02	1.45		1.45		1.64		1.96	32.76	$1,042,248
2008	$36.18	0.33	(9.63)	(9.30)	(0.27)	(2.88)	(3.15)	$23.73	1.07	1.45		1.45		1.62		(27.90)	27.31	$902,150
Class R4 Shares
2012	$23.04	0.29	2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16	1.25		1.25		1.45		14.05	17.86	$1,495,958
2011	$25.90	0.31	(2.89)	(2.58)	(0.28)	—	(0.28)	$23.04	1.12	1.25		1.25		1.41		(10.11)	20.78	$1,296,493
2010	$23.82	0.21	2.05	2.26	(0.18)	—	(0.18)	$25.90	0.85	1.25		1.25		1.49		9.53	22.26	$872,122
2009	$23.60	0.26	0.21	0.47	(0.25)	—	(0.25)	$23.82	1.29	1.25		1.25		1.50		2.16	32.76	$522,363
2008	$36.02	0.44	(9.62)	(9.18)	(0.36)	(2.88)	(3.24)	$23.60	1.51	1.25		1.25		1.40		(27.73)	27.31	$231,960
Class R5 Shares
2012	$23.61	0.37	3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44	0.99		0.99		1.06		14.33	17.86	$4,512,144
2011	$26.53	0.40	(2.98)	(2.58)	(0.34)	—	(0.34)	$23.61	1.39	0.99		0.99		1.04		(9.88)	20.78	$3,709,978
2010	$24.38	0.28	2.11	2.39	(0.24)	—	(0.24)	$26.53	1.11	0.99		0.99		1.08		9.86	22.26	$2,462,021
2009	$24.14	0.30	0.23	0.53	(0.29)	—	(0.29)	$24.38	1.51	0.99		0.99		1.08		2.40	32.76	$1,414,122
2008	$36.74	0.50	(9.81)	(9.31)	(0.41)	(2.88)	(3.29)	$24.14	1.65	0.99		0.99		1.01		(27.54)	27.31	$944,582
Class R6 Shares
2012(c)	$27.14	0.15	(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35 (d)	0.76	(d)	0.76	(d)	0.76	(d)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was May 1, 2012.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

32 Certified Annual Report	Certified Annual Report 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg International Value Fund

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

34    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$986.40	$6.34
Hypothetical*	$1,000.00	$1,018.62	$6.44
Class B Shares
Actual	$1,000.00	$982.50	$10.46
Hypothetical*	$1,000.00	$1,014.45	$10.62
Class C Shares
Actual	$1,000.00	$982.80	$9.99
Hypothetical*	$1,000.00	$1,014.93	$10.15
Class I Shares
Actual	$1,000.00	$988.70	$4.42
Hypothetical*	$1,000.00	$1,020.55	$4.50
Class R3 Shares
Actual	$1,000.00	$985.60	$7.20
Hypothetical*	$1,000.00	$1,017.75	$7.31
Class R4 Shares
Actual	$1,000.00	$986.60	$6.21
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class R5 Shares
Actual	$1,000.00	$987.80	$4.92
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R6 Shares
Actual	$1,000.00	$990.79	$3.77
Hypothetical*	$1,000.00	$1,021.21	$3.83

†	Expenses are equal to the annualized expense ratio for each class (A: 1.28%; B: 2.11%; C: 2.01%; I: 0.89%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.76%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    35

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg International Value Fund versus MSCI EAFE Index and MSCI AC World ex-U.S. Index (May 28, 1998 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	8.89%	-4.61%	9.88%	7.62%
B Shares (Incep: 4/3/00)	8.07%	-4.84%	9.67%	4.99%
C Shares (Incep: 5/28/98)	12.14%	-4.43%	9.56%	7.11%
I Shares (Incep: 3/30/01)	14.47%	-3.34%	10.85%	7.55%
R3 Shares (Incep: 7/1/03)	13.82%	-3.88%	—	9.61%
R4 Shares (Incep: 2/1/07)	14.05%	-3.68%	—	0.76%
R5 Shares (Incep: 2/1/05)	14.33%	-3.43%	—	6.57%
R6 Shares (Incep: 5/1/12)	—	—	—	-0.77%
MSCI EAFE Index (Since 5/28/98)	13.75%	-5.24%	8.20%	3.11%
MSCI AC World ex-U.S. Index (Since 5/28/98)	15.04%	-3.67%	10.32%	4.74%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class B shares carry a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, R5 and R6 shares.

36    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    39

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, the Thornburg International Value Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended September 30, 2012, foreign source income and foreign taxes paid is $662,114,875, and $54,307,676, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions from the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

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OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2012 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports throughout the year from the Advisor. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of foreign equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to a broad-based securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) comparative performance data for the ten most recent calendar years, which showed that the Fund’s investment return for the most recent calendar year was comparable to the returns for the two securities indices considered and the average return of the fund category, and that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of one index in eight of nine years, exceeded or were comparable to the returns of the second index in six of nine years, and exceeded or were comparable to the average returns of the fund category in eight of nine years. Noted quantitative data further showed that the Fund’s investment returns fell near the midpoint of investment performance for the category for the three-month period ended with the second quarter of the second year, fell at or near the third quartile for the year-to-date, one-year and three-year periods, and within the second quartile for the five-year period. Data presented to the Trustees also showed that the Fund’s annualized total returns over the ten-year period ended with the second quarter fell within the top decile of performance for the category, and also demonstrated the Fund’s higher cumulative return since inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of foreign equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was slightly lower than the median and average fee levels of the category of mutual funds, and that the overall expense ratio for the Fund was slightly lower than the median and lower than the average expense ratios for the fund category. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous

Certified Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2012 (Unaudited)

observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    43

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

44    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    45

FIRM & PHILOSOPHY The Firm Thornburg Investment Management is a privately held investment management company based in Santa Fe, New Mexico with assets under management of $81 billion. Founded in 1982, the firm manages seven equity funds, nine bond funds, and separate portfolios for select institutions and individuals. Investment Philosophy We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and managing risk in all market environments. Portfolio Holdings Disclosure We believe you should know about your portfolio. Our website keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings. Co-Ownership of Funds We invest side-by-side with the Funds’ shareholders. Our employees have invested $247 million in Thornburg products.

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    47

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and domestic and foreign debt obligations. The Fund may also invest in developing countries.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Impact due to performance of IPOs, as disclosed in the following letter to shareholders, is calculated using the performance on the first day of the IPO, assuming that the acquired shares are held to the end of the first day.

Share Class	NASDAQ Symbol	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Glossary

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Selection Effect – The portion of portfolio excess return attributed to choosing different securities within groups compared to the benchmark.

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THORNBURG CORE GROWTH FUND

Portfolio Managers

Tim Cunningham, CFA and Greg Dunn

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.45%, as disclosed in the most recent Prospectus.

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks, and it is easy to understand why. Growth stocks generate excitement. These are stocks whose rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio managers Tim Cunningham and Greg Dunn apply a rigorous stock selection process to the investments that comprise the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Their overarching philosophy is to create a fund that pursues good performance over the long term, while seeking to reduce volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, the Fund’s managers can evaluate each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without sales charge	43.36%	11.98%	-1.59%	11.66%	4.23%
With sales charge	36.89%	10.28%	-2.50%	11.16%	3.83%
Russell 3000G Index
(Since: 12/27/00)	29.35%	14.69%	3.22%	8.57%	1.63%

4    This page is not part of the Annual Report.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, we drill down into the company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative factors. Most are rejected and logged as a screening rejection. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and scrutinize the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

We are not go-along-with-the-crowd types and are not tied to mainstream thinking. While they have access to the best of Wall Street’s analysis, they are not ruled by it.

The team tests the strength of a company’s underlying business model against a variety of what-if screens. Besides conducting site visits and interviewing company management, they also check in with a company’s major customers, suppliers, and distributors to get a complete picture of a company before investing. Revenue and cost of goods sold are given particular attention. All data points are broken down in several ways before reaching an investment decision.

Stocks Contributing and Detracting

For the Year Ended September 30, 2012

Top Contributors	Top Detractors
RSC Holdings, Inc.	Supergroup plc
Zoll Medical Corp.	Vera Bradley, Inc.
SuccessFactors	Expeditors International of Washington, Inc.
Gilead Sciences, Inc.	Spirit Airlines, Inc.
Visa, Inc.	ON Semiconductor Corp.

Source: FactSet

Key Portfolio Attributes

As of September 30, 2012

Portfolio P/E Trailing 12-months*	25.8x

Portfolio Price to Cash Flow*	14.3x

Portfolio Price to Book Value*	3.6x

Median Market Cap*	$6.1 B

7-Year Beta (A Shares vs. Russell 3000G)*	1.17

Number of Companies	48

*	Source: FactSet

Market Capitalization Exposure

As of September 30, 2012

Basket Structure

As of September 30, 2012

This page is not part of the Annual Report.    5

Thornburg Core Growth Fund – September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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LETTER TO SHAREHOLDERS

October 15, 2012

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2012, the Thornburg Core Growth Fund returned 43.36% for the Class A shares at net asset value (NAV), materially outperforming its benchmark, the Russell 3000 Growth Index, which returned 29.35%. On September 30, 2012, the NAV of the Class A shares was $19.11.

On a point-to-point basis, domestic equity markets performed extremely well during the period. However, the headline numbers overlook the extreme volatility during the period. Markets rallied strongly off the summer lows in late 2011, as global macroeconomic data generally showed signs of improvement and market sentiment turned bullish. The summer of 2012 saw another significant downturn, very similar to the summer of 2011, as macro data deteriorated and investors generally became more cautious. This time it took a quasi-coordinated stimulus effort from several central banks around the world to create another strong rally in equity markets across the globe. We think it is important to note that these larger periods of rally and pullback do not tell the full story. Markets exhibited shorter-term periods of risk-on/risk-off sentiment, with investors rapidly entering and exiting high-beta and defensive stocks, often driven by macroeconomic headlines.

While we are very aware of macroeconomic conditions, we prefer to focus on individual stocks and their fundamentals. As bottom up, fundamentally driven stock pickers, we get excited when we see promising growth stocks trading at attractive valuations. So while the market volatility has been difficult for investors to stomach, the short-term hot/cold markets provide opportunities. We have been more active than usual with both trims and adds, as well as full sells and new buys. This helped contribute to our outperformance during the period. Fund investments in initial public offerings contributed 1.61% to performance for the fiscal year.

Stock selection is typically the primary driver of performance, as it was during this period. Our selection effect was materially positive in information technology, health care, industrials, and telecommunication services and materially negative in consumer discretionary. During the period, our contributors added significantly more to performance than detractors hurt, driving the strong excess returns. We were also pleased with our risk control; during the period, we had very few stocks that materially detracted from performance.

Top contributors to performance during this period included RSC Holdings, Zoll Medical, SuccessFactors, Gilead Sciences, and Visa.

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LETTER TO SHAREHOLDERS, CONTINUED

Within the industrials sector, RSC Holdings, an equipment rental provider in North America, was acquired by United Rental for a 58% premium. We sold the position at our target price, but have recently reentered the combined entity after the stock pulled back to an attractive valuation while the fundamentals remain strong. Zoll Medical is a fast-growing provider of defibrillator products. As the stock appreciated, we sold the name at our target price. SuccessFactors, a provider of cloud-based software solutions, was acquired by SAP AG for a 50% premium, and we sold after the acquisition. Gilead Sciences continues to execute against its opportunity within the HIV and Hepatitis C markets, increasing market share and growing revenues. Visa continues to be a large position and a strong performer. The company is well positioned as one of two main players in a duopoly market. Visa continues to benefit from the move from cash and checks to credit and debit card transactions.

Top detractors for the period included Supergroup, Vera Bradley, Expeditors International of Washington, Spirit Airlines, and ON Semiconductor.

Supergroup, a U.K. based fashion retailer, declined as investors became increasingly concerned about the willingness and ability of U.K. retail consumers to continue discretionary spending in the difficult economic environment. Separately, we became increasingly concerned about deterioration in the perception of the brand and sold the stock. Vera Bradley designs fashion accessories for women; they are particularly strong in purses. We sold the stock as sales growth decelerated and we found more attractive opportunities elsewhere. Expeditors International of Washington is a global logistics company. They primarily match customers with cargo to ship to customers with capacity such as airfreight and ocean shipping lines. We sold the stock as global volumes declined on weak demand from Europe. Spirit Airlines is a domestic low cost carrier that reported weaker revenue trends than we anticipated. We sold the stock as it was not tracking our investment thesis. ON Semiconductor is a provider of mostly commodity semiconductor chips that go into a wide range of products; it is leveraged to general spending and the overall business cycle. The stock has sold off on general macroeconomic concerns; however, we believe the market is relatively close to the bottom of the cycle and that ON will prove to be a good performer in future periods.

The concerns that have driven the higher-than-normal market volatility continue to linger: the strength of the U.S. recovery, the European debt crisis, and the slowdown in the Chinese economy — to name a few of the larger ones. There is no easy, short-term fix for any of these issues, and we suspect they will continue to drive market volatility going forward. In the meantime, we will continue to attempt to take advantage of the opportunities presented. In risk-off environments, we will seek to add to existing positions and find exciting new opportunities trading at discounts. Alternatively, in risk-on environments, we will seek to trim or sell some of our holdings at elevated prices.

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As always, we will continue to seek out promising growth companies with sound business fundamentals trading at attractive valuations. Thank you for your investment in Thornburg Core Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2012

Top Ten Equity Holdings

As of 9/30/12

Apple, Inc.	3.4%	AutoZone, Inc.	2.8%
Visa, Inc.	3.3%	Gilead Sciences, Inc.	2.8%
Qualcomm, Inc.	3.0%	The Advisory Board Co.	2.5%
Google, Inc.	2.9%	priceline.com, Inc.	2.5%
Amazon.com, Inc.	2.8%	Royal Caribbean Cruises Ltd.	2.5%

Summary of Industry Exposure

As of 9/30/12

Software & Services	21.6%	Materials	2.1%
Technology Hardware & Equipment	13.6%	Banks	2.1%
Retailing	12.2%	Consumer Durables & Apparel	2.0%
Pharmaceuticals, Biotechnology & Life Sciences	7.3%	Capital Goods	2.0%
Diversified Financials	6.6%	Telecommunication Services	1.9%
Commercial & Professional Services	5.9%	Health Care Equipment & Services	1.8%
Energy	4.7%	Transportation	1.7%
Consumer Services	3.6%	Other Assets & Liabilities	8.2%
Semiconductors & Semiconductor Equipment	2.7%

Summary of Country Exposure

As of 9/30/12 (percent of equity holdings)

United States	93.2%	Canada	2.5%
Israel	2.8%	Argentina	1.5%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

	Shares/ Principal Amount	Value
COMMON STOCK — 91.85%

BANKS — 2.07%
COMMERCIAL BANKS — 2.07%
[a] SVB Financial Group	231,630	$14,004,350

		14,004,350

CAPITAL GOODS — 1.97%
TRADING COMPANIES & DISTRIBUTORS — 1.97%
[a] United Rentals, Inc.	407,453	13,327,788

		13,327,788

COMMERCIAL & PROFESSIONAL SERVICES — 5.91%
COMMERCIAL SERVICES & SUPPLIES — 3.38%
[a] Portfolio Recovery Associates, Inc.	93,791	9,794,594
[a] Stericycle, Inc.	144,661	13,094,714
PROFESSIONAL SERVICES — 2.53%
[a] The Advisory Board Co.	357,106	17,080,380

		39,969,688

CONSUMER DURABLES & APPAREL — 2.04%
TEXTILES, APPAREL & LUXURY GOODS — 2.04%
Nike, Inc.	145,000	13,761,950

		13,761,950

CONSUMER SERVICES — 3.57%
HOTELS, RESTAURANTS & LEISURE — 3.57%
Las Vegas Sands Corp.	157,000	7,280,090
Royal Caribbean Cruises Ltd.	558,997	16,887,299

		24,167,389

DIVERSIFIED FINANCIALS — 6.61%
CAPITAL MARKETS — 6.61%
[a] Affiliated Managers Group, Inc.	112,387	13,823,601
Charles Schwab Corp.	1,223,535	15,649,013
[a] WisdomTree Investments, Inc.	2,273,419	15,231,907

		44,704,521

ENERGY — 4.70%
ENERGY EQUIPMENT & SERVICES — 2.15%
Halliburton Co.	432,000	14,554,080
OIL, GAS & CONSUMABLE FUELS — 2.55%
[a] Continental Resources, Inc.	131,000	10,073,900
[a] Sanchez Energy Corp.	350,600	7,162,758

		31,790,738

HEALTH CARE EQUIPMENT & SERVICES — 1.79%
HEALTH CARE PROVIDERS & SERVICES — 1.79%
[a] HMS Holdings Corp.	361,100	12,071,573

		12,071,573

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

	Shares/ Principal Amount	Value
MATERIALS — 2.12%
METALS & MINING — 2.12%
Allegheny Technologies, Inc.	449,373	$14,334,999

		14,334,999

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.29%
BIOTECHNOLOGY — 2.75%
[a] Gilead Sciences, Inc.	280,479	18,604,172
LIFE SCIENCES TOOLS & SERVICES — 2.29%
[a] Illumina, Inc.	320,300	15,438,460
PHARMACEUTICALS — 2.25%
[a] Valeant Pharmaceuticals International, Inc.	275,400	15,221,358

		49,263,990

RETAILING — 12.23%
DISTRIBUTORS — 1.67%
[a] LKQ Corp.	609,640	11,278,340
INTERNET & CATALOG RETAIL — 5.32%
[a] Amazon.com, Inc.	74,591	18,969,983
[a] priceline.com, Inc.	27,432	16,973,001
SPECIALTY RETAIL — 5.24%
[a] AutoZone, Inc.	51,181	18,920,080
[a] Tilly’s, Inc.	372,090	6,820,410
[a] Urban Outfitters, Inc.	258,900	9,724,284

		82,686,098

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.74%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.74%
[a] Mellanox Technologies Ltd.	70,403	7,148,016
[a] ON Semiconductor Corp.	1,843,522	11,374,531

		18,522,547

SOFTWARE & SERVICES — 21.62%
INFORMATION TECHNOLOGY SERVICES — 5.09%
[a] Verifone Systems, Inc.	432,000	12,031,200
Visa, Inc.	166,806	22,398,710
INTERNET SOFTWARE & SERVICES — 6.57%
[a] Google, Inc.	26,142	19,724,139
MercadoLibre, Inc.	114,382	9,442,234
[a] VeriSign, Inc.	312,898	15,235,004
SOFTWARE — 9.96%
[a] Allot Communications Ltd.	382,525	10,144,563
[a] BroadSoft, Inc.	221,602	9,090,114
[a] Ellie Mae, Inc.	256,100	6,973,603
[a] Guidewire Software, Inc.	317,702	9,864,647
[a] Imperva, Inc.	243,262	8,998,261
Solera Holdings, Inc.	275,377	12,080,789
[a] VMware, Inc.	105,820	10,237,027

		146,220,291

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

	Shares/ Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 13.59%
COMMUNICATIONS EQUIPMENT — 5.47%
[a] Aruba Networks, Inc.	408,400	$9,182,874
[a] Juniper Networks, Inc.	451,700	7,728,587
Qualcomm, Inc.	321,344	20,080,786
COMPUTERS & PERIPHERALS — 8.12%
Apple, Inc.	34,911	23,294,714
[a] EMC Corp.	527,544	14,386,125
[a] Fusion-io, Inc.	284,100	8,599,707
[a] NetApp, Inc.	262,968	8,646,388

		91,919,181

TELECOMMUNICATION SERVICES — 1.85%
WIRELESS TELECOMMUNICATION SERVICES — 1.85%
[a] SBA Communications Corp.	199,313	12,536,788

		12,536,788

TRANSPORTATION — 1.75%
AIR FREIGHT & LOGISTICS — 1.75%
FedEx Corp.	139,827	11,832,161

		11,832,161

TOTAL COMMON STOCK (Cost $481,984,156)		621,114,052

SHORT TERM INVESTMENTS — 8.12%
Bank of New York Tri-Party Repurchase Agreement 0.28% dated 9/28/2012 due 10/1/2012, repurchase price $10,000,233 collateralized by 2 corporate debt securities, having an aver-age coupon of 5.675%, a minimum credit rating of BBB, maturity dates from 7/15/2014 to 7/15/2041, and having an aggregate market value of $10,688,770 at 9/28/2012	$10,000,000	10,000,000
Darden Restaurants, Inc., 0.32%, 10/1/2012	29,919,000	29,919,000
NYSE Euronext, Inc., 0.37%, 10/1/2012	15,000,000	15,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $54,919,000)		54,919,000

TOTAL INVESTMENTS — 99.97% (Cost $536,903,156)		$676,033,052
OTHER ASSETS LESS LIABILITIES — 0.03%		184,356

NET ASSETS — 100.00%		$676,217,408

Footnote Legend

a	Non-income producing.

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2012

ASSETS
Investments at value (cost $536,903,156) (Note 2)	$676,033,052
Cash	116,316
Receivable for investments sold	2,327,063
Receivable for fund shares sold	717,102
Dividends receivable	161,463
Interest receivable	233
Prepaid expenses and other assets	36,991

Total Assets	679,392,220

LIABILITIES
Payable for fund shares redeemed	2,011,546
Payable to investment advisor and other affiliates (Note 3)	721,889
Accounts payable and accrued expenses	441,377

Total Liabilities	3,174,812

NET ASSETS	$676,217,408

NET ASSETS CONSIST OF:
Net investment loss	$(5,429,218)
Net unrealized appreciation on investments	139,129,896
Accumulated net realized gain (loss)	(562,725,186)
Net capital paid in on shares of beneficial interest	1,105,241,916

$676,217,408

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 225,944,866 applicable to 11,821,808 shares of beneficial interest outstanding - Note 4)	$19.11
Maximum sales charge, 4.50% of offering price	0.90

Maximum offering price per share	$20.01

Class C Shares:
Net asset value and offering price per share* ($ 156,597,341 applicable to 9,010,357 shares of beneficial interest outstanding - Note 4)	$17.38

Class I Shares:
Net asset value, offering and redemption price per share ($ 116,567,163 applicable to 5,830,840 shares of beneficial interest outstanding - Note 4)	$19.99

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 106,353,456 applicable to 5,566,676 shares of beneficial interest outstanding - Note 4)	$19.11

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 9,343,574 applicable to 487,177 shares of beneficial interest outstanding - Note 4)	$19.18

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 61,411,008 applicable to 3,075,100 shares of beneficial interest outstanding - Note 4)	$19.97

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income	$3,153,829
Interest income	80,725

Total Income	3,234,554

EXPENSES:
Investment advisory fees (Note 3)	5,993,444
Administration fees (Note 3)
Class A Shares	284,995
Class C Shares	195,147
Class I Shares	62,212
Class R3 Shares	143,087
Class R4 Shares	12,127
Class R5 Shares	31,733
Distribution and service fees (Note 3)
Class A Shares	569,984
Class C Shares	1,560,969
Class R3 Shares	571,584
Class R4 Shares	24,093
Transfer agent fees
Class A Shares	457,250
Class C Shares	330,632
Class I Shares	135,751
Class R3 Shares	282,705
Class R4 Shares	26,821
Class R5 Shares	214,418
Registration and filing fees
Class A Shares	21,979
Class C Shares	20,955
Class I Shares	23,888
Class R3 Shares	30,175
Class R4 Shares	22,696
Class R5 Shares	21,475
Custodian fees (Note 3)	109,751
Professional fees	65,833
Accounting fees	31,165
Trustee fees	18,555
Other expenses	51,011

Total Expenses	11,314,435
Less:
Expenses reimbursed by investment advisor (Note 3)	(703,663)

Net Expenses	10,610,772

Net Investment Loss	$(7,376,218)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$122,829,101
Foreign currency transactions	(3,148)

122,825,953

Net change in unrealized appreciation (depreciation) on:
Investments	132,918,325
Foreign currency translations	616

132,918,941

Net Realized and Unrealized Gain	255,744,894

Net Increase in Net Assets Resulting from Operations	$248,368,676

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Core Growth Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(7,376,218)	$(10,476,393)
Net realized gain (loss) on investments and foreign currency transactions	122,825,953	228,456,364
Net unrealized appreciation (depreciation) on investments and foreign currency translation	132,918,941	(168,137,714)

Net Increase (Decrease) in Net Assets Resulting from Operations	248,368,676	49,842,257

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(63,234,219)	(175,820,842)
Class C Shares	(35,054,311)	(79,773,991)
Class I Shares	(43,751,698)	(59,949,918)
Class R3 Shares	(43,593,620)	(110,226,931)
Class R4 Shares	(4,685,753)	(15,430,363)
Class R5 Shares	(28,895,377)	(284,360,787)

Net Increase (Decrease) in Net Assets	29,153,698	(675,720,575)

NET ASSETS:
Beginning of Year	647,063,710	1,322,784,285

End of Year	$676,217,408	$647,063,710

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the security. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$621,114,052	$621,114,052	$—	$—
Short Term Investments	54,919,000	—	54,919,000	—

Total Investments in Securities	$676,033,052	$621,114,052	$54,919,000	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in ASU No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the year.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains on investments of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investments transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $675 for Class A shares, $110,914 for Class I shares, $341,523 for Class R3 shares, $37,340 for Class R4 shares, and $213,211 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned commissions aggregating $16,843 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,156 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, there were no fees paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,659,809	$28,820,612	1,523,774	$23,528,867
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(5,449,613)	(92,055,088)	(12,914,624)	(199,351,773)
Redemption fees received*	—	257	—	2,064

Net increase (decrease)	(3,789,804)	$(63,234,219)	(11,390,850)	$(175,820,842)

Class C Shares
Shares sold	607,243	$9,426,297	660,446	$9,280,741
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,877,094)	(44,480,784)	(6,273,338)	(89,056,037)
Redemption fees received*	—	176	—	1,305

Net increase (decrease)	(2,269,851)	$(35,054,311)	(5,612,892)	$(79,773,991)

Class I Shares
Shares sold	2,116,293	$37,348,099	2,621,591	$41,975,065
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(4,549,708)	(81,099,955)	(6,385,486)	(101,926,048)
Redemption fees received*	—	158	—	1,065

Net increase (decrease)	(2,433,415)	$(43,751,698)	(3,763,895)	$(59,949,918)

Class R3 Shares
Shares sold	1,184,634	$20,242,338	1,804,561	$27,972,861
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(3,805,079)	(63,836,088)	(8,987,536)	(138,200,925)
Redemption fees received*	—	130	—	1,133

Net increase (decrease)	(2,620,445)	$(43,593,620)	(7,182,975)	$(110,226,931)

Class R4 Shares
Shares sold	285,912	$4,904,776	489,460	$7,637,091
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(578,486)	(9,590,540)	(1,513,646)	(23,067,562)
Redemption fees received*	—	11	—	108

Net increase (decrease)	(292,574)	$(4,685,753)	(1,024,186)	$(15,430,363)

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	944,144	$16,893,382	2,048,486	$33,073,276
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,695,752)	(45,788,832)	(19,949,793)	(317,435,221)
Redemption fees received*	—	73	—	1,158

Net increase (decrease)	(1,751,608)	$(28,895,377)	(17,901,307)	$(284,360,787)

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 —   SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $819,906,228 and $1,087,783,025, respectively.

NOTE 6 —   INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$539,352,671

Gross unrealized appreciation on a tax basis	$145,925,569
Gross unrealized depreciation on a tax basis	(9,245,188)

Net unrealized appreciation (depreciation) on investments (tax basis)	$136,680,381

The Fund utilized $124,412,762 of capital loss carryforwards during the year ended September 30, 2012.

At September 30, 2012, the Fund had deferred tax basis late-year ordinary investment losses of $5,429,218. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund's fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Fund had cumulative tax basis capital losses which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$306,917,260
2018	253,358,410

$560,275,670

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $1,950,148, decreased accumulated net realized loss by $3,148, and decreased net investment loss by $1,947,000. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from nondeductible net operating loss and currency losses.

At September 30, 2012, the Fund did not have any undistributed tax basis, net ordinary income or undistributed tax basis capital gains.

The Fund did not pay any distributions during the years ended September 30, 2012 or September 30, 2011.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the year ended September 30, 2012, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

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FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)	1.48	1.49	1.48	43.36	122.93	$225,945
2011(b)	$13.81	(0.15)	(0.33)	(0.48)	—	—	—	$13.33	(0.96)	1.45	1.45	1.45	(3.48)	80.53	$208,135
2010(b)	$13.61	(0.15)	0.35	0.20	—	—	—	$13.81	(1.09)	1.48	1.48	1.48	1.47	75.06	$372,954
2009(b)	$13.36	(0.09)	0.34	0.25	—	—	—	$13.61	(0.81)	1.48	1.48	1.49	1.87	82.86	$511,065
2008(b)	$20.72	(0.10)	(7.25)	(7.35)	—	(0.01)	(0.01)	$13.36	(0.58)	1.38	1.38	1.38	(35.48)	79.73	$738,457
Class C Shares
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)	2.25	2.25	2.25	42.23	122.93	$156,597
2011	$12.75	(0.24)	(0.29)	(0.53)	—	—	—	$12.22	(1.71)	2.20	2.20	2.20	(4.16)	80.53	$137,799
2010	$12.66	(0.23)	0.32	0.09	—	—	—	$12.75	(1.84)	2.23	2.23	2.23	0.71	75.06	$215,413
2009	$12.53	(0.16)	0.29	0.13	—	—	—	$12.66	(1.59)	2.26	2.26	2.26	1.04	82.86	$289,224
2008	$19.57	(0.22)	(6.81)	(7.03)	—	(0.01)	(0.01)	$12.53	(1.34)	2.13	2.13	2.13	(35.93)	79.73	$385,110
Class I Shares
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)	0.99	0.99	1.08	44.02	122.93	$116,567
2011	$14.31	(0.08)	(0.35)	(0.43)	—	—	—	$13.88	(0.49)	0.99	0.99	1.07	(3.00)	80.53	$114,679
2010	$14.04	(0.09)	0.36	0.27	—	—	—	$14.31	(0.60)	0.99	0.99	1.08	1.92	75.06	$172,126
2009	$13.71	(0.03)	0.36	0.33	—	—	—	$14.04	(0.29)	0.97	0.97	1.08	2.41	82.86	$218,300
2008	$21.16	(0.03)	(7.41)	(7.44)	—	(0.01)	(0.01)	$13.71	(0.17)	0.96	0.96	0.96	(35.17)	79.73	$346,497
Class R3 Shares
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)	1.50	1.50	1.80	43.36	122.93	$106,353
2011	$13.82	(0.16)	(0.33)	(0.49)	—	—	—	$13.33	(1.01)	1.50	1.50	1.77	(3.55)	80.53	$109,127
2010	$13.62	(0.15)	0.35	0.20	—	—	—	$13.82	(1.11)	1.50	1.50	1.79	1.47	75.06	$212,360
2009	$13.37	(0.09)	0.34	0.25	—	—	—	$13.62	(0.84)	1.49	1.49	1.76	1.87	82.86	$278,576
2008	$20.75	(0.13)	(7.24)	(7.37)	—	(0.01)	(0.01)	$13.37	(0.74)	1.50	1.50	1.72	(35.53)	79.73	$289,500
Class R4 Shares
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)	1.40	1.40	1.78	43.46	122.93	$9,344
2011	$13.84	(0.14)	(0.33)	(0.47)	—	—	—	$13.37	(0.91)	1.40	1.40	1.76	(3.40)	80.53	$10,423
2010	$13.63	(0.14)	0.35	0.21	—	—	—	$13.84	(1.01)	1.40	1.40	1.73	1.54	75.06	$24,968
2009	$13.37	(0.08)	0.34	0.26	—	—	—	$13.63	(0.77)	1.40	1.40	1.83	1.94	82.86	$30,871
2008	$20.73	(0.13)	(7.22)	(7.35)	—	(0.01)	(0.01)	$13.37	(0.78)	1.40	1.40	1.73	(35.47)	79.73	$21,047
Class R5 Shares
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)	0.98	0.99	1.32	44.08	122.93	$61,411
2011	$14.30	(0.08)	(0.36)	(0.44)	—	—	—	$13.86	(0.51)	0.99	0.99	1.22	(3.08)	80.53	$66,901
2010	$14.02	(0.08)	0.36	0.28	—	—	—	$14.30	(0.60)	0.99	0.99	1.18	2.00	75.06	$324,963
2009	$13.70	(0.04)	0.36	0.32	—	—	—	$14.02	(0.34)	0.99	0.99	1.27	2.34	82.86	$323,268
2008	$21.15	(0.05)	(7.39)	(7.44)	—	(0.01)	(0.01)	$13.70	(0.30)	0.99	0.99	1.18	(35.19)	79.73	$251,299

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund	September 30, 2012

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,021.90	$7.39
Hypothetical*	$1,000.00	$1,017.69	$7.37
Class C Shares
Actual	$1,000.00	$1,018.20	$11.08
Hypothetical*	$1,000.00	$1,014.02	$11.05
Class I Shares
Actual	$1,000.00	$1,024.60	$5.01
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$1,021.90	$7.58
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class R4 Shares
Actual	$1,000.00	$1,022.40	$7.08
Hypothetical*	$1,000.00	$1,018.00	$7.06
Class R5 Shares
Actual	$1,000.00	$1,024.60	$4.98
Hypothetical*	$1,000.00	$1,020.09	$4.96

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 2.20%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.98%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Core Growth Fund versus Russell 3000 Growth Index (December 27, 2000 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 12/27/00)	36.89%	-2.50%	11.16%	3.83%
C Shares (Incep: 12/27/00)	41.23%	-2.33%	10.74%	3.40%
I Shares (Incep: 11/1/03)	44.02%	-1.12%	—	7.28%
R3 Shares (Incep: 7/1/03)	43.36%	-1.62%	—	7.94%
R4 Shares (Incep: 2/1/07)	43.46%	-1.53%	—	0.27%
R5 Shares (Incep: 10/3/05)	44.08%	-1.13%	—	5.01%
Russell 3000G Index (Since: 12/27/00)	29.35%	3.22%	8.57%	1.63%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the annual evaluation of the Advisor's performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of this information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide range of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over different periods of time, relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2012 (Unaudited)

broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In reviewing quantitative and performance data presented, the Trustees considered (among other aspects of the data) comparative performance data for the ten most recent calendar years, which showed the Fund’s investment return for the most recent calendar year was higher than the average return for the mutual fund category and the return for one of the two indices and comparable to the return for the other index, and that the Fund’s returns for the preceding nine calendar years exceeded the average returns of the category in six of the nine years and exceeded or were comparable to the returns of each of the two indices in seven of the nine years. Other noted quantitative data showed that the Fund’s investment returns fell somewhat above the mid-point of performance for the mutual fund category for the year-to-date and somewhat below the mid-point for the three-year period ended with the second quarter of the current year, fell near the top decile of performance for the one-year period, and fell in the third quartile of performance for the category for the three-month period. Data presented to the Trustees also showed that the Fund’s returns over a ten-year period fell within the top decile of the performance for the category, and also demonstrated the Fund’s higher cumulative return since inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee charged by the Advisor to the Fund, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged by the Advisor was somewhat higher than the median and average fee rates charged to the fund category, and that the overall expense ratio of a reference share class of the Fund was slightly higher than the median and average expense ratios for the fund category. The Trustees did not find these differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2012 (Unaudited)

economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor's receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor's expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund's prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    39

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Thornburg International Growth Fund

Comprehensive International Growth Investing

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including partnership interests and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152

Glossary

Brazil Bovespa Index – A gross total return index weighted by traded volume and it is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

German DAX Index – The DAX Index represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.

IBEX 35 Index – The IBEX 35 is the official index of the Spanish Continuous Market. The index is comprised of the 35 most liquid stocks traded on the Continuous Market.

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

MSCI Philippines Index – This index is designed to measure the performance of the large and mid-cap segments of the Philippines market. With 19 constituents, the index covers about 85% of the Philippines equity universe.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. Book value is simply assets minus liabilities.

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

Selection Effect – The portion of portfolio excess return attributed to choosing different securities within groups compared to the benchmark.

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THORNBURG INTERNATIONAL GROWTH FUND

Portfolio Managers

.

Tim Cunningham, CFA, and Greg Dunn

IMPORTANT

PERFORMANCE INFORMATION

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual operating expenses of Class A shares are 1.54% as disclosed in the most recent Prospectus.

Comprehensive International Growth Investing

A major benefit of an interconnected global economy is the ability to tap into a country’s or region’s comparative advantages. Some countries have abundant natural resources, while others excel at manufacturing or engineering. The ability to allocate capital across borders allows the entire globe to benefit from these advantages. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, the team employs a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: Growth Industry Leaders, Consistent Growth Companies, or Emerging Growth Companies. From those baskets, the team will typically build a portfolio of 35–55 stocks, which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while attempting to manage downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 2/1/07)
Without sales charge	18.03%	15.35%	2.12%	5.96%
With sales charge	12.72%	13.58%	1.19%	5.11%
MSCI AC World ex-U.S. Growth Index
(Since 2/1/07)	15.40%	4.64%	-3.76%	-0.44%

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Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive, consistent returns over the long term.

Stocks Contributing And Detracting

For the Year Ended September 30, 2012

Top Contributors	Top Detractors
Tower Bersama Infrastructure	Supergroup plc
MercadoLibre, Inc.	blinkx plc
Puregold Price Club, Inc.	zooplus AG
Jubilant FoodWorks Ltd.	Start Today Co. Ltd.
InterXion Holding N.V.	APR Energy plc

Source: FactSet

Key Portfolio Attributes

As of September 30, 2012

Portfolio P/E Trailing 12-months*	24.7x

Portfolio Price to Cash Flow*	14.4x

Portfolio Price to Book Value*	3.9x

Median Market Cap*	$3.7 B

5-Year Beta (A Shares vs. Benchmark)*	0.92

Number of Companies	53

* Source: FactSet

Market Capitalization Exposure

As of September 30, 2012

Basket Structure

As of September 30, 2012

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Thornburg International Growth Fund –

September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 14, 2012

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2012, the Thornburg International Growth Fund returned 18.03% for the Class A shares at net asset value (NAV), outperforming its benchmark, the MSCI All Country World ex-U.S. Growth Index, which returned 15.40%. On September 30, 2012, the NAV of the Class A shares was $15.78.

Broadly speaking, we’ve seen international markets rally, retreat, and rally again, swinging 15-20% in both directions over a period of months. Macroeconomic uncertainty, marginal gross domestic product (GDP) growth, and see-sawing investor sentiment have led to a continuation of the risk on/risk off investing environment we have grown accustomed to over the last couple of years. Overall, the trailing twelve-month period has treated investors well, but when viewed from a geographic standpoint, one sees that the market action was not a rising tide that lifted all boats. The German DAX Index was up 31%, but the Spanish IBEX Index declined 10%. In the emerging markets, the Philippines Index increased 35% while the Brazil Bovespa Index declined more than 8% (both include the impact of currency – a negative for Brazil, a positive for the Philippines).

We do not try to predict which markets will go up or down; rather, we focus our efforts on bottom-up stock selection, which has historically helped us avoid weak geographies and participate in strong ones. A good example is Brazil. At the end of 2010, we had nearly 7% of the Fund invested in Brazilian equities. By September 2011, we had no exposure to Brazil, and so, we avoided the bulk of the weak performance there over the past twelve months. It was not a top-down, macro call. It was a bottom-up, stock-by-stock decision. Our sell discipline drives us to sell stocks at price targets or when fundamentals begin to deteriorate, as happened to our holdings in Brazil. That helped us exit those positions at the appropriate time and avoid a tough market. As managers of an international fund, we have wide latitude to go where we find promising growth companies trading at attractive valuations, and for the most part over the past year, Brazil stocks simply did not make the cut as we added new names to the portfolio. In a volatile market with a significant disparity between winners and losers, we find ourselves relying on our bottom-up process to help us identify the best companies and, in turn, the best geographies.

Clearly, stock selection tends to be the primary driver of performance, as it was during this period. Our selection effect was materially positive in telecommunication services, industrials, consumer staples, and materials, and materially negative in consumer discretionary. Our investment decisions are driven by our bottom-up, fundamental research, so we were pleased to have such strong stock selection for the period.

Top contributors to performance during this period included Tower Bersama Infrastructure, MercadoLibre, Puregold Price Club, Jubilant FoodWorks, and InterXion Holding.

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LETTER TO SHAREHOLDERS,

CONTINUED

Tower Bersama Infrastructure, headquartered in Indonesia, operates cell phone towers. Indonesia is in the relatively early stages of telecommunication development, where wireless carriers tend to own and operate their own in-house towers. This is highly inefficient as a typical tower is expensive and is capable of holding the equipment for several wireless providers. Tower Bersama has benefitted from acquiring a large block of towers from one of the wireless carriers and has been able to leverage those underutilized towers by adding additional tenants.

MercadoLibre, an eBay style e-commerce platform serving Latin America, benefits from the long-term structural trend of retail moving from physical stores to online following recent improvements to the firm’s online platform where there was a significant increase in customer transaction value on the platform.

Puregold Price Club is the second-largest retailer among hypermarkets, supermarkets, and cash-and-carry stores in the Philippines; the company also operates a Costco-like membership shopping club chain. The stock has performed well, driven by store expansion in a relatively underpenetrated retail market and by strong growth prospects from the membership-shopping segment.

Jubilant FoodWorks operates the Domino’s Pizza chain in India. While Jubilant FoodWorks has performed well on an operational level, increasing restaurant count and generating strong same store sales, they have also benefitted from a broad rally in risk assets, as India has been one of the best performing markets in the world for the period.

InterXion Holding is a data center company providing space, power, and cooling in a secured environment, housing customers’ computing, network, storage, and IT infrastructure. As data continues to grow and as cloud architecture becomes more prevalent, data centers should continue to proliferate.

Top detractors for the period included Supergroup, blinkx, zooplus, Start Today, and APR Energy.

Supergroup, a U.K. based fashion retailer, declined as investors became increasingly concerned about the willingness and ability of U.K. retail consumers to continue spending in the difficult economic environment. We also became increasingly concerned about deterioration in the brand and sold the stock.

blinkx is a London-based specialty search engine focused on analyzing and aggregating video content. It encountered significant selling pressure after missing earnings expectations, utilizing a dilutive secondary offering to fund an unpopular acquisition, and announcing a significant change in strategy. We sold blinkx due to the fundamental deterioration mentioned above and the impact on our investment thesis.

zooplus, an online retailer of pet food and pet supplies mostly in Europe, incurred expansion costs causing free cash flow to change from positive to negative. This limited the company’s ability to spend on marketing, hurting estimates of future sales and the stock price. We sold zooplus during the period.

Start Today operates an online shopping mall in Japan focused on fast fashion apparel. Start Today essentially functions as the outsourced e-commerce website for its retail partners, who sell their merchandise on Start Today’s online mall. Company management released aggressive targets for its fiscal year, and although growth has been impressive, it appears unlikely to meet the lofty growth targets. Subsequently, we have sold the stock.

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LETTER TO SHAREHOLDERS,

CONTINUED

APR Energy plc is a temporary power generation company. They transport portable power generators to temporary locations to supplement power needs for natural disasters or temporary power shortages. APR has been aggressively ramping up their number of power generation units they own. We had expected the units to be easily deployed into use creating strong sales and earnings growth through high capacity utilization. Unfortunately, APR has not been able to deploy the power generation as quickly as they had planned. This slower pace of deployment caused lower than expected operating results and returns on capital employed – causing us to sell the stock.

The key concerns that have driven the higher-than-normal market volatility linger: the strength of the U.S. recovery, the European debt crisis, and the slowdown in the Chinese economy – to name a few of the larger ones. There is no easy, short-term “fix” for any of these issues and we suspect they will continue to drive market volatility going forward. In the meantime, we will continue to try to take advantage of the opportunities presented using our fundamentally focused, bottom-up process to lead us into promising growth companies with sound business fundamentals trading at attractive valuations.

Thank you for your investment in Thornburg International Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2012

Top Ten Equity Holdings

As of 9/30/12

Las Vegas Sands Corp.	2.9%	Gemalto NV	2.5%
Christian Hansen Holding AS	2.7%	YOOX S.p.A	2.4%
Kabel Deutschland Holding AG	2.6%	Carnival Corp.	2.3%
Telecity Group plc	2.6%	Wirecard AG	2.3%
priceline.com, Inc.	2.6%	InterXion Holding NV	2.2%

Summary of Industry Exposure

As of 9/30/12

Software & Services	22.4%	Media	2.6%
Retailing	12.4%	Commercial & Professional Services	2.6%
Consumer Services	8.7%	Technology Hardware & Equipment	2.6%
Food & Staples Retailing	7.1%	Pharmaceuticals, Biotechnology & Life Sciences	2.2%
Materials	6.5%	Household & Personal Products	1.9%
Diversified Financials	6.3%	Consumer Durables & Apparel	1.8%
Semiconductors & Semiconductor Equipment	5.8%	Telecommunication Services	1.5%
Health Care Equipment & Services	3.3%	Capital Goods	1.1%
Energy	3.1%	Other Assets & Liabilities	8.1%

Summary of Country Exposure

As of 9/30/12 (percent of equity holdings)

United States	14.4%	Netherlands	2.4%
United Kingdom	13.9%	Argentina	2.1%
Germany	8.8%	Philippines	2.0%
Canada	8.6%	South Korea	2.0%
Denmark	5.0%	Poland	1.8%
India	4.8%	Russia	1.8%
France	4.6%	Indonesia	1.7%
Israel	4.6%	Costa Rica	1.6%
China	3.6%	Mexico	1.5%
Ireland	3.5%	Sweden	1.5%
Australia	3.1%	Hong Kong	1.1%
Italy	2.6%	Japan	0.6%
Brazil	2.4%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

	Shares/
	Principal Amount	Value
COMMON STOCK — 91.86%

CAPITAL GOODS — 1.13%
MACHINERY — 1.13%	106,968	$6,168,845

[a] Wabco Holdings, Inc.		6,168,845

COMMERCIAL & PROFESSIONAL SERVICES — 2.57%
COMMERCIAL SERVICES & SUPPLIES — 0.94%
Mineral Resources Ltd.	643,423	5,119,133
PROFESSIONAL SERVICES — 1.63%
Experian plc	535,000	8,889,713
		14,008,846
CONSUMER DURABLES & APPAREL — 1.85%
TEXTILES, APPAREL & LUXURY GOODS — 1.85%
Gildan Activewear, Inc.	317,400	10,055,232

		10,055,232

CONSUMER SERVICES — 8.69%
HOTELS, RESTAURANTS & LEISURE — 8.69%
Carnival Corp.	346,100	12,611,884
Domino’s Pizza UK & IRL plc	853,600	7,319,265
[a] Jubilant FoodWorks Ltd.	437,203	11,341,417
Las Vegas Sands Corp.	345,900	16,039,383

		47,311,949

DIVERSIFIED FINANCIALS — 6.33%
CAPITAL MARKETS — 3.48%
CETIP SA	581,400	7,628,679
Hargreaves Lansdown plc	1,116,900	11,335,433
DIVERSIFIED FINANCIAL SERVICES — 2.85%
Citigroup, Inc.	280,100	9,164,872
Multi Commodity Exchange of India Ltd.	261,600	6,353,391

		34,482,375

ENERGY — 3.10%
OIL, GAS & CONSUMABLE FUELS — 3.10%
Cenovus Energy, Inc.	290,400	10,134,904
CNOOC Ltd.	3,296,000	6,750,083

		16,884,987

FOOD & STAPLES RETAILING — 7.14%
FOOD & STAPLES RETAILING — 7.14%
Brazil Pharma SA	710,000	4,255,272
Jeronimo Martins SPGS SA	550,300	9,182,510
PriceSmart, Inc.	104,882	7,941,665
Puregold Price Club, Inc.	13,913,300	9,905,909
Wal-Mart de Mexico SAB de C.V.	2,702,800	7,611,747

		38,897,103

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

	Shares/
	Principal Amount	Value
HEALTH CARE EQUIPMENT & SERVICES — 3.26%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.56%
Covidien plc	143,239	$8,511,261
HEALTH CARE PROVIDERS & SERVICES — 1.70%
Orpea	230,375	9,236,552

		17,747,813

HOUSEHOLD & PERSONAL PRODUCTS — 1.86%
PERSONAL PRODUCTS — 1.86%
ABLE C&C Co. Ltd.	124,500	10,104,056

		10,104,056

MATERIALS — 6.53%
CHEMICALS — 4.61%
Christian Hansen Holding AS	487,300	14,682,417
Novozymes AS	379,000	10,445,936
METALS & MINING — 1.92%
BHP Billiton Ltd.	305,000	10,453,082

		35,581,435

MEDIA — 2.63%
MEDIA — 2.63%	200,900	14,330,822

[a] Kabel Deutschland Holding AG		14,330,822

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.15%
PHARMACEUTICALS — 2.15%	211,960	11,715,029

[a] Valeant Pharmaceuticals International, Inc.		11,715,029

RETAILING — 12.42%
INTERNET & CATALOG RETAIL — 9.41%
[a] ASOS plc	286,700	10,171,296
[a] CDON Group AB	1,212,015	7,601,848
[a] MakeMyTrip Ltd.	371,423	6,325,334
[a] priceline.com, Inc.	22,558	13,957,311
[a] YOOX S.p.A	1,029,400	13,175,389
MULTILINE RETAIL — 2.03%
Dollarama, Inc.	173,000	11,042,366
SPECIALTY RETAIL — 0.98%
Hengdeli Holdings Ltd.	18,572,000	5,365,103

		67,638,647

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.80%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.80%
Arm Holdings plc	915,900	8,504,219
[a] Dialog Semiconductor plc	405,600	7,901,637
Infineon Technologies AG	1,518,700	9,637,026
[a] Mellanox Technologies Ltd.	54,860	5,569,936

		31,612,818

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

	Shares/
	Principal Amount	Value
SOFTWARE & SERVICES — 22.39%
INFORMATION TECHNOLOGY SERVICES — 6.97%
Bit-isle, Inc.	304,200	$3,165,177
[a] InterXion Holding NV	519,890	11,811,901
MasterCard, Inc.	23,600	10,654,928
Wirecard AG	536,005	12,308,732
INTERNET SOFTWARE & SERVICES — 8.24%
[a] Baidu, Inc. ADR	96,775	11,305,255
MercadoLibre, Inc.	124,291	10,260,222
Telecity Group plc	976,080	14,114,632
[a] Yandex NV	382,434	9,220,484
SOFTWARE — 7.18%
[a] Allot Communications Ltd.	279,341	7,408,124
[a] Check Point Software Technologies Ltd.	210,100	10,118,416
[a] Imperva, Inc.	180,969	6,694,043
[a] Monitise plc	9,219,520	5,359,563
Solera Holdings, Inc.	216,700	9,506,629

		121,928,106

TECHNOLOGY HARDWARE & EQUIPMENT — 2.50%
COMPUTERS & PERIPHERALS — 2.50%

Gemalto NV	154,541	13,593,682

		13,593,682
TELECOMMUNICATION SERVICES — 1.51%
WIRELESS TELECOMMUNICATION SERVICES — 1.51%	17,699,900	8,230,361

[a] Tower Bersama Infrastructure		8,230,361

TOTAL COMMON STOCK (Cost $432,219,269)		500,292,106

SHORT TERM INVESTMENTS — 7.50%
Bank of New York Tri-Party Repurchase Agreement 0.28% dated 9/28/2012 due 10/1/2012, repurchase price $15,000,350 collateralized by 3 corporate debt securities, having an aver-age coupon of 3.025%, a minimum credit rating of BBB, maturity dates from 07/15/2017 to 9/15/2037, and having an aggregate market value of $16,198,531 at 9/28/2012	$15,000,000	15,000,000
Darden Restaurants, Inc., 0.32%, 10/1/2012	8,696,000	8,696,000
Oneok, Inc., 0.36%, 10/1/2012	17,125,000	17,125,000

TOTAL SHORT TERM INVESTMENTS (Cost $40,821,000)		40,821,000

TOTAL INVESTMENTS — 99.36% (Cost $473,040,269)		$541,113,106
OTHER ASSETS LESS LIABILITIES — 0.64%		3,492,247

NET ASSETS — 100.00%		$544,605,353

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2012

ASSETS
Investments at value (cost $473,040,269) (Note 2)	$541,113,106
Cash	92,588
Cash denominated in foreign currency (cost $406,902)	404,856
Receivable for fund shares sold	3,657,278
Unrealized appreciation on forward currency contracts (Note 7)	921,982
Dividends receivable	238,988
Dividend and interest reclaim receivable	18,626
Interest receivable	350
Prepaid expenses and other assets	44,931

Total Assets	546,492,705

LIABILITIES
Payable for investments purchased	712
Payable for fund shares redeemed	425,889
Unrealized depreciation on forward currency contracts (Note 7)	272,138
Payable to investment advisor and other affiliates (Note 3)	467,103
Deferred taxes payable	587,638
Accounts payable and accrued expenses	133,872

Total Liabilities	1,887,352

NET ASSETS	$544,605,353

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,799,732)
Net unrealized appreciation on investments	68,131,920
Accumulated net realized gain (loss)	(27,266,554)
Net capital paid in on shares of beneficial interest	505,539,719

$544,605,353

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	September 30, 2012

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 255,724,976 applicable to 16,205,873 shares of beneficial interest outstanding - Note 4)	$15.78
Maximum sales charge, 4.50% of offering price	0.74

Maximum offering price per share	$16.52

Class C Shares:
Net asset value and offering price per share* ($ 55,656,057 applicable to 3,593,741 shares of beneficial interest outstanding - Note 4)	$15.49

Class I Shares:
Net asset value, offering and redemption price per share ($ 198,938,165 applicable to 12,406,273 shares of beneficial interest outstanding - Note 4)	$16.04

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 5,709,280 applicable to 362,867 shares of beneficial interest outstanding - Note 4)	$15.73

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 9,325,890 applicable to 593,888 shares of beneficial interest outstanding - Note 4)	$15.70

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 19,250,985 applicable to 1,197,655 shares of beneficial interest outstanding - Note 4)	$16.07

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $121,161)	$3,982,234
Interest income	63,230
Other income	44

Total Income	4,045,508

EXPENSES:
Investment advisory fees (Note 3)	3,219,195
Administration fees (Note 3)
Class A Shares	218,793
Class C Shares	56,151
Class I Shares	65,328
Class R3 Shares	4,687
Class R4 Shares	4,483
Class R5 Shares	5,034
Distribution and service fees (Note 3)
Class A Shares	437,720
Class C Shares	449,734
Class R3 Shares	18,808
Class R4 Shares	9,014
Transfer agent fees
Class A Shares	249,808
Class C Shares	64,764
Class I Shares	91,630
Class R3 Shares	13,145
Class R4 Shares	11,566
Class R5 Shares	7,079
Registration and filing fees
Class A Shares	48,282
Class C Shares	15,476
Class I Shares	59,100
Class R3 Shares	20,439
Class R4 Shares	20,377
Class R5 Shares	20,377
Custodian fees (Note 3)	201,310
Professional fees	57,972
Accounting fees	9,578
Trustee fees	11,145
Other expenses	79,035

Total Expenses	5,470,030
Less:
Expenses reimbursed by investment advisor (Note 3)	(298,503)

Net Expenses	5,171,527

Net Investment Loss	$(1,126,019)

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Year Ended September 30, 2012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$(16,338,908)
Forward currency contracts (Note 7)	2,287,901
Foreign currency transactions	(1,121,503)

(15,172,510)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 587,638)	77,977,160
Forward currency contracts (Note 7)	139,059
Foreign currency translations	1,163,074

79,279,293

Net Realized and Unrealized Gain	64,106,783

Net Increase in Net Assets Resulting from Operations	$62,980,764

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income (loss)	$(1,126,019)	$289,944
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(15,172,510)	22,326,541
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	79,279,293	(23,506,648)

Net Increase (Decrease) in Net Assets Resulting from Operations	62,980,764	(890,163)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(11,302)	(125,932)
Class I Shares	(245,656)	(269,792)
Class R3 Shares	(929)	(3,181)
Class R4 Shares	(4,505)	(10)
Class R5 Shares	(19,885)	(991)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	122,496,950	71,401,549
Class C Shares	12,620,154	9,489,209
Class I Shares	99,601,452	36,053,441
Class R3 Shares	3,119,582	801,199
Class R4 Shares	8,359,179	163,213
Class R5 Shares	17,083,118	214,537

Net Increase in Net Assets	325,978,922	116,833,079

NET ASSETS:
Beginning of Year	218,626,431	101,793,352

End of Year	$544,605,353	$218,626,431

Undistributed net investment income	$—	$302,690

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments) are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$500,292,106	$500,292,106	$—	$—
Short Term Investments	40,821,000	—	40,821,000	—

Total Investments in Securities	$541,113,106	$500,292,106	$40,821,000	$—
Other Financial Instruments**
Forward Currency Contracts	$921,982	$—	$921,982	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(272,138)	$—	$(272,138)	$—
Spot Currency	$(712)	$(712)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the year.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains on investments of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net invest-

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

ment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust has also entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $5,936 for Class A shares, $2,476 for Class C shares, $192,351 for Class I shares, $37,295 for Class R3 shares, $29,950 for Class R4 shares, and $30,495 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned commissions aggregating $29,658 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $11,973 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, there were no fees paid indirectly.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	12,941,145	$187,401,388	6,155,661	$89,652,304
Shares issued to shareholders in reinvestment of dividends	614	9,581	8,126	111,333
Shares repurchased	(4,580,563)	(64,921,668)	(1,300,594)	(18,367,562)
Redemption fees received*	—	7,649	—	5,474

Net increase (decrease)	8,361,196	$122,496,950	4,863,193	$71,401,549

Class C Shares
Shares sold	1,496,024	$21,154,431	1,070,622	$15,291,607
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(602,003)	(8,536,476)	(409,267)	(5,804,582)
Redemption fees received*	—	2,199	—	2,184

Net increase (decrease)	894,021	$12,620,154	661,355	$9,489,209

Class I Shares
Shares sold	10,700,499	$156,001,081	5,109,347	$74,394,059
Shares issued to shareholders in reinvestment of dividends	12,048	190,595	16,332	225,702
Shares repurchased	(3,883,054)	(56,595,538)	(2,713,559)	(38,570,995)
Redemption fees received*	—	5,314	—	4,675

Net increase (decrease)	6,829,493	$99,601,452	2,412,120	$36,053,441

Class R3 Shares
Shares sold	353,632	$5,122,691	84,069	$1,212,823
Shares issued to shareholders in reinvestment of dividends	44	683	230	3,141
Shares repurchased	(135,178)	(2,003,942)	(29,493)	(414,869)
Redemption fees received*	—	150	—	104

Net increase (decrease)	218,498	$3,119,582	54,806	$801,199

Class R4 Shares
Shares sold	666,008	$9,582,033	44,069	$659,533
Shares issued to shareholders in reinvestment of dividends	209	3,239	1	10
Shares repurchased	(83,272)	(1,226,176)	(33,366)	(496,336)
Redemption fees received*	—	83	—	6

Net increase (decrease)	582,945	$8,359,179	10,704	$163,213

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	1,282,201	$18,775,403	18,219	$259,606
Shares issued to shareholders in reinvestment of dividends	1,254	19,885	71	991
Shares repurchased	(114,778)	(1,712,501)	(3,113)	(46,079)
Redemption fees received*	—	331	—	19

Net increase (decrease)	1,168,677	$17,083,118	15,177	$214,537

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $572,067,873 and $330,746,901, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$474,210,093

Gross unrealized appreciation on a tax basis	$75,863,941
Gross unrealized depreciation on a tax basis	(8,960,928)

Net unrealized appreciation (depreciation)on investments (tax basis)	$66,903,013

At September 30, 2012, the Fund had deferred tax basis late-year ordinary investment losses of $1,799,732 and capital losses of $13,574,084 occurring subsequent to October 31, 2011. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

The Fund utilized $700,346 of capital loss carryforwards during the year ended September 30, 2012.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund’s fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Fund had cumulative tax basis capital losses of $11,872,802, which expire on September 30, 2018.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $427,377, decreased accumulated net realized losses by $1,121,503, and increased distribution in excess of net investment loss by $694,126. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from non-deductible net operating losses and foreign currency gains (losses).

At September 30, 2012, the Fund had no undistributed tax basis ordinary income or capital gains.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2012

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Ordinary income	$282,168	$399,906
Capital gains	—	—

Total	$282,168	$399,906

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2012 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the year ended September 30, 2012 was $80,243,866. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts during the year ended September 30, 2012.

The following table displays the outstanding forward currency contracts at September 30, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	Buy	5,527,800	11/08/2012	5,715,829	$230,869	$—
Australian Dollar	Buy	1,948,500	11/08/2012	2,014,778	92,661	—
Australian Dollar	Sell	7,344,000	03/11/2013	7,518,647	—	(5,882)
Australian Dollar	Sell	7,476,300	11/08/2012	7,730,607	—	(204,216)
Euro	Sell	27,591,500	03/20/2013	35,522,334	596,871	—
Japanese Yen	Buy	52,514,500	01/10/2013	673,629	1,581	—
Japanese Yen	Sell	286,969,000	01/10/2013	3,681,091	–	(62,040)

Total					$921,982	$(272,138)

26    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2012

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2012

Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$921,982

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(272,138)

The net realized gains (losses) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2012 are disclosed in the following tables:

Amount of Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$2,287,901	$2,287,901

Amount of Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$139,059	$139,059

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$13.37	(0.06)	2.47	2.41	— (c)	—	—	$15.78	(0.41)	1.51		1.51		1.52		18.03	95.17	$255,725
2011(b)	$12.25	0.03	1.13	1.16	(0.04)	—	(0.04)	$13.37	0.19	1.51		1.50		1.54		9.43	142.59	$104,918
2010(b)	$10.36	— (d)	1.94	1.94	(0.05)	—	(0.05)	$12.25	(0.02)	1.61		1.60		1.70		18.82	128.86	$36,527
2009(b)	$10.35	0.04	0.10	0.14	(0.13)	—	(0.13)	$10.36	0.52	1.62		1.61		1.95		1.89	103.57	$24,015
2008(b)	$14.92	0.07	(4.27)	(4.20)	—	(0.37)	(0.37)	$10.35	0.53	1.56		1.55		1.63		(28.98)	54.31	$28,414
Class C Shares
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)	2.27		2.27		2.28		17.08	95.17	$55,656
2011	$12.18	(0.11)	1.16	1.05	—	—	—	$13.23	(0.77)	2.30		2.30		2.34		8.62	142.59	$35,706
2010	$10.33	(0.09)	1.94	1.85	—	—	—	$12.18	(0.81)	2.38		2.38		2.51		17.91	128.86	$24,829
2009	$10.22	(0.02)	0.18	0.16	(0.05)	—	(0.05)	$10.33	(0.21)	2.37		2.37		2.72		1.76	103.57	$19,233
2008	$14.85	(0.03)	(4.23)	(4.26)	—	(0.37)	(0.37)	$10.22	(0.23)	2.32		2.32		2.45		(29.53)	54.31	$23,638
Class I Shares
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10	0.99		0.99		1.14		18.60	95.17	$198,938
2011	$12.38	0.10	1.14	1.24	(0.07)	—	(0.07)	$13.55	0.66	0.99		0.98		1.16		10.03	142.59	$75,538
2010	$10.44	0.07	1.96	2.03	(0.09)	—	(0.09)	$12.38	0.58	0.99		0.99		1.25		19.60	128.86	$39,169
2009	$10.46	0.10	0.08	0.18	(0.20)	—	(0.20)	$10.44	1.17	0.99		0.99		1.42		2.56	103.57	$24,313
2008	$14.99	0.14	(4.30)	(4.16)	—	(0.37)	(0.37)	$10.46	1.03	1.00		0.99		1.25		(28.57)	54.31	$28,164
Class R3 Shares
2012	$13.34	(0.06)	2.45	2.39	— (c)	—	—	$15.73	(0.40)	1.50		1.50		2.49		17.94	95.17	$5,709
2011	$12.22	0.01	1.15	1.16	(0.04)	—	(0.04)	$13.34	0.06	1.50		1.49		3.27		9.46	142.59	$1,925
2010	$10.33	0.01	1.94	1.95	(0.06)	—	(0.06)	$12.22	0.07	1.50		1.50		4.34		18.98	128.86	$1,094
2009	$10.36	0.08	0.06	0.14	(0.17)	—	(0.17)	$10.33	0.94	1.46		1.46		6.14	(e)	2.09	103.57	$748
2008(f)	$13.94	0.09	(3.67)	(3.58)	—	—	—	$10.36	1.08 (g)	1.50	(g)	1.49	(g)	26.47	(e)(g)	(25.68)	54.31	$113
Class R4 Shares
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)	1.40		1.40		2.23		18.17	95.17	$9,326
2011	$12.18	0.07	1.10	1.17	(0.04)	—	(0.04)	$13.31	0.46	1.40		1.40		32.23	(e)	9.62	142.59	$146
2010	$10.29	0.02	1.94	1.96	(0.07)	—	(0.07)	$12.18	0.15	1.42		1.40		738.92	(e)	19.11	128.86	$3
2009	$10.36	0.07	0.06	0.13	(0.20)	—	(0.20)	$10.29	0.82	1.40		1.40		980.09	(e)	2.10	103.57	$2
2008(f)	$13.94	0.10	(3.68)	(3.58)	—	—	—	$10.36	1.16 (g)	1.40	(g)	1.40	(g)	861.94	(e)(g)	(25.68)	54.31	$2
Class R5 Shares
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13	0.99		0.99		1.29		18.56	95.17	$19,251
2011	$12.40	0.08	1.17	1.25	(0.07)	—	(0.07)	$13.58	0.55	0.99		0.99		10.60	(e)	10.09	142.59	$393
2010	$10.46	(0.09)	2.12	2.03	(0.09)	—	(0.09)	$12.40	(0.83)	0.99		0.99		17.58	(e)	19.56	128.86	$171
2009	$10.46	0.08	0.11	0.19	(0.19)	—	(0.19)	$10.46	0.92	0.97		0.97		522.27	(e)	2.53	103.57	$9
2008	$14.03	0.14	(3.71)	(3.57)	—	—	—	$10.46	1.57 (g)	0.96	(g)	0.95	(g)	851.43	(e)(g)	(25.45)	54.31	$2

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Dividends from net investment income per share were less than $(0.01).
(d)	Net investment income (loss) was less than $0.01 per share.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was February 1, 2008.
(g)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Growth Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,015.40	$7.74
Hypothetical*	$1,000.00	$1,017.31	$7.75
Class C Shares
Actual	$1,000.00	$1,011.80	$11.31
Hypothetical*	$1,000.00	$1,013.76	$11.32
Class I Shares
Actual	$1,000.00	$1,018.40	$5.00
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$1,015.50	$7.56
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class R4 Shares
Actual	$1,000.00	$1,016.20	$7.06
Hypothetical*	$1,000.00	$1,018.00	$7.06
Class R5 Shares
Actual	$1,000.00	$1,017.70	$4.99
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.54%; C: 2.25%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg International Growth Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg International Growth Fund versus MSCI AC World ex-U.S. Growth Index

(February 1, 2007 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	3 Yr	5 Yrs	Since Inception
A Shares (Incep: 2/1/07)	12.72%	13.58%	1.19%	5.11%
C Shares (Incep: 2/1/07)	16.08%	14.46%	1.46%	5.27%
I Shares (Incep: 2/1/07)	18.60%	16.00%	2.72%	6.60%
R3 Shares (Incep: 2/1/08)	17.94%	15.38%	—	3.34%
R4 Shares (Incep: 2/1/08)	18.17%	15.55%	—	3.44%
R5 Shares (Incep: 2/1/08)	18.56%	15.99%	—	3.85%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	15.40%	4.64%	-3.76%	-0.44%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Growth Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997 (5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg International Growth Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, the Thornburg International Growth Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 18.89% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2012, qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2012 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over different periods of time relative to a category of mutual funds selected by an independent mutual fund analyst firm that invest primarily in foreign growth stocks, and relative to a broad-based securities index, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) comparative performance data for the four calendar years since the Fund’s inception, which showed that the Fund’s investment return in calendar year 2008 was lower than the average return for the index and the return of the foreign growth fund category, but that the Fund’s return was higher than the return of the index and the average return of the fund category for calendar years 2009, 2010 and 2011. Other noted quantitative data showed that the Fund’s investment returns fell within the bottom quartile of performance for the fund category for the three-month period ended with second quarter of the current year, and fell within the highest quartile for the year-to-date period and within the highest decile of performance for the category for the one-year, three-year and five-year periods. The Trustees also noted the Fund’s higher cumulative return since its inception (net of expenses) relative to its benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objective. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s payment of certain Fund expenses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of foreign equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and slightly higher than the average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was slightly higher than the median and comparable to the average expense ratio for the fund universe. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2012 (Unaudited)

had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•    Thornburg Value Fund

•    Thornburg International Value Fund

•    Thornburg Core Growth Fund

•    Thornburg Investment Income Builder Fund

•    Thornburg Global Opportunities Fund

•    Thornburg International Growth Fund

•    Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•    Thornburg Limited Term Municipal Fund

•    Thornburg Intermediate Municipal Fund

•    Thornburg California Limited Term Municipal Fund

•    Thornburg New Mexico Intermediate Municipal Fund

•    Thornburg New York Intermediate Municipal Fund

•    Thornburg Strategic Municipal Income Fund

•    Thornburg Limited Term U.S. Government Fund

•    Thornburg Limited Term Income Fund

•    Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH1539

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Share Class	NASDAQ Symbol	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Glossary

Blended Index – The Blended Index is composed of 25% Barclays Aggregate Bond Index and 75% MSCI World Index. The Barclays Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

FINRA-Bloomberg Active U.S. Corporate Bond Indices – Represent a broader universe of index constituents, primarily through the inclusion of additional recently issued securities. As a result, there is a significant shift in Index Yield. This shift is reflective only of the additional index constituents and does not represent a market event

The MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

MSCI Country Indices – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI Europe ex-U.K. – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI Nordic Countries – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Nordic region. The index consists of the following four developed market country indices: Denmark, Finland, Norway, and Sweden.

Russell 1000 Index – An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 2000 Index – An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Stock Index – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make

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IMPORTANT INFORMATION, CONTINUED

direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Bond Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C, and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Unless otherwise noted, the ratings listed are from Bloomberg Market Data and are a combination of ratings from Standard and Poor’s, Moody’s Investors Service, and Fitch Ratings.

Coupon – The interest rate stated on a bond when it’s issued. The coupon is typically paid semi-annually.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Indicated Yield – The yield that a share of stock would return based on the most recent dividend payment. Indicated yield is calculated by dividing the indicated dividend by the current share price. It is usually quoted as a percentage.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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THE DIVIDEND LANDSCAPE

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average declined, causing the payout ratio to climb, even as dividends paid by the S&P 500 portfolio declined by more than ten percent in 2010. Earnings have since materially improved, bringing the payout ratio back in line with the overall recent trend.

S&P 500 Index Payout Ratio

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, an upward trend appears to be emerging since 2008.

Percentage of Companies Paying Dividends

in Russell 1000 Index

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THE DIVIDEND LANDSCAPE, CONTINUED

Rising Dividend Payments Despite Decreasing Dividend Yields

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical

$10,000 Investment (Dividends not Reinvested)

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio

Must Look Beyond the Obvious High-Yield Stocks!

The Top 100 Dividend Yields

In the (large cap) Russell 1000 Index, 61% of the top 100 dividend payers are in the financials and utilities sectors. In the (small cap) Russell 2000 Index, 75% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Average Dividend Yields (MSCI Indices)

of Markets Around the Globe

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PORTFOLIO OVERVIEW

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

Portfolio Managers

Jason Brady, CFA, and Brian McMahon

Important Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.21%, as disclosed in the most recent Prospectus.

Quarterly Dividend History, Class A

Year	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.4	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢	37.5	¢	116.5	¢
2012	21.5	¢	26.0	¢	28.5	¢

30-day SEC Yield as of 9/30/12 (A Shares): 4.55%

Key Portfolio Attributes

As of September 30, 2012

Equity Statistics
Portfolio P/E (12-mo. trailing)	12.5x
Median Market Cap	$12.2 B
Equity & Pref. Equity Holdings	99
Fixed Income Statistics
Weighted Ave. Coupon	8.2%
Average Maturity	11.13 yrs
Effective Duration	3.97 yrs
Bond Holdings	199

Portfolio Composition

As of September 30, 2012

Average Annual Total Returns

For periods ended September 30, 2012

				Since
	1 Yr	3 Yrs	5 Yrs	Inception
A Shares (Incep: 12/24/02)
Without sales charge	16.26%	9.38%	2.38%	10.93%
With sales charge	11.06%	7.71%	1.44%	10.41%
Blended Index (Since 12/24/02)	17.57%	7.48%	0.38%	7.13%
S&P 500 Index (Since 12/24/02)	30.20%	13.20%	1.05%	7.17%

Blended Index: 25% Barclays Aggregate Bond Index and 75% MSCI World Index

8    This page is not part of the Annual Report.

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary objective is long-term capital appreciation. These objectives remain constant over time. However, the specific investments we have used to try to reach our objectives have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

Top Ten Industries

As of 9/30/12

Telecommunication Services	19.9%
Energy	10.9%
Utilities	10.2%
Diversified Financials	8.6%
Real Estate	7.5%
Pharmaceuticals, Biotechnology & Life Sciences	6.2%
Banks	4.4%
Materials	4.1%
Food, Beverage & Tobacco	3.8%
Insurance	3.4%

Top Ten Industries

As of 6/30/12

Telecommunication Services	23.8%
Utilities	11.3%
Energy	10.2%
Real Estate	8.3%
Diversified Financials	7.8%
Pharmaceuticals, Biotechnology & Life Sciences	7.6%
Banks	6.0%
Semiconductors & Semiconductor Equipment	4.5%
Food, Beverage & Tobacco	4.3%
Software & Services	3.3%

Top Ten Industries

As of 3/31/12

Telecommunication Services	18.8%
Energy	11.8%
Utilities	9.2%
Diversified Financials	8.9%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%
Insurance	6.7%
Real Estate	6.6%
Food, Beverage & Tobacco	5.1%
Banks	4.4%
Semiconductors & Semiconductor Equipment	3.2%

Top Ten Industries

As of 12/31/11

Telecommunication Services	17.5%
Energy	12.3%
Utilities	10.4%
Diversified Financials	7.5%
Pharmaceuticals, Biotechnology & Life Sciences	6.9%
Real Estate	6.9%
Insurance	5.0%
Food, Beverage & Tobacco	4.7%
Banks	4.2%
Semiconductors & Semiconductor Equipment	3.5%

This page is not part of the Annual Report.    9

Thornburg Investment Income Builder Fund –

September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

10    Certified Annual Report

LETTER TO SHAREHOLDERS

October 14, 2012

Dear Fellow Shareholder:

This letter will highlight the basic results of your Fund’s investment activities for the six- and twelve-month periods ended September 30, 2012. In addition, we will comment on the overall investment landscape, which continues to evolve.

Thornburg Investment Income Builder Fund paid dividends of $1.135 per Class A share in the twelve months ended September 30, 2012, down 1.3% from the $1.15 per share paid in the comparable prior year period. The dividends per share were higher for Class I and Class R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class-specific expenses. The net asset value (NAV) per Class A share increased by $1.61 per share during the period, from $17.29 to $18.90, giving a total return including dividends of 16.26% at NAV.

For the fiscal year ended September 30, 2012 Thornburg Investment Income Builder Fund underperformed the blended index of 75% MSCI World Index and 25% Barclays Aggregate Bond Index (total return of 17.57%) and the S&P 500 Index (total return of 30.20%). It is not unusual for your Fund to trail these benchmarks over shorter trailing measurement periods where annualized benchmark returns are greater than 10%.

For the trailing five-year time period and since inception, your Fund has outperformed both indices, as noted on page 8 of this booklet for Class A shares. Performance relative to indices for all share classes over various periods is set forth on page 52. The quarter ended September 30, 2012 was the 39th full calendar quarter since the inception of Thornburg Investment Income Builder Fund in December, 2002. The Fund delivered a positive total return in 29 of these quarters. The Fund has delivered positive total returns in eight of its nine calendar years of existence.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.21% , as disclosed in the most recent Prospectus.

We do not expect to pay a capital gain dividend for 2012. At September 30, 2012, the Fund had realized capital losses of approximately $900 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the performance of Thornburg Investment Income Builder Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the year ended September 30, 2012. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark:

1.	All 10 sectors showed positive total returns, with a range of 5.8% (utilities) to more than 25% (health care, consumer discretionary, and information technology).

2.	Income Builder Fund investments in firms in the financials (24% Fund weighting), telecommunication services (21%), energy (12%) and utilities (9%) sectors comprised the largest sector weightings in the Fund portfolio during the fiscal year. The Fund’s performance relative to the MSCI World Index was hurt by comparatively small portfolio allocations to firms in the strongly performing industrials and information technology sectors.

Certified Annual Report    11

LETTER TO SHAREHOLDERS, CONTINUED

3.	In the Income Builder portfolio, 66 equity investments contributed positive returns of at least .05% during the year ended September 30, 2012. Sixteen of our equity investments contributed returns of negative 0.05% or worse for the fiscal year. Nine of these sixteen negative performers cut their dividend payments during the fiscal year. We eliminated six of these dividend cutters from the Income Builder portfolio.

4.	Your Fund’s average return from its investments in the financial sector was above the 25% performance of the equities in the finance sector of the MSCI World Index. Fund investments in Invesco Mortgage Capital, MFA Financial, KKR Financial Holdings, Ares Capital, and Huntington Bancshares 8.5% Preferred were among the strongest performers in the portfolio, with the first two of these also strong in the six-month period ended September 30, 2012. A growing expectation that interest rates will remain “lower for longer” in the United States and Europe caused near term earnings estimates for several of our financial holdings to be reduced as the year progressed, and the ongoing environment of low bond yields is making it impossible for many of these “non-bank” financials to maintain dividends at prior year levels. Nevertheless, financial asset prices are well supported by low interest rates, and investors appreciate the interesting-if-lower dividends paid by many of these firms in light of low and declining bond yields. Negative returns from small positions in Liechtensteinische Landesbank, Hong Kong Exchanges & Clearing, and Switzerland’s St. Galler Kantonalbank were offset by positive returns from the Fund’s other financial sector investments.

5.	Your Fund’s holdings in the telecommunication services sector were mixed, contributing positively to relative and absolute performance in the last six months, but lagging the average return of firms from this sector for the fiscal year. AT&T, Australia’s Telstra, and multinational wireless network operator Vodafone Group each contributed significantly to performance for the year. On the other hand, Holland’s KPN, Spain’s Telefonica, and Telefonica Brazil each disappointed with negative contributions. The first two of these are no longer in the portfolio.

6.	Among Income Builder’s investments in the energy sector, Italy’s ENI and France’s Total and Royal Dutch Shell were strong performers, joined by Seadrill and Canadian producers Husky Energy and Canadian Oil Sands, Ltd. Oil prices remained firm throughout the year, and much of the gas produced by the European multinationals was sold at formulas tied to oil prices.

7.	Among Fund investments in the consumer staples sector, Philip Morris International, Kimberly Clark, Walgreen’s, and household products producer Reckitt Benckiser each added share price appreciation to rising dividends to generate positive contributions to portfolio performance. Over the last year, investors have bid up prices of most firms in this sector.

8.	Your Fund’s holdings in the utilities sector lagged the already below market returns from this sector, weighted down by negative contributions from multinational electric power generators ENEL SpA and GDF Suez. ENEL reduced its dividend early in 2012, and we no longer own these shares.

9.

Among other portfolio holdings, pharmaceutical firms Pfizer, Merck, and Roche each made positive contributions to portfolio performance for the fiscal year, joined by information technology giants Microsoft and Taiwan Semiconductor Manufacturing Company (TSMC). Microsoft has important new products coming to market this quarter, while TSMC foundries are busy producing semiconductors for an expanding array of devices. Other notable contributors included Southern Copper Corp., Australian airport operator Sydney Airport, and chemicals producer LyondellBasell Industries. The latter benefitted from low gas input prices in its North American processing operations. We eliminated small positions in Greek lottery

12    Certified Annual Report

operator OPAP and Australian retailer David Jones Ltd. during the fiscal year, as business conditions for each worsened along with their domestic economic circumstances.

The euro and Swiss franc each depreciated modestly vis-à-vis the U.S. dollar during the period, while the British pound and most Asian currencies appreciated modestly. We hedged a majority of the currency exposure to the euro and other European currencies tied to it, since we are more focused on risk control than on reaping possible currency gains from exposure to assets denominated in these currencies.

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency

Fixed Income and Cash Trend

Percent of Portfolio as of September 30, 2012

bonds than the Barclay’s U.S. Aggregate Bond Index. This fact was helpful in the fiscal year under review, since yield spreads of corporate credits over these government yield levels fell. Corporate bond prices have increased as their yields have declined. Readers of this commentary who are long-time shareholders of the Investment Income Builder Fund will recall that the interest bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 12% in mid 2005 to 45% at June 30, 2009.

For the September 30, 2012 fiscal year ended, approximately 79% of your Fund's income was derived from stock dividends, with the remaining 21% coming from interest. At September 30, the Fund portfolio included approximately 200 bonds and hybrid securities. Domestic stocks, including preferred stocks, comprise around 37% of the portfolio; foreign stocks around 45%; and cash and interest bearing investments 18%.

Investors have experienced well above average financial market volatility over the last four years. Investment bank Credit Suisse points out that the average number of quarters with a return of greater than positive 10% or less than negative 10% in each of the last six decades is just below eight per decade. There are 40 quarters per decade, so these highly volatile quarterly results have occurred just 20% of the time over the six-decade span. In 10 of the last 16 calendar quarters, the returns to the S&P 500 Index have been either less than negative 10%, or greater than positive 10%. Equity mutual fund investors clearly do not welcome the more volatile returns seen since September of 2008, as indicated by outflows of investor dollars from both equity mutual funds and individual equities. Returns to shareholders of Thornburg Investment Income Builder have been

Certified Annual Report    13

LETTER TO SHAREHOLDERS, CONTINUED

considerably less volatile than returns to broad equity market indices, and we had net inflows of investor funds during the fiscal year.

One important feature of U.S. mutual funds like Thornburg Investment Income Builder is the ability of shareholders to conveniently redeem all or a portion of their investment on any Fund business day. Consider the five-year period from the onset of the Global Financial Crisis to September 30, 2012. Owners of approximately 372 million shares of Thornburg Investment Income Builder sold their shares at an average price of $17.61 between October 1, 2007 and September 30, 2012. We have no idea how these investors redeployed the funds redeemed from Income Builder. However, the fact that the Fund achieved a net asset value of $18.90 per share on September 30, 2012 and paid dividends totaling $5.49 per Class A share over this period sets a relatively high bar for the opportunity cost of having sold Fund shares, so far.

Since its inception, the dividend increases paid by Investment Income Builder have been powered primarily by dividend increases from the Fund’s equity holdings. These increases slowed significantly over the last three years, due to more than 20% aggregate declines in dividends paid in 2009 in most developed country equity markets. Dividend increases since 2010 have brought aggregate dividends paid by U.S.-listed firms back to pre-financial crisis levels, and Standard & Poor’s predicts that new records for cash dividend payments will be reached in the U.S. market soon. For the U.S. equity market as a whole, the dividend payout ratio is around 33% of corporate earnings. For the Income Builder equity portfolio as a whole, the dividend payout ratio is slightly above 60%, reflecting our preference for owning firms with both the ability and willingness to pay attractive dividends. Outside the United States, dividend yields and payout ratios tend to be higher, but dividend growth will likely be lower. Readers should be aware that the reduced yields now available from bond investments pose a formidable near-term challenge to delivering year-over-year dividend increases on Investment Income Builder shares.

If the global economy recovers, we expect firming interest rates, better business conditions, and reduced anxiety from corporate boards about distributing retained earnings. To the extent that the global economy does not recover – and this is always a possibility – we can expect the opposite. One variable in the United States is the political debate around tax rates for dividends to higher income taxpayers, which continues the long running tug of war regarding “double taxation of dividends.” In effect, U.S. corporate profits are taxed prior to dividend payments, and then taxed again when dividends are received by non-corporate shareholders. If legislators raise the current 50% combined rate for the government’s share of distributed corporate profits (35% corporate tax rate + 15% tax rate on dividends received) to a higher level, it will act as a disincentive for corporations to favor dividends over other uses for accumulated earnings and profits.

Investors understandably seek additional clarity on how European governments (and financial institutions) will manage through a debt contraction and at least one state default. In addition, investors have questions about whether China can transition from an investment-led economy to a consumer-led economy, and whether the United States government can implement a reasonable framework of pro-growth policies while also reining in public sector borrowing.

We do not expect to know clear answers to these questions during the coming months. There will be news from day to day that will feed hopes or fan despair, thereby moving the prices of financial assets by significant percentages. In particular, we expect market-moving news as the U.S. Government addresses the so called “fiscal cliff,” which would cause more than $600 billion of tax increases and spending cuts to take effect in 2013 if Congress and the White House cannot rewrite the statutes in place today.

14    Certified Annual Report

Earnings expectations for the MSCI All Country World Index portfolio have been reduced for late 2012 and 2013, and global economic growth has been below prior expectations. Most major central banks around the world have significantly eased monetary conditions. Equity markets appear to expect that lower interest rates and plentiful liquidity will create a foundation for better economic growth in the future. Bond yields have dropped significantly, as indicated by a 1.66% decline in the FINRA-Bloomberg Index of Active Investment Grade U.S. Corporate Bond Yields, from 4.80% on September 30, 2011 to 3.14% on October 15, 2012. While lower interest rates are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of overall personal income in the United States has fallen from more than 11% in 2008 to less than 8% today, and the interest contribution to personal income is set to continue dropping in 2013 as previously issued bonds and CDs mature.

Investors must consider other options. Yields on taxable and tax-exempt money funds remain below  1/4 of one percent. Banks have aggressively reduced yields on all deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www. thornburg.com/funds. Best wishes for a wonderful holiday season, and a happy 2013.

Sincerely,

Brian McMahon	Jason Brady, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    15

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2012

Summary of Industry Exposure

As of 9/30/12

Telecommunication Services	19.9%	Household & Personal Products	1.6%
Energy	10.9%	Food & Staples Retailing	1.6%
Utilities	10.2%	Capital Goods	1.5%
Diversified Financials	8.6%	Miscellaneous	0.7%
Real Estate	7.5%	Health Care Equipment & Services	0.6%
Pharmaceuticals, Biotechnology & Life Sciences	6.2%	Commercial & Professional Services	0.2%
Banks	4.4%	Technology Hardware & Equipment	0.2%
Materials	4.1%	Retailing*	0.0%
Food, Beverage & Tobacco	3.8%	Other Non-Classified Securities:
Insurance	3.4%	Asset Backed Securities	0.6%
Consumer Services	3.0%	Other Securities	0.4%
Semiconductors & Semiconductor Equipment	2.8%	U.S. Government Agencies	0.1%
Software & Services	2.8%	Municipal Bonds*	0.0%
Transportation	2.1%	Other Assets & Liabilities	1.1%
Media	1.7%

*	Percentage was less than 0.1%.

Top Ten Equity Holdings

As of 9/30/12

Telstra Corp. Ltd.	2.5%	AT&T, Inc.	2.2%
Microsoft Corp.	2.4%	Total SA	2.0%
GDF Suez	2.4%	TDC A/S	2.0%
Royal Dutch Shell plc ADR	2.3%	JPMorgan Chase & Co.	2.0%
Vodafone Group plc	2.3%	Pfizer, Inc.	2.0%

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

Summary of Country Exposure

As of 9/30/12

United States	48.2%	Czech Republic	0.6%
France	8.1%	Russia	0.6%
Switzerland	4.8%	South Africa	0.6%
United Kingdom	4.7%	Sweden	0.6%
Netherlands	4.4%	South Korea	0.5%
Australia	3.6%	Bermuda	0.5%
China	3.1%	Luxembourg	0.5%
Brazil	2.7%	Israel	0.5%
Canada	2.6%	Philippines	0.4%
Denmark	2.0%	Saudi Arabia	0.4%
Italy	1.7%	Cayman Islands	0.3%
Singapore	1.4%	Japan	0.2%
Hong Kong	1.4%	Argentina	0.2%
Taiwan	1.3%	Trinidad and Tobago*	0.0%
Spain	1.0%	Other Assets & Liabilities	1.1%
Norway	1.0%
Mexico	1.0%

*	Country percentage was less than 0.1% .

	Shares/ Principal Amount	Value
COMMON STOCK — 78.71%

BANKS — 1.30%
COMMERCIAL BANKS — 1.30%
Bank of China Ltd.	147,000,000	$56,115,191
Banque Cantonale Vaudoise	44,400	23,014,354
Liechtensteinische Landesbank AG	1,150,000	41,267,943
St. Galler Kantonalbank	78,741	29,470,316

		149,867,804

CAPITAL GOODS — 1.19%
INDUSTRIAL CONGLOMERATES — 1.19%
Hopewell Holdings Ltd.	29,499,840	101,768,846
NWS Holdings Ltd.	22,021,000	35,499,191

		137,268,037

COMMERCIAL & PROFESSIONAL SERVICES — 0.05%
COMMERCIAL SERVICES & SUPPLIES — 0.05%
Mineral Resources Ltd.	751,068	5,975,567

		5,975,567

CONSUMER SERVICES — 2.80%
HOTELS, RESTAURANTS & LEISURE — 2.80%
McDonald’s Corp.	1,460,000	133,955,000
SJM Holdings Ltd.	25,905,000	56,259,658
Wynn Resorts Ltd.	1,152,700	133,067,688

		323,282,346

Certified Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 6.63%
CAPITAL MARKETS — 3.56%
AllianceBernstein Holdings LP	1,200,000	$18,492,000
[a] Apollo Investment Corp.	14,179,200	111,590,304
Ares Capital Corp.	6,561,600	112,465,824
GAM Holding AG	1,664,000	21,673,578
Och-Ziff Capital Management Group, LLC	6,280,000	60,664,800
[a] Solar Capital Ltd.	3,750,000	85,950,000
DIVERSIFIED FINANCIAL SERVICES — 3.07%
JPMorgan Chase & Co.	5,662,500	229,218,000
[a] KKR Financial Holdings, LLC	12,400,000	124,620,000

		764,674,506

ENERGY — 8.77%
OIL, GAS & CONSUMABLE FUELS — 8.77%
BP plc	13,687,300	96,476,289
Canadian Oil Sands Ltd.	7,188,500	153,919,159
Eni S.p.A	8,851,500	193,595,993
Husky Energy, Inc.	2,655,000	71,350,931
Royal Dutch Shell plc ADR	3,800,000	263,758,000
Total SA	4,682,300	232,255,750

		1,011,356,122

FOOD & STAPLES RETAILING — 1.55%
FOOD & STAPLES RETAILING — 1.55%
Walgreen Co.	4,900,000	178,556,000

		178,556,000

FOOD, BEVERAGE & TOBACCO — 3.28%
BEVERAGES — 1.40%
Coca Cola Co.	4,248,000	161,126,640
FOOD PRODUCTS — 0.56%
Nestle SA	1,025,000	64,627,857
TOBACCO — 1.32%
Lorillard, Inc.	435,000	50,655,750
Philip Morris International, Inc.	1,135,000	102,081,900

		378,492,147

HOUSEHOLD & PERSONAL PRODUCTS — 1.63%
HOUSEHOLD PRODUCTS — 1.63%
Kimberly-Clark Corp.	840,000	72,055,200
Reckitt Benckiser Group plc	2,013,500	115,912,354

		187,967,554

INSURANCE — 1.25%
INSURANCE — 1.25%
Gjensidige Forsikring ASA	4,990,000	69,202,727
Scor SE	2,041,200	52,631,368
Zurich Financial Services AG	90,300	22,486,188

		144,320,283

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
MATERIALS — 2.96%
CHEMICALS — 1.54%
Israel Chemicals Ltd.	4,416,000	$53,537,519
LyondellBasell Industries NV	2,397,200	123,839,352
METALS & MINING — 1.42%
Gold Fields Ltd. ADR	2,850,000	36,622,500
Impala Platinum Holdings Ltd.	1,822,600	30,438,712
Southern Copper Corp.	2,829,400	97,218,184

		341,656,267

MEDIA — 1.31%
MEDIA — 1.31%
Eutelsat Communications	4,705,000	151,244,667

		151,244,667

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.92%
PHARMACEUTICALS — 5.92%
Merck & Co.	4,700,000	211,970,000
Novartis AG	2,000,000	122,381,712
Pfizer, Inc.	9,221,300	229,149,305
Roche Holding AG	640,000	119,561,935

		683,062,952

REAL ESTATE — 7.36%
REAL ESTATE INVESTMENT TRUSTS — 7.36%
Annaly Capital Management, Inc.	5,733,000	96,543,720
Capstead Mortgage Corp.	3,000,000	40,470,000
Chimera Investment Corp.	45,100,000	122,221,000
[a] Dynex Capital, Inc.	4,562,000	49,041,500
[a] Invesco Mortgage Capital, Inc.	7,000,000	140,910,000
[a] MFA Financial, Inc.	20,555,000	174,717,500
Senior Housing Properties Trust	4,000,000	87,120,000
Two Harbors Investment Corp.	2,700,000	31,725,000
[a] Washington REIT	3,975,000	106,609,500

		849,358,220

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.60%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.60%
Intel Corp.	6,830,800	154,922,544
Taiwan Semiconductor Manufacturing Co. Ltd.	47,400,000	145,206,816

		300,129,360

SOFTWARE & SERVICES — 2.38%
SOFTWARE — 2.38%
Microsoft Corp.	9,200,000	273,976,000

		273,976,000

TELECOMMUNICATION SERVICES — 18.01%
DIVERSIFIED TELECOMMUNICATION SERVICES — 13.12%
AT&T, Inc.	6,594,000	248,593,800
Cable and Wireless Communications plc	54,375,162	31,680,035
KT Corp.	1,582,370	50,115,324
Singapore Telecommunications Ltd.	63,650,000	165,971,317

Certified Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
Swisscom AG	261,000	$104,899,521
TDC A/S	31,642,000	230,490,549
Tele2 AB	3,570,000	64,782,609
Telefonica Brasil ADR	10,165,000	220,987,100
Telenor ASA	2,291,700	44,682,729
Telstra Corp. Ltd.	71,700,000	291,547,766
Ziggo N.V.	1,740,000	59,153,024
WIRELESS TELECOMMUNICATION SERVICES — 4.89%
China Mobile Ltd.	12,921,707	143,647,661
Etihad Etisalat Co.	2,470,000	44,623,477
Philippine Long Distance Telephone Co.	702,255	46,867,504
VimpelCom Ltd. ADR	5,600,000	66,640,000
Vodafone Group plc	92,568,865	262,711,345

		2,077,393,761

TRANSPORTATION — 1.63%
TRANSPORTATION INFRASTRUCTURE — 1.63%
China Merchants Holdings International Co. Ltd.	27,651,000	85,405,878
Jiangsu Express Co., Ltd.	43,208,000	36,220,040
Sydney Airport	20,385,909	66,822,337

		188,448,255

UTILITIES — 8.09%
ELECTRIC UTILITIES — 4.44%
CEZ AS	2,000,000	74,624,844
Duke Energy Corp.	1,543,000	99,986,400
Electricite de France SA	10,100,000	211,622,632
Entergy Corp.	1,820,000	126,126,000
GAS UTILITIES — 0.19%
Enagas SA	1,108,168	21,859,183
MULTI-UTILITIES — 3.46%
Dominion Resources, Inc.	1,267,000	67,074,980
GDF Suez	12,236,400	273,604,256
Sempra Energy	900,000	58,041,000

		932,939,295

TOTAL COMMON STOCK (Cost $ 8,430,196,137)		9,079,969,143

PREFERRED STOCK — 3.70%
BANKS — 2.61%
COMMERCIAL BANKS — 2.61%
Barclays Bank plc Pfd, 7.10%	200,000	5,024,000
Fifth Third Bancorp Pfd, 8.50%	714,700	99,822,149
First Niagara Financial Group Pfd, 8.625%	160,000	4,675,008
First Tennessee Bank Pfd, 3.75%	12,000	8,565,000
GMAC Capital Trust I Pfd, 8.125%	468,126	11,754,644
Huntington Bancshares Pfd, 8.50%	95,087	121,235,925
Royal Bank of Scotland plc Pfd, 7.25%	1,751,157	39,733,752
Wintrust Financial Corp. Pfd, 5.00%	10,000	10,622,000

		301,432,478

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 0.02%
CAPITAL MARKETS — 0.02%
Morgan Stanley Pfd, 4.00%	120,000	$2,389,200

		2,389,200

INSURANCE — 0.20%
INSURANCE — 0.20%
Principal Financial Group Pfd, 5.563%	234,400	22,678,200

		22,678,200

MISCELLANEOUS — 0.09%
U.S. GOVERNMENT AGENCIES — 0.09%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	10,518,750

		10,518,750

REAL ESTATE — 0.11%
REAL ESTATE INVESTMENT TRUSTS — 0.11%
Alexandria Real Estate Pfd, 7.00%	463,500	12,676,725

		12,676,725

TECHNOLOGY HARDWARE & EQUIPMENT — 0.13%
COMMUNICATIONS EQUIPMENT — 0.13%
Lucent Technologies Capital Trust I Pfd, 7.75%	26,500	15,370,000

		15,370,000

TELECOMMUNICATION SERVICES — 0.17%
WIRELESS TELECOMMUNICATION SERVICES — 0.17%
Centaur Funding Corp. Pfd, 9.08%	15,000	19,031,250

		19,031,250

UTILITIES — 0.37%
MULTI-UTILITIES — 0.37%
Centerpoint Energy, Inc. Pfd, 7.5%	1,050,000	42,196,875

		42,196,875

TOTAL PREFERRED STOCK (Cost $341,723,635)		426,293,478

ASSET BACKED SECURITIES — 0.69%
COMMERCIAL MTG TRUST — 0.15%
[d] CVS Pass-Through Trust, 9.35%, 1/10/2023	$15,000,000	17,428,500

		17,428,500

OTHER ASSET BACKED — 0.19% [f] JPR Royalty, LLC, 14.00%, 12/1/2020	5,000,000	5,000,000
MRMX, Series 2011-1A Class B, 10.00%, 10/20/2021	12,675,000	12,946,258
[f] Northwind Holdings, LLC, 1.198%, 12/1/2037	4,566,138	3,652,911

		21,599,169

RESIDENTIAL MTG TRUST — 0.35%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.903%, 12/20/2036	3,133,784	653,539
Banc of America Mtg Securities, Series 2005-A Class B1, 3.178%, 2/25/2035	5,025,349	436,602
Bear Stearns ARM Mtg, Series 2003-6 Class 2B-1, 2.497%, 8/25/2033	446,195	319,920
Citigroup Mtg Loan Trust, Inc., 2.93%, 3/25/2034	1,334,677	1,135,884
FBR Securitization Trust, Series 2005-2 Class M1, 0.937%, 9/25/2035	20,100,000	16,183,792

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
Merrill Lynch Mtg Investors Trust, 2.582%, 8/25/2034	$5,945,846	$4,459,070
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.537%, 11/25/2035	8,019,007	7,621,263
Residential Asset Securities Corp., 0.367%, 6/25/2036	6,647,195	6,440,135
Structured Asset Security Corp., Series 2002-27A Class B1, 2.769%, 1/25/2033	2,276,207	1,320,272
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.615%, 2/25/2035	9,779,248	893,903
Wells Fargo Asset Securities Corp., Series 2005-AR2 Class B1, 2.614%, 3/25/2035	8,243,154	534,226

		39,998,606

TOTAL ASSET BACKED SECURITIES (Cost $97,487,083)		79,026,275

CORPORATE BONDS — 12.25%
BANKS — 0.47%
COMMERCIAL BANKS — 0.47%
[b,d] Banco Industrial e Comercial S.A., 6.25%, 1/20/2013	9,000,000	8,977,500
[b,d] Banco Pine SA, 8.75%, 1/6/2017	7,274,000	7,073,965
Fifth Third Bancorp, 6.25%, 5/1/2013	2,750,000	2,838,998
[b,d] Groupe BPCE, 12.50%, 12/31/2049	10,211,000	11,566,306
National City Preferred Capital Trust I, 12.00%, 12/31/2049	3,250,000	3,320,720
PNC Financial Services Group, Inc., 8.25%, 12/31/2049	10,000,000	10,379,480
[d] PNC Preferred Funding Trust III, 8.70%, 12/31/2049	4,500,000	4,568,085
Provident Bank of Maryland, 9.50%, 5/1/2018	5,600,000	5,937,630

		54,662,684

CAPITAL GOODS — 0.31%
INDUSTRIAL CONGLOMERATES — 0.21%
[d] Nesco LLC/Holdings Corp., 11.75%, 4/15/2017	4,000,000	4,260,000
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	19,762,500
TRADING COMPANIES & DISTRIBUTORS — 0.10%
International Lease Finance Corp., 4.875%, 4/1/2015	2,000,000	2,078,824
[d] International Lease Finance Corp. E-Capital Trust I, 4.52%, 12/21/2065	15,000,000	10,200,000

		36,301,324

COMMERCIAL & PROFESSIONAL SERVICES — 0.15%
PROFESSIONAL SERVICES — 0.15%
Affinion Group, Inc., 7.875%, 12/15/2018	21,609,000	17,665,358

		17,665,358

CONSUMER SERVICES — 0.08%
HOTELS, RESTAURANTS & LEISURE — 0.08%
[d] Seneca Nation Indians Capital Improvements Authority, 6.75%, 12/1/2013	1,455,000	1,450,300
[d] Sizzling Platter, LLC, 12.25%, 4/15/2016	7,500,000	7,706,250

		9,156,550

DIVERSIFIED FINANCIALS — 0.96%
CAPITAL MARKETS — 0.08%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,816,840
CONSUMER FINANCE — 0.43%
American Express Credit Co., 5.875%, 5/2/2013	5,000,000	5,156,955
Capital One Capital IV, 6.745%, 2/5/2082	6,400,000	6,440,000
Capital One Financial Corp., 6.15%, 9/1/2016	25,000,000	28,537,550
SLM Corp., 4.00%, 7/25/2014	2,000,000	2,031,000
SLM Corp. LIBOR Floating Rate Note, 0.751%, 1/27/2014	5,000,000	4,855,615
TMX Finance LLC/TitleMax Finance Corp., 13.25%, 7/15/2015	2,500,000	2,775,000

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.45%
Citigroup, Inc., 5.00%, 9/15/2014	$16,250,000	$17,139,200
JPMorgan Chase & Co., 7.90%, 12/31/2049	15,000,000	17,035,950
[b] Korea Development Bank, 5.30%, 1/17/2013	800,000	809,317
MBNA Corp., 6.125%, 3/1/2013	2,000,000	2,043,810
National Rural Utilities CFC, 10.375%, 11/1/2018	5,000,000	7,398,840
SquareTwo Financial Corp., 11.625%, 4/1/2017	8,850,000	7,832,250

		110,872,327

ENERGY — 2.11%
ENERGY EQUIPMENT & SERVICES — 0.22%
Nabors Industries, Inc., 9.25%, 1/15/2019	10,500,000	13,741,560
[b,d] RDS Ultra-Deepwater Ltd., 11.875%, 3/15/2017	10,400,000	11,596,000
OIL, GAS & CONSUMABLE FUELS — 1.89%
Black Elk Energy Offshore Operations, LLC, 13.75%, 12/1/2015	16,750,000	16,959,375
[d] DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	6,427,085
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	13,279,880
[d] Endeavour International Corp., 12.00%, 3/1/2018	17,000,000	18,700,000
[d] Enogex, LLC, 6.875%, 7/15/2014	2,000,000	2,141,058
[d] Enogex, LLC, 6.25%, 3/15/2020	2,500,000	2,818,578
Enterprise Products Operating LP, 7.034%, 1/15/2068	20,880,000	23,385,600
[d] Everest Acquisition, LLC, 6.875%, 5/1/2019	2,000,000	2,140,000
[b,d] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,436,440
[d] Green Field Energy Services, 13.00%, 11/15/2016	16,000,000	15,680,000
[d] GS Caltex Corp., 7.25%, 7/2/2013	7,000,000	7,290,206
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	10,607,488
[d] Maritimes & Northeast Pipeline, LLC, 7.50%, 5/31/2014	6,588,000	7,006,140
[d] NFR Energy, LLC, 9.75%, 2/15/2017	2,000,000	1,830,000
NuStar Logistics, 7.90%, 4/15/2018	18,000,000	20,410,290
Oneok Partners LP, 8.625%, 3/1/2019	8,000,000	10,504,271
[b,d] Petro Co. Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	5,140,000
[b,c,d,e] Petroplus Finance Ltd., 6.75%, 5/1/2014	5,650,000	791,000
Plains Exploration and Production Co., 7.625%, 6/1/2018	1,000,000	1,065,000
RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	15,450,000
Southern Union Co., 3.462%, 11/1/2066	23,020,000	18,358,450
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	7,358,750
[d] Woodside Financial Ltd., 8.125%, 3/1/2014	8,000,000	8,730,024

		243,847,195

FOOD, BEVERAGE & TOBACCO — 0.29%
FOOD PRODUCTS — 0.15%	9,900,000	10,395,000
[d] Harmony Foods Corp., 10.00%, 5/1/2016
[b,d] Minerva Luxembourg SA, 12.25%, 2/10/2022	6,000,000	6,922,200
TOBACCO — 0.14%
Altria Group, Inc., 8.50%, 11/10/2013	4,000,000	4,340,696
Altria Group, Inc., 9.70%, 11/10/2018	3,632,000	5,202,117
[b,d] B.A.T. International Finance, plc, 9.50%, 11/15/2018	5,000,000	6,969,385

		33,829,398

HEALTH CARE EQUIPMENT & SERVICES — 0.58%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.05%
Alere, Inc., 8.625%, 10/1/2018	5,000,000	5,250,000

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 0.31%
Aurora Diagnostics Holdings, LLC, 10.75%, 1/15/2018	$11,000,000	$11,082,500
[d] Prospect Medical Holdings, Inc., 8.375%, 5/1/2019	23,500,000	24,910,000
HEALTH CARE TECHNOLOGY — 0.22%
Merge Healthcare, Inc., 11.75%, 5/1/2015	23,250,000	25,168,125

		66,410,625

INSURANCE — 1.75%
INSURANCE — 1.75% [b,d] Dai Ichi Mutual Life Insurance Co. Ltd., 7.25%, 12/31/2049	9,000,000	10,057,500
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	11,109,563
[d] Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,050,523
[d] Metlife Capital Trust X, 9.25%, 4/8/2068	12,000,000	15,840,000
Metlife, Inc., Series A, 6.817%, 8/15/2018	4,000,000	5,033,188
[d] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	2,670,586
[b,d] Oil Insurance Ltd., 3.443%, 12/31/2049	4,000,000	3,496,160
[d] Prudential Holdings, LLC, 8.695%, 12/18/2023	4,500,000	5,668,110
[b,d] QBE Capital Funding III Ltd., 7.25%, 5/24/2041	60,000,000	60,750,000
[b,d] QBE Insurance Group Ltd., 5.647%, 7/1/2023	12,863,000	12,671,135
Transatlantic Holdings, Inc., 5.75%, 12/14/2015	14,647,000	16,273,051
[d] White Mountains Re Group Ltd., 7.506%, 12/31/2049	28,590,000	29,137,784
[d] ZFS Finance USA Trust II, 6.45%, 12/15/2065	25,748,000	27,292,880
[d] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,332,450

		202,382,930

MATERIALS — 0.92%
CONSTRUCTION MATERIALS — 0.38% [b,d] CEMEX Espana Luxembourg, 9.875%, 4/30/2019	1,460,000	1,492,850
[d] CEMEX Finance, LLC, 9.50%, 12/14/2016	10,000,000	10,325,000
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	14,592,972
Texas Industries, Inc., 9.25%, 8/15/2020	16,350,000	17,331,000
CONTAINERS & PACKAGING — 0.04% [d] Plastipak Holdings, Inc., 10.625%, 8/15/2019	2,250,000	2,576,250
[d] Sealed Air Corp., 8.375%, 9/15/2021	2,000,000	2,240,000
METALS & MINING — 0.50% [b,d] Anglo American Capital plc, 9.375%, 4/8/2014	3,500,000	3,906,000
[b,d] FMG Resources Pty Ltd., 8.25%, 11/1/2019	8,500,000	8,245,000
[d] GTL Trade Finance, Inc., 7.25%, 10/20/2017	7,000,000	8,102,500
[b,d] Inmet Mining Corp., 8.75%, 6/1/2020	7,250,000	7,503,750
[d] Molycorp, Inc., 10.00%, 6/1/2020	22,500,000	22,275,000
[b] Thompson Creek Metals Co., 12.50%, 5/1/2019	8,000,000	7,620,000

		106,210,322

MEDIA — 0.32%
MEDIA — 0.32%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	6,554,870
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	19,061,574
Time Warner Cable, Inc., 8.25%, 2/14/2014	4,000,000	4,402,204
WMG Holdings Corp., 13.75%, 10/1/2019	6,000,000	6,600,000

		36,618,648

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.23%
BIOTECHNOLOGY — 0.03%
Tiers Inflation Linked Trust, Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 3.513%, 2/1/2014	$3,000,000	$3,104,250
LIFE SCIENCES TOOLS & SERVICES — 0.10% [d] BPA Laboratories, Inc., 12.25%, 4/1/2017	12,000,000	11,400,000
PHARMACEUTICALS — 0.10% [d,f] Alvogen Pharma U.S., Inc., 10.50%, 3/15/2019	12,000,000	12,120,000

		26,624,250

RETAILING — 0.05%
MULTILINE RETAIL — 0.01% [b,d] Grupo Famsa S.A.B. de C.V., 11.00%, 7/20/2015	1,500,000	1,597,500
SPECIALTY RETAIL — 0.04%
Best Buy, Inc., 7.00%, 7/15/2013	4,000,000	4,118,412

		5,715,912

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.15%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.15% [d] Advanced Micro Devices, Inc., 7.50%, 8/15/2022	5,000,000	4,825,000
KLA Tencor Corp., 6.90%, 5/1/2018	10,000,000	12,067,790

		16,892,790

SOFTWARE & SERVICES — 0.27%
INTERNET SOFTWARE & SERVICES — 0.25% [b,d] EAccess Ltd., 8.25%, 4/1/2018	9,400,000	8,554,000
EarthLink, Inc., 8.875%, 5/15/2019	12,000,000	11,970,000
[f] Yahoo!, Inc., 6.65%, 8/10/2026	7,946,689	8,582,424
SOFTWARE — 0.02%
Aspect Software, Inc., 10.625%, 5/15/2017	2,000,000	2,055,000

		31,161,424

TECHNOLOGY HARDWARE & EQUIPMENT — 0.05%
COMMUNICATIONS EQUIPMENT — 0.05% [d] Brightstar Corp., 9.50%, 12/1/2016	5,000,000	5,368,750

		5,368,750

TELECOMMUNICATION SERVICES — 1.58%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.44%
[b] Deutsche Telekom International Finance B.V., 8.75%, 6/15/2030	26,150,000	39,332,451
Level 3 Communications, Inc., 11.875%, 2/1/2019	6,000,000	6,810,000
[d] Level 3 Communications, Inc., 8.875%, 6/1/2019	9,000,000	9,450,000
Qwest Corp., 6.75%, 12/1/2021	9,000,000	10,815,516
[b] Telecom Italia Capital SA, 5.25%, 10/1/2015	4,190,000	4,409,975
[b] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	2,894,650
[b] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	83,255,250
[b,d] Telemar Norte Leste SA, 5.50%, 10/23/2020	9,065,000	9,518,250
WIRELESS TELECOMMUNICATION SERVICES — 0.14%
[b,d] Digicel SA, 12.00%, 4/1/2014	2,000,000	2,230,000
[b,d] VimpelCom (UBS SA), 8.25%, 5/23/2016	4,500,000	4,966,785
[b,d] VimpelCom Holdings BV, 7.504%, 3/1/2022	8,735,000	9,160,831

		182,843,708

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.41%
AIR FREIGHT & LOGISTICS — 0.08%
[d] SPL Logistics Escrow, LLC, 8.875%, 8/1/2020	$8,000,000	$8,560,000
AIRLINES — 0.29% [b,d] Air Canada, 9.25%, 8/1/2015	17,000,000	17,680,000
[e] American Airlines, Inc., 13.00%, 8/1/2016	3,150,564	3,386,856
[c,e] American Airlines, Inc., 8.625%, 4/15/2023	8,734,304	9,400,294
US Airways, 6.25%, 10/22/2024	2,806,329	2,981,725
MARINE — 0.04% [d] Windsor Petroleum Transport Corp., 7.84%, 1/15/2021	7,880,014	5,053,059

		47,061,934

UTILITIES — 1.57%
ELECTRIC UTILITIES — 0.85%
Alabama Power Capital Trust V, 3.561%, 10/1/2042	4,000,000	4,044,920
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	8,581,495
[b,c,d,e,f] Centrais Eletricas DO PA, 10.50%, 6/3/2016	16,000,000	2,560,000
[b,d] Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	43,732,000
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	9,316,888
[d] Great River Energy, 5.829%, 7/1/2017	1,300,796	1,408,424
[d] Monongahela Power Co., 7.95%, 12/15/2013	2,000,000	2,158,042
[d] Texas-New Mexico Power Co., 9.50%, 4/1/2019	19,000,000	25,852,996
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.24% [b] Atlantic Power Corp. Co., 9.00%, 11/15/2018	8,000,000	8,500,000
[b,d] Inkia Energy Ltd., 8.375%, 4/4/2021	18,000,000	19,620,000
MULTI-UTILITIES — 0.48%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	7,005,240
Black Hills Corp., 9.00%, 5/15/2014	4,500,000	5,031,531
NiSource Finance Corp., 6.15%, 3/1/2013	5,562,000	5,679,775
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	24,462,020
Sempra Energy, 9.80%, 2/15/2019	7,750,000	10,927,888
Sempra Energy, 8.90%, 11/15/2013	2,000,000	2,175,214

		181,056,433

TOTAL CORPORATE BONDS (Cost $1,240,326,358)		1,414,682,562

CONVERTIBLE BONDS — 1.16%
DIVERSIFIED FINANCIALS — 0.59%
CAPITAL MARKETS — 0.29%
Hercules Technology Growth Capital, Inc., 6.00%, 4/15/2016	10,000,000	10,193,750
[d] Prospect Capital Corp., 5.375%, 10/15/2017	8,000,000	8,225,000
[d] Technology Investment CA, 7.50%, 11/1/2017	15,000,000	15,174,150
DIVERSIFIED FINANCIAL SERVICES — 0.30%
[a] KKR Financial Holdings, LLC, 7.50%, 1/15/2017	22,750,000	33,982,813

		67,575,713

ENERGY — 0.06%
OIL, GAS & CONSUMABLE FUELS — 0.06%
SunPower Corp., 4.50%, 3/15/2015	5,000,000	4,593,750
SunPower Corp., 4.75%, 4/15/2014	3,000,000	2,842,500

		7,436,250

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 0.15%
BEVERAGES — 0.15%
Central European Distribution Corp., 3.00%, 3/15/2013	$18,239,000	$16,916,672

		16,916,672

MATERIALS — 0.13%
CONSTRUCTION MATERIALS — 0.07% [b] CEMEX SAB de CV, 4.875%, 3/15/2015	8,500,000	8,420,313
METALS & MINING — 0.06%
[b,d] Jaguar Mining, Inc., 4.50%, 11/1/2014	11,000,000	6,208,125

		14,628,438

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.07%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.07% [b] Trina Solar Ltd., 4.00%, 7/15/2013	8,500,000	7,565,000

		7,565,000

SOFTWARE & SERVICES — 0.04%
SOFTWARE — 0.04%
THQ, Inc., 5.00%, 8/15/2014	9,136,000	5,253,200

		5,253,200

TELECOMMUNICATION SERVICES — 0.11%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.11% [d] Alaska Communication Systems Group, Inc., 6.25%, 5/1/2018	15,600,000	10,559,250
Level 3 Communications, Inc., 7.00%, 3/15/2015	2,000,000	2,418,750

		12,978,000

TRANSPORTATION — 0.01%
MARINE — 0.01% [d]Ultrapetrol Bahamas Ltd., 7.25%, 1/15/2017	2,750,000	1,680,938

		1,680,938

TOTAL CONVERTIBLE BONDS (Cost $133,467,899)		134,034,211

WARRANTS — 0.00% [c] Green Field Energy Services	16,000	496,000

TOTAL WARRANTS (Cost $627,343)		496,000

MUNICIPAL BONDS — 0.03%
San Bernardino County California, 8.45%, 9/1/2030	2,555,000	2,733,978
Town of Victor New York, 9.20%, 5/1/2014	785,000	806,784

TOTAL MUNICIPAL BONDS (Cost $3,301,056)		3,540,762

U.S. GOVERNMENT AGENCIES — 0.08%
[d] Agribank FCB, 9.125%, 7/15/2019	6,750,000	8,958,026

TOTAL U.S. GOVERNMENT AGENCIES (Cost $6,750,000)		8,958,026

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
OTHER GOVERNMENT — 0.03%
[b] Export-Import Bank of Korea, 8.125%, 1/21/2014	$2,750,000	$2,993,334

TOTAL OTHER GOVERNMENT (Cost $2,746,896)		2,993,334

FOREIGN BONDS — 1.85%
CONSUMER SERVICES — 0.20%
HOTELS, RESTAURANTS & LEISURE — 0.20% [d] Arcos Dorados Holdings, Inc. (BRL), 10.25%, 7/13/2016	43,000,000	22,589,715

		22,589,715

DIVERSIFIED FINANCIALS — 0.38%
CAPITAL MARKETS — 0.06%
Morgan Stanley (AUD), 3.927%, 3/1/2013	4,000,000	4,136,550

Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	2,422,553

CONSUMER FINANCE — 0.27% [d] Cash Store Financial (CAD), 11.50%, 1/31/2017	10,250,000	10,531,508
[d] Lowell Group Financing plc (GBP), 10.75%, 4/1/2019	12,000,000	20,201,139
DIVERSIFIED FINANCIAL SERVICES — 0.05%
Bank of America Corp. (BRL), 10.00%, 11/19/2014	6,500,000	3,398,693
[f] Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	2,663,707

		43,354,150

FOOD & STAPLES RETAILING — 0.02%
FOOD & STAPLES RETAILING — 0.02%
Wesfarmers Ltd. (AUD), 6.16%, 9/11/2014	2,000,000	2,116,358

		2,116,358

FOOD, BEVERAGE & TOBACCO — 0.08%
BEVERAGES — 0.08%
Ambev International Finance Co. Ltd. (BRL), 9.50%, 7/24/2017	7,669,000	4,293,656
Anheuser-Busch InBev (BRL), 9.75%, 11/17/2015	10,000,000	5,561,722

		9,855,378

INSURANCE — 0.14%
INSURANCE — 0.14%
ELM BV (AUD), 7.635%, 12/31/2049	10,500,000	10,104,949
ELM BV (AUD), 4.568%, 12/31/2049	8,000,000	6,534,079

		16,639,028

MATERIALS — 0.07%
CONSTRUCTION MATERIALS — 0.07%
CEMEX Finance, LLC (EUR), 9.625%, 12/14/2017	6,500,000	8,386,235

		8,386,235

MEDIA — 0.06%
MEDIA — 0.06% [d] Corus Entertainment (CAD), 7.25%, 2/10/2017	2,000,000	2,148,306
News America Holdings (AUD), 8.625%, 2/7/2014	4,000,000	4,322,281

		6,470,587

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Shares/ Principal Amount	Value
MISCELLANEOUS — 0.58%
MISCELLANEOUS — 0.58%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	$20,000,000	$14,749,044
Federative Republic of Brazil (BRL), 12.50%, 1/5/2016	65,401,000	40,503,616
New South Wales Treasury Corp. (AUD), 4.076%, 11/20/2020	8,500,000	11,497,437

		66,750,097

SOFTWARE & SERVICES — 0.08%
INTERNET SOFTWARE & SERVICES — 0.08%
EAccess Ltd. (EUR), 8.375%, 4/1/2018	8,200,000	9,457,323

		9,457,323

TRANSPORTATION — 0.08%
AIRLINES — 0.08% [f] Iberbond 2004 plc (EUR), 4.235%, 12/24/2017	7,599,497	8,984,473

		8,984,473

UTILITIES — 0.16%
ELECTRIC UTILITIES — 0.06%
Cia de Eletricidade do Estado da Bahia (BRL), 11.75%, 4/27/2016	12,000,000	6,378,098
MULTI-UTILITIES — 0.10%
Ville De Montreal (CAD), 5.45%, 12/1/2019	10,000,000	11,825,145

		18,203,243

TOTAL FOREIGN BONDS (Cost $194,929,150)		212,806,587

OTHER SECURITIES — 0.45%
LOAN PARTICIPATIONS — 0.45%
Affinion Group, Inc., 5.00%, 7/16/2015	2,500,000	2,283,450
Baker & Taylor Acquisitions, 12.00%, 9/19/2016	11,000,000	10,670,000
[b] CEMEX Espana SA, 4.749%, 2/14/2014	5,000,000	4,750,000
Lonestar Intermediate Super Holdings, LLC, 11.00%, 8/7/2019	3,000,000	3,185,010
[f] Private Restaurants Properties, Inc., 9.00%, 3/1/2017	15,541,168	15,541,168
Texas Comp Electric Holdings, LLC, 3.741%, 10/10/2014	17,808,379	13,217,200
Texas Comp Electric Holdings, LLC, 3.938%, 10/31/2014	2,861,481	2,123,763

TOTAL OTHER SECURITIES (Cost $54,056,360)		51,770,591

SHORT TERM INVESTMENTS — 0.86%
Bank of New York Tri-Party Repurchase Agreement 0.28%. Dated 9/28/2012 due 10/1/2012, repurchase price $15,000,350 collateralized by 3 corporate debt securities, having an average coupon of 3.375%, a minimum credit weighting of BBB+, maturity dates from 5/15/2017 to 2/15/2038, and having an aggregate market value of $16,143,749 at 9/28/2012	15,000,000	15,000,000
Darden Restaurants, Inc., 0.32%, 10/1/2012	39,479,000	39,479,000
Tyco Electronics Group SA, 0.36%, 10/1/2012	25,000,000	25,000,000
Vodafone Group plc, 0.85%, 12/28/2012	20,000,000	19,958,444

TOTAL SHORT TERM INVESTMENTS (Cost $99,437,444)		99,437,444

TOTAL INVESTMENTS — 99.81% (Cost $10,605,049,361)		$11,514,008,413
OTHER ASSETS LESS LIABILITIES — 0.19%		21,473,802

NET ASSETS — 100.00%		$11,535,482,215

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

Footnote Legend

a	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2011	Gross Additions	Gross Reductions	Shares/Principal September 30, 2012	Market Value September 30, 2012	Investment Income
Apollo Investment Corp.	10,000,000	4,179,200	—	14,179,200	$111,590,304	$11,379,264
Apollo Investment Corp., 5.75% 1.15.2016	5,000,000	5,900,000	10,900,000	—	—	471,045
Dynex Capital, Inc.	2,860,000	1,702,000	—	4,562,000	49,041,500	3,401,140
Invesco Mortgage Capital, Inc*	5,414,300	1,585,700	—	7,000,000	140,910,000	17,977,570
KKR Financial Holdings, LLC	11,900,000	500,000	—	12,400,000	124,620,000	10,116,000
KKR Financial Holdings, LLC, 7.0% 7.15.2012	61,600,000	—	61,600,000	—	—	6,017,618
KKR Financial Holdings, LLC, 7.5% 1.15.2017	22,750,000	—	—	22,750,000	33,982,813	956,597
MFA Financial, Inc.	18,000,000	2,555,000	—	20,555,000	174,717,500	19,300,000
Solar Capital Ltd.	3,750,000	—	—	3,750,000	85,950,000	9,000,000
Washington REIT*	1,727,539	2,247,461	—	3,975,000	106,609,500	4,744,305

Total non-controlled affiliated issuers – 7.17% of net assets					$827,421,617	$83,363,539

*	Issuers not affiliated at September 30, 2011.
b	Yankee Bond - Denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Non-income producing.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2012, the aggregate value of these securities in the Fund’s portfolio was $763,879,294, representing 6.62% of the Fund’s net assets.
e	Bond in default.
f	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
EUR	Denominated in Euros
FCB	Farm Credit Bank
GBP	Great Britain Pound
LIBOR	London Interbank Offered Rate
MFA	Mortgage Finance Authority
Mtg	Mortgage
Pfd	Preferred Stock
REIT	Real Estate Investment Trust

See notes to financial statements.

30    Certified Annual Report

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Certified Annual Report    31

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2012

ASSETS
Investments at value
Non-affiliated issuers (cost $9,820,078,146) (Note 2)	$10,686,586,796
Non-controlled affiliated issuers (cost $784,971,215) (Note 2)	827,421,617
Cash	2,383,166
Cash denominated in foreign currency (cost $15,414,326)	15,405,602
Receivable for investments sold	93,181,182
Receivable for fund shares sold	35,301,645
Unrealized appreciation on forward currency contracts (Note 7)	5,179,757
Dividends receivable	45,462,200
Dividend and interest reclaim receivable	13,963,877
Interest receivable	39,306,354
Prepaid expenses and other assets	34,054

Total Assets	11,764,226,250

LIABILITIES
Payable for investments purchased	143,324,563
Payable for fund shares redeemed	19,192,074
Unrealized depreciation on forward currency contracts (Note 7)	39,343,472
Payable to investment advisor and other affiliates (Note 3)	11,242,048
Accounts payable and accrued expenses	4,077,050
Dividends payable	11,564,828

Total Liabilities	228,744,035

NET ASSETS	$11,535,482,215

NET ASSETS CONSIST OF:
Undistributed net investment income	$44,000,205
Net unrealized appreciation on investments	874,371,508
Accumulated net realized gain (loss)	(1,021,746,341)
Net capital paid in on shares of beneficial interest	11,638,856,843

$11,535,482,215

32    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($3,420,877,069 applicable to 181,044,772 shares of beneficial interest outstanding - Note 4)	$18.90
Maximum sales charge, 4.50% of offering price	0.89

Maximum offering price per share	$19.79

Class C Shares:
Net asset value and offering price per share* ($4,051,242,671 applicable to 214,418,737 shares of beneficial interest outstanding - Note 4)	$18.89

Class I Shares:
Net asset value, offering and redemption price per share ($3,981,954,903 applicable to 209,299,823 shares of beneficial interest outstanding - Note 4)	$19.03

Class R3 Shares:
Net asset value, offering and redemption price per share ($47,023,003 applicable to 2,489,151 shares of beneficial interest outstanding - Note 4)	$18.89

Class R4 Shares:
Net asset value, offering and redemption price per share ($19,470,776 applicable to 1,028,579 shares of beneficial interest outstanding - Note 4)	$18.93

Class R5 Shares:
Net asset value, offering and redemption price per share ($14,913,793 applicable to 784,353 shares of beneficial interest outstanding - Note 4)	$19.01

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    33

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $43,364,932)	$542,511,175
Non-controlled affiliated issuers	75,918,279
Interest income
Non-affiliated issuers (net of premium amortization of $2,112,299)	153,242,472
Non-controlled affiliated issuers (net of premium amortization of $ 749,653)	7,445,260

Total Income	779,117,186

EXPENSES:
Investment advisory fees (Note 3)	72,277,730
Administration fees (Note 3)
Class A Shares	3,904,223
Class C Shares	4,563,070
Class I Shares	1,749,751
Class R3 Shares	50,916
Class R4 Shares	17,492
Class R5 Shares	4,689
Distribution and service fees (Note 3)
Class A Shares	7,820,953
Class C Shares	36,599,667
Class R3 Shares	203,968
Class R4 Shares	34,968
Transfer agent fees
Class A Shares	2,667,211
Class C Shares	3,527,262
Class I Shares	3,319,161
Class R3 Shares	69,930
Class R4 Shares	36,525
Class R5 Shares	22,891
Registration and filing fees
Class A Shares	135,318
Class C Shares	101,084
Class I Shares	123,955
Class R3 Shares	20,330
Class R4 Shares	21,545
Class R5 Shares	24,211
Custodian fees (Note 3)	2,144,001
Professional fees	203,570
Accounting fees	286,210
Trustee fees	302,868
Other expenses	1,162,364

Total Expenses	141,395,863
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,485,830)
Fees paid indirectly (Note 3)	(1,456)

Net Expenses	138,908,577

Net Investment Income	$640,208,609

34    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers	$(356,947,610)
Non-controlled affiliated issuers	1,321,904
Forward currency contracts (Note 7)	168,441,862
Foreign currency transactions	(7,405,443)

(194,589,287)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	1,089,164,519
Non-controlled affiliated issuers	92,510,500
Forward currency contracts (Note 7)	(121,920,534)
Foreign currency translations	2,341,792

1,062,096,277

Net Realized and Unrealized Gain	867,506,990

Net Increase in Net Assets Resulting from Operations	$1,507,715,599

See notes to financial statements.

Certified Annual Report    35

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Investment Income Builder Fund

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$640,208,609	$468,555,483
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions, net of foreign capital gain taxes	(194,589,287)	(19,014,722)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	1,062,096,277	(642,066,221)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,507,715,599	(192,525,460)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(194,518,753)	(156,072,470)
Class C Shares	(202,332,862)	(157,547,088)
Class I Shares	(228,077,408)	(160,430,480)
Class R3 Shares	(2,423,659)	(1,872,389)
Class R4 Shares	(840,952)	(371,383)
Class R5 Shares	(588,324)	(302,648)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	417,639,282	913,176,735
Class C Shares	570,383,451	1,170,437,918
Class I Shares	811,511,415	1,426,933,566
Class R3 Shares	8,691,494	13,878,035
Class R4 Shares	8,058,175	9,181,603
Class R5 Shares	9,693,298	1,448,645

Net Increase in Net Assets	2,704,910,756	2,865,934,584

NET ASSETS:
Beginning of Year	8,830,571,459	5,964,636,875

End of Year	$11,535,482,215	$8,830,571,459

Undistributed net investment income	$44,000,205	$34,187,394

See notes to financial statements.

36    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the security. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    37

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board, (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

38    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$9,079,969,143	$9,079,969,143	$—	$—
Preferred Stock(a)	426,293,478	345,981,603	80,311,875	—
Asset Backed Securities	79,026,275	—	70,373,365	8,652,910
Corporate Bonds(b)	1,414,682,562	—	1,391,420,138	23,262,424
Convertible Bonds	134,034,211	—	134,034,211	—
Warrants	496,000	496,000	—	—
Municipal Bonds	3,540,762	—	3,540,762	—
U.S. Government Agencies	8,958,026	—	8,958,026	—
Other Government	2,993,334	—	2,993,334	—
Foreign Bonds	212,806,587	—	201,158,407	11,648,180
Other Securities	51,770,591	—	36,229,423	15,541,168
Short Term Investments	99,437,444	—	99,437,444	—

Total Investments in Securities	$11,514,008,413	$9,426,446,746	$2,028,456,985	$59,104,682
Other Financial Instruments**
Forward Currency Contracts	$5,179,757	$—	$5,179,757	$—
Spot Currency	$196,150	$196,150	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(39,343,472)	$—	$(39,343,472)	$—
Spot Currency	$(178,986)	$(178,986)	$—	$—

(a)	At September 30, 2012, industry classifications for Preferred Stock in Level 2 consist of $8,565,000 in Banks, $10,518,750 in Miscellaneous,$ 19, 031, 250 in Telecommunication Services and $42,196,875 in Utilities .
(b)	In accordance with the guidance prescribed in Accounting Standards Update, (“ASU”) No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at September 30, 2012. Certain portfolio investments, representing $2,560,000 market value in the Corporate Bonds asset category and characterized as Level 3 investments, were fair valued by the Committee using adjusted broker quotes.
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Certified Annual Report    39

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2012, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the year.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2012, is as follows:

	Asset Backed Securities	Corporate Bonds	Foreign Bonds	Other Securities	Total
Beginning Balance 9/30/2011	$5,000,000	$10,244,288	$15,167,391	$2,133,868	$32,545,547
Accrued Discounts (Premiums)	29,811	42,064	131,792	25,099	228,766
Net Realized Gain (Loss) (a)	74,031	(4,997,610)	(1,981,669)	43,582	(6,861,666)
Gross Purchases	—	12,149,882	2,249,994	15,600,000	29,999,876
Gross Sales	(465,112)	(165,587)	(3,069,880)	(2,227,768)	(5,928,347)
Change in Unrealized Appreciation (Depreciation) (b)	106,358	(6,987,373)	2,348,265	(33,613)	(4,566,363)
Transfers into Level 3 (c)	3,907,822	15,920,000	—	—	19,827,822
Transfers out of Level 3 (c)	—	(2,943,240)	(3,197,713)	—	(6,140,953)

Ending Balance 9/30/2012 (d)	$8,652,910	$23,262,424	$11,648,180	$15,541,168	$59,104,682

(a)	Total amount of net realized gain (loss) from investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended ended September 30, 2012.
(b)	Total amount of net change in unrealized appreciation (depreciation) on investments recognized in the net increase in net assets resulting from operations is included in the Fund’s Statement of Operations for the year ended ended September 30, 2012.
(c)	Transfers into or out of Level 3 were from or to Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2012. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(d)	Level 3 Investments represent 0.51% of total Net Assets at the year ended September 30, 2012. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio investments.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investments transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

40    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains on investments of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the

Certified Annual Report    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $2,402,757 for Class C shares, $36,062 for Class R3 shares, $18,776 for Class R4 shares, and $28,235 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned commissions aggregating $1,904,583 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $451,481 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, fees paid indirectly were $1,456.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

42    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2012		September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	50,634,864	$922,597,532	66,659,959	$1,269,837,423
Shares issued to shareholders in reinvestment of dividends	8,419,107	154,418,707	6,426,882	118,738,328
Shares repurchased	(36,229,209)	(659,394,554)	(25,120,651)	(475,421,839)
Redemption fees received*	—	17,597	—	22,823

Net increase (decrease)	22,824,762	$417,639,282	47,966,190	$913,176,735

Class C Shares
Shares sold	52,069,804	$949,331,499	75,008,220	$1,434,355,675
Shares issued to shareholders in reinvestment of dividends	8,174,226	149,832,339	6,023,434	111,069,630
Shares repurchased	(29,066,753)	(528,800,858)	(19,855,761)	(375,013,316)
Redemption fees received*	—	20,471	—	25,929

Net increase (decrease)	31,177,277	$570,383,451	61,175,893	$1,170,437,918

Class I Shares
Shares sold	85,850,599	$1,573,345,423	94,540,995	$1,813,011,672
Shares issued to shareholders in reinvestment of dividends	9,691,099	179,014,305	6,544,281	121,547,620
Shares repurchased	(51,652,773)	(940,867,728)	(26,969,127)	(507,647,985)
Redemption fees received*	—	19,415	—	22,259

Net increase (decrease)	43,888,925	$811,511,415	74,116,149	$1,426,933,566

Class R3 Shares
Shares sold	916,684	$16,701,010	1,105,342	$21,102,445
Shares issued to shareholders in reinvestment of dividends	120,502	2,208,654	90,089	1,663,483
Shares repurchased	(565,100)	(10,218,392)	(465,040)	(8,888,180)
Redemption fees received*	—	222	—	287

Net increase (decrease)	472,086	$8,691,494	730,391	$13,878,035

Class R4 Shares
Shares sold	621,863	$11,383,323	583,010	$11,071,807
Shares issued to shareholders in reinvestment of dividends	30,904	568,152	13,403	245,178
Shares repurchased	(211,126)	(3,893,368)	(115,790)	(2,135,440)
Redemption fees received*	—	68	—	58

Net increase (decrease)	441,641	$8,058,175	480,623	$9,181,603

Certified Annual Report    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

	Year Ended		Year Ended
	September 30, 2012		September 30, 2011
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	707,505	$12,944,687	165,122	$3,175,755
Shares issued to shareholders in reinvestment of dividends	27,217	505,222	13,662	255,898
Shares repurchased	(204,695)	(3,756,654)	(107,125)	(1,983,050)
Redemption fees received*	—	43	—	42

Net increase (decrease)	530,027	$9,693,298	71,659	$1,448,645

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investments (excluding short-term investments and U. S. Government obligations) of $6,323,536,177 and $4,150,405,180, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$10,625,408,868

Gross unrealized appreciation on a tax basis	$1,293,526,727
Gross unrealized depreciation on a tax basis	(404,927,182)

Net unrealized appreciation (depreciation) on investments (tax basis)	$888,599,545

At September 30, 2012, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $235,058,740. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At September 30, 2012, the Fund had cumulative tax basis capital losses of $67,053,424, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occured in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund's fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

44    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

Such capital loss carryforwards expire as follows:

2017	$229,347,589
2018	493,662,779

$723,010,368

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $625,475 and increased accumulated net realized loss by $625,475. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions and investments in REITs and other regulated investment companies.

At September 30, 2012, the Fund had distributable net tax basis ordinary income of $45,154,454.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from
Ordinary income	$628,781,958	$476,596,458
Capital gains	—	—

Total	$628,781,958	$476,596,458

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2012 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. Values of open sell currency contracts are indicative of the activity for the year ended September 30, 2012. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts within the year ended September 30, 2012.

Certified Annual Report    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012

The following table displays the outstanding forward currency contracts at September 30, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	1,116,977,500	02/28/2013	1,437,725,906	$—	$(32,355,985)
Great Britain Pound	Sell	42,225,500	10/10/2012	68,184,074	—	(2,414,902)
Great Britain Pound	Sell	149,063,700	10/10/2012	240,702,190	—	(4,257,349)
Swiss Franc	Sell	172,228,900	10/10/2012	183,151,462	5,179,757	—
Swiss Franc	Buy	37,408,100	10/10/2012	39,780,479	—	(315,236)

Total					$5,179,757	$(39,343,472)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2012

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$5,179,757

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(39,343,472)

The net realized gains (losses) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2012 are disclosed in the following tables:

Amount of Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$168,441,862	$168,441,862

Amount of Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$(121,920,534)	$(121,920,534)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, credit risk, interest rate risk, prepayment risk, liquidity risk, and the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

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Certified Annual Report    47

FINANCIAL HIGHLIGHTS

    Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32		1.20		1.20		1.20		16.26	40.96	$3,420,877
2011(b)	$18.31	1.12	(0.99)	0.13	(1.15)	—	(1.15)	$17.29	5.91		1.21		1.21		1.21		0.42	30.34	$2,734,845
2010(b)	$17.38	1.14	0.90	2.04	(1.11)	—	(1.11)	$18.31	6.47		1.25		1.25		1.25		12.08	35.50	$2,018,202
2009(b)	$16.86	1.01	0.58	1.59	(1.07)	—	(1.07)	$17.38	7.03		1.30		1.30		1.30		10.89	63.05	$1,400,454
2008(b)	$23.35	1.04	(6.04)	(5.00)	(1.02)	(0.47)	(1.49)	$16.86	5.01		1.25		1.25		1.25		(22.48)	46.07	$1,393,268
Class C Shares
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63		1.90		1.90		1.97		15.43	40.96	$4,051,242
2011	$18.31	0.99	(0.99)	—	(1.02)	—	(1.02)	$17.29	5.23		1.90		1.90		1.96		(0.26)	30.34	$3,167,624
2010	$17.39	1.03	0.89	1.92	(1.00)	—	(1.00)	$18.31	5.86		1.90		1.90		2.02		11.32	35.50	$2,234,953
2009	$16.87	0.92	0.59	1.51	(0.99)	—	(0.99)	$17.39	6.44		1.90		1.90		2.08		10.27	63.05	$1,426,613
2008	$23.37	0.90	(6.04)	(5.14)	(0.89)	(0.47)	(1.36)	$16.87	4.36		1.90		1.90		2.03		(23.02)	46.07	$1,399,947
Class I Shares
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67		0.89		0.89		0.89		16.61	40.96	$3,981,955
2011	$18.43	1.21	(1.02)	0.19	(1.22)	—	(1.22)	$17.40	6.31		0.87		0.87		0.87		0.74	30.34	$2,878,655
2010	$17.50	1.22	0.89	2.11	(1.18)	—	(1.18)	$18.43	6.87		0.93		0.93		0.93		12.39	35.50	$1,682,616
2009	$16.97	1.07	0.59	1.66	(1.13)	—	(1.13)	$17.50	7.39		0.97		0.97		0.97		11.29	63.05	$908,126
2008	$23.50	1.10	(6.06)	(4.96)	(1.10)	(0.47)	(1.57)	$16.97	5.34		0.89		0.89		0.89		(22.20)	46.07	$766,772
Class R3 Shares
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05		1.50		1.50		1.59		15.94	40.96	$47,023
2011	$18.30	1.08	(1.00)	0.08	(1.10)	—	(1.10)	$17.28	5.67		1.50		1.50		1.58		0.13	30.34	$34,861
2010	$17.38	1.11	0.88	1.99	(1.07)	—	(1.07)	$18.30	6.27		1.50		1.50		1.69		11.75	35.50	$23,550
2009	$16.85	1.00	0.58	1.58	(1.05)	—	(1.05)	$17.38	6.93		1.50		1.50		1.87		10.74	63.05	$14,828
2008	$23.34	1.00	(6.05)	(5.05)	(0.97)	(0.47)	(1.44)	$16.85	4.89		1.49		1.49		1.77		(22.69)	46.07	$11,848
Class R4 Shares
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14		1.39		1.39		1.53		16.10	40.96	$19,471
2011	$18.34	1.15	(1.06)	0.09	(1.12)	—	(1.12)	$17.31	6.02		1.40		1.40		1.65		0.19	30.34	$10,162
2010	$17.47	1.22	0.74	1.96	(1.09)	—	(1.09)	$18.34	6.89		1.40		1.40		3.60		11.52	35.50	$1,950
2009	$16.94	1.01	0.59	1.60	(1.07)	—	(1.07)	$17.47	7.02		1.40		1.40		9.54	(c)	10.83	63.05	$48
2008(d)	$21.22	0.66	(4.39)	(3.73)	(0.55)	—	(0.55)	$16.94	5.28	(e)	1.40	(e)	1.40	(e)	16.97	(c)(e)	(17.79)	46.07	$251
Class R5 Shares
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61		0.99		0.99		1.29		16.44	40.96	$14,914
2011	$18.42	1.18	(1.00)	0.18	(1.20)	—	(1.20)	$17.40	6.16		0.99		0.99		1.51		0.68	30.34	$4,424
2010	$17.50	1.36	0.74	2.10	(1.18)	—	(1.18)	$18.42	7.67		0.99		0.99		2.35		12.31	35.50	$3,366
2009	$16.98	1.04	0.61	1.65	(1.13)	—	(1.13)	$17.50	7.14		0.99		0.99		9.20	(c)	11.19	63.05	$427
2008	$23.51	1.11	(6.09)	(4.98)	(1.08)	(0.47)	(1.55)	$16.98	5.48		0.99		0.99		11.77	(c)	(22.27)	46.07	$221

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was February 1, 2008.
(e)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

48 Certified Annual Report	Certified Annual Report 49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

50    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,044.60	$6.19
Hypothetical*	$1,000.00	$1,018.95	$6.11
Class C Shares
Actual	$1,000.00	$1,040.50	$9.69
Hypothetical*	$1,000.00	$1,015.50	$9.57
Class I Shares
Actual	$1,000.00	$1,045.50	$4.67
Hypothetical*	$1,000.00	$1,020.43	$4.61
Class R3 Shares
Actual	$1,000.00	$1,042.50	$7.66
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class R4 Shares
Actual	$1,000.00	$1,043.60	$7.15
Hypothetical*	$1,000.00	$1,018.00	$7.06
Class R5 Shares
Actual	$1,000.00	$1,045.10	$5.06
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.21%; C: 1.90%; I: 0.91%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    51

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Investment Income Builder Fund versus S&P 500 Index and Blended Index

(December 24, 2002 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)	11.06%	1.44%	10.41%
C Shares (Incep: 12/24/02)	14.43%	1.70%	10.30%
I Shares (Incep: 11/3/03)	16.61%	2.71%	9.73%
R3 Shares (Incep: 2/1/05)	15.94%	2.13%	7.68%
R4 Shares (Incep: 2/1/08)	16.10%	—	3.65%
R5 Shares (Incep: 2/1/07)	16.44%	2.62%	5.06%
Blended Index (Since 12/24/02)	17.57%	0.38%	7.13%
S&P 500 Index (Since 12/24/02)	30.20%	1.05%	7.17%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800-847-0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares.

52    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)
Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)
David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    53

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)
Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)
George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

54    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    55

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, the Thornburg Investment Income Builder Fund is reporting 76.41% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 18.17% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2012 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

56    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered the information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment performance over different periods of time relative to a “world allocation” category of mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, relative to a broad-based securities index, and relative to a blended performance benchmark comprised of two broad-based securities indices, (iv) the Fund’s cumulative investment return since inception relative to the blended benchmark, (v) comparative dividend payment data, and (vi) comparative measures of portfolio volatility, risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) comparative performance data for the nine calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent calendar year was higher than the blended benchmark and the fund category and lower than the return for the index, and that the Fund’s returns for the preceding eight calendar years exceeded the returns of the blended benchmark in seven of eight years, exceeded the returns of the index in six of seven years for which data were provided, and exceeded or were comparable to the fund category in seven of eight years. Noted quantitative data also showed that the Fund’s investment returns fell at the top quartile of performance for the fund category for the three-month period ended with the second quarter of the current year, at the midpoint for the year-to-date period, within the second quartile for the one-year and five-year periods, and within the top decile of the fund category for the three-year period. The Trustees also noted their consideration of increasing levels of the Fund’s quarterly dividend payments in most periods since the Fund’s inception together with the annual increase in the Fund’s dividend in each year, and the Fund’s higher cumulative return (net of expenses) relative to the Fund’s blended benchmark since the Fund’s inception.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee charged to the Fund was comparable to the median and slightly higher than the average fee levels for the fund category, and that the overall expense ratio for a reference share class of the Fund was comparable to the median and slightly lower than the average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment

Certified Annual Report    57

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2012 (Unaudited)

management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    59

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

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Thornburg Global Opportunities Fund

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Glossary

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Earnings Per Share (EPS) – The total earnings divided by the number of shares outstanding.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio equaling a company’s market value per share divided by earnings per share.

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THORNBURG GLOBAL OPPORTUNITIES FUND

Portfolio Managers

W. Vinson Walden, CFA, and Brian McMahon

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

Investment fads come and go, and the landscape is littered with funds that generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for — solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward — to invest in promising companies that we feel are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock fund universe are concentrated in a few very large funds. Based on size alone, these funds must

Average Annual Total Returns

For Periods Ended September 30, 2012

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)
Without sales charge	23.22%	8.20%	-1.93%	7.26%
With sales charge	17.67%	6.54%	-2.83%	6.47%
MSCI AC World Index (Since: 7/28/06)	20.98%	7.23%	-2.07%	2.41%

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focus on the largest capitalization stocks, or alternatively, spread their assets across many names. In fact, about 70% of category assets are concentrated in ten funds, and the average world stock fund holds approximately 145 stocks (as of 9/30/12).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed on its own merits, and the team then combines them into a portfolio of stocks, with what we view as attractive long-term prospects. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and can be effective over the long term.

Stocks Contributing and Detracting

For the Year Ended September 30, 2012

Top Contributors	Top Detractors
Oshkosh Corp.	Liechtensteinische Landesbank AG
Google, Inc. Cl A	Mineral Resources Ltd.
KKR Financial Holdings LLC	Hewlett-Packard Co.
Swiss Re AG	BTG Pactual Parti Ltd
InterXion Holding N.V.	Carphone Warehouse Group plc

Source: FactSet

Key Portfolio Attributes

As of September 30, 2012

Portfolio P/E Trailing 12-Months*	14.2x

Portfolio Price to Cash Flow*	6.1x

Portfolio Price to Book Value*	1.6x

Median Market Cap*	$7.7 B

5-Year Beta (A Shares vs. MSCI ACWI)*	1.13

Number of Companies	35

* Source: FactSet

Market Capitalization Exposure

As of September 30, 2012

Asset Structure

As of September 30, 2012

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Thornburg Global Opportunities Fund – September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 16, 2012

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the six and twelve month periods ended September 30, 2012.

For the fiscal year ended September 30, 2012, the Fund’s net asset value per share increased by $2.82 or 21.4%. Total return for the Class A shares for the fiscal year was 23.2%, taking into account income dividends paid of 21 cents per share, reinvested in Fund shares. The dividends per share were higher for Class I, R4 and R5 shares, and lower on the Class C and R3 shares, to account for varying class specific expenses. In the six months ended September 30, 2012, Thornburg Global Opportunities Fund net asset value per A share increased 2.18% from $15.63 to $15.97.

Performance comparisons of Global Opportunities Fund to the MSCI All Country (AC) World Index over various time periods are shown on page 34 of this Annual Report, and on Thornburg Investment Management’s website, www.thornburg.com. The performance of the Fund has compared well to its benchmark over most time periods since its inception in July of 2006. We outperformed the MSCI AC World Index by 2.24% for the 12 month period ended September 30, 2012. From its inception on July 28, 2006 through September 30, 2012, Thornburg Global Opportunities Fund has outperformed the same index by an average margin of 4.85% per year as shown on page 4. Quarter to quarter, your Fund’s performance versus the Index has varied: the Fund has outperformed the Index in 14 out of 24 full calendar quarters since inception. We urge shareholders to maintain a long term investment perspective.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg. com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.48%, as disclosed in the most recent Prospectus.

We do not expect to pay any capital gain distribution for 2012. At September 30, 2012, Global Opportunities Fund had tax basis realized capital losses of more than $170 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the performance of your Fund, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI AC World Index over the year ended September 30, 2012, because this is our global performance benchmark:

1.	All 10 sectors showed positive total returns, with a range of 6.6% (utilities) to more than 26% (health care and information technology).

2.	In the Global Opportunities portfolio, returns from 42 of our investments were positive during the year ended September 30, 2012, while eight were negative.

3.	Global Opportunities Fund investments in firms in the financials (24% Fund weighting), information technology (15%), industrials (13%) and consumer discretionary (12%) sectors comprised the largest sector weightings in the Fund portfolio during the fiscal year.

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LETTER TO SHAREHOLDERS,

CONTINUED

4.	Your Fund’s holdings in the financials and information technology sectors were the strongest positive contributors to outperformance during the fiscal year. The Fund’s holdings in the consumer staples sector appreciated over the course of the fiscal year, though their aggregate performance fell behind that of the index portfolio in this sector. The Global Opportunities Fund had no investments in utilities during the period under review, which aided performance relative to the index.

5.	Your Fund’s average return from its investments in the financials sector was above the 24% performance of the equities in the finance sector of the MSCI AC World Index. Our investment choices in the financial sector ended up being the most positive driver of performance vis-a-vis the benchmark for the year ended September 30, 2012. Fund investments in BankAmerica Corp, Swiss Re AG, KKR Financial Holdings and Apollo Investments were among the strongest performers in the portfolio, with the latter two particularly strong in the six-month period ended September 30, 2012. A growing expectation that interest rates will remain “lower for longer” in the United States and Europe caused near-term earnings estimates for several of our financial holdings to be reduced as the year progressed. Negative returns from Liechtenstein Landesbank and Brazil’s BTG Pactual were offset by positive returns from the Fund’s other financial sector investments.

6.	Your Fund’s holdings in the information technology sector also outperformed those of the index during the fiscal year, showing particular strength during the second half. Among these, Dutch data center operator InterXion Holding joined Google and Microsoft as notable positive performers.

7.	Among our investments in the industrials sector, Oshkosh Corp. and Fly Leasing delivered strong performances, while Australia’s Mineral Resources gave a negative return on expectations of slowing Chinese demand for iron ore.

8.	Among our investments in the consumer discretionary sector, Brazilian homebuilder Cyrela Brazil Realty, German cable video/broadband provider Kabel Deutschland Holding, and Hong Kong broadcaster Television Broadcasts Ltd. each delivered strong performances for both the fiscal year as a whole and the six months ended September 30, 2012. Each of these is delivering operating results in line with our expectations.

9.	Among other portfolio holdings, Australian telecom services provider Telstra delivered strong performance, while Brazil’s Telefonica Brasil SA showed share price weakness, particularly in the most recent six months. Oil & gas drillers Ensco plc and Ensign Energy Services and health care firms Valeant Pharmaceuticals International and Roche Holdings were strong performers for the fiscal year, each meeting or exceeding revenue and earnings expectations. For the six-month period ended September 30, 2012, Macau casino operator Galaxy Entertainment and U.S. drugstore operator Walgreen’s also delivered strong share price performances. The former was a new addition to the portfolio, while the latter recovered from earlier share price weakness following announcements of a promising merger with European druggist AllianceBoots and settlement of a long running pricing dispute with pharmaceutical benefits provider Express Scripts.

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At September 30, 2012, domestic stocks comprised approximately 44.2% of your portfolio; foreign stocks around 49.9%; and cash and interest bearing debt the remaining 6%. We have hedged more than 50% of the currency risk associated with your Fund’s euro (~11% of the portfolio is invested in companies based in European Monetary Union countries) equity holdings. For now, we do not hedge the currency risk of our Australian dollar, Canadian dollar, and non-yen Asian currency denominated equity holdings, and we retain a hedge of less than 50% with respect to your Fund’s Swiss holdings.

The average price/earnings multiple of the 35 stocks in your portfolio on September 30, 2012, was 12.1x on an estimated forward basis, using estimates provided by FactSet and IBES. For comparative reference, the forward price/earnings multiples of the MSCI AC World Index at September 30, 2012 was approximately 12.6x, also using estimates compiled by FactSet and IBES. Industry weightings, country weightings, and the top equity holdings of Global Opportunities Fund are summarized on page 11 of this report.

We have experienced well-above-average financial market volatility over the last four years. Investment bank Credit Suisse points out that the average number of quarters with a return of greater than 10% or less than negative 10% in each of the last six decades is just below eight per decade. There are 40 quarters per decade, so these “highly volatile” quarterly results have occurred just 20% of the time over the six-decade span. In ten of the last sixteen calendar quarters, the returns to the S&P 500 Index have been either less than negative 10%, or greater than positive 10%. Equity mutual fund investors clearly do not welcome the more volatile equity returns seen since September 2008, but we have been able to add value in these conditions.

This commentary will not include a rehash of macro-economic news that surrounds us each day. Investors understandably seek additional clarity on how European governments (and financial institutions) will manage through a debt contraction and at least one state default. In addition, investors have questions about whether China can transition from an investment-led economy to a consumer-led economy, and whether the United States government can implement a reasonable framework of pro-growth policies, while also reining in public sector borrowing.

We do not expect to know clear answers to these questions during the coming months. There will be news from day to day that will feed hopes, or fan despair, thereby moving the prices of financial assets by significant percentages. In particular, we expect market moving news as the U.S. Government addresses the so called “Fiscal Cliff,” which would cause more than $600 billion of tax increases and spending cuts to take effect in 2013 if Congress and the White House cannot rewrite those statutes in place today.

In last year’s Annual Report letter, we wrote:

“We believe that the stock price declines resulting from large numbers of investors selling equities have created very attractive valuations so long as the global economy does not enter into some kind of broad collapse. We do not foresee such a collapse, but rather a grinding transition to various new foundations for future growth in the different regions of the world.”

Since then, earnings expectations for the MSCI All Country World Index portfolio have been reduced for 2012 and 2013, and global economic growth has been below prior expectations. Most major central banks around the world have significantly eased monetary conditions, however, and equity markets

Certified Annual Report    9

LETTER TO SHAREHOLDERS,

CONTINUED

appear to expect that lower interest rates and plentiful liquidity will indeed create a foundation for better economic growth in the future. Bond yields have dropped significantly, as indicated by a 1.66% decline in the FINRA-Bloomberg Index of Active Investment Grade U.S. Corporate Bond Yields from 4.80% on September 30, 2011 to 3.14% on October 15, 2012. Interest rate spreads on high-yield corporate debt relative to these investment-grade obligations have also narrowed over this period. While lower interest rates are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of overall personal income in the United States has fallen from more than 11% to less than 8% between 2008 and today, and this is set to continue dropping in 2013 as previously issued bonds and CDs mature and are replaced by lower yields.

Investors must consider other options. Business values are below historical averages. Overall sales and earnings results, while broadly below prior consensus analyst expectations, have come in reasonably well though mid-2012. This partially explains the strong performance of equities over the last year. A lack of optimism about future business conditions still keeps many equity investors on the sidelines, though the strong returns to most global stock markets during the first nine months of 2012 evidence buying interest from others, including firms buying back their own stock using low cost borrowed funds or idle cash. We expect these share buybacks to continue, possibly at an accelerated pace.

We believe that your portfolio investments carry low enough valuations to deliver interesting investment results in a variety of conditions. We have managed the Fund through a variety of macroeconomic settings since its inception in July 2006, adding significant value versus our benchmark over its 6+ year life. Thank you for being a shareholder of Thornburg Global Opportunities Fund.

Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2012

Top Ten Equity Holdings

As of 9/30/12

InterXion Holding NV	4.9%	EchoStar Corp.	3.7%
BRF-Brasil Foods SA	4.4%	Capital One Financial Corp.	3.4%
SPDR Gold Trust	4.2%	Valeant Pharmaceuticals International, Inc.	3.3%
Level 3 Communications, Inc.	4.0%	Fly Leasing Ltd. ADR	3.3%
Google, Inc.	4.0%	Weight Watchers International, Inc.	3.2%

Summary of Exposure

As of 9/30/12

Diversified Financials	12.3%	Food, Beverage & Tobacco	4.4%
Software & Services	11.1%	Exchange Traded Funds	4.2%
Telecommunication Services	8.4%	Transportation	2.5%
Energy	6.6%	Consumer Durables & Apparel	2.5%
Capital Goods	6.5%	Food & Staples Retailing	2.2%
Pharmaceuticals, Biotechnology & Life Sciences	6.5%	Automobiles & Components	2.0%
Technology Hardware & Equipment	6.3%	Commercial & Professional Services	1.9%
Consumer Services	5.7%	Banks	1.3%
Insurance	5.1%	Other Assets & Liabilities	5.9%
Media	4.6%

Summary of Country Exposure

As of 9/30/12 (percent of equity holdings)

United States	44.5%	Australia	4.7%
Switzerland	9.6%	Hong Kong	4.1%
Brazil	9.3%	Ireland	3.5%
Canada	8.1%	Germany	3.4%
Netherlands	5.2%	China	2.7%
United Kingdom	4.9%

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

	Shares/ Principal Amount	Value
COMMON STOCK — 89.93%

AUTOMOBILES & COMPONENTS — 2.05%
AUTO COMPONENTS — 2.05%
[a] Delphi Automotive plc	248,900	$7,715,900

		7,715,900

BANKS — 1.26%
COMMERCIAL BANKS — 1.26%
Liechtensteinische Landesbank AG	132,178	4,743,230

		4,743,230

CAPITAL GOODS — 6.54%
MACHINERY — 3.22%
[a] Oshkosh Corp.	440,800	12,091,144
TRADING COMPANIES & DISTRIBUTORS — 3.32%
Fly Leasing Ltd. ADR	925,113	12,498,277

		24,589,421

COMMERCIAL & PROFESSIONAL SERVICES — 1.91%
COMMERCIAL SERVICES & SUPPLIES — 1.91%
Mineral Resources Ltd.	903,130	7,185,386

		7,185,386

CONSUMER DURABLES & APPAREL — 2.46%
HOUSEHOLD DURABLES — 2.46%
Cyrela Brazil Realty S.A.	1,077,300	9,246,526

		9,246,526

CONSUMER SERVICES — 5.71%
DIVERSIFIED CONSUMER SERVICES — 3.24%
Weight Watchers International, Inc.	230,753	12,183,758
HOTELS, RESTAURANTS & LEISURE — 2.47%
[a] Galaxy Entertainment Group Ltd.	2,751,600	9,261,839

		21,445,597

DIVERSIFIED FINANCIALS — 12.30%
CAPITAL MARKETS — 2.81%
Apollo Investment Corp.	787,201	6,195,272
UBS AG	359,646	4,378,465
CONSUMER FINANCE — 3.39%
Capital One Financial Corp.	223,342	12,732,726
DIVERSIFIED FINANCIAL SERVICES — 6.10%
Bank of America Corp.	1,246,300	11,004,829
KKR Financial Holdings LLC	1,185,570	11,914,979

		46,226,271

ENERGY — 6.61%
ENERGY EQUIPMENT & SERVICES — 3.54%
Ensign Energy Services, Inc.	300,400	4,614,017
Transocean Ltd.	193,300	8,677,237

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SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

	Shares/
	Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS — 3.07%
[a] Bankers Petroleum Ltd.	3,846,700	$11,542,839

		24,834,093

FOOD & STAPLES RETAILING — 2.18%
FOOD & STAPLES RETAILING — 2.18%
Walgreen Co.	224,800	8,191,712

		8,191,712

FOOD, BEVERAGE & TOBACCO — 4.36%
FOOD PRODUCTS — 4.36%
BRF-Brasil Foods SA	948,500	16,380,311

		16,380,311

INSURANCE — 5.06%
INSURANCE — 5.06%
Swiss Re	149,650	9,618,652
Willis Group Holdings plc	254,593	9,399,574

		19,018,226

MEDIA — 4.61%
MEDIA — 4.61%
[a] Kabel Deutschland Holding AG	167,600	11,955,429
Television Broadcasts Ltd.	725,380	5,365,009

		17,320,438

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.49%
LIFE SCIENCES TOOLS & SERVICES — 1.39%
[a] Illumina, Inc.	108,300	5,220,060
PHARMACEUTICALS — 5.10%
Roche Holding AG	35,300	6,594,588
[a] Valeant Pharmaceuticals International, Inc.	227,117	12,552,757

		24,367,405

SOFTWARE & SERVICES — 11.15%
INFORMATION TECHNOLOGY SERVICES — 4.91%
[a] InterXion Holding NV	811,936	18,447,186
INTERNET SOFTWARE & SERVICES — 4.00%
[a] Google, Inc.	19,955	15,056,047
SOFTWARE — 2.24%
Microsoft Corp.	282,300	8,406,894

		41,910,127

TECHNOLOGY HARDWARE & EQUIPMENT — 6.29%
COMMUNICATIONS EQUIPMENT — 3.71%
[a] EchoStar Corp.	486,941	13,955,729
COMPUTERS & PERIPHERALS — 2.58%
Apple, Inc.	14,500	9,675,270

		23,630,999

TELECOMMUNICATION SERVICES — 8.43%
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.43%	657,926	15,112,560
[a] Level 3 Communications, Inc.

Certified Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

	Shares/
	Principal Amount	Value
Telefonica Brasil ADR	328,600	$7,143,764
Telstra Corp. Ltd.	2,311,263	9,398,097

		31,654,421

TRANSPORTATION — 2.52%
TRANSPORTATION INFRASTRUCTURE — 2.52%
China Merchants Holdings International Co. Ltd.	3,064,400	9,465,038

		9,465,038

TOTAL COMMON STOCK (Cost $300,279,337)		337,925,101

EXCHANGE-TRADED FUNDS — 4.18%
[a] SPDR Gold Trust	91,210	15,689,945

TOTAL EXCHANGE-TRADED FUNDS (Cost $14,734,322)		15,689,945

SHORT TERM INVESTMENTS — 6.02%
Bank of New York Tri-Party Repurchase Agreement 0.28% dated 9/28/2012 due 10/1/2012, repurchase price $10,000,233 collateralized by 2 corporate debt securities, having an average coupon of 3.813%, a minimum credit rating of BBB-, maturity dates from 7/15/2014 to 5/15/2017, and having an aggregate market value of $10,767,699 at 9/28/2012	$10,000,000	10,000,000
Darden Restaurants, Inc., 0.32%, 10/1/2012	12,639,000	12,639,000

TOTAL SHORT TERM INVESTMENTS (Cost $22,639,000)		22,639,000

TOTAL INVESTMENTS — 100.13% (Cost $337,652,659)		$376,254,046
LIABILITIES NET OF OTHER ASSETS — (0.13)%		(479,390)

NET ASSETS — 100.00%		$375,774,656

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR             American Depository Receipt

See notes to financial statements.

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Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2012

ASSETS
Investments at value (cost $337,652,659) (Note 2)	$376,254,046
Cash	64,690
Receivable for fund shares sold	430,207
Unrealized appreciation on forward currency contracts (Note 7)	271,284
Dividends receivable	748,165
Dividend and interest reclaim receivable	106,991
Interest receivable	233
Prepaid expenses and other assets	45,000

Total Assets	377,920,616

LIABILITIES
Payable for fund shares redeemed	818,766
Unrealized depreciation on forward currency contracts (Note 7)	866,544
Payable to investment advisor and other affiliates (Note 3)	312,705
Accounts payable and accrued expenses	147,945

Total Liabilities	2,145,960

NET ASSETS	$375,774,656

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,725,571)
Net unrealized appreciation on investments	38,000,029
Accumulated net realized gain (loss)	(179,274,465)
Net capital paid in on shares of beneficial interest	521,774,663

$375,774,656

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($77,103,092 applicable to 4,827,997 shares of beneficial interest outstanding - Note 4)	$15.97
Maximum sales charge, 4.50% of offering price	0.75

Maximum offering price per share	$16.72

Class C Shares:
Net asset value and offering price per share* ($76,737,829 applicable to 4,891,514 shares of beneficial interest outstanding - Note 4)	$15.69

Class I Shares:
Net asset value, offering and redemption price per share ($169,383,666 applicable to 10,544,981 shares of beneficial interest outstanding - Note 4)	$16.06

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 894,489 applicable to 56,239 shares of beneficial interest outstanding - Note 4)	$15.91

Class R4 Shares:
Net asset value, offering and redemption price per share ($1,328,754 applicable to 83,586 shares of beneficial interest outstanding - Note 4)	$15.90

Class R5 Shares:
Net asset value, offering and redemption price per share ($50,326,825 applicable to 3,130,949 shares of beneficial interest outstanding - Note 4)	$16.07

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $121,496)	$8,077,932
Interest income	57,095

Total Income	8,135,027

EXPENSES:
Investment advisory fees (Note 3)	2,925,613
Administration fees (Note 3)
Class A Shares	96,584
Class C Shares	95,071
Class I Shares	70,439
Class R3 Shares	383
Class R4 Shares	1,318
Class R5 Shares	19,396
Distribution and service fees (Note 3)
Class A Shares	193,094
Class C Shares	760,412
Class R3 Shares	1,537
Class R4 Shares	2,638
Transfer agent fees
Class A Shares	102,531
Class C Shares	121,427
Class I Shares	246,984
Class R3 Shares	2,921
Class R4 Shares	5,160
Class R5 Shares	33,036
Registration and filing fees
Class A Shares	20,737
Class C Shares	20,642
Class I Shares	29,287
Class R3 Shares	19,808
Class R4 Shares	19,996
Class R5 Shares	20,143
Custodian fees (Note 3)	149,600
Professional fees	64,081
Accounting fees	8,942
Trustee fees	8,986
Other expenses	52,382

Total Expenses	5,093,148
Less:
Expenses reimbursed by investment advisor (Note 3)	(412,435)

Net Expenses	4,680,713

Net Investment Income	$3,454,314

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	$6,844,559
Forward currency contracts (Note 7)	978,561
Foreign currency transactions	(762,033)

7,061,087

Net change in unrealized appreciation (depreciation) on:
Investments	60,514,103
Forward currency contracts (Note 7)	(28,607)
Foreign currency translations	837,666

61,323,162

Net Realized and Unrealized Gain	68,384,249

Net Increase in Net Assets Resulting from Operations	$71,838,563

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund	September 30, 2012

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$3,454,314	$4,355,687
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	7,061,087	24,791,686
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	61,323,162	(45,345,971)

Net Increase (Decrease) in Net Assets Resulting from Operations	71,838,563	(16,198,598)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,101,887)	(1,157,718)
Class C Shares	(818,921)	(645,237)
Class I Shares	(2,138,758)	(2,212,943)
Class R3 Shares	(1,619)	(2,094)
Class R4 Shares	(14,589)	(16,535)
Class R5 Shares	(604,925)	(374,849)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(11,261,925)	(16,331,866)
Class C Shares	(8,102,839)	(7,627,935)
Class I Shares	23,854,604	(7,493,930)
Class R3 Shares	733,390	(86,609)
Class R4 Shares	225,946	(468,511)
Class R5 Shares	9,951,359	20,998,920

Net Increase (Decrease) in Net Assets	82,558,399	(31,617,905)

NET ASSETS:
Beginning of Year	293,216,257	324,834,162

End of Year	$375,774,656	$293,216,257

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest outstanding: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board, (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

22     Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Level 3: Significant unobservable inputs, (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$337,925,101	$337,925,101	$—	$—
Exchange–Traded Funds	15,689,945	15,689,945	—	—
Short Term Investments	22,639,000	—	22,639,000	—

Total Investments in Securities	$376,254,046	$353,615,046	$22,639,000	$—
Other Financial Instruments**
Forward Currency Contracts	$271,284	$—	$271,284	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(866,544)	$—	$(866,544)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2012, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the year.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains on investments of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after

24     Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $304,049 for Class I shares, $22,991 for Class R3 shares, $24,473 for Class R4 shares, and $60,922 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned commissions aggregating $10,907 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,121 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, there were no fees paid indirectly.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	853,746	$12,457,821	1,213,749	$19,050,548
Shares issued to shareholders in reinvestment of dividends	70,808	989,188	65,489	1,009,001
Shares repurchased	(1,687,138)	(24,708,934)	(2,337,595)	(36,392,274)
Redemption fees received*	—	—	—	859

Net increase (decrease)	(762,584)	$(11,261,925)	(1,058,357)	$(16,331,866)

Class C Shares
Shares sold	538,895	$7,769,777	484,330	$7,505,708
Shares issued to shareholders in reinvestment of dividends	48,742	672,643	35,338	530,417
Shares repurchased	(1,140,342)	(16,545,259)	(1,015,605)	(15,664,859)
Redemption fees received*	—	—	—	797

Net increase (decrease)	(552,705)	$(8,102,839)	(495,937)	$(7,627,937)

Class I Shares
Shares sold	4,505,733	$64,312,088	2,881,752	$45,325,074
Shares issued to shareholders in reinvestment of dividends	138,782	1,942,947	128,855	2,006,584
Shares repurchased	(2,873,125)	(42,400,431)	(3,651,130)	(54,826,948)
Redemption fees received*	—	—	—	1,360

Net increase (decrease)	1,771,390	$23,854,604	(640,523)	$(7,493,930)

Class R3 Shares
Shares sold	52,219	$759,470	6,732	$109,304
Shares issued to shareholders in reinvestment of dividends	104	1,439	129	1,980
Shares repurchased	(1,812)	(27,519)	(12,006)	(197,894)
Redemption fees received*	—	—	—	1

Net increase (decrease)	50,511	$733,390	(5,145)	$(86,609)

Class R4 Shares
Shares sold	38,859	$586,646	21,139	$330,995
Shares issued to shareholders in reinvestment of dividends	1,050	14,589	1,080	16,534
Shares repurchased	(25,057)	(375,289)	(50,230)	(816,051)
Redemption fees received*	—	—	—	11

Net increase (decrease)	14,852	$225,946	(28,011)	$(468,511)

26     Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class R5 Shares
Shares sold	746,703	$10,797,179	1,372,588	$22,550,663
Shares issued to shareholders in reinvestment of dividends	42,912	601,202	23,791	374,849
Shares repurchased	(97,533)	(1,447,022)	(125,826)	(1,926,900)
Redemption fees received*	—	—	—	308

Net increase (decrease)	692,082	$9,951,359	1,270,553	$20,998,920

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $218,033,380 and $207,858,582, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$347,554,819

Gross unrealized appreciation on a tax basis	$51,481,305
Gross unrealized depreciation on a tax basis	(22,782,078)

Net unrealized appreciation (depreciation) on investments (tax basis)	$28,699,227

At September 30, 2012, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011, of $3,879,619. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

The Fund utilized $11,034,721 of capital loss carryforwards during the year ended September 30, 2012.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund’s fiscal year ending September 30, 2012. The Act requires that future capital losses generated by the Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a Fund’s pre-enactment capital losses will expire unused.

At September 30, 2012, the Fund had cumulative tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2017	$30,924,998
2018	140,739,212

$171,664,210

Certified Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

In order to account for permanent book/tax differences, the Fund increased distribution in excess of net investment income by $766,450, increased net capital paid in on shares of beneficial interest by $4,418, and decreased accumulated net realized loss by $762,032. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains (losses).

At September 30, 2012, the Fund had distributable tax basis net ordinary income of $850,693.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Ordinary income	$4,685,117	$4,409,376
Capital gains	—	—

Total	$4,685,117	$4,409,376

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2012 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the year ended September 30, 2012 was $38,924,180. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts during the year ended September 30, 2012

28     Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012

The following table displays the outstanding forward currency contracts at September 30, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2012

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	18,757,400	02/08/2013	24,138,475	$—	$(866,544)
Swiss Franc	Sell	5,019,200	10/03/2012	5,336,833	231,024	—
Swiss Franc	Buy	1,696,700	10/03/2012	1,804,073	40,260	—

Total					$271,284	$(866,544)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2012

Asset Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$271,284

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(866,544)

The net realized gains (losses) from forward currency contracts, and the net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2012 are disclosed in the following tables:

Amount of Net Realized Gain (Loss)

on Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$978,561	$978,561

Amount of Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$(28,607)	$(28,607)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies, non-U.S. issuers, and real estate investment trusts, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94		1.49		1.49		1.49		23.22	66.07	$77,103
2011(b)	$13.98	0.18	(0.82)	(0.64)	(0.19)	—	(0.19)	$13.15	1.13		1.48		1.48		1.48		(4.81)	70.33	$73,538
2010(b)	$13.10	0.18	0.86	1.04	(0.16)	—	(0.16)	$13.98	1.29		1.47		1.47		1.47		7.98	66.27	$92,927
2009(b)	$13.38	0.29	0.03	0.32	(0.60)	—	(0.60)	$13.10	2.96		1.53		1.52		1.55		3.60	103.02	$82,309
2008(b)	$20.06	0.30	(6.30)	(6.00)	(0.14)	(0.54)	(0.68)	$13.38	1.68		1.50		1.49		1.50		(30.85)	83.70	$159,996
Class C Shares
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17		2.27		2.27		2.27		22.21	66.07	$76,738
2011	$13.83	0.06	(0.80)	(0.74)	(0.11)	—	(0.11)	$12.98	0.40		2.23		2.23		2.23		(5.45)	70.33	$70,643
2010	$12.96	0.07	0.85	0.92	(0.05)	—	(0.05)	$13.83	0.48		2.28		2.28		2.28		7.10	66.27	$82,139
2009	$13.22	0.23	0.01	0.24	(0.50)	—	(0.50)	$12.96	2.36		2.31		2.31		2.35		2.79	103.02	$81,334
2008	$19.87	0.17	(6.24)	(6.07)	(0.04)	(0.54)	(0.58)	$13.22	0.97		2.25		2.24		2.25		(31.38)	83.70	$101,908
Class I Shares
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44		0.99		0.99		1.21		23.82	66.07	$169,384
2011	$14.01	0.26	(0.83)	(0.57)	(0.24)	—	(0.24)	$13.20	1.65		0.99		0.99		1.11		(4.30)	70.33	$115,837
2010	$13.13	0.24	0.87	1.11	(0.23)	—	(0.23)	$14.01	1.78		0.99		0.99		1.19		8.48	66.27	$131,892
2009	$13.45	0.37	(0.01)	0.36	(0.68)	—	(0.68)	$13.13	3.65		0.99		0.99		1.33		4.16	103.02	$107,132
2008	$20.16	0.40	(6.34)	(5.94)	(0.23)	(0.54)	(0.77)	$13.45	2.25		0.99		0.99		1.10		(30.49)	83.70	$154,102
Class R3 Shares
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75		1.50		1.50		9.01	(c)	23.22	66.07	$894
2011	$13.93	0.18	(0.82)	(0.64)	(0.18)	—	(0.18)	$13.11	1.12		1.49		1.49		14.23	(c)	(4.77)	70.33	$75
2010	$13.08	0.17	0.87	1.04	(0.19)	—	(0.19)	$13.93	1.28		1.46		1.46		32.05	(c)	7.97	66.27	$151
2009	$13.37	0.26	0.05	0.31	(0.60)	—	(0.60)	$13.08	2.57		1.50		1.49		116.95	(c)	3.61	103.02	$20
2008(d)	$17.91	0.29	(4.70)	(4.41)	(0.13)	—	(0.13)	$13.37	2.61	(e)	1.49	(e)	1.49	(e)	67.47	(c)(e)	(24.78)	83.70	$35
Class R4 Shares
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05		1.40		1.40		3.72		23.36	66.07	$1,329
2011	$13.90	0.19	(0.81)	(0.62)	(0.19)	—	(0.19)	$13.09	1.23		1.40		1.40		3.16		(4.66)	70.33	$900
2010	$13.04	0.19	0.84	1.03	(0.17)	—	(0.17)	$13.90	1.38		1.40		1.40		3.29		7.96	66.27	$1,345
2009	$13.38	0.40	(0.08)	0.32	(0.66)	—	(0.66)	$13.04	3.19		1.40		1.40		14.73	(c)	3.73	103.02	$1,244
2008(d)	$17.91	0.28	(4.69)	(4.41)	(0.12)	—	(0.12)	$13.38	2.48	(e)	1.41	(e)	1.40	(e)	864.00	(c)(e)	(24.74)	83.70	$3
Class R5 Shares
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44		0.99		0.99		1.15		23.80	66.07	$50,327
2011	$14.02	0.29	(0.86)	(0.57)	(0.24)	—	(0.24)	$13.21	1.84		0.99		0.99		1.24		(4.29)	70.33	$32,223
2010	$13.15	0.34	0.76	1.10	(0.23)	—	(0.23)	$14.02	2.46		0.99		0.99		1.64		8.41	66.27	$16,380
2009	$13.46	0.53	(0.15)	0.38	(0.69)	—	(0.69)	$13.15	4.36		0.97		0.97		239.11	(c)	4.25	103.02	$86
2008(d)	$17.98	0.33	(4.70)	(4.37)	(0.15)	—	(0.15)	$13.46	2.97	(e)	0.92	(e)	0.92	(e)	850.59	(c)(e)	(24.47)	83.70	$2

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was February 1, 2008.
(e)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

30 Certified Annual Report	Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Global Opportunities Fund

To the Trustees and Shareholders of Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

32    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period† 4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,021.70	$7.52
Hypothetical*	$1,000.00	$1,017.56	$7.51
Class C Shares
Actual	$1,000.00	$1,017.50	$11.40
Hypothetical*	$1,000.00	$1,013.70	$11.38
Class I Shares
Actual	$1,000.00	$1,024.20	$5.01
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$1,021.80	$7.58
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class R4 Shares
Actual	$1,000.00	$1,022.50	$7.08
Hypothetical*	$1,000.00	$1,018.00	$7.06
Class R5 Shares
Actual	$1,000.00	$1,023.60	$5.01
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.49%; C: 2.26%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    33

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Global Opportunities Fund versus MSCI AC World Index (July 28, 2006 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 7/28/06)	17.67%	6.54%	-2.83%	6.47%
C Shares (Incep: 7/28/06)	21.21%	7.37%	-2.68%	6.43%
I Shares (Incep: 7/28/06)	23.82%	8.73%	-1.43%	7.80%
R3 Shares (Incep: 2/1/08)	23.22%	8.21%	—	-0.27%
R4 Shares (Incep: 2/1/08)	23.36%	8.28%	—	-0.19%
R5 Shares (Incep: 2/1/08)	23.80%	8.70%	—	0.24%
MSCI AC World Index (Since: 7/28/06)	20.98%	7.23%	-2.07%	2.41%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50% . Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares.

34    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE (1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

36     Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thorn-burg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    37

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, the Thornburg Global Opportunities Fund is reporting 84.69% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 21.96% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the tax year ended September 30, 2012 qualified for the corporate dividends received deduction.

For the year ended September 30, 2012, foreign source income and foreign taxes paid are $6,460,380 and $121,496, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to discuss the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees unanimously voted at that meeting to renew the agreement for an additional term of one year.

38    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s investment performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over various periods of time relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In reviewing quantitative and performance data presented, the Trustees considered (among other aspects of the data) comparative performance data for the five calendar years since the Fund’s inception, which showed that the Fund’s investment return for the most recent calendar year was comparable to the average return for the fund category and the return for the index, and that the Fund’s investment returns exceeded the average returns for the category and the returns for the index in three of the preceding four years. Other noted quantitative data showed that the Fund’s investment returns fell within the bottom quartile of the fund category for the three-month, year-to-date and one-year periods ended with the second quarter of the current year and fell near the top third of the category for the three-year and five-year periods. The Trustees also noted the Fund’s higher cumulative investment return since its inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median and average fees and expenses charged to a category of equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data noted by the Trustees showed that the management fee charged to the Fund was slightly higher than the median and somewhat higher than the average fee rates for the fund category, and that the overall expense ratio of a reference share class of the Fund was comparable to the median and average expense ratios for the fund category. The Trustees did not find the differences significant in view of the other factors considered. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2012 (Unaudited)

services rendered, respectively, to institutional clients and mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

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TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Waste not, Wait not

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
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Thornburg Developing World Fund

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investment in the Fund's portfolio normally will be weighted in favor of equity securities. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises.

IMPORTANT INFORMATION

The information presented on the following pages was current as of September 30, 2012. The manager’s views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders and are subject to change; to the extent this information is historical, it should not be considered predictive of future circumstances. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. Special risks may be associated with investments outside the United States, especially in developing countries, including currency fluctuations, illiquidity and volatility. Investments in small capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives. Funds invested in a limited number of holdings may expose an investor to greater volatility.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for the Fund. There is no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Share Class	NASDAQ Symbol	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606

Glossary

MSCI Emerging Markets Index – A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Country Indices (Brazil, India, Indonesia, Philippines, and Russia) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Basis Point (bps) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Debt-to-Capital Ratio (debt-to-cap) – A measurement of a company’s financial leverage, calculated as the company’s debt divided by its total capital.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Price/Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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THORNBURG DEVELOPING WORLD FUND

Portfolio Manager

Lewis Kaufman, CFA

Important

Performance Information

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.89%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2013, so that actual expenses for Class A shares do not exceed 1.83%.

Developing World

Philosophy/Strategy

•	A flexible approach to developing markets targeting long-term capital appreciation, with an emphasis on risk-adjusted return.

•	Focus on self-funding businesses predicated on sound business fundamentals rather than financial leverage.

•	The ability to pursue the best risk-adjusted developing country opportunities, irrespective of domicile.

•	The portfolio is diversified across basic value, consistent earner, and emerging franchise companies.

A Case for Developing Markets

•

The Developing World Fund can complement the dollar diversification provided by other international strategies. Developing world currencies may benefit from manageable public debt/GDP ratios, current account and budget surpluses, and above-average GDP growth potential.

•

Household debt levels in the developing world are generally lower than those in the developed world, thereby presenting the possibility of increasing credit penetration and stronger domestic consumption.

•

Structural reforms surrounding health insurance, social security, education and currency should lead to stronger domestic consumption in many developing markets, while helping to smooth the transition away from export-driven growth models.

•	Many developing world countries have funded recent stimulus initiatives through reserves built earlier in the decade, and remain on sound fiscal footing.

Average Annual Total Returns

For Periods Ended September 30, 2012

		Since
	1 Yr	Inception
A Shares (Incep: 12/16/09)
Without sales charge	25.68%	10.38%
With sales charge	20.02%	8.58%
MSCI Emerging Markets Index
(Since 12/16/09)	16.93%	3.62%

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Why Thornburg?

•	We have aligned interests. We are a privately held business, we invest side by side with our clients, and we are investment driven not market driven.

•	Collaborative, team-oriented approach provides for input from multiple members of the Thornburg Investment Management team and provides an installed base of knowledge on existing holdings.

•	We believe that stock selection is the best form of risk management. In-depth research allows the team to have a more intimate understanding of the companies in the portfolio.

Basket Summary

•

Basic Value Companies – Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.

•

Consistent Earners – Companies which normally exhibit steady earnings growth, cashflow characteristics, and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.

•

Emerging Franchises – Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service, or market with the potential to grow at an above average rate.

Stocks Contributing and Detracting

For the Year Ended September 30, 2012

Top Contributors	Top Detractors
Puregold Price Club, Inc.	St. Shine Optical Co. Ltd.
MercadoLibre, Inc.	Hengdeli Holdings Ltd.
Raia Drogasil SA	Turkiye Garanti Bankasi A.S.
Mayora Indah	Bankers Petroleum Ltd.
Tencent Holdings Ltd.	Diagnosticos da America S/A

Source: FactSet

Key Portfolio Attributes

As of September 30, 2012

Portfolio P/E Trailing 12-months*	20.2x

Portfolio Price to Cash Flow*	16.8x

Portfolio Price to Book Value*	4.3x

Median Market Cap*	$3.6 B

Number of Companies	49

*	Source: FactSet

Market Capitalization Exposure

As of September 30, 2012

Basket Structure

As of September 30, 2012

This page is not part of the Annual Report.     5

Thornburg Developing World Fund – September 30, 2012

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

LETTER TO SHAREHOLDERS

October 15, 2012

Dear Fellow Shareholder:

We are pleased to present the third annual report for the Thornburg Developing World Fund for the year ended September 30, 2012. The net asset value (NAV) of a Class A share of the Fund increased $3.21 to $15.71 per share in the past 12 months, representing a total return of 25.68% compared to 16.93% for the MSCI Emerging Markets Index. While market progress has not been linear, renewed monetary vigor from developed-market policy makers has overwhelmed economic deterioration in major emerging markets including Brazil, China, and India.

Looking back at the last twelve months, September 2011 essentially marked the bottom for most markets. Fueled by the initial “sugar rush” of a market rebound, markets such as Brazil and Russia outperformed in the early months of the rally, while more structurally compelling stories delivered better returns when measured over the entire year. For example, Brazil returned 34.95% in dollar terms between September 30, 2011 and March 2, 2012, but just 5.61% for the year ended September 30, 2012. Indeed, some of Brazil’s structural challenges began to manifest themselves - including high levels of consumer indebtedness and a widening current-account deficit. The current-account pressure and slowing economic growth prompted the central bank to cut policy rates aggressively (from 12.0% to 7.3%), which in turn contributed to a 13% decline in the currency. Similarly, Russia returned 34.48% in dollar terms between September 30, 2011 and March 2, 2012, but a more pedestrian 17.65% for the year ended September 30, 2012. Russia too faces its share of longer-term constraints, including an unattractive backdrop for business investment, which continues to pressure gross domestic product (GDP) growth rates.

By comparison, the Philippines returned a relatively average 28.0% in dollar terms between September 30, 2011 and March 2, 2012, but transcended global equity market volatility the balance of the year - returning 41.97% for the twelve months ended September 30, 2012. Indeed, returns in the Philippines proved more durable than those in other emerging markets, as worker remittances drove currency appreciation against the dollar, a long-anticipated investment cycle took root, and the country’s virtually debt-free consumers enjoyed improved access to credit. With a limited amount of its sovereign obligations held by foreign investors, growing foreign exchange reserves, and limited commodity linkages, the Philippines continues to benefit from a low degree of external dependence and a relatively uncorrelated economic cycle. The Thornburg Developing World Fund maintained an average of 4.64% of assets invested in the Philippines compared with a benchmark weighting of 0.79%, with the Philippines contributing 330 basis points (bps) to the Fund’s total return in the year ended September 30, 2012. Similarly, Indonesia represented an average of 10.2% of portfolio assets compared to 2.78% for the benchmark, contributing 375 bps to the Fund’s total return.

Also noteworthy in the past twelve months is the unprecedented and increasingly accommodative stance of monetary policy makers in the U.S., Europe, and Japan. While constructive in the near term, developed market monetary accommodation is unlikely to prove a sufficient condition for sustained emerging markets returns; what is also required is high business confidence that spurs investment, growth in consumer incomes and changes in the propensity to spend that result in increased consumption, and strong public finances that support government spending. While these elements will likely prove elusive for most Western economies in the coming years, they are within the grasp of most of the countries represented in the Developing World Fund. For example, we believe an improved security situation should support business investment in Colombia. We also believe increased bargaining power of labor relative to capital and the gradual formation of social safety nets should result in strong consumption growth in China - even as export growth slows. Continued government programs, in our opinion,

Certified Annual Report    7

LETTER TO SHAREHOLDERS,

CONTINUED

should support resilient GDP growth outcomes in Saudi Arabia and Malaysia. Reflecting these dynamics, the Fund has maintained an average of 24.00% of assets in consumer staples (benchmark: 7.45%) in the year ended September 30, 2012, and 16.06% of assets in the consumer discretionary sector (benchmark: 8.34%). These two sectors have in turn combined to contribute 12.57% to portfolio performance in the last year, versus a combined 1.99% for the MSCI Emerging Markets Index.

As a final point of emphasis, we believe that by avoiding permanent capital impairment at the stock and currency levels during periods of market duress, we can best achieve our primary goal of long-term capital appreciation. Over the life of the Fund, we have remained focused on financially sound, free cash flow generative companies with business models not predicated on leverage - largely in pursuit of this goal. Combined with limited portfolio exposure to currencies with substantial devaluation potential in dollar terms, we believe we have crafted a unique approach to capital appreciation in an emerging markets context. Moreover, we have endeavored to do so while reducing the volatility of the Fund where possible. The merit of this approach is visible in the Fund’s upside and downside captures between January 1, 2010 and September 30, 2012. Our performance is 6.08% compared to 6.03%, five bps better than the benchmark in months where the market has risen, but negative 3.21% compared to negative 4.19%, 98 bps better than the benchmark in months where the market has declined. It is our sincere hope that we can retain this characteristic over time, against the backdrop of a dynamic market environment.

We thank you for your trust and confidence.

Lewis Kaufman, CFA

Portfolio Manager

Managing Director

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.89%, as disclosed in the most recent Prospectus. Thornburg Investment Management and Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2013, so that actual expenses for Class A shares do not exceed 1.83%.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

8    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	September 30, 2012

Top Ten Equity Holdings

As of 9/30/12

Puregold Price Club, Inc.	3.3%	Gran Tierra Energy, Inc.	2.7%
Cognizant Tech Solutions Corp.	3.1%	Security Bank Corp.	2.6%
Credicorp Ltd.	3.0%	CETIP SA	2.6%
Wynn Macau Ltd.	3.0%	Yandex NV	2.5%
Tencent Holdings Ltd.	2.7%	Colgate Palmolive Co.	2.3%

Summary of Industry Exposure

As of 9/30/12

Software & Services	17.0%	Health Care Equipment Services	4.7%
Food & Staples Retailing	14.7%	Materials	4.7%
Banks	11.4%	Consumer Durables Apparel	3.7%
Consumer Services	7.6%	Diversified Financials	2.6%
Food, Beverage & Tobacco	6.5%	Commercial & Professional Services	1.6%
Energy	6.2%	Transportation	1.4%
Household & Personal Products	5.7%	Other Assets & Liabilities	6.7%
Retailing	5.5%

Summary of Country Exposure

As of 9/30/12 (percent of equity holdings)

China	12.6%	South Africa	3.0%
Brazil	11.8%	Poland	2.3%
United States	10.4%	Argentina	2.2%
Indonesia	10.1%	Mexico	2.1%
Philippines	9.5%	Chile	1.6%
Russia	8.2%	Malaysia	1.6%
Hong Kong	7.1%	Thailand	1.6%
Colombia	4.8%	Turkey	1.6%
India	4.8%	Taiwan	1.4%
Peru	3.3%

Certified Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

	Shares/
	Principal Amount	Value
COMMON STOCK — 93.33%

BANKS — 11.38%
COMMERCIAL BANKS — 11.38%
Bancolombia S.A. ADR	30,473	$1,819,543
Credicorp Ltd.	24,922	3,122,228
PT Bank Mandiri	2,148,000	1,840,502
Sberbank-CLS	747,800	2,181,193
Security Bank Corp.	685,700	2,695,788

		11,659,254

COMMERCIAL & PROFESSIONAL SERVICES — 1.58%
COMMERCIAL SERVICES & SUPPLIES — 1.58%
Valid Solucoes SA	86,700	1,623,019

		1,623,019

CONSUMER DURABLES & APPAREL — 3.76%
TEXTILES, APPAREL & LUXURY GOODS — 3.76%
Forus SA	330,000	1,629,442
Trinity Ltd.	3,328,000	2,227,523

		3,856,965

CONSUMER SERVICES — 7.63%
HOTELS, RESTAURANTS & LEISURE — 7.63%
[a] Bloomberry Resorts Corp.	5,527,500	1,484,070
[a] Jubilant FoodWorks Ltd.	66,950	1,736,740
NagaCorp Ltd.	2,678,000	1,498,897
Wynn Macau Ltd.	1,146,412	3,104,784

		7,824,491

DIVERSIFIED FINANCIALS — 2.59%
CAPITAL MARKETS — 2.59%
CETIP SA	202,500	2,657,048

		2,657,048

ENERGY — 6.24%
OIL, GAS & CONSUMABLE FUELS — 6.24%
[a] Gran Tierra Energy, Inc.	528,883	2,732,912
Harum Energy Tbk	3,227,500	1,989,786
Novatek OAO GDR	14,100	1,668,030

		6,390,728

FOOD & STAPLES RETAILING — 14.66%
FOOD & STAPLES RETAILING — 14.66%
Bim Birlesik Magazalar A.S.	35,700	1,489,776
Clicks Group Ltd.	266,462	1,853,036
CP All plc	1,348,400	1,555,172
Jeronimo Martins SGPS SA	134,500	2,244,317
Magnit OJCS GDR	43,800	1,488,762
PriceSmart, Inc.	18,779	1,421,946
Puregold Price Club, Inc.	4,820,400	3,432,000
Raia Drogasil SA	134,067	1,540,225

		15,025,234

10    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

	Shares/
	Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 6.54%
BEVERAGES — 1.40%
Coca Cola Co.	37,682	$1,429,278
FOOD PRODUCTS — 5.14%
Biostime International Holdings Ltd.	600,000	1,547,578
Mayora Indah	929,300	2,175,164
Oldtown Berhad	2,466,200	1,549,192

		6,701,212

HEALTH CARE EQUIPMENT & SERVICES — 4.73%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.88%
Shandong Weigao Group Medical Polymer Co. Ltd.	1,486,394	1,924,594
HEALTH CARE PROVIDERS & SERVICES — 2.85%
Life Healthcare Group Holdings Ltd.	258,940	987,786
[a] Qualicorp SA	198,700	1,940,688

		4,853,068

HOUSEHOLD & PERSONAL PRODUCTS — 5.71%
HOUSEHOLD PRODUCTS — 2.26%
Colgate Palmolive Co.	21,596	2,315,523
PERSONAL PRODUCTS — 3.45%
Dabur India Ltd.	657,620	1,610,231
Hengan International Group Co. Ltd.	204,500	1,927,889

		5,853,643

MATERIALS — 4.67%
CHEMICALS — 2.74%
Asian Paints Ltd.	16,906	1,264,432
Sociedad Quimica Minera de Chile SA ADR	25,000	1,541,000
METALS & MINING — 1.93%
Southern Copper Corp.	57,584	1,978,586

		4,784,018

RETAILING — 5.45%
MULTILINE RETAIL — 2.11%
PT Mitra Adiperkasa Tbk	3,240,500	2,167,105
SPECIALTY RETAIL — 3.34%
Ace Hardware Indonesia	2,325,500	1,494,444
Cia Hering	85,300	1,928,375

		5,589,924

SOFTWARE & SERVICES — 16.97%
INFORMATION TECHNOLOGY SERVICES — 3.09%
[a] Cognizant Tech Solutions Corp.	45,252	3,164,020
INTERNET SOFTWARE & SERVICES — 10.84%
[a] Baidu, Inc. ADR	19,531	2,281,611
Mercadolibre, Inc.	25,121	2,073,739
PChome Online, Inc.	245,402	1,389,692
Tencent Holdings Ltd.	82,200	2,809,242
[a] Yandex NV	105,904	2,553,345
SOFTWARE — 3.04%
[a] AutoNavi Holdings Ltd. ADR	135,800	1,558,984

Certified Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

	Shares/
	Principal Amount	Value
Totvs SA	75,055	$1,559,041

		17,389,674

TRANSPORTATION — 1.42%
TRANSPORTATION INFRASTRUCTURE — 1.42%
International Container Terminal Services, Inc.	861,500	1,453,904

		1,453,904

TOTAL COMMON STOCK (Cost $ 82,376,984)		95,662,182

SHORT TERM INVESTMENTS — 4.35%
Bank of New York Tri-Party Repurchase Agreement 0.28% dated 9/28/2012 due 10/1/2012, repurchase price $2,000,047 collateralized by Devon Energy Corp., having a coupon of 5.60%, a minimum credit rating of BBB+, maturity date of 7/15/2041, and having a market value of $2,138,722 at 9/28/2012	$2,000,000	2,000,000
Consolidated Edison Co., 0.30%, 10/1/2012	2,455,000	2,455,000

TOTAL SHORT TERM INVESTMENTS (Cost $4,455,000)		4,455,000

TOTAL INVESTMENTS — 97.68% (Cost $86,831,984)		$100,117,182
OTHER ASSETS LESS LIABILITIES — 2.32%		2,382,006

NET ASSETS — 100.00%		$102,499,188

Footnote Legend

a	Non-income producing.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR     American Depository Receipt

GDR     Global Depository Receipt

See notes to financial statements.

12    Certified Annual Report

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Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	September 30, 2012

ASSETS
Investments at value (cost $ 86,831,984) (Note 2)	$100,117,182
Cash	17,607
Cash denominated in foreign currency (cost $40,686)	40,684
Receivable for investments sold	4,093,624
Receivable for fund shares sold	1,571,402
Dividends receivable	72,360
Dividend and interest reclaim receivable	749
Interest receivable	47
Prepaid expenses and other assets	14,262

Total Assets	105,927,917

LIABILITIES
Payable for investments purchased	2,996,914
Payable for fund shares redeemed	82,707
Unrealized depreciation on forward currency contracts (Note 7)	90,513
Payable to investment advisor and other affiliates (Note 3)	79,139
Deferred taxes payable	104,746
Accounts payable and accrued expenses	74,710

Total Liabilities	3,428,729

NET ASSETS	$102,499,188

NET ASSETS CONSIST OF:
Net investment loss	$(77,281)
Net unrealized appreciation on investments	13,090,203
Accumulated net realized gain (loss)	(5,287,507)
Net capital paid in on shares of beneficial interest	94,773,773

$102,499,188

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Developing World Fund	September 30, 2012

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($39,390,280 applicable to 2,507,849 shares of beneficial interest outstanding - Note 4)	$15.71
Maximum sales charge, 4.50% of offering price	0.74

Maximum offering price per share	$16.45

Class C Shares:
Net asset value and offering price per share* ($10,006,292 applicable to 647,991 shares of beneficial interest outstanding -Note 4)	$15.44

Class I Shares:
Net asset value, offering and redemption price per share ($53,102,616 applicable to 3,326,479 shares of beneficial interest outstanding - Note 4)	$15.96

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $105,955)	$1,301,035
Interest income	7,161

Total Income	1,308,196

EXPENSES:
Investment advisory fees (Note 3)	774,348
Administration fees (Note 3)
Class A Shares	39,450
Class C Shares	10,823
Class I Shares	19,601
Distribution and service fees (Note 3)
Class A Shares	78,977
Class C Shares	86,640
Transfer agent fees
Class A Shares	47,069
Class C Shares	20,065
Class I Shares	37,207
Registration and filing fees
Class A Shares	23,654
Class C Shares	21,627
Class I Shares	21,746
Custodian fees (Note 3)	123,937
Professional fees	64,299
Accounting fees	2,095
Trustee fees	2,119
Other expenses	26,111

Total Expenses	1,399,768
Less:
Expenses reimbursed by investment advisor (Note 3)	(106,297)
Investment advisory fees waived by investment advisor (Note 3)	(125,715)

Net Expenses	1,167,756

Net Investment Income	$140,440

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Year Ended September 30, 2012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of foreign capital gain taxes paid of $4,613)	$(2,640,708)
Foreign currency transactions	(138,191)

(2,778,899)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $50,623)	19,301,468
Forward currency contracts (Note 7)	(90,513)
Foreign currency translations	16,551

19,227,506

Net Realized and Unrealized Gain	16,448,607

Net Increase in Net Assets Resulting from Operations	$16,589,047

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Developing World Fund

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS:
Net investment income	$140,440	$97,208
Net realized gain (loss) on investments and foreign currency transactions, net of foreign capital gains taxes	(2,778,899)	(2,485,598)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	19,227,506	(10,551,982)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,589,047	(12,940,372)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	—	(28,522)
Class C Shares	—	(6,288)
Class I Shares	—	(51,293)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	7,947,002	16,379,807
Class C Shares	923,614	5,862,947
Class I Shares	17,833,797	15,403,407

Net Increase in Net Assets	43,293,460	24,619,686

NET ASSETS:
Beginning of Year	59,205,728	34,586,042

End of Year	$102,499,188	$59,205,728

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	September 30, 2012

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of sixteen separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation Policy and Procedures: The Fund’s Trustees of the Trust (the “Trustees”) have authorized employees of the Fund’s investment advisor, acting as the Valuation and Pricing Committee (the “Committee”), to make certain valuation determinations, subject to oversight and review by the Trustees and the Audit Committee of the Trustees. The Committee and other employees of the Fund’s investment advisor administer and implement the valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee also reports on its activities, the performance of the pricing services and other matters to the Trustees and the Audit Committee of the Trustees.

In determining a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants at the measurement date. Typically, the fair value process employs standing instructions to use quoted prices in active markets or the use of independent pricing services. Less frequently, the Committee may make a fair value determination using other methods. However, because fair value prices are estimated prices, the determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The Committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Investments: Portfolio investments listed or traded on a national securities exchange are valued on the valuation date at the last reported trade price on the exchange that is the primary market for the investment. Portfolio investments traded on an exchange for which there has been no trade that day and other equity investments traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. Portfolio investments reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign investment traded on exchanges outside the United States is valued at the price of the investment on the exchange that is normally the investment’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation measurement date.

In any case where the market value of an equity investment held by the Fund is not readily available, a determination of a fair value for the investment is made by the Committee. The Committee’s determinations are made using procedures in accordance

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

with a policy approved by the Trustees, which may include the use of a price obtained from an independent pricing service. The pricing service ordinarily values equity investments in these instances using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. An investment’s market value is deemed not readily available whenever the exchange or market on which the investment is primarily traded is closed for the entire scheduled day of trading. Additionally, an investment’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the investment’s primary exchange or market, but before the most recent close of trading in Fund shares, or an unusual event or significant period of time occurring since the availability of a market quotation, create a question about the reliability of the investment’s market value. On days when market volatility thresholds pre-determined by the Trustees are exceeded, foreign equity investments held by the Fund may be valued using synthetic pricing obtained from an independent pricing service approved by the Trustees, subject to the ability of the Committee to determine in any such instance to utilize market closing prices if the Committee considers closing prices to be more reliable.

Debt obligations held by the Fund have a primary market over-the-counter and are valued by an independent pricing service approved by the Trustees. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are ordinarily valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the Committee determines a fair value for the debt obligation using procedures in accordance with a policy approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Committee decides whether or not to use the pricing service’s valuation or to use an alternative method to determine a fair value for the debt obligation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Valuation Measurements: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established by guidance by the Financial Accounting Standards Board (the “FASB”). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs and minimize the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market data. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the fair value measurement. The methodologies and relative inputs used to value investments are not necessarily indications of the risk or liquidity associated with investing in those investments.

Various inputs are used in determining the fair value measurement of the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

When market volatility thresholds are exceeded, foreign equity investments may be fair valued according to other significant observable inputs rather than quoted market prices. The affected investments will be characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in determining the fair value of investments), are generally applicable to investments fair valued with single broker quotes and other investments.

Portfolio investments with minimal, if any, market activity are characterized as Level 3 and are valued using significant unobservable inputs, typically including single broker quotes, which may be adjusted or unadjusted, related or comparable investments, recent transactions, and other relevant information. Valuations may also be based upon current market prices of investments that are comparable in coupon, rating, maturity, and industry, as applicable. An income based valuation approach would consider discounted anticipated future cash flows of the investment. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investment. The derived value of a Level 3 investment may not represent the value which is received upon disposition.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2012. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2012
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$95,662,182	$94,107,010	$1,555,172	$—
Short Term Investments	4,455,000	—	4,455,000	—

Total Investments in Securities	$100,117,182	$94,107,010	$6,010,172	$—
Other Financial Instruments**
Spot Currency	$546	$546	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(90,513)	$—	$(90,513)	$—
Spot Currency	$(858)	$(858)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, amending Topic 820 Fair Value Measurements and Disclosures, it is the policy of the Fund to recognize transfers between Levels 1, 2 and 3 and to disclose those transfers due to the underlying event which caused the movement. The Fund recognized a transfer from Level 1 to Level 2 during the year ended September 30, 2012 at the beginning market value of $1,052,958. The transfer was due to the investment advisor’s reassessment of the valuation inputs for the year ended September 30, 2012, which were deemed to be more indirectly observable than the valuation inputs used in the prior periods that the investment was held. The Fund recognized no other transfers between levels other than when the Fund exceeded market volatility thresholds for foreign equity investments during the year.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation or depreciation from investments.

Reported net realized gains or losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investments transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation and depreciation on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of investments of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute to shareholders substantially all taxable income, including any net realized gain on investments of the Fund. Therefore, no provision for federal income taxes is required.

Management reviews each uncertain tax position believed to be material to the preparation of the Fund’s financial statements, to assess if it is more likely than not that the position would be sustained upon examination, based upon the technical merits of the position. As of September 30, 2012, management has not identified any such position for which a liability must be reflected in the Statement of Assets and Liabilities. The Fund’s tax returns remain subject to examination for three years after filing.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders, if any, are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

General: Investment transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of investments are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under a separate agreement with the Trustees), its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2012, these fees were payable at annual rates ranging from .975 of 1% to .775 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended September 30, 2012, the Advisor voluntarily waived investment advisory fees of $125,715. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2012, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $27,743 for Class C shares, and $78,554 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor,” an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2012, the Distributor has advised the Fund that it earned commissions aggregating $9,510 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,699 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2012, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2012, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees are adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2012, no fees were paid indirectly.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	September 30, 2012		September 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,082,854	$15,910,582	1,982,581	$30,656,908
Shares issued to shareholders in reinvestment of dividends	—	—	1,639	25,513
Shares repurchased	(570,116)	(7,963,630)	(966,885)	(14,303,463)
Redemption fees received*	—	50	—	849

Net increase (decrease)	512,738	$7,947,002	1,017,335	$16,379,807

Class C Shares
Shares sold	244,119	$3,529,222	559,204	$8,559,013
Shares issued to shareholders in reinvestment of dividends	—	—	359	5,563
Shares repurchased	(182,871)	(2,605,622)	(173,608)	(2,701,877)
Redemption fees received*	—	14	—	248

Net increase (decrease)	61,248	$923,614	385,955	$5,862,947

Class I Shares
Shares sold	1,646,787	$24,383,131	1,732,916	$27,280,362
Shares issued to shareholders in reinvestment of dividends	—	—	2,828	44,294
Shares repurchased	(460,724)	(6,549,398)	(806,467)	(11,922,242)
Redemption fees received*	—	64	—	993

Net increase (decrease)	1,186,063	$17,833,797	929,277	$15,403,407

*	The Fund previously charged a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Effective February 1, 2012, the Fund stopped imposing this redemption fee. Redemption fees that were charged to any class prior to February 1, 2012 were allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2012, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $119,147,531 and $98,968,983, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2012, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$87,536,534

Gross unrealized appreciation on a tax basis	$14,905,203
Gross unrealized depreciation on a tax basis	(2,324,555)

Net unrealized appreciation (depreciation) on investments (tax basis)	$12,580,648

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

At September 30, 2012, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2011 of $2,196,037. For tax purposes, such losses will be reflected in the year ending September 30, 2013.

At September 30, 2012, the Fund had cumulative tax basis capital losses of $2,583,287, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire but are required to be utilized to offset future gains prior to the utilization of losses that occurred in years prior to the fiscal year ending September 30, 2012, which may expire prior to utilization.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized investment losses by $122,004, and decreased undistributed net investment income by $122,004. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign capital gains taxes, foreign currency gains (losses), and passive foreign investment gains.

At September 30, 2012, the Fund had distributable tax basis net ordinary income of $28,445.

The tax character of distributions paid during the years ended September 30, 2012, and September 30, 2011, was as follows:

	2012	2011
Distributions from:
Ordinary income	$—	$86,103
Capital gains	—	—

Total	$—	$86,103

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”), require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2012, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

The Fund entered into forward currency contracts during the year ended September 30, 2012 in the normal course of pursuing its investment objectives, in anticipation of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2012

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations. The quarterly average values of open sell currency contracts for the year ended September 30, 2012 was $393,465. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of open sell currency contracts during the year ended September 30, 2012.

The following table displays the outstanding forward currency contracts at September 30, 2012:

Outstanding Forward Currency Contracts

to Buy or Sell at September 30, 2012

		Contract	Contract	Value	Unrealized	Unrealized
Contract Description	Buy/Sell	Amount	Value Date	USD	Appreciation	Depreciation
Euro	Sell	91,000	01/10/2013	117,069	$—	$(4,941)
Euro	Sell	180,100	01/10/2013	231,694	—	(10,867)
Euro	Sell	279,900	01/10/2013	360,083	—	(16,747)
Euro	Sell	1,048,600	01/10/2013	1,348,994	—	(57,958)

Total					$—	$(90,513)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2012 is disclosed in the following table:

Fair Values of Derivative Financial Instruments

at September 30, 2012

Liability Derivatives	Balance Sheet Location	Fair Value

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(90,513)

The Fund recognized no realized gains or losses from forward currency contracts. The net change in unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2012 is disclosed in the following table:

Amount of Net Change in Unrealized Appreciation (Depreciation)

of Derivative Financial Instruments Recognized in

Income for the Year Ended September 30, 2012

	Total	Forward Currency Contracts
Foreign exchange contracts	$(90,513)	$(90,513)

OTHER NOTES:

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in smaller companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2012 and the date of issuance of the financial statements, which require adjustment to, or disclosure in the accompanying financial statements.

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Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)+								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)	Net Assets at End of Year (Thousands)
Class A Shares
2012(b)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)		1.69		1.69		1.85		25.68	129.49	$39,390
2011(b)	$14.44	(0.01)	(1.91)	(1.92)	(0.02)	—	(0.02)	$12.50	(0.05)		1.63		1.62		1.89		(13.34)	129.15	$24,929
2010(b)(c)	$11.94	0.06	2.44	2.50	—	—	—	$14.44	0.55	(d)	1.83	(d)	1.82	(d)	3.30	(d)	20.94	47.37	$14,116
Class C Shares
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)		2.38		2.38		2.86		24.82	129.49	$10,006
2011	$14.39	(0.11)	(1.90)	(2.01)	(0.01)	—	(0.01)	$12.37	(0.74)		2.34		2.34		2.89		(13.96)	129.15	$7,258
2010(c)	$11.94	(0.01)	2.46	2.45	—	—	—	$14.39	(0.11	)(d)	2.39	(d)	2.38	(d)	6.89	(d)	20.52	47.37	$2,889
Class I Shares
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57		1.09		1.09		1.45		26.47	129.49	$53,103
2011	$14.52	0.09	(1.96)	(1.87)	(0.03)	—	(0.03)	$12.62	0.55		1.04		1.04		1.47		(12.89)	129.15	$27,019
2010(c)	$11.94	0.11	2.47	2.58	—	—	—	$14.52	1.09	(d)	1.10	(d)	1.09	(d)	2.63	(d)	21.61	47.37	$17,581

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 16, 2009.
(d)	Annualized.
+	Based on weighted average shares outstanding, except for Dividends from Net Investment Income and Net Realized Gains, which are actual amounts per share.

See notes to financial statements.

28 Certified Annual Report	Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Developing World Fund	September 30, 2012

To the Trustees and Shareholders of

Thornburg Developing World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Developing World Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2012

30    Certified Annual Report

EXPENSE EXAMPLE

Thornburg Developing World Fund	September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2012, and held until September 30, 2012.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period†
	4/1/12	9/30/12	4/1/12–9/30/12
Class A Shares
Actual	$1,000.00	$1,011.60	$8.50
Hypothetical*	$1,000.00	$1,016.55	$8.52
Class C Shares
Actual	$1,000.00	$1,007.80	$11.95
Hypothetical*	$1,000.00	$1,013.10	$11.98
Class I Shares
Actual	$1,000.00	$1,014.60	$5.49
Hypothetical*	$1,000.00	$1,019.55	$5.50

†	Expenses are equal to the annualized expense ratio for each class (A: 1.69%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    31

INDEX COMPARISON

Thornburg Developing World Fund	September 30, 2012 (Unaudited)

Growth of a Hypothetical $10,000 Investment

Thornburg Developing World Fund versus MSCI Emerging Markets Index (December 16, 2009 to September 30, 2012)

Average Annual Total Returns

For Periods Ended September 30, 2012 (with sales charge)

		Since
	1 Yr	Inception
A Shares (Incep: 12/16/09)	20.02%	8.58%
C Shares (Incep: 12/16/09)	23.82%	9.69%
I Shares (Incep: 12/16/09)	26.47%	11.05%
MSCI Emerging Markets Index (Since 12/16/09)	16.93%	3.62%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I shares.

32    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Developing World Fund	September 30, 2012 (Unaudited)

Name, Age,		Other
Position Held with Fund		Directorships
Year Elected	Principal Occupation(s) During Past Five Years	Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 66 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder and, until 2008, CEO of Thornburg Investment Management, Inc. (investment advisor); Chairman, CEO, and controlling shareholder of Thornburg Securities Corporation (securities dealer); CEO until 2007 and Chairman until 2009 of TMST, Inc. (f/k/a Thornburg Mortgage, Inc.) (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to TMST, Inc.).	None

Brian J. McMahon, 56 Trustee since 2001, Member of Governance & Nominating Committee & Operations Risk Oversight Committee, President since 1997(5)(6)	CEO since 2008, President, Managing Director, Chief Investment Officer, and Portfolio Manager of Thornburg Investment Management, Inc.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 67 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
David D. Chase, 71 Trustee since 2000, Chairman of Audit Committee	Managing Member of Vestor Associates, LLC, Santa Fe, NM (private equity fund); Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund).	None

Susan H. Dubin, 63 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Sally Corning, 51 Trustee since 2012, Member of Operations Risk Oversight Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity and venture capital investment firm).	None

Owen D. Van Essen, 58 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

Certified Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2012 (Unaudited)

Name, Age,		Other
Position Held with Fund		Directorships
Year Elected	Principal Occupation(s) During Past Five Years	Held by Trustee

James W. Weyhrauch, 53 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

EMERITUS TRUSTEE(1)(2)(4)

Eliot R. Cutler, 66 Emeritus Trustee since 2012	Chairman, MaineAsia LLC; Principal, Chamisa Energy, LLC; Senior Counsel and, until 2009, partner in Akin, Gump, Strauss, Hauer & Feld, LLP (law firm), Washington, D.C. and Beijing, China.(7)	Not Applicable

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(8)

George T. Strickland, 49 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 73 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 45 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 41 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 49 Vice President since 1999	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 42 Vice President since 2003	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leon Sandersfeld, 46 Vice President since 2003	Managing Director and Fund Accounting Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 38 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Operations, and Vice President of Thornburg Investment Management, Inc.	Not applicable

Edward Maran, 54 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 42 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 41 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2012 (Unaudited)

Name, Age,		Other
Position Held with Fund		Directorships
Year Elected	Principal Occupation(s) During Past Five Years	Held by Trustee

Lei Wang, 41 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 33 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 38 Vice President since 2007	Vice President since 2011, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lewis Kaufman, 36 Vice President since 2007	Portfolio Manager and Managing Director and, until 2009, an Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ryon, 56 Vice President since 2008	Portfolio Manager and Managing Director since 2009, and Associate Portfolio Manager from 2008–2009 of Thornburg Investment Management, Inc.; Principal of Vanguard Funds until 2008.	Not applicable

Lon Erickson, 37 Vice President since 2008	Portfolio Manager and Managing Director since 2010, and Associate Portfolio Manager from 2008–2010 of Thornburg Investment Management, Inc.; Senior Analyst of State Farm Insurance until 2008.	Not applicable

Kathleen Brady, 52 Vice President since 2008	Senior Tax Accountant of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is one of sixteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the sixteen Funds of the Trust. Each Trustee oversees the sixteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the sixteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire upon his having reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Mr. Cutler was a Trustee of the Trust through December 31, 2011, and was appointed as an Emeritus Trustee effective January 1, 2012.
(8)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    35

OTHER INFORMATION

Thornburg Developing World Fund	September 30, 2012 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2012, foreign source income and foreign taxes paid are $949,675 and $103,059, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2012. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2012.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in May 2012 to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

36    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2012 (Unaudited)

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. These reports addressed a wide variety of topics, including particularly the Advisor’s selection of investments and execution of the Fund’s investment strategies. In addition, the Trustees considered information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including (i) the Fund’s absolute investment performance and achievement of stated objectives, (ii) the Advisor’s commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (iii) measures of the Fund’s investment returns over different periods of time relative to a “diversified emerging markets” category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, (iv) the Fund’s cumulative investment return since inception relative to the securities index, and (v) comparative measures of estimated earnings growth, portfolio risk and return.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors.

In evaluating quantitative and performance data presented, the Trustees considered (among other aspects of the data) comparative performance data for the two full calendar years since the Fund’s inception, which showed that the Fund’s investment returns in each year exceeded the average return of the mutual fund category and the return of the Fund’s benchmark index. Other noted quantitative data showed that the Fund’s investment returns fell within the top quartile of performance for the fund category for the three-month period ended with the second quarter of the current year, and near or within the top decile of the category for the year-to-date and one-year periods. Data presented to the Trustees also demonstrated the Fund’s higher cumulative return since inception (net of expenses) relative to the Fund’s benchmark index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objective and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided and the Fund’s investment performance, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, and comparisons of the Advisor’s fee and overall Fund expenses to median fees and expenses charged to a category of equity mutual funds selected by an independent mutual fund analyst firm. Comparative fee and expense data considered by the Trustees showed that the management fee for the Fund was somewhat lower than the median and average fee rates for the fund category, and that the overall expense ratio of a reference share class of the Fund was comparable to the median and average expense ratios for the fund category. The Trustees considered information about the fees charged by the Advisor to other investment management clients, together with information about fees charged by other advisors to different clients, and analysis of the differences between the requirements of institutional clients and mutual funds and the consequently different investment management services provided, respectively, to institutional clients and to mutual funds. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by investment advisors to institutional clients had limited relevance to the evaluation of fee rates charged to mutual funds, because of the significant differences between the respective requirements of institutional clients and mutual funds, the differences between the respective services rendered to institutional clients and mutual funds, and the different circumstances in which the respective fees originate.

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2012 (Unaudited)

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual, and the Trustees also considered in this regard the Advisor’s management of its costs and investment of resources to increase its capabilities. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

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This page is not part of the Annual Report.    39

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Not part of the Certified Annual Report

Reissued September 10, 2012

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

40    This page is not part of the Annual Report.

RETIREMENT AND EDUCATION ACCOUNTS

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our website at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.     41

THORNBURG FUND FAMILY

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

Thornburg Bond Funds

Thornburg Investment Management applies a disciplined philosophy to fixed-income management. Since the launch of our first fixed-income fund over 25 years ago, we have been conducting fundamental, bottom-up research in an effort to identify bonds which we believe provide the best return for a given level of risk. We are very organic in our approach, avoiding leverage or complex strategies which could backfire in periods of market uncertainty.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

This page is not part of the Annual Report.    43

Waste not, Wait not

Get instant access to your shareholder reports.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.
Distributor:
Thornburg Securities Corporation® 800.847.0200	You invest in the future, without spending a dime.
TH2149

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended	Year Ended
	September 30, 2011	September 30, 2012
Thornburg Investment Trust	$603,000	$826,950

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended	Year Ended
	September 30, 2011	September 30, 2012
Thornburg Investment Trust	$-0-	$-0-

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended	Year Ended
	September 30, 2011	September 30, 2012
Thornburg Investment Trust	$184,100	$210,200

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended	Year Ended
	September 30, 2011	September 30, 2012
Thornburg Investment Trust	$-0-	$12,000

The figure shown under All Other Fees for the year ended September 30, 2012, includes amounts from out of pocket expenses during the 2011 annual audit as well as a consent fee pertaining to a closing agreement with the IRS during the fiscal year ended September 30, 2012.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2012, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, and Developing World Fund.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon
Brian J. McMahon
President and principal executive officer

Date:	November 28, 2012

By:	/s/ George T. Strickland
George T. Strickland
Treasurer and principal financial officer

Date:	November 28, 2012